As filed October 25, 2024	Securities Act Registration No. 333-132541

Investment Company Act Registration No. 811-21872

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☐
Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	539	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
Amendment No.	540	☒

(Check appropriate box or boxes.)

Mutual Fund Series Trust - File Nos. 333-132541 and 811-21872

(Exact Name of Registrant as Specified in Charter)

4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (402) 895-1600

CT CORPORATION SYSTEM

1300 EAST NINTH STREET

CLEVELAND, OH 44114

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, Ohio 43215

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on November 1, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Catalyst Insider Buying Fund Class A: INSAX Class C: INSCX Class I: INSIX

Catalyst Energy Infrastructure Fund Class A: MLXAX Class C: MLXCX Class I: MLXIX

Catalyst/MAP Global Equity Fund Class A: CAXAX Class C: CAXCX Class I: CAXIX

Catalyst/Lyons Tactical Allocation Fund Class A: CLTAX Class C: CLTCX Class I: CLTIX

Catalyst Dynamic Alpha Fund Class A: CPEAX Class C: CPECX Class I: CPEIX

PROSPECTUS
NOVEMBER 1, 2024

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY: CATALYST INSIDER BUYING FUND	3
FUND SUMMARY: CATALYST ENERGY INFRASTRUCTURE FUND	15
FUND SUMMARY: CATALYST/MAP GLOBAL EQUITY FUND	22
FUND SUMMARY: CATALYST/LYONS TACTICAL ALLOCATION FUND	28
FUND SUMMARY: CATALYST DYNAMIC ALPHA FUND	34
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	40
HOW TO BUY SHARES	79
HOW TO REDEEM SHARES	86
VALUING THE FUNDS’ ASSETS	91
DIVIDENDS, DISTRIBUTIONS AND TAXES	91
MANAGEMENT OF THE FUNDS	92
FINANCIAL HIGHLIGHTS	100
APPENDIX A: INTERMEDIARY SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS	110
PRIVACY NOTICE	116
FOR MORE INFORMATION	118

FUND SUMMARY: CATALYST INSIDER BUYING FUND

Investment Objective:

The Fund’s objective is long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 81 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 56 and Waivers of Up-Front Sales Charge on Class A Shares on page 57.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.99%	1.02%	0.97%
Total Annual Fund Operating Expenses	2.24%	3.02%	1.97%
Fee Waiver and/or Expense Reimbursement [2]	(0.71)%	(0.74)%	(0.69)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.53%	2.28%	1.28%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	The Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.53%, 2.28% and 1.28% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2025. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the investment advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

3

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$722	$231	$130
3	$1,171	$864	$552
5	$1,645	$1,522	$999
10	$2,950	$3,285	$2,240

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 183% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by combining a portfolio of common stock (the “Common Stock Component”) with an overlay component that provides exposure to quantitative investment strategies (the “Overlay Component”).

Common Stock Component

The Common Stock Component invests in common stocks of U.S. companies, including real estate investment trusts (“REITs”), and American Depositary Receipts (“ADRs”). The Fund purchases positions in stocks that are experiencing insider buying by corporate executives, directors, large shareholders or activist shareholders. The Fund may invest in companies of any market capitalization, including smaller-sized companies, but intends to emphasize larger capitalization stocks.

The Advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. The Advisor’s research and quantitative back-testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long-term capital appreciation. The underlying thesis is that corporate insiders and large or activist shareholders know more about the prospects of the company than anybody else.

The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. Stocks are sold when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk adjusted return. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

4

Overlay Component

The Overlay Component is designed to provide the Fund with exposure to various asset classes and strategies that have historically demonstrated the potential to produce attractive total return over the long term with low to moderate correlation to equities and bonds. The Overlay Component generally seeks to gain this exposure by investing in one or more structured notes and/or one or more non-exchange-traded total return swap contracts.

The Overlay Component pursues an absolute return, multi-risk premia strategy (i.e., a multi-risk factor strategy) that attempts to capture various sources of systematic risk premia in the capital markets. Risk premia refers to sources of return derived by accepting risks beyond those inherent in traditional broad market exposures, such as long-only broad-market equity and bond indexes. Risk premia are considered the building blocks of many variable (i.e., non-linear) and hedged investment strategies. Risk premia strategies use publicly traded instruments and tend to have lower correlation to equities and bonds as well as to one another.

The Overlay Component’s multi-risk premia strategy provides exposure to a blend of Carry, Momentum, Value and Volatility Risk Premia across equity, commodity, foreign exchange and fixed income markets and invests in futures and options on equity indices, commodities, government bonds and non-government bonds, interest rates and currency forwards.

●	Carry Risk Premia: Captures the tendency for higher yielding assets to outperform lower yielding assets over time. Typical Carry Risk Premia strategies include having long, high carry assets and short, low carry assets. An example is to synthetically buy high yielding currency forward contracts and sell low yielding currency forward contracts.

●	Momentum Risk Premia: Captures the tendency for assets that have performed well in the recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly. Typical Momentum Risk Premia strategies include being long historically high performing assets and being short historically low performing assets. An example is to synthetically buy positive trending futures and sell negatively trending futures across multiple asset classes.

●	Volatility Risk Premia: Captures the behavioral tendency of markets to over-exaggerate implied or expected volatility. Typical Volatility Risk Premia strategies include being short an asset’s expected end-of-day price standard deviation (implied volatility) and being long an asset’s realized end-of-day price standard deviation (realized volatility) over a specified period. An example would be writing ultra short put options on the S&P 500 Index with an intra-day delta hedge.

5

●	Value Risk Premia: Captures the behavioral tendency of asset prices to mean revert to fair value anchors. Typical Value Risk Premia strategies include short term mean-reversion strategies that use price and fundamental indicators to open short positions in “overbought” assets and open long positions in “oversold” assets. An example would be to open short positions in overbought currency pairs and open long positions on oversold currency pairs.

The Overlay Component’s allocations across these risk premia strategies are made at the discretion of the Advisor with the intent to best complement the Common Stock Component.

Investments in Subsidiary

The Advisor executes a portion of the Fund’s strategy by investing up to 25% of the Fund’s total assets in the Subsidiary, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary invests the majority of its assets in structured notes and total return swap contracts. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies.

Changing Fixed Income Market Conditions Risk. Any future interest rate increases could cause the value of any fund that invests in fixed income securities to decrease to the extent that it invests in fixed income securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline.

Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

6

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds,” that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. Currency risk includes the risk that the currencies in which the Fund has taken a position, or in which the Fund’s investments are denominated, will decline in value. Derivative transactions in foreign currencies (such as futures, forwards, options, and swaps) are also subject to currency risk. Some currencies are illiquid, and the Fund may not be able to convert them into U.S. dollars or may only be able to do so at an unfavorable exchange rate. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. The Fund may also take short positions, through derivatives, if the Advisor believes the value of a currency is likely to depreciate in value.

Derivatives Risk. Even a small investment in derivatives (including the Fund’s exposure to futures, forwards and options) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), counterparty risk (the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments), and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. A heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

7

Fixed-Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies.

Forwards Risk. Forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk and liquidity risk. If a counterparty defaults and fails to deliver or settle a forward trade, replacing the transaction may be costly. Liquidity risk exists because no organized secondary market exists to trade or dispose of forward obligations.

Futures Contract Risk. The successful use of futures contracts draws upon the Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so and (g) leverage risk.

8

Income Risk. Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities.

Large Capitalization Company Risk. The Fund may invest in large capitalization companies. The securities of such companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Leverage Risk. Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

9

Medium (Mid) Capitalization Company Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the swap carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the swap’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Options Market Risk. Markets for options may not always operate on a fair and orderly basis. At times, prices for options may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the Fund’s use of options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Conversely, as a seller (writer) of a call option or put option, the Fund will lose money if the value of the underlying reference instrument rises above (written call option) or falls below (written put option) the respective option’s strike price. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Further, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund’s portfolio securities. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk (the risk that an option’s returns will deviate from a benchmark) and sub-strategy risk (the risk that hedging sub-strategies will not perform as expected).

10

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Subprime mortgages are riskier and potentially less liquid than other mortgage-backed securities.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Sector Exposure Risk. Sector exposure risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets.

Healthcare Sector Risk. Companies in the healthcare sector may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

11

Small Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Structured Note Risk. The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over-the-counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or events that affect the industry. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The costs of investing in swaps will be indirectly paid by the Fund.

Tax Risk. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Government Obligations Risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government sponsored instrumentalities or enterprises.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value of short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Wholly-Owned Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. Shareholders of the Fund are indirectly subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

12

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A shares for each of the last ten full calendar years. Although Class C and Class I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares are different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The performance table shows how the average returns of the Class A, C, and I shares compare over time with those of a broad-based market index. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 18.04% (quarter ended March 31, 2019), and the lowest return for a quarter was (27.60)% (quarter ended June 30, 2022). The Fund’s Class A shares year-to-date return as of September 30, 2024 was 24.81%.

13

Average Annual Total Returns
(for the periods ended December 31, 2023)

	1 Year	5 Year	10 Year
Class A
Return Before Taxes	23.88%	(0.53)%	1.41%
Return After Taxes on Distributions	23.88%	(0.53)%	1.24%
Return After Taxes on Distributions and Sale of Fund Shares	14.14%	(0.41)%	1.01%
Class C
Return Before Taxes	30.53%	(0.10)%	1.26%
Class I
Return Before Taxes	31.78%	0.90%	1.39%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Portfolio Manager: David Miller, Chief Investment Officer and Senior Portfolio Manager of the Advisor, and Charles Ashley, Portfolio Manager of the Advisor, serve as the Fund’s portfolio managers. Messrs. Miller and Ashley are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Miller has served the Fund as a Portfolio Manager since the Fund commenced operations in 2011 and Mr. Ashley has served the Fund as a Portfolio Manager since 2024.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14

FUND SUMMARY: CATALYST ENERGY INFRASTRUCTURE FUND

Investment Objective:

The Fund’s objective is current income and capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 81 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 56 and Waivers of Up-Front Sales Charge on Class A Shares on page 57.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge(Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	1.73%	2.48%	1.48%
Fee Waiver and/or Expense Reimbursement[2]	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.68%	2.43%	1.43%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	The Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.68%, 2.43% and 1.43% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2025. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the investment advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

15

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$736	$246	$146
3	$1,084	$768	$463
5	$1,455	$1,316	$803
10	$2,495	$2,812	$1,764

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 22% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by primarily investing in the publicly-listed equity securities of U.S. and Canadian companies that generate a majority of their cash flow from midstream energy infrastructure activities. The Fund’s strategy aims to achieve current income and capital appreciation over the long-term. The Fund may also invest in the equity securities of master limited partnerships (“MLPs”) engaged in energy related businesses. Most of the entities in which the Fund invests derive a majority of their revenue from energy infrastructure related activities, including treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, or refined products. Under normal conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in companies that derive a majority of their revenue from energy infrastructure activities. The Fund may invest in U.S. and foreign issuers of any market capitalization.

The Fund intends to be taxed as a regulated investment company (“RIC”) and comply with all RIC-related restrictions, including limiting its investment in entities taxed as limited partnerships, including MLPs, to 25%.

SL Advisors, LLC, the Fund’s investment sub-advisor (the “Sub-Advisor”), utilizes an investment selection process that includes the analysis of various qualitative and quantitative factors. In evaluating securities for inclusion in the investment portfolio, the Sub-Advisor considers current distribution yield and likely growth prospects of the issuer of the security. Those issuers with a demonstrated history of stable and growing distributions are favored, as are those with well-regarded management teams. Each issuer’s competitive position is also evaluated as is its new projects, its likelihood of successful execution and its impact on future distribution growth. Securities will be sold when other appropriate securities are available with superior return prospects.

16

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Distribution Policy: The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – Catalyst Energy Infrastructure Fund Distribution Policy and Goals” section in the Fund’s Prospectus.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Distribution Policy Risk. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Energy Sector Risk. The Fund focuses its investments in the energy infrastructure sector, which historically has been very volatile. Because of its focus in this sector, the performance of the Fund is tied closely to and affected by developments in the energy sector, such as the possibility that government regulation will negatively impact companies in this sector. Energy infrastructure entities are subject to the risks specific to the industry they serve including, but not limited to, the following:

●	Fluctuations in commodity prices;

●	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing;

●	New construction risk and acquisition risk which can limit potential growth;

17

●	A sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;

●	Depletion of the natural gas reserves or other commodities if not replaced;

●	Changes in the regulatory environment;

●	Extreme weather;

●	Rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and

●	Threats of attack by terrorists.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Foreign Securities Risk. Since the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Company Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

MLP and MLP-Related Securities Risks. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

18

MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Non-diversification Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Sector Exposure Risk. Sector exposure risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. The Fund typically focuses its investments in the energy sector and, therefore, is more susceptible to energy sector risk, as described above.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A shares for each full calendar year since inception. Although Class C and Class I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares are different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The performance table shows how the average returns of the Class A, C, and I shares compare over time with those of a broad-based market index and a supplement index. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

19

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 38.94% (quarter ended June 30, 2020), and the lowest return for a quarter was (53.42)% (quarter ended March 31, 2020). The Fund’s Class A shares year-to-date return as of September 30, 2024 was 25.97%.

Average Annual Total Returns
(for the periods ended December 31, 2023)

Class A	1 Year	5 Year	Since Inception (12/22/14)
Return Before Taxes	8.40%	8.97%	(0.47)%
Return After Taxes on Distributions	8.26%	5.87%	(3.02)%
Return After Taxes on Distributions and Sale of Fund Shares	5.07%	5.32%	(1.61)%
Class C
Return Before Taxes	14.15%	9.41%	(0.53)%
Class I
Return Before Taxes	15.31%	10.53%	0.45%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) [1]	26.26%	15.69%	11.70%
Solactive MLP Infrastructure Index (reflects no deduction for fees, expenses or taxes) [1]	18.48%	7.55%	(1.62)%

[1]	The Fund has changed its primary benchmark from the Solactive MLP Infrastructure Index to the S&P 500® Index to comply with new regulatory requirements.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

20

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: SL Advisors, LLC is the Fund’s investment sub-advisor.

Portfolio Managers: Simon Lack, Managing Partner and Chief Compliance Officer of the Sub-Advisor, and Henry Hoffman, Partner of the Sub-Advisor, serve as the Fund’s Portfolio Managers and are jointly and primarily responsible for the day to day management of the Fund’s portfolio. Mr. Lack has served the Fund in this capacity since the Fund commenced operations in 2014. Mr. Hoffman has served the Fund in this capacity since 2021.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

21

FUND SUMMARY: CATALYST/MAP GLOBAL EQUITY FUND

Investment Objective:

The Fund’s objective is long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 81 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 56 and Waivers of Up-Front Sales Charge on Class A Shares on page 57.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses	1.60%	2.35%	1.35%
Fee Waiver and/or Expense Reimbursement[2]	(0.39)%	(0.39)%	(0.39)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%	1.96%	0.96%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	The Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.21%, 1.96% and 0.96% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2025. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the investment advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

22

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$691	$199	$98
3	$1,015	$696	$389
5	$1,361	$1,220	$702
10	$2,335	$2,656	$1,590

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 22% of the average value of its portfolio.

Principal Investment Strategies:

The Fund primarily invests in equity securities of U.S. and foreign issuers, including without limitation sponsored American Depositary Receipts (“ADRs”). The Fund may invest in the securities of companies with market capitalization volume of $300 million or more and in the securities of companies of any. The Fund may also write covered call options on its equity positions. The allocation of the Fund’s investments to U.S. and foreign issuers and among various levels of market capitalizations may vary substantially depending on various factors, including market conditions, but under normal conditions, at least 40% of the Fund’s assets is invested in securities of issuers domiciled in at least 3 countries outside of the United States, and at least 80% of its net assets plus any borrowings for investment purposes are invested in equity securities. Equity securities include equity securities and options on equity securities.

Managed Asset Portfolios, LLC, the Fund’s investment sub-advisor (the “Sub-Advisor”) seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments in securities using a bottom up process to identify temporarily out of favor securities that have an attractive valuation compared to the company’s net assets and earnings power. The Sub-Advisor also seeks securities where a catalyst may unlock the intrinsic value of the company. Stocks are subsequently removed from the portfolio when the stock exceeds their estimated fair market value or when there is a change or deterioration at the company that cause the portfolio managers to believe the stock is no longer attractive relative to other investment opportunities.

23

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Large Capitalization Company Risk. The Fund may invest in large capitalization companies. The securities of such companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Company Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

24

Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put option, the Fund assumes the risk of a rise in the market price of the underlying security above the exercise price of the option which will cause a loss of the premium paid for the option.

Sector Exposure Risk. Sector exposure risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

Consumer Staples Sector Risk. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A shares for each of the last ten full calendar years. Although Class C and Class I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares are different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The performance table shows how the average returns of the Class A, C, and I shares compare over time with those of a broad-based market index and a supplemental index. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

25

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 15.58% (quarter ended June 30, 2020), and the lowest return for a quarter was (22.47)% (quarter ended March 31, 2020). The Fund’s Class A shares year-to-date return as of September 30, 2024 was 13.97%.

Average Annual Total Returns
(for the periods ended December 31, 2023)

Class A	1 Year	5 Year	10 Year
Return Before Taxes	4.34%	6.00%	5.51%
Return After Taxes on Distributions	3.43%	5.24%	4.62%
Return After Taxes on Distributions and Sale of Fund Shares	2.66%	4.36%	4.09%
Class C
Return Before Taxes	9.85%	6.46%	5.33%
Class I
Return Before Taxes	10.95%	7.51%	5.83%
MSCI ACWI (reflects no deduction for fees, expenses or taxes)	22.81%	12.27%	8.48%
MSCI ACWI Value Index Gross (reflects no deduction for fees, expenses or taxes)	12.68%	9.05%	6.23%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

26

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: Managed Asset Portfolios, LLC serves as the Fund’s Sub-Advisor.

Portfolio Managers: Michael Dzialo, President and Portfolio Manager of the Sub-Advisor, Peter Swan, International Portfolio Manager of the Sub-Advisor, and Karen Culver, Portfolio Manager of the Sub-Advisor and Zachary S. Fellows, Portfolio Manager and Senior Research Analyst of the Sub-Advisor, serve as the Fund’s Portfolio Managers. Messrs. Dzialo, Swan, and Fellows and Ms. Culver are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Dzialo and Swan have served the Fund in this capacity since the Fund commenced operations in 2011 and Ms. Culver has served the Fund in this capacity since 2012. Mr. Fellows has served the Fund in this capacity since 2024.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

27

FUND SUMMARY: CATALYST/LYONS TACTICAL ALLOCATION FUND

Investment Objective:

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 81 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 56 and Waivers of Up-Front Sales Charge on Class A Shares on page 57.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.59%	0.61%	0.57%
Total Annual Fund Operating Expenses	2.09%	2.86%	1.82%
Fee Waiver and/or Expense Reimbursement[2]	(0.56)%	(0.58)%	(0.54)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.53%	2.28%	1.28%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	The Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.53%. 2.28% and 1.28% for Class A shares, Class C shares and Class I shares, respectively, for all share classes through October 31, 2025. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the investment advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

28

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$722	$231	$130
3	$1,141	$831	$520
5	$1,586	$1,457	$935
10	$2,815	$3,144	$2,093

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 17% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by combining a tactical allocation process intended to offer downside protection during significant market declines, with individual stock selection. Lyons Wealth Management, LLC, the Fund’s investment sub-advisor (the “Sub-Advisor”), uses a proprietary quantitative risk model that seeks to remain fully invested in equities continuously, during bull market conditions, and to shift defensive only during sustained periods of heightened equity market risk. This binary model is intended to identify extended time periods over which risk levels are anticipated to remain either acceptable for owning stocks or elevated above the expected reward.

Asset allocation between stocks or bonds is determined monthly based on the risk model’s binary output. A positive reading generally indicates that long-term market risk remains at a level the Sub-Advisor believes is currently acceptable for owning stocks, and results in a portfolio allocation to equities. A negative reading indicates that market risk has reached levels the Sub-Advisor believes are typically indicative of long-term, significant market declines, and results in a portfolio shift to fixed income securities. The portfolio may shift allocation at any point during the quarter, but generally reallocation only occurs upon the systematic month-end signal readings. The Sub-Advisor anticipates that the model may sustain a given signal for extended periods of time, potentially for multi-year periods.

The portfolio’s default allocation is to equities. While maintaining equity exposure, the Sub-Advisor invests in a concentrated portfolio of stocks selected for earnings efficiency, company strength, and relative value. Stock selection is based on the Sub-Advisor’s proprietary ranking model that ranks stocks according to fundamental criteria. The Fund invests in U.S. listed mid-cap, large-cap and mega-cap companies. While maintaining an equity allocation, the portfolio is reconstituted and rebalanced quarterly.

29

The Fund’s defensive portfolio consists of fixed income securities. Securities are selected for investment based on yields, prices, yield to maturity, duration and risk. The Fund may invest in domestic, investment-grade fixed income securities of any duration and maturity, but it generally will invest in short-term and intermediate-term U.S. Treasury bills and notes with one to ten years to maturity at the time of issuance. These fixed income positions are sold when the risk model produces a positive signal, and a new equity portfolio is established based on an updated stock selection model ranking.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Allocation Risk. The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Large Capitalization Company Risk. The Fund may invest in large capitalization companies. The securities of such companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

30

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Mega Capitalization Company Risk. The securities of mega capitalization companies may underperform securities of smaller companies because such companies may be slow to respond to competitive challenges and growth opportunities.

Medium (Mid) Capitalization Company Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Sector Exposure Risk. Sector exposure risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector.

31

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A shares for each of the last ten full calendar years. Although Class C and Class I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares are different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The performance table shows how the average returns of the Class A, C, and I shares compare over time with those of a broad-based market index and a supplemental index. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 14.82% (quarter ended December 31, 2020), and the lowest return for a quarter was (15.76)% (quarter ended December 31, 2018). The Fund’s Class A shares year-to-date return as of September 30, 2024 was 7.80%.

32

Average Annual Total Returns
(for the periods ended December 31, 2023)

Class A	1 Year	5 Years	10 Years
Return Before Taxes	3.81%	3.97%	4.93%
Return After Taxes on Distributions	3.37%	2.55%	3.56%
Return After Taxes on Distributions and Sale of Fund Shares	2.25%	2.88%	3.56%
Class C
Return Before Taxes	9.32%	4.42%	4.77%
Class I
Return Before Taxes	10.48%	5.48%	5.60%
S&P 500® Index (reflects no deduction for taxes)[1]	26.29%	15.69%	12.03%
Lipper Flexible Portfolio Funds Index (reflects no deduction for taxes)[1]	5.82%	2.55%	0.21%

[1]	The Fund has changed its primary benchmark from the Lipper Flexible Portfolio Funds Index to the S&P 500® Index to comply with new regulatory requirements.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: Lyons Wealth Management, LLC serves as the Fund’s investment sub-advisor.

Portfolio Managers: Alexander Read, Chief Executive Officer and Chief Investment Officer of the Sub-Advisor and Matthew Ferratusco, Portfolio Manager and Analyst of the Sub-Advisor, serve as the Fund’s Portfolio Managers. Messrs. Read and Ferratusco are jointly and primarily responsible for managing the Fund. Mr. Read has served the Fund in this capacity since the Fund commenced operations in 2012. Mr. Ferratusco has served the Fund in the capacity since January 2016.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

33

FUND SUMMARY: CATALYST DYNAMIC ALPHA FUND

Investment Objective:

The Fund’s objective is long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 81 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 56 and Waivers of Up-Front Sales Charge on Class A Shares on page 57.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	1.51%	2.26%	1.26%
Fee Waiver and Reimbursement [2]	(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	1.38%	2.13%	1.13%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	The Fund’s investment advisor, Catalyst Capital Advisors LLC (“the Advisor”), has contractually agreed to waive advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.38%, 2.13% and 1.13% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2025. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the Advisor, or by the Advisor with the consent of the Board of Trustees, or upon the termination of the investment advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

34

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$707	$216	$115
3	$1,013	$694	$387
5	$1,340	$1,198	$679
10	$2,263	$2,585	$1,511

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 63% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies. In addition to common stocks, other types of equity securities in which the Fund may invest include real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”). Under normal conditions, the Fund invests at least 80% of the Fund’s net assets plus any borrowings for investment purposes in equity securities defined as common stocks, REITs and ADRs. The Fund is managed using an approach that imposes no limits or restrictions on the market capitalization of its investments. The Fund’s investment strategy focuses on individual stock selection taking into consideration the stock’s industry group. Using quantitative measures established by Cookson, Peirce & Co., Inc., the Fund’s investment sub-advisor ( the “Sub-Advisor”), the Fund seeks to purchase equities which have stronger relative performance than other equities.

The Fund believes that the whole market approach provides one main advantage: it allows a shareholder to participate in all major areas of the U.S. equity market in a single fund, including companies of all sizes with both growth and value characteristics. In so doing, the Fund uses a proprietary, disciplined and quantitative process so that more stocks can be analyzed on a weekly basis more objectively than by following a more traditional, labor intensive investment process. The Sub-Advisor uses this process to continually analyze equity securities across various industries as candidates for purchase by the Fund. From the universe of stocks, the Sub-Advisor employs a proprietary analysis based on stock and industry strength, volatility and other factors to select particular stocks to buy, sell or hold. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

35

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Large Capitalization Company Risk. The Fund may invest in large capitalization companies. The securities of such companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Company Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

36

Non-diversification Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A shares for each of the last ten full calendar years. Although Class C and Class I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares are different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The performance table shows how the average returns of the Class A, C, and I shares compare over time with those of a broad-based market index. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

37

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 26.91% (quarter ended June 30, 2020), and the lowest return for a quarter was (18.00)% (quarter ended March 31, 2020). The Fund’s Class A shares year-to-date return as of September 30, 2024 was 18.16%.

Average Annual Total Returns
(for the periods ended December 31, 2023)

Class A	1 Year	5 Year	10 Year
Return Before Taxes	6.92%	7.96%	9.62%
Return After Taxes on Distributions	6.92%	6.42%	8.04%
Return After Taxes on Distributions and Sale of Fund Shares	4.10%	6.06%	7.52%
Class C
Return Before Taxes	12.59%	8.43%	9.44%
Class I
Return Before Taxes	13.73%	9.51%	10.07%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

38

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: Cookson, Peirce & Co., Inc. serves as the Fund’s sub-advisor.

Portfolio Managers: Bruce W. Miller, Chief Investment Officer of the Sub-Advisor, Cory S. Krebs, President of the Sub-Advisor and Luke O’Neill, Senior Vice President of the Sub-Advisor, serve as the Fund’s Portfolio Managers. Messrs. Miller, Krebs and O’Neill are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Miller and Krebs have served the Fund in this capacity since the Fund commenced operations in 2011. Mr. O’Neill has served the Fund in this capacity since 2019.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

39

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees (“Board”) without shareholder approval. If the Board decides to change a Fund’s investment objective, shareholders will be given 60 days’ advance notice.

Fund	Investment Objective
Catalyst Insider Buying Fund	The Fund’s investment objective is long-term capital appreciation.
Catalyst Energy Infrastructure Fund	The Fund’s investment objective is current income and capital appreciation.
Catalyst/MAP Global Equity Fund	The Fund’s investment objective is long-term capital appreciation.
Catalyst/Lyons Tactical Allocation Fund	The Fund’s investment objective is long-term capital appreciation.
Catalyst Dynamic Alpha Fund	The Fund’s investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies are discussed in the Summary Section for the Fund and are the strategies that the Advisor and/or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that each Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Funds’ Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-866-447-4228 or visit the Funds’ website at www.CatalystMF.com.

Catalyst Insider Buying Fund

The Fund seeks to achieve its investment objective by combining a portfolio of common stock (the “Common Stock Component”) with an overlay component that provides exposure to quantitative investment strategies (the “Overlay Component”).

Common Stock Component

The Fund’s Common Stock Component invests in common stocks of U.S. companies, including REITs and ADRs. The Fund purchases positions in stocks that are experiencing insider buying by corporate executives, directors, large shareholders or activist shareholders. The Fund may invest in companies of any market capitalization, including smaller-sized companies, but intends to emphasize larger capitalization stocks.

40

The Advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. The Advisor’s research and quantitative back-testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long-term capital appreciation. The underlying thesis is that corporate insiders and large or activist shareholders know more about the prospects of the company than anybody else.

The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. Stocks are sold when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk adjusted return. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Overlay Component

The Overlay Component is designed to provide the Fund with exposure to various asset classes and strategies that have historically demonstrated the potential to produce attractive total return over the long term with low to moderate correlation to equities and bonds. The Overlay Component generally seeks to gain this exposure by investing in one or more structured notes with an average duration of 12 months or more and/or one or more non-exchange-traded total return swap contracts.

The Overlay Component pursues an absolute return, multi-risk premia strategy (i.e., a multi-risk factor strategy) that attempts to capture various sources of systematic risk premia in the capital markets. Risk premia refers to sources of return derived by accepting risks beyond those inherent in traditional broad market exposures, such as long-only broad-market equity and bond indexes. Risk premia are considered the building blocks of many variable (i.e., non-linear) and hedged investment strategies. Risk premia strategies use publicly traded instruments and tend to have lower correlation to equities and bonds as well as to one another.

The Overlay Component’s multi-risk premia strategy provides exposure to a blend of Carry, Momentum, Value and Volatility Risk Premia across equity, commodity, foreign exchange and fixed income markets and invests in futures and options on equity indices, commodities, government bonds and non-government bonds, interest rates and currency forwards.

●	Carry Risk Premia: Captures the tendency for higher yielding assets to outperform lower yielding assets over time. Typical Carry Risk Premia strategies include having long, high carry assets and short, low carry assets. An example is to synthetically buy high yielding currency forward contracts and sell low yielding currency forward contracts.

●	Momentum Risk Premia: Captures the tendency for assets that have performed well in the recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly. Typical Momentum Risk Premia strategies include being long historically high performing assets and being short historically low performing

41

assets. An example is to synthetically buy positive trending futures and sell negatively trending futures across multiple asset classes.

●	Volatility Risk Premia: Captures the behavioral tendency of markets to over-exaggerate implied or expected volatility. Typical Volatility Risk Premia strategies include being short an asset’s expected end-of-day price standard deviation (implied volatility) and being long an asset’s realized end-of-day price standard deviation (realized volatility) over a specified period. An example would be writing ultra short put options on the S&P 500 Index with an intra-day delta hedge.

●	Value Risk Premia: Captures the behavioral tendency of asset prices to mean revert to fair value anchors. Typical Value Risk Premia strategies include short term mean-reversion strategies that use price and fundamental indicators to open short positions in “overbought” assets and open long positions in “oversold” assets. An example would be to open short positions in overbought currency pairs and open long positions on oversold currency pairs.

The Overlay Component’s allocations across these risk premia strategies are made at the discretion of the Advisor with the intent to best complement the Common Stock Component.

Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary, which is a wholly-owned by the Fund and organized under the laws of the Cayman Islands. The Fund does not intend to create or acquire primary control of any other entity. The Subsidiary invests the majority of its assets in structured notes and swap contracts subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Subchapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund makes investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from the Fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, the Subsidiary declares and distributes a dividend to the Fund, no less than annually, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s

42

investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

The investment advisor to the Subsidiary also complies with the provisions of the 1940 Act regarding investment advisory contracts and is considered to be an investment advisor to the Fund under the 1940 Act.

Catalyst Energy Infrastructure Fund

The Fund seeks to achieve its investment objective by primarily investing in the publicly-listed equity securities of U.S. and Canadian companies that generate a majority of their cash flow from midstream energy infrastructure activities. The Fund may also invest in the equity securities of MLPs (publicly traded partnerships) engaged in energy related businesses. The Fund’s strategy aims to achieve current income and capital appreciation over the long-term. Most of the entities in which the Fund invests derive a majority of their revenue from “midstream” energy infrastructure related activities, including treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, or refined products. Under normal conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in companies that derive a majority of their revenue from energy infrastructure activities. The Fund may invest in U.S. and foreign issuers of any market capitalization.

The Fund intends to be taxed as a RIC and comply with all RIC-related restrictions, including limiting its investment in entities taxed as limited partnerships, including MLPs, to 25%.

The Sub-Advisor utilizes an investment selection process that includes the analysis of various qualitative and quantitative factors. In evaluating securities for inclusion in the investment portfolio, the Sub-Advisor considers current distribution yield and likely growth prospects of the issuer of the security. Those issuers with a demonstrated history of stable and growing distributions are favored, as are those with well-regarded management teams. Each issuer’s competitive position is also evaluated as is its new projects, its likelihood of successful execution and its impact on future distribution growth. Securities will be sold when other appropriate securities are available with superior return prospects.

43

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Distribution Policy and Goals

The Fund’s distribution policy is to make monthly distributions to shareholders. All income will be distributed monthly regardless of whether such income will be treated as return of capital.

The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) monthly as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned) annually. In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares.

Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund provides notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment is accompanied by a written statement which discloses the estimated source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund provides disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Catalyst/MAP Global Equity Fund

The Fund primarily invests in equity securities of U.S. and foreign issuers, including without limitation sponsored ADRs. The Fund may invest in companies of any market capitalization. The Fund may also write covered call options on its equity positions. The allocation of the Fund’s investments to U.S. and foreign issuers and among various levels of market capitalizations may vary substantially depending on various factors, including market conditions, but under normal conditions, at least 40% of the Fund’s assets is invested insecurities of issuers domiciled outside

44

of the United States, and at least 80% of its net assets plus any borrowings for investment purposes are invested in equity securities. Equity securities include equity securities and options on equity securities.

The place of domicile of an issuer is not always clear. The determination of domicile may be based on many factors, such as the company’s country of incorporation, country of headquarter offices, primary exchange, geographic sources of revenue, and geographic location of assets. Domicile is determined at the time of investment.

The Sub-Advisor seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments in securities using a bottom up process to identify temporarily out of favor securities that have an attractive valuation compared to the company’s net assets and earnings power. The Sub-Advisor also seeks securities where a catalyst may unlock the intrinsic value of the company. Stocks are subsequently removed from the portfolio when the stock exceeds their estimated fair market value or when there is a change or deterioration at the company that cause the portfolio managers to believe the stock is no longer attractive relative to other investment opportunities.

Catalyst/Lyons Tactical Allocation Fund

The Fund seeks to achieve its investment objective by combining a tactical allocation process intended to offer downside protection during significant market declines, with individual stock selection. The Sub-Advisor uses a proprietary quantitative risk model that seeks to remain fully invested in equities continuously, during bull market conditions, and to shift defensive only during sustained periods of heightened equity market risk. This binary model is intended to identify extended time periods over which risk levels are anticipated to remain either acceptable for owning stocks or elevated above the expected reward.

Asset allocation between stocks or bonds is determined monthly based on the risk model’s binary output. A positive reading generally indicates that long-term market risk remains at a level the Sub-Advisor believes is currently acceptable for owning stocks, and results in a portfolio allocation to equities. A negative reading indicates that market risk has reached extreme levels the Sub-Advisor believes are typically indicative of long-term, significant market declines, and results in a portfolio shift to fixed income securities. The portfolio may shift allocation at any point during the quarter, but generally will only occur upon the systematic month-end signal readings. The Sub-Advisor anticipates that the model may sustain a given signal for extended periods of time, potentially for multi-year periods.

The portfolio’s default allocation is equities. While maintaining equity exposure, the Sub-Advisor invests in a concentrated portfolio of stocks selected for earnings efficiency, company strength, and relative value. Stock selection is based on the Sub-Advisor’s proprietary ranking model that ranks stocks according to fundamental criteria. The Fund invests in U.S. listed mid-cap, large-cap and mega-cap companies. While maintaining an equity allocation, the portfolio is reconstituted and rebalanced quarterly.

The Fund’s defensive portfolio consists of fixed income securities. Securities are selected for investment based on yields, prices, yield to maturity, duration and risk. The Fund may invest in

45

domestic, investment-grade securities of any maturity, but it generally will invest in short-term and intermediate-term U.S. Treasury bills and notes with one to ten years to maturity. These fixed income positions are sold when the risk model produces a positive signal, and a new equity portfolio is established based on an updated stock selection model ranking.

Catalyst Dynamic Alpha Fund

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies. In addition to common stocks, other types of equity securities in which the Fund may invest include REITs and ADRs. Under normal conditions, the Fund invests at least 80% of the Fund’s net assets plus any borrowings for investment purposes in equity securities defined as common stocks, REITs and ADRs. This is a non-fundamental policy of the Fund and may be changed upon 60 days’ notice to shareholders of the Fund. The Fund is managed using an approach that imposes no limits or restrictions on the market capitalization of its investments. The Fund’s investment strategy focuses on individual stock selection taking into consideration the stock’s industry group. Using quantitative measures established by the Sub-Advisor, the Fund seeks to purchase equities which have stronger relative performance than other equities.

The Fund believes that the whole market approach provides one main advantage: it allows a shareholder to participate in all major areas of the U.S. equity market in a single fund, including companies of all sizes with both growth and value characteristics. In so doing, the Fund uses a proprietary, disciplined and quantitative process so that more stocks can be analyzed on a weekly basis more objectively than by following a more traditional, labor intensive investment process. The Sub-Advisor uses this process to continually analyze equity securities across various industries as candidates for purchase by the Fund. From the universe of stocks, the Sub-Advisor employs a proprietary analysis based on stock and industry strength, volatility and other factors to select particular stocks to buy, sell or hold. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Temporary Defensive Positions

From time to time, each Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, each Fund may hold all or a portion of its respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

46

Manager-of-Managers Order (Catalyst/Lyons Tactical Allocation Fund, Catalyst Energy Infrastructure Fund and Catalyst Dynamic Alpha Fund Only)

The Trust and the Advisor have obtained an exemptive order (the “Order”) from the SEC that would permit the Advisor, with the Board’s approval, to enter into sub-advisory agreements with one or more sub-advisors without obtaining shareholder approval. The Order permits the Advisor, subject to the approval of the Board, to replace Sub-Advisors or amend sub-advisory agreements, including fees, without shareholder approval whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders.

NON-PRINCIPAL INVESTMENT STRATEGY

All Funds

In addition to the principal investment strategies discussed above, the Funds may invest in other registered and unregistered investment companies, including affiliated funds.

Catalyst/Lyons Tactical Allocation Fund

Option hedging is used to address short-term market risk while allocated to equities. Hedging is executed using index options and is determined by a combination of technical factors and market events that may be anticipated to cause short-term declines in equity markets. Additionally, hedging is conducted immediately following an allocation change between equities and fixed income, and is intended to offset the risk of whipsaws from an adverse market movement against an allocation shift. Shifts are expected to occur infrequently and in highly volatile market environments. The potential exists for the market to move in the opposite direction of the Fund’s allocation shifts in the months immediately following (e.g. market rally after shifting to defense, and vice versa). At the time of an allocation change between stocks and bonds, the Sub-Advisor may purchase calls (following a defensive shift) or puts (after re-entering stocks). Due to the low frequency of allocation shifts and the imposed use constraints, hedging is limited in frequency, scope and cost.

PRINCIPAL AND NON-PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program.

47

The table below identifies each Fund’s principal risks and non-principal risks.

Key:

Principal Risk: ●

Non-Principal Risk: ○

Not Applicable: n/a

	Catalyst Insider Buying Fund	Catalyst Energy Infra- structure Fund	Catalyst/ MAP Global Equity Fund	Catalyst/ Lyons Tactical Allocation Fund	Catalyst Dynamic Alpha Fund
Actively Managed Funds Risk	○	○	○	○	○
ADR Currency Risk	○	○	○	○	○
ADRs Risk	●	○	●	○	●
Affiliated Investment Company Risk	○	○	○	○	○
Allocation Risk	○	○	○	●	○
Asset Backed and Mortgage-Backed Security Risk	○	○	○	○	○
Bank Loans Risk	○	○	○	○	○
Basic Materials Industry Risk	○	○	○	○	○
Business Development Companies (“BDC”) Risk	○	○	○	○	○
Call Options Risk	○	○	○	○	○
Capacity Risk	○	○	○	○	○
Cash and Cash Equivalents Risk	○	○	○	○	○
CDOs and CLOs Risk	○	○	○	○	○
Changing Fixed Income Market Conditions Risk	●	○	○	○	○
Collateralized Bond Obligation Risk	○	○	○	○	○
Commodity Risk	●	○	○	○	○
Common Stock Risk	○	○	○	○	○
Conflict of Interest – Advisors/Sub-Advisors Risk	○	○	○	○	○
Conflict of Interest – Portfolio Manager Risk	○	○	○	○	○
Consumer Discretionary Sector Risk	●	○	○	●	○
Consumer Staples Sector Risk	○	○	●	○	○
Convertible Securities Risk	○	○	○	○	○
Counterparty Risk	●	○	○	○	○
Credit Default Swap Risk	○	○	○	○	○
Credit Risk	●	○	○	○	○
Credit Risk (for Floating Rate Loans)	○	○	○	○	○
Currency Risk	●	○	○	○	○
Debt Securities Risk	○	○	○	○	○
Derivatives Risk	●	○	○	○	○
Distribution Policy Risk	n/a	●	n/a	n/a	n/a
Dividend Risk	○	○	○	○	○
Dividend Yield Risk	○	○	○	○	○
Duration Risk	●	○	○	○	○

48

	Catalyst Insider Buying Fund	Catalyst Energy Infra- structure Fund	Catalyst/ MAP Global Equity Fund	Catalyst/ Lyons Tactical Allocation Fund	Catalyst Dynamic Alpha Fund
Emerging Markets Risk	○	○	○	○	○
Energy Sector Risk	○	●	○	○	○
Equity REIT Risk	○	○	○	○	○
Equity Security Risk	●	●	●	●	●
ETFs Risk	○	○	○	○	○
Exchange Traded Notes Risk	○	○	○	○	○
Extension Risk	○	○	○	○	○
Financials Sector Risk	●	○	○	○	○
Fixed Income Risk	●	○	○	●	○
Foreign Currency Risk	○	○	○	○	○
Foreign Exchanges Risk	●	○	○	○	○
Foreign Investment Risk	●	○	○	○	○
Foreign Securities Risk	○	●	●	○	●
Forwards Risk	●	○	○	○	○
Futures Contract Risk	●	○	○	○	○
Futures Risk	○	○	○	○	○
Geographic Concentration Risk	○	○	○	○	○
Growth Stock Risk	○	○	○	○	○
Healthcare Sector Risk	●	○	●	○	○
Hedging Risk	○	○	○	○	○
Income Risk	●	○	○	○	○
Index Risk	○	○	○	○	○
Industrials Sector Risk				●
Inflation-Indexed Bond Risk	○	○	○	○	○
Inflation Protected Securities Risk	○	○	○	○	○
Interest Rate Risk	●	○	○	○	○
Inverse ETF Risk	○	○	○	○	○
Investment Model Risk	○	○	○	○	○
IPO Risk	○	○	○	○	○
Issuer Specific Risk	○	○	○	○	○
Junk Bond Risk	○	○	○	○	○
Large Capitalization Company Risk	●	○	●	●	●
Leverage Risk	●	○	○	○	○
Leveraged ETF Risk	○	○	○	○	○
Liquidity Risk	●	○	○	○	○
Litigation Risk	○	○	○	○	○
Loan Risk	○	○	○	○	○
Machinery and Electrical Equipment Industry Risk	○	○	○	○	○
Management Risk	●	●	●	●	●
Market Risk	●	●	●	●	●
Market Volatility-Linked ETFs Risk	○	○	○	○	○
Mega Capitalization Company Risk				●
Medium (Mid) Capitalization Company Risk	●	●	●	●	●
Micro Capitalization Company Risk	○	○	○	○	○

49

	Catalyst Insider Buying Fund	Catalyst Energy Infra- structure Fund	Catalyst/ MAP Global Equity Fund	Catalyst/ Lyons Tactical Allocation Fund	Catalyst Dynamic Alpha Fund
MLP, MLP-Related Securities Risks	○	●	○	○	○
Model and Data Risk	●	○	○	●	○
Mortgage REITs Risk	○	○	○	○	○
Municipal Security Risk	○	○	○	○	○
Non-diversification Risk	n/a	●	n/a	n/a	●
Options Market Risk	●	○	○	○	○
Options Risk	●	○	●	○	○
Over-the Counter (“OTC”) Trading Risk	○	○	○	○	○
Preferred Stock Risk	○	○	○	○	○
Prepayment and Extension Risk for Floating Rate Loans	○	○	○	○	○
Prepayment Risk	○	○	○	○	○
Real Estate and REIT Risk	●	○	○	○	●
Regulatory Risk	●	○	○	○	○
Repurchase and Reverse Repurchase Agreement Risk	○	○	○	○	○
Restricted Securities Risk	○	○	○	○	○
Retail Sector Risk	○	○	○	○	○
Risk Management Risk	○	○	○	○	○
Sector Exposure Risk	●	●	●	●	○
Security Risk	●	●	●	●	●
Segregation Risk	○	○	○	○	○
Short Position Risk	○	○	○	○	○
Short Selling Risk	○	○	○	○	○
Small Capitalization Company Risk	●	●	●	○	●
Sovereign Debt Risk	○	○	○	○	○
Structured Note Risk	●	○	○	○	○
Sub-Prime Mortgage Risk	○	○	○	○	○
Swaps Risk	●	○	○	○	○
Tax Risk	●	○	○	○	○
Technology Sector Risk	●	○	○	○	○
Tracking Risk of ETFs	○	○	○	○	○
Turnover Rate Risk	●	○	○	○	●
Underlying Fund Risk	○	○	○	○	○
U.S. Agency Securities Risk	○	○	○	●	○
U.S. Government Obligations Risk	●	○	○	○	○
Volatility Risk	●	○	○	○	○
Wholly-Owned Subsidiary Risk	●	○	○	○	○

Actively Managed Fund Risk. Each Fund is actively managed and does not seek to replicate the performance of a benchmark. As a result, a Fund’s performance will vary intentionally and perhaps significantly from that of a benchmark.

ADR Currency Risk. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an ADR for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR

50

and the local currency of the foreign company stock. Although an ADR is priced in the U.S. dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the U.S. dollar are automatically reflected in the price of the ADR in U.S. dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the U.S. dollar declines, the ADR price would decline by a similar measure.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investments in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, a Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Affiliated Investment Company Risk. A Fund may invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating each Fund’s assets among the underlying funds. The Advisor receives more revenue to the extent it selects an affiliated underlying fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. In addition, the Advisor may have an incentive to allocate a Fund’s assets to those affiliated underlying funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated underlying funds.

Allocation Risk. The risk that if a Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Asset-Backed and Mortgage-Backed Security Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

Mortgage-backed securities (“MBS”) and collateralized mortgage obligations (“CMOs”) are subject to credit risk because underlying loan borrowers may default. MBS and CMO default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual

51

securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Advisor’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic.

Additionally, MBS and CMOs are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or lower rates than expected. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increases and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMOs may be less susceptible to this risk because payment priorities within the CMO may have the effect of a prepayment lock out period.

MBS do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. MBS issued or guaranteed by private issuers are also known as “non-agency MBS.” Non-agency MBS generally are a greater credit risk than MBS issued by the U.S. government, and the market for non-agency MBS is smaller and may be less liquid that the market for government MBS.

Bank Loans Risk. The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Basic Materials Industry Risk. To the extent that a Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by a Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which

52

they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, each Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

Call Options Risk.  There are risks associated with the sale and purchase of call options.  As the seller (writer) of a covered call option, a Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  A Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, a Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

Capacity Risk. The markets and securities in which a Fund invests may, at times, be limited. Under such conditions, the execution of the Fund’s strategy may be affected and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell securities at favorable market prices.

Cash and Cash Equivalents Risk. At any time, a Fund may have significant investments in cash and cash equivalents. When a substantial portion of a portfolio is held in cash and cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

CDOs and CLOs Risk. Collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which a Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Changing Fixed Income Market Conditions Risk. Future interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease to the extent that is invests in fixed income securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio

53

turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Commodity Risk. A Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, and commodity-based notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Conflict of Interest - Advisors/Sub-Advisors Risk. The Advisor, Sub-Advisors (if applicable), and other individuals associated with the Advisor and Sub-Advisors may have compensation and/or other arrangements that may be in conflict to the interests of a Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers advise multiple funds are presented with the following potential conflicts:

●	Advising multiple accounts may result in a portfolio manager devoting unequal time and attention to each account. Advising multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

●	With respect to securities transactions for the Funds, the Advisor or Sub-Advisors determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

54

●	The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based advisory fee. Advising personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

●	The Advisor and each Sub-Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, advising personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Consumer Staples Sector Risk. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible securities are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible securities are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible securities may also be subject to prepayment or redemption risk. If a convertible security is called for redemption, a Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended

55

periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible security’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

Counterparty Risk. A Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing a Fund’s total return. A Fund may invest in high-yield, high-risk securities commonly called “junk bonds,” that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for a Fund.

Credit Risk (for Floating Rate Loans). Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. The value of a Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of a Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by a Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by a Fund and likely lead to a decline in the net asset value of the Fund’s shares.

A Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting

56

the repayment of the debt instrument. However, the value of the collateral may not equal a Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, a Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, a Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a Fund’s rights to the collateral.

The floating rate debt in which a Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by S&P Global Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for a Fund will be based largely on the credit analysis performed by the Advisor or Sub-Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. A Fund may also take short positions, through derivatives, if the Advisor or Sub-Advisor believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which a Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

57

Debt Securities Risk. When a Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing a Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Derivatives Risk. A Fund may use derivatives to enhance returns or hedge against market declines. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Leverage and Volatility Risk. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that the assets underlying derivative contracts will be “notionally funded” - that is their nominal trading level will exceed the cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. Although it is anticipated that the derivatives traded by a Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission (“CFTC”), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

58

Counterparty Risk. A Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Distribution Policy Risk. A Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from a Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Funds will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Funds may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

Dividend Risk. There is no guarantee that issuers of the stocks held by a Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time. Distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended.

Dividend Yield Risk. While a Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in a Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. A heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The more sensitive a security is to changes in interest rates, the higher its volatility risk. For example, if a bond has a duration of 5 years, a 1% rise in rates would result in a 5% decline in share price. If a bond has a duration of 10 years, a 1% rise in interest rates would result in a 10% decline in share price. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Emerging Markets Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging

59

market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies.

Energy Sector Risk. A Fund may focus its investments in the energy infrastructure sector, which historically has been very volatile. Risks of energy related securities include the risks that a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy related securities. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy related securities may be adversely affected if an MLP, or the companies to whom it provides the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy related securities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy related securities. energy related securities are also subject to risks that are specific to the industry they serve. Energy related entities that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Equity REIT Risk. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Equity REITs also can be affected by rising interest rates. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which a Fund invests to decline.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible securities may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

60

ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Exchange Traded Notes (“ETNs”) Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Extension Risk. Refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Fixed Income Risk. When a Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by a Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by a Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

61

Foreign Exchanges Risk. A portion of the derivatives trades made by a Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, and custody risks. U.S. sanctions or other investment restrictions could preclude the Fund from investing in certain Chinese issuers or cause the Fund to sell investments at a disadvantageous time. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.

Foreign Securities Risk. Since a Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. Depository receipts maintain substantially the same risks as those associated with investments in foreign securities and may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities.

62

Forwards Risk. Foreign currency forward contract are a type of derivative contract whereby a Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund’s investment or hedging strategies may not achieve their objective. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Futures Contract Risk. The successful use of futures contracts draws upon the Advisor or Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s or Sub-Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Risk. A Fund’s use of stock index futures as a substitute for stocks or to enhance returns involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on a Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s or Sub-Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

63

Geographic Concentration Risk. A Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, a Fund’s net asset value may be more volatile than a more geographically diversified fund.

Growth Stock Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor or Sub-Advisor believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Healthcare Sector Risk. Companies in the healthcare sector, including drug related companies, may be heavily dependent on clinical trials with uncertain outcomes and decisions made by governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Healthcare and life sciences companies are also subject to litigation based on infringement claims. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments. In addition, companies in the healthcare and life sciences sectors group may not be financially profitable and thus subject to additional risks.

Hedging Risk. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.

Income Risk. Income risk is the risk that the income from a Fund’s portfolio will decline because of falling market interest rates. This can result when a Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely

64

affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by a Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. A heightened risk is posed by rising interest rates to the extent a Fund’s portfolio includes longer-term, fixed-rate income securities.

Changes in short-term market interest rates will directly affect the yield on the shares of a Fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest

65

rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in a Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on a Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the SOFR base rate on which interest is calculated for such loans (a “SOFR floor”). So long as the base rate for a loan remains under the SOFR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in a Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. With respect to a Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.

Inflationary price movements have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. A substantial increase in interest rates could have a material adverse effect on the performance of a Fund.

Inverse ETF Risk. Investing in inverse ETFs may result in increased volatility due to a Fund’s possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to the Fund. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Investment Model Risk. Like all quantitative analysis, the Advisor’s or Sub-Advisor’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the mathematical model. No assurance can be given that the fund will be successful under all or any market conditions.

IPO Risk. A Fund may invest in IPOs at the time of the offering and in post-IPO trading. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. Due to limited shares available on the IPO, a Fund purchases most of its holdings in post-IPO trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in a Fund. The price of stocks included in a Fund may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, IPOs share similar liquidity risks as private equity and venture capital. Such liquidity risks exist when particular investments of a Fund would be difficult to purchase or sell, possibly preventing a Fund from selling such illiquid investments at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that lock-up shares are released.

66

Issuer Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each underlying pool will be dependent on the success of the strategies used by its manager or managers. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and a Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce a Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease a Fund’s share price.

Large Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on a Fund’s share price and make a Fund’s returns more volatile. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause a Fund to have higher expenses than those of mutual funds that do not use such techniques.

Leveraged ETF Risk. Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of a Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When a Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

67

Litigation Risk. A Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or Sub-Advisor or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense cost, regulatory costs and increased insurance premiums.

Loan Risk. Investments in bank loans may subject a Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which a Fund invest may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall market risks may also affect the value of a Fund. The market values of securities or other investments owned by a Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change and climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on a Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be

68

foreseen. A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

COVID-19 adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by these outbreaks may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of these outbreaks and their effects cannot be determined with certainty.

The economic shutdown precipitated by COVID-19 significantly impacted the commercial real estate market, resulting in commercial tenants struggling to pay rent and increased delinquencies on commercial mortgages. The market has and will likely continue to experience downgrades, increased litigation, and uncertainty surrounding the complex foreclosure process on commercial properties. Additionally, the impact of COVID-19 on consumer behavior and the commercial market may continue beyond the impact of the pandemic.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures. An ETF’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on a Fund. This risk could cause the ETF to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s or Sub-Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Mega Capitalization Company Risk. Mega capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Mega capitalization companies are subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of mega capitalization companies has trailed the overall performance of the broader securities markets.

Medium (Mid) Capitalization Company Risk. To the extent a Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

69

Micro Capitalization Company Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause a Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Advisor and/or Sub-Advisor to sell at times and at prices that the Advisor and/or Sub-Advisor believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, a Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. During periods of rising interest rates, the use of MLPs or MLP-related securities could hinder the overall performance of a Fund.

MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Advisor or Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because

70

the use of models are usually based on data supplied by third parties, the success of the Advisor’s or Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Mortgage REITs Risk. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds, which is the risk that the borrower will not be able to make timely interest and principal payments on the loan to the mortgage REIT. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, the value of a mortgage REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a mortgage REIT’s investment in fixed rate obligations can be expected to decline.

Municipal Security Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, a Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service

71

(the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of a Fund may therefore, be more dependent on the analytical abilities of the Advisor or Sub-Advisor than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect a Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

Non-diversification Risk. Certain Funds are non-diversified. This means that they may invest a larger portion of their assets in a limited number of companies than a diversified fund. Because a relatively high percentage of a Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a call option, a Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, a Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, a Fund will lose money if the value of the security falls below the strike price. If unhedged, a Fund’s written calls expose the Fund to potentially unlimited losses.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which a Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

72

Prepayment and Extension Risks for Floating Rate Loans. Prepayment risk on fixed rate investments is the risk that principal on loan or other obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled. For fixed rate loans, such payments often occur during periods of declining interest rates, forcing a Fund to reinvest in lower yielding investments, resulting in a possible decline in the Fund’s income. This is known as prepayment or ’‘call’’ risk. Below investment grade loans may have call features that allow the issuer to redeem the loan at dates prior to its stated maturity but, for a period of time after issuance, at a specified price greater than par (“call protection”). Senior loans and other loans are typically prepayable at the borrower’s option, without call protection, although some loans will have limited call protection in the first one or two years, especially in situations where the loan is refinanced at a lower cost. Floating rate loans typically have no or limited call protection and may be prepaid partially or in full at certain times and, in certain circumstances, without penalty. If a floating rate loan is prepaid, a Fund may realize proceeds that are less than the value that had been assigned to the loan and/or may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid.

Extension risk is also the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected, which may decrease the value of the obligation and prevent the Fund from investing expected repayment proceeds in investments paying higher yields.

Prepayment Risk. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Fund may have to reinvest at a lower interest rate.

Real Estate and REIT Risk. A Fund may be subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through a Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund.

73

Repurchase and Reverse Repurchase Agreements Risk. A Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of are purchase agreement, a Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Restricted Securities Risk. A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Retail Sector Risk. A Fund may invest in companies in the retail sector. Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences. In addition, the retailing industry is highly competitive and a company’s success can be tied to its ability to anticipate changing consumer tastes.

Risk Management Risk. The measures that the Advisor, Sub-Advisor or portfolio managers use to monitor and manage the risks of a Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

Sector Exposure Risk. Sector exposure risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Security Risk. The value of a Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of a Fund will fluctuate based on changes in the value of the securities in which the Fund invests. A Fund may invest in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

74

Segregation Risk. In order to secure its obligations to cover its short positions on options, a Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause a Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause a Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Short Position Risk. A Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. A Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to a Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on a Fund’s short positions is potentially large. Market factors may prevent a Fund from closing out a short position at the most desirable time or at a favorable price.

Short Selling Risk. If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver, or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

Small Capitalization Company Risk. To the extent a Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Sovereign Debt Risk. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and a Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Structured Note Risk. A Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over-the-counter market.  These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices.  The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or events that affect the industry.  In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.  Structured notes may also be subject to counterparty risk.  A Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

75

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered “sub-prime” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce a Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease a Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Swaps Risk. A Fund may use swaps to enhance returns and manage risk. A Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify a Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Tax Risk. By investing in commodities indirectly through its Subsidiary, a Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Each Subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically, any gains/losses from trading in Section 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long-term capital gains/losses and 40% short term capital gains/losses. However, because each Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to a Fund as ordinary income and reflected on shareholder’s tax Forms 1099 as such.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

76

Tracking Risk of ETFs. The ETFs in which a Fund may invest will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Fund may invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Turnover Rate Risk. A Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes a Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in a Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Advisor or Sub-Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund. Additional risks of investing in ETFs and mutual funds are described below:

Closed-End Fund Risk. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by a Fund. Since closed-end funds trade on exchanges, a Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

ETF Tracking Risk. Investment in a Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices.

Inverse Correlation Risk. Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the Advisor correctly predict short term market movements. If a Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

77

Management Risk. When a Fund invests in Underlying Funds there is a risk that the investment advisors of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

Mutual Fund Risk. Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject management risk because the advisor to the underlying mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with a Fund’s investment objective.

Net Asset Value and Market Price Risk. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

U.S. Agency Securities Risk. A Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. A Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Volatility Risk. A Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Wholly-Owned Subsidiary Risk. The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. A Fund, by investing in its Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary. Shareholders of a Fund will indirectly be subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in its Subsidiary. The investments of each Fund and Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of a Fund or its shareholders. The Board has oversight responsibility for the investment activities of each Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, the Advisor, in managing a Subsidiary’s portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which each Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on

78

the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Your cost of investing in a Fund will be higher because you indirectly bear the expense of the Subsidiary. Certain Funds and their Subsidiaries are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to a Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Portfolio Holdings Disclosure Policies

A description of the Funds’ policies regarding disclosure of the securities in the Funds’ portfolios is found in the Statement of Additional Information (“SAI”).

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Each Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). Each Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (ET) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●     the name of the Fund and share class

●     the dollar amount of shares to be purchased

●     a completed purchase application or investment stub

●     check payable to the applicable Fund

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may

79

have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Multiple Classes

Each Fund offers Class A, Class C and Class I shares for sale. Each class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in a Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Class A shares are subject to a 12b-1 fee of 0.25% which is lower than the 12b-1 fee for the Class C shares of 1.00%.

The up-front Class A sales charge and the commissions paid to dealers for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above (1)	0.00%	0.00%	0.00%(2)

(1)	In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase. As explained below, the CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Some intermediaries may waive the CDSC under certain circumstances. Please refer to Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers” for more information.

(2)	The Advisor may pay a commission out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more in accordance with the following schedule: 1.00% of Class A shares purchases of $1,000,000 to $4,999,999; 0.50% of Class A shares purchases of $5,000,000 to $9,999,999; and 0.25% of Class A shares purchases of $10,000,000 and over.

80

For each Fund, if you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge.

How to Reduce Your Sales Charge

There are a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Catalyst Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Catalyst Funds’ investments held by the members of your immediate family, including the value of Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including

81

reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Advisor or its affiliates; (2) officers and present or former Trustees; directors and employees of selected dealers or agents; the spouse, sibling, parent or child (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Advisor or its affiliates and certain employee benefit plans for employees of the Advisor; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases.

For more information regarding which intermediaries may have agreements with the Funds or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this prospectus.

Additional information is available by calling 866-447-4228. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Funds at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time. Information about Class A sales charges and breakpoints is available on the Funds’ website at www.CatalystMF.com.

82

Class C Shares

You can buy Class C shares at NAV. Class C shares are subject to a 12b-1 fee of 1.00% of the Fund’s average daily net assets. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class I Shares

Sales of Class I shares are not subject to a front-end sales charge or an annual 12b-1 fee. Availability of Class I shares is subject to agreement between the distributor and financial intermediary. Class I Shares may also be available on certain brokerage platforms. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Distribution Plans

Each Fund has adopted distribution and service plans under Rule 12b-1 of the 1940 Act that allows each Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares – Under the Funds’ Plan related to the Class A Shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b 1 Fee”) for shareholder services and distribution related expenses. Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board and upon notice to shareholders, the Funds may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares – Under the Funds’ Plan related to the Class C Shares, each Fund may pay an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing in a Fund for the first time through the Fund’s transfer agent, you will need to establish an account with the Fund. Accounts may be opened online at www.CatalystMF.com or by submitting a completed Shareholder Account Application along with payment (in the form of a check or wire transfer) to the Fund to the appropriate address below. Shareholder Account Applications may be obtained on the Funds’ website at www.CatalystMF.com or by calling 1-866-447-4228. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this

83

option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

Send the completed Shareholder Account Application and payment to the appropriate Fund to the following address:

Regular Mail Catalyst Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246	Express/Overnight Mail Catalyst Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Payment for purchases made online may only be made through an ACH (Automated Clearing House) debit of your bank account. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions with the Funds. ACH payments will not be accepted for initial purchases except those made online. No cash, credit cards or third-party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or a Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 1-866-447-4228 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Funds, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your

84

identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in each share class of a Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in a Fund is $50. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 investment on a periodic basis. If you have an existing account that does not include the automatic investment plan, you can contact the Funds’ transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Funds may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Funds at 1-866-447-4228.

Additional Investments

The minimum subsequent investment in the Funds is $50. You may purchase additional shares of a Fund by check, wire, or ACH debit of your bank account of record. Payment for shares purchased online may be made only through an ACH debit of your bank account of record. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 1-866-447-4228 or by writing to the Funds at:

Catalyst Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in

85

the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. A Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide each Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in good order by the Funds’ transfer agent or by a brokerage firm or other financial institution that sells Fund shares, authorized to accept redemption orders on a Fund’s behalf, before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV.

The Funds typically expect that it will take up to seven calendar days following the receipt of your redemption request by any method to pay out redemption proceeds by check or electronic transfer. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

86

The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Shares of the Funds may be redeemed by mail, telephone or online. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions with the Funds. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good form, should be addressed to:

Regular Mail Catalyst Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246	Express/Overnight Mail Catalyst Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

“Good form” means your request for redemption must:

●	Include the Fund name and account number;

●	Include the account name(s) and address;

●	State the dollar amount or number of shares you wish to redeem; and

●	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Funds may require that the signatures be guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized transfers. You may need your signature guaranteed if:

●	you request the redemption check be mailed to an address other than the address of record;

●	if you request the redemption check be mailed to a mailing address that has been changed within 30 days of the redemption request;

●	if you request that the redemption be sent electronically to a bank account other than bank account on record;

●	if the redemption request is in the amount of $100,000 or more; or

●	in other circumstances such as to prevent an unauthorized account transfer or redemption.

87

You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-866-447-4228 if you have questions. At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 1-866-447-4228. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. If redeeming from an IRA account, you will be asked whether or not the Fund should withhold federal income tax. The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Systematic Withdrawal Plan. You may participate in the Funds’ Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfer of a minimum of $100 on a periodic basis into your established bank account. Please contact the Funds at 866-447-4228 for more information about the Funds’ Systematic Withdrawal Plan.

Redemptions in Kind: The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of a Fund’s assets. The securities will be chosen by a Fund and valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board of Trustees has determined that, until otherwise approved by the Board of Trustees, all redemptions in the Funds be made in cash only. If the Board of Trustees determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 1-866-447-4228. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

88

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in a Fund to the minimum amount within the 30-day period. All shares of a Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

An account may be turned over as unclaimed property to the investor’s last known state of tax residence if the account is deemed “inactive” or “lost” during the time frame specified within the applicable state’s unclaimed property laws. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Online Transactions

To establish online transaction privileges, you must enroll through the website at www.CatalystMF.com. You automatically have the ability to establish online transaction privileges unless you decline the privileges on your Shareholder Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares online, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Online transactions are subject to the same purchase minimums and maximums as other purchase methods. However, the maximum online redemption amount is $100,000.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to perform online transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, the Fund, their distributor and their transfer agent cannot assure you that trading information will be completely secure. There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Fund nor their transfer agent, distributor nor Advisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.”

Exchange Privilege

You may exchange shares of a particular class of a Fund only for shares of the same class of another fund in the Catalyst Family of Funds (including Catalyst Funds offered by a separate

89

prospectus), provided the account registration information of the other Fund is the same. For example, you can exchange Class A shares of the Catalyst Insider Buying Fund for Class A shares of the Catalyst Energy Infrastructure Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please read the current prospectus for any Catalyst Fund into which you are exchanging before investing. In order to exchange shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day. Exchanges are made at the NAV determined after the order is considered received.  You will not be charged the upfront sales charge or the CDSC on exchanges of Class A shares.

Converting Shares

Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class.

Shares held through a financial intermediary offering different programs and fee structures that has an agreement with the Advisor or the Funds’ distributor may be converted by the financial intermediary, without notice, to another share class of the Funds, including share classes with a higher expense ratio than the original share class, if such conversion is consistent with the fee based or wrap fee program’s policies.

Class C shares convert automatically to Class A shares after ten years (unless otherwise by your financial intermediary), provided that the financial intermediary through which you purchased Class C shares has records verifying that the Class C shares have been held for at least ten years. Under the Funds’ Plan related to Class A shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of its Class A shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses (Class C shares presently pay a 1.00% 12b-1 fee). Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board and upon notice to the shareholders, a Fund may increase the percentage paid under the 12b-1 Plan up to the Class A 12b-1 Fee amount. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are available for purchase by persons in your state or territory of residence and the shares are not subject to a CDSC. You should consult your financial representative for more information about eligibility for Class C share conversion.

All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any front-end sales load. A share conversion within a Fund will not result in a capital gain or loss for federal income tax purposes. The Funds may change, suspend or terminate this these conversion features at any time.

90

VALUING THE FUNDS’ ASSETS

Each Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially effects fair value, the Advisor, as the Board of Trustees’ valuation designee, will value the Funds’ assets at their fair value according to policies approved by the Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. The Funds may use pricing services to determine market value. The NAV for a Fund investing in other investment companies is calculated based upon the NAV of the underlying mutual fund in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Funds may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains and dividend income. Each Fund, except the Catalyst Energy Infrastructure Fund, intends to make annual dividend distributions. The Catalyst Energy Infrastructure Fund intends to make monthly dividend distributions. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

With respect to Catalyst Energy Infrastructure Fund, please refer to the section headings “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – Catalyst Energy Infrastructure Fund - Distribution Policy and Goals” and “Additional Information About the Fund’s Principal Investment Strategies and Related

91

Risks – Principal and Non-Principal Investment Risks - Distribution Policy Risk” for a detailed description of that Fund’s distribution policy and tax consequences.

Taxes

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund uses average cost as its standing (default) tax lot identification method for all shareholders, which means this method is used to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

MANAGEMENT OF THE FUNDS

Advisor

Catalyst Capital Advisors LLC, a New York limited liability company located at 53 Palmeras St., Suite 601, San Juan, PR 00901 serves as Advisor to the Funds. The Advisor was formed on January 24, 2006. Advising the Funds is currently its primary business. The Advisor is under common control with AlphaCentric Advisors LLC and Rational Advisors, Inc., the investment advisors of other funds in the same group of investment companies also known as a “fund complex”.

92

Information regarding the funds in the Fund Complex can be found at Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com. MFund Services, LLC, an affiliate of the Advisor provides the Funds with management, legal administrative and compliance services. Under the terms of the advisory agreement, Catalyst Capital Advisors LLC oversees the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Fund’s investment program.

Portfolio Managers: Catalyst Insider Buying Fund

David Miller and Charles Ashley are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

David Miller - Chief Investment Officer and Senior Portfolio Manager of the Advisor

David Miller is a Senior Portfolio Manager, Chief Investment Officer, and co-founder of the Advisor and has been a Portfolio Manager of the Insider Buying Fund since its inception. He is also Senior Portfolio Manager and Chief Investment Officer of Rational Advisors, Inc., an affiliate of the Advisor, since 2016. Mr. Miller is a member of Catalyst International Advisors LLC since 2019 and Insights Media LLC since 2019. He received a BS in Economics from the University of Pennsylvania, Wharton School and an MBA in Finance from the University of Michigan, Ross School of Business.

Charles Ashley-Portfolio Manager of the Advisor

Charles Ashley is a Portfolio Manager of the Advisor and has been a Portfolio Manager of the Insider Buying Fund since 2024. Mr. Ashley joined the Advisor in February 2016 as a senior analyst to provide investment research and assist with the day-to-day management of several mutual funds. Mr. Ashley has an MBA from the University of Michigan Ross School of Business and a B.A. from the Michigan State University Eli Broad College of Business.

Sub-Advisor: Catalyst Energy Infrastructure Fund

SL Advisors, LLC (“SL Advisors”) a New Jersey limited liability company located at 210 Elmer Street, Westfield, NJ, is the investment sub-advisor to the Fund. In addition to serving as the investment sub-advisor to the Fund, SL Advisors provides investment advice to individuals, family offices and institutions. SL Advisors is controlled by Simon Lack.

Under the supervision of the Advisor, SL Advisors is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, SL Advisors is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor pays SL Advisors 50% of the management fees that the Advisor receives from the Fund.

Portfolio Managers: Catalyst Energy Infrastructure Fund

Simon Lack and Henry Hoffman are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

93

Simon Lack –Founder and Managing Partner of SL Advisors

Following 23 years with JPMorgan, in 2009 Mr. Lack founded SL Advisors, LLC, an SEC-registered investment adviser. SL Advisors manages investments in energy infrastructure, including the Catalyst Energy Infrastructure Fund (MLXIX), and separately managed accounts. Prior to this, much of Mr. Lack’s 23-year career with JPMorgan was spent in North American Fixed Income Derivatives and Forward FX trading, a business that he ran successfully through several bank mergers ultimately overseeing 50 professionals and $300 million in annual revenues. Mr. Lack sat on JPMorgan’s investment committee allocating over $1 billion to hedge fund managers and founded the JPMorgan Incubator Funds, two private equity vehicles that took economic stakes in emerging hedge fund managers. Mr. Lack chairs the Memorial Endowment Trust Investment Committee of St. Paul’s Episcopal Church in Westfield, NJ. He is the author of “The Hedge Fund Mirage: The Illusion of Big Money and Why It’s Too Good to Be True,” published in 2012 to widespread praise from mainstream financial press including The Economist, Financial Times and Wall Street Journal, and “Bonds Are Not Forever: The Crisis Facing Fixed Income Investors” (September 2013). Mr. Lack is a CFA Charterholder and a member of the New York Society of Security Analysts’ Market Integrity Committee, and makes regular media appearances discussing energy infrastructure. Mr. Lack is a contributor to Forbes.com and Seeking Alpha.

Henry Hoffman – Managing Partner of SL Advisors.

Mr. Hoffman is a partner at SL Advisors and Portfolio Manager of the SL Advisors MLP & Infrastructure SMA strategies. He is Head of Research for the Catalyst MLP and Infrastructure Fund. Prior to joining SL Advisors in January 2010, Mr. Hoffman worked as a buy-side equity analyst for PNC Capital Advisors and as a private equity real estate analyst for PNC Realty Investors. Mr. Hoffman graduated from Duke University with a B.S in Economics and Minor in Chemistry.

Sub-Advisor: Catalyst/MAP Global Equity Fund

Managed Asset Portfolios, LLC (“MAP”), a Delaware limited liability corporation located at 950 West University, Suite 100, Rochester, MI 48307, is the investment sub-advisor to the Fund. In addition to serving as a sub-advisor, MAP provides investment advice to high net worth individuals, institutions, pension and profit sharing plans and charitable organizations. MAP is controlled by Michael Dzialo.

Subject to the oversight and approval of the Advisor, MAP is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, MAP is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor pays MAP 50% of the management fees that the Advisor receives from the Fund.

Portfolio Managers: Catalyst/MAP Global Equity Fund

Michael Dzialo, Peter Swan, Karen Culver, and Zachary Fellows are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio.

94

Michael S. Dzialo - President and Portfolio Manager of MAP

Michael Dzialo has served as President and portfolio manager since founding the firm in 2000. He has served as portfolio manager of the Global Equity Fund since its inception. Prior to founding MAP, Mr. Dzialo worked at H&R Block Financial Advisors (formerly OLDE Discount Corp.) from 1987 to 2000. Mr. Dzialo has a Bachelor of Science degree in Finance and Graduate Studies in Finance from Wayne State University.

Peter J. Swan - International Portfolio Manager of MAP

Peter Swan has served as international portfolio manager of MAP since 2002. He has served as portfolio manager of the Global Equity Fund since its inception. Prior to joining MAP, Mr. Swan worked at Pacific Growth Equities from 1999 to 2002 and at H&R Block Financial Advisors (formerly OLDE Discount Corp.) from 1994 to 1999. Mr. Swan has Bachelor of Science degrees in Business Administration and Agriculture from the University of Arkansas.

Karen Culver - Portfolio Manager and Senior Research Analyst of MAP

Karen Culver has served as a Portfolio Manager of MAP and as a portfolio manager of the Global Equity Fund since 2012. Ms. Culver joined MAP in 2001. She served as Senior Research Analyst between 2001-2010 and Assistant Portfolio Manager and Senior Research Analyst between 2010 and 2012.

Zachary S. Fellows - Portfolio Manager and Senior Research Analyst of MAP

Zachary Fellows joined MAP in 2015. As Portfolio Manager/Senior Research Analyst, he is responsible for researching and analyzing companies, sectors and economic trends. Before joining Managed Asset Portfolios, Mr. Fellows worked in the retail and automotive industries. He earned a Bachelor’s degree in Finance from Wayne State University where he graduated with Summa Cum Laude honors. He is a Chartered Financial Analyst (CFA), member of the CFA Society of Detroit and Registered Investment Advisor Representative.

Sub-Advisor: Catalyst/Lyons Tactical Allocation Fund

Lyons Wealth Management, LLC, (“Lyons”) located at 280 W. Canton Ave, Suite 430, Winter Park, FL 32789 is the investment sub-advisor to the Fund. Lyons was founded in 2009 and is a registered investment advisor providing customized investment management services to high net worth individuals and associated trusts, estates, pension and profit sharing plans.

Subject to the oversight and approval of the Advisor, Lyons is primarily responsible for the day-to-day management of the Fund’s portfolio. In addition, Lyons is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor pays Lyons 50% of the net management fees that the Advisor receives from the Fund.

95

Portfolio Managers: Catalyst/Lyons Tactical Allocation Fund

Alexander Read and Matthew Ferratusco are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio.

Alexander Read - President, Chief Executive Officer and Chief Investment Officer of Lyons

Mr. Read has been the Chief Executive Officer and Chief Investment Officer of Lyons since 2009, and is responsible for overseeing the development, management and distribution of the firm’s investment strategies. He is the lead member of the firm’s investment committee on equities and derivatives. Mr. Read was a wealth manager for the private client group at Merrill Lynch, managing both institutional and individual assets. In 1997, he transitioned to become the Chief Executive Officer and lead portfolio manager of his own firm focusing on derivative overlay strategies for high net worth clients with concentrated stock positions. Mr. Read is a graduate of the Phillips Exeter Academy, holds a BA in Economics from Lake Forest College, and also completed the Executive Management Program at Rollins College. Mr. Read designed and has continued to develop the option trading strategy over the course of his 30 years career.

Matthew Ferratusco, CIPM – Portfolio Manager & Analyst of Lyons

Mr. Ferratusco has served as Portfolio Manager and Analyst for Lyons since 2015, responsible for the firm’s portfolio analysis, equity research and performance measurement and reporting. He is a member of the equity portfolio management team and investment committee. From 2011 to 2015, Mr. Ferratusco served as an analyst, performing roles in sales and marketing in addition to his research and analysis functions. Prior to joining Lyons, he served as a market and currency analyst for FX Renew May 2011 to September 2011 and as an independent consultant in the motor sports industry from 2004 to 2011. Mr. Ferratusco holds the CIPM® (Certificate in Investment Performance Measurement) designation. He holds a BS in Finance from the University of Central Florida.

Sub-Advisor: Catalyst Dynamic Alpha Fund

Cookson, Peirce & Co., Inc., (“CP”) located at 555 Grant Street, Suite 380, Pittsburgh, PA 15219 is the investment sub-advisor to the Fund. CP was founded in 1984 and is a registered investment adviser. For nearly 40 years, CP has managed the assets of some of the country’s most prominent families and institutions.

Subject to the oversight and approval of the Advisor, CP is primarily responsible for the day-to-day management of the Fund’s portfolios. In addition, CP is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor pays CP a minimum of 50% of the net management fees that the Advisor receives from the Fund.

96

Portfolio Managers: Catalyst Dynamic Alpha Fund

Bruce Miller, Cory Krebs and Luke O’Neill are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio, including updating the quantitative model, analysis of individual securities and sectors, security selection, trading and reporting.

Bruce W. Miller, CFA - Chief Investment Officer and Secretary of CP

Mr. Miller has served as Chief Investment Officer and Secretary of CP since 2006. He is jointly responsible for the day-to-day management of the Fund’s portfolio. Prior to joining CP in 1987 as a portfolio manager, Mr. Miller was a consultant to small business owners through the Small Business Development Center at Clarion University. After nearly ten years with CP, Mr. Miller left to join the Fragasso Group, an investment firm, where he created an in-house portfolio management department. He rejoined CP in April 1999 and became an owner in 2002. Mr. Miller graduated from Slippery Rock University with a Bachelor of Science degree in Business Administration with a major in Finance in 1983. Mr. Miller then attended Kent State University and received his M.B.A. with a concentration in Finance and Information Systems. Mr. Miller was awarded the Chartered Financial Analyst designation by the CFA Institute in September of 1991.

Cory S. Krebs, CFA – President and Portfolio Manager of CP

Mr. Krebs has served as President of CP since 2019, and as a Portfolio Manager of CP since 2003. He has been a shareholder and a member of the Board of Directors of CP since 2013. He is jointly responsible for the day-to-day management of the Fund’s portfolio. Prior to joining CP in 2003, Mr. Krebs was an Equity Trader with Laurel Capital Advisors, an investment subsidiary of Mellon Financial Corporation, from 1998 to 2003. Mr. Krebs had also previously worked in the financial services industry for Federated Investors Inc. and American Express Financial Advisors. Mr. Krebs pursued his undergraduate studies at the University of Pittsburgh, completing a Bachelor of Arts degree in Economics in 1996. He obtained an M.B.A. degree with a concentration in Finance from the Katz Graduate School of Business at the University of Pittsburgh. Mr. Krebs was awarded the Chartered Financial Analyst designation by the CFA Institute in October 2007.

Luke O’Neill – Portfolio Manager, CP

Luke J. O’Neill was promoted to Director of Investments in 2023 and has served as a member of the Investment Committee of CP since 2018. He is jointly responsible for the day-to-day management of the Fund’s portfolio. Prior to joining CP in 2018, Mr. O’Neill was a Director of the Investment Strategy Team and Head of Product Development and Management at Mellon Capital Management, a large institutional investment manager within BNY Mellon from September 2012 through December 2017. Prior to that, he served as Executive Director and Head of Manager Research at Morgan Stanley Investment Management, and as Vice President and Head of Manager Research at Wilshire Associates. Mr. O’Neill graduated from Geneva College in 1997 with a Bachelor of Science degree in Applied Mathematics. He also received a Master of Science in Organizational Leadership from Geneva College in 1999. In 2004, he graduated with an MBA in Finance, Accounting, and Marketing from the Tepper School of Business at Carnegie Mellon University. In 2006, Luke was awarded the Chartered Financial Analyst (CFA) designation.

97

Advisory Fees

Each Fund is authorized to pay the Advisor an annual fee based on its average daily net assets. The advisory fee is paid monthly. The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses and extraordinary expenses, such as regulatory inquiry and litigation expenses) at a certain level through October 31, 2025. Fee waivers and expense reimbursements are subject to possible recoupment from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment, and the repayment is approved by the Board of Trustees.

The following table describes (i) the contractual advisory fee, (ii) the advisory fees, after waivers, as a percentage of each Fund’s average net assets, received by the Advisor for each Fund’s most recent fiscal year (or period for Fund’s in operation less than one full fiscal year) and (iii) the expense limitation for each Fund.

	Contractual Advisory Fee	Net Advisory Fee Received	Expense Limitation*
Catalyst Insider Buying Fund	1.00%	0.30%	Class A – 1.53% Class C – 2.28% Class I – 1.28%
Catalyst Energy Infrastructure Fund	1.25%	1.20%	Class A – 1.68% Class C – 2.43% Class I – 1.43%
Catalyst/MAP Global Equity Fund	1.00%	0.61%	Class A – 1.21% Class C – 1.96% Class I – 0.96%
Catalyst/Lyons Tactical Allocation Fund	1.25%	0.72%	Class A – 1.53% Class C – 2.28% Class I – 1.28%
Catalyst Dynamic Alpha Fund	1.00%	0.87%	Class A – 1.38% Class C – 2.13% Class I – 1.13%

*	Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

The Funds may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including

98

the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Each Fund, through its Rule 12b-1 distribution plan, or each Fund’s respective Advisor or respective Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the SAI entitled “Additional Compensation to Financial Intermediaries” for more information.

The Fund’s Financial Statements for the period ended June 30, 2024 contains discussions regarding the basis of the Board’s renewal of the advisory agreement with the Advisor for each Fund. The Funds’ Financial Statements for the fiscal year ended June 30, 2024 also contains discussions regarding the basis of the Board’s renewal of the sub-advisory agreements between the Advisor and MAP for the Catalyst/MAP Global Equity Fund, between the Advisor and CP with respect to the Catalyst Dynamic Alpha Fund, between the Advisor and SL Advisors with respect to Catalyst Energy Infrastructure Fund and between the Advisor and Lyons with respect to the Catalyst/Lyons Tactical Allocation.

99

FINANCIAL HIGHLIGHTS

Catalyst Insider Buying Fund

The following table is intended to help you better understand the Catalyst Insider Buying Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended June 30, 2023 and June 30, 2024, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year.

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$15.02	$11.33	$24.08	$18.49	$19.28
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.16)	0.07	(0.24)	(0.28)	(0.04)
Net realized and unrealized gain (loss) on investments	6.02	3.62	(12.51)	5.87	(0.75)
Total from investment operations	5.86	3.69	(12.75)	5.59	(0.79)
Net asset value, end of year	$20.88	$15.02	$11.33	$24.08	$18.49
Total return (B)	39.01%	32.57%	(52.95)%	30.23%	(4.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,568	$8,322	$7,959	$21,299	$14,703
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement (C)	2.24%	2.29%	1.81%	1.70%	1.69%
Expenses, net waiver and reimbursement (C)	1.54%	1.55%	1.53%	1.53%	1.54%
Net investment loss, before waiver and reimbursement (C,D)	(1.62)%	(0.21)%	(1.57)%	(1.47)%	(0.34)%
Net investment income (loss), net waiver and reimbursement (C,D)	(0.92)%	0.53%	(1.29)%	(1.30)%	(0.20)%
Portfolio turnover rate	183%	214%	66%	77%	249%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$14.27	$10.85	$23.22	$17.97	$18.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.27)	(0.03)	(0.37)	(0.43)	(0.17)
Net realized and unrealized gain (loss) on investments	5.69	3.45	(12.00)	5.68	(0.73)
Total from investment operations	5.42	3.42	(12.37)	5.25	(0.90)
Net asset value, end of year	$19.69	$14.27	$10.85	$23.22	$17.97
Total return (B)	37.98%	31.52%	(53.27)%	29.22%	(4.77)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,642	$2,244	$2,485	$9,015	$7,926
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	3.02%	3.04%	2.56%	2.45%	2.44%
Expenses, net waiver and reimbursement (C)	2.29%	2.29%	2.28%	2.28%	2.29%
Net investment loss, before waiver and reimbursement (C,D)	(2.41)%	(1.00)%	(2.32)%	(2.22)%	(1.09)%
Net investment loss, net waiver and reimbursement (C,D)	(1.66)%	(0.25)%	(2.04)%	(2.05)%	(0.94)%
Portfolio turnover rate	183%	214%	66%	77%	249%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.23%	2.28%	1.81%	1.70%	1.68%
Expenses, net waiver and reimbursement (C)	1.53%	1.54%	1.53%	1.53%	1.53%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	3.01%	3.03%	2.56%	2.45%	2.43%
Expenses, net waiver and reimbursement (C)	2.28%	2.28%	2.28%	2.28%	2.28%

100

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$15.36	$11.56	$24.50	$18.77	$19.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.12)	0.10	(0.20)	(0.23)	0.02
Net realized and unrealized gain (loss) on investments	6.17	3.70	(12.74)	5.96	(0.76)
Total from investment operations	6.05	3.80	(12.94)	5.73	(0.74)
Net asset value, end of year	$21.41	$15.36	$11.56	$24.50	$18.77
Total return (B)	39.39%	32.87%	(52.82)%	30.53%	(3.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,411	$3,912	$4,682	$23,773	$17,478
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement (C)	1.97%	2.04%	1.56%	1.45%	1.44%
Expenses, net waiver and reimbursement (C)	1.29%	1.29%	1.28%	1.28%	1.29%
Net investment loss, before waiver and reimbursement (C,D)	(1.36)%	(0.01)%	(1.32)%	(1.22)%	(0.06)%
Net investment income (loss), net waiver and reimbursement(C,D)	(0.68)%	0.74%	(1.04)%	(1.05)%	0.09%
Portfolio turnover rate	183%	214%	66%	77%	249%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	1.96%	2.03%	1.56%	1.45%	1.43%
Expenses, net waiver and reimbursement (C)	1.28%	1.28%	1.28%	1.28%	1.28%

101

Catalyst Energy Infrastructure Fund

The following table is intended to help you better understand the Catalyst Energy Infrastructure Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended June 30, 2023 and June 30, 2024, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year.

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020 (C)
Net asset value, beginning of year	$20.55	$18.02	$17.47	$12.18	$22.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.57	0.56	0.63	0.59	0.96
Net realized and unrealized gain (loss) on investments	4.93	3.31	1.25	6.00	(9.19)
Total from investment operations	5.50	3.87	1.88	6.59	(8.23)
LESS DISTRIBUTIONS:
From net investment income	(0.80)	(0.48)	(0.42)	(0.16)	(1.63)
From return of capital	(0.56)	(0.86)	(0.91)	(1.14)	(0.90)
Total distributions	(1.36)	(1.34)	(1.33)	(1.30)	(2.53)
Net asset value, end of year	$24.69	$20.55	$18.02	$17.47	$12.18
Total return (B)	27.93%	22.08%	11.07%	58.01%	(38.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$35,015	$28,702	$26,527	$30,687	$23,625
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	1.73%	1.75%	1.73%	1.81%	1.81%
Expenses, net waiver and reimbursement	1.68%	1.69%	1.68%	1.68%	1.70%
Net investment income, before waiver and reimbursement	2.58%	2.78%	3.46%	4.16%	5.34%
Net investment income, net waiver and reimbursement	2.64%	2.84%	3.51%	4.28%	5.45%
Portfolio turnover rate	22%	18%	25%	32%	49%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020 (C)
Net asset value, beginning of year	$20.52	$18.00	$17.45	$12.17	$22.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.41	0.41	0.49	0.48	0.83
Net realized and unrealized gain (loss) on investments	4.92	3.31	1.26	6.00	(9.18)
Total from investment operations	5.33	3.72	1.75	6.48	(8.35)
LESS DISTRIBUTIONS:
From net investment income	(0.70)	(0.43)	(0.38)	(0.15)	(1.54)
From return of capital	(0.50)	(0.77)	(0.82)	(1.05)	(0.86)
Total distributions	(1.20)	(1.20)	(1.20)	(1.20)	(2.40)
Net asset value, end of year	$24.65	$20.52	$18.00	$17.45	$12.17
Total return (B)	26.99%	21.15%	10.26%	56.78%	(39.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$30,257	$26,745	$22,817	$21,492	$17,127
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement	2.48%	2.50%	2.48%	2.56%	2.57%
Expenses, net waiver and reimbursement	2.43%	2.44%	2.43%	2.43%	2.45%
Net investment income, before waiver and reimbursement	1.84%	2.03%	2.67%	3.40%	4.61%
Net investment income, net waiver and reimbursement	1.89%	2.09%	2.72%	3.52%	4.73%
Portfolio turnover rate	22%	18%	25%	32%	49%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Effective March 25, 2020, the Fund had a five-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the five-for-one stock split.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.73%	1.75%	1.73%	1.80%	1.79%
Expenses, net waiver and reimbursement	1.68%	1.69%	1.68%	1.67%	1.68%

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.48%	2.50%	2.48%	2.55%	2.54%
Expenses, net waiver and reimbursement	2.43%	2.44%	2.43%	2.42%	2.43%

102

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020(C)
Net asset value, beginning of year	$20.64	$18.09	$17.53	$12.22	$23.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.63	0.61	0.68	0.62	1.01
Net realized and unrealized gain (loss) on investments	4.94	3.34	1.26	6.03	(9.24)
Total from investment operations	5.57	3.95	1.94	6.65	(8.23)
LESS DISTRIBUTIONS:
From net investment income	(0.82)	(0.50)	(0.44)	(0.17)	(1.65)
From return of capital	(0.59)	(0.90)	(0.94)	(1.17)	(0.92)
Total distributions	(1.41)	(1.40)	(1.38)	(1.34)	(2.57)
Net asset value, end of year	$24.80	$20.64	$18.09	$17.53	$12.22
Total return (B)	28.21%	22.42%	11.37%	58.39%	(38.45)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$230,267	$182,380	$154,931	$103,297	$58,983
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement	1.48%	1.50%	1.48%	1.55%	1.56%
Expenses, net waiver and reimbursement	1.43%	1.44%	1.43%	1.43%	1.45%
Net investment income, before waiver and reimbursement	2.84%	3.03%	3.65%	4.32%	5.63%
Net investment income, net waiver and reimbursement	2.89%	3.09%	3.70%	4.43%	5.74%
Portfolio turnover rate	22%	18%	25%	32%	49%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Effective March 25, 2020, the Fund had a five-for-one reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the five-for-one stock split.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.48%	1.50%	1.48%	1.55%	1.54%
Expenses, net waiver and reimbursement	1.43%	1.44%	1.43%	1.42%	1.43%

103

Catalyst/MAP Global Equity Fund

The following table is intended to help you better understand the Catalyst/MAP Global Equity Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended June 30, 2023 and June 30, 2024, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year.

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$16.74	$15.55	$17.10	$13.28	$14.75
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.22	0.25	0.20	0.16	0.18
Net realized and unrealized gain (loss) on investments	1.29	0.94	(1.44)	3.93	(1.14)
Total from investment operations	1.51	1.19	(1.24)	4.09	(0.96)
LESS DISTRIBUTIONS:
From net investment income	(0.30)	—	(0.31)	(0.27)	(0.31)
From net realized gains on investments	(0.10)	—	—	—	(0.20)
Total distributions	(0.40)	—	(0.31)	(0.27)	(0.51)
Net asset value, end of year	$17.85	$16.74	$15.55	$17.10	$13.28
Total return (B)	9.24%	7.65%	(7.41)%	31.10%	(6.81)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,332	$9,719	$8,845	$10,172	$10,667
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement (C)	1.60%	1.59%	1.57%	1.63%	1.64%
Expenses, net waiver and reimbursement (C)	1.21%	1.21%	1.21%	1.21%	1.21%
Net investment income, before waiver and reimbursement (C,D)	0.89%	1.20%	0.83%	0.60%	0.86%
Net investment income, net waiver and reimbursement (C,D)	1.28%	1.58%	1.19%	1.02%	1.29%
Portfolio turnover rate	22%	27%	10%	14%	42%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$16.19	$15.16	$16.67	$12.95	$14.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.09	0.12	0.07	0.04	0.07
Net realized and unrealized gain (loss) on investments	1.25	0.91	(1.40)	3.85	(1.12)
Total from investment operations	1.34	1.03	(1.33)	3.89	(1.05)
LESS DISTRIBUTIONS:
From net investment income	(0.17)	—	(0.18)	(0.17)	(0.20)
From net realized gains on investments	(0.10)	—	—	—	(0.20)
Total distributions	(0.27)	—	(0.18)	(0.17)	(0.40)
Net asset value, end of year	$17.26	$16.19	$15.16	$16.67	$12.95
Total return (B)	8.40%	6.79%	(8.07)%	30.18%	(7.54)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,104	$7,808	$8,279	$10,321	$8,961
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	2.35%	2.34%	2.32%	2.38%	2.39%
Expenses, net waiver and reimbursement (C)	1.96%	1.96%	1.96%	1.96%	1.96%
Net investment income (loss), before waiver and reimbursement (C,D)	0.15%	0.40%	0.05%	(0.13)%	0.10%
Net investment income, net waiver and reimbursement (C,D)	0.54%	0.78%	0.41%	0.29%	0.53%
Portfolio turnover rate	22%	27%	10%	14%	42%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	1.60%	1.59%	1.57%
Expenses, net waiver and reimbursement (C)	1.21%	1.21%	1.21%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.35%	2.34%	2.32%
Expenses, net waiver and reimbursement (C)	1.96%	1.96%	1.96%

104

	Class I
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024		June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$16.79		$15.56	$17.11	$13.29	$14.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.26		0.29	0.25	0.21	0.21
Net realized and unrealized gain (loss) on investments	1.29		0.94	(1.45)	3.92	(1.14)
Total from investment operations	1.55		1.23	(1.20)	4.13	(0.93)
LESS DISTRIBUTIONS:
From net investment income	(0.34)		—	(0.35)	(0.31)	(0.34)
From net realized gains on investments	(0.10)		—	—	—	(0.20)
Total distributions	(0.44)		—	(0.35)	(0.31)	(0.54)
Net asset value, end of year	$17.90		$16.79	$15.56	$17.11	$13.29
Total return (B)	9.49	% (F)	7.90%	(7.15)%	31.42%	(6.59)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$57,796		$56,847	$54,994	$51,380	$32,104
Ratios to average net assets (including interest expense)(E)
Expenses, before waiver and reimbursement (C)	1.35%		1.34%	1.32%	1.37%	1.38%
Expenses, net waiver and reimbursement (C)	0.96%		0.96%	0.96%	0.96%	0.96%
Net investment income, before waiver and reimbursement (C)(D)	1.15%		1.44%	1.12%	0.96%	1.06%
Net investment income, net waiver and reimbursement (C)(D)	1.54%		1.82%	1.48%	1.38%	1.48%
Portfolio turnover rate	22%		27%	10%	14%	42%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	1.35%	1.34%	1.32%
Expenses, net waiver and reimbursement (C)	0.96%	0.96%	0.96%

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

105

Catalyst/Lyons Tactical Allocation Fund

The following table is intended to help you better understand the Catalyst/Lyons Tactical Allocation Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended June 30, 2023 and June 30, 2024, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year.

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$14.09	$15.25	$19.01	$13.81	$15.38
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.06	0.20	(0.06)	(0.03)	0.10
Net realized and unrealized gain (loss) on investments	1.43	(I)	0.31	(3.59)	5.81	—	(E,H)
Total from investment operations	1.49	0.51	(3.65)	5.78	0.10
LESS DISTRIBUTIONS:
From net investment income	(0.15)	—	—	—	(0.15)
From net realized gains on investments	—	(1.67)	(0.11)	(0.58)	(1.52)
Total distributions	(0.15)	(1.67)	(0.11)	(0.58)	(1.67)
Net asset value, end of year	$15.43	$14.09	$15.25	$19.01	$13.81
Total return (B)	10.65%	3.84%	(19.33)%	42.45%	0.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,495	$5,229	$6,317	$8,874	$5,775
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	2.09%	2.01%	1.90%	1.94%	1.95%
Expenses, net waiver and reimbursement (C)	1.56%	1.53%	1.53%	1.53%	1.56%
Net investment income (loss), before waiver and reimbursement (C,D)	(0.15)%	0.91%	(0.70)%	(0.62)%	0.28%
Net investment income (loss), net waiver and reimbursement (C,D)	0.38%	1.39%	(0.33)%	(0.20)%	0.67%
Portfolio turnover rate	17%	94%	54%	32%	108%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$13.42	$14.71	$18.48	$13.53	$15.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.05)	0.09	(0.19)	(0.16)	(0.02)
Net realized and unrealized gain (loss) on investments	1.36	(I)	0.29	(3.47)	5.69	0.01	(E)
Total from investment operations	1.31	0.38	(3.66)	5.53	(0.01)
LESS DISTRIBUTIONS:
From net investment income	(0.03)	—	—	—	(0.02)
From net realized gains on investments	—	(1.67)	(0.11)	(0.58)	(1.52)
Total distributions	(0.03)	(1.67)	(0.11)	(0.58)	(1.54)
Net asset value, end of year	$14.70	$13.42	$14.71	$18.48	$13.53
Total return (B)	9.81%	3.05%	(19.94)%	41.46%	(0.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,514	$14,775	$16,480	$21,494	$15,542
Ratios to average net assets (including interest expense)(G)
Expenses, before waiver and reimbursement (C)	2.86%	2.76%	2.65%	2.69%	2.72%
Expenses, net waiver and reimbursement (C)	2.32%	2.28%	2.28%	2.28%	2.32%
Net investment income (loss), before waiver and reimbursement (C,D)	(0.92)%	0.16%	(1.44)%	(1.37)%	(0.52)%
Net investment income (loss), net waiver and reimbursement (C,D)	(0.38)%	0.64%	(1.07)%	(0.96)%	(0.12)%
Portfolio turnover rate	17%	94%	54%	32%	108%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.06%	2.01%	1.90%	1.94%	1.95%
Expenses, net waiver and reimbursement (C)	1.53%	1.53%	1.53%	1.53%	1.55%

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.82%	2.76%	2.65%	2.69%	2.70%
Expenses, net waiver and reimbursement (C)	2.28%	2.28%	2.28%	2.28%	2.30%

(H)	Represents an amount less than $0.01 per share.

(I)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended June 30, 2024, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

106

Class I
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$14.13	$15.26	$18.98	$13.75	$15.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.09	0.23	(0.01)	0.01	0.14
Net realized and unrealized gain (loss) on investments	1.44	0.31	(3.60)	5.80	0.01	(E)
Total from investment operations	1.53	0.54	(3.61)	5.81	0.15
LESS DISTRIBUTIONS:
From net investment income	(0.18)	—	—	—	(0.21)
From net realized gains on investments	—	(1.67)	(0.11)	(0.58)	(1.52)
Total distributions	(0.18)	(1.67)	(0.11)	(0.58)	(1.73)
Net asset value, end of year	$15.48	$14.13	$15.26	$18.98	$13.75
Total return (B)	10.95%	4.05%	(19.15)%	42.86%	1.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$18,722	$12,998	$17,044	$22,650	$13,016
Ratios to average net assets (including interest expense)(F)
Expenses, before waiver and reimbursement (C)	1.82%	1.75%	1.65%	1.69%	1.70%
Expenses, net waiver and reimbursement (C)	1.30%	1.28%	1.28%	1.28%	1.30%
Net investment income (loss), before waiver and reimbursement (C,D)	0.13%	1.15%	(0.44)%	(0.36)%	0.53%
Net investment income (loss), net waiver and reimbursement (C,D)	0.64%	1.62%	(0.07)%	0.05%	0.93%
Portfolio turnover rate	17%	94%	54%	32%	108%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	1.79%	1.75%	1.65%	1.69%	1.69%
Expenses, net waiver and reimbursement (C)	1.28%	1.28%	1.28%	1.28%	1.30%

107

Catalyst Dynamic Alpha Fund

The following table is intended to help you better understand the Catalyst Dynamic Alpha Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended June 30, 2023 and June 30, 2024, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year.

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$20.07	$17.42	$24.69	$20.47	$19.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.01	0.06	0.01	(0.13)	—	(E)
Net realized and unrealized gain (loss) on investments	3.60	(H)	2.81	(0.62)	4.35	0.99
Total from investment operations	3.61	2.87	(0.61)	4.22	0.99
LESS DISTRIBUTIONS:
From net investment income	(0.00	) (E)	—	—	—	(0.02)
From net realized gains on investments	—	(0.22)	(6.66)	—	—
Total distributions	(0.00)	(0.22)	(6.66)	—	(0.02)
Net asset value, end of year	$23.68	$20.07	$17.42	$24.69	$20.47
Total return (B)	17.99%	16.55%	(6.77)%	20.62%	5.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$65,255	$63,267	$65,337	$84,018	$84,563
Ratios to average net assets (including interest expense)(C)
Expenses, before waiver and reimbursement (F)	1.51%	1.52%	1.49%	1.48%	1.54%
Expenses, net waiver and reimbursement (F)	1.38%	1.38%	1.38%	1.38%	1.39%
Net investment income (loss), before waiver and reimbursement (F,G)	(0.10)%	0.19%	(0.05)%	(0.67)%	(0.14)%
Net investment income (loss), net waiver and reimbursement (F,G)	0.03%	0.33%	0.06%	(0.58)%	0.01%
Portfolio turnover rate	63%	79%	85%	116%	106%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$17.66	$15.47	$22.74	$18.99	$18.21
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.14)	(0.07)	(0.14)	(0.28)	(0.13)
Net realized and unrealized gain (loss) on investments	3.16	(H)	2.48	(0.47)	4.03	0.91
Total from investment operations	3.02	2.41	(0.61)	3.75	0.78
LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—
From net realized gains on investments	—	(0.22)	(6.66)	—	—
Total distributions	—	(0.22)	(6.66)	—	—
Net asset value, end of year	$20.68	$17.66	$15.47	$22.74	$18.99
Total return (B)	17.10	% (I)	15.65%	(7.45)%	19.75%	4.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$18,806	$25,098	$26,315	$36,180	$35,572
Ratios to average net assets (including interest expense)(D)
Expenses, before waiver and reimbursement (F)	2.26%	2.27%	2.24%	2.23%	2.29%
Expenses, net waiver and reimbursement (F)	2.14%	2.13%	2.13%	2.13%	2.14%
Net investment loss, before waiver and reimbursement (F,G)	(0.87)%	(0.56)%	(0.81)%	(1.43)%	(0.89)%
Net investment loss, net waiver and reimbursement (F,G)	(0.74)%	(0.42)%	(0.70)%	(1.33)%	(0.74)%
Portfolio turnover rate	63%	79%	85%	116%	106%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (F)	1.51%	1.52%	1.49%	1.48%	1.53%
Expenses, net waiver and reimbursement (F)	1.38%	1.38%	1.38%	1.38%	1.38%

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (F)	2.26%	2.27%	2.24%	2.23%	2.28%
Expenses, net waiver and reimbursement (F)	2.13%	2.13%	2.13%	2.13%	2.13%

(E)	Represents an amount less than $0.01 per share.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended June 30, 2024, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(I)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

108

Class I
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$20.52	$17.76	$25.00	$20.67	$19.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.06	0.11	0.07	(0.08)	0.05
Net realized and unrealized gain (loss) on investments	3.68	(F)	2.87	(0.65)	4.41	0.99
Total from investment operations	3.74	2.98	(0.58)	4.33	1.04
LESS DISTRIBUTIONS:
From net investment income	(0.08)	—	—	—	(0.08)
From net realized gains on investments	—	(0.22)	(6.66)	—	—
Total distributions	(0.08)	(0.22)	(6.66)	—	(0.08)
Net asset value, end of year	$24.18	$20.52	$17.76	$25.00	$20.67
Total return (B)	18.27%	16.85%	(6.54)%	20.95%	5.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$44,900	$35,784	$34,899	$51,163	$59,938
Ratios to average net assets (including interest expense)(C)
Expenses, before waiver and reimbursement (D)	1.26%	1.27%	1.24%	1.23%	1.29%
Expenses, net waiver and reimbursement (D)	1.13%	1.13%	1.13%	1.13%	1.14%
Net investment income (loss), before waiver and reimbursement (D,E)	0.17%	0.44%	0.18%	(0.43)%	0.10%
Net investment income (loss), net waiver and reimbursement (D,E)	0.30%	0.58%	0.29%	(0.33)%	0.25%
Portfolio turnover rate	63%	79%	85%	116%	106%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (D)	1.26%	1.27%	1.24%	1.23%	1.28%
Expenses, net waiver and reimbursement (D)	1.13%	1.13%	1.13%	1.13%	1.13%

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended June 30, 2024, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

109

APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

●	Employer-sponsored retirement plans.

MORGAN STANLEY WEALTH MANAGEMENT (Catalyst Dynamic Alpha Fund and Catalyst Energy Infrastructure Fund only)

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management (“Morgan Stanley”) transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

●	Shares purchased through a Morgan Stanley self-directed brokerage account

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

110

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. & EACH ENTITY’S AFFILIATES (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in this prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of

111

rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

OPPENHEIMER & CO, INC.

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

-	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

-	Shares purchased by or through a 529 Plan

-	Shares purchased through an OPCO affiliated investment advisory program

-	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

-	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

-	A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC, or the Class C shares have been held for 5 years or more, and the conversion is in line with the policies and procedures of OPCO

-	Employees and registered representatives of OPCO or its affiliates and their family members

-	Directors or Trustees of a Fund, and employees of a Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

-	Death or disability of the shareholder

-	Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus

-	Return of excess contributions from an IRA Account

-	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

-	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

-	Shares acquired through a right of reinstatement

112

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

-	Breakpoints as described in this prospectus.

-	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

JANNEY MONTGOMERY SCOTT LLC

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Shares acquired through a right of reinstatement.

●	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

●	Shares sold upon the death or disability of the shareholder.

113

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

●	Shares purchased in connection with a return of excess contributions from an IRA account.

●	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.

●	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

●	Shares acquired through a right of reinstatement.

●	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in the fund’s Prospectus.

●	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

ROBERT W. BAIRD & Co. (“Baird”):

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

114

●	Shares purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

●	Shares purchased using the proceeds of redemptions from a Catalyst Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

●	A shareholder in the Funds Class C Shares will have their share converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

●	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

●	Shares bought due to returns of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

●	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in this prospectus

●	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Catalyst assets held by accounts within the purchaser’s household at Baird. Eligible Catalyst assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Catalyst through Baird, over a 13-month period of time

The information disclosed in the appendix is part of, and incorporated in, the prospectus

115

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. August 2021

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●     Social Security number and wire transfer instructions

●     account transactions and transaction history

●     investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

116

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

QUESTIONS? CALL 1-866-447-4228

117

FOR MORE INFORMATION

Several additional sources of information are available to you. The SAI, incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected each Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Funds at 1-866-447-4228 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries. You may also obtain this information from the Funds’ internet site at www.CatalystMF.com.

You may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-21872

118

Catalyst Insider Income Fund Class A: IIXAX Class C: IIXCX Class I: IIXIX
Catalyst/SMH High Income Fund Class A: HIIFX Class C: HIICX Class I: HIIIX
Catalyst/SMH Total Return Income Fund Class A: TRIFX Class C: TRICX Class I: TRIIX
Catalyst/MAP Global Balanced Fund Class A: TRXAX Class C: TRXCX Class I: TRXIX
Catalyst/CIFC Senior Secured Income Fund (formerly, Catalyst/CIFC Floating Rate Income Fund) Class A: CFRAX Class C: CFRCX Class C-1: CFRFX Class I: CFRIX
Catalyst Enhanced Income Strategy Fund Class A: EIXAX Class C: EIXCX Class I: EIXIX

PROSPECTUS
NOVEMBER 1, 2024

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

i

FUND SUMMARY: CATALYST INSIDER INCOME FUND	3
FUND SUMMARY: CATALYST/SMH HIGH INCOME FUND	9
FUND SUMMARY: CATALYST/SMH TOTAL RETURN INCOME FUND	15
FUND SUMMARY: CATALYST/MAP GLOBAL BALANCED FUND	23
FUND SUMMARY: CATALYST/CIFC SENIOR SECURED INCOME FUND (formerly,Catalyst/CIFC Floating Rate Income Fund)	30
FUND SUMMARY: CATALYST ENHANCED INCOME STRATEGY FUND	43
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	51
HOW TO BUY SHARES	98
HOW TO REDEEM SHARES	107
VALUING THE FUNDS’ ASSETS	112
DIVIDENDS, DISTRIBUTIONS AND TAXES	112
MANAGEMENT OF THE FUNDS	113
FINANCIAL HIGHLIGHTS	121
APPENDIX A: INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS	133
PRIVACY NOTICE	139
FOR MORE INFORMATION	141

ii

FUND SUMMARY: CATALYST INSIDER INCOME FUND

Investment Objective:

The Fund’s objective is current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 100 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 61 and Waivers of Up-Front Sales Charge on Class A Shares on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses	1.39%	2.14%	1.14%
Fee Waiver and/or Expense Reimbursement [2]	(0.39)%	(0.39)%	(0.39)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.75%	0.75%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	The Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive management fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding brokerage costs; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.00%, 1.75% and 0.75% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2025. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees and upon the termination of the investment advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

3

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$572	$178	$77
3	$858	$632	$324
5	$1,164	$1,113	$590
10	$2,032	$2,442	$1,351

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 17% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily in short-term U.S. corporate bonds issued by companies, including real estate investment trusts (“REITs”), whose executives are purchasing shares of the company’s common stock. The Fund may invest in corporate bonds, including convertible bonds, of any credit quality (including “junk” bonds), effective maturity or average modified duration, but intends to hold a majority of the portfolio in investment grade corporate bonds (rated BBB or higher by S&P Global Ratings or the equivalent by another nationally recognized statistical ratings organization) with an average effective maturity of less than four years and an average duration of less than three and a half years.

The Advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider buying activity for its investment decisions. The Advisor’s research and quantitative back-testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can substantially reduce the likelihood of bankruptcy. The underlying thesis is that corporate insiders know more about the prospects of the company than anybody else and would not take a stake in the equity of their company if the company were in jeopardy of declaring bankruptcy.

The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select what the Advisor believes to be the most significant insider buying signals – the signals that are historically associated with companies that have avoided bankruptcy. Corporate bonds meeting the insider activity screen criterion are analyzed and selected in an attempt to establish a portfolio with the target credit quality, duration, maturity and SEC yield. The Advisor generally intends to hold bonds to maturity but positions may be sold if insider trading trends reverse in a manner the Advisor believes to be significant or if the Advisor believes the bonds no longer offer favorable risk-adjusted return potential.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

4

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Convertible Securities Risk.  Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds,” that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. Rising interest rates pose a heightened risk to any longer-term fixed income securities held by the Fund.

5

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Subprime mortgages are riskier and potentially less liquid than other mortgage-backed securities.

Sector Exposure Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Financials Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted.

6

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the total return of its Class A shares for each full calendar year since inception. Class C shares and Class I shares have similar annual returns to Class A shares because they are invested in the same portfolio of securities; however, the returns for Class C shares and Class I shares are different from Class A shares because Class C shares and Class I shares have different expenses than Class A shares. The performance table shows average annual total returns for Class A, Class C and Class I shares and how their average annual returns compare over time with those of a broad-based market index and a supplemental index. Sales charges are reflected in the information shown in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 6.63% (quarter ended June 30, 2020), and the lowest return for a quarter was (5.71)% (quarter ended June 30, 2022). The Fund’s Class A shares year-to-date return as of September 30, 2024 was 5.25%.

7

Average Annual Total Returns

(for the periods ended December 31, 2023)

Class A	1 Year	5 Year	Since Inception (7/29/2014)
Return Before Taxes	3.78%	1.72%	1.14%
Return After Taxes on Distributions	1.76%	0.29%	(0.03)%
Return After Taxes on Distributions and Sale of Fund Shares	2.19%	0.71%	0.35%
Class C
Return Before Taxes	8.15%	1.98%	0.94%
Class I
Return Before Taxes	9.22%	2.98%	1.94%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[1]	5.53%	1.10%	1.49%
Bloomberg US Govt/Credit 1-3 YR TR Index (reflects no deduction for fees, expenses or taxes) [1]	4.61%	1.51%	1.29%

[1]	The Fund has changed its primary benchmark from the Bloomberg US Govt/Credit 1-3 YR TR Index to the Bloomberg U.S. Aggregate Bond Index to comply with new regulatory requirements.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Portfolio Managers: David Miller, Chief Investment Officer and Senior Portfolio Manager of the Advisor, and Charles Ashley, Portfolio Manager of the Advisor, serve as the Fund’s portfolio managers. Messrs. Miller and Ashley are jointly and primarily responsible for the day to day management of the Fund’s portfolio. Mr. Miller has served the Fund in this capacity since the Fund commenced operations in 2014. Mr. Ashley has served the Fund in this capacity since November 2017.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and tax-deferred plans, such as an IRA and 401(k), and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

FUND SUMMARY: CATALYST/SMH HIGH INCOME FUND

Investment Objective:

The Fund’s objective is income

with capital appreciation as a secondary objective.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 100 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 61 and Waivers of Up-Front Sales Charge on Class A Shares on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.13%	1.13%	1.13%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.39%	3.14%	2.14%
Fee Waiver and/or Expense Reimbursement[3]	(0.90)%	(0.90)%	(0.90)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.49%	2.24%	1.24%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in his fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

[3]	The Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive management fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.48%, 2.23% and 1.23% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2025. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the investment advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

9

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year	Class A	Class C	Class I
1	$619	$227	$126
3	$1,103	$884	$583
5	$1,612	$1,567	$1,067
10	$3,006	$3,386	$2,401

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 33% of the average value of its portfolio.

Principal Investment Strategies:

The Fund invests in a non-diversified group of low-quality, high yield corporate bonds and convertible securities. The Fund may invest without limitation in non-investment grade corporate bonds rated Baa or lower by Moody’s or BBB or lower by S&P (also known as “junk” bonds). The Fund may also invest in corporate issues that have defaulted. Because of their low credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume. While there are no restrictions on maturity, the bonds in the Fund’s portfolio generally have an average maturity of less than ten years. The Fund seeks capital appreciation from selling securities above the purchase price. Bonds may appreciate in value through an improvement in credit quality, among other reasons.

To select the securities in which to invest, SMH Capital Advisors, LLC, the Fund’s sub-advisor (“Sub-Advisor”), conducts fundamental credit research on each issuer. Securities may be sold when the Sub-Advisor believes that they no longer represent relatively attractive investment opportunities.

The Fund invests primarily in, and chooses its investments from, the following types of securities:

●	Corporate debt. Debt obligations (usually called bonds) are loans by an investor to a corporation. They usually have a set interest rate and term.

●	Preferred stocks. Preferred stock is corporate stock that pays set dividends to its holders. Preferred stock has a superior claim on the issuer’s income and assets relative to common stock but a lower claim on assets than corporate bondholders.

10

●	Convertible securities. Bonds or preferred stocks which are convertible into, or exchangeable for, common stocks.

In addition, the Fund may also invest in other investment companies to the extent permitted by federal law and any exemptions granted to the Fund by the SEC.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Convertible Securities Risk.  Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds,” that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Income Risk. Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities.

11

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Lower Quality Debt Risk. Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock or bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

Underlying Fund Risk. Because the Fund may invest in other investment companies, including mutual funds, ETFs, closed-end funds or private funds, the value of your investment will fluctuate in response to the performance of the underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund.

12

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the total return of its Class A shares for each of the last ten full calendar years. Class C shares and Class I shares have similar annual returns to Class A shares because they are invested in the same portfolio of securities; however, the returns for Class C shares and Class I shares are different from Class A shares because Class C shares and Class I shares have different expenses than Class A shares. The performance table shows average annual total returns for Class A, Class C and Class I shares and how their average annual returns compare over time with those of a broad-based market index and a supplemental index. Sales charges are reflected in the information shown in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 12.57% (quarter ended June 30, 2016), and the lowest return for a quarter was (19.81)% (quarter ended September 30, 2015). The Fund’s Class A shares year-to-date return as of September 30, 2024 was 7.58%.

Average Annual Total Returns
(for the periods ended December 31, 2023)

Class A	1 Year	5 Year	10 Year
Return Before Taxes	10.90%	4.32%	1.17%
Return After Taxes on Distributions	7.90%	2.02%	(1.30)%
Return After Taxes on Distributions and Sale of Fund Shares	6.37%	2.31%	(0.23)%
Class C
Return Before Taxes	15.51%	4.54%	0.92%
Class I
Return Before Taxes	16.71%	5.54%	1.92%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) [1]	5.53%	1.10%	1.81%
ICE BofA Merrill Lynch US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes) [1]	13.47%	5.24%	4.52%

[1]	The Fund has changed its primary benchmark from the ICE BofA Merrill Lynch US Cash Pay High Yield Index to the Bloomberg U.S. Aggregate Bond Index to comply with new regulatory requirements.

13

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: SMH Capital Advisors, LLC serves as the Fund’s sub-advisor.

Portfolio Managers: Dwayne Moyers, President, Chief Investment Officer and Senior Portfolio Manager of the Sub-Advisor and Lisa Haley, Vice President, Chief Compliance Officer, Chief Operations Officer and Assistant Portfolio Manager, serve as the Fund’s portfolio managers. Mr. Moyers and Ms. Haley are jointly and primarily responsible for managing the Fund. Mr. Moyers has served the Fund in this capacity since the Fund commenced operations in 2008. Ms. Haley has served the Fund in this capacity since 2023.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, and tax-deferred plans, such as an IRA or 401(k), and $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14

FUND SUMMARY: CATALYST/SMH TOTAL RETURN INCOME FUND

Investment Objective:

The Fund’s objective is income and capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 100 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 61 and Waivers of Up-Front Sales Charge on Class A Shares on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.01%	1.01%	1.01%
Acquired Fund Fees and Expenses[2]	1.35%	1.35%	1.35%
Total Annual Fund Operating Expenses	3.61%	4.36%	3.36%
Fee Waiver and/or Expense Reimbursement[3]	(0.68)%	(0.68)%	(0.68)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.93%	3.68%	2.68%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

[3]	The Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive management fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding brokerage costs; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.58%, 2.33% and 1.33% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2025. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the investment advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

15

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$854	$370	$271
3	$1,558	$1,260	$970
5	$2,282	$2,160	$1,692
10	$4,182	$4,463	$3,603

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 35% of the average value of its portfolio.

Principal Investment Strategies:

Normally, the Fund invests primarily in a broad range of income-producing securities. These include equity securities, such as dividend-paying common stocks and REITs and debt securities, such as interest-paying bonds and convertible bonds. The Fund may also invest in preferred stock, master limited partnerships (“MLPs”), and bank notes. The composition of the Fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions.

Generally, at least 30% of the Fund’s assets is invested in equity securities. Subject to the provisions of the Investment Company Act of 1940 (the “1940 Act”), the Fund may invest in other investment companies (“acquired funds”), including business development companies (“BDCs”) and other closed-end funds, and exchange-traded funds (“ETFs”). The Fund may invest in companies of any market capitalization but generally focuses on stocks with capitalization between $1 billion and $10 billion.

The Fund may invest up to 20% of its assets in equity securities of issuers domiciled outside the United States, including without limitation sponsored American Depositary Receipts (“ADRs”). The Fund may also invest up to 20% of its assets in debt securities of non-U.S. issuers.

In addition, the Fund may invest without limitation in lower quality, higher yielding debt securities (rated Ba or lower by Moody’s Investors Service or BB or lower by S&P Global Ratings or unrated but determined by the Fund’s sub-advisor, SMH Capital Advisors, LLC (the “Sub-Advisor”) to be of equivalent quality) also known as “junk bonds.” While there are no restrictions on maturity, the bonds in the Fund’s portfolio generally have an average maturity of less than ten years.

16

The Sub-Advisor seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments with yields above the market average and generally focuses on value-oriented securities – those with low price to sales, price to book and price to earnings ratios relative to their growth rates. Securities may be sold when the Sub-Advisor believes that they no longer represent relatively attractive investment opportunities.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Distribution Policy: The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – Catalyst/SMH Total Return Income Fund - Distribution Policy and Goals” section in the Fund’s Prospectus.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees.

17

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high-quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Convertible Securities Risk.  Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds,” that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Distribution Policy Risk. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Foreign Securities/Investments Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

18

Income Risk. Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Large Capitalization Stock Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Lower Quality Debt Risk. Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock or bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of a Fund.

19

Non-diversification Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

Smaller Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Underlying Fund Risk. Because the Fund may invest in other investment companies, including mutual funds, ETFs, closed-end funds or private funds, the value of your investment will fluctuate in response to the performance of the underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund.

Performance:

The bar chart and accompanying table shown below provides an indication of the risks of investing in the Fund. The bar chart shows the total return of its Class A shares for each of the last ten full calendar years. Class C and Class I shares have similar annual returns to Class A shares because they are invested in the same portfolio of securities; however, the returns for Class C and Class I shares are different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The performance table shows average annual total returns for Class A, Class C and Class I shares and how their average annual returns compare over time with those of a broad-based market index and a supplemental index. Sales charges are reflected in the information shown in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

20

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 17.82% (quarter ended June 30, 2020), and the lowest return for a quarter was (25.57)% (quarter ended March 31, 2020). The Fund’s Class A shares year-to-date return as of September 30, 2024 was 9.91%.

Average Annual Total Returns
(for the periods ended December 31, 2023)

	1 Year	5 Year	10 Year
Class A
Return Before Taxes	7.89%	8.07%	2.68%
Return After Taxes on Distributions	5.41%	6.04%	0.48%
Return After Taxes on Distributions and Sale of Fund Shares	4.56%	5.44%	1.03%
Class C
Return Before Taxes	13.62%	8.55%	2.52%
Class I
Return Before Taxes	14.08%	9.66%	3.54%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
ICE BofA High Yield U.S. Corporates Cash Pay Index (reflects no deduction for fees, expenses or taxes)	13.47%	5.24%	4.52%

21

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: SMH Capital Advisors, LLC serves as the Fund’s sub-advisor.

Portfolio Managers: Dwayne Moyers, President, Chief Investment Officer and Senior Portfolio Manager of the Sub-Advisor and Lisa Haley, Vice President, Chief Compliance Officer, Chief Operations Officer and Assistant Portfolio Manager, serve as the Fund’s portfolio managers. Mr. Moyers and Ms. Haley are jointly and primarily responsible for managing the Fund. Mr. Moyers has served the Fund in this capacity since the Fund commenced operations in 2008. Ms. Haley has served the Fund in this capacity since 2023.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, and tax-deferred plans, such as IRA or 401(k), and $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22

FUND SUMMARY: CATALYST/MAP GLOBAL BALANCED FUND

Investment Objective:

The Fund seeks total return, which consists of current income and capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 100 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 61 and Waivers of Up-Front Sales Charge on Class A Shares on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.12%	1.12%	1.12%
Total Annual Fund Operating Expenses	2.37%	3.12%	2.12%
Fee Waiver and/or Expense Reimbursement[2]	(1.15)%	(1.15)%	(1.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.22%	1.97%	0.97%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	The Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive management fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.22%, 1.97% and 0.97% for Class A, Class C shares and Class I shares, respectively, through October 31, 2025. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the investment advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

23

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$692	$200	$99
3	$1,168	$855	$553
5	$1,669	$1,535	$1,033
10	$3,043	$3,350	$2,361

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 30% of the average value of its portfolio.

Principal Investment Strategies:

Normally, the Fund invests primarily in a broad range of domestic and international, including emerging markets, fixed income and equity securities. These include debt securities, such as interest-paying bonds and convertible bonds and equity securities, such as dividend-paying common stocks. The Fund may also invest in preferred stocks and write covered calls on equities. The composition of the Fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. Under normal circumstances, the Fund invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. Fixed income securities include interest-paying bonds and convertible bonds. Equity securities include common stock, preferred stock and options on those securities.

The Fund may invest in the securities of companies with market capitalizations of $300 million or more and in the securities of companies of any credit quality. The Fund may invest its assets in equity securities of issuers domiciled outside the United States including, without limitation, sponsored American Depositary Receipts (“ADRs”). The Fund may also invest its assets in debt securities of non-U.S. issuers. The allocation of the Fund’s investments between domestic and foreign issuers will vary according to market conditions. However, under normal conditions, at least 40% of the Fund’s assets is in securities of issuers domiciled in at least three countries outside of the United States.

In addition, the Fund may invest without limitation in lower quality, higher yielding debt securities (rated Ba or lower by Moody’s Investors Service or BB or lower by S&P Global Ratings or unrated but determined by the Fund’s investment sub-advisor, Managed Asset Portfolios, LLC (the “Sub-Advisor”) to be of equivalent quality) also known as “junk bonds.” While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than ten years.

24

The Sub-Advisor seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments in securities using a bottom up process to identify temporarily out of favor securities that have an attractive valuation compared to the company’s net assets and earnings power. The Sub-Advisor also seeks securities where a catalyst may unlock the intrinsic value of the company. Securities are subsequently removed from the portfolio when the stock exceeds their estimated fair market value or when there is a change or deterioration at the company that cause the portfolio managers to believe the stock is no longer attractive relative to other investment opportunities.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees.

Convertible Securities Risk.  Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds,” that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

25

Emerging Markets Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Securities/Investments Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Income Risk. Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of fixed rate instruments held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities.

26

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Lower Quality Debt. Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock or bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Stock Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. If unhedged, the Fund’s written call options expose the Fund to potentially unlimited losses.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

Smaller Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

27

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the total return of its Class A shares for each of the last ten full calendar years. Although Class C and Class I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares are different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The performance table shows average annual total returns for Class A, Class C and Class I shares and how their average annual returns compare over time with those of a broad-based market index and supplemental indexes. Sales charges are reflected in the information shown in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 9.18% (quarter ended June 30, 2020), and the lowest return for a quarter was (14.22)% (quarter ended March 31, 2020). The Fund’s Class A shares year-to-date return as of September 30, 2024 was 7.91%.

Average Annual Total Returns
(for the periods ended December 31, 2023)

	1 Year	5 Year	10 Year
Class A
Return Before Taxes	(0.82)%	3.07%	3.04%
Return After Taxes on Distributions	(2.11)%	2.09%	1.99%
Return After Taxes on Distributions and Sale of Fund Shares	0.22%	2.21%	2.17%
Class C
Return Before Taxes	4.46%	3.54%	2.88%
	1 Year	5 Year	Since Inception (June 6, 2014)
Class I
Return Before Taxes	5.60%	4.58%	3.57%
MSCI ACWI Gross Index (reflects no deduction for fees, expenses or taxes)	22.81%	12.27%	8.48% (10 Year) 8.24% (Since 6/6/14)
MSCI ACWI Value Gross Index (reflects no deduction for fees, expenses or taxes)	12.68%	9.05%	6.23% (10 Year) 5.81% (Since 6/6/14)
50% ICE BofAML 1-3 Year/ 50% - MSCI ACWI Gross (reflects no deduction for fees, expenses or taxes)	14.05%	7.43%	5.34% (10 Year) 5.22% (Since 6/6/14)
50% MSCI ACWI Value/50% ML AAAA 1-3YR (reflects no deduction for fees, expenses or taxes)	9.21%	5.89%	4.25% (10 Year) 4.04% (Since 6/6/14)

28

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: Managed Asset Portfolios, LLC serves as the Fund’s sub-advisor.

Portfolio Managers: Michael Dzialo, President and Portfolio Manager of the Sub-Advisor, Peter Swan, International Portfolio Manager of the Sub-Advisor, Zachary Fellows, Portfolio Manager of the Sub-Advisor and Karen Culver, Portfolio Manager of the Sub-Advisor serve as the Fund’s portfolio managers. Messrs. Dzialo, Swan and Fellows, and Ms. Culver are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Dzialo and Swan have served the Fund in this capacity since the Fund commenced operations in 2011 and Ms. Culver has served the Fund in this capacity since 2012. Mr. Fellows has served the Fund in this capacity since 2024.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular and tax deferred plans, such as IRA and 401(k), and $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

29

FUND SUMMARY: CATALYST/CIFC SENIOR SECURED INCOME FUND (formerly Catalyst/CIFC Floating Rating Income Fund)

Investment Objective:

The Fund’s objective is current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 100 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 61 and Waivers of Up-Front Sales Charge on Class A Shares on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class C-1	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	1.00%[2]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.23%	0.23%	0.23%	0.23%
Acquired Fund Fees and Expenses[3]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.50%	2.25%	2.25%	1.25%
Fee Waiver and/or Expense Reimbursement[4]	(0.33)%	(0.33)%	(0.33)%	(0.33)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.17%	1.92%	1.92%	0.92%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

2.	The 1.00% maximum deferred sales charge on Class C-1 shares applies to shares sold within 12 months of purchase.

[3]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

4.	The Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive management fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.15%, 1.90%, 1.90% and 0.90% for Class A shares, Class C shares, Class C-1 shares and Class I shares, respectively, through October 31, 2025. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the investment advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

30

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class C-1	Class C-1	Class I
			(with redemption)	(no redemption)
1	$589	$195	$295	$195	$94
3	$896	$672	$672	$672	$364
5	$1,225	$1,175	$1,175	$1,175	$655
10	$2,154	$2,559	$2,559	$2,559	$1,482

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 103% of the average value of its portfolio.

Principal Investment Strategies:

In order to accomplish the Fund’s objective, the Fund invests in a portfolio composed mainly of senior secured corporate loans (sometimes referred to as “adjustable rate loans,” “floating rate loans” or “bank loans”). These loans hold a senior position in the capital structure and, at the time of purchase, are typically rated below investment grade. Such loans are considered to be speculative investments. The senior secured corporate loans in which the Fund invests generally are expected to bear interest at floating rate based on SOFR or such other alternative reference rate as has been adopted with respect to each loan in replacement of LIBOR. The Fund may invest in loans with financial maintenance covenants and loans that contain limited, if any, financial maintenance covenants that protect lenders (sometimes referred to as “covenant-lite” obligations). The Fund invests primarily in floating rate loans and other floating rate investments, but also may invest in other debt securities, including high yield securities (commonly referred to as “junk bonds”).

The Fund invests a majority of its assets in the securities of U.S. issuers, but may also invest in securities of non-U.S. issuers including, without limitation, securities issued by Canadian, U.K., and European corporations. The Fund has no restrictions on investment maturity. The Fund may invest in both the primary and secondary markets and may invest in secured corporate loans and other debt securities (which may be unsecured) made in connection with highly leveraged transactions, including but not limited to operating loans, leveraged buyout loans and bonds, and leveraged recapitalization loans and bonds. The Fund may also invest in debtor-in-possession loans (i.e., senior obligations issued in connection with restructuring proceedings).

31

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in senior secured debt instruments. Such debt instruments include: floating rate bonds; floating rate notes; floating rate debentures; tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and non-U.S. corporations or other business entities; and other investment companies (including exchange traded funds) (“ETFs”) that invest primarily in floating rate assets. The Fund considers the investments of the underlying funds when determining its compliance with this 80% policy. Asset-backed securities include collateralized loan obligations (“CLOs”). The Fund may invest in senior or subordinate tranches of a CLO or other structured product. The Fund may invest up to 20% of its total assets, measured at the time of purchase, in a combination of one or more of the following types of U.S. dollar denominated investments: senior or subordinated fixed rate debt instruments, including notes and bonds, whether secured or unsecured; short-term debt obligations, repurchase agreements and cash and cash equivalents that do not otherwise qualify as floating rate debt; and other investment companies including money market funds and ETFs (other than ETFs that invest primarily in floating rate assets). Additionally, the Fund may receive equity securities from capital restructurings related to the floating rate instruments in which it invests. The Fund may sell or hold the equity securities received incidental to these investments for a period of time depending on market conditions. The Fund’s portfolio may be focused on a limited number of industries, asset classes, countries or issuers.

In constructing the Fund’s portfolio, the Fund’s sub-advisor, CIFC Investment Management LLC (the “Sub-Advisor”), uses a bottom-up approach that seeks to identify instruments that it believes are either mispriced relative to their risk or have a likelihood of near-term price appreciation. In addition, the Sub-Advisor seeks opportunities that generate income and have profit potential while managing default risk. In its assessment of individual instruments, the Sub-Advisor utilizes a disciplined approach that focuses on credit fundamentals, relative value, and active risk management. The Sub-Advisor monitors the Fund’s investments on an ongoing basis and sells an investment when the value of the investment relative to its risk profile no longer meets the Sub-Advisor’s criteria for inclusion in the portfolio or when a more attractive investment becomes available.

The Sub-Advisor also may implement a hedging strategy, when deemed appropriate to reduce risk of loss, that utilizes short sales and derivative instruments, including futures contracts, options, swap contracts, and options on futures and swap contracts. In particular, the Fund may take short positions, or obtain short exposure through derivatives, in U.S. Treasury bonds.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

32

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Bank Loans Risk. The market for bank loans, also known as loans or corporate loans, of which senior secured loans are a type, may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Changing Fixed Income Market Conditions Risk. Future interest rate increases by the Federal Reserve could cause the value of any Fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

CLOs Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” of debt that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and exhaustion of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. Subordinate tranche investments involve greater risk of loss than more senior tranches. CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

33

“Covenant-lite” Obligations Risk. Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. As a result of its investments in covenant-lite obligations, the Fund may suffer increased losses, especially during a downturn in the credit cycle or changes in market conditions.

Credit Risk for Floating Rate Loans. Credit risk is the risk that the issuer of a loan or other instrument will not be able to make principal and interest payments when due, reducing the Fund’s total return. The value of the Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of the Fund’s investments can fall if the actual or perceived financial health of the borrowers or issuers of such investments deteriorates, whether because of broad economic or issuer-specific reasons. The Fund could lose money if the issuer of a loan or debt security defaults or fails to pay interest or principal when it is due or otherwise fails to honor its obligations. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. Senior loans and other floating rate instruments that are rated below investment grade are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt instruments have a higher priority than lower ranking (subordinated) debt instruments. This means that the issuer might not make payments on subordinated debt instruments while continuing to make payments on senior debt instruments. In the event an issuer fails to pay scheduled interest or principal payments on an investment held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by the Fund and likely lead to a decline in the net asset value of the Fund’s shares. Credit risk may be substantial for the Fund.

Debtor-In-Possession Loan Risks. Debtor-in-possession (DIP) loans can provide creditors with varying levels of protection, as they may carry super-priority repayment status, be secured by a lien on the borrower’s otherwise unencumbered assets, or be secured by a junior lien on the borrower’s encumbered assets. These financings are subject to the risk that the borrower will not emerge successfully from the bankruptcy/reorganization proceedings and will be forced to liquidate its assets. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP loan and any remaining unencumbered assets, which might be insufficient to repay the DIP loan in full.

Demand for Loans Risk. An increase in demand for loans may benefit the Fund by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the Fund and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s net asset value to decline.

34

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. In addition, Rule 18f-4 under the Investment Company Act of 1940, as amended, which governs the use of derivatives and certain related instruments (including non-standard settlement cycle securities, such as bank loans), provides that a transaction with a non-standard settlement cycle will be deemed not to involve a senior security provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. Compliance with Rule 18f-4 could have an adverse impact on the Fund’s performance and ability to implement its strategies. If more than a limited number of transactions with non-standard settlement cycles (including bank loans), settle later than 35 days of their trade date, such transactions could be deemed “derivatives transactions” for purposes of Rule 18f-4, requiring the Fund to adopt and implement a derivatives risk management program and apply a value-at-risk based limit to its use of derivatives transactions.

Equity Securities Incidental to Investments in Loans Risk. The value of equity securities held by the Fund may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value.

Focused Investment Risk. The Fund’s portfolio may be focused on a limited number of industries, asset classes, countries, or issuers. Investments focused on a limited number of industries, asset classes, countries, or issuers that are subject to the same or similar risk factors, and investments whose prices are closely correlated, are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.  The focus of the Fund’s portfolio in any issuers would subject the Fund to a greater degree of risk with respect to market price volatility or defaults by such issuers, and the focus of the portfolio in any one industry, asset class or country would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry, asset class, or country.

Foreign Securities/Investments Risk. The value of foreign investments is indirectly subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. To the extent investments are made in the instruments of issuers from a limited number of countries, events in those countries will have a more significant impact on the Fund. Foreign investments may have less liquid trading markets, extreme price volatility, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters.

35

Futures Contract Risk. The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk, which means that a small percentage of assets invested in futures contracts can have a disproportionately large impact; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures contracts can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Sub-Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures contracts do not pay dividends unlike the stocks upon which they are based.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative or other type of security to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.

Income Risk. Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of fixed rate instruments held by the Fund, will decline over short or even long periods of time due to rising interest rates. Fixed-rate bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities.

In addition, an economic downturn or period of rising interest rates could adversely affect the market of these instruments and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. The Fund’s floating rate loans are subject to potentially higher interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates such as the Secured Overnight Financing Rate (“SOFR”). A substantial increase in interest rates could have a material adverse effect on the performance of the Fund.

36

Junk Bond Risk. Lower-quality bonds and other debt including lower-quality loans, known generally as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default, illiquidity of the instrument, and changes in value based on public perception of the issuer. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price. The credit rating for these instruments could also be further downgraded after they are purchased by the Fund, which would reduce their value. The value of lower-quality investments often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality instruments can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price.

Limited Secondary Market for Floating Rate Loans Risk. There is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated inter-dealer or inter-bank resale market. Floating rate loans usually trade in large denominations. Trades can be infrequent and the market for floating rate loans may experience substantial volatility.

Liquidity for Floating Rate Loans Risk. Some instruments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid instruments may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss or be unable to sell an investment, thereby having the effect of decreasing the Fund’s overall level of liquidity.

Loan Risk. Investments in bank loans, also known as loans or corporate loans, of which senior loans are a type, may subject the Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods.

37

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular loans or other instruments in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. The success of the Fund’s investment activities will be affected by general economic and market conditions, as well as by changes in applicable laws, trade barriers, currency exchange controls, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency, and national and international political and socioeconomic circumstances in respect of the countries in which the Fund may invest.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. If unhedged, the Fund’s written calls expose the Fund to potentially unlimited losses.

Prepayment and Extension Risks for Floating Rate Loans. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Floating rate loans typically have no or limited call protection and may be prepaid partially or in full at certain times and, in certain circumstances, without penalty. If a floating rate loan is prepaid, the Fund may realize proceeds that are less than the value that had been assigned to the loan and/or may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid. Prepayment risk on fixed rate investments is the risk that principal on loans or other obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected, which may decrease the value of the obligation and prevent the Fund from investing expected repayment proceeds in instruments paying higher yields.

Senior Loan Risk. Senior bank loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads, and extended trade settlement periods may impair the Fund’s ability to sell senior loans within its desired time frame or at an acceptable price. Senior loans are generally less liquid than many other debt instruments and there may be less public information available about senior loans as compared to other debt instruments. Senior loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the senior loans. Certain senior loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

38

Short Selling Risk. The Fund’s use of short positions to eliminate or reduce risk exposure in the Fund’s long positions may not be successful and the Fund may lose money on its long positions. An increase in the value of a security over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Sub-Advisor will be able to close out the position at any particular time or at an acceptable price. The loss from a short position is potentially unlimited. The Fund’s use of short sales will likely result in the creation of leverage in the Fund.

Swaps Risk. The Fund may use swaps to enhance returns and manage risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

Turnover Rate Risk. A Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Underlying Fund Risk. Because the Fund may invest in other investment companies, including mutual funds, ETFs, closed-end funds or private funds, the value of your investment will fluctuate in response to the performance of the underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund.

Valuation of Loans Risk. The Fund values its assets daily. However, because the secondary market for floating rate loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market because there is less reliable, objective market value data available. In addition, if the Fund purchases a relatively large portion of a loan, the limitations of the secondary market may inhibit the Fund from selling a portion of the loan and reducing its exposure to a borrower when the Sub-Advisor deems it advisable to do so.

39

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the total return of its Class A shares for each of the last ten full calendar years. Although Class C, Class C-1 and Class I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of investments, the returns for Class C, Class C-1 and Class I shares are different from Class A shares because Class C, Class C-1 and Class I shares have different expenses than Class A shares. The performance table shows average annual total returns for Class A, Class C and Class I shares and how their average annual returns compare over time with those of a broad-based market index and a supplemental index. Sales charges are reflected in the information shown in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Prior to August 1, 2018, the Fund was managed by a different sub-advisor with different investment strategies and policies. The Fund’s past performance may have been different if the Fund were managed by the current Sub-Advisor and consequently the performance record may be less pertinent for investors considering whether to purchase shares of the Fund. The Fund’s investment strategies changed on November 1, 2020 to permit the Fund to use derivative instruments for hedging purposes.

Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 8.70% (quarter ended June 30, 2020), and the lowest return for a quarter was (11.08)% (quarter ended March 31, 2020). The Fund’s Class A shares year-to-date return as of September 30, 2024 was 6.43%.

40

Average Annual Total Returns
(for the periods ended December 31, 2023)

Class A	1 Year	5 Year	10 Year
Return Before Taxes	7.79%	4.26%	3.26%
Return After Taxes on Distributions	4.14%	2.10%	1.15%
Return After Taxes on Distributions and Sale of Fund Shares	4.50%	2.31%	1.49%
Class C
Return Before Taxes	12.18%	4.48%	2.98%
Class I
Return Before Taxes	13.27%	5.51%	4.02%
Class C-1	1- Year		Since Inception (11/1/2022)
Return Before Taxes	12.33%		11.94%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) [1]	5.53%	1.10%	1.81% (10 Year) 7.42% (Since 11/1/22)
S&P LSTA U.S. Leveraged Loan 100 Index (reflects no deduction for fees, expenses or taxes) [1]	5.53%	5.78%	4.00% (10 Year) 12.89% (Since 11/1/22)

[1]	The Fund has changed its primary benchmark from the S&P LSTA U.S. Leveraged Loan 100 Index to the Bloomberg U.S. Aggregate Bond Index to comply with new regulatory requirements.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: CIFC Investment Management LLC serves as the Fund’s sub-advisor.

Portfolio Managers: Stan Sokolowski (Senior Portfolio Manager, Managing Director and Deputy Chief Investment Officer of the Sub-Advisor), and Rick Lam (CFA, Managing Director, Senior Portfolio Manager and Head of Trading of the Sub-Advisor) serve as the Fund’s portfolio managers and are primarily and jointly responsible for the day-to-day management of the Fund. Mr. Sokolowski has served the Fund in this capacity since August 2018. Mr. Lam has served the Fund in this capacity since July 2023.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, and for tax-deferred plans such as an IRA or 401(k), and $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

41

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

42

FUND SUMMARY: CATALYST ENHANCED INCOME STRATEGY FUND

Investment Objective:

The Fund’s investment objective is current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 100 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 61 and Waiver of Up-Front Sales Charge on Class A Shares on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.33%	0.33%	0.33%
Interest Expense	0.03%	0.03%	0.03%
Remaining Other Expenses	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	2.08%	2.83%	1.83%
Fee Waiver and/or Expense Reimbursement [2]	(0.30)%	(0.30)%	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.78%	2.53%	1.53%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	The Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive management fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding brokerage costs; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.75%, 2.50% and 1.50% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2025. This agreement may be terminated by the Fund’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the investment advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

43

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$647	$256	$156
3	$1,068	$849	$546
5	$1,514	$1,467	$962
10	$2,748	$3,135	$2,123

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 13% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by primarily investing in agency and non-agency commercial and residential mortgage-backed securities (“MBS”) and other fixed income asset-backed securities, including securities backed by aircraft, automobiles, credit card receivables, and student loans.

The Fund does not limit its investments to a particular credit quality and may invest in distressed asset backed securities and other below investment grade securities (commonly referred to as “junk”) without limitation. Below investment grade securities are those rated below Baa3 by Moody’s Investor Services or equivalently by another nationally recognized statistical rating organization as well as non-rated securities. The MBS in which the Fund invests are generally liquid; in other words, they can be sold at approximately the current market value within 7 calendar days. The Fund may hold up to 15% of its net assets in illiquid investments. In managing the Fund’s investments, the Fund’s sub-advisor, Wynkoop, LLC (the “Sub-Advisor”), seeks to construct an investment portfolio with a weighted average maturity that ranges between 1 and 10 years and a weighted average effective duration that ranges between -9 and 9 years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The more sensitive a security is to changes in interest rates, the higher its volatility risk. For example, if a bond has a duration of 5 years, a 1% rise in rates would result in a 5% decline in share price. If a bond has a duration of 10 years, a 1% rise in interest rates would result in a 10% decline in share price. Unique to the residential MBS market are securities, such as interest-only securities, and related derivatives, that have “negative duration.” This means that the value of these instruments normally increases with higher interest rates, the opposite of most other debt instruments. This generally allows some portion of the portfolio’s market risk to be hedged with a purchase, rather than a short sale, and allows the portfolio to realize positive cash flows on the hedge as a result of interest received with respect to that security.

44

The Sub-Advisor determines the allocation of the Fund’s investments across the various fixed income asset classes based on market supply and which asset classes it views as offering the best risk-adjusted values in the marketplace at a given time. However, the Fund expects to focus its investments in agency and non-agency commercial and residential MBS and, under normal circumstances, invests over 25% of its assets in agency and non-agency commercial and residential MBS. In selecting individual securities for investment by the Fund, the Sub-Advisor selects securities that it believes offer the best risk/return opportunity based on its analyses of a variety of factors including collateral quality, duration, structure, excess interest, credit support, potential for greater upside and less downside, capture, liquidity, and market conditions and favors undervalued investments that produce consistent returns in most interest rate environments. The Sub-Advisor attempts to diversify geographically and among the servicing institutions that service or originate the MBS.

Distribution Policy. The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed and is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Liquidity Risk. Liquidity risk exists when particular commercial and residential MBS would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Asset-Backed and Mortgage-Backed Security Risk. When the Fund invests in asset-backed securities, mortgage-backed securities or CMOs, the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund. Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

45

Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency MBS.” Non-agency MBS generally are a greater credit risk than MBS issued by the U.S. government, and the market for non-agency MBS is smaller and may be less liquid that the market for government MBS.

Concentration Risk. The Fund may focus its investments to a particular type of securities. Economic, legislative or regulatory developments may occur that significantly affect those securities. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in that particular type of securities.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds,” that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Distribution Policy Risk. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the potential for increases in those rates, a heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Industry Concentration Risk. A fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

46

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. The maturity and effective duration of the Fund’s investment portfolio may vary materially from its target, from time to time, and there is no assurance that the maturity or effective duration of the Fund’s investment portfolio will not exceed its target. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Prepayment and Extension Risk. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected. Both prepayment and extension risks may impact the Fund’s profits and/or require it to pay higher yields than were expected.

Real Estate Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered “sub-prime” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity. Subprime mortgages are riskier and potentially less liquid than mortgage-backed securities.

47

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the total return of its Class A shares for each full calendar year since inception. Class C shares and Class I shares have similar annual returns to Class A shares because they are invested in the same portfolio of securities; however, the returns for Class C shares and Class I shares are different from Class A shares because Class C shares and Class I shares have different expenses than Class A shares. The performance table shows average annual total returns for Class A, Class C and Class I shares and how their average annual returns compare over time with those of a broad-based market index and a supplemental index. Sales charges are reflected in the information shown in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

The Fund’s returns in the first quarter of 2019 may not be achievable going forward as the Fund’s assets grow. The active trading strategy of the Fund had a significant impact on returns from launch date, especially when depicted as a percentage. The gains from individual trades had a magnified effect on NAV as a result of the small initial launch capital. As the assets grow, the denominator becomes larger and thus, individual trades do not necessarily have as much of an impact on returns. We continue to deploy our active trading approach, which seeks to take advantage of market inefficiencies and dislocations.

Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

48

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 11.47% (quarter ended March 31, 2019), and the lowest return for a quarter was (6.85)% (quarter ended March 31, 2020). The Fund’s Class A shares year-to-date return as of September 30, 2024 was 3.34%.

Average Annual Total Returns
(for the periods ended December 31, 2023)

	1 Year	5 Year	Since inception (12/31/18)
Class A
Return Before Taxes	(7.97)%	1.99%	1.99%
Return After Taxes on Distributions	(10.90)%	(0.47)%	(0.47)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.71)%	0.55%	0.55%
Class C
Return Before Taxes	(3.06)%	2.42%	2.42%
Class I
Return Before Taxes	(2.09)%	3.45%	3.45%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.10%
Bloomberg U.S. MBS Index (reflects no deduction for fees, expenses or taxes)	5.05%	0.25%	0.25%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

49

Sub-Advisor: Wynkoop, LLC is the Fund’s investment sub-advisor.

Portfolio Managers: Leland Abrams, Principal and Portfolio Manager of the Sub-Advisor, and Jui Chiew Tan, Portfolio Manager and Trading Analyst of the Sub-Advisor, serve as the Fund’s portfolio managers. Mr. Abrams is the Lead Portfolio Manager of the Fund. Mr. Abrams has served the Fund as a portfolio manager since 2018 and Mr. Tan has served the Fund as a portfolio manager since November 2019.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and tax-deferred plans, such as an IRA or 401(k), and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

50

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. If the Board decides to change a Fund’s investment objective, shareholders will be given 60 days’ advance notice.

Fund	Investment Objective
Catalyst Insider Income Fund	The Fund’s investment objective is current income.
Catalyst/SMH High Income Fund	The Fund investment objective is income with capital appreciation as a secondary objective.
Catalyst/SMH Total Return Income Fund	The Fund investment objective is income and capital appreciation.
Catalyst/MAP Global Balanced Fund	The Fund investment objective is total return, which consists of current income and capital appreciation.
Catalyst/CIFC Senior Secured Income Fund (formerly, Catalyst/CIFC Floating Rate Income Fund)	The Fund’s investment objective is current income.
Catalyst Enhanced Income Strategy Fund	The Fund’s investment objective is current income.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies are discussed below and in the Summary Section for the Fund and are the strategies that the Advisor and/or sub-advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that each Fund may use other non-principal strategies and invest in other instruments not described in this prospectus, but are disclosed in detail in the Funds’ Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-866-447-4228 or visit the Funds’ website at www.CatalystMF.com.

Catalyst Insider Income Fund

The Fund seeks to achieve its investment objective by investing primarily in short-term U.S. corporate bonds issued by companies, including real estate investment trusts (“REITs”), whose executives are purchasing shares of the company’s common stock. The Fund may invest in corporate bonds, including convertible bonds, of any credit quality (including “junk” bonds), effective maturity or average modified duration, but intends to hold a majority of the portfolio in investment grade corporate bonds (rated BBB or higher by S&P Global Ratings or the equivalent by another nationally recognized statistical ratings organization) with an average effective maturity of less than four years and an average duration of less than three and a half.

The Advisor uses public information that is filed with the SEC on corporate insider buying activity for its investment decisions. The Advisor’s research and quantitative back-testing of

51

insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can substantially reduce the likelihood of bankruptcy. The underlying thesis is that corporate insiders know more about the prospects of the company than anybody else and would not take a stake in the equity of their company if the company were in jeopardy of declaring bankruptcy.

The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select what the Advisor believes to be the most significant insider buying signals – the signals that are historically associated with companies that have avoided bankruptcy. Corporate bonds meeting the insider activity screen criterion are analyzed and selected in an attempt to establish a portfolio with the target credit quality, duration, maturity and SEC yield. The Advisor generally intends to hold bonds to maturity but positions may be sold if insider trading trends reverse in a manner the Advisor believes to be significant or if the Advisor believes the bonds no longer offer favorable risk-adjusted return potential. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Catalyst/SMH High Income Fund

The Fund invests in a non-diversified group of low-quality, high yield corporate bonds and convertible securities. The Fund may invest without limitation in non-investment grade corporate bonds rated Baa or lower by Moody’s or BBB or lower by S&P (also known as “junk” bonds). The Fund may also invest in corporate issues that have defaulted. Because of their low credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume. While there are no restrictions on maturity, the bonds in the Fund’s portfolio generally have an average maturity of less than ten years. The Fund seeks capital appreciation from selling securities above the purchase price. Bonds may appreciate in value through an improvement in credit quality, among other reasons.

To select the securities in which to invest, SMH Capital Advisors, LLC, the Fund’s sub-advisor (the “Sub-Advisor”), conducts fundamental credit research on each issuer. Securities may be sold when the Sub-Advisor believes that they no longer represent relatively attractive investment opportunities.

The Fund invests primarily in, and chooses its investments from, the following types of securities:

●	Corporate debt. Debt obligations (usually called bonds) are loans by an investor to a corporation. They usually have a set interest rate and term.

●	Preferred stocks. Preferred stock is corporate stock that pays set dividends to its holders. Preferred stock has a superior claim on the issuer’s income and assets relative to common stock but a lower claim on assets than corporate bondholders.

52

●	Convertible securities. Bonds or preferred stocks which are convertible into, or exchangeable for, common stocks.

In addition, the Fund may also invest in other investment companies to the extent permitted by federal law and any exemptions granted to the Fund by the SEC.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Catalyst/SMH Total Return Income Fund

Normally, the Fund invests primarily in a broad range of income-producing securities. These include equity securities, such as dividend-paying common stocks and real estate investment trusts (“REITs”) and debt securities, such as interest-paying bonds and convertible bonds. The Fund may also invest in preferred stock, master limited partnerships and bank notes. The composition of the Fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions.

Generally, at least 30% of the Fund’s assets is invested in equity securities. Subject to the provisions of the 1940 Act and any applicable exemptive orders, the Fund may invest in other investment companies, including business development companies (“BDCs”) and other closed-end funds, and exchange-traded funds (“ETFs”). The Fund may invest in companies of any market capitalization but generally focuses on stocks with capitalization between $1 billion and $10 billion.

The Fund may invest up to 20% of its total assets in equity securities of issuers domiciled outside the United States, including without limitation sponsored American Depositary Receipts (“ADRs”). The place of domicile of an issuer is not always clear. The determination of domicile may be based on many factors, such as the company’s country of incorporation, country of headquarter offices, primary exchange, geographic sources of revenue, and geographic location of assets. Domicile is determined at the time of investment. The Fund may also invest up to 20% of its assets in debt securities of non-U.S. issuers.

In addition, the Fund may invest without limitation in lower quality, higher yielding debt securities (rated Ba or lower by Moody’s Investors Service or BB or lower by S&P Global Ratings or unrated but determined by the Fund’s sub-advisor, SMH Capital Advisors, LLC (the “Sub-Advisor”) to be of equivalent quality), also known as “junk bonds.” While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than ten years.

The Sub-Advisor seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments with yields above the market average and generally focuses on value-oriented securities – those with low price to sales, price to book and price to earnings ratios relative to their growth rates. Securities may be sold when the Sub-Advisor believes that they no longer represent relatively attractive investment opportunities.

53

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Distribution Policy and Goals:

The Fund’s distribution policy is to make twelve monthly distributions to shareholders. All income will be distributed monthly regardless of whether such income will be treated as return of capital.

The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) monthly as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned) annually. In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax cost (“or “tax basis”) in the shares.

Returns of capital reduce a shareholder’s tax basis. Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund provides a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment is accompanied by a written statement which discloses the estimated source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund provides disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Catalyst/MAP Global Balanced Fund

Normally, the Fund invests primarily in a broad range of domestic and international, including emerging markets, fixed income and equity securities. These include debt securities, such as interest-paying bonds and convertible bonds and equity securities, such as dividend-paying common stocks. The Fund may also invest in preferred stocks and write covered calls on equities. The composition of the Fund’s investments in equity, debt and cash or money market instruments

54

may vary substantially depending on various factors, including market conditions. Under normal circumstances, the Fund invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. Fixed income securities include interest-paying bonds and convertible bonds. Equity securities include common stock, preferred stock and options on those securities.

The Fund may invest in the securities of companies with market capitalizations of $300 million or more and in the securities of companies of any credit quality. The Fund may invest its assets in equity securities of issuers domiciled outside the United States, including without limitation sponsored ADRs. The Fund may also invest its assets in debt securities of non-U.S. issuers. The allocation of the Fund’s investments between domestic and foreign issuers will vary according to market conditions. However, under normal conditions, a majority of the Fund’s investments will be in securities of issuers domiciled in at least three countries outside of the United States.

The place of domicile of an issuer is not always clear. The determination of domicile may be based on many factors, such as the company’s country of incorporation, country of headquarter offices, primary exchange, geographic sources of revenue, and geographic location of assets. Domicile is determined at the time of investment.

In addition, the Fund may invest without limitation in lower quality, higher yielding debt securities (rated Ba or lower by Moody’s Investors Service or BB or lower by S&P Global Ratings or unrated but determined by the Fund’s sub-advisor, Managed Asset Portfolios, LLC (the “Sub-Advisor”), to be of equivalent quality) also known as “junk bonds.” While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than ten years.

The Sub-Advisor seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments in securities using a bottom-up process to identify temporarily out of favor securities that have an attractive valuation compared to the company’s net assets and earnings power. The Sub-Advisor also seeks securities where a catalyst may unlock the intrinsic value of the company. Securities are subsequently removed from the portfolio when the stock exceeds their estimated fair market value or when there is a change or deterioration at the company that cause the portfolio managers to believe the stock is no longer attractive relative to other investment opportunities.

Catalyst/CIFC Senior Secured Income Fund

In order to accomplish the Fund’s objectives, the Fund invests in a portfolio composed mainly of senior secured corporate loans (sometimes referred to as “adjustable rate loans,” “floating rate loans” or “bank loans”). These loans hold a senior position in the capital structure and, at the time of purchase, are typically rated below investment grade. Such loans are considered to be speculative investments. The senior secured corporate loans in which the Fund invests generally are expected to bear interest at floating rate based on Secured Overnight Financing Rate (“SOFR”) or such other alternative reference rate as has been adopted with respect to each loan in replacement of LIBOR. The Fund may invest in loans with financial maintenance covenants (e.g., covenants that require the obligor to maintain debt service or other financial ratios or contain

55

common restrictions on the ability of the obligor to significantly change its operations or enter into transactions that could affect its ability to repay such loans) and loans that contain limited, if any, financial maintenance covenants that protect lenders (sometimes referred to as “covenant-lite” obligations). The Fund invests primarily in floating rate loans and other floating rate investments, but also may invest in other debt securities, including high yield securities (commonly referred to as “junk bonds”).

The Fund invests a majority of its assets in the securities of U.S. issuers, but may also invest in securities of non-U.S. issuers including, without limitation, securities issued by Canadian, U.K., and European corporations. The Fund has no restrictions on investment maturity. The Fund may invest in both the primary and secondary markets and may invest in secured corporate loans and other debt securities (which may be unsecured) made in connection with highly leveraged transactions, including but not limited to operating loans, leveraged buyout loans and bonds, and leveraged recapitalization loans and bonds. The Fund may also invest in debtor-in-possession loans (i.e., senior obligations issued in connection with restructuring proceedings).

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in senior secured debt instruments. Such debt instruments include: floating rate bonds; floating rate notes; floating rate debentures; tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and non-U.S. corporations or other business entities; and other investment companies (including exchange traded funds) (“ETFs”) that invest primarily in floating rate assets. If the Board of Trustees decides to change this 80% policy, shareholders will be given 60 days’ advance notice. Asset-backed securities include collateralized loan obligations (“CLOs”). CLOs are securities collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Fund may invest in senior or subordinate tranches of a CLO or other structured product. The Fund considers the investments of the underlying funds when determining its compliance with its 80% policy. The Fund’s 80% policy is a non-fundamental policy of the Fund and may be changed upon 60 days’ notice to shareholders of the Fund.

The Fund may invest up to 20% of its total assets, measured at the time of purchase, in a combination of one or more of the following types of U.S. dollar denominated investments: senior or subordinated fixed rate debt instruments, including notes and bonds, whether secured or unsecured; and short-term debt obligations, repurchase agreements, cash and cash equivalents that do not otherwise qualify as floating rate debt; and other investment companies, including money market funds and ETFs (other than ETFs that invest primarily in floating rate assets), to the extent permitted under the 1940 Act. Additionally, the Fund may receive equity securities from capital restructurings related to the floating rate instruments in which it invests. The Fund may sell or hold the equity securities received incidental to these investments for a period of time depending on market conditions. The Fund’s portfolio may be focused on a limited number of industries, asset classes, countries or issuers.

In constructing the Fund’s portfolio, the Fund’s sub-advisor, CIFC Investment Management LLC (the “Sub-Advisor”), uses a bottom-up approach that seeks to identify instruments that it believes are either mispriced relative to their risk or have a likelihood of near-

56

term price appreciation. In addition, the Sub-Advisor seeks opportunities that generate income and have profit potential while managing default risk. In its assessment of individual instruments, the Sub-Advisor utilizes a disciplined approach that focuses on credit fundamentals, relative value, and active risk management.  The Sub-Advisor may consider characteristics with respect to a potential investment including cash flows, collateral, structural considerations, management team, operational and legal risk, and industry trends, among others. The Sub-Advisor monitors the Fund’s investments on an ongoing basis and will sell an investment when the value of the investment relative to its risk profile no longer meets the Sub-Advisor’s criteria for inclusion in the portfolio or when a more attractive investment becomes available.

The Sub-Advisor also may implement a hedging strategy, when deemed appropriate to reduce risk of loss, that utilizes short sales and derivative instruments, including futures contracts, options, swap contracts, and options on futures and swap contracts. In particular, the Fund may take short positions, or obtain short exposure through derivatives, in U.S. Treasury bonds.

Catalyst Enhanced Income Strategy Fund

The Fund seeks to achieve its investment objective by primarily investing in agency and non-agency commercial and residential MBS and other fixed income asset-backed securities, including securities backed by aircraft, automobiles, credit card receivables, and student loans.

The Fund does not limit its investments to a particular credit quality and may invest in distressed asset backed securities and other below investment grade securities (commonly referred to as “junk”) without limitation. Below investment grade securities are those rated below Baa3 by Moody’s Investor Services or equivalently by another nationally recognized statistical rating organization as well as non-rated securities. The MBS in which the Fund invests are generally liquid, in other words, can be sold at approximately the current market value within 7 calendar days. The Fund may hold up to 15% of its net assets in illiquid investments. In managing the Fund’s investments, the Fund’s sub-advisor, Wynkoop, LLC (the “Sub-Advisor”) seeks to construct an investment portfolio with a weighted average maturity that ranges between 1 and 10 years and a weighted average effective duration that ranges between -9 and 9 years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The more sensitive a security is to changes in interest rates, the higher its volatility risk. For example, if a bond has a duration of 5 years, a 1% rise in rates would result in a 5% decline in share price. If a bond has a duration of 10 years, a 1% rise in interest rates would result in a 10% decline in share price. Unique to the residential MBS market are securities, such as interest-only securities, and related derivatives, that have “negative duration.” This means that the value of these instruments normally increase with higher interest rates, the opposite of most other debt instruments. This generally allows some portion of the portfolio’s market risk to be hedged with a purchase, rather than a short sale, and allows the portfolio to realize positive cash flows on the hedge as a result of interest received with respect to that security.

The Sub-Advisor determines the allocation of the Fund’s investments across the various fixed income asset classes based on market supply and which asset classes it views as offering the

57

best risk-adjusted values in the marketplace at a given time. However, the Fund expects to focus its investments in agency and non-agency commercial and residential MBS and, under normal circumstances, invests over 25% of its assets in agency and non-agency commercial and residential MBS. In selecting individual securities for investment by the Fund, the Sub-Advisor selects securities that it believes offer the best risk/return opportunity based on its analyses of a variety of factors including collateral quality, duration, structure, excess interest, credit support, potential for greater upside and less downside, capture, liquidity, and market conditions and favors undervalued investments that produce consistent returns in most interest rate environments. The Sub-Advisor attempts to diversify geographically and among the servicing institutions that service or originate the MBS.

Distribution Policy and Goals

The Fund’s distribution policy is to make monthly distributions to shareholders. All income will be distributed monthly regardless of whether such income will be treated as return of capital. The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) monthly as well as substantially all of its net capital gains (that is, long term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned) annually. In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax cost (or “tax basis”) in the shares. Returns of capital reduce a shareholder’s tax basis. Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund provides a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment is accompanied by a written statement which discloses the estimated source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund provides disclosures, with each monthly distribution, that estimate the percentages of the current and year to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Temporary Defensive Positions

From time to time, each Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse

58

market, economic, political, or other conditions. For example, a Fund may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Manager-of-Managers Order (Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst/CIFC Senior Secured Income Fund and Catalyst Enhanced Income Strategy Fund)

The Trust and the Advisor have obtained an exemptive order (the “Order”) from the SEC that permits the Advisor, with the Board’s approval, to enter into sub-advisory agreements with one or more sub-advisors without obtaining shareholder approval. The Order permits the Advisor, subject to the approval of the Board, to replace Sub-Advisors or amend sub-advisory agreements, including fees, without shareholder approval whenever the Advisor and the Board believe such action will benefit the relevant Fund and its shareholders.

NON-PRINCIPAL INVESTMENT STRATEGY

In addition to the principal investment strategies discussed above, the Funds may invest in other registered and unregistered investment companies, including affiliated funds.

PRINCIPAL AND NON-PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where a Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in a Fund is not a complete investment program.

The table below identifies each Fund’s principal risks and non-principal risks.

Key:

Principal Risk: ●

Non-Principal Risk: ○

Not Applicable: n/a

	Insider Income	High Income	Total Return Income	Global Balanced	Senior Secured Income	Enhanced Income Strategy
ADR Currency Risk	○	○	○	○	○	○
ADRs Risk	○	○	●	●	○	○

59

	Insider Income	High Income	Total Return Income	Global Balanced	Senior Secured Income	Enhanced Income Strategy
Affiliated Investment Company Risk	○	○	○	○	○	○
Allocation Risk	○	○	○	○	○	○
Asset-Backed and Mortgage-Backed Securities Risk	○	○	○	○	○	●
Bank Loans Risk	○	○	○	○	●	○
Basic Materials Industry Risk	○	○	○	○	○	○
Business Development Companies (“BDC”) Risk	○	○	●	○	○	○
Call Options Risk	○	○	○	○	○	○
Capacity Risk	○	○	○	○	○	○
Cash and Cash Equivalents Risk	○	○	○	○	○	○
Changing Fixed Income Market Conditions Risk	○	○	○	○	●	○
CLOs Risk	○	○	○	○	●	○
Collateralized Bond Obligation Risk	○	○	○	○	○	○
Commodity Risk	○	○	○	○	○	○
Concentration Risk	○	○	○	○	○	●
Conflict of Interest – Advisors/Sub-Advisors Risk	○	○	○	○	○	○
Conflict of Interest – Portfolio Manager Risk	○	○	○	○	○	○
Consumer Discretionary Sector Risk	○	○	○	○	○	○
Convertible Securities Risk	●	●	●	●	○	○
Counterparty Risk	○	○	○	○	●	○
“Covenant-lite” Obligations Risk	○	○	○	○	●	○
Credit Default Swap Risk	○	○	○	○	○	○
Credit Risk	●	●	●	●	○	●
Credit Risk for Floating Rate Loans	○	○	○	○	●	○
Currency Risk	○	○	○	○	○	○
Debtor-In-Possession Loan Risk	○	○	○	○	●	○
Demand for Loans Risk	○	○	○	○	●	○
Derivatives Risk	○	○	○	○	●	○

60

	Insider Income	High Income	Total Return Income	Global Balanced	Senior Secured Income	Enhanced Income Strategy
Distribution Policy Risk	○	○	●	○	○	●
Dividend Yield Risk	○	○	○	○	○	○
Duration Risk	○	○	○	○	○	●
Emerging Markets Risk	○	○	○	●	○	○
Energy and Infrastructure Industry Risk	○	○	○	○	○	○
Energy Sector Risk	○	○	○	○	○	○
Equity Securities Incidental to Investments in Loans Risk	○	○	○	○	●	○
Equity Security Risk	○	○	●	●	○	○
Exchange Traded Notes Risk	○	○	○	○	○	○
Financials Sector Risk	●	○	○	○	○	○
Fixed Income Risk	●	○	○	●	○	●
Focused Investment Risk	○	○	○	○	●	○
Foreign Currency Risk	○	○	○	○	○	○
Foreign Exchanges Risk	○	○	○	○	○	○
Foreign Securities/ Investments Risk	○	○	●	●	●	○
Forwards Risk	○	○	○	○	○	○
Futures Contract Risk	○	○	○	○	●	○
Geographic Concentration Risk	○	○	○	○	○	○
Growth Stock Risk	○	○	○	○	○	○
Healthcare Sector Risk	○	○	○	○	○	○
Hedging Risk	○	○	○	○	●	○
Income Risk	○	●	●	●	●	○
Index-Linked Derivative Securities Risk	○	○	○	○	○	○
Industrials Sector Risk	○	○	○	○	○	○
Industry Concentration Risk	○	○	○	○	○	●
Inflation-Indexed Bond Risk	○	○	○	○	○	○
Inflation Protected Securities Risk	○	○	○	○	○	○
Interest Rate Risk	●	●	●	●	●	●
Inverse ETF and ETN Risk	○	○	○	○	○	○

61

	Insider Income	High Income	Total Return Income	Global Balanced	Senior Secured Income	Enhanced Income Strategy
Investment Model Risk	○	○	○	○	○	○
Investment Style Risk	○	○	○	○	○	○
Issuer Specific Risk	○	○	○	○	○	○
Junk Bond Risk	●	●	●	●	●	●
Large Capitalization Stock Risk	○	○	●	○	○	n/a
Leverage Risk	○	○	○	○	○	○
Leveraged ETF Risk	○	○	○	○	○	○
Limited Secondary Market for Floating Rate Loan Funds Risk	○	○	○	○	●	○
Liquidity Risk	○	○	○	○	○	●
Liquidity for Floating Rate Loans Risk	○	○	○	○	●	○
Litigation Risk	○	○	○	○	○	○
Loan Risk	○	○	○	○	●	○
Lower Quality Debt Risk	○	●	●	●	○	○
Machinery and Electrical Equipment Industry Risk	○	○	○	○	○	○
Management Risk	●	●	●	●	●	●
Market Risk	●	●	●	●	●	●
Market Volatility-Linked ETFs Risk	○	○	○	○	○	○
Medium (Mid) Capitalization Stock Risk	○	○	○	●	○	○
Micro Capitalization Risk	○	○	○	○	○	○
MLP and MLP-Related Securities Risk	○	○	●	○	○	○
Municipal Bond Risk	○	○	○	○	○	○
Non-diversification Risk	●	●	●	n/a	n/a	n/a
Options Market Risk	○	○	○	○	○	○
Options Risk	○	○	○	●	●	○
OTC Trading Risk	○	○	○	○	○	○
Preferred Stock Risk	○	○	○	○	○	○
Prepayment and Extension Risk	○	○	○	○	○	●
Prepayment and Extension Risks for Floating Rate Loans	○	○	○	○	●	○

62

	Insider Income	High Income	Total Return Income	Global Balanced	Senior Secured Income	Enhanced Income Strategy
Real Estate and REIT Risk	●	○	●	○	○	○
Real Estate Risk	○	○	○	○	○	●
Regulatory Risk	○	○	○	○	○	○
Repurchase and Reverse Repurchase Agreements Risk	○	○	○	○	○	○
Restricted Securities Risk	○	○	○	○	○	○
Risk Management Risk	○	○	○	○	○	○
Sector Exposure Risk	●	○	○	○	○	○
Security Risk	●	●	●	●	○	●
Senior Loan Risk	○	○	○	○	●	○
Short Selling Risk	○	○	○	○	●	○
Smaller Capitalization Stock Risk	○	○	●	●	○	○
Sovereign Debt Risk	○	○	○	○	○	○
Structured Note Risk	○	○	○	○	○	○
Sub-Prime Mortgage Risk	○	○	○	○	○	●
Swaps Risk	○	○	○	○	●	○
TBA Securities Risk	○	○	○	○	○	○
Technology Sector Risk	○	○	○	○	○	○
Tracking Risk of ETFs	○	○	○	○	○	○
Turnover Rate Risk	○	○	○	○	●	○
Underlying Fund Risk	○	●	●	○	●	○
U.S. Agency Securities Risk	○	○	○	○	○	○
U.S. Government Obligations Risk	○	○	○	○	○	○
Utilities Sector Risk	○	○	○	○	○	○
Valuation of Loans Risks	○	○	○	○	●	○
Volatility ETN Risk	○	○	○	○	○	○
Volatility Risk	○	○	○	○	○	○

ADR Currency Risk. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an ADR for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR and the local currency of the foreign company stock. Although an ADR is priced in the U.S. dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore,

63

even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the U.S. dollar declines, the ADR price would decline by a similar measure.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, a Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Affiliated Investment Company Risk. The Funds may invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating a Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an affiliated underlying fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate a Fund’s assets to those affiliated underlying funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated underlying funds.

Allocation Risk. If a Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Asset-Backed and Mortgage-Backed Security Risk. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of a Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for a Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend on the ability of the Advisor or Sub-Advisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The more senior security classes are generally entitled

64

to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to pay all investors.

Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.   Similarly, asset backed securities may be secured by pools of loans, such as student loans, automobile loans, equipment leases, and credit card receivables. The credit risk on such securities is affected by borrowers or lessees defaulting on their payments. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors.

Mortgage-backed securities and collateralized mortgage obligations are subject to credit risk because underlying loan borrowers may default. Mortgage-backed securities’ and collateralized mortgage obligations’ default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Advisor’s and/or Sub-Advisor’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. Additionally, mortgage-backed securities and collateralized mortgage obligations are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or lower rates than expected. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. An increased rate of prepayments on a Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. During periods of declining interest rates, prepayment rates usually increases and a Fund may have to reinvest prepayment proceeds at a lower interest rate. Collateralized mortgage obligations may be less susceptible to this risk because payment priorities within the collateralized mortgage obligations may have the effect of a prepayment lock out period.

Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in certain years. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which a Fund may invest could negatively impact the value of the Fund’s investments. To the extent a Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, that Fund may be more susceptible to risk factors affecting such types of securities. The liquidity of these assets may decrease over time.

65

Bank Loans Risk. The market for bank loans, also known as loans or corporate loans, of which senior secured loans are a type, may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Basic Materials Industry Risk. To the extent that a Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by a Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

Call Options Risk.  There are risks associated with the sale and purchase of call options.  As the seller (writer) of a covered call option, a Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  A Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as

66

ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, a Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

Capacity Risk. The markets and investments in which a Fund invests may, at times, be limited. Under such conditions, the execution of the Fund’s strategy may be affected and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell investments at favorable market prices.

Cash and Cash Equivalents Risk. At any time, a Fund may have significant investments in cash and cash equivalents. When a substantial portion of a portfolio is held in cash and cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Changing Fixed Income Market Conditions Risk. Future interest rate increases by the Federal Reserve could cause the value of any Fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

CLOs Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” of debt that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and exhaustion of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which a Fund invests. Subordinate tranche investments involve greater risk of loss than more senior tranches. CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

67

Commodity Risk. A Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Concentration Risk. A Fund may focus its investments to a particular type of securities. Economic, legislative or regulatory developments may occur that significantly affect those securities. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in that particular type of securities.

Conflict of Interest - Advisors/Sub-Advisors Risk. The Advisor, Sub-Advisors, and individuals associated with the Advisor and Sub-Advisors may receive compensation and/or have other arrangements that may be in conflict to the interests of a Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who advise multiple funds are presented with the following potential conflicts:

●	Advising multiple accounts may result in a portfolio manager devoting unequal time and attention to each account. Advising multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

●	With respect to securities transactions for the Funds, the Advisor or Sub-Advisors determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

●	The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based advisory fee. Advising personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ code of ethics will adequately address such conflicts. One of a portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because a portfolio manager’s compensation is indirectly linked to the sale of Fund shares, the portfolio manager may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

●	The Advisor and each Sub-Advisor have adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts.

68

Nevertheless, advising personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible securities are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible securities are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise.  If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible securities may also be subject to prepayment or redemption risk. If a convertible securities is called for redemption, the Funds will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Funds. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible security’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by a Fund or by a special purpose or structured vehicle in which a Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. A Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that a Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

69

“Covenant-lite” Obligations Risk. Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. As a result of its investments in covenant-lite obligations, a Fund may suffer increased losses, especially during a downturn in the credit cycle or changes in market conditions.

Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that an issuer of a debt instrument will fail to pay principal and interest in a timely manner, reducing a Fund’s total return. The Funds may invest in high-yield, high-risk securities commonly called “junk bonds,” that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Credit risk may be substantial for a Fund. The price of a fixed income security tends to drop if the rating of the underlying issuer drops and the probability of the failure to pay principal and interest increases.

Credit Risk for Floating Rate Loans. Credit risk is the risk that the issuer of a loan or other instrument will not be able to make principal and interest payments on its outstanding debt obligations when due or otherwise will default on its obligations to a Fund and/or that the guarantors or other sources of credit support for such persons will not satisfy their obligations. The value of a Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of a Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by a Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by the Fund and likely lead to a decline in the net asset value of the Fund’s shares.

A Fund generally invests in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and

70

secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal a Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, a Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, a Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a Fund’s rights to the collateral.

The floating rate debt in which a Fund invests is generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by Standard & Poor’s Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. A Fund’s investments in lower than investment-grade floating rate loans will generally be rated at the time of purchase between “B3” and “Ba1” by Moody’s, “B-” and “BB+” by S&P or, if not rated, would be of similar credit quality. Investment decisions for a Fund will be based largely on the credit analysis performed by the sub-adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund has taken a position, or in which a Fund’s investments are denominated, will decline in value. Derivative transactions in foreign currencies (such as futures, forwards, options, and swaps) are also subject to currency risk. Some currencies are illiquid, and a Fund may not be able to convert them into U.S. dollars or may only be able to do so at an unfavorable exchange rate. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in

71

one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. A Fund may also take short positions, through derivatives, if the Advisor or Sub-Advisor believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Debtor-In-Possession Loan Risks. Debtor-in-possession (DIP) loans can provide creditors with varying levels of protection, as they may carry super-priority repayment status, be secured by a lien on the borrower’s otherwise unencumbered assets, or be secured by a junior lien on the borrower’s encumbered assets. These financings are subject to the risk that the borrower will not emerge successfully from the bankruptcy/reorganization proceedings and will be forced to liquidate its assets. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP loan and any remaining unencumbered assets, which might be insufficient to repay the DIP loan in full. In addition, companies in bankruptcy may also be undergoing significant financial and operational changes that may cause their financial performance to have elevated levels of volatility. DIP financings may involve payment-in-kind interest or principal interest payments, and a Fund may receive securities of a reorganized issuer (e.g., common stock, preferred stock, warrants) in return for its investment, which may include illiquid investments and investments that are difficult to value.

Demand for Loans Risk. An increase in demand for loans may benefit a Fund by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the Fund and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in a Fund’s portfolio, which could cause the Fund’s net asset value to decline. There can be no assurance that the size of the loan market, and the number of participants, will remain at current levels.

Derivatives Risk. A Fund may use derivatives to enhance returns or hedge against market declines. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and

72

(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that investments in derivatives will be “notionally funded” - that is, their nominal trading level will exceed the cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk: Although it is anticipated that the derivatives traded by a Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing a Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission (“CFTC”), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order the liquidation or trading of open positions only.

Distribution Policy Risk. A Fund may, at the discretion of management, target a specific level of monthly distributions from time to time. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders receiving periodic payments from a Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Funds will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the

73

Funds may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

Dividend Yield Risk. While a Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. A portfolio with a longer average portfolio duration may be more sensitive to interest rate changes. Rising interest rates post a heightened risk to a Fund whose portfolio includes longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Emerging Markets Risk. A Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of a Fund’s investment strategy. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. A Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, a Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Energy and Infrastructure Industry Risk. Companies in the energy and infrastructure industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry. These risks include, but are not limited to, commodity price

74

volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters.

Energy Sector Risk. Risks of energy related securities include the risks that a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy related securities. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy related securities may be adversely affected if an MLP, or the companies to whom it provides the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy related securities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy related securities. energy related securities are also subject to risks that are specific to the industry they serve. Energy related entities that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Equity Securities Incidental to Investments in Loans Risk. The value of equity securities in which a Fund invests may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in a Fund’s net asset value. A Fund may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information a fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

75

Exchange Traded Notes Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Fixed Income Risk. When a Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by a Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by a Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Focused Investment Risk. A Fund’s portfolio may be focused on a limited number of industries, asset classes, countries, or issuers/obligors. Investments focused in a limited number of industries, asset classes, countries, or issuers that are subject to the same or similar risk factors, and investments whose prices are closely correlated, are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.  The focus of a Fund’s portfolio in any issuers would subject the Fund to a greater degree of risk with respect to market price volatility or defaults by such issuers, and the focus of the portfolio in any one industry, asset class or country would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry, asset class, or country.

Foreign Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

76

Foreign Exchanges Risk. A portion of the derivatives trades made by a Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Securities/Investments Risk. To the extent a Fund invests in foreign investments, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign investment is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, a Fund may be exposed to greater risk and will be more dependent on the Advisor’s or Sub-Advisor’s ability to assess such risk than if the Fund invested solely in U.S. companies. Foreign investments may have less liquid trading markets, extreme price volatility, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters.

Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, and custody risks. U.S. sanctions or other investment restrictions could preclude the Fund from investing in certain Chinese issuers or cause the Fund to sell investments at a disadvantageous time. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.

77

Forwards Risk. Forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk and liquidity risk. If a counterparty defaults and fails to deliver or settle a forward trade, replacing the transaction may be costly. Liquidity risk exists because no organized secondary market exists to trade or dispose of forward obligations.

Futures Contract Risk. A Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures contracts can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures contracts do not pay dividends unlike the stocks upon which they are based.

Geographic Concentration Risk. A Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

Growth Stock Risk. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor or Sub-Advisor believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Healthcare Sector Risk. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

78

Hedging Risk. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.

Income Risk. Income risk is the risk that the income from a Fund’s portfolio will decline because of falling market interest rates. This can result when a Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Index-Linked Derivative Securities Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Industry Concentration Risk. A Fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal

79

amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by a Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities.

The Federal Reserve increased interest rates in light of inflationary pressures. These inflationary price movements have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. A substantial increase in interest rates could have a material adverse effect on the performance of the Fund.

Inverse ETF and ETN Risk. Investing in inverse ETFs and ETNs may result in increased volatility due to a Fund’s possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF or ETN increases risk to a Fund. The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs and ETNs may not perform in the manner they are designed.

Investment Model Risk. Like all quantitative analysis, the Advisor’s or Sub-Advisor’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the mathematical model. No assurance can be given that the fund will be successful under all or any market conditions.

Investment Style Risk. The particular type of investments in which the Fund focuses (such as large-capitalization stocks or growth stocks) may underperform other asset classes or the overall market. Individual market segments such as the large-cap, mid-cap and small-cap U.S. equity market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally,

80

a particular market segment could fall out of favor with investors, causing the Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Issuer Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each underlying pool will be dependent on the success of the strategies used by its manager or managers. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

Junk Bond Risk. Below investment grade instruments and other lower-quality debt including lower-quality loans, known generally, as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These investments involve greater risk than instruments of higher quality, including an increased possibility that the instrument’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the instrument may decrease, and a Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these instruments and reduce a Fund’s ability to sell them (liquidity risk). Such securities may also include “Rule 144A” investments, which are subject to resale restrictions. The lack of a liquid market for these instruments could decrease a Fund’s share price. The credit rating for these securities could also be further downgraded after they are purchased by a Fund, which would reduce their value. The value of lower-quality investments often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

Large Capitalization Stock Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. Using structured notes and derivatives can create leverage, which can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause a Fund to have higher expenses than those of mutual funds that do not use such techniques.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify a Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

81

Limited Secondary Market for Floating Rate Loans Risk. There is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated inter-dealer or inter-bank resale market.

Floating rate loans usually trade in large denominations. Trades can be infrequent and the market for floating rate loans may experience substantial volatility. In addition, the market for floating rate loans has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the floating rate loans in which a Fund invests may be relatively illiquid.

In addition, the floating rate loans in which a Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede a Fund’s ability to sell floating rate loans and can adversely affect the price that can be obtained. A Fund may have difficulty disposing of floating rate loans if it needs cash to repay debt, to fund redemptions, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

These considerations may cause a Fund to sell floating rate loans at lower prices than it would otherwise consider to meet cash needs or cause the Fund to maintain a greater portion of its assets in more liquid instruments than it would otherwise, which could negatively impact performance. A Fund may seek to avoid the necessity of selling assets to meet redemption requests or liquidity needs by the use of borrowings. Such borrowings, even though they are for the purpose of satisfying redemptions or meeting liquidity needs and not to generate leveraged returns, nevertheless would produce leverage and the risks that are inherent in leverage. However, there can be no assurance that sales of floating rate loans at such lower prices can be avoided.

From time to time, the occurrence of one or more of the factors described above may create a cascading effect where the market for debt instruments (including the market for floating rate loans) first experiences volatility and then decreased liquidity. Such conditions, or other similar conditions, may then adversely affect the value of floating rate loans and other instruments, widening spreads against higher-quality debt instruments, and making it harder to sell floating rate loans at prices at which they have historically or recently traded, thereby further reducing liquidity. For example, during the global liquidity crisis in the second half of 2008, the average price of loans in the S&P/LSTA Leverage Loan Index declined by 32% (which included a decline of 3.06% on a single day) prior to rebounding substantially in 2009 and into 2011. Declines in a Fund’s share price or other market developments (which could be more severe than in the past) may lead to increased redemptions, which could cause the Fund to have to sell floating rate loans and other instruments at disadvantageous prices and inhibit the ability of the Fund to retain its assets in the hope of greater stabilization in the secondary markets. In addition, these or similar circumstances could cause a fund to sell its highest quality and most liquid floating rate loans and other investments in order to satisfy an initial wave of redemptions while leaving the fund with a remaining portfolio of lower-quality and less liquid investments. In

82

anticipation of such circumstances, a Fund may also need to maintain a larger portion of its assets in liquid instruments than usual. However, there can be no assurance that a Fund will foresee the need to maintain greater liquidity or that actual efforts to maintain a larger portion of assets in liquid investments would successfully mitigate the foregoing risks.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of a Fund’s investments must be liquid at the time of investment, a Fund may purchase illiquid investments and investments that may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When a Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, a Fund may be unable to achieve its desired level of exposure to a certain sector.

Liquidity for Floating Rate Loans Risk. A Fund may invest its assets in financial instruments that are illiquid. A Fund may not be able to readily dispose of such instruments and, in some cases, may be contractually prohibited from disposing of such instruments for a specified period of time. If a loan is illiquid, a Fund might be unable to sell the loan at a time when the Fund’s manager might wish to sell, thereby having the effect of decreasing the Fund’s overall level of liquidity. Further, as described in Valuation of Loans Risk below, the lack of an established secondary market may make it more difficult to value illiquid loans, which could result in floating rate loans being assigned values which prove to be higher than the amounts that a Fund ultimately realizes upon its actual sales of those loans. A Fund may make investments that become less liquid in response to market developments or adverse investor perception, including but not limited to, those circumstances described in Limited Secondary Market for Floating Rate Loans Risk above. A Fund could lose money if it cannot sell a loan at the time and price that would be most beneficial to the fund.

Litigation Risk. A Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or Sub-Advisor or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense cost, regulatory costs and increased insurance premiums.

Loan Risk. Investments in bank loans, also known as loans or corporate loan, of which senior secured loans are a type, may subject a Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in

83

loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Lower Quality Debt Risk. Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Management Risk. A portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular investments in which a Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results. In addition, an Advisor’s or a Sub-Advisor’s financial condition may be adversely affected by a significant general economic downturn, and it may be subject to legal, regulatory, reputational, and other unforeseen risks that could have a material adverse effect on the Advisor’s or a Sub-Advisor’s businesses and operations and in turn could possibly impact the Fund.

Market Risk. Overall stock or bond market volatility may also affect the value of a Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels, political events and terrorism affect the securities markets. A Fund’s investments may decline in value if markets perform poorly. There is also a risk that a Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.  Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change and climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other events could have a significant impact on a Fund, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

84

COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of these effects cannot be determined with certainty.

The economic shutdown precipitated by COVID-19 significantly impacted the commercial real estate market, resulting in commercial tenants struggling to pay rent and increased delinquencies on commercial mortgages. The market has and will likely continue to experience downgrades, increased litigation, and uncertainty surrounding the complex foreclosure process on commercial properties. Additionally, the impact of COVID-19 on consumer behavior and the commercial market may continue beyond the impact of the pandemic.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures. An ETF’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on a Fund. This risk could cause the ETF to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Medium (Mid) Capitalization Stock Risk. To the extent a Fund invests in the stocks of mid-sized companies, a Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Micro Capitalization Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause a Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

85

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Advisor and/or Sub-Advisor to sell at times and at prices that the Advisor and/or Sub-Advisor believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. During periods of rising interest rates, the use of MLPs or MLP-related securities could hinder the overall performance of a Fund.

MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will be able to pay interest or repay principal. In addition, the ability of an issuer to make payments

86

or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, a Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of a Fund may, therefore, be more dependent on the analytical abilities of the Advisor or Sub-Advisor than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

Non-diversification Risk. Each of Catalyst Insider Income Fund, Catalyst/SMH High Income Fund, and Catalyst/SMH Total Return Income Fund are non-diversified. This means that each of these Funds may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Funds’ assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Funds’ portfolios may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

87

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a call option, a Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, a Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, a Fund will lose money if the value of the security falls below the strike price. If unhedged, a Fund’s written calls expose the Fund to potentially unlimited losses.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which a Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Prepayment and Extension Risk. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Fund may have to reinvest at a lower interest rate. Extension risk is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Prepayment and Extension Risks for Floating Rate Loans. Prepayment risk on fixed rate investments is the risk that principal on loan or other obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled. For fixed rate loans, such payments often occur during periods of declining interest rates, forcing a Fund to reinvest in lower yielding investments, resulting in a possible decline in the Fund’s income. This is known as prepayment or ’‘call’’ risk. Below investment grade loans may have call features that allow the issuer to redeem the loan at dates prior to its stated maturity but, for a period of time after issuance, at a specified price greater than par (“call protection”). Senior loans and other loans are typically prepayable at the borrower’s option, without call protection, although some loans will have limited call protection in the first one or two years, especially in situations where the loan is refinanced at a lower cost. Floating rate loans typically have no or limited call protection and may be prepaid partially

88

or in full at certain times and, in certain circumstances, without penalty. If a floating rate loan is prepaid, a Fund may realize proceeds that are less than the value that had been assigned to the loan and/or may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid.

Extension risk is also the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by a Fund later than expected, which may decrease the value of the obligation and prevent a Fund from investing expected repayment proceeds in investments paying higher yields.

Real Estate and REIT Risk. A Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through a Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Real Estate Risk. A Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

Regulatory Risk. Regulatory authorities in the United States or other countries may adopt rules that restrict the ability of a Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies. Regulators may interpret rules differently than the Fund or the mutual fund industry generally, and disputes over such interpretations can increase in legal expenses incurred by the Fund.

Repurchase and Reverse Repurchase Agreements Risk. A Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would

89

only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. For example, certain repurchase agreements a Fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. As a result of the automatic stay, to the extent applicable, a Fund could be prohibited from selling the collateral in the event of a counterparty’s bankruptcy unless the Fund is able to obtain the approval of the bankruptcy court. In addition, to the extent that a repurchase agreement is secured by collateral other than cash and government securities (“Non-Traditional Collateral”), these risks may be magnified and the value of Non-Traditional Collateral may be more volatile or less liquid thereby increasing the risk that a Fund will be unable to recover fully in the event of a counterparty’s default.

Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that the other party may fail to return the securities in a timely manner, or at all, resulting in losses to the Fund.

Restricted Securities Risk. A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Risk Management Risk. The measures that the Advisor, Sub-Advisors or portfolio manager(s) use to monitor and manage the risks of the Fund may not accomplish the intended results and a Fund may experience losses significantly greater than expected.

Sector Exposure Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Security Risk. The value of a Fund may decrease in response to the activities and financial prospects of an individual investment in the Fund’s portfolio. The net asset value of a Fund will fluctuate based on changes in the value of the investments in which the Fund invests. A Fund invests in investments that may be more volatile and carry more risk than some other forms of investment. The price of investments may rise or fall because of economic or political changes. Investment prices in general may decline over short or even extended periods of time. Market prices of investments in broad market segments may be adversely

90

affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Senior Loan Risk. Senior bank loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads, and extended trade settlement periods may impair a Fund’s ability to sell senior loans within its desired time frame or at an acceptable price. Senior loans are generally less liquid than many other debt instruments and there may be less public information available about senior loans as compared to other debt instruments. Senior loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the senior loans. Certain senior loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Senior secured loans are also subject to other risks, including, without limitation, (i) invalidation of a debt or lien as a “fraudulent conveyance,” (ii) “preference” claw-backs of liens or payments made on account of an antecedent debt in the 90 days (or one year in case of a creditor that is also an insider of the debtor) before a bankruptcy filing, (iii) equitable subordination of claims in cases of misconduct, (iv) so-called “lender liability” claims by the issuer of the obligations and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Additionally, corporate debt obligations may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by a Fund earlier than expected.

A Fund also may invest in covenant-lite obligations, which contain limited, if any, financial covenants. Generally, such loans either do not require the obligor to maintain debt service or other financial ratios or do not contain common restrictions on the ability of the obligor to change significantly its operations or to enter into other significant transactions that could affect its ability to repay such loans. As a result, a Fund’s exposure to different risks may be increased, including with respect to liquidity, price volatility and ability to restructure loans, than is the case with loans that have such requirements and restrictions.

A Fund’s investments in corporate debt obligations, primarily senior secured loans, are subject to specific risks. The assets of a Fund’s portfolio may include first lien senior secured debt, and any also include selected second lien senior secured debt, which involves a high degree of risk of loss of capital than first lien senior secured debt. The factors affecting an issuer’s first and second lien leveraged loans, and its overall capital structure, are complex. Some first lien loans may not necessarily have priority over all other debt of an issuer. Issuers of first lien loans may have two tranches of first lien debt outstanding each with first liens on separate collateral. Non-performing debt obligations may require substantial workout negotiations, restructuring or bankruptcy filings, all of which may entail a substantial reduction in the interest rate, deferral of payments and/or a substantial

91

write-down of the principal of a loan or conversion of some or all of the debt to equity. As a general matter, in a bankruptcy proceeding secured debt of an issuer is entitled to greater priority than unsecured debt but only to the extent of the value of the collateral securing the debt. Moreover, underlying loans are subject to credit, liquidity and interest rate risk. Further, loans may become non-performing for a variety of reasons.

Short Selling Risk. A Fund’s use of short positions to eliminate or reduce risk exposure in a Fund’s long positions may not be successful and a Fund may lose money on its long positions. An increase in the value of a security over the price at which it was sold short will result in a loss to a Fund, and there can be no assurance that the Advisor or Sub-Advisor will be able to close out the position at any particular time or at an acceptable price. The loss from a short position is potentially unlimited. A Fund’s use of short sales will likely result in the creation of leverage in a Fund.

A Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

A Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Fund may not be able to substitute or sell the pledged collateral.

Smaller Capitalization Stock Risk. To the extent a Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Sovereign Debt Risk. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices

92

of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Structured Note Risk. A Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, events that affect the industry, and adverse changes in the index or reference asset to which payments are linked. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to issuer default risk. A Fund is also exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered “sub-prime” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce a Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease a Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Swaps Risk. A Fund’s use of total return swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify a Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

TBA Securities Risk. In a mortgage-backed “to-be-announced” or “TBA” transaction, a seller agrees to deliver an MBS at a future date, but does not specify the particular MBS to be delivered. Instead, the seller agrees to accept any MBS that meets specified terms. The

93

principal risks of mortgaged backed TBA transactions are increased interest rate risk and increased overall investment exposure.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Risk of ETFs. The ETFs in which a Fund may invest will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Fund may invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Turnover Rate Risk. A Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate. A Fund may have portfolio turnover rates in excess of 100%. Increased portfolio turnover causes a Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance. Under certain market conditions, a Fund’s turnover may very high and considerably higher than that of other funds

Underlying Fund Risk. Because a Fund may invest in other investment companies, including mutual funds, ETFs, closed-end funds or private funds, the value of your investment will fluctuate in response to the performance of the underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying funds, you will bear not only your proportionate share of a Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund:

Closed-End Fund Risk. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment

94

objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, a Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

ETF Tracking Risk. Investment in a Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices.

Inverse Correlation Risk. Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the Advisor correctly predict short term market movements. If a Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

Management Risk. When a Fund invests in Underlying Funds there is a risk that the investment advisors of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

Mutual Fund Risk. Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject management risk because the advisor to the underlying mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with the Fund’s investment objective.

Net Asset Value and Market Price Risk. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

Strategies Risk. Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and

95

foreign currency risk, as well as risks associated with fixed income securities and commodities.

U.S. Agency Securities Risk. A Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. A Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Utilities Sector Risk.  Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

Valuation of Loans Risk. Each Fund values its assets daily. However, because the secondary market for floating rate loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market because there is less reliable, objective market value data available. In addition, if a Fund purchases a relatively large portion of a loan, the limitations of the secondary market may inhibit the Fund from selling a portion of the loan and reducing its exposure to a borrower when the Advisor or Sub-Advisor deems it advisable

96

to do so. Even if a Fund itself does not own a relatively large portion of a particular loan, the fund, in combination with other similar accounts advised by the same portfolio managers, may own large portions of loans. The combination of holdings could create similar risks if and when the portfolio managers decide to sell those loans. These risks could include, for example, the risk that the sale of an initial portion of the loan could be at a price lower than the price at which the loan was valued by a Fund, the risk that the initial sale could adversely impact the price at which additional portions of the loan are sold, and the risk that the foregoing events could warrant a reduced valuation being assigned to the remaining portion of the loan still owned by the Fund.

Volatility ETN Risk. ETNs that are linked to market volatility are subject to default risk of the issuer; may not provide an effective hedge as historical correlation trends between the reference volatility index or measure and other asset classes may not continue or may reverse, limiting or eliminating any potential hedging effect; may become mispriced or improperly valued when compared to expectations and may not produce the desired investment results; may have tracking risk if the ETN does not move in step with its reference index; and may become illiquid.

Volatility Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Portfolio Holdings Disclosure Policies

A description of the Funds’ policies regarding disclosure of the instruments in the Funds’ portfolios is found in the Statement of Additional Information (“SAI”).

Cybersecurity

The computer systems, networks and devices used by the Funds’ and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their net asset value (“NAV”); impediments to trading; the inability of the Funds, the Advisor, the Sub-Advisors and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

97

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Each Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). Each Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before the close of regular trading on the NYSE every day the NYSE is open (usually 4:00 p.m. (ET)) will be processed on that same day. Requests received after the close of regular trading on the NYSE every day the NYSE is open will be processed on the next business day.

When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●     the name of the Fund and share class

●     the dollar amount of shares to be purchased

●     a completed purchase application or investment stub

●     check payable to the applicable Fund

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

98

In all instances, it is the shareholder’s responsibility to notify each Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Multiple Classes

Each Fund offers Class A, Class C and Class I shares for sale. Catalyst/CIFC Senior Secured Income Fund also offers Class C-1 shares for sale. Each class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in a Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Class A shares are subject to a 12b-1 fee of 0.25% which is lower than the 12b-1 fee of 1.00% for the Class C shares. The up-front Class A sales charge and the commissions paid to dealers for the Catalyst/SMH Total Return Income Fund and Catalyst/MAP Global Balanced Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above (1)	0.00%	0.00%	0.00% (2)

99

The up-front Class A sales charge and the commissions paid to dealers for the Catalyst Insider Income Fund, Catalyst/SMH High Income Fund, Catalyst/CIFC Senior Secured Income Fund and Catalyst Enhanced Income Strategy Fund, are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above (1)	0.00%	0.00%	0.00%(2)

(1)	In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase. As explained below, the CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Some intermediaries may waive the CDSC under certain circumstances. Please refer to Appendix A for more information.

(2)	The Advisor may pay a commission out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more in accordance with the following schedule: 1.00% of Class A shares purchases of $1,000,000 to $4,999,999; 0.50% of Class A shares purchases of $5,000,000 to $9,999,999; and 0.25% of Class A shares purchases of $10,000,000 and over.

For each Fund, if you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge.

How to Reduce Your Sales Charge

There are a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

100

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Catalyst Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Catalyst Funds’ investments held by the members of your immediately family, including the value of the Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Funds may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, parent or child (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment

101

purposes (such shares may not be resold except to the Fund); (3) the Advisor or its affiliates and certain employee benefit plans for employees of the Advisor; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases.

For more information regarding which intermediaries may have agreements with the Fund or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this prospectus.

Additional information is available by calling 866-447-4228. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Funds at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time. Information about Class A sales charges and breakpoints is available on the Funds’ website at www.CatalystMF.com.

Class C Shares

You can buy Class C shares at NAV. Class C shares are subject to a 12b-1 fee of 1.00%. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Waiver of Class C Deferred Sales Charge: Certain intermediaries may provide for sales charge discounts, which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Waivers.”

Class C-1 Shares

Availability of Class C-1 shares is subject to agreement between the distributor and financial intermediary. Class C-1 shares may also be available on certain brokerage platforms. An investor transacting in Class C-1 shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Class C-1 shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in Catalyst/CIFC Senior Secured Income Fund. A deferred sales charge of 1.00% applies, however, if Class C-1 shares are sold within 12 months of purchase. Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Class C-1 Deferred Sales Charge” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the original purchase price of such shares. The holding period for the deferred sales charge begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your deferred sales charges as low

102

as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge. For purposes of the deferred sales charge, we use the effective date for each individual purchase.

Waiver of Class C-1 Shares Deferred Sales Charge. Certain intermediaries may provide for sales charge discounts, which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Waivers.”

Class I Shares

Sales of Class I shares are not subject to a front-end sales charge or, with respect to each Fund except the Catalyst Enhanced Income Strategy Fund, an annual 12b-1 fee. The Catalyst Enhanced Income Strategy Fund has adopted a 12b-1 plan for Class I shares pursuant to which the Class is subject to a 12b-1 fee of 0.25% of its average daily net assets. The 12b-1 plan has not been implemented for Class I shares of this Fund and there are no plans to do so. Availability of Class I shares is subject to agreement between the distributor and financial intermediary. Class I Shares may also be available on certain brokerage platforms. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Distribution Plans

Each Fund has adopted distribution and service plans under Rule 12b-1 of the Investment Company Act of 1940 that allows each Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. The Enhanced Income Strategy Fund has also adopted a Plan that allows the Fund to pay distribution and/or service fees in connection with the distribution of Class I shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares. Under the Funds’ Plan related to the Class A Shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses. Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares. Under the Funds’ Plan related to the Class C Shares, each Fund may pay an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

Class C-1 Shares. Under the Plan related to the Class C-1 shares of Catalyst/CIFC Senior Secured Income Fund, the Fund may pay an annual fee of up to 1.00% of the average daily net

103

assets of the Fund’s Class C-1 shares. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

Class I Shares. Under the Catalyst Enhanced Income Strategy Fund’s Plan related to the Class I shares, the Fund may pay an annual fee of 0.25% of the average daily net assets of the Fund’s Class I shares. The Fund is not currently paying 12b-1 fees, and there are no plans to impose these fees.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing in a Fund for the first time through the Fund’s transfer agent, you need to establish an account with the Fund. Accounts may be opened online at www.CatalystMF.com or by mailing a completed Shareholder Account Application along with payment (in the form of a check or wire transfer) to the Fund to the appropriate address below. Shareholder Account Applications may be obtained on the Funds’ website at www.CatalystMF.com or by calling 1-866-447-4228. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

Send the completed Shareholder Account Application and payment to the appropriate Fund to the following address:

Regular Mail Catalyst Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Catalyst Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Payment for purchases made online may only be made through an ACH (Automated Clearing House) debit of your bank account. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions with the Funds. ACH payments will not be accepted for initial purchases except those made online. No cash, credit cards or third-party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or a Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to

104

cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 1-866-447-4228 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Funds, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in each share class of a Fund is $2,500 for a regular account, $2,500 and tax-deferred plans such as an IRA or 401(k), and $100 for an automatic investment plan account. The minimum subsequent investment in a Fund is $50. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 investment on a periodic basis. If you have an existing account that does not include the automatic investment plan, you can contact the Funds’ transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the

105

automatic withdrawal of funds from your bank account for a minimum amount of $100. The Funds may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Funds at 1-866-447-4228.

Additional Investments

The minimum subsequent investment in the Funds is $50. You may purchase additional shares of a Fund by check, wire, or ACH debit of your bank account of record. Payment for shares purchased online may be made only through an ACH debit of your bank account of record. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be made. You may revoke your election to make automatic investments by calling 1-866-447-4228 or by writing to the Funds at:

Catalyst Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. A Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing

106

or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide each Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in good order by the Funds’ transfer agent or by a brokerage firm or other financial institution that sells Fund shares, authorized to accept redemption orders on the Funds’ behalf, before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV.

The Funds typically expect that it will take up to seven calendar days following the receipt of your redemption request by any method to pay out redemption proceeds by check or electronic transfer. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio instruments. These redemption payment methods will be used in regular and stressed market conditions.

Shares of the Funds may be redeemed by mail, telephone or online. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions with the Funds. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good form, should be addressed to:

Regular Mail Catalyst Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Catalyst Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

107

“Good form” means your request for redemption must:

●	Include the Fund name and account number;

●	Include the account name(s) and address;

●	State the dollar amount or number of shares you wish to redeem; and

●	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Funds may require that the signatures be guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized transfers. You may need your signature guaranteed if:

●	you request the redemption check be mailed to an address other than the address of record;

●	if you request the redemption check be mailed to a mailing address that has been changed within 30 days of the redemption request;

●	if you request that the redemption be sent electronically to a bank account other than bank account on record;

●	if the redemption request is in the amount of $100,000 or more; or

●	in other circumstances such as to prevent an unauthorized account transfer or redemption.

You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-866-447-4228 if you have questions. At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 1-866-447-4228. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. If redeeming from an IRA account, you will be asked whether or not the Fund should withhold federal income tax. The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving or responding to telephone requests for redemptions or exchanges in a timely fashion. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

108

Systematic Withdrawal Plan. You may participate in the Funds’ Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfer of a minimum of $100 on a periodic basis into your established bank account. Please contact the Funds at 866-447-4228 for more information about the Funds’ Systematic Withdrawal Plan.

Redemptions in Kind: The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of a Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board of Trustees has determined that, until otherwise approved by the Board of Trustees, all redemptions in the Funds be made in cash only. If the Board of Trustees determines to allow a Fund to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Additional Information. If you are not certain of the requirements for redemption, please call the transfer agent at 1-866-447-4228. Redemptions specifying a certain date or share price cannot be accepted and will be returned. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Funds may suspend redemptions or postpone payment dates.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in a Fund to the minimum amount within the 30-day period. All shares of a Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

An account may be turned over as unclaimed property to the investor’s last known state of tax residence if the account is deemed “inactive” or “lost” during the time frame specified within the applicable state’s unclaimed property laws. Investors who are residents of the state of Texas may designate a representative to receive legislatively  required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

109

Online Transactions

To establish online transaction privileges, you must enroll through the website at www.CatalystMF.com You automatically have the ability to establish online transaction privileges unless you decline the privileges on your Shareholder Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares online, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Online transactions are subject to the same purchase minimums and maximums as other purchase methods. However, the maximum online redemption amount is $100,000.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to perform online transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, the Fund, their distributor and their transfer agent cannot assure you that trading information will be completely secure. There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Fund nor their transfer agent, distributor norAdvisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.”

Exchange Privilege

You may exchange shares of a particular class of a Fund only for shares of the same class of another Fund in the Catalyst family of funds (including Catalyst Funds offered by a separate prospectus), provided the account registration information of the other Fund is the same. For example, you can exchange Class A shares of the Catalyst Insider Income Fund described in another prospectus for Class A shares of the Catalyst/SMH High Income Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss. In order to exchange shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. ET) that day. Exchanges are made at the NAV determined after the order is considered received.  You will not be charged the upfront sales charge or the CDSC on exchanges of Class A or Class C-1 shares.

110

Converting Shares

Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class.

Shares held through a financial intermediary offering different programs and fee structures that has an agreement with the Advisor or the Funds’ distributor may be converted by the financial intermediary, without notice, to another share class of the Funds, including share classes with a higher expense ratio than the original share class, if such conversion is consistent with the fee based or wrap fee program’s policies.

Class C shares convert automatically to Class A shares after ten years (unless otherwise by your financial intermediary), provided that the financial intermediary through which you purchased Class C shares has records verifying that the Class C shares have been held for at least ten years, Class A shares are available for purchase by persons in your state or territory of residence and the shares are not subject to a CDSC. You should consult your financial representative for more information about eligibility for Class C share conversion. Under the Funds’ Plan related to Class A shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of its Class A shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses (Class C shares presently pay a 1.00% 12b-1 fee). Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board and upon notice to the shareholders, a Fund may increase the percentage paid under the 12b-1 Plan up to the Class A 12b-1 Fee amount. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class C-1 shares convert automatically to load-waived Class A shares after ten years (unless otherwise specified by your financial intermediary), provided that the financial intermediary through which you purchased Class C-1 shares has records verifying that the Class C-1 shares have been held for at least ten years. Class A shares are available for purchase by persons in your state or territory of residence and the shares are not subject to a CDSC. Under the Plan related to Class A shares of Catalyst/CIFC Senior Secured Income Fund, the Fund may pay an annual fee of up to 0.50% of the average daily net assets of its Class A shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses. The Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board and upon notice to the shareholders, the Fund may increase the percentage paid under the 12b-1 Plan up to the Class A 12b-1 Fee amount. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. You should consult your financial representative for more information about eligibility for Class C-1 share conversion.

All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any front-end sales load. A share conversion within a Fund will not result in a capital gain or loss for federal income tax purposes. The Funds may change, suspend or terminate this these conversion features at any time.

111

VALUING THE FUNDS’ ASSETS

Each Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially effects fair value, the Advisor, as the Board of Trustees’ valuation designee, will value the Funds’ assets at their fair value according to policies approved by the Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio instruments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Instruments trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of a Fund’s investments can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. The Funds may use pricing services to determine market value. The NAV for a Fund investing in other investment companies is calculated based upon the NAV of the underlying mutual funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Funds may invest in instruments primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price its shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains and dividend income. Each of the Catalyst Insider Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund Catalyst/CIFC Senior Secured Income Fund and Catalyst Enhanced Income Strategy Fund intends to make monthly dividend distributions; and the Catalyst/MAP Global Balanced Fund intends to make quarterly distributions if applicable. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Please refer to the sections “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies –Distribution Policy and Goals” and “Additional Information About the Fund’s Principal Investment Strategies and Related Risks

112

– Principal Investment Risks” for a detailed description of the distribution policies and tax consequences for Catalyst/SMH Total Return Income Fund and Catalyst Enhanced Income Strategy Fund.

Taxes

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, each Fund mails a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

Each Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. Each Fund uses average cost as its standing (default) tax lot identification method for all shareholders, which means this method is used to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than each Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by each Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

MANAGEMENT OF THE FUNDS

Advisor

Catalyst Capital Advisors LLC, a New York limited liability company located at 53 Palmeras St., Suite 601, San Juan, PR 00901 serves as advisor to the Funds. The Advisor was formed on January 24, 2006. Advising the Catalyst Funds is currently its primary business. The Advisor is under common control with AlphaCentric Advisors LLC and Rational Advisors, Inc.,

113

the investment advisors of other funds in the same group of investment companies also known as a “Fund Complex.” Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com. MFund Services, LLC, an affiliate of the Advisor provides the Funds with management, legal administrative and compliance services. Under the terms of the advisory agreement, Catalyst Capital Advisors LLC oversees the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Fund’s investment program.

Portfolio Managers: Catalyst Insider Income Fund

David Miller and Charles Ashley are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio.

David Miller - Senior Portfolio Manager of the Advisor (Catalyst Insider Income Fund)

David Miller is a Senior Portfolio Manager, Chief Investment Officer, and co-founder of the Advisor and has been responsible for the day-to-day management of the Insider Income Fund since its inception. He is also Senior Portfolio Manager and Chief Investment Officer of Rational Advisors, Inc., an affiliate of the Advisor, since 2016. Mr. Miller is a member of Catalyst International Advisors LLC since 2019 and Insights Media LLC since 2019. Prior to founding the Advisor, Mr. Miller was the Chief Executive Officer of Investment Catalyst, an investment newsletter he founded in 2005, which worked to identify undervalued stocks with a near term catalyst for appreciation. He received a BS in Economics from the University of Pennsylvania, Wharton School and a MBA in Finance from the University of Michigan, Ross School of Business.

Charles Ashley –Portfolio Manager of the Advisor (Catalyst Insider Income Fund)

Charles Ashley has served as a portfolio manager of the Advisor since November 2017. Mr. Ashley joined the Advisor in February 2016 as a senior analyst to provide investment research and assist with the day-to-day management of several mutual funds. Mr. Ashley has an MBA from the University of Michigan Ross School of Business and a B. A. from the Michigan State University Eli Broad College of Business.

Sub-Advisor: Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund

SMH Capital Advisors, LLC a Texas corporation and registered investment advisor located at 4200 S. Hulen Street, Suite 534, Fort Worth, Texas 76109 (“SMHCA”), is it the investment sub-advisor to the Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund. SMHCA is an investment management firm serving institutions and individuals. In addition to serving as a sub-advisor, SMHCA serves high net worth individuals, pension and profit-sharing plans and charitable organizations.

Subject to the oversight and approval of the Advisor, SMHCA is responsible for making investment decisions and executing portfolio transactions for the Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund. In addition, SMHCA is responsible for maintaining certain transaction and compliance related records of the Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund. As compensation for the sub-advisory services it provides to the Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund,

114

the Advisor pays SMHCA 50% of the management fees that the Advisor receives from the Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund.

Portfolio Managers: Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund

Dwayne Moyers and Lisa Haley are primarily and jointly responsible for the day-to-day management of the Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund portfolios.

Dwayne Moyers - President, Chief Investment Officer, and Senior Portfolio Manager, SMHCA - Fort Worth Division

Dwayne Moyers has served as President of SMHCA since March 2012 and previously was Senior Vice President of SMHCA since October 2000. He has been a Senior Portfolio Manager and the Chief Investment Officer at SMHCA and its predecessors since 1991 with responsibility for research and the investment selection process for the SMH portfolios. He has served as portfolio manager of the Fund since its inception. As portfolio manager and Chief Investment Officer, Mr. Moyers has helped grow client assets at SMHCA. Mr. Moyers was born in 1968 in Fort Worth, Texas. Before joining SMHCA, Mr. Moyers was a credit analyst with the Tandy Corporation. In 1991, he joined SMHCA as a portfolio manager. He became Chief Investment Officer and Senior Portfolio Manager in 1995. He holds a bachelor’s degree in business administration from the University of Texas at Arlington.

Lisa Haley – Vice-President, Chief Operations Officer, Chief Compliance Officer, Assistant Portfolio Manager

Lisa Haley has served SMHCA as Vice President since 2023, Chief Compliance Officer since 2021, Chief Operations Officer since 2017 and Assistant Portfolio Manager since 2023. She has served as a Portfolio Manager of the Fund since 2023. Ms. Haley joined SMHCA in 2002 as Office Manager, was a Financial Advisor for Raymond James from 2004 to 2006, and returned to SMHCA in 2007 as an Institutional Advisor. She holds her Series 7, 66, 99 and Insurance License.

Sub-Advisor: Catalyst/ MAP Global Balanced Fund

Managed Asset Portfolios, LLC, a Delaware limited liability corporation located at 950 West University, Suite 100, Rochester, MI 48307 (“MAP”), is the investment sub-adviser to the Catalyst/MAP Global Balanced Fund. In addition to serving as sub-advisor, MAP provides investment advice to high net worth individuals, institutions, pension and profit sharing plans and charitable organizations. MAP is controlled by Michael Dzialo.

Subject to the oversight and approval of the Advisor, MAP is responsible for making investment decisions and executing portfolio transactions for the Catalyst/MAP Global Balanced Fund. In addition, MAP is responsible for maintaining certain transaction and compliance related records of the Catalyst/MAP Global Balanced Fund. As compensation for the sub-advisory services it provides to the Catalyst/MAP Global Balanced Fund, the Advisor pays MAP 50% of the management fees that the Advisor receives from the Catalyst/MAP Global Balanced Fund.

115

Portfolio Managers: Catalyst/MAP Global Balanced Fund

Michael Dzialo, Peter Swan, Karen Culver and Zachary Fellows are primarily and jointly responsible for the day-to-day management of the Catalyst/MAP Global Balanced Fund’s portfolio.

Michael S. Dzialo - President and Portfolio Manager of MAP

Michael Dzialo has served as President and portfolio manager since founding the firm in 2000. He has served as portfolio manager of the Global Balanced Fund since its inception. Prior to founding MAP, Mr. Dzialo worked at H&R Block Financial Advisors (formerly OLDE Discount Corp.) from 1987 to 2000. Mr. Dzialo has a Bachelor of Science degree in Finance and Graduate Studies in Finance from Wayne State University.

Peter J. Swan - International Portfolio Manager of MAP

Peter Swan has served as international portfolio manager of MAP since 2002. He has served as portfolio manager of the Catalyst/MAP Global Balanced Fund since its inception. Prior to joining MAP, Mr. Swan worked at Pacific Growth Equities from 1999 to 2002 and at H&R Block Financial Advisors (formerly OLDE Discount Corp.) from 1994 to 1999. Mr. Swan has Bachelor of Science degrees in Business Administration and Agriculture from the University of Arkansas.

Karen M. Culver - Portfolio Manager and Senior Research Analyst of MAP

Karen M. Culver has served as a Portfolio Manager of MAP and as a portfolio manager of the Catalyst/MAP Global Balanced Fund since 2012. Ms. Culver joined MAP in 2001. She served as Senior Research Analyst between 2001-2010 and Assistant Portfolio Manager and Senior Research Analyst between 2010 and 2012.

Zachary S. Fellows - Portfolio Manager and Senior Research Analyst of MAP

Zachary Fellows joined MAP in 2015. As Portfolio Manager/Senior Research Analyst, he is responsible for researching and analyzing companies, sectors and economic trends. Before joining Managed Asset Portfolios, Mr. Fellows worked in the retail and automotive industries. He earned a Bachelor’s degree in Finance from Wayne State University where he graduated with Summa Cum Laude honors. He is a Chartered Financial Analyst (CFA), member of the CFA Society of Detroit and Registered Investment Advisor Representative.

Sub-Advisor: Catalyst/CIFC Senior Secured Income Fund

CIFC Investment Management LLC, headquartered at 1 SE 3rd Avenue, Suite 1660, Miami, Florida 33131, and operationally located at 875 Third Ave, 24th Floor, New York, New York 10022 (“CIFC”), serves as sub-advisor to the Catalyst/CIFC Senior Secured Income Fund. CIFC is a registered investment adviser specializing in secured U.S. corporate and structured credit strategies that, together with its affiliated registered investment advisers, had approximately $43 billion of assets under management as of June 30, 2024. CIFC is privately held and is a wholly owned indirect subsidiary of CIFC LLC.

116

Subject to the oversight and approval of the Advisor, CIFC is responsible for making investment decisions and executing portfolio transactions for the Catalyst/CIFC Senior Secured Income Fund. In addition, CIFC is responsible for maintaining certain transaction and compliance related records of the Catalyst/CIFC Senior Secured Income Fund. As compensation for the sub-advisory services it provides to the Catalyst/CIFC Senior Secured Income Fund, the Advisor pays CIFC 50% of the management fees that the Advisor receives from the Catalyst/CIFC Senior Secured Income Fund.

Portfolio Managers: Catalyst/CIFC Senior Secured Income Fund

Stan Sokolowski and Rick Lam are primarily and jointly responsible for the day-to-day management of the Catalyst/CIFC Senior Secured Income Fund’s portfolio.

Stan Sokolowski, Senior Portfolio Manager, Managing Director and Deputy Chief Investment Officer at CIFC Investment Management

Mr. Sokolowski joined CIFC in 2012 and has over 30 years of credit, portfolio management, and trading experience. Prior to joining CIFC, Mr. Sokolowski was a credit portfolio manager and trader with Lucidus Capital Partners, a credit trading firm that was spun out of Caxton Associates in 2011. Preceding Lucidus, Mr. Sokolowski was a portfolio manager at Caxton. Before joining Caxton in 2006, Mr. Sokolowski was a Managing Director with JPMorgan (“JPM”) where he founded and managed the European par and distressed loan trading business in London. Mr. Sokolowski joined Manufacturers Hanover in 1991 and completed Chemical Bank’s MBA Capital Markets and Credit Training Program in 1994. He held various positions in New York and London throughout the Capital Markets, Sales and Trading, Investment Banking and Emerging Markets businesses of JPM’s predecessor organizations. Mr. Sokolowski has invested across the spectrum of credit including high yield to investment grade as well as distressed / stressed credit, fixed / floating rate instruments, bonds & loans and CDS / index products. Mr. Sokolowski holds a B.A. in Finance from Michigan State University.

Rick Lam, Senior Portfolio Manager, Head of Trading at CIFC Investment Management

Mr. Lam has served as Senior Portfolio Manager of CIFC since 2016. Mr. Lam has 25 years of experience in corporate lending. Prior to joining CIFC in 2006, Mr. Lam was with RBC in the Capital Markets Leveraged Loan Syndications group where he originated, structured and distributed bank debt with a focus on middle market and cross border transactions. Before joining RBC, Mr. Lam spent three years at J.P. Morgan where he began his banking career and received his credit training. At J.P. Morgan, Mr. Lam was a member of the Global Syndicated Finance group where he performed credit analysis in support of bank loan transactions. Mr. Lam holds a B.A. in Finance and International Business from the Stern School of Business at New York University.

Sub-Advisor: Catalyst Enhanced Income Strategy Fund

The Fund’s investment sub-advisor is Wynkoop, LLC, headquartered at S. Quebec Street, Suite 110, Greenwood Village, CO 80111 (“Wynkoop”). Wynkoop is registered as an investment advisor under the Investment Advisers Act of 1940. Wynkoop was founded in 2009 and is a

117

registered investment advisor providing investment management services to pooled investment vehicles.

Subject to the oversight and approval of the Advisor, Wynkoop is primarily responsible for the day-to-day management of the Catalyst Enhanced Income Strategy Fund’s portfolio. In addition, Wynkoop is responsible for maintaining certain transaction and compliance related records of the Catalyst Enhanced Income Strategy Fund. As compensation for the sub-advisory services it provides to the Catalyst Enhanced Income Strategy Fund, the Advisor pays Wynkoop 50% of the net management fees that the Advisor receives from the Catalyst Enhanced Income Strategy Fund.

Portfolio Managers: Catalyst Enhanced Income Strategy Fund

Leland Abrams and Jui Chiew Tan are primarily responsible for the day-to-day management of the Catalyst Enhanced Income Strategy Fund’s portfolio. Mr. Abrams serves as the Lead Portfolio Manager of the Fund.

Leland Abrams – Principal and Portfolio Manager of the Sub-Advisor

Mr. Abrams is portfolio manager and principal of Wynkoop since September 2016 and has been responsible for the day-to-day management of the Fund since 2018. Prior to joining Wynkoop, Mr. Abrams was the RMBS Sector Manager of Candlewood Investment Group from 2010 – 2016, a non-agency mortgage and esoteric asset backed securities trader and credit analyst at United Capital Markets, Inc. from 2008 to 2010; and Credit Analyst and Trader at Dresdner Bank, AG (Dresdner Kleinwort Wasserstein) from 2005 to 2008. Mr. Abrams holds a B.A. in Economics from Bucknell University. Mr. Abrams served on the Board of Directors of Front Yard Residential Corp, a public REIT headquartered in Christianstead, VI from May 2019 to January 2021.

Jui Chiew Tan – Portfolio Manager and Analyst of the Sub-Advisor

Mr. Tan is a portfolio manager and analyst of Wynkoop since 2018. Prior to joining Wynkoop, Mr. Tan was an analyst and trader at Anato Investment Group from 2015 to 2018; analyst and trader at Stifel, Nicolaus & Co from 2014 to 2015; trading analyst at Odeon Capital Group from 2012-2014; senior analyst at Interactive Data Corp from 2008 to 2012; structurer at Credit Suisse Securities from 2006 to 2008; and senior modeler at Deloitte and Touche from 2005 to 2006.  Mr. Tan received a B.A. from Grinnell College, a B.S. and M.S. from Washington University in St. Louis and a M.S. from University of Pennsylvania.

The Statement of Additional Information provides additional information about the compensation, other accounts managed and ownership of securities in the Fund for each of the portfolio manager and the portfolio management consultant.

Advisory Fees

Each Fund is authorized to pay the Advisor an annual fee based on its average daily net assets. The advisory fee is paid monthly. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual

118

operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at a certain level through October 31, 2025. Fee waivers and expense reimbursements are subject to possible recoupment from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment, and the repayment is approved by the Board of Trustees.

The following table describes (i) the contractual advisory fee, (ii) the advisory fees, after waivers, as a percentage of each Fund’s average net assets, received by the Advisor for each Fund’s most recent fiscal year and (iii) the expense limitation for each Fund.

	Contractual Management Fee	Net Management Fee Received	Expense Limitation*
Catalyst Insider Income Fund	0.75%	0.36%	Class A – 1.00% Class C – 1.75% Class I – 0.75%
Catalyst/SMH High Income Fund	1.00%	0.10%	Class A – 1.48% Class C – 2.23% Class I – 1.23%
Catalyst/SMH Total Return Income Fund	1.00%	0.32%	Class A – 1.58% Class C – 2.33% Class I – 1.33%
Catalyst/MAP Global Balanced Fund	1.00%	(0.15)%	Class A – 1.22% Class C – 1.97% Class I – 0.97%
Catalyst/CIFC Senior Secured Income Fund	1.00%	0.67%	Class A – 1.15% Class C – 1.90% Class C-1 – 1.90% Class I – 0.90%
Catalyst Enhanced Income Strategy Fund	1.50%	1.20%	Class A – 1.75% Class C – 2.50% Class I – 1.50%

*	Applicable to all classes of shares unless otherwise noted. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

The Funds may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency,

119

including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Each Fund, through its Rule 12b-1 distribution plan, or each Fund’s respective Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the SAI entitled “Additional Compensation to Financial Intermediaries” for more information.

The Funds’ Financial Statements for the fiscal year ended June 30, 2024 contains discussions regarding the basis of the Board’s renewal of the advisory agreement with the Advisor for the Catalyst Insider Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst/MAP Global Balanced Fund, Catalyst/CIFC Senior Secured Income Fund, and Catalyst Enhanced Income Strategy Fund and each of the Advisor’s sub-advisory agreements with SMHCA (with respect to Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund), MAP (with respect to the Catalyst/MAP Global Balanced Fund), CIFC (with respect to the Catalyst/CIFC Senior Secured Income Fund), and Wynkoop (with respect to the Catalyst Enhanced Income Strategy Fund).

120

FINANCIAL HIGHLIGHTS

Catalyst Insider Income Fund

The following table is intended to help you better understand the Catalyst Insider Income Fund’s financial performance for the last five fiscal years ended June 30. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended June 30, 2024 and June 30, 2023 have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$8.81		$8.82		$9.88	$9.50	$9.55
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.42		0.41		0.26	0.28	0.28
Net realized and unrealized gain (loss) on investments	0.26		(0.00	) (B)	(1.04)	0.39	(0.03)
Total from investment operations	0.68		0.41		(0.78)	0.67	0.25
LESS DISTRIBUTIONS:
From net investment income	(0.43)		(0.42)		(0.25)	(0.29)	(0.28)
From net realized gains	—		—		(0.03)	—	(0.02)
Total distributions	(0.43)		(0.42)		(0.28)	(0.29)	(0.30)
Net asset value, end of year	$9.06		$8.81		$8.82	$9.88	$9.50
Total return (C)	7.84%		4.71%		(8.06)%	7.15%	2.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,522		$4,422		$5,090	$4,764	$3,500
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	1.39	% (D)	1.39	% (D)	1.34%	1.37%	1.43%
Expenses, net waiver and reimbursement	1.00	% (D)	1.01	% (D)	1.00%	1.00%	1.00%
Net investment Income, before waiver and reimbursement	4.26%		4.32%		2.34%	2.50%	2.55%
Net investment income, net waiver and reimbursement	4.65%		4.70%		2.68%	2.87%	2.98%
Portfolio turnover rate	17%		43%		70%	89%	172%

	Class C
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$8.82		$8.83		$9.89	$9.50	$9.56
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.35		0.35		0.18	0.19	0.21
Net realized and unrealized gain (loss) on investments	0.26		(0.01)		(1.03)	0.42	(0.04)
Total from investment operations	0.61		0.34		(0.85)	0.61	0.17
LESS DISTRIBUTIONS:
From net investment income	(0.36)		(0.35)		(0.18)	(0.22)	(0.21)
From net realized gains	—		—		(0.03)	—	(0.02)
Total distributions	(0.36)		(0.35)		(0.21)	(0.22)	(0.23)
Net asset value, end of year	$9.07		$8.82		$8.83	$9.89	$9.50
Total return (C)	7.04%		3.94%		(8.76)%	6.48%	1.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,830		$2,631		$3,658	$3,851	$1,668
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	2.14	% (E)	2.14	% (E)	2.09%	2.12%	2.18%
Expenses, net waiver and reimbursement	1.75	% (E)	1.76	% (E)	1.75%	1.75%	1.75%
Net investment income, before waiver and reimbursement	3.51%		3.57%		1.57%	1.60%	1.80%
Net investment income, net waiver and reimbursement	3.90%		3.95%		1.91%	1.97%	2.23%
Portfolio turnover rate	17%		43%		70%	89%	172%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Less than 0.01 per share.

(C)	Total return in the above tables represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.39%	1.38%
Expenses, net waiver and reimbursement	1.00%	1.00%

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.14%	2.13%
Expenses, net waiver and reimbursement	1.75%	1.75%

121

	Class I
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$8.83		$8.84		$9.90	$9.51	$9.56
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.44		0.44		0.28	0.30	0.31
Net realized and unrealized gain (loss) on investments	0.26		(0.01)		(1.03)	0.40	(0.05)
Total from investment operations	0.70		0.43		(0.75)	0.70	0.26
LESS DISTRIBUTIONS:
From net investment income	(0.45)		(0.44)		(0.28)	(0.31)	(0.29)
From net realized gains	—		—		(0.03)	—	(0.02)
Total distributions	(0.45)		(0.44)		(0.31)	(0.31)	(0.31)
Net asset value, end of year	$9.08		$8.83		$8.84	$9.90	$9.51
Total return (B)	8.11%		4.97%		(7.79)%	7.45%	2.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$48,280		$53,869		$88,201	$95,976	$46,580
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	1.14	% (C)	1.14	% (C)	1.09%	1.12%	1.18%
Expenses, net waiver and reimbursement	0.75	% (C)	0.76	% (C)	0.75%	0.75%	0.75%
Net investment Income, before waiver and reimbursement	4.51%		4.57%		2.57%	2.65%	2.80%
Net investment income, net waiver and reimbursement	4.90%		4.95%		2.91%	3.02%	3.23%
Portfolio turnover rate	17%		43%		70%	89%	172%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.14%	1.13%
Expenses, net waiver and reimbursement	0.75%	0.75%

122

Catalyst/SMH High Income Fund

The following table is intended to help you better understand the Catalyst/SMH High Income Fund’s financial performance for each of the last five fiscal years ended June 30. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended June 30, 2024 and June 30, 2023 have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022		June 30, 2021		June 30, 2020
Net asset value, beginning of year	$3.43		$3.33		$4.23		$3.53		$3.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.25		0.22		0.19		0.17		0.18
Net realized and unrealized gain (loss) on investments	0.20		0.10		(0.90)		0.70		(0.24)
Total from investment operations	0.45		0.32		(0.71)		0.87		(0.06)
LESS DISTRIBUTIONS:
From net investment income	(0.25)		(0.22)		(0.19)		(0.16)		(0.18)
From net realized gains	—		—		(0.00	) (C)	(0.01)		—
From return of capital	—		—		(0.00	) (C)	(0.00	) (C)	(0.02)
Total distributions	(0.25)		(0.22)		(0.19)		(0.17)		(0.20)
Net asset value, end of year	$3.63		$3.43		$3.33		$4.23		$3.53
Total return (B)	13.65%		9.94%		(17.26)%		25.21%		(1.51)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,993		$7,495		$8,002		$8,889		$8,421
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	2.38	% (D)	2.36	% (D)	1.95	% (D)	2.04%		2.07%
Expenses, net waiver and reimbursement	1.48	% (D)	1.52	% (D)	1.49	% (D)	1.48%		1.48%
Net investment income, before waiver and reimbursement	6.13%		5.72%		4.31%		3.71%		4.22%
Net investment income, net waiver and reimbursement	7.02%		6.56%		4.78%		4.27%		4.81%
Portfolio turnover rate	33%		41%		42%		51%		21%

	Class C
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022		June 30, 2021		June 30, 2020
Net asset value, beginning of year	$3.44		$3.33		$4.23		$3.53		$3.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.22		0.20		0.15		0.14		0.15
Net realized and unrealized gain (loss) on investments	0.21		0.10		(0.88)		0.70		(0.23)
Total from investment operations	0.43		0.30		(0.73)		0.84		(0.08)
LESS DISTRIBUTIONS:
From net investment income	(0.23)		(0.19)		(0.16)		(0.13)		(0.16)
From net realized gains	—		—		(0.00	) (C)	(0.01)		—
From return of capital	—		—		(0.01)		(0.00	) (C)	(0.02)
Total distributions	(0.23)		(0.19)		(0.17)		(0.14)		(0.18)
Net asset value, end of year	$3.64		$3.44		$3.33		$4.23		$3.53
Total return (B)	12.77%		9.40%		(17.91)%		24.28%		(2.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,875		$1,974		$2,534		$6,067		$5,444
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	3.13	% (E)	3.11	% (E)	2.70	% (E)	2.79%		2.82%
Expenses, net waiver and reimbursement	2.23	% (E)	2.27	% (E)	2.24	% (E)	2.23%		2.23%
Net investment income, before waiver and reimbursement	5.38%		4.95%		3.36%		2.97%		3.51%
Net investment income, net waiver and reimbursement	6.28%		5.79%		3.81%		3.53%		4.09%
Portfolio turnover rate	33%		41%		42%		51%		21%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Less than $.005 per share

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.38%	2.32%	1.94%
Expenses, net waiver and reimbursement	1.48%	1.48%	1.48%

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	3.13%	3.07%	2.69%
Expenses, net waiver and reimbursement	2.23%	2.23%	2.23%

123

	Class I
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022		June 30, 2021		June 30, 2020
Net asset value, beginning of year	$3.43		$3.33		$4.23		$3.53		$3.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.26		0.23		0.20		0.18		0.19
Net realized and unrealized gain (loss) on investments	0.21		0.10		(0.90)		0.70		(0.24)
Total from investment operations	0.47		0.33		(0.70)		0.88		(0.05)
LESS DISTRIBUTIONS:
From net investment income	(0.26)		(0.23)		(0.20)		(0.17)		(0.19)
From net realized gains	—		—		(0.00	) (C)	(0.01)		—
From return of capital	—		—		(0.00	) (C)	(0.00	) (C)	(0.02)
Total distributions	(0.26)		(0.23)		(0.20)		(0.18)		(0.21)
Net asset value, end of year	$3.64		$3.43		$3.33		$4.23		$3.53
Total return (B)	14.24%		10.22%		(17.06)%		25.53%		(1.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,264		$4,150		$7,566		$10,930		$2,995
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	2.13	% (D)	2.11	% (D)	1.70	% (D)	1.74%		1.82%
Expenses, net waiver and reimbursement	1.23	% (D)	1.27	% (D)	1.24	% (D)	1.23%		1.23%
Net investment income, before waiver and reimbursement	6.39%		5.94%		4.49%		3.91%		4.53%
Net investment income, net waiver and reimbursement	7.28%		6.72%		4.94%		4.42%		5.12%
Portfolio turnover rate	33%		41%		42%		51%		21%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Less than $.005 per share

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.13%	2.07%	1.69%
Expenses, net waiver and reimbursement	1.23%	1.23%	1.23%

124

Catalyst/SMH Total Return Income Fund

The following table is intended to help you better understand the Catalyst/SMH Total Return Income Fund’s financial performance for each of the last five fiscal years ended June 30. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended June 30, 2024 and June 30, 2023 have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$4.39		$4.23		$5.15	$3.74	$4.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.30		0.24		0.18	0.24	0.22
Net realized and unrealized gain (loss) on investments	0.32		0.13		(0.87)	1.41	(0.53)
Total from investment operations	0.62		0.37		(0.69)	1.65	(0.31)
LESS DISTRIBUTIONS:
From net investment income	(0.28)		(0.21)		(0.15)	(0.24)	(0.23)
From return of capital	—		—		(0.08)	—	(0.04)
Total distributions	(0.28)		(0.21)		(0.23)	(0.24)	(0.27)
Net asset value, end of year	$4.73		$4.39		$4.23	$5.15	$3.74
Total return (B)	14.54	% (G)	9.01%		(13.92)%	45.12%	(7.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,376		$6,169		$6,756	$4,164	$2,485
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	2.26	% (E)	2.18	% (E)	1.99%	2.16%	2.12%
Expenses, net waiver and reimbursement (C)	1.58	% (E)	1.59	% (E)	1.58%	1.58%	1.58%
Net investment income, before waiver and reimbursement (C,D)	5.94%		4.86%		3.22%	4.85%	4.81%
Net investment income, net waiver and reimbursement (C,D)	6.62%		5.45%		3.63%	5.43%	5.35%
Portfolio turnover rate	35%		15%		26%	42%	22%

	Class C
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$4.39		$4.23		$5.14	$3.73	$4.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.27		0.20		0.15	0.21	0.19
Net realized and unrealized gain (loss) on investments	0.31		0.14		(0.87)	1.40	(0.54)
Total from investment operations	0.58		0.34		(0.72)	1.61	(0.35)
LESS DISTRIBUTIONS:
From net investment income	(0.25)		(0.18)		(0.11)	(0.20)	(0.20)
From return of capital	—		—		(0.08)	—	(0.04)
Total distributions	(0.25)		(0.18)		(0.19)	(0.20)	(0.24)
Net asset value, end of year	$4.72		$4.39		$4.23	$5.14	$3.73
Total return (B)	13.46%		8.19%		(14.43)%	44.18%	(8.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,551		$2,834		$3,296	$8,600	$6,455
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	3.01	% (F)	2.93	% (F)	2.74%	2.92%	2.87%
Expenses, net waiver and reimbursement (C)	2.33	% (F)	2.34	% (F)	2.33%	2.33%	2.33%
Net investment income, before waiver and reimbursement (C,D)	5.20%		4.09%		2.61%	4.24%	4.08%
Net investment income, net waiver and reimbursement (C,D)	5.87%		4.68%		2.99%	4.82%	4.62%
Portfolio turnover rate	35%		15%		26%	42%	22%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.26%	2.17%
Expenses, net waiver and reimbursement (C)	1.58%	1.58%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	3.01%	2.92%
Expenses, net waiver and reimbursement (C)	2.33%	2.33%

(G)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

125

	Class I
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$4.38		$4.22		$5.13	$3.73	$4.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.32		0.25		0.19	0.27	0.23
Net realized and unrealized gain (loss) on investments	0.30		0.13		(0.86)	1.38	(0.54)
Total from investment operations	0.62		0.38		(0.67)	1.65	(0.31)
LESS DISTRIBUTIONS:
From net investment income	(0.29)		(0.22)		(0.16)	(0.25)	(0.24)
From return of capital	—		—		(0.08)	—	(0.04)
Total distributions	(0.29)		(0.22)		(0.24)	(0.25)	(0.28)
Net asset value, end of year	$4.71		$4.38		$4.22	$5.13	$3.73
Total return (B)	14.63%		9.32%		(13.57)%	45.31%	(7.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,902		$7,213		$8,702	$7,220	$4,304
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	2.01	% (E)	1.93	% (E)	1.74%	1.91%	1.87%
Expenses, net waiver and reimbursement (C)	1.33	% (E)	1.34	% (E)	1.33%	1.33%	1.33%
Net investment income, before waiver and reimbursement (C,D)	6.23%		5.10%		3.52%	5.39%	5.03%
Net investment income, net waiver and reimbursement (C,D)	6.92%		5.69%		3.93%	5.96%	5.56%
Portfolio turnover rate	35%		15%		26%	42%	22%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.01%	1.92%
Expenses, net waiver and reimbursement (C)	1.33%	1.33%

126

Catalyst/MAP Global Balanced Fund

The following table is intended to help you better understand the Catalyst/MAP Global Balanced Fund’s financial performance for each of the last five fiscal years ended June 30. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended June 30, 2024 and June 30, 2023 have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021		June 30, 2020
Net asset value, beginning of year	$11.44	$11.36	$12.69	$10.95		$11.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.28	0.23	0.22	0.20		0.22
Net realized and unrealized gain (loss) on investments	0.29	0.15	(0.80)	1.74		(0.60)
Total from investment operations	0.57	0.38	(0.58)	1.94		(0.38)
LESS DISTRIBUTIONS:
From net investment income	(0.27)	(0.23)	(0.28)	(0.20)		(0.21)
From net realized gains	(0.32)	(0.07)	(0.47)	(0.00	) (B)	(0.11)
Total distributions	(0.59)	(0.30)	(0.75)	(0.20)		(0.32)
Net asset value, end of year	$11.42	$11.44	$11.36	$12.69		$10.95
Total return (C)	5.20%	3.40%	(4.90)%	17.83%		(3.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,147	$2,219	$2,418	$2,681		$3,502
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.37%	2.27%	2.07%	2.00%		1.95%
Expenses, net waiver and reimbursement (D)	1.22%	1.22%	1.22%	1.22%		1.22%
Net investment income, before waiver and reimbursement (D,E)	1.32%	0.95%	0.95%	0.92%		1.22%
Net investment income, net waiver and reimbursement (D,E)	2.47%	2.00%	1.81%	1.70%		1.95%
Portfolio turnover rate	30%	36%	25%	18%		49%

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021		June 30, 2020
Net asset value, beginning of year	$11.23	$11.18	$12.55	$10.85		$11.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.20	0.14	0.13	0.12		0.13
Net realized and unrealized gain (loss) on investments	0.28	0.15	(0.78)	1.70		(0.58)
Total from investment operations	0.48	0.29	(0.65)	1.82		(0.45)
LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.17)	(0.25)	(0.12)		(0.11)
From net realized gains	(0.32)	(0.07)	(0.47)	(0.00	) (B)	(0.11)
Total distributions	(0.51)	(0.24)	(0.72)	(0.12)		(0.22)
Net asset value, end of year	$11.20	$11.23	$11.18	$12.55		$10.85
Total return (C)	4.43%	2.60%	(5.57)%	16.87%		(3.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,097	$5,217	$5,972	$6,653		$6,249
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	3.12%	3.02%	2.82%	2.75%		2.70%
Expenses, net waiver and reimbursement (D)	1.97%	1.97%	1.97%	1.97%		1.97%
Net investment income, before waiver and reimbursement (D,E)	0.68%	0.17%	0.19%	0.23%		0.47%
Net investment income, net waiver and reimbursement (D,E)	1.83%	1.22%	1.04%	1.01%		1.20%
Portfolio turnover rate	30%	36%	25%	18%		49%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents less than $0.01 per share.

(C)	Total return in the above tables represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

127

	Class I
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021		June 30, 2020
Net asset value, beginning of year	$11.47	$11.39	$12.70	$10.96		$11.67
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.32	0.25	0.25	0.23		0.25
Net realized and unrealized gain (loss) on investments	0.29	0.15	(0.79)	1.74		(0.60)
Total from investment operations	0.61	0.40	(0.54)	1.97		(0.35)
LESS DISTRIBUTIONS:
From net investment income	(0.32)	(0.25)	(0.30)	(0.23)		(0.25)
From net realized gains	(0.32)	(0.07)	(0.47)	(0.00	) (B)	(0.11)
Total distributions	(0.64)	(0.32)	(0.77)	(0.23)		(0.36)
Net asset value, end of year	$11.44	$11.47	$11.39	$12.70		$10.96
Total return (C)	5.55%	3.59%	(4.61)%	18.12%		(3.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,343	$7,525	$8,744	$10,504		$12,763
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.12%	2.02%	1.82%	1.75%		1.70%
Expenses, net waiver and reimbursement (D)	0.97%	0.97%	0.97%	0.97%		0.97%
Net investment income, before waiver and reimbursement (D,E)	1.64%	1.18%	1.16%	1.15%		1.47%
Net investment income, net waiver and reimbursement (D,E)	2.79%	2.23%	2.01%	1.93%		2.20%
Portfolio turnover rate	30%	36%	25%	18%		49%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Represents less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

128

Catalyst/CIFC Senior Secured Income Fund

The following table is intended to help you better understand the Catalyst/CIFC Senior Secured Income Fund’s financial performance for each of the last five fiscal years ended June 30. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended June 30, 2024 and June 30, 2023 have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$9.06	$8.94	$9.62	$9.11	$9.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.78	0.66	0.33	0.28	0.40
Net realized and unrealized gain (loss) on investments	0.21	0.13	(0.69)	0.54	(0.40)
Total from investment operations	0.99	0.79	(0.36)	0.82	0.00
LESS DISTRIBUTIONS:
From net investment income	(0.78)	(0.67)	(0.32)	(0.31)	(0.46)
Total distributions	(0.78)	(0.67)	(0.32)	(0.31)	(0.46)
Net asset value, end of year	$9.27	$9.06	$8.94	$9.62	$9.11
Total return (B)	11.29%	9.12%	(3.91)%	9.08%	(0.06	)% (C,H)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$34,556	$16,572	$23,683	$19,682	$15,341
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D,E)	1.48%	1.55%	1.53%	1.59%	1.66%
Expenses, net waiver and reimbursement (D,E)	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income, before waiver and reimbursement (D,G)	8.13%	6.88%	3.10%	2.52%	3.75%
Net investment income, net waiver and reimbursement (D,G)	8.46%	7.28%	3.48%	2.96%	4.27%
Portfolio turnover rate	103%	84%	95%	180%	231%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$9.03	$8.91	$9.59	$9.08	$9.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.71	0.60	0.26	0.21	0.32
Net realized and unrealized gain (loss) on investments	0.20	0.12	(0.69)	0.54	(0.40)
Total from investment operations	0.91	0.72	(0.43)	0.75	(0.08)
LESS DISTRIBUTIONS:
From net investment income	(0.71)	(0.60)	(0.25)	(0.24)	(0.38)
Total distributions	(0.71)	(0.60)	(0.25)	(0.24)	(0.38)
Net asset value, end of year	$9.23	$9.03	$8.91	$9.59	$9.08
Total return (B)	10.36%	8.32%	(4.63)%	8.30%	(0.81	)% (C,H)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$36,066	$23,226	$21,907	$14,399	$11,716
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D,F)	2.23%	2.30%	2.28%	2.34%	2.41%
Expenses, net waiver and reimbursement (D,F)	1.90%	1.90%	1.90%	1.90%	1.90%
Net investment income, before waiver and reimbursement (D,G)	7.38%	6.26%	2.37%	1.75%	2.95%
Net investment income, net waiver and reimbursement (D,G)	7.72%	6.66%	2.74%	2.19%	3.46%
Portfolio turnover rate	103%	84%	95%	180%	231%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes increase from payments made by affiliated parties of 0.00% for the A shares and 0.11% for the C shares for June 30, 2020 related to the pricing errors reimbursement. Without these transactions, total return would have been (0.81)% for the A shares and (0.92)% for the C shares for June 30, 2020.

(D)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (D)	1.48%	1.55%	1.53%	1.59%	1.66%
Expenses, net waiver and reimbursement (D)	1.15%	1.15%	1.15%	1.15%	1.15%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (D)	2.23%	2.30%	2.28%	2.34%	2.41%
Expenses, net waiver and reimbursement (D)	1.90%	1.90%	1.90%	1.90%	1.90%

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

129

	Class I
	For the	For the		For the		For the	For the
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2024	June 30, 2023		June 30, 2022		June 30, 2021	June 30, 2020
Net asset value, beginning of year	$9.07	$8.94		$9.63		$9.12	$9.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.80	0.68		0.36		0.32	0.41
Net realized and unrealized gain (loss) on investments	0.20	0.14		(0.71)		0.52	(0.40)
Total from investment operations	1.00	0.82		(0.35)		0.84	0.01
LESS DISTRIBUTIONS:
From net investment income	(0.80)	(0.69)		(0.34)		(0.33)	(0.48)
Total distributions	(0.80)	(0.69)		(0.34)		(0.33)	(0.48)
Net asset value, end of year	$9.27	$9.07		$8.94		$9.63	$9.12
Total return (C)	11.44%	9.51%		(3.74	)% (I)	9.34%	0.21	% (D,I)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$396,246	$198,164		$202,444		$121,480	$63,191
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E,F)	1.23%	1.30%		1.28%		1.34%	1.41%
Expenses, net waiver and reimbursement (E,F)	0.90%	0.90%		0.90%		0.90%	0.90%
Net investment income, before waiver and reimbursement (E,H)	8.38%	7.19%		3.39%		2.88%	3.88%
Net investment income, net waiver and reimbursement (E,H)	8.71%	7.59%		3.77%		3.31%	4.39%
Portfolio turnover rate	103%	84%		95%		180%	231%

	Class C-1 (A)
	For the	For the
	Year Ended	Period Ended
	June 30, 2024	June 30, 2023
Net asset value, beginning of year/period	$9.03	$8.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.70	0.45
Net realized and unrealized gain on investments	0.20	0.19
Total from investment operations	0.90	0.64
LESS DISTRIBUTIONS:
From net investment income	(0.71)	(0.45)
Total distributions	(0.71)	(0.45)
Net asset value, end of year	$9.22	$9.03
Total return (C)	10.34%	7.41	% (J)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$590	$1
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E,G)	2.23%	2.51	% (K)
Expenses, net waiver and reimbursement (E,G)	1.90%	1.90	% (K)
Net investment income, before waiver and reimbursement (E,H)	7.26%	6.95	% (K)
Net investment income, net waiver and reimbursement (E,H)	7.58%	7.56	% (K)
Portfolio turnover rate	103%	84	% (J)

(A)	Class C-1 commenced investment operations on November 1, 2022.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes increase from payments made by affiliated parties of 0.11% related to the pricing errors reimbursement for June 30, 2020. Without these transactions, total return would have been 0.10% for June 30, 2020.

(E)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (E)	1.23%	1.30	% (K)	1.28%	1.34%	1.41%
Expenses, net waiver and reimbursement (E)	0.90%	0.90	% (K)	0.90%	0.90%	0.90%

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (E)	2.23%	2.51	% (K)
Expenses, net waiver and reimbursement (E)	1.90%	1.90	% (K)

(H)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(I)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(J)	Not annualized.

(K)	Annualized.

130

Catalyst Enhanced Income Strategy Fund

The following table is intended to help you better understand the Catalyst Enhanced Income Strategy Fund’s financial performance for the fiscal years or period ended June 30 since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year or ended June 30, 2024 and June 30, 2023 have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$9.17		$10.33		$11.21	$11.11	$11.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.62		0.60		0.66	0.73	0.57
Net realized and unrealized gain(loss) on investments	(0.77)		(1.11)		(0.87)	0.08	(0.07)
Total from investment operations	(0.15)		(0.51)		(0.21)	0.81	0.50
LESS DISTRIBUTIONS:
From net investment income	(0.75)		(0.65)		(0.66)	(0.71)	(0.55)
From net realized gains	—		—		(0.01)	—	—
Total distributions	(0.75)		(0.65)		(0.67)	(0.71)	(0.55)
Net asset value, end of year	$8.27		$9.17		$10.33	$11.21	$11.11
Total return (B)	(1.64	)% (C)	(5.06	)% (C)	(2.03)%	7.39%	4.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$17,616		$31,114		$33,489	$34,778	$15,978
Ratios to average net assets
Expenses, before waiver and reimbursement	2.08	% (D)	2.03%		1.99%	2.04%	2.11%
Expenses, net waiver and reimbursement	1.78	% (D)	1.75%		1.75%	1.75%	1.75%
Net investment income, before waiver and reimbursement	6.82%		5.84%		5.81%	6.13%	4.83%
Net investment income, net waiver and reimbursement	7.12%		6.12%		6.05%	6.42%	5.18%
Portfolio turnover rate	13%		29%		57%	58%	94%

	Class C
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$9.12		$10.28		$11.16	$11.07	$11.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.55		0.52		0.58	0.65	0.46
Net realized and unrealized gain (loss) on investments	(0.76)		(1.10)		(0.87)	0.07	(0.05)
Total from investment operations	(0.21)		(0.58)		(0.29)	0.72	0.41
LESS DISTRIBUTIONS:
From net investment income	(0.69)		(0.58)		(0.58)	(0.63)	(0.47)
From net realized gains	—		—		(0.01)	—	—
Total distributions	(0.69)		(0.58)		(0.59)	(0.63)	(0.47)
Net asset value, end of year	$8.22		$9.12		$10.28	$11.16	$11.07
Total return (B)	(2.38	)% (C)	(5.79	)% (C)	(2.74)%	6.61%	3.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,637		$18,626		$27,398	$19,059	$4,605
Ratios to average net assets
Expenses, before waiver and reimbursement	2.83	% (E)	2.78%		2.74%	2.79%	2.86%
Expenses, net waiver and reimbursement	2.53	% (E)	2.50%		2.50%	2.50%	2.50%
Net investment Income, before waiver and reimbursement	6.06%		5.04%		5.06%	5.47%	3.82%
Net investment income, net waiver and reimbursement	6.36%		5.32%		5.30%	5.76%	4.17%
Portfolio turnover rate	13%		29%		57%	58%	94%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above tables represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.05%
Expenses, net waiver and reimbursement	1.75%

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.80%
Expenses, net waiver and reimbursement	2.50%

131

	Class I
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$9.17		$10.33		$11.21	$11.11	$11.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.64		0.62		0.69	0.76	0.57
Net realized and unrealized gain (loss) on investments	(0.77)		(1.11)		(0.87)	0.07	(0.04)
Total from investment operations	(0.13)		(0.49)		(0.18)	0.83	0.53
LESS DISTRIBUTIONS:
From net investment income	(0.77)		(0.67)		(0.69)	(0.73)	(0.57)
From net realized gains	—		—		(0.01)	—	—
Total distributions	(0.77)		(0.67)		(0.70)	(0.73)	(0.57)
Net asset value, end of year	$8.27		$9.17		$10.33	$11.21	$11.11
Total return (B)	(1.39	)% (C)	(4.82	)% (C)	(1.79)%	7.64%	4.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$191,388		$354,447		$480,968	$280,265	$125,800
Ratios to average net assets
Expenses, before waiver and reimbursement	1.83	% (D)	1.78%		1.74%	1.79%	1.86%
Expenses, net waiver and reimbursement	1.53	% (D)	1.50%		1.50%	1.50%	1.50%
Net investment income, before waiver and reimbursement	7.06%		6.05%		6.07%	6.39%	4.82%
Net investment income, net waiver and reimbursement	7.36%		6.33%		6.31%	6.68%	5.17%
Portfolio turnover rate	13%		29%		57%	58%	94%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.80%
Expenses, net waiver and reimbursement	1.50%

132

APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

MERRILL LYNCH

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers on Class A Shares available at Merrill Lynch

●	Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Shares purchased through a Merrill investment advisory program

●	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

●	Shares purchased through the Merrill Edge Self-Directed platform

●	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

●	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

133

●	Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

●	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

●	Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC Waivers on Class A and C Shares available at Merrill Lynch

●	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))

●	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

●	Shares sold due to return of excess contributions from an IRA account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

●	Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Class A Shares Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

●	Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

●	Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

●	Employer-sponsored retirement plans.

134

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. & EACH ENTITY’S AFFILIATES (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in this prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond

135

James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

OPPENHEIMER & CO, INC.

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

-	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

-	Shares purchased by or through a 529 Plan

-	Shares purchased through an OPCO affiliated investment advisory program

-	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

-	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

-	A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC, or the Class C shares have been held for 5 years or more, and the conversion is in line with the policies and procedures of OPCO

-	Employees and registered representatives of OPCO or its affiliates and their family members

-	Directors or Trustees of a Fund, and employees of a Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

-	Death or disability of the shareholder

-	Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus

-	Return of excess contributions from an IRA Account

-	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

-	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

-	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

-	Breakpoints as described in this prospectus.

136

-	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

MORGAN STANLEY WEALTH MANAGEMENT

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management (“Morgan Stanley”) transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

●	Shares purchased through a Morgan Stanley self-directed brokerage account

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

ROBERT W. BAIRD & CO. (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

●	Shares purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

137

●	Shares purchased using the proceeds of redemptions from a Catalyst Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

●	A shareholder in the Funds Class C Shares will have their share converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

●	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

●	Shares bought due to returns of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

●	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in this prospectus

●	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Catalyst assets held by accounts within the purchaser’s household at Baird. Eligible Catalyst assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Catalyst through Baird, over a 13-month period of time

The information disclosed in the appendix is part of, and incorporated in, the prospectus

138

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. August 2021

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●     Social Security number and wire transfer instructions

●     account transactions and transaction history

●     investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

139

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

QUESTIONS? CALL 1-866-447-4228

140

FOR MORE INFORMATION

Several additional sources of information are available to you. The SAI, incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected each Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Funds at 1-866-447-4228 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries. You may also obtain this information from the Funds’ internet site at www.CatalystMF.com.

You may obtain information about the Funds (including the SAI and other reports) on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-21872

141

Catalyst Systematic Alpha Fund Class A: ATRAX Class C: ATRCX Class I: ATRFX
Catalyst/Warrington Strategic Program Fund Class A: CWXAX Class C: CWXCX Class I: CWXIX
Catalyst Buffered Shield Fund Class A: SHIEX Class C: SHINX Class I: SHIIX
Catalyst/Millburn Dynamic Commodity Strategy Fund Class A: DCXAX Class C: DCXCX Class I: DCXIX
Catalyst/Millburn Hedge Strategy Fund Class A: MBXAX Class C: MBXCX Class C-1: MBXFX Class I: MBXIX
Catalyst Nasdaq-100 Hedged Equity Fund Class A: CLPAX Class C: CLPCX Class I: CLPFX
Catalyst/Aspect Enhanced Multi-Asset Fund Class A: CASAX Class C: CASCX Class I: CASIX

PROSPECTUS
NOVEMBER 1, 2024

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

Neither the Commodity Futures Trading Commission nor the Securities and Exchange Commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

i

FUND SUMMARY: CATALYST SYSTEMATIC ALPHA FUND	3
FUND SUMMARY: CATALYST/WARRINGTON STRATEGIC PROGRAM FUND	14
FUND SUMMARY: CATALYST BUFFERED SHIELD FUND	21
FUND SUMMARY: CATALYST/MILLBURN DYNAMIC COMMODITY STRATEGY FUND	30
FUND SUMMARY: CATALYST/MILLBURN HEDGE STRATEGY FUND	41
FUND SUMMARY: CATALYST NASDAQ-100 HEDGED EQUITY FUND	51
FUND SUMMARY: CATALYST/ASPECT ENHANCED MULTI-ASSET FUND	61
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	71
HOW TO BUY SHARES	122
HOW TO REDEEM SHARES	130
VALUING THE FUNDS’ ASSETS	135
DIVIDENDS, DISTRIBUTIONS AND TAXES	135
ADVISOR AND SUB-ADVISORS OF THE FUNDS	136
FINANCIAL HIGHLIGHTS	147
APPENDIX A: INTERMEDIARY SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS	161
PRIVACY NOTICE	168
FOR MORE INFORMATION	170

ii

FUND SUMMARY: CATALYST SYSTEMATIC ALPHA FUND

Investment Objective:

The Fund’s objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 122 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 63 and Waiver of Up-Front Sales Charge on Class A Shares on page 63.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.21%	0.21%	0.21%
Acquired Fund Fees and Expenses[2]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.98%	2.73%	1.73%
Recoupment of Fee Waiver[3]	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.04%	2.79%	1.79%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

[3]	The Fund’s advisor, Catalyst Capital Advisors LLC “(the Advisor”) has contractually agreed to waive advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 2.02%, 2.77% and 1.77% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2025. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$769	$281	$181
3	$1,163	$850	$548
5	$1,582	$1,445	$939
10	$2,743	$3,055	$2,035

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 10% of the average value of its portfolio.

Principal Investment Strategies:

Under normal circumstances, the Fund seeks to provide a total return that exceeds the BNP Paribas Catalyst Systematic Alpha Index III (the “Benchmark”). The Fund seeks excess return, after the impact of fees and expenses, above the Benchmark through investing in (i) securities that provide exposure to the Benchmark (“Benchmark Component”), (ii) securities that provide exposure to strategies of similar nature to the Benchmark component, and (iii) fixed income securities, primarily short-term U.S. corporate bonds issued by publicly traded companies, including real estate investment trusts (“REITs”) and convertible bonds (the “Fixed Income Component”). The Fund generally seeks exposure to the Benchmark by investing in structured notes, non-exchange-traded total return swap contracts, futures contracts and/or forward contracts. These instruments generate returns that approximate the Benchmark’s returns either in whole or through a combination of the Benchmark’s components, with some or all of the Benchmark exposure instruments being held through a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The swap contracts may use the Benchmark or a modified version of the Benchmark, one or more components of the Benchmark, or an unrelated index as the reference asset. The Advisor selects non-Benchmark linked instruments with return that it believes are highly correlated to those of the Benchmark. BNP Paribas (“BNP”) is the index sponsor and index calculation agent.

Benchmark Component

The Advisor executes the Benchmark Component of the Fund’s strategy by investing in structured notes, swap contracts, future contracts and/or forward contracts, with some or all of these instruments being held through the Subsidiary. The Benchmark is an absolute return, multi-risk premia index (i.e., a multi-risk factor index) that attempts to capture various sources of systematic risks in the capital markets, a Quantitative Investment Strategy (“QIS”). Risk premia refers to sources of return derived by accepting risks beyond those inherent in traditional broad market exposures. Risk premia are considered the building blocks of many variable (i.e., non-linear) and hedged investment strategies. Risk premia strategies use publicly traded instruments, tend to have low correlation to equities and bonds as well as to one another, and have historically had persistent positive returns over a variety of market environments and time periods. The multi-risk premia strategy Benchmark seeks absolute returns through risk-balanced exposure to carry, momentum and reversal risk premia across the equity, commodity, forex and fixed income markets and synthetically invests in the components of the eleven pre-existing BNP Paribas Risk Premia Indexes (identified in the table below and collectively the “Underlying Indexes”), which consist of futures on equity indices, commodities, government bonds, and currency forwards. Certain Underlying Indexes may have significant exposure to particular countries or geographic regions and, as a result, the Fund may concentrate its investments in such geographic locations.

Underlying Indexes
BNP Paribas Cross Asset Trend Allocator Index
BNP Paribas Commodity Daily Dynamic Alpha Curve ex-Agriculture and Livestock ER Index
BNP Paribas Equity US Rotation Index
BNP Paribas Commodity Time-Series Backwardation ex-AL Index
BNP Paribas Commodity F3 PR Alpha ex-A&L ER Index
BNP Paribas Dynamic Equity Reversal US LS USD Index
BNP Paribas GALAXY G10 Excess Return USD Index
BNP Paribas GALAXY World Excess Return USD Index
BNP Paribas FX Mean Reversion G10 Selection USD Index
BNP Paribas STEER G10 Series II Excess Return USD Index
BNP Paribas Enhanced Kinetis Money Market Excess Return USD Index

●	Carry Risk Premium: Captures the tendency for higher yielding assets to outperform lower yielding assets over time. Typical Carry Risk Premium strategies include being long high carry assets and short low carry assets.

●	Momentum Risk Premium: Captures the tendency for assets that have performed well in recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly. Typical Momentum Risk Premium strategies include being long historically high performing assets and being short historically low performing assets.

●	Reversal Risk Premium: Captures the behavioral tendency of markets to over exaggerate near-term market corrections. Typical Reversal Premium strategies include being long historically high performing assets and being short historically low performing assets over a short period of time.

The Benchmark uses a rules-based, risk-budget model to dynamically allocate across the various Underlying Indexes and is constructed using a hypothetical portfolio comprised of the Underlying Indexes (the “Daily Portfolio”) based on each Underlying Index’s 252day Historical Volatility, Volatility Budget, and current Daily Portfolio value. The Benchmark’s exposure to each Underlying Index is determined daily and is greater than or equal to 0.

The Benchmark assigns a higher weight to Underlying Indexes exhibiting near-term low volatility and a lower weight to Underlying Indexes exhibiting near-term high volatility in an attempt to maintain a balanced exposure to the risk in each Carry, Momentum, and Reversal Risk Premia. The Benchmark may rebalance its exposure to the Underlying Indexes as frequently as daily to quickly adapt to various market conditions and risk levels.

The Fund may invest in other QIS beyond or in addition to the Benchmark if, in the opinion of the Advisor, the QIS investments position the Fund to outperform the Benchmark over the long term.

Fixed Income Component

The Fund seeks excess return above the Benchmark through active management of a fixed income portfolio. The Fund’s fixed income portfolio invests primarily in short-term U.S. corporate bonds issued by publicly traded companies, including REITs. The Fund may invest in corporate bonds, including convertible bonds of any credit quality (with ratings ranging from AAA to C by S&P Global Ratings or the equivalent by another national recognized statistical ratings organization), effective maturity or modified duration, but intends to hold a majority of the portfolio in investment grade corporate bonds (rated BBB- or higher by S&P Global Ratings or the equivalent by another nationally recognized statistical ratings organization) with an average effective maturity of less than four years and an average duration of less than three and a half. Modified duration measures the change in the value of a bond in response to a 1% change in interest rates. The Fund will not purchase bonds that are in default.

The Advisor uses quantitative and qualitative screening processes to select bonds for investment by the Fund. The Advisor’s quantitative screen focuses on credit metrics including total leverage ratio (total debt/earnings before interest, taxes, depreciation and amortization (“EBITDA”)), EBITDA interest coverage ratio (EBITDA/interest expense), and cash ratio (cash and equivalents/current liabilities). The Advisor’s qualitative review involves an analysis of company fundamentals including business model, competitive advantages, cyclicality of the underlying industry, and addressable market opportunity. The Advisor generally sells bonds if the Advisor believes the bonds no longer offer favorable risk-adjusted return potential. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Investments in Subsidiary

The Advisor executes a portion of the Fund’s strategy by investing up to 25% of its total assets in the Subsidiary. The Subsidiary invests the majority of its assets in structured notes, swap contracts, future contracts and/or forward contracts that seek to track the Benchmark. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Actively Managed Fund Risk. The Fund is actively managed and does not seek to replicate the performance of a Benchmark.

Changing Fixed Income Market Conditions Risk. Interest rate increases could cause the value of any fund that invests in fixed income securities to decrease to the extent that it invests in fixed income securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline.

Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Convertible Securities Risk.  Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. Credit risk may be substantial for the Fund.

Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Derivatives Risk. Even a small investment in derivatives may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), counterparty risk (the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments), and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates.

Equity Security Risk. Equity securities, including common stocks, are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Forwards Risk. Forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk and liquidity risk. If a counterparty defaults and fails to deliver or settle a forward trade, replacing the transaction may be costly. Liquidity risk exists because no organized secondary market exists to trade or dispose of forward obligations.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying investment. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying securities because of temporary, or even long term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on the shares of the Fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks, futures or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Benchmark carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Benchmark’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Structured Note Risk. The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over-the-counter market.  These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices.  The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or events that affect the industry.

Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The costs of investing in swaps will be indirectly paid by the Fund.

Tax Risk.  Certain of the Fund’s investment strategies, including transactions in total return swaps, may be subject to special tax rules, the effect of which may have adverse tax consequences for the Fund. By investing in commodities indirectly through the Subsidiary, the Fund intends to obtain exposure to the commodities markets within the U.S. federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.  The Subsidiary declares and distributes a dividend to the Fund, no less than annually, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Internal Revenue Code of 1986, as amended) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. If the Subsidiary were to fail to make sufficient dividend distributions to the Fund, all or a portion of the income from the Fund’s investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.

Underlying Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. The performance of the Fund is based in part on the prices of one or more of the Benchmark Components in which the Fund indirectly invests. The Benchmark Components are affected by a variety of factors and may change unpredictably, affecting their value and, consequently, the value and the market price of the Fund’s shares.

Wholly-Owned Subsidiary Risk.    By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. Shareholders of the Fund are indirectly subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the Investment Company Act of 1940, as amended, and is not subject to all the investor protections of the act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the total return of the Fund’s Class A shares for each full calendar year since inception. Although Class C and Class I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C shares are different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The performance table shows how the average annual total returns for Class A, Class C and Class I shares compare over time with those of a broad-based market index and the Benchmark. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information and daily NAV is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Performance information for periods prior to November 1, 2022 does not fully reflect the current investment strategy. Consequently, the performance record may be less pertinent for investors considering whether to purchase shares of the Fund.

Catalyst Systematic Alpha Fund Annual Total Returns

For the Years Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 14.20% (quarter June 30, 2023), and the lowest return for a quarter was (13.42)% (quarter ended December 31, 2018). The Fund’s Class A year-to-date return as of September 30, 2024 was 1.16%.

Average Annual Total Returns

(for the periods ended December 31, 2023)

Class A	1 Year	5 Year	Since inception (7/31/2014)
Return Before Taxes	17.13%	15.77%	5.46%
Return After Taxes on Distributions	16.33%	12.97%	4.03%
Return After Taxes on Distributions and Sale of Fund Shares	10.13%	11.19%	3.58%
Class C
Return Before Taxes	23.41%	16.27%	5.30%
Class I
Return Before Taxes	24.60%	17.42%	6.33%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)*	26.29%	15.69%	12.16%
BNP Paribas Catalyst Systematic Alpha Index II (reflects no deduction for fees, expenses or taxes)**	19.21%	17.22%	14.53%

*	The S&P 500 Index is the total return index. This index differs from the “S&P 500” price index by including the contribution of dividends to total return.

**	The BNP Paribas Catalyst Systematic Alpha Index II (the “Benchmark”) was established on April 21, 2022. The index provider has produced historical returns for the Benchmark for periods prior to April 21, 2022 by applying the Benchmark methodology and protocols to historical market data. While believed to be reliable, performance data prior to April 21, 2022 should be considered hypothetical.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Portfolio Managers: David Miller, Chief Investment Officer and Senior Portfolio Manager of the Advisor, and Charles Ashley, Portfolio Manager of the Advisor, serve as the Fund’s portfolio managers. Messrs. Miller and Ashley are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Miller and Mr. Ashley have served the Fund as portfolio managers since 2015 and 2022, respectively.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and tax-deferred plans, such as IRA and 401(k) accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: CATALYST/WARRINGTON STRATEGIC PROGRAM FUND

Investment Objective:

The Fund’s objective is long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 122 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 63 and Waiver of Up-Front Sales Charge on Class A Shares on page 63.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses[2]	0.33%	0.33%	0.33%
Interest/Dividend Expense	0.01%	0.01%	0.01%
Remaining Other Expenses	0.32%	0.32%	0.32%
Acquired Fund Fees and Expenses[3]	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	2.37%	3.12%	2.12%
Fee Waiver and/or Expense Reimbursement[4]	(0.08)%	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.29%	3.04%	2.04%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	Other Expenses” does not include certain litigation expenses incurred by the Fund during the fiscal year ended June 30, 2024. Had such expenses been included, “Other Expenses” would be 0.37%, 0.37% and 0.37% for Class A shares, Class C shares and Class I shares, respectively.

[3]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

[4]	The Fund’s advisor, Catalyst Capital Advisors, LLC (the “Advisor”) has contractually agreed to waive advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses and, extraordinary expenses, such as regulatory inquiry and litigation expenses) at 2.24%, 2.99% and 1.99% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2025 (“Expense Limitation Agreement”). This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$794	$307	$207
3	$1,265	$955	$656
5	$1,761	$1,628	$1,132
10	$3,120	$3,424	$2,445

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 0% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by buying and selling short-term options and option spreads on the Standard & Poor’s 500 Index (“S&P”) futures and holding cash and cash equivalents, including treasury securities and money market mutual funds. An option spread is a strategy where the Fund buys two different options on the S&P, but with different prices or expirations, in order to hedge against declines in the value of the options. The Fund’s investment sub-advisor, Warrington Asset Management, LLC (the “Sub-Advisor”), constructs the Fund’s portfolio based on its opinion of the direction of short-term S&P futures contracts derived from the Sub-Advisor’s technical and fundamental analysis. The Sub-Advisor’s technical analysis focuses on the price movements of the S&P. The Sub-Advisor’s fundamental analysis focuses on macroeconomic events. After the Sub-Advisor establishes what it believes is a cohesive market opinion, various combinations of put and call options on S&P futures contracts are used to express the Sub-Advisor’s bullish, bearish, or neutral opinions. Concurrent with entering a position, the Sub-Advisor employs its risk management strategy that seeks to manage volatility in the Fund’s annual returns and reduce the overall risk of investing in the Fund. Implementing partial hedges early into a market move is a key component of the risk protocol. If the market continues to move against the position, further hedges are implemented. There are times when no hedges are implemented. The risk management strategy establishes a market level at which the Sub-Advisor seeks to eliminate or reduce market exposure depending on market direction. This level is determined at the onset of each trade and is revisited as the option approaches expiration.

After a market position and any hedges are in place, market movement determines the next step in the investment process. The portfolio is adjusted based on whether the options are out-of-the money (i.e., it would be worthless if it expired today), or deep-in-the-money (i.e., it would have value if it expired today). This risk management plan is dynamically monitored and adjusted as needed based on the portfolio managers’ opinions. The risk management plan may not protect against market declines, may limit the Fund’s participation in market gains (particularly when market values increase with high volatility), and may increase portfolio transactions which could reduce gains. The success of the risk management plan depends on the Sub-Advisor’s ability to correctly analyze market conditions and timely implement the Fund’s volatility management techniques.

The Fund also holds a large portion of its assets in cash, money market mutual funds, U.S. treasury securities, and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash and cash equivalents. When a substantial portion of a portfolio is held in cash and cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Futures Risk. The Fund’s use of futures through options involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Sub-Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Managed Volatility Risk. Techniques used by the Sub-Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Sub-Advisor’s ability to correctly analyze and implement the volatility management techniques in a timely manner. The Sub-Advisor’s risk management techniques may fail if an event occurs after market close and the Sub-Advisor cannot execute a trade to reduce the impact of the market move. This may lead to significant losses.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities, options, and futures in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security or futures falls below the strike price. As a seller (writer) of a call option, the Fund will lose money if the value of the security or futures rises above the strike price. If unhedged, the Fund’s written calls and puts expose the Fund to potentially unlimited losses.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Underlying Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Volatility Risk. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the total return of the Fund’s Class A shares for each of the last 10 full-calendar years. Class C shares and Class I shares have similar annual returns to Class A shares because they are invested in the same portfolio of securities; however, the returns for Class C shares and Class I shares are different from Class A shares because Class C shares and Class I shares have different expenses than Class A shares. The performance table shows how the average annual total returns for Class A, Class C and Class I shares compare over time with those of a broad-based market index. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower.

The Fund acquired all of the assets and liabilities of Harbor Assets, LLC (the “Predecessor Fund”) in a tax-free reorganization on August 30, 2013 (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class A shares of the Fund. Prior to January 28, 2020, the Fund was not managed by the Sub-Advisor and prior to April 5, 2020, the Fund had different investment strategies and policies. The Fund’s performance may have been different if the Fund’s portfolio was managed by the Sub-Advisor and managed under the current investment objective, strategies and policies.

Fund performance was materially impacted by a nonrecurring litigation settlement of $1.96 million booked to the Fund on June 19, 2023. The positive impact was $0.1482/share, or 1.65% of the Fund’s NAV.

How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Updated performance information and daily NAV is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Catalyst/Warrington Strategic Program Fund Annual Total Returns

For the Years Ended December 31

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 10.34% (quarter ended March 31, 2014), and the lowest return for a quarter was (16.96)% (quarter ended March 31, 2017). The Fund’s Class A shares year-to-date return as of September 30, 2024 was 2.21%.

Average Annual Total Returns
(For periods ended December 31, 2023)

	1 Year	5 Years	10 Years
Class A
Return Before Taxes	(1.90)%	1.99%	0.26%
Return After Taxes on Distributions**	(2.18)%	1.86%	(0.16)%
Return After Taxes on Distributions and Sale of Fund Shares**	(1.12)%	1.47%	0.12%
Class C
Return Before Taxes	3.41%	2.46%	0.10%
Class I
Return Before Taxes	4.34%	3.49%	1.11%
S&P 500 Index (index reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

After-tax returns for the Fund are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: Warrington Asset Management, LLC serves as the Fund’s sub-advisor.

Portfolio Managers: Scott C. Kimple, Principal and Portfolio Manager of Warrington, and Mark W. Adams, Assistant Portfolio Manager of Warrington, serve as the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Kimple is the Lead Portfolio Manager of the Fund. Messrs. Kimple and Adams have served the Fund in these capacities since January 2020.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for tax deferred plans, such as IRA or 401(k) accounts, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: CATALYST BUFFERED SHIELD FUND

Investment Objective:

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 122 and “Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers” and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 63 and Waiver of Up-Front Sales Charge on Class A Shares on page 63.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.62%	0.62%	0.62%
Interest/Dividend Expense	0.03%	0.03%	0.03%
Remaining Other Expenses	0.59%	0.59%	0.59%
Acquired Fund Fees and Expenses[2]	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	2.19%	2.94%	1.94%
Fee Waiver and Reimbursement [3]	(0.61)%	(0.61)%	(0.61)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	1.58%	2.33%	1.33%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

[3]	The Fund’s advisor, Catalyst Capital Advisors LLC (the “Advisor”) has contractually agreed to waive advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses and, extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.48%, 2.23% and 1.23% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2025. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$726	$236	$135
3	$1,165	$852	$550
5	$1,630	$1,494	$990
10	$2,909	$3,218	$2,215

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 0% of the value of its portfolio.

Principal Investment Strategies:

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in put and call options on exchange traded funds (“ETFs”) that track the S&P 500 Index (“Index ETFs”) and in fixed income securities. At time of purchase, the equity options component’s target allocation is between 0.5% and 7.5%, while the fixed income component’s target allocation is between 92.5% and 99.5%. The equity option component is designed to provide 100% notional exposure to the S&P 500 Index (the “Index”) with a level of hedge on the downside and participation on the upside to a certain cap. Using a combination of put and call options on Index ETFs, the Fund’s investment sub-advisor, Exceed Advisory LLC (the “Sub-Advisor”), initially executes the equity options strategy by seeking to provide an investment vehicle that limits losses to 12.5% when the Index declines in value, and to participate in increases in the Index up to approximately 15%. As the Index increases in value, the strategy seeks to increase the level of hedge on the downside and the cap on the upside by rebalancing or rolling the call and put strike levels in a given maturity to higher strike levels. By rebalancing, the strategy seeks to optimize risk / reward by lowering downside risk (through buying higher strike puts) and increasing upside potential (through selling higher strike calls), thus converting a hard cap to a soft cap. There may be times that the Sub-Advisor determines not to implement the Fund’s hedging strategy.

The fixed income component is designed to return a yield that is used to assist in purchasing the equity option component. The equity options strategy is intended to provide investment returns that are correlated with, but less volatile than, those of the Index. Although the option strategy includes a leverage component, the strategy also limits the Fund’s participation in Index gains.

Equity Options Component

The equity options strategy consists of exchange traded equity options. Options selected for the equity component generally have a duration of approximately one year.

Put Options Sub-Component

Put options allow the purchaser, for a premium, to “put” a security to the seller of the option at a strike price. Put options are selected for the Fund to target participation in the Index if the Index decreases down to a maximum floor of 12.5% by selecting a short put whose strike price equals the current value of the Index and a long put whose strike price is below the current value of the Index. The Fund’s purchases and sales of put options result in “put spreads,” which are intended to allow the Fund to mitigate losses in the equity options component when the Index declines by more than 12.5% during the terms of the put spreads. The put spreads do not guard the Fund against Index losses in the equity options component of less than 12.5%, and only seeks to guard against such losses during the terms of the put spreads. All other losses in the equity options component will be borne by the Fund and shareholders. There is no guarantee that the put spreads will limit the losses in the equity options component to 12.5%. Put options do not protect against losses in the fixed income component of the Fund’s strategy.

Call Options Sub-Component

Call options allow the purchaser, for a premium, to “call” away a security from the seller of the option at a particular price, called the “strike price.” Normally, a buyer calls away a security at the strike price if the security’s market price is greater than the strike price. The call options are selected to target participation in the Index if the Index increases up to a maximum cap by selecting a long call whose strike price equals the current value of the Index and a short call whose strike price is above the current value of the Index. In this way, the Fund seeks to participate with the market up to the maximum cap. The Fund’s purchases and sales of call options result in “call spreads,” which are intended to allow the Fund to participate in increases in the Index up to approximately 15% during the terms of the call spreads.

The objective of the call options is to provide market participation up to the maximum cap while the objective of the put options is to provide a floor to negative performance and thereby limit exposure in a materially bearish environment. However, there is no guarantee that put and call options will limit the Fund’s losses in the equity options component.

Fixed Income Component

The fixed income component of the Fund’s portfolio consists of domestic short to medium term, investment grade, fixed coupon, senior or subordinated corporate bonds, and government securities with a typical maturity of 5 years or less, or ETFs that invest primarily in such securities. The Fund typically invests primarily in corporate debt. Fixed income securities are selected by identifying the highest yielding securities among a peer group with similar credit quality and maturity while also ensuring portfolio diversification in terms of credit rating and industry.

Although the Fund’s strategy seeks to provide protection for large losses in the equity portion of the portfolio, an investor can still lose money on the fixed income portion such that the total loss in the portfolio as a whole could be more than the targeted 12.5%.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The price of a fixed income security tends to drop if the rating of the underlying issuer drops and the probability of the failure to pay principal and interest increases.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Equity Options Strategy Risk. Although the equity options strategy is intended to manage volatility, it may not protect against market declines, may limit the Fund’s participation in market gains (particularly during periods when market values are increasing or market volatility is high), may increase portfolio transaction costs which could result in losses or reduction in gains, may not be successful and is subject to the Sub-Advisor’s ability to correctly analyze and implement the Fund’s equity options strategy.

Equity Security Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Exchange Traded Funds (“ETFs”) Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Fixed-Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities.

Leverage Risk. Using leverage can magnify the Fund’s potential for gain or loss and; therefore, amplify the effects of market volatility on the Fund’s share price. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, options or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Options Market Risk. Markets for options may not always operate on a fair and orderly basis. At times, prices for options may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the Fund’s options strategy. This strategy involves the sale and purchase of call and put options. A seller (writer) of a call option will lose money if the underlying security on which the option was written increases in value to a level above the strike price of the sold option plus the premium received. Since there is no limit on how high a value of an entity can go, there is material risk in being short a call with no offsetting position. A seller (writer) of a put option will lose money if the underlying security on which the option was written decreases in value to a level below the strike price of the sold option less the premium received. The seller of a put option is limited to losing the difference between the strike price less premium received and $0 reflecting a full loss of all value for the underlying security. A seller of an option can be liquidated if the value of the underlying security advances enough in the case of a call option or declines enough in the case of a put option given there are no offsetting positions or enough capital to offset the unrealized losses. In a liquidation event, one should expect material realized losses.

A buyer of a call or put option risk the loss of the entire premium invested in the option. If the underlying security is not above the strike price at maturity of a call or not below the strike price at maturity of a put, the option will expire worthless.

Between maturity of an option and point of purchase or writing of an option, a number of market forces can significantly and adversely affect the value of said option inclusive of changes in volatility, interest rates, dividend rates and price of the underlying security.

Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk, and sub-strategy risk among other risks.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Although Class A and Class C shares have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A shares and Class C shares are lower than Class I shares because Class A and Class C shares have different expenses than Class I shares. The performance table compares the performance of the Fund’s Class I, Class A and Class C shares over time to the performance of a broad-based market index. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower.

The Fund acquired all of the assets and liabilities of Exceed Defined Shield Index Fund, a series of Forum Funds, (the “Predecessor Fund”) in a tax-free reorganization on September 1, 2017 (the “Reorganization”). In connection with this Reorganization, shares of the Predecessor Fund’s Investor Shares and Institutional Shares were exchanged for Class A shares and Class I shares of the Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below for periods prior to September 1, 2017 reflects the historical performance of the Predecessor Fund shares. Neither Investor Class nor Institutional Class shares of the Predecessor Fund charged a sales load and, therefore, the impact of a sales load is not reflected in the Fund’s performance for the periods prior to September 1, 2017. Additionally, because the 1 Year Average Annual Total Returns assume investment in the Fund on December 31, 2016, which was prior to the Reorganization, the impact of a sales load is not reflected in the performance information provided.

How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Catalyst Buffered Shield Fund Annual Total Returns

For the Years Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 9.68% (quarter ended March 31, 2019), and the lowest return for a quarter was (11.45)% (quarter ended December 31, 2018). The Fund’s Class I year-to-date return as of September 30, 2024 was 12.23%.

Average Annual Total Returns
(for the periods ended December 31, 2023)

Class I	1 Year	5 Year	Since inception (4/14/2015)
Return Before Taxes	14.02%	6.57%	5.03%
Return After Taxes on Distributions	12.86%	4.28%	2.57%
Return After Taxes on Distributions and Sale of Fund Shares	8.29%	4.16%	2.80%
Class A
Return Before Taxes	7.17%	5.05%	4.05%
	1 Year	5 Year	Since inception (9/5/2017)
Class C
Return Before Taxes	12.91%	5.50%	4.21%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	11.96% (Since 4/14/2015) 13.03% (Since 9/5/2017)

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class I shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: Exceed Advisory LLC, serves as the Fund’s investment sub-advisor.

Portfolio Manager: Joseph Halpern, Portfolio Manager of the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund. Mr. Halpern has served the Fund in this capacity since the Fund’s inception in 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for tax-deferred plans, such as IRA or 401(k) accounts; $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: CATALYST/MILLBURN DYNAMIC COMMODITY STRATEGY FUND

Investment Objective:

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 122 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 63 and Waiver of Up-Front Sales Charge on Class A Shares on page 63.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	2.05%	2.05%	2.05%
Acquired Fund Fees and Expenses[2]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	4.07%	4.82%	3.82%
Fee Waiver and Reimbursement [3]	(1.81)%	(1.81)%	(1.81)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.26%	3.01%	2.01%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

[3]	The Fund’s advisor, Catalyst Capital Advisors LLC (“the Advisor”) has contractually agreed to waive advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a), interest and (b) dividends on securities sold short; taxes; underlying fund expenses; and, extraordinary expenses, such as regulatory inquiry and litigation expenses) at 2.24%, 2.99% and 1.99% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2025. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$791	$304	$204
3	$1,586	$1,289	$1,000
5	$2,397	$2,277	$1,815
10	$4,490	$4,764	$3,939

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 112% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a portfolio comprised of exposures to:

●	Futures and options on futures (the “Futures Component”); and

●	Common stocks (the “Equity Component”)

Futures Component

The Futures Component allocates among metals, energy, emission rights, agricultural, and other natural or industrial resource commodities using proprietary signals from Millburn Ridgefield Corporation (the “Sub-Advisor”). The Futures Component generally holds long and/or short positions or swaps on futures contracts or indices (directly or indirectly), but may also hold long positions in options on futures contracts or indices, and maintains cash and cash equivalents to be utilized as margin or collateral. The strategy is intended to provide long-term, strategic exposure to global commodity markets, while allowing for adjustments based on shorter-term market conditions. Investments may be made long or short in domestic and foreign markets, including emerging markets. Investment in these instruments may be made directly or indirectly by investing through the Fund’s Subsidiary (as described below). The Fund invests up to 60% of its assets in the Futures Component, of which approximately 80% is expected to be in cash, cash equivalents, short and medium-term U.S. treasury bills, notes and bonds (including inflation-linked instruments) and exchange-traded funds that primarily invest in treasury instruments (including inflation-linked instruments); and approximately 20% is expected to be in collateral (including cash, cash equivalents, short-term U.S. treasury bills, notes and bonds) for futures positions. The Sub-Advisor utilizes active, proprietary trading systems to determine allocations subject to pre-determined ranges (the net assets in the Futures Component are allocated among positions with a face value ranging from a net minimum 50% (short) to a net maximum 150% (long) of standard capital allocations to each traded market). The Sub-Advisor’s trading systems generate buy or sell decisions based on the analysis of technical market information (such as price, liquidity, and transaction costs) and/or non-price economic variables (such as economic statistics and supply/demand measures). The trading systems analyze these factors over a time spectrum that ranges from several minutes to multiple years. The Sub-Advisor analyzes additional factors to allocate the portfolio including, but not limited to: profitability of an asset class or market, liquidity of a particular market, desired diversification among markets and asset classes, transaction costs, and exchange regulations. The allocations are generally reviewed monthly, although changes may occur more or less frequently.

Equity Component

The Equity Component allocates among common stocks, exchange-traded funds (“ETFs”) that primarily invest in common stocks, and swaps on these instruments. These are selected by the Sub-Advisor based on diversification value, liquidity, and other criteria. The Equity Component is intended to provide long-term, strategic exposure to a number of U.S. and international equity markets and securities in sectors related to: commodities, commodities brokerage, agriculture, farmland, timber, utilities, infrastructure, natural resources, and renewable resources. Securities may be of any market capitalization, sector and geographic location (including emerging markets). The Fund invests up to 60% of its assets in the Equity Component. Equity Component investments are made on a long-only basis.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Investments in Subsidiary

The Sub-Advisor executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invests the majority of its assets in commodity-related futures and options on futures. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash and cash equivalents. When a substantial portion of a portfolio is held in cash and cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Derivatives Risk. Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss),and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. There may also be less reliable or publicly available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Foreign Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Futures Contract Risk. The successful use of futures contracts draws upon the Advisor’s or Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s or Sub-Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Large Capitalization Stock Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. Using derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities and derivatives (including options) in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. If unhedged, the Fund’s written calls expose the Fund to potentially unlimited losses.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Sector Exposure Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Agricultural Sector Risk. Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture companies, could adversely impact the Fund’s investments. Soft commodities, grains and livestock production and trade flows are significantly affected by government policies and regulations.

Commodity Broker Sector Risk. Declining commodity trading volume, government regulation, interest rates, cost of capital, imperfect hedging, and counterparty credit losses may adversely affect commodities brokers.

Farmland Sector Risk. Farmland operations are subject to adverse changes in the political or regulatory climate in states or specific counties. Geographic concentration of properties makes farmland more susceptible to adverse weather, economic or regulatory changes, or developments. Lessors of land may default due to crop failure, excessive leverage, delays in development due to a number of factors, including weather, labor disruptions, regulatory approvals, acts of terror or other acts of violence, or acts of God (such as fires, earthquakes, or floods).

Infrastructure Sector Risk. General risks of infrastructure development companies include the general state of the economy, intense competition, consolidation, domestic and international politics, and excess capacity. In addition, infrastructure development companies may also be significantly affected by overall capital spending levels (including both private and public sector spending), economic cycles, technical obsolescence, delays in modernization, labor relations and government regulations.

Natural Resources Sector Risk. The value of securities issued by companies in the natural resources sector may decline for many reasons, including changes in commodity prices, changes in government regulation, environmental damage claims, changes in exchange rates or depletion of natural resources.

Renewable Energy Sector Risk. Securities of companies in the renewable energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, the success of project development and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for renewable energy products and services in general, may adversely affect the Fund’s performance. Obsolescence of existing technology, short product cycles, falling prices and profits, the supply of, and demand for, oil and gas, the price of oil and gas, competition from new market entrants and general economic conditions can significantly affect the renewable energy sector.

Timber and Forestry Sector Risk. The timber and forestry sector is affected by changes in international economic conditions, interest rates, weather cycles, changing demographics, environmental conditions and government regulations, among other factors.

Utilities Sector Risk. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures.

Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

Small and Mid Capitalization Company Risk. To the extent the Fund invests in the stocks of small and mid sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The costs of investing in swaps will be indirectly paid by the Fund.

Tax Risk. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments, including securities of Underlying Pools will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Wholly-Owned Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. Shareholders of the Fund are indirectly subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the Investment Company Act of1940, as amended (the “1940 Act”) and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Performance:

The bar chart and accompanying table shown below provides an indication of the risks of investing in the Fund. The bar chart shows the total return of its Class A shares for each full calendar year since inception. Although Class C and Class I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares are different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The performance table shows how the average annual total returns for Class A, Class C and Class I shares compare over time with those of a broad-based market index and a supplemental index. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information and daily NAV is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Prior to June 1, 2021, the Fund was not managed by the Sub-Advisor and had different investment strategies and policies. The Fund’s performance may have been different if the Fund’s portfolio was managed by the current Sub-Advisor and managed under the current investment objective, strategies and policies. Consequently, the performance record may be less pertinent for investors considering whether to purchase shares of the Fund.

Catalyst/Millburn Dynamic Commodity Strategy Annual Total Returns

for the Years Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 37.98% (quarter ended March 31, 2022), and the lowest return for a quarter was (9.25)% (quarter ended June 30, 2022). The Fund’s Class A year-to-date return as of September 30, 2024 was 5.77%.

Average Annual Total Returns

(for the periods ended, December 31, 2023)

Class A	1 Year	5 Year	Since inception (9/30/2015)
Return Before Taxes	(12.65)%	(0.89)%	1.00%
Return After Taxes on Distributions	(12.66)%	(2.34)%	(0.05)%
Return After Taxes on Distributions and Sale of Fund Shares	(7.49)%	(1.18)%	0.37%
Class C
Return Before Taxes	(8.12)%	(0.47)%	0.97%
Class I
Return Before Taxes	(7.21)%	0.52%	1.97%
S&P 500 Index	26.29%	15.69%	13.74%
Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes)	(7.91)%	7.23%	3.04%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: Millburn Ridgefield Corporation, serves as the Fund’s investment sub-advisor.

Portfolio Managers: Harvey Beker, Chairman and a Director of the Sub-Advisor; Barry Goodman, Co-Chief Executive Officer and Executive Director of Trading of the Sub-Advisor, Grant Smith, Co-Chief Executive Officer and Co-Chief Investment Officer of the Sub-Advisor and Michael Soss, PhD, Co-Chief Investment Officer of the Sub-Advisor, are the Fund’s Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Becker, Goodman and Smith have served the Fund in this capacity since June 2021. Dr. Soss has served the Fund in this capacity since March 2024.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for tax-deferred plans, such as IRA and 401(k) accounts, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: CATALYST/MILLBURN HEDGE STRATEGY FUND

Investment Objective:

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 122 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 63 and Waiver of Up-Front Sales Charge on Class A Shares on page 63.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class C-1	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a %of the lesser of the NAV of the shares redeemed or the original purchase price)	1.00%[1]	None	1.00%[2]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%	1.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.19%	0.19%	0.19%	0.19%
Interest/Dividend Expense	0.01%	0.01%	0.01%	0.01%
Remaining Other Expenses	0.18%	0.18%	0.18%	0.18%
Acquired Fund Fees and Expenses[3]	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	2.28%	3.03%	3.03%	2.03%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	Maximum Deferred Sales Charge on Class C-1 shares applies to shares sold within 12 months of purchase.

[3]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class C-1	Class C-1	Class I
			(if you redeemed your shares)	(if you did not redeem your shares)
1	$793	$306	$406	$306	$206
3	$1,246	$936	$936	$936	$637
5	$1,725	$1,591	$1,591	$1,591	$1,093
10	$3,040	$3,346	$3,346	$3,346	$2,358

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 48% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing in a portfolio comprised of (i) futures contracts, forward and spot contracts, and/or options on futures contracts on or related to the following sectors: currencies, interest rate instruments, stock indices, metals, energy and agricultural commodities, (the “Futures Component”) and (ii) equity exchange traded funds (“ETFs”), currently implemented via a portfolio of ETFs, but may also be implemented and/or augmented by single-name or baskets of equity securities, and common stocks (the “Equity Component”), intended to capitalize on the non-correlated, long term historical performance of the equities and managed futures asset classes The Fund also holds a large portion of its assets in cash, money market mutual funds, U.S. Treasury Securities, and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments.

Futures Component

The Futures Component of the Fund’s portfolio may hold long and short positions on futures contracts, forward contracts and options on futures contracts, or swaps on the preceding, and maintains cash and cash equivalents to be utilized as margin or collateral. The Fund invests 30% to 70% of its assets in the Futures Component. The Futures Component of the Fund’s assets are allocated among various asset classes including equity, fixed income, commodities and currencies. Investments may be made in domestic and foreign markets, including emerging markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below).

The Fund’s sub-advisor, Millburn Ridgefield Corporation (the “Sub-Advisor”), utilizes a set of proprietary trading systems, developed by the Sub-Advisor to determine the Fund’s asset allocations. The trading systems generate buy or sell decisions in a particular market based on the analysis of technical market information (such as price, liquidity, and transaction costs) and/or non-price economic variables (such as economic statistics, interest rates, and supply/demand measures). The trading systems analyze these factors over a broad time spectrum that may range from several minutes to multiple years. The Sub-Advisor analyzes a number of additional factors in determining how the markets traded are allocated in the portfolio including, but not limited to: profitability of an asset class or market; liquidity of a particular market; professional judgement; desired diversification among markets and asset classes; transaction costs; exchange regulations and depth of market. Decisions whether to trade a particular market require the exercise of judgment. The decision not to trade certain markets for certain periods, or to reduce the size of a position in a particular market, may result at times in missing significant profit opportunities. The allocations are reviewed at least monthly, although changes may occur more or less frequently.

Equity Component

The Equity Component is intended to provide the Fund’s portfolio with long-term, strategic exposure to a number of U.S. and international liquid equity securities. The companies held by the Fund and the ETFs held by the Fund may be of any market capitalization, sector and geographic location (including emerging markets). The Fund invests 30% to 70% of its assets in the Equity Component. The Fund’s Equity Component investments are taken on a relatively passive, long-only, “buy-and-hold” basis.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Investments in Subsidiary

The Sub-Advisor executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”).  The Subsidiary invests the majority of its assets in commodities and other futures contracts.  The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash and cash equivalents. When a substantial portion of a portfolio is held in cash and cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Derivatives Risk. Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Emerging Market Risk.  Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid. There may also be less reliable or publicly available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Foreign Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Forwards Risk. Forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk and liquidity risk. If a counterparty defaults and fails to deliver or settle a forward trade, replacing the transaction may be costly. Liquidity risk exists because no organized secondary market exists to trade or dispose of forward obligations.

Futures Contract Risk. The successful use of futures contracts draws upon the Advisor’s or Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s or Sub-Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. Rising interest rates may pose a heightened risk to the Fund’s longer-term fixed income securities.

Leverage Risk. Using derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk. Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  Because they are unhedged, the Fund’s written calls expose the Fund to potentially unlimited losses.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

Tax Risk. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Underlying Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund.

Wholly-Owned Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. Shareholders of the Fund are indirectly subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each of the last ten full calendar years. Although Class A, C and Class C-1 shares have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A, Class C and Class C-1 shares are different from Class I shares because Class A, Class C and Class C-1 shares have different expenses than Class I shares. The performance table compares the performance of the Fund’s Class I, Class A, Class C and Class C-1 shares over time to the performance of a broad-based market index, as well as a hedge fund index comprised of funds with similar objectives as the Fund and a treasury bill index. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower.

The Fund acquired all of the assets and liabilities of Millburn Hedge Fund, L.P. (the “Predecessor Fund”) in a tax-free reorganization on December 28, 2015 (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below for periods prior to December 28, 2015 reflects the historical performance of the Predecessor Fund.

How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Updated performance information and daily NAV is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Catalyst/Millburn Hedge Strategy Fund Annual Total Returns

for Years Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 12.20% (quarter ended June 30, 2020), and the lowest return for a quarter was (23.74)% (quarter ended March 31, 2020). The Fund’s Class I year-to-date return as of September 30, 2024 was 8.41%.

Average Annual Total Returns

(For periods ended December 31, 2023)

	1 Year	5 Year*	10 Year*
Class I
Return Before Taxes	(0.67)%	7.22%	8.75%
Return After Taxes on Distributions**	(1.39)%	5.72%	7.68%
Return After Taxes on Distributions and Sale of Fund Shares**	(0.23)%	5.04%	6.69%
	1 Year	5 Year*	Since Inception* (12/28/2015)
Class A
Return Before Taxes	(6.62)%	5.70%	6.93%
Class C
Return Before Taxes	(1.66)%	6.16%	6.92%
	1 Year	5 Year*	Since Inception* (10/30/2020)
Class C-1
Return Before Taxes	(1.65)%		10.94%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03% (10 Year) 13.14% (Since 12/28/2015) 14.44% (Since 10/30/2020)
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	5.04%	1.89%	1.26% (10 Year) 1.56% (Since 12/28/2015) 2.06% (Since 10/30/2020)
Credit Suisse Managed Futures Index (reflects no deduction for fees, expenses or taxes)	(2.78)%	6.82%	3.89% (10 Year) 2.82% (Since 12/28/2015) 9.39% (Since 10/30/2020)

*	Includes the effect of performance fees paid by the investors of the Predecessor Fund.

**	After Tax Returns for Class I shares are for the period beginning December 29, 2015. As a result of the different tax treatment of the Predecessor Fund, we are unable to show the after-tax returns for the Predecessor Fund. The Predecessor Fund did not have a distribution policy. It was an unregistered limited liability partnership, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions. After tax returns shown are a blend of after tax returns from December 29, 2015 and returns before taxes for preceding periods.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class I shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: Millburn Ridgefield Corporation is the Fund’s investment sub-adviser (“the Sub-Advisor”).

Portfolio Managers: Harvey Beker, Chairman and a Director of the Sub-Advisor; Barry Goodman, Co-Chief Executive Officer and Executive Director of Trading of the Sub-Advisor, Grant Smith, Co-Chief Executive Officer and Co-Chief Investment Officer of the Sub-Advisor and Michael Soss, PhD, Co-Chief Investment Officer of the Sub-Advisor are the Fund’s Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Becker, Goodman and Smith have served the Fund as Portfolio Managers since the Fund commenced operations in December 2015. Dr. Soss has served the Fund as Portfolio Manager since March 2024.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and tax-deferred plans, such IRA and 401(k) accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: CATALYST NASDAQ-100 HEDGED EQUITY FUND

Investment Objective:

The Fund’s objective is long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 122 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 63 and Waiver of Up-Front Sales Charge on Class A Shares on page 63.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.10%	1.10%	1.10%
Interest/Dividend Expense	0.10%	0.10%	0.10%
Remaining Other Expenses	1.00%	1.00%	1.00%
Acquired Fund Fees and Expenses[2]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	2.63%	3.38%	2.38%
Fee Waiver and Reimbursement [3]	(0.76)%	(0.76)%	(0.76)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	1.87%	2.62%	1.62%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

[3]	The Fund’s advisor, Catalyst Capital Advisors LLC (the “Advisor”) has contractually agreed to waive advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs such as (a) interest and (b) dividends on securities sold short; underlying fund expenses; taxes and, extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.74%, 2.49% and 1.49% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2025. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$754	$265	$165
3	$1,277	$968	$670
5	$1,826	$1,695	$1,202
10	$3,315	$3,616	$2,658

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 35% of the average value of its portfolio.

Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities that constitute the NASDAQ-100 Index® (“NDX”). For the purpose of this 80% policy, equity securities that constitute the NDX include the common stock of companies comprising the NDX; exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”) that track the NDX; and futures and options on futures on the NDX. The Fund considers its investment in derivatives when determining its compliance with this policy. The Fund generally invests in common stock using a near replication methodology, meaning it seeks to invest in most of the companies comprising the NDX in near proportion to the weightings in the NDX. The NDX is a large-capitalization growth index comprised of the 100 largest domestic and international (including emerging markets) non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The NDX is concentrated in the technology sector.

The Fund seeks to hedge the majority of NDX risk by investing up to 20% of its assets in futures contracts on the Cboe Volatility Index® (the “VIX Index”) or other volatility-related products; options on the index futures; and in cash and cash equivalents, including U.S. Treasury obligations, as a volatility overlay. Volatility is the variation of the trading price over a period of time. The VIX Index is a measure of the stock market’s expectation of volatility based on S&P 500 Index options. The VIX Index is calculated based on roughly 30-day expiring S&P 500 Index options. The Fund may hold both long and short positions in the index futures at the same time.

The Fund invests a portion of its assets in VIX futures or other volatility-related products utilizing the same methodology as the Equity Armor Investments VOL 365 Trading Strategy (the “EAVOL Trading Strategy”), a strategy based on a proprietary VIX futures trading strategy that seeks to correlate to VIX futures returns. The Fund primarily invests in VIX futures or other volatility-related products and seeks to achieve high correlation to the return of the EAVOL Trading Strategy for this component of the Fund’s portfolio. The EAVOL Trading Strategy was created by the Fund’s investment sub-advisor, Equity Armor Investments, LLC (the “Sub-Advisor”), and is constructed pursuant to a rules-based volatility analysis that identifies investments that present the least potential for time decay (i.e., the decline in the value of a contract over the passage of time) while maintaining the highest correlation to VIX futures price movement each day. Historically, VIX futures negatively correlate to equity price movement. Therefore, the EAVOL Trading Strategy may appreciate during times of downward equity prices or when market forecasts expect movement in equity prices. Likewise, when equity prices appreciate or when the market does not expect movement in equity prices, the EAVOL Trading Strategy is likely to decline in value. Volatility analysis includes the study of price, momentum, future curves, as well as recurring price patterns. The EAVOL Trading Strategy consists primarily of VIX futures. The components of the EAVOL Trading Strategy are adjusted on a daily basis. The Fund adjusts this component of the portfolio on a daily basis in order to closely track the EAVOL Trading Strategy.

The Sub-Advisor may, during times of high market volatility, choose to trade securities related to the VIX Index, such as S&P 500 Index futures, options on S&P 500 and NASDAQ-100 Index or XND futures and options, and VIX options, in order to achieve the volatility overlay to the Fund’s equity exposure, if the Sub-Advisor determines that such instruments provide greater access to volatility and, at such time, the EAVOL Trading Strategy. The use of S&P 500 Index futures and options thereon will typically be used in adverse market conditions. Because S&P 500 Index options provide a proxy for the VIX index and VIX futures, S&P 500 Index options correlate to VIX futures. Because S&P 500 Index futures and options thereon eventually settle into the S&P 500 Index monthly expiration, the Sub-Advisor may choose to trade such securities in place of, or in addition to, index futures.

The volatility overlay aims to minimize possible losses that are common in stock indexes so that investors might be able to ride-out market swings in pursuit of their long-term investment objectives. The volatility overlay has an associated cost. If the NDX rises for a long period of time, the Fund may never show any gains. The Fund’s strategy has no annualized target for the level of volatility it seeks to achieve under normal circumstances. There may be times that the Sub-Advisor determines not to implement the Fund’s volatility hedging strategy.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash and Cash Equivalents Risk: At any time, the Fund may have significant investments in cash and cash equivalents. When a substantial portion of a portfolio is held in cash and cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Emerging Markets Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. There may also be less reliable or publicly available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies.

Equity Security Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances. Shareholders of the Fund will bear the expenses of the Fund’s investment in ETFs as well as the Fund’s own operating expenses.

Exchange Traded Notes Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Futures Contract Risk: The successful use of futures contracts draws upon the Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on the Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) the Sub-Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (f) the possibility that the counterparty will default in the performance of its obligations; and (g) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.

Large Capitalization Stock Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. Using derivatives like options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Managed Volatility Risk. Techniques used by the Sub-Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Sub-Advisor’s ability to correctly analyze and implement the volatility management techniques in a timely manner.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks, options or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Options Market Risk. Markets for options may not always operate on a fair and orderly basis. At times, prices for options may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the Fund’s use of options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Conversely, as a seller (writer) of a call option or put option, the Fund will lose money if the value of the underlying reference instrument rises above (written call option) or falls below (written put option) the respective option’s strike price. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Further, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund’s portfolio securities. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk (the risk that an option’s returns will deviate from a benchmark) and sub-strategy risk (the risk that hedging sub-strategies will not perform as expected).

Sector Exposure Risk. Sector exposure risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel.

Short Position Risk. The Fund will incur a loss as a result of a short position, in securities or futures, if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Losses due to short sales are potentially unlimited. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Advisor’s ability to accurately anticipate the future value of a security or instrument.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. Market conditions in which significant price movements develop, but then repeatedly reverse, could cause substantial losses due to prices moving against the Fund’s long or short positions (which are based on prior trends). The performance of the Fund is based in part on the prices of one or more of the VIX Futures or other volatility products in which the Fund invests. Each of the equity securities held by the Fund and the volatility products are affected by a variety of factors and may change unpredictably, affecting the value of such equity securities and volatility products and, consequently, the value and the market price of the Fund’s shares.

Performance:

The bar chart shown below provides an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year. Although Class C and Class I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares are different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The table shows average annual total returns for Class A, Class C and Class I shares and how the Fund’s average annual returns compare over time with those of a broad-based market index and a supplemental index. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. The Fund’s investment strategy changed on October 1, 2020. Prior to October 1, 2020, the Fund was managed by a different sub-advisor with different investment strategies and policies. The performance data below for periods prior to October 1, 2020 reflects a different investment strategy. Consequently, the performance record may be less pertinent for investors considering whether to purchase shares of the Fund. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Catalyst Nasdaq-100 Hedged Equity Fund Annual Total Returns

for Years Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 15.30% (quarter ended March 31, 2023), and the lowest return for a quarter was (19.33)% (quarter ended June 30, 2022). The Fund’s Class A year-to-date return as of September 30, 2024 was 8.70%.

Average Annual Total Returns
(for the periods ended December 31, 2023)

Class A	1 Year	5 Year	10 Year
Return Before Taxes	28.06%	4.81%	3.81%
Return After Taxes on Distributions	28.06%	4.16%	2.74%
Return After Taxes on Distributions and Sale of Fund Shares	16.61%	3.47%	2.47%
Class C
Return Before Taxes	34.70%	5.25%	3.60%
	1 Year	5 Year	Since Inception (6/6/2014)
Class I
Return Before Taxes	36.16%	6.31%	4.15%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03% (10 years) 11.87% (Since 6/6/2014)
NASDAQ – 100 Total Return Index (reflects no deduction for fees, expenses or taxes)	55.13%	22.66%	17.91% (10 years) 18.03% (Since 6/6/2014)

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: Equity Armor Investments, LLC, serves as the Fund’s investment sub-advisor.

Portfolio Managers: Brian Stutland, Managing Partner, Chief Investment Officer and Chief Compliance Officer of the Sub-Advisor; Afshin Luke Rahbari, Managing Member and a Portfolio Manager of the Sub-Advisor; and Joseph Tigay, Chief Trading Officer and a Portfolio Manager of the Sub-Advisor, serve as the Fund’s Portfolio Managers and are primarily responsible for the day-to-day management of the Fund. Mr. Rahbari is the Fund’s Lead Portfolio Manager. Messrs. Stutland, Rahbari, and Tigay have served the Fund as Portfolio Managers since September 2020.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for tax-deferred plans, such as IRA and 401(k) accounts, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: CATALYST/ASPECT ENHANCED MULTI-ASSET FUND

Investment Objective:

The Fund’s objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 122 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 63 and Waiver of Up-Front Sales Charge on Class A Shares on page 63.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.32%	1.32%	1.26%
Acquired Fund Fees and Expenses[2]	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	3.38%	4.13%	3.07%
Fee Waiver and/or Expense Reimbursement [3]	(1.08)%	(1.08)%	(1.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.30%	3.05%	2.05%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

[3]	The Fund’s advisor, Catalyst Capital Advisors LLC (the “Advisor”) has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; acquired fund fees and expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses, such as regulatory inquiry and litigation expenses) at 2.24%, 2.99% and 1.99% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2025. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the advisor or upon the termination of the advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$795	$308	$208
3	$1,460	$1,157	$852
5	$2,146	$2,022	$1,522
10	$3,963	$4,249	$3,312

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal period ended June 30, 2024 was 6% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing in a portfolio composed of two components: (i) a “Managed Futures Component” consisting of global financial and commodity futures, currency forwards and other derivative contracts on or related to sectors or assets classes including currencies, interest rate instruments, stock indices, metals, energy and agricultural commodities, and (ii) a “60/40 Component” consisting of a portfolio investing in U.S. equity and U.S. fixed income markets through financial futures and U.S. bond exchange-traded funds (“ETFs”). The Fund expects to allocate between 5%-40% of its assets in the Managed Futures Component and between 40%-60% of its assets in the 60/40 Component. The Fund holds the balance in cash and cash equivalents.

Managed Futures Component

The Managed Futures Component of the Fund’s portfolio may hold long and short positions in futures, forwards and other derivative contracts, and maintains cash and cash equivalents to be utilized as margin. The Managed Futures Component of the Fund’s assets are allocated among various sectors or asset classes including currencies, interest rate instruments, stock indices, metals, energy and agricultural commodities. Investments may be made in domestic and foreign markets, including emerging markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below).

The Advisor engages a sub-advisor, Aspect Capital Limited (the “Sub-Advisor”), to manage the Fund’s portfolio. In managing the Managed Futures Component, the Sub-Advisor utilizes a set of proprietary trading systems, developed by the Sub-Advisor, to determine the Fund’s asset allocations. A quantitative process is used to collect, process and analyze market price data in order to determine the direction and strength of the trend opportunities in each sector or asset class of the component, and determine buy or sell decisions accordingly. The process used is similar across all sectors and contracts, based on the Sub-Advisor’s belief in diversification and with the aim of avoiding over-optimization and/or over-fitting of the model to individual market idiosyncrasies or to the recent past. The quantitative process seeks to harvest opportunities over various timescales, from a small number of days to six months or more. By maintaining a comparatively small exposure to any individual contract, the strategy seeks to achieve true sector and contract diversification, thereby allowing a wide range of opportunities to be captured and maximizing expected long-term, risk-adjusted returns.

The Fund actively trades this Component of the Fund’s portfolio, which may lead to higher transaction costs that may offset Fund performance.

60/40 Component

The 60/40 Component is intended to provide the Fund’s portfolio with long-term, strategic broad-based exposure to liquid U.S. equity and U.S. fixed income securities, similar to that of a traditionally weighted U.S. investment portfolio. The Sub-Advisor aims to allocate approximately 60% of the Component’s assets to U.S. equity markets through investment in S&P 500 futures and approximately 40% of the Component’s assets to U.S. bond markets through investing in various futures and/or U.S. bond ETFs. The Fund’s 60/40 Component investments are taken on a relatively passive, long-only, “buy-and-hold” basis. With respect to the 60/40 Component’s 40% allocation to the U.S. bond markets, the Fund may invest in ETFs that hold securities of any maturity or duration and intends to hold a majority of the portfolio in investment grade corporate bonds (rated BBB or higher by S&P Global Ratings or the equivalent by another nationally recognized statistical ratings organization). The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Investments in Subsidiary

The Advisor executes a portion of the Fund’s strategy by investing up to 25% of its total assets in the Subsidiary. The Subsidiary invests the majority of its assets in commodities futures and other derivative contracts. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Agricultural Sector Risk. Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture companies, could adversely impact the Fund’s investments. Soft commodities, grains and livestock production and trade flows are significantly affected by government policies and regulations.

Cash and Cash Equivalent Risk. At any time, the Fund may have significant investments in cash and cash equivalents. When a substantial portion of a portfolio is held in cash and cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Changing Fixed Income Market Conditions. As interest rates rise, there is risk that rates across the financial system also may rise. Changes in government intervention may have adverse effects on the Fund’s investments, volatility, and illiquidity in debt markets. Interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease to the extent that it invests in fixed income securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline.

Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return.

Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Derivatives Risk. Even a small investment in derivatives may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), counterparty risk (the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments), and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Duration Risk.  A portfolio with a longer average portfolio duration may be more sensitive to interest rate changes. A heightened risk is posed by rising interest rates to a fund whose portfolio~~s~~ includes longer-term fixed income securities.

Emerging Market Risk. The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. There may also be less reliable or publicly available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards (including material limits on PCAOB inspection, investigation, and enforcement), which could cause errors in the implementation of the Fund’s investment strategy. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries.

Energy Sector Risk. Because of the Fund’s exposure to this sector, the performance of the Fund is tied closely to and affected by developments in the energy sector, such as the possibility that government regulation will negatively impact companies in this sector. Energy infrastructure entities are subject to the risks specific to the industry they serve.

Equity Security Risk. Equity securities, including common stocks, are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETFs Risk. The cost of investing in the Fund will be higher than the cost of investing directly in the ETFs in which it invests and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF is subject to specific risks, depending on the nature of the ETF. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; (iii) market trading in the ETF may be halted under certain circumstances and (iv) the value of an ETF can fluctuate based on the prices of the securities held by the ETF.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. Since the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Forwards Risk. Forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk and liquidity risk. If a counterparty defaults and fails to deliver or settle a forward trade, replacing the transaction may be costly. Liquidity risk exists because no organized secondary market exists to trade or dispose of forward obligations.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying investment. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying securities because of temporary, or even long term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on the shares of the Fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. Rising interet rates pose a heightened risk to the Fund because its portfolio includes longer-term fixed income securities.

Large Capitalization Stock Risk. The Fund may invest in large capitalization companies. The securities of such companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Leverage Risk. Using derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Limited History of Operations Risk. The Fund is a new fund and has a limited history of operations for investors to evaluate.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks, options or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Stock Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Metals Sector Risk. The prices of precious metals and industrial metals operation companies are affected by the price of precious metals such as platinum, palladium and silver, as well as other metals prices and prevailing market conditions. These prices may be volatile, fluctuating substantially over short periods of time.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Advisor or Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Fund’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Non-diversification Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Tax Risk.  Certain of the Fund’s investment strategies, including transactions in futures, may be subject to special tax rules, the effect of which may have adverse tax consequences for the Fund. By investing in commodities indirectly through the Subsidiary, the Fund intends to obtain exposure to the commodities markets within the U.S. federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.  The Subsidiary declares and distributes a dividend to the Fund, no less than annually, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Internal Revenue Code of 1986, as amended generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. If the Subsidiary were to fail to make sufficient dividend distributions to the Fund, all or a portion of the income from the Fund’s investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.

Turnover Risk. The Fund may have high portfolio turnover rates. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund.

Wholly-Owned Subsidiary Risk.    By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. Shareholders of the Fund are indirectly subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the Investment Company Act of 1940, as amended, and is not subject to all the investor protections of the act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Performance:

Because the Fund is a new fund and does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: Aspect Capital Limited serves as the Fund’s sub-advisor.

Portfolio Managers: The Fund’s portfolio is managed by a team consisting of: Anthony Todd, Chief Executive Officer of the Sub-Advisor; Martin Lueck, Research Director of the Sub-Advisor; Christopher Reeve, Director of Risk of the Sub-Advisor; and Max Xu, Portfolio Manager of the Sub-Advisor (collectively, the “Investment Committee”). Each member of the Investment Committee has been primarily and jointly responsible for the day-to-day management of the Fund since its inception in December 2023.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change a Fund’s investment objective or the Catalyst Nasdaq-100 Hedged Equity Fund’s policy to invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities that constitute the NDX, shareholders will be given 60 days’ advance notice.

Fund	Investment Objective
Catalyst Systematic Alpha Fund	The Fund’s investment objective is to seek long-term capital appreciation.
Catalyst/Warrington Strategic Program Fund	The Fund’s investment objective is long-term capital appreciation.
Catalyst Buffered Shield Fund	The Fund’s investment objective is long-term capital appreciation.
Catalyst/Millburn Dynamic Commodity Strategy Fund	The Fund’s investment objective is long-term capital appreciation.
Catalyst/Millburn Hedge Strategy Fund	The Fund’s investment objective is long-term capital appreciation.
Catalyst Nasdaq-100 Hedged Equity Fund	The Fund’s investment objective is long-term capital appreciation.
Catalyst/Aspect Enhanced Multi-Asset Fund	The Fund’s investment objective is to seek long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies are summarized in the Summary Section for the Fund and are the strategies that the Advisor and/or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that each Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Funds’ Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-866-447-4228 or visit the Funds’ website at www.CatalystMF.com.

Catalyst Systematic Alpha Fund

Under normal circumstances, the Fund seeks to provide a total return that exceeds the BNP Paribas Catalyst Systematic Alpha Index III (the “Benchmark”). The Fund seeks excess return, after the impact of fees and expenses, above the Benchmark through investing in (i) securities that provide exposure to the Benchmark (“Benchmark Component”), (ii) securities that provide exposure to strategies of similar nature to the Benchmark component, and (iii) fixed income securities, primarily short-term U.S. corporate bonds issued by publicly traded companies, including real estate investment trusts (“REITs”) and convertible bonds (the “Fixed Income Component”). The

Fund generally seeks exposure to the Benchmark by investing in structured notes, non-exchange-traded total return swap contracts, futures contracts and/or forward contracts. These instruments generate returns that approximate the Benchmark’s returns either in whole or through a combination of the Benchmark’s components, with some or all of the Benchmark exposure instruments being held through a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The swap contracts may use the Benchmark or a modified version of the Benchmark, one or more components of the Benchmark, or an unrelated index as the reference asset. The Advisor selects non-Benchmark linked instruments with return that it believes are highly correlated to those of the Benchmark. BNP Paribas (“BNP”) is the index sponsor and index calculation agent.

Benchmark Component

The Advisor executes the Benchmark Component of the Fund’s strategy by investing in structured notes, swap contracts, future contracts and/or forward contracts, with some or all of these instruments being held through the Subsidiary. The Benchmark is an absolute return, multi-risk premia index (i.e., a multi-risk factor index) that attempts to capture various sources of systematic risks in the capital markets, a Quantitative Investment Strategy (“QIS”). Risk premia refers to sources of return derived by accepting risks beyond those inherent in traditional broad market exposures. Risk premia are considered the building blocks of many variable (i.e., non-linear) and hedged investment strategies. Risk premia strategies use publicly traded instruments, tend to have low correlation to equities and bonds as well as to one another, and have historically had persistent positive returns over a variety of market environments and time periods. The multi-risk premia strategy Benchmark seeks absolute returns through risk-balanced exposure to carry, momentum and reversal risk premia across the equity, commodity, forex and fixed income markets and synthetically invests in the components of the eleven pre-existing BNP Paribas Risk Premia Indexes (identified in the table below and collectively the “Underlying Indexes”), which consist of futures on equity indices, commodities, government bonds, and currency forwards. Certain Underlying Indexes may have significant exposure to particular countries or geographic regions and, as a result, the Fund may concentrate its investments in such geographic locations.

The Underlying Indexes are BNP Paribas Cross Asset Trend Allocator ER Index (aims to provide exposure to a diverse range of asset classes and geographic regions. These asset classes include equity, government bond and commodity futures as well as forex forwards); BNP Paribas Commodity Daily Dynamic Alpha Curve ER Index (aims to provide exposure to the outperformance of a basket of commodity indices that implement a rules-based “Enhanced Roll” strategy, which aims at enhancing the roll yield by adjusting the rolling strategy based on the shape of each commodity forward curve); BNP Paribas Commodity F3 PR Alpha ex-A&L ER Index (aims to provide exposure to the outperformance of a basket of futures contracts in order to monetize the carry differential on eleven commodity futures curves); BNP Paribas Commodity Time-Series Backwardation ex-AL Index (aims to capture the supply and demand imbalance associated based on the shape of the commodity futures curve on thirteen commodity futures curves); BNP Paribas Dynamic Equity Reversal US LS USD Index (aims to provide synthetic exposure to the performance of a notional portfolio of shares, selected on a daily basis, seeking to capitalize on the tendency for shares in companies which have performed poorly during a given ranking period to yield higher performance returns in the near future than shares in companies which have performed strongly during the same ranking period); BNP Paribas Enhanced Kinetis

Money Market Excess Return USD Index (aims to monetize trends and roll-down premium in short term interest rates); BNP Paribas Equity US Rotation Index (aims to provide synthetic exposure to three equity futures in the United States - S&P 500 Futures, Russell 2000 Futures and Nasdaq Futures); BNP Paribas FX Mean Reversion G10 Selection USD Index (aims to generate absolute returns by taking advantage of the historically observed propensity for FX rates of several G10 currency pairs to revert to their mean on the short-term); BNP Paribas GALAXY G10 Excess Return USD Index (aims to provide exposure to a strategy which replicates the systematic execution of carry trades, via one-month FX Forwards held to expiration, from a set of 10 currencies); and BNP Paribas GALAXY World Excess Return USD Index (aims to provide exposure to a strategy which replicates the systematic execution of carry trades, via one-month FX Forwards held to expiration, from a set of 24 currencies); and BNP Paribas STEER G10 Series II Excess Return USD Index (aims to generate absolute returns by calculating a fair value for the level of FX based on observing the historical interactions between the level of FX spot and the levels of several market-based indicators).

●	Carry Risk Premium: Captures the tendency for higher yielding assets to outperform lower yielding assets over time. Typical Carry Risk Premium strategies include being long high carry assets and short low carry assets.

●	Momentum Risk Premium: Captures the tendency for assets that have performed well in recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly. Typical Momentum Risk Premium strategies include being long historically high performing assets and being short historically low performing assets.

●	Reversal Risk Premium: Captures the behavioral tendency of markets to over exaggerate near-term market corrections. Typical Reversal Premium strategies include being long historically high performing assets and being short historically low performing assets over a short period of time.

Mean reversion is the assumption that asset prices and historical returns eventually revert to their long-term mean or average level. Modern Portfolio Theory states that, given a desired level of risk, an investor can optimize the expected returns of a portfolio through diversification.

The Benchmark uses a rules-based, risk-budget model to dynamically allocate across the various Underlying Indexes and is constructed using a hypothetical portfolio comprised of the Underlying Indexes (the “Daily Portfolio”) based on each Underlying Index’s 252-day Historical Volatility, Volatility Budget, and current Daily Portfolio value. The Benchmark’s exposure to each Underlying Index is determined daily and is greater than or equal to 0%, subject to the following Maximum Component Weightings or caps:

BNP Paribas Index Component	Maximum Component Weighting
BNP Paribas Cross Asset Trend Allocator Index	40%
BNP Paribas Commodity Daily Dynamic Alpha Curve ex-Agriculture and Livestock ER Index	60%

BNP Paribas Index Component	Maximum Component Weighting
BNP Paribas Equity US Rotation Index	60%
BNP Paribas Commodity Time-Series Backwardation ex-AL Index	50%
BNP Paribas Commodity F3 PR Alpha ex-A&L ER Index	60%
BNP Paribas Dynamic Equity Reversal US LS USD Index	20%
BNP Paribas GALAXY G10 Excess Return USD Index	30%
BNP Paribas GALAXY World Excess Return USD Index	20%
BNP Paribas FX Mean Reversion G10 Selection USD Index	50%
BNP Paribas STEER G10 Series II Excess Return USD Index	40%
BNP Paribas Enhanced Kinetis Money Market Excess Return USD Index	30%

The Benchmark assigns a higher weight to Underlying Indexes exhibiting near-term low volatility and a lower weight to Underlying Indexes exhibiting near-term high volatility in an attempt to maintain a balanced exposure to the risk in each Carry, Momentum, and Reversal Risk Premia. The Benchmark may rebalance its exposure to the Underlying Indexes as frequently as daily to quickly adapt to various market conditions and risk levels.

The Fund may invest in other QIS beyond or in addition to the Benchmark if, in the opinion of the Advisor, the QIS investments position the Fund to outperform the Benchmark over the long term.

Fixed Income Component

The Fund seeks excess return above the Benchmark through active management of a fixed income portfolio. The Fund’s fixed income portfolio invests primarily in short-term U.S. corporate bonds issued by publicly traded companies, including REITs. The Fund may invest in corporate bonds, including convertible bonds, of any credit quality (with ratings ranging from AAA to C by S&P Global Ratings or the equivalent by another nationally recognized statistical ratings organization), effective maturity or modified duration, but intends to hold a majority of the portfolio in investment grade corporate bonds (rated BBB- or higher by S&P Global Ratings or the equivalent by another nationally recognized statistical ratings organization) with an average effective maturity of less than four years and an average duration of less than three and a half. Modified duration measures the change in the value of a bond in response to a 1% change in interest rates. The Fund will not purchase bonds that are in default.

Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Modified duration is a measure of the change in the value of a bond in response to a 1% change in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The more sensitive a security is to changes in interest rates, the higher its volatility risk. For example, if a bond has a duration of 5 years, a 1% rise in rates would result in a 5% decline in share price. If a bond has a duration of 10 years, a 1% rise in interest rates would result in a 10% decline in share price.

The Advisor uses quantitative and qualitative screening processes to selects bonds for investment by the Fund. The Advisor’s quantitative screen focuses on credit metrics including total leverage ratio (total debt/earnings before interest, taxes, depreciation and amortization (“EBITDA”)), EBITDA interest coverage ratio (EBITDA/interest expense), and cash ratio (cash and equivalents/current liabilities). The Advisor’s qualitative review involves an analysis of company fundamentals including business model, competitive advantages, cyclicality of the underlying industry, and addressable market opportunity. The Advisor generally sells bonds if the Advisor believes the bonds no longer offer favorable risk-adjusted return potential. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in structured notes, swap contracts, future contracts and/or forward contracts that seek to track the benchmark subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Subchapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund makes investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from the Fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, the Subsidiary declares and distributes a dividend to the Fund, no less than annually, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

The investment advisor to the Subsidiary also complies with the provisions of the 1940 Act regarding investment advisory contracts and is considered to be an investment advisor to the Fund under the 1940 Act.

Distribution Policy and Goals

The Fund’s distribution policy is to make twelve monthly distributions to shareholders. All income will be distributed monthly regardless of whether such income will be treated as return of capital.

The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) monthly as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned) annually. In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares.

Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the estimated source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Catalyst/Warrington Strategic Program Fund

The Fund seeks to achieve its investment objective by buying and selling short-term options and option spreads on the Standard & Poor’s 500 Index (“S&P”) futures and holding cash and cash equivalents, including treasury securities and money market mutual funds. An option spread is a strategy where the Fund buys two different options on the S&P, but with different prices or expirations, in order to hedge against declines in the value of the options. The Sub-Advisor constructs the Fund’s portfolio based on its opinion of the direction of short-term S&P futures contracts derived from the Sub-Advisor’s technical and fundamental analysis.

The Sub-Advisor’s technical analysis focuses on the price movements of the S&P and provides the framework for trade decisions. The technical indicators analyzed include put/call ratios (the ratio of trading volume of put options compared to call options), moving averages of S&P options prices, new highs versus new lows of the S&P, the CBOE Volatility Index, various market oscillators (signals that indicate the market direction is changing) and the Sub-Advisor’s proprietary model, which measures how overbought or oversold the S&P is at a given time.

The Sub-Advisor’s fundamental analysis focuses on macroeconomic events, such as Federal Reserve policy statements; earning releases; political elections; and other geopolitical events, to supplement the technical analysis and formulate a market opinion. After the Sub-Advisor establishes what it believes is a cohesive market opinion, various combinations of put and call options on S&P futures contracts are used to express bullish, bearish, or neutral opinions. Positions are entered on a continuous basis across different expiration dates.

Concurrent with entering a position, the Sub-Advisor employs its risk management strategy that seeks to manage volatility in the Fund’s annual returns and reduce the overall risk of investing in the Fund. The Sub-Advisor’s risk management procedures aim to provide consistency of returns and to mitigate the extent of losses. However, the procedures may not be successful. Implementing partial hedges early into a market move is a key component of the risk protocol. If the market continues to move against the position, further hedges are implemented. There are times when no hedges are implemented. The risk management strategy establishes a market level at which the Sub-Advisor seeks to eliminate or reduce market exposure depending on market direction. This level is determined at the onset of each trade and is revisited as the option approaches expiration.

After a market position and any hedges are in place, market movement determines the next step in the investment process. If the market moves to the point where an option is significantly out-of-the money (i.e., it would be worthless if it expired at the current price), the Sub-Advisor may adjust the position by adding more spreads, or buying an option that is closer to the current market price of the S&P. If the option is close to expiration and still significantly out-of-the-money, the Fund may close those positions early, and enter new positions with a later expiration. Conversely, if the

Fund’s positions are deep-in-the-money as expiration approaches, the Fund may seek to trade out of the long and short positions to realize gains. This risk management plan is dynamically monitored and adjusted as needed based on the portfolio managers’ opinions. The risk management plan may not protect against market declines, may limit the Fund’s participation in market gains (particularly when market values increase with high volatility), and may increase portfolio transactions which could reduce gains. The success of the risk management plan depends on the Sub-Advisor’s ability to correctly analyze market conditions and timely implement the Fund’s volatility management techniques.

In the event options on S&P futures are unavailable for investment, the Fund may instead invest in S&P options to gain similar market exposure. The Fund also holds a large portion of its assets in cash, money market mutual funds, U.S. treasury securities, and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of options and other portfolio investments may lead to higher taxes if Fund shares are held in a taxable account.

Catalyst Buffered Shield Fund

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in put and call options on ETFs that track the S&P 500 Index (“Index ETFs”), and in fixed income securities. At time of purchase, the equity options component’s target allocation is between 0.5% and 7.5% while the fixed income component’s target allocation is between 92.5% and 99.5%. The equity option component is designed to provide 100% notional exposure to the S&P 500 Index (the “Index”) with a level of hedge on the downside and participation on the upside to a certain cap. Using a combination of put and call options on Index ETF’s, the Sub-Advisor initially executes the equity options strategy by seeking to provide an investment vehicle that limits losses to 12.5% when the Index declines in value, and to participate in increases in the Index up to approximately 15%. As the Index increases, the strategy seeks to increase the level of hedge on the downside and the cap on the upside by rebalancing or rolling the call and put strike levels in a given maturity to higher strike levels. By rebalancing, the strategy seeks to optimize risk / reward by lowering downside risk (through buying higher strike puts) and increasing upside potential (through selling higher strike calls), thus converting a hard cap to a soft cap. There may be times that the Sub-Advisor determines not to implement the Fund’s hedging strategy.

The fixed income component is designed to return a yield that is used to assist in purchasing the equity option component. The equity options strategy is intended to provide investment returns that are correlated with, but less volatile than, those of the Index. Although the option strategy includes a leverage component, the strategy also limits the Fund’s participation in Index gains. The Fund seeks to diversify timing of option purchases and sales with the goal of further lowering the strategy’s volatility and the risk associated with having too much exposure to a single option strike level.

Equity Options Component

The equity options strategy consists of exchange traded equity options. Options selected for the equity component generally have a duration of approximately one year.

Put Options Sub-Component

Put options are selected for the Fund to target participation in the Index if the Index decreases down to a maximum floor of 12.5% by selecting a short put whose strike price equals the current value of the Index and a long put whose strike price is below the current value of the Index. The Fund’s purchases and sales of put options result in “put spreads,” which are intended to allow the Fund to mitigate losses in the equity options component when the Index declines by more than 12.5% during the terms of the put spreads. The put spreads do not guard the Fund against losses in the equity options component of less than 12.5%, and only seeks to guard against losses during the terms of the put spreads. All other losses will be borne by the Fund and shareholders. There is no guarantee that the put spreads will limit the losses in the equity options component to 12.5%. Put options do not protect against losses in the fixed income component of the Fund’s strategy.

Put Options Generally

Put options allow the purchaser, for a premium, to “put” a security to the seller of the option at a strike price. Normally, a buyer puts a security to the option seller at the strike price when the security’s market price falls below the strike price.

Call Options Sub-Component

Call options allow the purchaser, for a premium, to “call” away a security from the seller of the option at a particular price, called the “strike price.” Normally, a buyer calls away a security at the strike price if the security’s market price is greater than the strike price. The call options are selected to target participation in the Index if the Index increases up to a maximum cap by selecting a long call whose strike price equals the current value of the Index and a short call whose strike price is above the current value of the Index. In this way, the Fund seeks to participate with the market up to the maximum cap. The Fund’s purchases and sales of call options result in “call spreads,” which are intended to allow the Fund to participate in increases in the index up to approximately 15% during the terms of the call spreads.

Call Options Generally

Call options allow the purchaser, for a premium, to “call” away a security from the seller of the option at a particular price, called the “strike price.” Normally, a buyer calls away a security at the strike price if the market price is greater than the strike price.

The objective of the call options is to provide market participation up to the maximum cap while the objective of the put options is to provide a floor to negative performance and thereby limit exposure in a materially bearish environment. However, there is no guarantee that put and call options will limit the Fund’s losses in the equity options component.

Fixed Income Component

The fixed income component of the Fund’s portfolio consists of domestic short to medium term (5 years or less), investment grade, fixed coupon, senior or subordinated corporate bonds, and government securities with a typical maturity of 5 years or less, or ETFs that invest primarily in such securities. The Fund typically invests primarily in corporate debt. Fixed income securities are selected by identifying the highest yielding securities among a peer group with similar credit quality and maturity while also ensuring portfolio diversification in terms of credit rating and industry. The Sub-Advisor may sell a fixed income security if a more attractive fixed income security becomes available.

Although the Fund’s strategy seeks to provide protection for large losses in the equity portion of the portfolio, an investor can still lose money on the fixed income portion such that the total loss in the portfolio as a whole could be more than the targeted 12.5%.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Catalyst/Millburn Dynamic Commodity Strategy Fund

The Fund seeks to achieve its investment objective by investing in a portfolio comprised of exposures to:

●	Futures and options on futures (the “Futures Component”); and

●	Common stocks (the “Equity Component”)

Futures Component

The Futures Component allocates among metals, energy, emission rights, agricultural, and other natural or industrial resource commodities using proprietary signals from the Sub-Advisor. The Futures Component generally holds long and/or short positions or swaps on futures contracts or indices (directly or indirectly), but may also hold long positions in options on futures contracts or indices. and maintains cash and cash equivalents to be utilized as margin or collateral. The strategy is intended to provide long-term, strategic exposure to global commodity markets, while allowing for adjustments based on shorter-term market conditions. Investments may be made long or short in domestic and foreign markets, including emerging markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below). The Fund invests up to 60% of its assets in the Futures Component, of which approximately 80% is expected to be in cash, cash equivalents, short and medium-term US treasury bills, notes and bonds (including inflation-linked instruments) and exchange-traded funds that primarily invest in treasury instruments (including inflation-linked instruments); and approximately 20% is expected to be in collateral (including cash, cash equivalents, short-term U.S. treasury bills, notes and bonds) for futures positions. The Sub-Advisor utilizes active, proprietary trading systems to determine allocations subject to pre-determined ranges (the net assets in the Futures Component are allocated among positions with a face value ranging from a net minimum 50% (short) to a net maximum 150% (long) of standard capital allocations to each traded market). The Sub-Advisor’s trading systems generate buy or sell decisions in a particular market based on the analysis of technical market information (such as price, liquidity, and transaction costs) and/or non-price economic variables (such as economic statistics and supply/demand measures). The trading systems analyze these factors over a broad time spectrum that ranges from several minutes to multiple years. The Sub-Advisor analyzes additional factors in determining how to allocate the portfolio including, but not limited to: profitability of an asset class or market, liquidity of a particular market, desired diversification among markets and asset classes, transaction costs, and exchange regulations. The allocations are generally reviewed monthly, although changes may occur more or less frequently.

Equity Component

The Equity Component allocates among common stocks, exchange-traded funds (“ETFs”) that primarily invest in common stocks, and swaps on these instruments. These are selected by the Sub-Advisor based on characteristics that include diversification value, liquidity, and other criteria. The Equity Component is intended to provide long-term, strategic exposure to a number of U.S. and international equity markets and securities in sectors related to: commodities, commodities brokerage, agriculture, farmland, timber, utilities, infrastructure, natural resources, and renewable resources. Securities may be of any market capitalization, sector and geographic location (including emerging markets). The Fund invests approximately up to 60% of its assets in the Equity Component. Equity Component investments are made on a long-only basis.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Investments in Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund makes investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, the Subsidiary declares and distributes a dividend to the Fund, no less than annually, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

Investment advisers to the Subsidiary also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be investment adviser to the Fund under the 1940 Act.

Catalyst/Millburn Hedge Strategy Fund

The Fund seeks to achieve its investment objective by investing in a portfolio comprised of (i) futures contracts, forward and spot contracts, and/or options on futures contracts on or related to the following sectors: currencies, interest rate instruments, stock indices, metals, energy and agricultural commodities (the “Futures Component”) and (ii) equity exchange traded funds (“ETFs”), currently implemented via a portfolio of ETFs, but may also be implemented and/or augmented by single-name or baskets of equity securities and common stocks (the “Equity Component”), intended to capitalize on the non-correlated, long term historical performance of the equities and managed futures asset classes. The Fund also holds a large portion of its assets in cash, money market mutual funds, U.S. Treasury Securities, and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments.

Futures Component

The Futures Component of the Fund’s portfolio may hold long and short positions on futures contracts, forward contracts and options on futures contracts or swaps on the preceding, and maintains cash and cash equivalents to be utilized as margin or collateral. The Fund invests 30% to 70% of its assets in the Futures Component. The Futures Component of the Fund’s assets are allocated among various asset classes including equity, fixed income, commodities and currencies. Investments may be made in domestic and foreign markets, including emerging markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary, as described below.

The Sub-Advisor utilizes a set of proprietary trading systems developed by the Sub-Advisor to determine the Fund’s asset allocations. The trading systems generate buy or sell decisions in a particular market based on the analysis of technical market information (such as price, liquidity, and transaction costs) and/or non-price economic variables (such as economic statistics, interest rates, and supply/demand measures). The trading systems analyze these factors over a broad time spectrum which may range from several minutes to multiple years. The Sub-Advisor analyzes a number of additional factors in determining how the markets traded are allocated in the portfolio including, but not limited to: profitability of an asset class or market; liquidity of a particular market; professional judgement; desired diversification among markets and asset classes; transaction costs; exchange regulations and depth of market. Decisions whether to trade a particular market require the exercise of judgment. The decision not to trade certain markets for certain periods, or to reduce the size of a position in a particular market, may result at times in missing significant profit opportunities. The allocations are reviewed at least monthly, although changes may occur more or less frequently. In addition, the Sub-Advisor is engaged in an ongoing research effort to improve its trading methods and to apply its quantitative analytic expertise to new financial products.

Equity Component

The Equity Component is intended to provide the Fund’s portfolio with long-term, strategic exposure to a number of U.S. and international liquid equity securities. The companies held by the Fund and the ETFs held by the Fund may be of any market capitalization, sector and geographic location (including emerging markets). The Fund invests 30% to 70% of its assets in the Equity Component. The Fund’s Equity Component investments are taken on a relatively passive, long-only, “buy-and-hold” basis.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Investments in Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund makes investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-

owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, the Subsidiary declares and distributes a dividend to the Fund, no less than annually, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

Investment advisers to the Subsidiary also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be investment adviser to the Fund under the 1940 Act.

Catalyst Nasdaq-100 Hedged Equity Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities that constitute the NDX. For the purpose of this 80% policy, equity securities that constitute the NDX include the common stock of companies comprising the NDX, ETFs and ETNs that track the NDX, and futures and options on futures on the NDX. The Fund considers its investment in derivatives when determining its compliance with this policy. The Fund generally invests in common stock using a near replication methodology, meaning it seeks to invest in most of the companies comprising the NDX in near proportion to the weightings in the NDX. The NDX is a large-capitalization growth index comprised of the 100 largest domestic and international (including emerging markets) non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The NDX is concentrated in the technology sector.

The Fund seeks to hedge the majority of NDX risk by investing up to 20% of its assets in futures contracts on the Cboe Volatility Index® (the “VIX Index”) or other volatility-related products; options on the index futures; and in cash and cash equivalents, including U.S. Treasury obligations, as a volatility overlay. Volatility is the variation of the trading price over a period of time. The VIX Index is a measure of the stock market ’s expectation of volatility based on  S&P 500 Index options. The VIX Index is calculated based on roughly 30-day expiring S&P 500 Index options. The Fund may hold both long and short positions in the index futures at the same time.

The Fund invests a portion of its assets in VIX futures or other volatility-related products utilizing the same methodology as the Equity Armor Investments VOL 365 Trading Strategy (the “EAVOL Trading Strategy”), a strategy based on a proprietary VIX futures trading strategy that seeks to correlate to VIX futures returns. The Fund primarily invests in VIX futures or other volatility-related products and seeks to achieve high correlation to the return of the EAVOL Trading Strategy for this component of the Fund’s portfolio. The EAVOL Trading Strategy was created by the Sub-Advisor and is constructed pursuant to a rules-based volatility analysis that identifies investments that present the least potential for time decay (i.e., the decline in the value of a contract over the passage of time) while maintaining the highest correlation to VIX futures price movement each day. Historically, VIX futures negatively correlate to equity price movement. Therefore, the EAVOL Trading Strategy may appreciate during times of downward equity prices or when market forecasts expect movement in equity prices. Likewise, when equity prices appreciate or when the market does not expect movement in equity prices, the EAVOL Trading Strategy is likely to decline in value. Volatility analysis includes the study of price, momentum, future curves, as well as recurring price patterns. The EAVOL Trading Strategy consists primarily of VIX futures. The components of the EAVOL Trading Strategy are adjusted on a daily basis. The Fund adjusts this component of the portfolio on a daily basis in order to closely track the EAVOL Trading Strategy.

The Sub-Advisor may, during times of high market volatility, choose to trade securities related to the VIX Index, such as S&P 500 Index futures, options on S&P 500 and NASDAQ-100 Index or XND futures and options, and VIX options, in order to achieve the volatility overlay to the Fund’s equity exposure, if the Sub-Advisor determines that such instruments provide greater access to volatility and, at such time, the EAVOL Trading Strategy. The use of S&P 500 Index futures and options thereon will typically be used in adverse market conditions. Because S&P 500 Index options provide a proxy for the VIX index and VIX futures, S&P 500 Index options correlate to VIX futures. Because S&P 500 Index futures and options thereon eventually settle into the S&P 500 Index quarterly expiration, the Sub-Advisor may choose to trade such securities in place of, or in addition to, index futures.

The volatility overlay aims to minimize possible losses that are common in stock indexes so that investors might be able to ride-out market swings in pursuit of their long-term investment objectives. The volatility overlay has an associated cost. If the NDX rises for a long period of time, the Fund may never show any gains. The Fund’s strategy has no annualized target for the level of volatility it seeks to achieve under normal circumstances. There may be times that the Sub-Advisor determines not to implement the Fund’s volatility hedging strategy.

Catalyst/Aspect Enhanced Multi-Asset Fund

The Fund seeks to achieve its investment objective by investing in a portfolio composed of two components: (i) a “Managed Futures Component” consisting of global financial and commodity futures, currency forwards and other derivative contracts on or related to sectors or assets classes including currencies, interest rate instruments, stock indices, metals, energy and agricultural commodities, and (ii) a “60/40 Component” consisting of a portfolio investing in U.S. equity and U.S. fixed income markets through financial futures and U.S. bond ETFs. The Fund intends to harness the low long-term overall correlation between managed futures strategies and traditional stock and bond portfolios, and to capitalize on the negative correlation during periods of sustained equity market stress. The Fund expects to allocate between 5%-40% of its assets in the Managed Futures Component and between 40%-60% of its assets in the 60/40 Component. The Fund also holds a large portion of its assets in cash, money market mutual funds, U.S. Treasury Securities, and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments.

Managed Futures Component

The Managed Futures Component of the Fund’s portfolio may hold long and short positions in futures, forwards and other derivative contracts, and maintains cash and cash equivalents to be utilized as margin. The Managed Futures Component of the Fund’s assets are allocated among various sectors or asset classes including currencies, interest rate instruments, stock indices, metals, energy and agricultural commodities. Investments may be made in domestic and foreign markets, including emerging markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below).

The Advisor has engaged the Sub-Advisor to manage the Fund’s portfolio. In managing the Managed Futures Component, the Sub-Advisor utilizes a set of proprietary trading systems, developed by the Sub-Advisor, to determine the Fund’s asset allocations. A quantitative process is used to collect, process and analyze market price data in order to determine the direction and strength of the trend opportunities in each sector or asset class of the component, and determine buy or sell decisions accordingly. Trend opportunities, or momentum investing, is a strategy in which the Fud buys securities that demonstrate an upward price trend and sells them when they demonstrate a downward price trend. The process used is similar across all sectors and contracts, based on the Sub-Advisor’s belief in diversification and with the aim of avoiding over-optimization and/or over-fitting of the model to individual market idiosyncrasies or to the recent past. The quantitative process seeks to harvest opportunities over various timescales, from a small number of days to six months or more. By maintaining a comparatively small exposure to any individual contract, the strategy seeks to achieve true sector and contract diversification, thereby allowing a wide range of opportunities to be captured and maximizing expected long-term, risk-adjusted returns.

The Fund actively trades this Component of the Fund’s portfolio, which may lead to higher transaction costs that may offset Fund performance.

60/40 Component

The 60/40 Component is intended to provide the Fund’s portfolio with long-term, strategic broad-based exposure to liquid U.S. equity and U.S. fixed income securities, similar to that of a traditionally weighted U.S. investment portfolio. The Sub-Advisor aims to allocate approximately 60% of the Component’s assets to U.S. equity markets through investment in S&P 500 futures and approximately 40% of the Component’s assets to U.S. bond markets through investing in various futures and/or U.S. bond ETFs. The Fund’s 60/40 Component investments are taken on a relatively passive, long-only, “buy-and-hold” basis. With respect to the 60/40 Component’s 40% allocation to the U.S. bond markets, the Fund may invest in ETFs that hold securities of any maturity or duration and intends to hold a majority of the portfolio in investment grade corporate bonds (rated

BBB or higher by S&P Global Ratings or the equivalent by another nationally recognized statistical ratings organization). Duration is a measure used to determine the sensitivity of a security’s price changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The more sensitive a security is to changes in interest rates, the higher its volatility risk. For example, if a bond has a duration of 5 years, a 1% rise in rates would result in a 5% decline in share price. If a bond has a duration of 10 years, a 1% rise in interest rates would result in a 10% decline in share price.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Investments in Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodities futures and other derivative contracts subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. Subchapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund makes investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from the Fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, the Subsidiary declares and distributes a dividend to the Fund, no less than annually, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code. Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the

Subsidiary. The investment advisor to the Subsidiary also complies with the provisions of the 1940 Act regarding investment advisory contracts and is considered to be an investment advisor to the Fund under the 1940 Act.

Temporary Defensive Positions

From time to time, each Fund may take temporary defensive positions, that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Funds may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative advisory fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Manager-of-Managers Order

The Trust and the Advisor obtained an exemptive order (the “Order”) from the SEC that permits the Advisor, with the Trust’s Board of Trustees’ (the “Board”) approval, to enter into sub-advisory agreements with one or more sub-advisors without obtaining shareholder approval. The Order permits the Advisor, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Advisor and the Board believe such action will benefit the Fund and its shareholders.

NON-PRINCIPAL INVESTMENT STRATEGY

In addition to the principal investment strategies discussed above, the Funds may invest in other registered and unregistered investment companies, including affiliated funds.

PRINCIPAL AND NON-PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program.

The table below identifies each Fund’s principal risks and non-principal risks.

Key:

Principal Risk: ●

Non-Principal Risk: ○

Not Applicable: n/a

	Systematic Alpha	Strategic Program	Buffered Shield	Dynamic Commodity Strategy	Hedge Strategy	Nasdaq- 100 Hedged Equity	Enhanced Multi- Asset
Actively Managed Fund Risk	●	○	○	○	○	○	○
ADR Currency Risk	○	○	○	○	○	○	○
ADRs Risk	○	○	○	○	○	○	○
Affiliated Investment Company Risk	○	○	○	○	○	○	○
Agricultural Sector Risk	○	○	○	●	○	○	●
Allocation Risk	○	○	○	○	○	○	○
Asset-Backed and Mortgage Backed Security Risk	○	○	○	○	○	○	○
Bank Loans Risk	○	○	○	○	○	○	○
Basic Materials Industry Risk	○	○	○	○	○	○	○
Business Development Companies (“BDC”) Risk	○	○	○	○	○	○	○
Call Options Risk	○	○	○	○	○	○	○
Capacity Risk	○	○	○	○	○	○	○
Cash and Cash Equivalents Risk	○	●	○	●	●	●	●
CDOs and CLOs Risk	○	○	○	○	○	○	○
Changing Fixed Income Market Conditions Risk	●	○	○	○	○	○	●
Collateralized Bond Obligation Risk	○	○	○	○	○	○	○
Commodity Broker Sector Risk	n/a	n/a	n/a	●	n/a	n/a	○
Commodity Risk	●	○	○	●	●	○	●
Conflict of Interest – Advisor/Sub-Advisors Risk	n/a	○	○	○	○	○	○
Conflict of Interest – Portfolio Manager Risk	○	○	○	○	○	○	○
Convertible Securities Risk	●	○	○	○	○	○	○
Counterparty Risk	●	○	●	●	●	●	●
Credit Risk	●	○	●	○	○	○	●
Credit Risk (for Floating Rate Loans)	○	○	○	○	○	○	○
Credit Default Swap Risk	○	○	○	○	○	○	○
Currency Risk	●	○	○	○	○	○	●
Debt Securities Risk	○	○	○	○	○	○	○
Derivatives Risk	●	○	●	●	●	●	●
Dividend Yield Risk	○	○	○	○	○	○	○
Duration Risk	●	○	○	○	○	○	●

	Systematic Alpha	Strategic Program	Buffered Shield	Dynamic Commodity Strategy	Hedge Strategy	Nasdaq- 100 Hedged Equity	Enhanced Multi- Asset
Emerging Markets Risk	○	○	○	●	●	●	●
Energy Sector Risk	○	○	○	○	○	○	●
Equity Options Strategy Risk	○	○	●	○	○	○	○
Equity Security Risk	●	○	●	●	●	●	●
ETFs Risk	○	○	●	●	●	●	●
Exchange Traded Notes Risk	○	○	○	○	○	●	○
Farmland Sector Risk	n/a	n/a	n/a	●	n/a	n/a	○
Financials Sector Risk	○	○	○	○	○	○	○
Fixed Income Risk	●	○	●	○	●	○	●
Foreign Currency Risk	○	○	○	●	●	○	○
Foreign Currency Forward Risk	○	○	○	○	○	○	○
Foreign Exchanges Risk	○	○	○	●	●	○	●
Foreign Investment Risk	○	○	○	●	●	●	●
Foreign Securities Risk	○	○	○	○	○	○	○
Forwards Risk	●	○	○	○	●	○	●
Futures Contract Risk	○	○	○	●	●	●	○
Futures Risk	●	●	○	○	○	○	●
Geographic Concentration Risk	●	○	○	○	○	○	○
Growth Stock Risk	○	○	○	○	○	○	○
Hedging Risk	○	●	●	○	○	●	○
Index Risk	○	●	○	○	○	○	○
Inflation-Indexed Bond Risk	○	○	○	○	○	○	○
Inflation Protected Securities Risk	○	○	○	●	○	○	○
Infrastructure Sector Risk	n/a	n/a	n/a	●	n/a	n/a	○
Interest Rate Risk	●	○	●	○	●	○	●
Interest Rate Risk (for Floating Rate Loans)	○	○	○	○	○	○	○
Inverse ETF Risk	○	○	○	○	○	○	○
Issuer Specific Risk	○	○	○	○	○	○	○
Junk Bond Risk	●	○	○	○	○	○	○
Large Capitalization Stock Risk	○	○	○	●	○	●	●
Leverage Risk	○	●	●	●	●	●	●
Leveraged ETF Risk	○	○	○	○	○	○	○
Limited History of Operations Risk	n/a	n/a	n/a	n/a	n/a	n/a	●
Liquidity Risk	○	●	●	●	●	●	○
Litigation Risk	○	○	○	○	○	○	○

	Systematic Alpha	Strategic Program	Buffered Shield	Dynamic Commodity Strategy	Hedge Strategy	Nasdaq- 100 Hedged Equity	Enhanced Multi- Asset
Loan Risk	○	○	○	○	○	○	○
Machinery and Electrical Equipment Industry Risk	○	○	○	○	○	○	○
Managed Volatility Risk	○	●	○	○	○	●	○
Management Risk	●	●	●	●	●	●	●
Market Risk	●	●	●	●	●	●	●
Market Volatility-Linked ETFs Risk	○	○	○	○	○	○	○
Medium (Mid) Capitalization Stock Risk	○	○	○	○	○	○	●
Metals Sector Risk	○	○	○	○	○	○	●
Micro Capitalization Risk	○	○	○	○	○	○	○
MLP and MLP-Related Securities Risk	○	○	○	○	○	○	○
Model and Data Risk	●	○	○	●	●	●	●
Mortgage REITs Risk	○	○	○	○	○	○	○
Municipal Bond Risk	○	○	○	○	○	○	○
Natural Resources Sector Risk	n/a	n/a	n/a	●	n/a	n/a	○
Non-Diversification Risk	n/a	n/a	n/a	n/a	n/a	n/a	●
Options Market Risk	○	○	●	○	○	●	○
Options Risk	○	●	●	●	●	●	○
OTC Trading Risk	○	○	○	○	○	○	○
Preferred Stock Risk	○	○	○	○	○	○	○
Prepayment Risk and Extension Risk	○	○	○	○	○	○	○
Real Estate and REIT Risk	●	○	○	○	○	○	○
Regulatory Risk	○	●	○	●	●	○	○
Renewable Energy Sector Risk	n/a	n/a	n/a	●	n/a	n/a	○
Repurchase and Reverse Repurchase Agreements Risk	○	○	○	○	○	○	○
Restricted Securities Risk	○	○	○	○	○	○	○
Risk Management Risk	○	○	○	○	○	○	○
Sector Exposure Risk	○	○	○	●	○	●	○
Security Risk	●	○	○	○	○	○	●
Short Position Risk	○	○	○	●	●	●	○
Short Selling Risk	○	○	○	○	○	○	○

	Systematic Alpha	Strategic Program	Buffered Shield	Dynamic Commodity Strategy	Hedge Strategy	Nasdaq- 100 Hedged Equity	Enhanced Multi- Asset
Small and Mid Capitalization Company Risk	○	○	○	●	○	○	●
Sovereign Debt Risk	○	○	○	○	○	○	○
Structured Note Risk	●	○	○	○	○	○	○
Sub-Prime Mortgage Risk	○	○	○	○	○	○	○
Swaps Risk	●	○	○	●	○	○	○
Tax Risk	●	○	○	●	●	○	●
Technology Sector Risk	○	○	○	○	○	●	○
Timber and Forestry Sector Risk	n/a	n/a	n/a	●	n/a	n/a	○
Tracking Risk of ETFs	○	○	○	○	○	○	○
Turnover Risk	○	○	●	●	○	○	●
Underlying Fund Risk	●	●	●	●	●	○	●
U.S. Agency Security Risk	○	●	●	●	○	●	○
U.S. Government Obligations Risk	○	○	○	○	○	○	●
Utilities Sector Risk	○	○	○	●	○	○	○
Volatility Risk	●	●	○	○	○	●	●
Wholly-Owned Subsidiary Risk	●	○	○	●	●	○	●

Actively Managed Fund Risk. Each Fund is actively managed and does not seek to replicate the performance of the benchmark. As a result, a Fund’s performance will vary intentionally and perhaps significantly from that of the benchmark.

ADR Currency Risk. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an ADR for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR and the local currency of the foreign company stock. Although an ADR is priced in U.S. dollars, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the U.S. dollar are automatically reflected in the price of the ADR in U.S. dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to U.S. dollar declines, the ADR price would decline by a similar measure.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, a Fund may have difficulty selling the

ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Affiliated Investment Company Risk. The Funds may invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating a Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an affiliated underlying fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. In addition, the Advisor may have an incentive to allocate a Fund’s assets to those affiliated underlying funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated underlying funds.

Agricultural Sector Risk. Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture companies, could adversely impact a Fund’s investments. Soft commodities, grains and livestock production and trade flows are significantly affected by government policies and regulations.

Allocation Risk. If a Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Asset-Backed and Mortgage-Backed Security Risk. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of a Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for a Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend on the ability of the Advisor or Sub-Advisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The more senior security classes are generally entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to pay all investors.

Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund. Similarly, asset backed securities may be secured by pools of loans, such as student loans, automobile loans, equipment leases, and credit card receivables. The credit risk on such securities is affected by borrowers or lessees defaulting on their payments. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on a Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in certain years. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which a Fund may invest could negatively impact the value of the Fund’s investments. To the extent a Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, that Fund may be more susceptible to risk factors affecting such types of securities. The liquidity of these assets may decrease over time.

Mortgage-backed securities and collateralized mortgage obligations are subject to credit risk because underlying loan borrowers may default. Mortgage-backed securities and collateralized mortgage obligations default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Advisor’s or Sub-Advisor’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. Additionally, mortgage-backed securities and collateralized mortgage obligations are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or lower rates than expected. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate. collateralized mortgage obligations may be less susceptible to this risk because payment priorities within the collateralized mortgage obligations may have the effect of a prepayment lock out period.

Bank Loans Risk. The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Basic Materials Industry Risk. To the extent that a Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by a Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, no Fund believes it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

Call Options Risk. There are risks associated with the sale and purchase of call options. As the seller (writer) of a covered call option, a Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. A Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, a Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

Capacity Risk. The markets and securities in which a Fund invests may, at times, be limited. Under such conditions, the execution of the Fund’s strategy may be affected and the Fund may not achieve its investment objective. In addition, a Fund may not be able to purchase or sell securities at favorable market prices.

Cash and Cash Equivalents Risk. At any time, a Fund may have significant investments in cash and cash equivalents. When a substantial portion of a portfolio is held in cash and cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

CDOs and CLOs Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Changing Fixed Income Market Conditions Risk. Future interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease to the extent that it invests in fixed income securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Commodity Broker Sector Risk. Declining commodity trading volume, government regulation, interest rates, cost of capital, imperfect hedging, and counterparty credit losses may adversely affect commodities brokers. Economic forces, including forces affecting agricultural and other commodities, as well as government policies and regulations affecting commodities could adversely impact commodity brokers.

Commodity Risk. A Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Conflict of Interest - Advisor/Sub-Advisors Risk. The Advisor, Sub-Advisors and other individuals associated with the Advisor and Sub-Advisors may receive compensation and/or have other arrangements that may be in conflict to the interests of a Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who advise multiple funds are presented with the following potential conflicts:

Advising multiple accounts may result in a portfolio manager devoting unequal time and attention to each account. Advising multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

With respect to securities transactions for a Fund, the Advisor or Sub-Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund.

The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based advisory fee. Advising personal accounts may give rise to potential conflicts of interest; there is no assurance that a Fund’s code of ethics will adequately address such conflicts. One of a portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because a portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

The Advisor and each Sub-Advisor have adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the advising personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Convertible Securities Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond is called for redemption, the Funds will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Funds. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by a Fund or by a special purpose or structured vehicle in which a Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. A Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing a Fund’s total return. The price of a fixed income security tends to drop if the rating of the underlying issuer drops and the probability of the failure to pay principal and interest increases. High-yield, high-risk securities commonly called “junk bonds,” are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Credit Risk (for Floating Rate Loans). Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. The value of a Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of a Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by a Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by a Fund and likely lead to a decline in the net asset value of the Fund’s shares.

A Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal a Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, a Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, a Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a Fund’s rights to the collateral.

The floating rate debt in which a Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by Standard & Poor’s Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for a Fund will be based largely on the credit analysis performed by the Sub-Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund has taken a position, or in which a Fund’s investments are denominated, will decline in value. Derivative transactions in foreign currencies (such as futures, forwards, options, and swaps) are also subject to currency risk. Some currencies are illiquid, and a Fund may not be able to convert them into U.S. dollars or may only be able to do so at an unfavorable exchange rate. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. A Fund may also take short positions, through derivatives, if the Advisor or Sub-Advisor believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Debt Securities Risk. When a Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing a Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Derivatives Risk. A Fund may use derivatives to enhance returns or hedge against market declines. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Leverage and Volatility Risk. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that the Subsidiary’s investments in derivatives will be “notionally funded” - that is their nominal trading level will exceed the cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. Although it is anticipated that the derivatives traded by a Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission (“CFTC”), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order the liquidation or trading of open positions only.

Counterparty Risk. A Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Dividend Yield Risk. While a Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. A portfolio with a longer average portfolio duration Longer-term securities may be more sensitive to interest rate changes. Rising interest rates pose a heightened risk to a Fund’s longer-term fixed income securities. A heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Emerging Markets Risk. A Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. There may also be less reliable or publicly available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards (including material limits on PCAOB inspection, investigation, and enforcement), which could cause errors in the implementation of a Fund’s investment strategy. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. A Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, a Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Energy Sector Risk. Investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other governmental regulations.

Equity Options Strategy Risk. Although the equity options strategy is intended to manage volatility, it may not protect against market declines, may limit a Fund’s participation in market gains (particularly during periods when market values are increasing or market volatility is high), may increase portfolio transaction costs which could result in losses or reduction in gains, may not be successful and is subject to the sub-advisor’s ability to correctly analyze and implement the Fund’s equity options strategy.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Exchange Traded Notes Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Farmland Sector Risk. Farmland operations are subject to adverse changes in the political or regulatory climate in states or specific counties. Geographic concentration of properties makes farmland more susceptible to adverse weather, economic or regulatory changes, or developments. Lessors of land may default do to crop failure, excessive leverage or higher development costs, higher than estimated costs, including labor and planting, irrigation or other related costs; and possible delays in development due to a number of factors, including weather, labor disruptions, regulatory approvals, acts of terror or other acts of violence, or acts of God (such as fires, earthquakes, or floods).

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Fixed Income Risk. When a Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by a Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by a Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Foreign Currency Forward Risk. Foreign currency forward contract are a type of derivative contract whereby a Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. A Fund’s investment or hedging strategies may not achieve their objective. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage.

Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Foreign Exchanges Risk. A portion of the derivatives trades made by a Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, and custody risks. U.S. sanctions or other investment restrictions could preclude the Fund from investing in certain Chinese issuers or cause the Fund to sell investments at a disadvantageous time. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have shown a willingness to exercise that option in response to market volatility and other events.

Foreign Securities Risk. Since a Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. Depository receipts maintain substantially the same risks as those associated with investments in foreign securities and may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities.

Forwards Risk. Forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk and liquidity risk. If a counterparty defaults and fails to deliver or settle a forward trade, replacing the transaction may be costly. Liquidity risk exists because no organized secondary market exists to trade or dispose of forward obligations.

Futures Contract Risk. A Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures contracts can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures contracts do not pay dividends unlike the stocks upon which they are based.

Futures Risk. A Fund’s use of stock index futures as a substitute for stocks or to enhance returns involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on a Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Geographic Concentration Risk. A Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

Growth Stock Risk. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor or Sub-Advisor believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Hedging Risk. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund may not be required to use hedging and may choose not to do so.

Index Risk. If a Fund or an underlying fund is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Infrastructure Sector Risk. General risks of infrastructure development companies include the general state of the economy, intense competition, consolidation, domestic and international politics, and excess capacity. In addition, infrastructure development companies may also be significantly affected by overall capital spending levels (including both private and public sector spending), economic cycles, technical obsolescence, delays in modernization, labor relations and government regulations. Some infrastructure development companies may rely heavily on local, state or national government contracts, and are therefore subject to higher degrees of political risk and could be negatively impacted by changes in government policies or a deterioration in government balance sheets in the future. The customers and/or suppliers of infrastructure development companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on infrastructure development companies.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by a Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. Rising interest rates pose a heightened risk to a Fund’s longer-term fixed income securities.

Interest Rate Risk (for Floating Rate Loans). Changes in short-term market interest rates will directly affect the yield on the shares of a Fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on a Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in a Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In addition, to the extent that the interest rate spreads on floating rate debt in a Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. With respect to a Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.

Inverse ETF Risk. Investing in inverse ETFs may result in increased volatility due to the Funds’ possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to a Fund. The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Issuer Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each underlying pool will be dependent on the success of the strategies used by its manager or managers. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and a Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include

“Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease a Fund’s share price.

Large Capitalization Stock Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause a Fund to have higher expenses than those of mutual funds that do not use such techniques.

Leveraged ETF Risk. Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Limited History of Operations Risk: The Fund is a new fund and has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of any Fund’s securities must be liquid at the time of investment, a Fund may purchase illiquid securities investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When a Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Litigation Risk. A Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or Sub-Advisor or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact a Fund and its shareholders, including incurring legal defense cost, regulatory costs and increased insurance premiums.

Loan Risk. Investments in bank loans may subject a Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Managed Volatility Risk. Techniques used by the Advisor or Sub-Advisor to manage the volatility of a Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit a Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Advisor’s or Sub-Advisor’s ability to correctly analyze and implement the volatility management techniques in a timely manner.

Management Risk. A portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, other securities or derivatives in which a Fund invests may prove to be incorrect and there is no guarantee that a portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock or bond market volatility may also affect the value of a Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels, political events and terrorism affect the securities markets. A Fund’s investments may decline in value if markets perform poorly. There is also a risk that a Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets. Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change and climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other events could have a significant impact on a Fund, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

COVID-19 adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of these effects cannot be determined with certainty.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures. An ETF’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the ETF to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s or Sub-Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Medium (Mid) Capitalization Stock Risk. To the extent a Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Metals Sector Risk. The prices of precious metals and industrial metals operation companies are affected by the price of precious metals such as platinum, palladium and silver, as well as other metals prices and prevailing market conditions. These prices may be volatile, fluctuating substantially over short periods of time. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the prices of precious and industrial metals may be adversely affected.

Micro Capitalization Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause a Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Advisor and/or Sub-Advisor to sell at times and at prices that the Advisor and/or Sub-Advisor believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. During periods of rising interest rates, the use of MLPs or MLP-related securities could hinder the overall performance of the Fund.

MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Advisor or Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Advisor’s or Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Mortgage REITs Risk. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds, which is the risk that the borrower will not be able to make timely interest and principal payments on the loan to the mortgage REIT. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, the value of a mortgage REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a mortgage REIT’s investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT’s investments to decline. A mortgage REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a mortgage REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a mortgage REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy, reductions in the availability of financing or deterioration in the conditions of the mortgage REIT’s mortgage-related assets.

Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, a Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of a Fund may therefore, be more dependent on the analytical abilities of the Advisor or Sub-Advisor than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect a Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

Natural Resources Sector Risk. The profitability of companies in the natural resources sector can be affected by worldwide energy prices, limits on exploration, and production spending. Companies in the natural resources sector are affected by government regulation, world events and economic conditions. Companies in the natural resources sector are at risk for environmental damage claims. Companies in the natural resources sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls and increased competition. Companies in the natural resources sector may be adversely affected by depletion of natural resources, technological developments, and labor relations.

Non-diversification Risk. A non-diversified fund may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of a fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the fund’s portfolios may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, a Fund risks losing the entire premium invested in the option if a Fund does not exercise the option. As a seller (writer) of a put option, a Fund will lose money if the value of the security or futures falls below the strike price. As a seller (writer) of a call option, a Fund will lose money if the value of the security or futures rises above the strike price. If unhedged, a Fund’s written calls expose the Fund to potentially unlimited losses.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which a Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, a Fund is subject to counterparty credit risk with respect to such derivative contracts.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Prepayment and Extension Risk. During periods of declining interest rates, prepayment of loans underlying fixed income securities, including mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Fund may have to reinvest at a lower interest rate.

Real Estate and REIT Risk. A Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. Subprime mortgages are riskier and potentially less liquid than other mortgage-backed securities.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Renewable Energy Sector Risk. Securities of companies in the renewable energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, the success of project development and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for renewable energy products and services in general, may adversely affect the Fund’s performance. Obsolescence of existing technology, short product cycles, falling prices and profits, the supply of, and demand for, oil and gas, the price of oil and gas, competition from new market entrants and general economic conditions can significantly affect the renewable energy sector. The clean renewable sector is an emerging growth area, and therefore shares of such companies may be more volatile and, historically, have been more volatile than shares of companies operating in other, more established sectors. In addition, certain methods used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

Repurchase and Reverse Repurchase Agreements Risk. A Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of are purchase agreement, a Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Restricted Securities Risk. A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Risk Management Risk. The measures that the Advisor, Sub-Advisor or portfolio manager use to monitor and manage the risks of a Fund may not accomplish the intended results and a Fund may experience losses significantly greater than expected.

Sector Exposure Risk. Sector exposure risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Security Risk. The value of a Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of a Fund will fluctuate based on changes in the value of the securities in which the Fund invests. A Fund may invest in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Short Position Risk. A Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. A Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to a Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is potentially large. Market factors may prevent a Fund from closing out a short position at the most desirable time or at a favorable price.

Short Selling Risk. A Fund’s use of short positions to eliminate or reduce risk exposure in a Fund’s long positions may not be successful and a Fund may lose money on its long positions. An increase in the value of a security over the price at which it was sold short will result in a loss to a Fund, and there can be no assurance that the Advisor or Sub-Advisor will be able to close out the position at any particular time or at an acceptable price. The loss from a short position is potentially unlimited. A Fund’s use of short sales will likely result in the creation of leverage in a Fund.

A Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

A Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Fund may not be able to substitute or sell the pledged collateral.

Small and Mid Capitalization Company Risk. To the extent a Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and mid-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of small and mid-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small and mid-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Sovereign Debt Risk. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Structured Note Risk. A Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over-the-counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or events that affect the industry. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. A Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered “sub-prime” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce a Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease a Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Swaps Risk. A Fund’s use of total return swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify a Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Tax Risk. By investing in commodities indirectly through the Subsidiary, a Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Each subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically, any gains/losses from trading in Section 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to a Fund as ordinary income and reflected on shareholder’s tax Forms 1099 as such.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Timber and Forestry Sector Risk. The timber and forestry sector is highly cyclical and the market value of companies engaged in the ownership, management or upstream supply chain of forests and timberlands is strongly affected by changes in international economic conditions, interest rates, weather cycles, changing demographics, environmental conditions and government regulations, among other factors. For example, the volume and value of timber that can be harvested from timberlands is limited by natural disasters, fire, volcanic eruptions, insect infestation, disease, ice storms, wind storms, flooding and other events. Climate conditions could intensify the effects of any of these factors. Many companies in the timber and forestry sector do not insure against damages to their timberlands. Companies in this sector are also subject to stringent federal, state and local environmental, health and safety laws and regulations.

Tracking Risk of ETFs. The ETFs in which a Fund may invest will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Fund may invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Turnover Risk. A Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes a Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Because a Fund may invest in other investment companies, including mutual funds, ETFs, closed-end funds or private funds, the value of your investment will fluctuate in response to the performance of the underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund. Additional risks of investing in ETFs and mutual funds are described below:

Closed-End Fund Risk. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by a Fund. Since closed-end funds trade on exchanges, a Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

ETF Tracking Risk. Investment in a Fund should be made with the understanding that the passive ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices.

Inverse Correlation Risk. Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the adviser correctly predict short-term market movements. If the Fund invests in an inverse fund and markets rise, a Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

Management Risk. When a Fund invests in Underlying Funds there is a risk that the investment advisors of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

Mutual Fund Risk. Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject management risk because the advisor to the underlying mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with a Fund’s investment objective.

Net Asset Value and Market Price Risk. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

Strategies Risk. Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

U.S. Agency Securities Risk. A Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. A Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Utilities Sector Risk. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

Volatility Risk. Significant short-term price movements could adversely impact the performance of a Fund. Market conditions in which significant price movements develop, but then repeatedly reverse, could cause substantial losses due to prices moving against a Fund’s long or short positions (which are based on prior trends). The performance of a Fund is based in part on the prices of one or more of the VIX Futures or other volatility products in which the Fund invests. Each of the equity securities held by a Fund and the volatility products are affected by a variety of factors and may change unpredictably, affecting the value of such equity securities and volatility products and, consequently, the value and the market price of the Fund’s shares.

Wholly-Owned Subsidiary Risk. Each Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. A Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, a Fund wholly owns and controls the Subsidiary. Shareholders of a Fund will indirectly be subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. The investments of a Fund and Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of a Fund or its shareholders. The Board has oversight responsibility for the investment activities of a Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, the Advisor, in advising the Subsidiary’s portfolio, will be subject to the same investment restrictions and operational guidelines that apply to advising the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Your cost of investing in the Fund will be higher because you indirectly bear the expense of the Subsidiary. Certain Funds and their Subsidiaries are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to a Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Portfolio Holdings Disclosure Policies

A description of the Funds’ policies regarding disclosure of the securities in the Funds’ portfolios is found in the Statement of Additional Information (“SAI”).

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate its net asset value (“NAV”); impediments to trading; the inability of the Funds, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Each Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). Each Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (ET) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

the name of the Fund and share class

the dollar amount of shares to be purchased

a completed purchase application or investment stub

check payable to the applicable Fund

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify a Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these reductions or waivers.

Multiple Classes

Each Fund offers Class A, Class C and Class I shares. The Catalyst/Millburn Hedge Strategy Fund also offers Class C-1 shares. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in a Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Class A shares are subject to a 12b-1 fee of 0.25% which is lower than the 12b-1 fee of 1.00% for the Class C and Class C-1 shares. Please see Appendix A for more information.

The up-front Class A sales charge and the commissions paid to dealers for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above (1)	0.00%	0.00%	0.00% (2)

(1)	In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase. As explained below, the CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Some intermediaries may waive the CDSC under certain circumstances. Please refer to Appendix A for more information. Certain intermediaries may provide different CDSC waivers or discounts which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Sales Charge Reductions and Waivers.”

(2)	The Advisor may pay a commission out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more in accordance with the following schedule: 1.00% of Class A shares purchases of $1,000,000 to $4,999,999; 0.50% of Class A shares purchases of $5,000,000 to $9,999,999; and 0.25% of Class A shares purchases of $10,000,000 and over.

For each Fund, if you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Catalyst Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Catalyst Funds’ investments held by the members of your immediately family, including the value of Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Funds may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, parent or child (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Advisor or its affiliates and certain employee benefit plans for employees of the Advisor; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases.

For more information regarding which intermediaries may have agreements with the Fund or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this prospectus.

Additional information is available by calling 866-447-4228. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Funds at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time. Information about Class A sales charges and breakpoints is available on the Funds’ website at www.CatalystMF.com.

Certain intermediaries may provide for different sales charge discounts, which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers.”

Class C Shares

You can buy Class C shares at NAV. Class C shares are subject to a 12b-1 fee of 1.00% of the Fund’s average daily net assets. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class C-1 Shares

Availability of Class C-1 shares is subject to agreement between the distributor and financial intermediary. Class C-1 shares may also be available on certain brokerage platforms. An investor transacting in Class C-1 shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Class C-1 shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in a Fund. A deferred sales charge of 1.00% applies, however, if Class C-1 shares are sold within 12 months of purchase. Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the original purchase price of such shares. The holding period for the deferred sales charge begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge. For purposes of the deferred sales charge, we use the effective date for each individual purchase.

Waiver of Deferred Sales Charge: Certain intermediaries may provide for sales charge discounts, which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Waivers.”

Class I Shares

Sales of Class I shares are not subject to a front-end sales charge or an annual 12b-1 fee. The Catalyst Aspect Enhanced Multi-Asset Fund has adopted a 12b-1 plan for Class I shares pursuant to which the Class is subject to a 12b-1 fee of 0.25% of its average daily net assets. The 12b-1 plan has not been implemented for Class I shares of the Catalyst/Aspect Enhanced Multi-Asset Fund and there are no plans to do so. Availability of Class I shares is subject to agreement between the distributor and financial intermediary. Class I Shares may also be available on certain brokerage platforms. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Distribution Plans

Each Fund has adopted distribution and service plans under Rule 12b-1 of the 1940 Act that allows each Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. The Catalyst/Millburn Hedge Strategy Fund has adopted a distribution and service plan under Rule 12b-1 of the 1940 Act for its Class C-1 shares. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares. Under the Funds’ Plan related to the Class A Shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses. Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares. Under the Funds’ Plan related to the Class C Shares, each Fund may pay an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

Class C-1 Shares. Under the Fund’s Plan related to the Class C-1 shares, the Fund may pay an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C-1 shares. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

Class I Shares. (Catalyst/Aspect Enhanced Multi-Asset Fund only) Under the Fund’s Plan related to the Class I shares, the Fund may pay an annual fee of 0.25% of the average daily net assets of the Fund’s Class I shares. The Fund is not currently paying 12b-1 fees, and there are no plans to impose these fees.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing in a Fund for the first time through the Fund’s transfer agent, you need to establish an account with the Fund. Accounts may be opened online at www.CatalystMF.com or by mailing a completed Shareholder Account Application along with payment (in the form of a check or wire transfer) to the Fund to the appropriate address below. Shareholder Account Applications may be obtained on the Funds’ website at www.CatalystMF.com or by calling 1-866-447-4228. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

Send the completed Shareholder Account Application and payment to the appropriate Fund to the following address:

Regular Mail Catalyst Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Catalyst Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Payment for purchases made online may only be made through an ACH (Automated Clearing House) debit of your bank account. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions with the Funds. ACH payments will not be accepted for initial purchases except those made online. No cash, credit cards or third-party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or a Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 1-866-447-4228 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Funds, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in each share class of a Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in a Fund is $50. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 investment on a periodic basis. If you have an existing account that does not include the automatic investment plan, you can contact the Funds’ transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Funds may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Funds at 1-866-447-4228.

Additional Investments

The minimum subsequent investment in the Funds is $50. You may purchase additional shares of a Fund by check, wire or ACH debit of your bank account of record. Payment for shares purchased online may be made only through an ACH debit of your bank account of record. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be made. You may revoke your election to make automatic investments by calling 1-866-447-4228 or by writing to the Funds at:

Catalyst Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or a Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, a Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. A Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide each Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in good order by the Funds’ transfer agent or by a brokerage firm or other financial institution that sells Fund shares, authorized to accept redemption orders on the Funds’ behalf, before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV.

The Funds typically expect that it will take up to seven calendar days following the receipt of your redemption request by any method to pay out redemption proceeds by check or electronic transfer. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Shares of the Funds may be redeemed by mail, telephone or online. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions with the Funds. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good form, should be addressed to:

Regular Mail Catalyst Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Catalyst Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

“Good form” means your request for redemption must:

●	Include the Fund name and account number;

●	Include the account name(s) and address;

●	State the dollar amount or number of shares you wish to redeem; and

●	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Funds may require that the signatures be guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized transfers. You may need your signature guaranteed if:

●	you request the redemption check be mailed to an address other than the address of record;

●	if you request the redemption check be mailed to a mailing address that has been changed within 30 days of the redemption request;

●	if you request that the redemption be sent electronically to a bank account other than bank account on record;

●	if the redemption request is in the amount of $100,000 or more; or

●	in other circumstances such as to prevent an unauthorized account transfer or redemption.

You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-866-447-4228 if you have questions. At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 1-866-447-4228. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. If redeeming from an IRA account, you will be asked whether or not the Fund should withhold federal income tax. The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.

However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving or responding to telephone requests for redemptions or exchanges in a timely fashion. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Systematic Withdrawal Plan. You may participate in the Funds’ Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfer of a minimum of $100 on a periodic basis into your established bank account. Please contact the Funds at 866-447-4228 for more information about the Funds’ Systematic Withdrawal Plan.

Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of a Fund’s assets. The securities will be chosen by a Fund and valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board of Trustees has determined that, until otherwise approved by the Board of Trustees, all redemptions in the Funds be made in cash only. If the Board of Trustees determines to allow a Fund to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

Additional Information. If you are not certain of the requirements for redemption, please call the transfer agent at 1-866-447-4228. Redemptions specifying a certain date or share price cannot be accepted and will be returned. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Funds may suspend redemptions or postpone payment dates.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in a Fund to the minimum amount within the 30-day period. All shares of a Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

An account may be turned over as unclaimed property to the investor’s last known state of tax residence if the account is deemed “inactive” or “lost” during the time frame specified within the applicable state’s unclaimed property laws. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Online Transactions

To establish online transaction privileges, you must enroll through the website at www.CatalystMF.com. You automatically have the ability to establish online transaction privileges unless you decline the privileges on your Shareholder Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares online, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Online transactions are subject to the same purchase minimums and maximums as other purchase methods. However, the maximum online redemption amount is $100,000.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to perform online transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their distributor and their transfer agent cannot assure you that trading information will be completely secure. There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their transfer agent, distributor nor Advisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Exchange Privilege

You may exchange shares of a particular class of a Fund only for shares of the same class of another fund in the Catalyst family of funds (including Catalyst Funds offered by a separate prospectus), provided the account registration information of the other Fund is the same. For example, you can exchange Class A shares of the Catalyst Buffered Shield Fund for Class A shares of the Catalyst Systematic Alpha Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss. In order to exchange shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day. Exchanges are made at the NAV determined after the order is considered received. You will not be charged the upfront sales charge or the CDSC on exchanges of Class A shares.

You will not be charged the CDSC on exchanges of Class C-1 shares.

Converting Shares

Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class.

Shares held through a financial intermediary offering different programs and fee structures that has an agreement with the Advisor or the Funds’ distributor may be converted by the financial intermediary, without notice, to another share class of the Funds, including share classes with a higher expense ratio than the original share class, if such conversion is consistent with the fee based or wrap fee program’s policies.

Class C shares convert automatically to Class A shares after ten years (unless otherwise provided by your financial intermediary), provided that the financial intermediary through which you purchased Class C shares has records verifying that the Class C shares have been held for at least ten years, Class A shares are available for purchase by persons in your state or territory of residence, and the shares are not subject to a CDSC. You should consult your financial representative for more information about eligibility for Class C share conversion. Under the Funds’ Plan related to Class A shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of its Class A shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses (Class C shares presently pay a 1.00% 12b-1 fee). Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to the shareholders, a Fund may increase the percentage paid under the 12b-1 Plan up to the Class A 12b-1 Fee amount. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class C-1 shares convert automatically to load-waived Class A shares after ten years (unless otherwise specified by your financial intermediary), provided that the financial intermediary through which you purchased Class C-1 shares has records verifying that the Class C-1 shares have been held for at least ten years, Class A shares are available for purchase by persons in your state or territory of residence, and the shares are not subject to a CDSC. Under the Funds’ Plan related to Class A shares, the Fund may pay an annual fee of up to 0.50% of the average daily net assets of its Class A shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses. The Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board and upon notice to the shareholders, the Fund may increase the percentage paid under the 12b-1 Plan up to the Class A 12b-1 Fee amount. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. You should consult your financial representative for more information about eligibility for Class C-1 share conversion.

All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any front-end sales load. A share conversion within a Fund will not result in a capital gain or loss for federal income tax purposes. The Funds may change, suspend or terminate these conversion features at any time.

VALUING THE FUNDS’ ASSETS

Each Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially effects fair value, the Advisor, as the Board of Trustees’ valuation designee, will value the Funds’ assets at their fair value according to policies approved by the Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. The Funds may use pricing services to determine market value. The NAV for a Fund investing in other investment companies is calculated based upon the NAV of the underlying mutual fund in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Funds may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price its shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains and dividend income. The Catalyst/Warrington Strategic Program Fund, Catalyst Buffered Shield Fund, Catalyst/Millburn Dynamic Commodity Strategy Fund, Catalyst/Millburn Hedge Strategy Fund, Catalyst Nasdaq-100 Hedged Equity Fund and the Catalyst/Aspect

Enhanced Multi-Asset Fund intend to make annual dividend distributions. The Catalyst Systematic Alpha Fund intends to make monthly dividend distributions. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Taxes

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Funds mail a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund uses average cost as its standing (default) tax lot identification method for all shareholders, which means this method is used to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

ADVISOR AND SUB-ADVISORS OF THE FUNDS

Advisor

Catalyst Capital Advisors LLC, a New York limited liability company located at 53 Palmeras St., Suite 601, San Juan, PR 00901 serves as Advisor to the Funds. The Advisor was formed on January 24, 2006. Advising the Catalyst Funds is currently its primary business. The Advisor is under common control with AlphaCentric Advisors LLC and Rational Advisors, Inc., the investment advisors of other funds in the same group of investment companies also known as a “Fund Complex.” Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com. MFund Services, LLC, an affiliate of the Advisor provides the Funds with management, legal administrative and compliance services. Under the terms of the advisory agreement, Catalyst Capital Advisors LLC oversees the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Fund’s investment program.

Portfolio Managers: Catalyst Systematic Alpha Fund

David Miller, Senior Portfolio Manager, Chief Investment Officer, and Co-Founder of the Advisor.

Mr. Miller is a Senior Portfolio Manager, Chief Investment Officer, and co-founder of the Advisor and has been responsible for the day-to-day management of the Systematic Alpha Fund since 2015. He is also Senior Portfolio Manager and Chief Investment Officer of Rational Advisors, Inc., an affiliate of the Advisor, since 2016. Mr. Miller is a member of Catalyst International Advisors LLC since 2019 and Insights Media LLC since 2019. He received a BS in Economics from the University of Pennsylvania, Wharton School and an MBA in Finance from the University of Michigan, Ross School of Business.

Charles Ashley, Portfolio Manager of the Advisor.

Mr. Ashley has served as a portfolio manager of the Advisor since November 2017. Mr. Ashley joined the Advisor in February 2016 as a senior analyst to provide investment research and assist with the day-to-day management of several mutual funds. Mr. Ashley has an MBA from the University of Michigan Ross School of Business and a B.A. from the Michigan State University Eli Broad College of Business.

Sub-Advisor: Catalyst/Warrington Strategic Program Fund

Warrington Asset Management LLC (“Warrington”), a Delaware limited liability company located at 200 Crescent Court, Suite 520, Dallas, TX, 75201, has served as the investment sub-advisor to the Fund since January 27, 2020. In addition to serving as the investment sub-advisor to the Fund, Warrington serves as the commodity trading advisor to separate commodity trading accounts for certain qualified investors and other registered investment companies. Warrington is registered as an investment advisor with the SEC. It is also registered with the CFTC as a commodity trading advisor and commodity pool operator, and is a member of the National Futures Association (“NFA”) in such capacities. Mr. Kimple indirectly owns 100% of Warrington. Under the supervision of the Advisor, Warrington is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Warrington is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Warrington 50% of the net advisory fees paid by the Fund to the Advisor.

Portfolio Managers: Catalyst/Warrington Strategic Program Fund

Scott C. Kimple, Principal and Portfolio Manager, Warrington

Mr. Kimple is a Principal and Portfolio Manager of Warrington since its inception in 2008. He also serves as the Portfolio Manager to private commodity pools sponsored by an affiliate of Warrington, as well as to separate commodity trading accounts. From 1991 to 2015, Mr. Kimple was employed by Morgan Stanley Smith Barney LLC and its predecessors (“MSSB”) as a registered representative and was registered with the NFA as an Associated Person of MSSB. Mr. Kimple received a BBA in finance from Southern Methodist University and an MBA, with emphasis in Finance and Derivative Securities, from Southern Methodist University’s Cox School of Business.

Mark W. Adams, Assistant Portfolio Manager of Warrington.

Mr. Adams is an Assistant Portfolio Manager of Warrington since 2015. From 2009 to 2014, Mr. Adams was employed by Morgan Stanley Smith Barney LLC (“MSSB”) and was registered with the NFA as an Associated Person of MSSB. Mr. Adams graduated from Washington University in St. Louis where he received a BBA with a triple major in Finance, Management and International Business. He also received an MBA from Southern Methodist University’s Cox School of Business.

Sub-Advisor: Catalyst –Buffered Shield Fund

The Fund’s investment sub-advisor is Exceed Advisory LLC, 28 West 44 Street, 16th Floor, New York, NY 10036 (“Exceed”). Exceed is registered as an investment adviser under the Investment Advisers Act of 1940. Exceed was founded in July 2014 and is a registered investment advisor providing investment advisory services to registered investment companies.

Subject to the oversight and approval of the Advisor, Exceed is primarily responsible for the day-to-day management of the Fund’s portfolio. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Exceed 50% of the net advisory fees that the Advisor receives from the Fund.

Portfolio Manager: Catalyst Buffered Shield Fund

Joseph Halpern, Chief Executive Officer and Portfolio Manager of Exceed.

Mr. Halpern has served as a portfolio manager of the Buffered Shield Fund since April 2015. He founded Exceed in 2013 and has served as the Chief Executive Officer and Portfolio Manager since its inception. Since May 2017, Mr. Halpern has also held various roles at Fountainhead Capital Management, LLC (FCM), Fountainhead AM, LLC (FAM) and Fountainhead Retirement Services, LLC, (FRS) each an affiliated registered investment advisor (RIA). Mr. Halpern has served as Chief Compliance Officer at FCM and FAM as of February 2018 and FRS as of April 2019. Mr. Halpern has served as Chief Investment Officer of FAM since May 2017. Mr. Halpern has also served as a Senior Advisor to OmegaPoint Research, Inc. a Fintech company providing an advanced portfolio intelligence engine and separately, provided expert witness consulting on derivative-related legal matters since April 2018. From December 2016 to June 2017, he was a Portfolio Manager of Catalyst. From 2010 to founding the Sub-Advisor in 2013, Mr. Halpern was a director at Lamco, the asset management division of Lehman Brothers Holdings Inc. where he managed the exotic derivatives commodities book, was chief negotiator on a number of global bank settlements and was a lead member of a task force on structured products. Between 2007 and 2010, Mr. Halpern was Director on the Equity Derivatives Trading desk of ING Financial Markets (“ING”), a global financial institution. From 2006 to 2007, Mr. Halpern was SVP of Strategy and Risk for Kellogg Capital Group’s derivatives division. From 2002 to 2006, Mr. Halpern was a partner at Halpern Capital, a boutique investment bank focusing on investment banking and trading services in addition to providing independent research to institutional clients. Mr. Halpern began his career in 1996 as a derivatives trader at Letco Specialists, which has since been acquired by TD Securities, and became its youngest partner before leaving in 2002. Mr. Halpern has a BS from New York University, Stern School of Business.

Sub-Advisor: Catalyst/Millburn Dynamic Commodity Strategy Fund and Catalyst/Millburn Hedge Strategy Fund

Millburn Ridgefield Corporation, a Delaware corporation located at 55 West 46th Street, 31st Floor, New York, NY 10036 (“Millburn”), is the investment sub-adviser to the Catalyst/Millburn Dynamic Commodity Strategy Fund and Catalyst/Millburn Hedge Strategy Fund. Millburn is a registered investment adviser providing investment management or advisor services to mutual funds, pooled investment vehicles that it sponsors and separate accounts. The principal owners of Millburn are Harvey Beker, Crapple Marital Trust, Barry Goodman, and Grant Smith.

Subject to the oversight and approval of the Advisor, Millburn is responsible for making investment decisions and ordering the execution of portfolio transactions for the Funds. In addition, Millburn is responsible for maintaining certain transaction and compliance related records of the Funds. As compensation for the sub-advisory services it provides to each Fund, each Fund pays Millburn 50% of the net advisory fees due to the Advisor under the advisory agreement between each Fund and the Advisor. Any amounts paid by a Fund to Millburn is deducted from the net advisory fee due to the Advisor pursuant to the advisory agreement and any expense limitation agreement in effect at the time of payment.

Portfolio Managers: - Catalyst/Millburn Dynamic Commodity Strategy Fund and Catalyst/Millburn Hedge Strategy Fund

Barry Goodman, Co-Chief Executive Officer and Executive Director of Trading of Millburn.

Mr. Goodman also serves as a member of Millburn’s Investment Committee. Mr. Goodman plays an integral role in business and product development, and in the strategic direction of the firm as a whole. Mr. Goodman joined Millburn (including its former affiliate The Millburn Corporation) in November 1982 as Assistant Director of Trading and most recently thereafter served as Executive Vice President of Millburn and The Millburn Corporation until November 1, 2015. Mr. Goodman has since served as Co-Chief Executive Officer and Executive Director of Trading of both entities with his affiliation with The Millburn Corporation ceasing on December 31, 2018 upon the merger of The Millburn Corporation into Millburn. His responsibilities include overseeing the firm’s trading operations and managing its trading relationships, as well as the design and implementation of trading systems. From September 1980 through October 1982, he was a commodity trader at the brokerage firm of E.F. Hutton & Co., Inc. (“E.F. Hutton”). At E.F. Hutton, he also designed and maintained various technical indicators and coordinated research projects pertaining to the futures markets. Mr. Goodman graduated magna cum laude from Harpur College of the State University of New York in 1979 with a B.A. in economics.

Grant Smith, Co-Chief Executive Officer and Co-Chief Investment Officer of Millburn.

Mr. Smith also serves as a member of Millburn’s Investment Committee. He is responsible for overseeing departments that design, test and implement quantitative trading strategies, as well as plan and implement the firm’s computer infrastructure. He received a B.S. degree from the Massachusetts Institute of Technology (“MIT”) in 1974 and an M.S. degree from MIT in 1975. While at MIT, he held several teaching and research positions in the computer science field and participated in various projects relating to database management. He joined the predecessor entity to The Millburn Corporation in June 1975, and has been continuously associated with Millburn and its affiliates since that time. Mr. Smith served as the Executive Vice President of Millburn and The Millburn Corporation until November 1, 2015, and as Director of Research of both such entities until May 31, 2016. He has since served as the Co-Chief Executive Officer and Chief Investment Officer of both entities with his affiliation with The Millburn Corporation ceasing on December 31, 2018 upon the merger of The Millburn Corporation into Millburn.

Harvey Beker, Chairman of Millburn.

Mr. Beker also serves as a member of Millburn’s Investment Committee. He received a Bachelor of Arts degree in economics from New York University (“NYU”) in 1974 and a Master of Business Administration degree in finance from NYU in 1975. From June 1975 to July 1977, Mr. Beker was employed by the investment bank Loeb Rhoades, Inc. where he developed and traded silver arbitrage strategies. From July 1977 to June 1978, Mr. Beker was a futures trader at the commodities and securities brokerage firm of Clayton Brokerage Co. of St. Louis. Mr. Beker jointed The Millburn Corporation in June 1978. He initially served as the Director of Operations for its affiliate, and most recently thereafter served as Co-Chief Executive Officer of Millburn and Chief Executive Officer of The Millburn Corporation until November 1, 2015. During his tenure at Millburn (including its affiliates), he has been instrumental in the development of the research, trading and operations areas. Mr. Beker became a principal of the firm in June 1982.

Michael Soss, PhD, Co-Chief Investment Officer of Millburn.

Dr. Soss also serves as a member of Millburn’s Investment Committee. Dr. Soss joined Millburn in January 2022 and, along with Co-Chief Investment Officer Grant Smith, is responsible for management of the firm’s systematic research and development functions, including system design, modeling, data management and trade execution. Prior to joining Millburn, Dr. Soss was employed by Point72 Asset Management, a global asset management firm, from March 2015 to January 2021, in leadership roles spanning risk and trading research, and most recently headed the firm’s Fusion group, a quant trading division focused on internal alpha capture. From September 2013 to March 2015 Dr. Soss was an executive director at J.P. Morgan. Dr. Soss’ other experience includes SECOR Asset Management from April 2012 to September 2013, and Goldman Sachs from August 2003 to March 2012. Dr. Soss received an AB in mathematics from Harvard University in 1996, and MSc and PhD degrees in computer science from McGill University in Montreal, Canada, in 1998 and 2001, respectively.

Sub-Advisor: - Catalyst Nasdaq-100 Hedged Equity Fund

The Fund’s investment sub-advisor is Equity Armor Investments, LLC (“Equity Armor”), located at 311 S. Wacker Dr., Suite 650, Chicago, Illinois 60606. Equity Armor is registered as an investment advisor under the Investment Advisers Act of 1940, and is an independent asset management firm. Founded in 2011, Equity Armor provides investment advisory services to individuals, registered investment advisers and other financial institutions.

Subject to the oversight and approval of the Advisor, Equity Armor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Equity Armor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor pays Equity Armor 50% of the net advisory fees paid to the Advisor by the Fund.

Portfolio Managers: Catalyst Nasdaq-100 Hedged Equity Fund

Brian Stutland, Managing Partner, Chief Investment Officer and Chief Compliance Officer of Equity Armor.

Mr. Stutland is the Managing Partner, Chief Investment Officer and Chief Compliance Officer of Equity Armor since its inception in 2011. He is also a Member of Tremis, LLC, a Cryptocurrency mining and trading operations firm, since 2017 and a Member of Equity Armor Advisers, LLC, Macro Growth Advisers, LLC, and Lone Star Equity Armor Advisors, LLC since 2016. Prior to founding Equity Armor in 2011, Mr. Stutland was the Managing Member and Floor Trader of Stutland Equities, LLC (2005 to 2011) and was a Trader and Market Maker for LETCO Trading from 1999 to 2002). Mr. Stutland earned his Bachelor of Science in Engineering and his Master’s of Science in Engineering from University of Michigan.

Afshin Luke Rahbari, Member and Portfolio Manager, Equity Armor.

Mr. Rahbari is a Member and Portfolio Manager of Equity Armor since its inception in 2011. He is also a Member of Tremis, LLC, a Cryptocurrency mining and trading operations firm, since 2017 and a Member of Equity Armor Advisers, LLC, Macro Growth Advisers, LLC, and Lone Star Equity Armor Advisors, LLC since 2016. Prior to founding Equity Armor in 2011, Mr. Rahbari served as an Asset Manager of Peachtree Asset Management (2007 to 2011), worked on the Institutional Equity Derivatives Desk of Toronto Dominion Bank (2002-2006) and was a Floor Trader, Market Maker, Specialist Registered Options of LETCO Trading (1994 to 2002). Mr. Rahbari earned his Bachelor of Business Administration from Eastern Michigan University and a Master’s of Business Administration from the University of Chicago, Graduate School of Business.

Joseph Tigay, Chief Trading Officer and Portfolio Manager of Equity Armor

Mr. Tigay is the Chief Trading Officer and Portfolio Manager of Equity Armor since its inception in 2011. He is also a Member of Tremis, LLC, a Cryptocurrency mining and trading operations firm, since 2017 and a Member and Investment Adviser Representative of Equity Armor Advisers, LLC, Macro Growth Advisers, LLC and Lone Star Equity Armor Advisors since 2016. Prior to founding Equity Armor in 2011, Mr. Tigay served as a Floor Trader, Market Maker and Clerk for Stutland Equities, LLC (2005 to 2011). Mr. Tigay earned his Bachelor of Business Administration from Eastern Michigan University.

Sub-Advisor: - Catalyst/Aspect Enhanced Multi-Asset Fund

The Fund’s investment sub-advisor is Aspect Capital Limited (“Aspect”), located at 10 Portman Square London W1H 6AZ United Kingdom. Aspect is registered as an investment adviser under the Investment Advisers Act of 1940. Aspect was founded in 1997 and is a registered investment advisor providing investment advisory services to domestic and foreign pooled investment vehicles and accounts. Subject to the oversight and approval of the Advisor, Aspect is primarily responsible for the day-to-day management of the Fund’s portfolio. In addition, Aspect is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor pays Aspect 50% of the net advisory fees that the Advisor receives from the Fund except that, for any investments made in the Fund by Aspect , the Advisor pays Aspect 100% of the net advisory fees paid by the Fund to the Advisor.

Portfolio Managers - Catalyst/Aspect Enhanced Multi-Asset Fund

The Fund’s portfolio is managed by Aspect’s Investment Committee consisting of: Anthony Todd, Martin Lueck, Christopher Reeve and Max Xu. Each member of the Investment Committee has been primarily and jointly responsible for the day-to-day management of the Fund since its inception in December 2023.

Anthony Todd, Chief Executive Officer of Aspect

Mr. Todd co-founded Aspect in September 1997 and is the Chief Executive Officer of Aspect. Mr. Todd chairs Aspect’s Executive Board, which determines Aspect’s overall corporate and strategic direction, chairs Aspect’s Investment Committee and takes Board level responsibility for Risk Management. Before establishing Aspect, Mr. Todd worked for five years (from March 1992 to October 1997) at Adam, Harding and Lueck Limited (AHL) initially as Director of Financial Engineering and Product Development, before moving to Switzerland as Director of Marketing and Institutional Sales. Prior to this role, Mr. Todd was a strategy consultant at Mars & Co., a Paris based consultancy, from September 1990 to March 1992. From July 1989 to July 1990, Mr. Todd studied at INSEAD in France, and from September 1982 to June 1989 he was with UBS, an international investment bank, in London as Assistant Director in the International Government Bond Group. Mr. Todd holds a B.A. in Physics from Oxford University and an M.B.A. from INSEAD in France.

Martin Lueck, Research Director of Aspect

Mr. Lueck co-founded Aspect in September 1997. As Research Director, Mr. Lueck oversees the Research team responsible for generating and analyzing fundamental research hypotheses for development of all Aspect’s investment programs. Mr. Lueck is also a member of Aspect’s Investment Committee. Prior to founding Aspect, Mr. Lueck was with Adam, Harding and Lueck Limited (AHL), which he co-founded in February 1987 with Michael Adam and David Harding. Man Group plc (a leading global provider of alternative investment products and solutions) completed the purchase of AHL in 1994 and Mr. Lueck left in 1996. At AHL, Mr. Lueck was instrumental in developing AHL’s trading systems and approach to research as well as the proprietary software language that provided the platform for all of AHL’s product engineering and implementation. From May 1996 through August 1997, Mr. Lueck was on gardening leave from AHL during which time he helped establish his wife’s publishing business Barefoot Books. Mr. Lueck was a Director of Research at Brockham Securities Limited, a London based commodity trading advisor, from October 1984 to February 1987 and an executive in the Japanese Equity Sales department of Nomura International, a provider of financial services for individual, institutional, corporate, and government clients, from January to October 1984. Mr. Lueck serves on the Board of the National Futures Association. He holds an M.A. in Physics from Oxford University and currently serves as Chair of the Oxford Physics Development Board.

Christopher Reeve, Director of Risk of Aspect

In this role, he takes responsibility for all investment-related risks associated with Aspect’s portfolios, including the review of all new research and strategies and post-trade risk monitoring. He is a member of the Investment Committee, which provides oversight of the performance and risks of all strategies and approval for any change to any Aspect investment programme. He also coordinates the company’s product design processes, ensuring that Aspect’s investment strategy capabilities are assembled into coherent investment products which fit investor needs. This includes working closely with Aspect’s research team to customise products and mandates, as well as working with Aspect’s global client base to understand their requirements and ensure they have full transparency into Aspect’s strategies. Mr. Reeve joined Aspect in January 2005 as a member of the Research Team, focusing on the risk reviews of new investment strategy research. He then became a member of what is now the Investment Solutions Team in 2006, Head of Investment Solutions in February 2014 and Director of Investment Solutions in May 2015. He was appointed to his current role in September 2018. Mr. Reeve holds a first-class master’s degree in chemistry from the University of Oxford. Mr. Reeve previously served in the British Army as a second lieutenant in the Welsh Guards, commanding an infantry platoon on training and ceremonial duties.

Max Xu, Portfolio Manager of Aspect

Ms. Xu is the portfolio manager for the Aspect Diversified, Core Diversified, Absolute Return and China Diversified Programs. In this role, she is responsible for leading the ongoing research effort as it relates to these strategies, agreeing the research agenda with and reporting to the Investment Committee, as well as managing program releases. Since joining Aspect in 2008 she has accumulated almost 15 years’ experience in portfolio construction and the development of quantitative investment strategies. Prior to joining Aspect, Ms. Xu worked at BNP Paribas Asset Management from 2005 to 2008 where she developed quantitative FX trading strategies for their diversified currency program. Ms. Xu holds an MSc in Financial Mathematics (Distinction) from Cass Business School and a BSc in Biological Science from Peking University in China. She is also a CFA Charterholder.

The SAI provides additional information about the compensation, other accounts managed and ownership of securities in the Fund for each of the portfolio managers.

Advisory Fees

Each Fund is authorized to pay the Advisor an annual fee based on its average daily net assets. The advisory fee is paid monthly. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at a certain level through October 31, 2025. The agreement may be terminated by the Board only on 60 days’ written notice to the Advisor, and upon the termination of the advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment, and the repayment is approved by the Board.

The following table describes (i) the contractual advisory fee, (ii) the advisory fees, after waivers, as a percentage of each Fund’s average net assets, received by each Fund’s adviser for the Fund’s most recent fiscal year (or period for Fund’s in operation less than one full fiscal year) and (iii) the expense limitation for each Fund.

	Contractual Advisory Fee	Net Advisory Fee Received	Expense Limitation*
Catalyst Systematic Alpha Fund	1.50%	1.55%	Class A – 2.02% Class C – 2.77% Class I – 1.77%
Catalyst/Warrington Strategic Program Fund	1.75%	1.66%	Class A – 2.24% Class C – 2.99% Class I – 1.99%
Catalyst Buffered Shield Fund	1.25%	0.65%	Class A – 1.48% Class C – 2.23% Class I – 1.23%

	Contractual Advisory Fee	Net Advisory Fee Received	Expense Limitation*
Catalyst/Millburn Dynamic Commodity Strategy Fund	1.75%	(0.05)%	Class A – 2.24% Class C – 2.99% Class I – 1.99%
Catalyst/Millburn Hedge Strategy Fund	1.75%	1.75%	N/A
Catalyst Nasdaq-100 Hedged Equity Fund	1.25%	0.48%	Class A – 1.74% Class C – 2.49% Class I – 1.49%
Catalyst/Aspect Enhanced Multi-Asset Fund	1.75%	0.73%	Class A – 2.24% Class C – 2.99% Class I – 1.99%

*	Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Each Fund may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Each Fund, through its Rule 12b-1 distribution plan, or each Fund’s respective Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the SAI entitled “Additional Compensation to Financial Intermediaries” for more information.

The Trust’s financial statements for the fiscal year ended June 30, 2024 contains discussions regarding the basis of the Board’s renewal of the advisory agreement with the Advisor with respect to the Catalyst Systematic Alpha Fund, Catalyst/Warrington Strategic Program Fund, Catalyst Buffered Shield Fund, Catalyst/Millburn Dynamic Commodity Strategy Fund, Catalyst/Millburn Hedge Strategy Fund and Catalyst Nasdaq-100 Hedged Equity Fund; the approval of the advisory agreement with the Advisor with respect to the Catalyst/Aspect Enhanced Multi-Asset Fund; renewal of the sub-advisory agreement between the Advisor and Exceed Advisory LLC with respect to the Catalyst Buffered Shield Fund; renewal of the sub-advisory agreement between the Advisor and Warrington with respect to the Catalyst/Warrington Strategic Program Fund; renewal of the sub-advisory agreement among the Trust, on behalf of the Catalyst/Millburn Hedge Strategy Fund, the Advisor and Millburn; renewal of the sub-advisory agreement among the Trust, on behalf of the Catalyst/Millburn Dynamic Commodity Strategy Fund, the Advisor, and Millburn; and renewal of the sub-advisory agreement between the Advisor and Equity Armor with respect to the Catalyst Nasdaq-100 Hedged Equity Fund, and the approval of the sub-advisory agreement between the Advisor and Aspect for the Catalyst/Aspect Enhanced Multi-Asset Fund.

Subsidiaries (Catalyst/Millburn Hedge Strategy Fund, Catalyst Systematic Alpha Fund, and Catalyst/Millburn Dynamic Commodity Strategy Fund, Catalyst/Aspect Enhanced Multi-Asset Fund)

Each Fund listed above may invest up to 25% of its total assets in its respective Subsidiary. Each Subsidiary invests the majority of its assets in structured notes and swap contracts. Each Subsidiary is organized under the laws of the Cayman Islands, and is overseen by its own board of directors. Each of these Funds is the sole shareholder of its respective Subsidiary. It is not currently expected that shares of any Subsidiary will be sold or offered to other investors. If, at any time, a Subsidiary proposes to offer or sell its shares to any investor other than its respective Fund, you will receive 60 days prior notice of such offer or sale.

As with each Fund, the Advisor is responsible for each Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Advisor provides the Subsidiary with the same type of advisory services, under the same terms, as are provided to the Fund, except the Advisor receives no fees from the Subsidiary. The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. Each Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

Each Subsidiary bears certain fees and expenses incurred in connection with its operation such as custody and other services that it receives. Each Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets. It is also anticipated that a Fund’s own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that any duplicative fees for similar services provided to a Fund and its Subsidiary will not be material.

Each Subsidiary is advised pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the adviser is subject to the same investment policies and restrictions that apply to advising the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage (each measured on a consolidated basis with the Fund) and the timing and method of the valuation of the Subsidiary’s portfolio investments. These policies and restrictions are described in detail in the respective Fund’s Statement of Additional Information (“SAI”). The Trust’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Trust’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures.

The financial statements of a Subsidiary are consolidated in the respective Fund’s financial statements. Copies of the Financial Statements are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiaries.

FINANCIAL HIGHLIGHTS

Catalyst Systematic Alpha Fund (Consolidated)

The following table is intended to help you better understand the Catalyst Systematic Alpha Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended June 30, 2024 and June 30, 2023, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the	For the		For the		For the
	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	June 30, 2024		June 30, 2023	June 30, 2022		June 30, 2021		June 30, 2020
Net asset value, beginning of year	$12.83		$10.06	$10.86		$9.56		$9.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.40		0.25	(0.17)		0.04		0.17
Net realized and unrealized gain (loss) on investments	0.87		3.03	(0.05)		3.16		0.35
Total from investment operations	1.27		3.28	(0.22)		3.20		0.52

LESS DISTRIBUTIONS:
From net investment income	(0.27)		(0.51)	(0.58)		(1.90)		(0.14)
Total distributions	(0.27)		(0.51)	(0.58)		(1.90)		(0.14)

Net asset value, end of year	$13.83		$12.83	$10.06		$10.86		$9.56

Total return (B)	10.08%		33.65%	(2.53	)% (C)	37.12	% (C)	5.58	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$59,958		$13,659	$324		$164		$216
Ratios to average net assets(including dividend and interest expense)
Expenses, before waiver and reimbursement (D,F)	1.96%		2.83%	4.63%		5.77%		5.25%
Expenses, net waiver and reimbursement (D,F)	2.02	% (H)	2.02%	2.06%		2.03%		2.04%
Net investment income (loss), before waiver and reimbursement (F,G)	3.09%		1.25%	(4.14)%		(3.44)%		(1.47)%
Net investment income (loss), net waiver and reimbursement (F,G)	3.03	% (H)	2.06%	(1.53)%		0.35%		1.74%
Portfolio turnover rate	10%		43%	1335%		121%		75%

	Class C
	For the		For the	For the		For the		For the
	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	June 30, 2024		June 30, 2023	June 30, 2022		June 30, 2021		June 30, 2020
Net asset value, beginning of year	$12.28		$9.63	$10.41		$9.23		$8.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.29		0.14	(0.25)		(0.04)		0.08
Net realized and unrealized gain (loss) on investments	0.83		2.93	(0.05)		3.04		0.35
Total from investment operations	1.12		3.07	(0.30)		3.00		0.43

LESS DISTRIBUTIONS:
From net investment income	(0.18)		(0.42)	(0.48)		(1.82)		(0.05)
Total distributions	(0.18)		(0.42)	(0.48)		(1.82)		(0.05)

Net asset value, end of year	$13.22		$12.28	$9.63		$10.41		$9.23

Total return (B)	9.29%		32.72%	(3.32	)% (C)	35.99	% (C)	4.84	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$14,144		$3,122	$133		$184		$188
Ratios to average net assets(including dividend and interest expense)
Expenses, before waiver and reimbursement (E,F)	2.71%		3.58%	5.38%		6.53%		6.00%
Expenses, net waiver and reimbursement (E,F)	2.77	% (H)	2.77%	2.81%		2.78%		2.79%
Net investment income (loss), before waiver and reimbursement (F,G)	2.35%		0.46%	(5.13)%		(4.16)%		(2.32)%
Net investment income (loss), net waiver and reimbursement (F,G)	2.29	% (H)	1.27%	(2.35)%		(0.39)%		0.89%
Portfolio turnover rate	10%		43%	1335%		121%		75%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above tables represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (F)	2.83%	4.59%	5.76%	5.23%
Expenses, net waiver and reimbursement (F)	2.02%	2.02%	2.02%	2.02%

(E)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (F)	3.58%	5.34%	6.52%	5.98%
Expenses, net waiver and reimbursement (F)	2.77%	2.77%	2.77%	2.77%

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Inclusive of advisor’s recapture of waived/reimbursed fees from prior periods.

	Class I
	For the		For the	For the		For the		For the
	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	June 30, 2024		June 30, 2023	June 30, 2022		June 30, 2021		June 30, 2020
Net asset value, beginning of year	$12.55		$9.87	$10.67		$9.43		$9.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.42		0.25	(0.14)		0.06		0.19
Net realized and unrealized gain (loss) on investments	0.86		2.99	(0.06)		3.12		0.35
Total from investment operations	1.28		3.24	(0.20)		3.18		0.54

LESS DISTRIBUTIONS:
From net investment income	(0.30)		(0.56)	(0.60)		(1.94)		(0.16)
From net realized gains on investments	—		—	—		—		—
Total distributions	(0.30)		(0.56)	(0.60)		(1.94)		(0.16)

Net asset value, end of year	$13.53		$12.55	$9.87		$10.67		$9.43

Total return (B)	10.41%		33.95%	(2.42	)% (C)	37.47	% (C)	5.88	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$616,511		$75,232	$6,044		$2,505		$2,519
Ratios to average net assets(including dividend and interest expense)
Expenses, before waiver and reimbursement (D,E)	1.71%		2.58%	4.38%		5.52%		5.00%
Expenses, net waiver and reimbursement(D,E)	1.77	% (G)	1.77%	1.81%		1.78%		1.79%
Net investment income (loss), before waiver and reimbursement (E,F)	3.34%		1.40%	(3.84)%		(3.10)%		(1.22)%
Net investment income (loss), net waiver and reimbursement (E,F)	3.28	% (G)	2.21%	(1.27)%		0.63%		1.99%
Portfolio turnover rate	10%		43%	1335%		121%		75%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (E)	2.58%	4.34%	5.51%	4.98%
Expenses, net waiver and reimbursement (E)	1.77%	1.77%	1.77%	1.77%

(E)	Does not include expenses of the underlying investment companies in which the Fund invests.

(F)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(G)	Inclusive of advisor’s recapture of waived/reimbursed fees from prior periods.

Catalyst/Warrington Strategic Program Fund

The following table is intended to help you better understand the Catalyst/Warrington Strategic Program Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended June 30, 2024 and June 30, 2023, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022		June 30, 2021		June 30, 2020
Net asset value, beginning of year	$8.90		$8.72		$8.02		$7.61		$7.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A,G)	0.19		(0.03)		(0.20)		(0.15)		(0.10)
Net realized and unrealized gain (loss) on investments	0.11		0.28		0.90		0.56		(0.15)
Total from investment operations	0.30		0.25		0.70		0.41		(0.25)

LESS DISTRIBUTIONS:
From net investment income	(0.06)		(0.07)		—		—		—
Total distributions	(0.06)		(0.07)		—		—		—

Net asset value, end of year	$9.14		$8.90		$8.72		$8.02		$7.61

Total return (B)	3.42%		2.93	% (J)	8.73	% (C)	5.39	% (C)	(3.18	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$14,089		$16,291		$19,212		$17,587		$29,378
Ratios to average net assets (including dividend and interest expense)
Expenses, before waiver and reimbursement (D,E)	2.38	% (K)	2.65%		2.49%		2.43%		2.59%
Expenses, net waiver and reimbursement (D,E)	2.30	% (K)	2.60%		2.45%		2.02	% (H)	2.59%
Net investment income (loss), before waiver and reimbursement (D,G)	1.99	% (K)	(0.35)%		(2.42)%		(2.40)%		(1.30)%
Net investment income (loss), net waiver and reimbursement (D,G)	2.08	% (K)	(0.30)%		(2.38)%		(1.98	)% (H)	(1.30)%
Portfolio turnover rate	0%		0%		0%		0%		0%

	Class C
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022		June 30, 2021		June 30, 2020
Net asset value, beginning of year	$8.32		$8.14		$7.54		$7.21		$7.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A,G)	0.11		(0.09)		(0.24)		(0.20)		(0.15)
Net realized and unrealized gain (loss) on investments	0.11		0.27		0.84		0.53		(0.15)
Total from investment operations	0.22		0.18		0.60		0.33		(0.30)

LESS DISTRIBUTIONS:
From net investment income	—		(0.00	) (I)	—		—		—
Total distributions	—		(0.00)		—		—		—

Net asset value, end of year	$8.54		$8.32		$8.14		$7.54		$7.21

Total return (B)	2.64%		2.21	% (J)	7.96	% (C)	4.58	% (C)	(3.99	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,338		$13,583		$15,588		$20,305		$30,499
Ratios to average net assets (including dividend and interest expense)
Expenses, before waiver and reimbursement (D,F)	3.13	% (K)	3.40%		3.24%		3.19%		3.36%
Expenses, net waiver and reimbursement (D,F)	3.05	% (K)	3.35%		3.20%		2.77	% (H)	3.36%
Net investment income (loss), before waiver and reimbursement (D,G)	1.22	% (K)	(1.10)%		(3.16)%		(3.16)%		(2.13)%
Net investment income (loss), net waiver and reimbursement (D,G)	1.30	% (K)	(1.05)%		(3.12)%		(2.74	)% (H)	(2.13)%
Portfolio turnover rate	0%		0%		0%		0%		0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above tables represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Ratio to average net assets (excluding dividend and interest expense).

Expenses, before waiver and reimbursement (D)	2.37	% (K)	2.64%	2.49%	2.43%		2.59%
Expenses, net waiver and reimbursement (D)	2.29	% (K)	2.59%	2.45%	2.02	% (H)	2.59%

(F)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (D)	3.12	% (K)	3.39%	3.24%	3.19.	%	3.36%
Expenses, net waiver and reimbursement (D)	3.04	% (K)	3.34%	3.20%	2.77	% (H)	3.36%

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Advisor has voluntarily waived a portion of expenses. This waiver will not be recaptured by the advisor.

(I)	Amount is less than $0.005.

(J)	Fund performance was materially impacted by a nonrecurring litigation settlement of $1.96 million booked to the Fund on June 19, 2023. The impact was $0.1482/share, or 1.65% of the Fund’s NAV.

(K)	Excludes $183,757 of recovery of legal fees from the Trust’s insurance policy, if this amount was included the expense ratios would have been reduced by .16% and net investment income/loss ratios would have been increased by 0.16%.

	Class I
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022		June 30, 2021		June 30, 2020
Net asset value, beginning of year	$9.11		$8.92		$8.18		$7.74		$7.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A,F)	0.22		0.00	(I)	(0.18)		(0.13)		(0.08)
Net realized and unrealized gain (loss) on investments	0.12		0.28		0.92		0.57		(0.16)
Total from investment operations	0.34		0.28		0.74		0.44		(0.24)

LESS DISTRIBUTIONS:
From net investment income	(0.09)		(0.09)		—		—		—
Total distributions	(0.09)		(0.09)		—		—		—

Net asset value, end of year	$9.36		$9.11		$8.92		$8.18		$7.74

Total return (B)	3.72%		3.21	% (H)	9.05	% (C)	5.68	% (C)	(3.01	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$78,359		$88,996		$89,859		$61,014		$84,334
Ratios to average net assets(including dividend and interest expense)
Expenses, before waiver and reimbursement (D,E)	2.13	% (J)	2.40%		2.24%		2.16%		2.31%
Expenses, net waiver and reimbursement (D,E)	2.05	% (J)	2.35%		2.20%		1.75	% (G)	2.31%
Net investment income (loss), before waiver and reimbursement (D,F)	2.25	% (J)	(0.05)%		(2.17)%		(2.13)%		(1.00)%
Net investment income (loss), net waiver and reimbursement (D,F)	2.34	% (J)	(0.00)%		(2.13)%		(1.71	)% (G)	(1.00)%
Portfolio turnover rate	0%		0%		0%		0%		0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (D)	2.12	% (J)	2.39%	2.24%	2.16%		2.31%
Expenses, net waiver and reimbursement (D)	2.04	% (J)	2.34%	2.20%	1.75	% (G)	2.31%

(F)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(G)	Advisor has voluntarily waived a portion of expenses. This waiver will not be recaptured by the advisor.

(H)	Fund performance was materially impacted by a nonrecurring litigation settlement of $1.96 million booked to the Fund on June 19, 2023. The impact was $0.1482/share, or 1.65% of the Fund’s NAV.

(I)	Amount less than $.005

(J)	Excludes $183,757 of recovery of legal fees from the Trust’s insurance policy, if this amount was included the expense ratios would have been reduced by .16% and net investment income/loss ratios would have been increased by 0.16%.

Catalyst Buffered Shield Fund

The following table is intended to help you better understand the Fund’s financial performance for the past five years. The Fund is a continuation of the Predecessor Fund and, therefore, the financial information includes results of the Predecessor Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended June 30, 2024 and June 30, 2023, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$8.77	$8.44	$11.24	$9.64	$9.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.23	0.12	(0.02)	0.01	0.08
Net realized and unrealized gain (loss) on investments	0.93	0.27	(1.06)	1.78	0.28
Total from investment operations	1.16	0.39	(1.08)	1.79	0.36

LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.06)	—	(0.04)	(0.09)
From net realized gains on investments	—	—	(1.72)	(0.15)	(0.50)
Total distributions	(0.21)	(0.06)	(1.72)	(0.19)	(0.59)

Net asset value, end of year	$9.72	$8.77	$8.44	$11.24	$9.64

Total return (B)	13.42%	4.60%	(11.85)%	18.71%	3.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,771	$13,444	$20,599	$23,714	$17,787
Ratios to average net assets (including dividend and interest expense)
Expenses, before waiver and reimbursement (D,F)	2.12%	2.05%	1.81%	1.83%	2.03%
Expenses, net waiver and reimbursement (D,F)	1.51%	1.55%	1.48%	1.48%	1.54%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (F,G)	1.98%	0.89%	(0.50)%	(0.27)%	0.28%
Net investment income (loss), net waiver and reimbursement (F,G)	2.59%	1.39%	(0.17)%	0.08%	0.77%
Portfolio turnover rate	0%	111%	77%	32%	138%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$8.48	$8.17	$11.01	$9.48	$9.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.15	0.05	(0.09)	(0.07)	0.00	(H)
Net realized and unrealized gain (loss) on investments	0.91	0.26	(1.03)	1.75	0.28
Total from investment operations	1.06	0.31	(1.12)	1.68	0.28

LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.00	) (H)	—	—	(0.04)
From net realized gains on investments	—	—	(1.72)	(0.15)	(0.50)
Total distributions	(0.13)	(0.00	) (H)	(1.72)	(0.15)	(0.54)

Net asset value, end of year	$9.41	$8.48	$8.17	$11.01	$9.48

Total return (B)	12.67%	3.81%	(12.51	)% (C)	17.86	% (C)	2.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,355	$4,084	$4,348	$4,720	$3,337
Ratios to average net assets (including dividend and interest expense)
Expenses, before waiver and reimbursement (E,F)	2.87%	2.80%	2.56%	2.58%	2.78%
Expenses, net waiver and reimbursement (E,F)	2.26%	2.30%	2.23%	2.23%	2.29%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (F,G)	1.07%	0.16%	(1.25)%	(1.02)%	(0.52)%
Net investment income (loss), net waiver and reimbursement (F,G)	1.68%	0.66%	(0.92)%	(0.67)%	(0.03)%
Portfolio turnover rate	0%	111%	77%	32%	138%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above tables represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Ratios to average net assets (excluding dividend and interest expense) (Class A)

Expenses, before waiver and reimbursement	2.09%	1.98%	1.81%	1.83%	1.97%
Expenses, net waiver and reimbursement	1.48%	1.48%	1.48%	1.48%	1.48%

(E)	Ratios to average net assets (excluding dividend and interest expense) (Class C)

Expenses, before waiver and reimbursement	2.84%	2.73%	2.56%	2.58%	2.72%
Expenses, net waiver and reimbursement	2.23%	2.23%	2.23%	2.23%	2.23%

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Less than 0.01 per share.

	Class I
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022		June 30, 2021		June 30, 2020
Net asset value, beginning of year	$8.84	$8.52	$11.32		$9.70		$9.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.25	0.13	0.01		0.03		0.09
Net realized and unrealized gain (loss) on investments	0.95	0.28	(1.08)		1.80		0.29
Total from investment operations	1.20	0.41	(1.07)		1.83		0.38

LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.09)	(0.01)		(0.06)		(0.11)
From net realized gains on investments	—	—	(1.72)		(0.15)		(0.50)
Total distributions	(0.23)	(0.09)	(1.73)		(0.21)		(0.61)

Net asset value, end of year	$9.81	$8.84	$8.52		$11.32		$9.70

Total return (B)	13.83%	4.83%	(11.70	)% (C)	19.07	% (C)	3.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$13,189	$23,466	$50,313		$60,463		$32,703
Ratios to average net assets(including dividend and interest expense)
Expenses, before waiver and reimbursement (D,E)	1.87%	1.80%	1.56%		1.58%		1.78%
Expenses, net waiver and reimbursement (D,E)	1.26%	1.30%	1.23%		1.23%		1.29%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (E,F)	2.14%	1.09%	(0.26)%		(0.04)%		0.46%
Net investment Income, net waiver and reimbursement (E,F)	2.75%	1.59%	0.07%		0.31%		0.95%
Portfolio turnover rate	0%	111%	77%		32%		138%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividend. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (E)	1.84%	1.73%	1.56%	1.58%	1.72%
Expenses, net waiver and reimbursement (E)	1.23%	1.23%	1.23%	1.23%	1.23%

(E)	Does not include expenses of the underlying investment companies in which the Fund invests.

(F)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Catalyst/Millburn Dynamic Commodity Strategy Fund (Consolidated)

The following table is intended to help you better understand the Catalyst/Millburn Dynamic Commodity Strategy Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended June 30, 2024 and June 30, 2023, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$9.28	$12.76	$9.56	$10.89	$10.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A,E)	0.09	0.04	(0.11)	(0.20)	(0.09)
Net realized and unrealized gain (loss) on investments	0.24	(1.31)	3.31	(1.13)	0.03
Total from investment operations	0.33	(1.27)	3.20	(1.33)	(0.06)

LESS DISTRIBUTIONS:
From net investment income	—	(2.15)	—	—	—
From net realized gains on investments	—	(0.06)	—	—	—
Total distributions	—	(2.21)	—	—	—

Net asset value, end of year	$9.61	$9.28	$12.76	$9.56	$10.89

Total return (B)	3.56%	(11.43)%	33.47%	(12.21)%	(0.55	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,678	$2,035	$2,685	$3,404	$5,319
Ratios to average net assets
Expenses, before waiver and reimbursement (D,F)	4.05%	3.11%	3.33%	2.72%	2.47%
Expenses, net waiver and reimbursement (D,F)	2.24%	2.24%	2.24%	2.27%	2.27%
Net investment loss, before waiver and reimbursement (D,E)	(0.84)%	(0.54)%	(2.12)%	(2.41)%	(1.03)%
Net investment income (loss), net waiver and reimbursement (D,E)	0.97%	0.33%	(1.04)%	(1.96)%	(0.83)%
Portfolio turnover rate	112%	58%	123%	145%	0%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$8.84	$12.26	$9.26	$10.62	$10.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A,E)	0.02	(0.06)	(0.19)	(0.27)	(0.18)
Net realized and unrealized gain (loss) on investments	0.23	(1.23)	3.19	(1.09)	0.04
Total from investment operations	0.25	(1.29)	3.00	(1.36)	(0.14)

LESS DISTRIBUTIONS:
From net investment income	—	(2.07)	—	—	—
From net realized gains on investments	—	(0.06)	—	—	—
Total distributions	—	(2.13)	—	—	—

Net asset value, end of year	$9.09	$8.84	$12.26	$9.26	$10.62

Total return (B)	2.83%	(12.10)%	32.40%	(12.81)%	(1.30	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$464	$839	$1,921	$1,519	$6,860
Ratios to average net assets
Expenses, before waiver and reimbursement (D,G)	4.80%	3.86%	4.08%	3.47%	3.22%
Expenses, net waiver and reimbursement (D,G)	2.99%	2.99%	2.99%	3.02%	3.02%
Net investment loss, before waiver and reimbursement (D,E)	(1.60)%	(1.42)%	(2.82)%	(3.15)%	(1.83)%
Net investment income (loss), net waiver and reimbursement (D,E)	0.21%	(0.55)%	(1.73)%	(2.70)%	(1.63)%
Portfolio turnover rate	112%	58%	123%	145%	0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above tables represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (D)	4.05%
Expenses, net waiver and reimbursement (D)	2.24%

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (D)	4.80%
Expenses, net waiver and reimbursement (D)	2.99%

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$9.35	$12.85	$9.61	$10.91	$10.94

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A,E)	0.12	0.05	(0.08)	(0.18)	(0.07)
Net realized and unrealized gain (loss) on investments	0.24	(1.31)	3.32	(1.12)	0.04
Total from investment operations	0.36	(1.26)	3.24	(1.30)	(0.03)

LESS DISTRIBUTIONS:
From net investment income	—	(2.18)	—	—	—
From net realized gains on investments	—	(0.06)	—	—	—
Total distributions	—	(2.24)	—	—	—

Net asset value, end of year	$9.71	$9.35	$12.85	$9.61	$10.91

Total return (B)	3.85%	(11.28)%	33.71%	(11.92)%	(0.27	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,308	$9,267	$19,897	$7,750	$30,369
Ratios to average net assets
Expenses, before waiver and reimbursement (D,F)	3.80%	2.86%	3.08%	2.47%	2.22%
Expenses, net waiver and reimbursement (D,F)	1.99%	1.99%	1.99%	2.02%	2.02%
Net investment loss, before waiver and reimbursement (D,E)	(0.55)%	(0.38)%	(1.76)%	(2.17)%	(0.83)%
Net investment income (loss), net waiver and reimbursement (D,E)	1.26%	0.49%	(0.67)%	(1.72)%	(0.63)%
Portfolio turnover rate	112%	58%	123%	145%	0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (D)	3.80%
Expenses, net waiver and reimbursement (D)	1.99%

Catalyst/Millburn Hedge Strategy Fund (Consolidated)

The following table is intended to help you better understand the Catalyst/Millburn Hedge Strategy Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended June 30, 2024 and June 30, 2023, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021		June 30, 2020
Net asset value, beginning of year	$35.18	$36.99	$36.25	$27.63		$32.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment Income (loss) (A)	0.44	0.18	(0.45)	(0.46)		(0.14)
Net realized and unrealized gain (loss) on investments	4.86	0.72	1.19	10.29		(2.70)
Total from investment operations	5.30	0.90	0.74	9.83		(2.84)

LESS DISTRIBUTIONS:
From net investment income	(0.56)	(1.42)	—	(1.21)		(1.60)
From return of capital	—	—	—	(0.00	) (G)	—
From net realized gains on investments	(0.15)	(1.29)	—	—		—
Total distributions	(0.71)	(2.71)	—	(1.21)		(1.60)

Net asset value, end of year	$39.77	$35.18	$36.99	$36.25		$27.63

Total return (B)	15.26%	2.55%	2.04%	36.44%		(9.48)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$557,931	$443,988	$335,527	$306,389		$316,112
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,E)	2.19%	2.17%	2.20%	2.22%		2.19%
Expenses, net waiver and reimbursement (C,E)	2.19%	2.17%	2.20%	2.22%		2.19%
Net investment income (loss), before waiver and reimbursement (C,D)	1.18%	0.51%	(1.25)%	(1.47)%		(0.47)%
Net investment income (loss), net waiver and reimbursement (C,D)	1.18%	0.51%	(1.25)%	(1.47)%		(0.47)%
Portfolio turnover rate	48%	30%	9%	13%		54%

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021		June 30, 2020
Net asset value, beginning of year	$34.17	$36.01	$35.55	$27.07		$31.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.15	(0.10)	(0.71)	(0.68)		(0.36)
Net realized and unrealized gain (loss) on investments	4.73	0.71	1.17	10.08		(2.65)
Total from investment operations	4.88	0.61	0.46	9.40		(3.01)

LESS DISTRIBUTIONS:
From net investment income	(0.30)	(1.16)	—	(0.92)		(1.38)
From return of capital	—	—	—	(0.00	) (G)	—
From net realized gains on investments	(0.15)	(1.29)	—	—		—
Total distributions	(0.45)	(2.45)	—	(0.92)		(1.38)

Net asset value, end of year	$38.60	$34.17	$36.01	$35.55		$27.07

Total return (B)	14.40%	1.77%	1.29%	35.42%		(10.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$385,224	$363,845	$335,127	$334,331		$326,297
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,F)	2.94%	2.92%	2.95%	2.97%		2.94%
Expenses, net waiver and reimbursement (C,F)	2.94%	2.92%	2.95%	2.97%		2.94%
Net investment income (loss), before waiver and reimbursement (C,D)	0.40%	(0.28)%	(2.00)%	(2.21)%		(1.22)%
Net investment income (loss), net waiver and reimbursement (C,D)	0.40%	(0.28)%	(2.00)%	(2.21)%		(1.22)%
Portfolio turnover rate	48%	30%	9%	13%		54%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above tables represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.18%	2.17%	2.18%
Expenses, net waiver and reimbursement (C)	2.18%	2.17%	2.18%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (C)	2.93%	2.92%	2.93%
Expenses, net waiver and reimbursement (C)	2.93%	2.91%	2.93%

(G)	Amount is less than $0.005.

Class C-1
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021 (A)
Net asset value, beginning of year/period	$34.00	$36.01	$35.55	$27.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment Income (loss) (B)	0.15	—	(H)	(0.63)	(0.20)
Net realized and unrealized gain on investments	4.69	0.62	1.09	9.30
Total from investment operations	4.84	0.62	0.46	9.10

LESS DISTRIBUTIONS:
From net investment income	(0.35)	(1.34)	—	(0.92)
From return of capital	—	—	—	(0.00	) (H)
From net realized gains on investments	(0.15)	(1.29)	—	—
Total distributions	(0.50)	(2.63)	—	(0.92)

Net asset value, end of year/period	$38.34	$34.00	$36.01	$35.55

Total return (C)	14.39%	1.79%	1.29%	33.93	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$39,464	$28,127	$5,375	$882
Ratios to average net assets (Including interest expense)
Expenses, before waiver and reimbursement (E,I)	2.94%	2.92%	2.95%	2.95	% (F)
Expenses, net waiver and reimbursement (E,I)	2.94%	2.92%	2.95%	2.95	% (F)
Net investment income (loss), before waiver and reimbursement (E,G)	0.42%	(0.01)%	(1.78)%	(0.83	)% (F)
Net investment income (loss), net waiver and reimbursement (E,G)	0.42%	(0.01)%	(1.78)%	(0.83	)% (F)
Portfolio turnover rate	48%	30%	9%	13	% (D)

Class I
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$35.45	$37.25	$36.41	$27.78	$32.23

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.53	0.29	(0.35)	(0.38)	(0.07)
Net realized and unrealized gain (loss) on investments	4.90	0.70	1.19	10.33	(2.70)
Total from investment operations	5.43	0.99	0.84	9.95	(2.77)

LESS DISTRIBUTIONS:
From net investment income	(0.64)	(1.50)	—	(1.32)	(1.68)
From return of capital	—	—	—	(0.00	) (H)	—
From net realized gains on investments	(0.15)	(1.29)	—	—	—
Total distributions	(0.79)	(2.79)	—	(1.32)	(1.68)

Net asset value, end of year	$40.09	$35.45	$37.25	$36.41	$27.78

Total return (C)	15.56%	2.77%	2.31%	36.78%	(9.25)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,550,931	$5,222,008	$3,334,146	$2,377,768	$2,476,317
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E,J)	1.94%	1.92%	1.95%	1.97%	1.94%
Expenses, net waiver and reimbursement (E,J)	1.94%	1.92%	1.95%	1.97%	1.94%
Net investment income (loss), before waiver and reimbursement (E,G)	1.42%	0.79%	(0.95)%	(1.21)%	(0.22)%
Net investment income (loss), net waiver and reimbursement (E,G)	1.42%	0.79%	(0.95)%	(1.21)%	(0.22)%
Portfolio turnover rate	48%	30%	9%	13%	54%

(A)	The Catalyst/Millburn Hedge Strategy Fund Class C-1 shares commenced operations on October 30, 2020.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above tables represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(D)	Not annualized.

(E)	Does not include expenses of the underlying investment companies in which the Fund invests.

(F)	Annualized.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Amount is less than $0.005.

(I)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (E)	2.93%	2.91%	2.93%
Expenses, net waiver and reimbursement (E)	2.93%	2.91%	2.93%

(J)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (E)	1.93%	1.92%	1.93%
Expenses, net waiver and reimbursement (E)	1.93%	1.92%	1.93%

Catalyst Nasdaq-100 Hedged Equity Fund

The following table is intended to help you better understand the Catalyst Nasdaq-100 Hedged Equity Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended June 30, 2024 and June 30, 2023, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$11.01	$9.60	$11.75	$10.12	$10.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.10)	(0.07)	(0.14)	(0.09)	0.07
Net realized and unrealized gain (loss) on investments	1.65	1.71	(1.97)	1.77	(0.10)
Total from investment operations	1.55	1.64	(2.11)	1.68	(0.03)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.12)
From net realized gains on investments	—	(0.23)	(0.04)	(0.01)	(0.47)
From return of capital	—	—	—	(0.04)	—
Total distributions	—	(0.23)	(0.04)	(0.05)	(0.59)

Net asset value, end of year	$12.56	$11.01	$9.60	$11.75	$10.12

Total return (B)	14.08%	17.60%	(18.03)%	16.68%	(0.63)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$542	$598	$873	$1,522	$1,815
Ratios to average net assets (including dividend and interest expense)
Expenses, before waiver and reimbursement (C,E)	2.60%	2.82%	2.55%	2.76%	2.68%
Expenses, net waiver and reimbursement (C,E)	1.84%	1.78%	1.74%	1.72%	1.63%
Net investment loss, before waiver and reimbursement (E,F)	(1.63)%	(1.79)%	(1.96)%	(1.87)%	(0.38)%
Net investment income (loss), net waiver and reimbursement (E,F)	(0.87)%	(0.75)%	(1.15)%	(0.83)%	0.67%
Portfolio turnover rate	35%	82%	51%	205%	145%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$10.21	$8.99	$11.08	$9.62	$10.25

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (A)	(0.17)	(0.14)	(0.21)	(0.17)	(0.01)
Net realized and unrealized gain (loss) on investments	1.52	1.59	(1.84)	1.68	(0.10)
Total from investment operations	1.35	1.45	(2.05)	1.51	(0.11)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.05)
From net realized gains on investments	—	(0.23)	(0.04)	(0.01)	(0.47)
From return of capital	—	—	—	(0.04)	—
Total distributions	—	(0.23)	(0.04)	(0.05)	(0.52)

Net asset value, end of year	$11.56	$10.21	$8.99	$11.08	$9.62

Total return (B)	13.22%	16.66%	(18.58)%	15.78%	(1.36)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,536	$1,403	$1,242	$1,945	$1,321
Ratios to average net assets(including dividend and interest expense)
Expenses, before waiver and reimbursement (D,E)	3.35%	3.57%	3.30%	3.51%	3.43%
Expenses, net waiver and reimbursement (D,E)	2.59%	2.53%	2.49%	2.47%	2.38%
Net investment loss, before waiver and reimbursement (E,F)	(2.36)%	(2.55)%	(2.71)%	(2.68)%	(1.17)%
Net investment loss, net waiver and reimbursement (E,F)	(1.60)%	(1.51)%	(1.89)%	(1.64)%	(0.12)%
Portfolio turnover rate	35%	82%	51%	205%	145%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above tables represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (F)	2.50%	2.78%	2.55%	2.74%	2.58%
Expenses, net waiver and reimbursement (F)	1.74%	1.74%	1.74%	1.70%	1.53%

(D)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (F)	3.25%	3.53%	3.30%	3.49%	3.33%
Expenses, net waiver and reimbursement (F)	2.49%	2.49%	2.49%	2.45%	2.28%

(E)	Does not include expenses of the underlying investment companies in which the Fund invests.

(F)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$11.16	$9.71	$11.84	$10.20	$10.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.08)	(0.06)	(0.11)	(0.08)	0.09
Net realized and unrealized gain (loss) on investments	1.68	1.74	(1.98)	1.79	(0.09)
Total from investment operations	1.60	1.68	(2.09)	1.71	0.00

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.02)	(0.14)
From net realized gains on investments	—	(0.23)	(0.04)	(0.01)	(0.47)
From return of capital	—	—	—	(0.04)	—
Total distributions	—	(0.23)	(0.04)	(0.07)	(0.61)

Net asset value, end of year	$12.76	$11.16	$9.71	$11.84	$10.20

Total return (B)	14.34%	17.81%	(17.72)%	16.91%	(0.29)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$16,440	$11,158	$12,227	$11,146	$7,043
Ratios to average net assets(including dividend and interest expense)
Expenses, before waiver and reimbursement (C,D)	2.35%	2.57%	2.30%	2.51%	2.43%
Expenses, net waiver and reimbursement (C,D)	1.59%	1.53%	1.49%	1.47%	1.38%
Net investment loss, before waiver and reimbursement (D,E)	(1.32)%	(1.55)%	(1.68)%	(1.69)%	(0.15)%
Net investment Income (loss), net waiver and reimbursement (D,E)	(0.56)%	(0.51)%	(0.86)%	(0.65)%	0.90%
Portfolio turnover rate	35%	82%	51%	205%	145%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (D)	2.25%	2.53%	2.30%	2.49%	2.33%
Expenses, net waiver and reimbursement (D)	1.49%	1.49%	1.49%	1.45%	1.28%

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Catalyst/Aspect Enhanced Multi-Asset Fund (Consolidated)

The following table is intended to help you better understand the Catalyst/Aspect Enhanced Multi-Asset Fund’s financial performance for the fiscal period ended June 30, 2024. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal period ended June 30, 2024, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request.

For a Share Outstanding Throughout Each Year

	Class A
	For the
	Period Ended
	June 30, 2024 (A)
Net asset value, beginning of period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.21
Net realized and unrealized gain on investments	1.42
Total from investment operations	1.63

Net asset value, end of period	$11.63

Total return (C)	16.30	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$900
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	3.32	% (E)
Expenses, net waiver and reimbursement (F)	2.24	% (E)
Net investment income, before waiver and reimbursement (F,G)	2.52	% (E)
Net investment income net waiver and reimbursement (F,G)	3.60	% (E)
Portfolio turnover rate	6	% (D)

	Class C
	For the
	Period Ended
	June 30, 2024 (A)
Net asset value, beginning of period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.17
Net realized and unrealized gain on investments	1.42
Total from investment operations	1.59

Net asset value, end of period	$11.59

Total return (C)	15.90	% (D,H)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	4.07	% (E)
Expenses, net waiver and reimbursement (F)	2.99	% (E)
Net investment income, before waiver and reimbursement (F,G)	1.84	% (E)
Net investment income net waiver and reimbursement (F,G)	2.97	% (E)
Portfolio turnover rate	6	% (D)

(A)	The Catalyst/Aspect Enhanced Multi-Asset Fund commenced operations December 28, 2023.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above tables represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

	Class I
	For the
	Period Ended
	June 30, 2024 (A)
Net asset value, beginning of period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment Income (B)	0.23
Net realized and unrealized gain on investments	1.41
Total from investment operations	1.64

Net asset value, end of period	$11.64

Total return (C)	16.40	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$19,111
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	3.01	% (E)
Expenses, net waiver and reimbursement (F)	1.99	% (E)
Net investment income, before waiver and reimbursement (F,G)	3.03	% (E)
Net investment income net waiver and reimbursement (F,G)	4.05	% (E)
Portfolio turnover rate	6	% (D)

(A)	The Catalyst/Aspect Enhanced Multi-Asset Fund commenced operations December 28, 2023.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

MERRILL LYNCH

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers on Class A Shares available at Merrill Lynch

●	Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Shares purchased through a Merrill investment advisory program

●	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

●	Shares purchased through the Merrill Edge Self-Directed platform

●	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

●	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

●	Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

●	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

●	Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC Waivers on Class A and C Shares available at Merrill Lynch

●	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))

●	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

●	Shares sold due to return of excess contributions from an IRA account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

●	Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Class A Shares Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

●	Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

●	Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

●	Employer-sponsored retirement plans.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. & EACH ENTITY’S AFFILIATES (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

● Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in this prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

MORGAN STANLEY WEALTH MANAGEMENT

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management (“Morgan Stanley”) transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

●	Shares purchased through a Morgan Stanley self-directed brokerage account

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

JANNEY MONTGOMERY SCOTT LLC

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Shares acquired through a right of reinstatement.

●	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

●	Shares sold upon the death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

●	Shares purchased in connection with a return of excess contributions from an IRA account.

●	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.

●	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

●	Shares acquired through a right of reinstatement.

●	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in the fund’s Prospectus.

●	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

ROBERT W. BAIRD & CO. (“Baird”):

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

●	Shares purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

●	Shares purchased using the proceeds of redemptions from a Catalyst Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

●	A shareholder in the Funds Class C Shares will have their share converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

●	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

●	Shares bought due to returns of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

●	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in this prospectus

●	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Catalyst assets held by accounts within the purchaser’s household at Baird. Eligible Catalyst assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Catalyst through Baird, over a 13-month period of time

The information disclosed in the appendix is part of, and incorporated in, the prospectus

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. August 2021

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●     Social Security number and wire transfer instructions

●     account transactions and transaction history

●     investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

QUESTIONS? CALL 1-866-447-4228

FOR MORE INFORMATION

Several additional sources of information are available to you. The SAI, incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected each Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Funds at 1-866-447-4228 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries. You may also obtain this information from the Funds’ internet site at www.CatalystMF.com.

You may obtain information about the Funds (including the SAI and other reports) on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-21872

Prospectus	November 1, 2024

Gilead Fund
ETAGX	Class A Shares	ETCGX	Class C Shares
ETGLX	Class N Shares	ETILX	Class I Shares

Healthcare & Life Sciences Fund
ETAHX	Class A Shares	ETCHX	Class C Shares
ETNHX	Class N Shares	ETIHX	Class I Shares

Balanced Fund
ETAMX	Class A Shares	ETCMX	Class C Shares
ETNMX	Class N Shares	ETIMX	Class I Shares

Dividend Growth Fund
(formerly, the Eventide Dividend Opportunities Fund)
ETADX	Class A Shares	ETCDX	Class C Shares
ETNDX	Class N Shares	ETIDX	Class I Shares

Limited-Term Bond Fund
ETABX	Class A Shares	ETCBX	Class C Shares
ETNBX	Class N Shares	ETIBX	Class I Shares

Exponential Technologies Fund
ETAEX	Class A Shares	ETCEX	Class C Shares
ETNEX	Class N Shares	ETIEX	Class I Shares

Core Bond Fund
ETARX	Class A Shares	ETCRX	Class C Shares
ETNRX	Class N Shares	ETIRX	Class I Shares

Large Cap Focus Fund
ETLAX	Class A Shares	ETLCX	Class C Shares
ETLNX	Class N Shares	ETLIX	Class I Shares

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

E V E N T I D E	1

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Eventide Gilead Fund Summary	3

Eventide Healthcare & Life Sciences Fund Summary	11

Eventide Balanced Fund Summary	19

Eventide Dividend Growth Fund (formerly, Eventide Dividend Opportunities Fund) Summary	30

Eventide Limited-Term Bond Fund Summary	39

Eventide Exponential Technologies Fund Summary	49

Eventide Core Bond Fund Summary	59

Eventide Large Cap Focus Fund Summary	68

Additional Information about Each Fund’s Principal Investment Strategies and Related Risks	78

How to Buy Shares	117

How to Redeem Shares	125

Valuing Each Fund’s Assets	129

Dividends, Distributions, & Taxes	130

Advisory Services of the Funds	131

Financial Highlights	136

Appendix A: Intermediary-Specific Sales Charge Reductions and Waivers	168

Privacy Notice	178

For More Information	180

E V E N T I D E	2

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Eventide Gilead Fund	Fund Summary

Investment Objective.

The Eventide Gilead Fund (the “Gilead Fund” or the “Fund”) seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund.

The tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 117 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 70, and Waivers of Up-Front Sales Charge on Class A Shares on page 71.

Shareholder Fees Fees paid directly from your investment	Class A	Class C	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of the NAV of the shares redeemed or the original purchase price)	1.00%[1]	1.00%[2]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15
Annual Fund Operating Expenses Expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.97%	0.97%	0.97%	0.97%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.20%	None
Other Expenses	0.19%	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	1.41%	2.16%	1.36%	1.16%

1.	The maximum deferred sales charge on Class A shares (as a % of NAV at the time of purchase) applies only to purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months of purchase.

2.	The maximum deferred sales charge on Class C shares (as a % of the lesser of NAV of the shares redeemed or the original purchase price) applies to shares sold within 12 months of purchase.

Example of Hypothetical Fund Costs.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$711	$997	$1,304	$2,173
Class C – no redemption	$219	$677	$1,161	$2,497
Class C - with redemption	$319	$677	$1,161	$2,497
Class N	$139	$432	$747	$1,640
Class I	$119	$370	$640	$1,414

E V E N T I D E	3

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 36% of the average value of its portfolio.

Principal Investment Strategies

Normally, the Gilead Fund invests primarily in a broad range of equity securities of any market capitalization. The Fund may invest without limitation in securities in companies domiciled outside the United States either directly or through American Depositary Receipts (“ADRs”).

The Fund’s investment adviser, Eventide Asset Management, LLC (“Eventide” or the “Adviser”) analyzes the performance of potential investments not only for financial strength and outlook, but also for companies that are capable of serving well the needs of customers, employees, suppliers, communities, the environment and society broadly. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. From time to time, the Fund may invest a substantial portion of its assets in the stock of companies in one or more sectors of the economy, such as the technology, industrial, healthcare and life sciences sectors. The Fund may invest in private companies and other issuers whose securities may have legal or contractual restrictions on resale or are otherwise illiquid (“Illiquid Investments”), which can impact their valuation. The Fund will not invest more than 15% of the Fund’s net assets in Illiquid Investments. The Fund may invest in development stage companies. The Adviser may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes adverse market, political or other conditions are likely. The Adviser may also utilize a combination of puts and/or calls on the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities.

The Adviser uses its proprietary values-based screening methodology to analyze all potential investments for the company’s ability to operate with integrity and create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s values-based screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its values-based screening processes in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s portfolio unless the Adviser believes that the values-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the values-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess values-based practices. The Adviser’s screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

■	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.

E V E N T I D E	4

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

■	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.

■	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.

■	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.

■	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Consistent with the Adviser’s values, the Fund may invest in domestic and/or foreign fixed-income securities, such as notes (including standalone notes not rated by any agency), to help fund community development institutions and projects aimed at serving human needs such as those of low-to-moderate income families and communities.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company is no longer consistent with the Adviser’s values.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. Although an ADR is priced in the U.S. dollar, movements in the exchange rate of the local currency versus the U.S. dollar are automatically reflected in the price of the ADR in U.S. dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the U.S. dollar declines, the ADR price would decline by a similar measure.

Development Stage Company Risk. The Fund may invest a substantial portion of the portfolio in development stage companies that are not generating meaningful revenue.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

E V E N T I D E	5

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries.  The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and the Fund. There is no guarantee the Adviser’s corporate engagements and related-activities will achieve their intended results. There is a risk that the Adviser’s activities in this regard could limit the Fund’s investment universe and reduce the amount of profits that could be realized by affected companies, limiting the Fund’s investment returns. Furthermore, the U.S. government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser’s activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign investing involves other risks not typically associated with U.S. investments, including adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing accounting, auditing, financial reporting and legal standards.

Growth Stock Risk. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Healthcare & Life Sciences Sector Risk. Companies in the healthcare and life sciences sectors may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.

Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

E V E N T I D E	6

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Junk Bond Risk. Lower-quality or unrated bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Large Capitalization Company Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Liquidity Risk. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also lack a readily observable or market-corroborated price and be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at an unexpected loss.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgments will produce the desired results.

Market Risk. Overall stock or bond market volatility may also affect the value of the Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels and political events and terrorism affect the securities markets.

Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As the seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price.

E V E N T I D E	7

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

The use of derivative instruments, such as options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the risk that the counterparty to an options transaction may not fulfill its contractual obligations.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

Smaller Capitalization Company Risk. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and companies may have limited markets, product lines or financial resources and lack management experience.

Stock Value Risk. Stocks involve the risk that they may never reach what the Adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth, or the Adviser misgauged that worth. Stocks also may decline in price, even though, in theory, they are already undervalued. Investments in private companies that lack readily observable or market-corroborated prices generally increase stock valuation risk because they are more difficult to value. Many private companies are not required to file periodic financial reports, leading to challenges in the Adviser’s ability to evaluate a company’s business prospects and the fair value of its securities. The fair valued prices assigned to the Fund’s investments in private companies are based on a variety of factors, reviewed regularly, and updated as additional information becomes available. However, fair value pricing includes subjective judgments, and it is possible that the fair value assigned to a security may differ materially from the value the Fund would realize if the security were sold.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class N shares for each of the last ten full calendar years. Although Class A, C, and I shares have similar annual returns to Class N shares because the classes are invested in the same portfolio of securities, the returns for Class A, C, and I shares are different from Class N shares because Class A, C, and I shares have different expenses than Class N shares. The performance table shows how the average returns of the Class A, C, I and N shares compare over time with those of a broad-based market index and a supplemental index (strategy benchmark) that the Adviser believes is more representative of the Fund’s investment universe. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.eventidefunds.com.

E V E N T I D E	8

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Eventide Gilead Class N Annual Total Returns for the Years Ended December 31

During the period shown in the bar chart, for the Class N shares, the highest return for a quarter was 41.62% (quarter ended June 30, 2020), and the lowest return for a quarter was (20.09)% (quarter ended June 30, 2022). The Fund’s Class N year-to-date return as of September 30, 2024 was (0.44)%.

Average Annual Total Returns (periods ended December 31, 2023)

Class N Shares	1 Year	5 Years	10 Years
Return Before Taxes	22.52%	13.32%	10.91%
Return After Taxes on Distributions	22.52%	12.49%	10.33%
Return After Taxes on Distributions and Sale of Fund Shares	13.33%	10.68%	8.99%
Class A Shares	1 Year	5 Years	10 Year
Return Before Taxes	15.41%	11.95%	10.20%
Class C Shares	1 Year	5 Years	10 Years
Return Before Taxes	20.54%	12.42%	10.02%
Class I Shares
Return Before Taxes	22.76%	13.55%	11.13%
Bloomberg US 3000 Equal Weight Total Return Index (reflects no deduction for fees, expenses or taxes)[1]	16.03%	10.52%	7.40%
Bloomberg US Mid Cap Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	21.18%	14.17%	10.43%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	25.87%	13.81%	10.57%

1.	The Fund has changed its primary benchmark from the Russell Midcap Growth Index to the Bloomberg U.S. 3000 Equal Weight Total Return Index (which represents the overall domestic equity market) to comply with new regulatory requirements.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class N shares. After-tax returns for other share classes, which are not shown, will vary from those of Class N shares.

E V E N T I D E	9

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Adviser. Eventide Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager. Dr. Finny Kuruvilla, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, serves as Portfolio Manager of the Fund. Dr. Kuruvilla has served the Fund in this capacity since the Fund commenced operations in 2008.

Purchase and Sale of Fund Shares. The minimum initial investment in the Class A, Class C and Class N Shares of the Fund, as well as Class I shares purchased directly from the Fund, is $1,000 for a regular account and for an IRA account, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares purchased through a financial intermediary is $100,000 for all accounts. The minimum subsequent investment for each class of shares is $50 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, online, by telephone or through a financial intermediary to the Fund or the Fund’s transfer agent and will be paid by check or wire transfer.

Tax Information. Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

E V E N T I D E	10

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Eventide Healthcare & Life Sciences Fund	Fund Summary

Investment Objective.

The Eventide Healthcare & Life Sciences Fund (the “Healthcare & Life Sciences Fund” or the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund.

The tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 117 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 70 and Waivers of Up-Front Sales Charge on Class A Shares on page 71.

Shareholder Fees Fees paid directly from your investment	Class A	Class C	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of the NAV of the shares redeemed or the original purchase price)	1.00%[1]	1.00%[2]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15
Annual Fund Operating Expenses Expenses that you pay each year as a percentage of the value of your investment
Management Fees	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.20%	None
Other Expenses	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	1.57%	2.32%	1.52%	1.32%

1.	The maximum deferred sales charge on Class A shares (as a % of NAV at the time of purchase) applies only to purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months of purchase.

2.	The maximum deferred sales charge on Class C shares (as a % of the lesser of NAV of the shares redeemed or the original purchase price) applies to shares sold within 12 months of purchase.

E V E N T I D E	11

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Example of Hypothetical Fund Costs.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$726	$1,042	$1,381	$2,335
Class C – no redemption	$235	$724	$1,240	$2,656
Class C – with redemption	$335	$724	$1,240	$2,656
Class N	$155	$480	$829	$1,813
Class I	$134	$418	$723	$1,590

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 71% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity and equity-related securities of companies in the healthcare and life sciences sectors, including common stock, options, preferred stock and convertible debt. Healthcare and life sciences companies include those companies that derive or are expected to derive 50% or more of their revenue from healthcare and life science products and services including, but not limited to, biotechnology, pharmaceuticals, diagnostics, life science tools, medical devices, healthcare information technology, healthcare services, synthetic biology, agricultural and environmental management, and pharmaceutical manufacturing products and services. These companies may include private and other companies whose securities may have legal or contractual restrictions on resale or are otherwise illiquid (“Illiquid Investments”), which can impact their valuation. The Fund will not invest more than 15% of the Fund’s net assets in Illiquid Investments. These companies may include development stage companies. The Fund may invest without limitation in securities of companies domiciled outside the United States either directly or through American Depositary Receipts (“ADRs”). The Fund may invest in securities of companies of any market capitalization.

The Fund’s investment adviser, Eventide Asset Management, LLC (“Eventide” or the “Adviser”) utilizes a fundamental “bottom-up” analysis to evaluate investments for inclusion in the Fund’s portfolio. The Adviser seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities or have significant near-term appreciation potential and that are capable of serving well the needs of customers, employees, suppliers, communities, the environment, and society broadly. The Adviser favors investments that it believes will have relatively low correlation to the overall market. The valuation of these investments may respond dramatically to clinical trial outcomes or regulatory decisions, providing atypical upside or downside volatility.

The Adviser uses options strategies, such as calls, covered calls, and puts on individual securities, as well as options on securities indices, to enhance returns, generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes adverse market, political or other conditions are likely. The Adviser may also utilize a combination of puts and/or calls on the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Adviser only makes use of these derivative strategies where the derivatives’ underlying security is within or related to the sectors in which the Fund normally invests.

E V E N T I D E	12

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

The Fund concentrates investments in drug-related industries by investing, under normal circumstances, over 25% of its assets in drug-related industries. This group of industries includes pharmaceutical, biotech and similar companies that primarily develop, produce or distribute drugs, medicines, diagnostic chemicals and biological products used to diagnose, prevent or treat diseases or maintain health.

The Adviser uses its proprietary values-based screening methodology to analyze all potential investments for the company’s ability to operate with integrity and create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s values-based screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its values-based screening processes in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s portfolio unless the Adviser believes that the values-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the values-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess values-based practices. The Adviser’s screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

■	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.

■	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.

■	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.

■	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.

■	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Consistent with the Adviser’s values, the Fund may invest in domestic and/or foreign fixed-income securities, such as notes (including standalone notes not rated by any agency), to help fund community development institutions and projects aimed at serving human needs such as those of low-to-moderate income families and communities.

E V E N T I D E	13

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company’s practices are no longer consistent with the Adviser’s values.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary, and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. Although an ADR is priced in the U.S. dollar, movements in the exchange rate of the local currency versus the U.S. dollar are automatically reflected in the price of the ADR in U.S. dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the U.S. Dollar declines, the ADR price would decline by a similar measure.

Development Stage Company Risk. The Fund may invest a substantial portion of the portfolio in development stage companies that are not generating meaningful revenue.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries.  The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and the Fund. There is no guarantee the Adviser’s corporate engagements and related-activities will achieve their intended results. There is a risk that the Adviser’s activities in this regard could limit the Fund’s investment universe and reduce the amount of profits that could be realized by affected companies, limiting the Fund’s investment returns. Furthermore, the U.S. government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser’s activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

E V E N T I D E	14

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign investing involves other risks not typically associated with U.S. investments, including adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing accounting, auditing, financial reporting and legal standards.

Growth Stock Risk. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Healthcare & Life Sciences Sector Risk. Because the Fund normally invests at least 80% of its assets in the healthcare and life science sectors, the Fund’s performance largely depends—for better or for worse—on the overall condition of these sectors. Companies in the healthcare and life sciences sectors, including drug related companies, may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.

Industry Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, because the Fund’s investments are concentrated in the drug-related industries.

Junk Bond Risk. Lower-quality or unrated bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Large Capitalization Company Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

E V E N T I D E	15

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Liquidity Risk. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also lack a readily observable or market-corroborated price and be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at an unexpected loss.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgments will produce the desired results.

Market Risk. Overall stock or bond market volatility may also affect the value of the Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels, political events and terrorism affect the securities markets.

Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise option price because the Fund will no longer hold the underlying security. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As the seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. The use of derivative instruments, such as options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the risk that the counterparty to an options transaction may not fulfill its contractual obligations.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

Smaller Capitalization Company Risk. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and companies may have limited markets, product lines or financial resources and lack management experience.

E V E N T I D E	16

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Stock Value Risk. Stocks involve the risk that they may never reach what the Adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth, or the Adviser misgauged that worth. Stocks also may decline in price, even though, in theory, they are already undervalued. Investments in private companies that lack readily observable or market-corroborated prices generally increase stock valuation risk because they are more difficult to value. Many private companies are not required to file periodic financial reports, leading to challenges in the Adviser’s ability to evaluate a company’s business prospects and the fair value of its securities. The fair valued prices assigned to the Fund’s investments in private companies are based on a variety of factors, reviewed regularly, and updated as additional information becomes available. However, fair value pricing includes subjective judgments, and it is possible that the fair value assigned to a security may differ materially from the value the Fund would realize if the security were sold.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A shares for each of the last ten full calendar years. Although Class C, N and I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C, N, and I shares are different from Class A shares because Class C, N and I shares have different expenses than Class A shares. The performance table shows how the average annual returns of the Class A, C, I and N shares compare over time with those of a broad-based market index and a supplemental index (strategy benchmark) that the Adviser believes is more representative of the Fund’s investment universe. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.eventidefunds.com.

Eventide Healthcare & Life Sciences Class A Annual Total Returns for the Year Ended December 31

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, for the Class A shares, the highest return for a quarter was 46.37% (quarter ended December 31, 2019), and the lowest return for a quarter was (24.43)% (quarter ended December 31, 2018). The Fund’s Class A year-to-date return as of September 30, 2024 was (1.64)%.

E V E N T I D E	17

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Average Annual Total Returns (periods ended December 31, 2023)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	4.39%	8.55%	10.48%
Return After Taxes on Distributions	4.39%	7.63%	9.69%
Return After Taxes on Distributions and Sale of Fund Shares	2.60%	6.73%	8.52%
Class C Shares
Return Before Taxes	8.90%	9.02%	10.31%
Class N Shares
Return Before Taxes	10.77%	9.90%	11.20%
Class I Shares
Return Before Taxes	11.01%	10.11%	11.41%
Bloomberg US 3000 Equal Weight Total Return Index (reflects no deduction for fees, expenses or taxes)[1]	16.03%	10.52%	7.40%
S&P Biotechnology Select Industry Index (reflects no deduction for fees, expenses or taxes)[1]	7.76%	4.58%	7.65%

1.	The Fund has changed its primary benchmark from the S&P Biotechnology Select Industry Index to the Bloomberg US 3000 Equal Weight Total Return Index (which represents the overall domestic equity market) to comply with new regulatory requirements.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes, which are not shown, will vary from those of Class A shares.

Adviser. Eventide Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager. Dr. Finny Kuruvilla, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, and Dr. I-hung Shih, Portfolio Manager of the Adviser, serve as Portfolio Managers of the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio. Dr. Kuruvilla is the Lead Portfolio Manager of the Fund. Dr. Kuruvilla has served the Fund as a Portfolio Manager since the Fund commenced operations in 2012. Dr. Shih has served the Fund as a Co-Portfolio Manager since September 2024.

Purchase and Sale of Fund Shares. The minimum initial investment in the Class A, Class C and Class N Shares of the Fund, as well as Class I shares purchased directly from the Fund, is $1,000 for a regular account and for an IRA account, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares purchased through a financial intermediary is $100,000 for all accounts. The minimum subsequent investment for each class of shares is $50 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, online, by telephone or through a financial intermediary to the Fund or the Fund’s transfer agent and will be paid by check or wire transfer.

Tax Information. Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

E V E N T I D E	18

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Eventide Balanced Fund	Fund Summary

Investment Objective.

The Eventide Balanced Fund (the “Balanced Fund” or the “Fund”) seeks current income while maintaining the potential for capital appreciation.

Fees and Expenses of the Fund.

The tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 117 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 70, and Waivers of Up-Front Sales Charge on Class A Shares on page 71.

Shareholder Fees Fees paid directly from your investment	Class A	Class C	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of the NAV of the shares redeemed or the original purchase price)	1.00%[1]	1.00%[2]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15
Annual Fund Operating Expenses Expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.20%	None
Other Expenses	0.29%	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.14%	1.89%	1.09%	0.89%
Fee Waiver and/or Expense Reimbursement[3]	(0.07)%	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.07%	1.82%	1.02%	0.82%

1.	The maximum deferred sales charge on Class A shares (as a % of NAV at the time of purchase) applies only to purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months of purchase.

2.	The maximum deferred sales charge on Class C shares (as a % of the lesser of NAV of the shares redeemed or the original purchase price) applies to shares sold within 12 months of purchase.

3.	The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.07%, 1.82%, 1.02% and 0.82% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2025. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the adviser and upon the termination of the advisory agreement between the Trust and the adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if, after the recoupment is taken into account, such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

E V E N T I D E	19

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Example of Hypothetical Fund Costs.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$678	$910	$1,161	$1,878
Class C – no redemption	$185	$588	$1,016	$2,208
Class C – with redemption	$285	$588	$1,016	$2,208
Class N	$104	$340	$595	$1,325
Class I	$84	$277	$487	$1,092

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 43% of the average value of its portfolio.

Principal Investment Strategies

The Fund has significant flexibility to achieve its investment objective by primarily investing in a broad universe of income-producing securities. These securities include debt and equity securities of companies in the U.S. and other markets around the world. The Fund’s investments in foreign securities may be made, without limitation, directly or through American Depository Receipts (“ADRs”).

The Fund uses a balanced strategy making approximately equal allocations between equity income and fixed income with a “bottom-up” quality investing and secular theme focus that seeks to achieve consistent returns and lower volatility than the markets. There is no guarantee that the Fund will achieve this goal. The Fund’s balanced strategy means that equity investments do not typically represent more than 50% of the Fund’s portfolio. The Fund’s balanced strategy also means that the Fund invests at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities. The Fund is focused on identifying and investing in companies capable of increasing profitability, growth, and income distribution by serving well the needs of customers, employees, suppliers, communities, the environment, and society broadly. The Fund has broad discretion to invest in securities in the pursuit of the Fund’s objective. These securities may include, but are not limited to, common stocks, yieldcos (dividend growth-oriented public companies created by a parent company, which bundles renewable and/or conventional long-term contracted operating assets in order to generate cash flow), real estate investment trusts (“REITs”), preferred stocks, corporate bonds, government agency bonds, municipal bonds, mortgage-backed securities, asset-backed securities (including auto loans and leases, equipment loans and leases, and credit cards), convertible securities and options. The Fund may invest in a particular type of security without limitation but limits its investment in a particular industry to less than 25% of the Fund’s net assets. The Fund may invest in companies of any market capitalization. The Fund may invest in bonds of any maturity and, under normal market conditions, the bonds held in the Fund’s portfolio have an average duration of between two and eight years. The Fund may invest in bonds of any credit quality including, without limitation, non-investment grade bonds rated below Baa3 by Moody’s or below BBB- by S&P (also known as “junk” bonds). The Fund may invest in private and other issuers whose securities may have legal or contractual restrictions on resale or are otherwise illiquid (“Illiquid Investments”), which can impact their valuation. The Fund will not invest more than 15% of the Fund’s net assets in Illiquid Investments.

E V E N T I D E	20

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

The Fund’s investment adviser, Eventide Asset Management, LLC (“Eventide” or the “Adviser”), utilizes a fundamental “bottom-up” analysis to evaluate investments for inclusion in the Fund’s portfolio. The Adviser seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Adviser favors investments that it believes will have relatively lower correlation or volatility to the overall market. The Adviser seeks to invest in securities that, in its opinion, are attractively valued, provide attractive current income, provide income appreciation potential, provide capital appreciation potential, and/or help to reduce overall portfolio volatility.

The Adviser may use options, such as puts or calls on individual securities, as well as options on securities indices, to enhance returns, generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes prudent. To enhance income, the Adviser has the ability to sell call options on stocks held in the portfolio (covered call writing). In exchange for the option premium received, the Fund gives up potential upside in the underlying stock. The Adviser also has the ability to write put options on stocks deemed to be attractive purchases at lower price levels. The Adviser may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities.

The Adviser has retained Boyd Watterson Asset Management, LLC (the “Sub-Adviser”) to manage some of the Fund’s assets allocated for investment in the fixed income portion of the Fund’s portfolio. In selecting securities for investment by the Fund, the Sub-Adviser employs a top-down approach to determine how to structure the bond allocation taking into consideration duration, maturity, and sector allocation. The Sub-Adviser then initiates a process of security analysis based on several factors including, but not limited to, economic trends, industry assessments and issuer specific credit fundamentals.

The Adviser uses its proprietary values-based screening methodology to analyze all potential investments for the company’s ability to operate with integrity and create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s values-based screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its values-based screening processes in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s portfolio unless the Adviser believes that the values-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the values-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess values-based practices. The Adviser’s screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

■	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.

E V E N T I D E	21

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

■	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.

■	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.

■	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.

■	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Consistent with the Adviser’s values, the Fund may invest in domestic and/or foreign fixed-income securities, such as notes (including standalone notes not rated by any agency), to help fund community development institutions and projects aimed at serving human needs such as those of low-to-moderate income families and communities.

Securities may be sold when the Adviser or Sub-Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company is no longer consistent with the Adviser’s values.

Distribution Policy. The Fund’s distribution policy is to make approximately twelve distributions to shareholders per calendar year. The frequency of distributions is based on the availability of distributable income and the investment needs of the Fund. The level of periodic distributions (including any return of capital) is not fixed and is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the Fund’s distribution rate or the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About Each Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies - Distribution Policy and Goals.”

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. Although an ADR is priced in the U.S. dollar, movements in the exchange rate of the local currency versus the U.S. dollar are automatically reflected in the price of the ADR in U.S. dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the U.S. dollar declines, the ADR price would decline by a similar measure.

E V E N T I D E	22

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Allocation Risk. If the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Asset-Backed and Mortgage-Backed Security Risk. When the Fund invests in asset-backed securities, mortgage-backed securities or collateralized mortgage obligations, the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund. Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency MBS.” Non-agency MBS generally are a greater credit risk than MBS issued by the U.S. government, and the market for non-agency MBS is smaller and may be less liquid that the market for government MBS.

Changing Fixed Income Market Conditions Risk. Future interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, unrated, or otherwise high-risk securities, commonly called “junk bonds,” that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

E V E N T I D E	23

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Distribution Policy Risk. The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the Fund’s distribution rate or the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries.  The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and the Fund. There is no guarantee the Adviser’s corporate engagements and related-activities will achieve their intended results. There is a risk that the Adviser’s activities in this regard could limit the Fund’s investment universe and reduce the amount of profits that could be realized by affected companies, limiting the Fund’s investment returns. Furthermore, the U.S. government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser’s activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

Extension Risk. If interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

E V E N T I D E	24

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign investing involves other risks not typically associated with U.S. investments, including adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing accounting, auditing, financial reporting and legal standards.

Income Risk. Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities.

Junk Bond Risk. Lower-quality or unrated bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Large Capitalization Company Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Liquidity Risk. Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also lack a readily observable or market-corroborated price and be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at an unexpected loss.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

E V E N T I D E	25

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels, political events and terrorism affect the securities markets.

Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise option price because the Fund will no longer hold the underlying security. The use of derivative instruments, such as options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the risk that the counterparty to an options transaction may not fulfill its contractual obligations.

Preferred Stock Risk. Dividends on preferred stocks are generally payable at the discretion of the issuer’s board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer’s creditworthiness becomes impaired.

Prepayment Risk. The Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Real Estate and REIT Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Smaller Capitalization Company Risk. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and companies may have limited markets, product lines or financial resources and lack management experience.

E V E N T I D E	26

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Stock Value Risk. Stocks involve the risk that they may never reach what the Adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth, or the Adviser misgauged that worth. Stocks also may decline in price, even though, in theory, they are already undervalued. Investments in private companies that lack readily observable or market-corroborated prices generally increase stock valuation risk because they are more difficult to value. Many private companies are not required to file periodic financial reports, leading to challenges in the Adviser’s ability to evaluate a company’s business prospects and the fair value of its securities. The fair valued prices assigned to the Fund’s investments in private companies are based on a variety of factors, reviewed regularly, and updated as additional information becomes available. However, fair value pricing includes subjective judgments, and it is possible that the fair value assigned to a security may differ materially from the value the Fund would realize if the security were sold.

U.S. Agency Securities Risk. The Fund’s investments in securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Yieldcos Risk. Investments in securities of yieldcos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the yieldco and the company responsible for the formation of the yieldco (the “Yieldco Sponsor”). Yieldcos typically remain dependent on the management and administration services provided by or under the direction of the Yieldco Sponsor and on the ability of the Yieldco Sponsor to identify and present the yieldco with acquisition opportunities, which may often be assets of the Yieldco Sponsor itself. To the extent that the yieldco relies on the Yieldco Sponsor for developing new assets for potential future acquisitions, the yieldco may be dependent on the development capabilities and financial health of the Yieldco Sponsor. Yieldco Sponsors may have interests that conflict with the interests of the yieldco and may retain control of the yieldco via classes of stock held by the Yieldco Sponsor. Any event that limits the yieldco’s ability to maintain or grow its distributable cash flow would likely have a negative impact on the yieldco’s share price.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of its Class A shares for each full calendar year since the Fund’s Class A shares commenced operations. Although Class C, N and I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C, N and I shares are different from Class A shares because Class C, N and I shares have different expenses than Class A shares. The performance table shows how the average annual returns of the Class A, C, I and N shares compare over time with a broad-based market index and a supplemental index (strategy benchmark) that the Adviser believes is more representative of the Fund’s investment universe. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.eventidefunds.com.

E V E N T I D E	27

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Eventide Balanced Fund Class A Annual Total Returns for the Year Ended December 31

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, for the Class A shares, the highest return for a quarter was 12.02% (quarter ended June 30, 2020), and the lowest return for a quarter was (9.98)% (quarter ended March 31, 2020). The Fund’s Class A year-to-date return as of September 30, 2024 was 12.72%.

Average Annual Total Returns (periods ended December 31, 2023)

Class A Shares	1 Year	5 Years	Since inception (7/15/2015)
Return Before Taxes	5.51%	7.94%	5.73%
Return After Taxes on Distributions	5.08%	7.16%	4.90%
Return After Taxes on Distributions and Sale of Fund Shares	3.33%	6.05%	4.28%
Class C Shares
Return Before Taxes	11.05%	8.34%	5.65%
Class N Shares
Return Before Taxes	11.93%	9.23%	6.50%
Class I Shares
Return Before Taxes	12.16%	9.42%	6.70%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[1]	5.53%	1.10%	1.45%
Bloomberg Mid Cap/Intermediate US Aggregate 50/50 TR Index (reflects no deduction for fees, expenses or taxes)	11.00%	7.64%	5.86%
Russell Midcap Total Return Index (reflects no deduction for fees, expenses or taxes)	17.23%	12.68%	9.15%

1.	The Fund has changed its primary benchmark from the Russell Midcap Total Return Index to the Bloomberg US Aggregate Bond Index (which represents the overall domestic bond market) to comply with new regulatory requirements.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes, which are not shown, will vary from those of Class A shares.

Adviser. Eventide Asset Management, LLC is the Fund’s investment adviser.

Sub-Adviser. Boyd Watterson Asset Management, LLC is the Fund’s investment sub-adviser.

Portfolio Managers. Dolores S. Bamford, CFA, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, serves as the Lead Portfolio Manager of the Fund. David M. Dirk, CFA, Director of Portfolio Management and Trading of the Sub-Adviser, serves as a portfolio manager for those assets allocated to the Sub-Adviser. Ms. Bamford has served the Fund in this capacity since 2019 and Mr. Dirk has served the Fund in this capacity since the Fund commenced operations in 2015.

E V E N T I D E	28

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Purchase and Sale of Fund Shares. The minimum initial investment in the Class A, Class C and Class N Shares of the Fund is $1,000 for a regular account and for an IRA account, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares purchased through a financial intermediary is $100,000 for all accounts. The minimum subsequent investment for each class of shares is $50 for all accounts. Class I shares purchased directly from the Fund are not subject to minimum initial or subsequent investment requirements. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, online, by telephone or through a financial intermediary to the Fund or the Fund’s transfer agent and will be paid by check or wire transfer.

Tax Information. Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

E V E N T I D E	29

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Eventide Dividend Growth Fund	Fund Summary
(formerly, Eventide Dividend Opportunities Fund)

Investment Objectives.

The investment objective of Eventide Dividend Growth Fund (the “Dividend Growth Fund” or the “Fund”) is dividend growth and long-term capital appreciation.

The Fund’s secondary objective is dividend income.

Fees and Expenses of the Fund.

The tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 117 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 70, and Waivers of Up-Front Sales Charge on Class A Shares on page 71.

Shareholder Fees Fees paid directly from your investment	Class A	Class C	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of the NAV of the shares redeemed or the original purchase price)	1.00%[1]	1.00%[2]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15
Annual Fund Operating Expenses Expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.73%	0.73%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.20%	None
Other Expenses	0.23%	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	1.21%	1.96%	1.16%	0.96%
Fee Waiver and/or Expense Reimbursement[3]	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.20%	1.95%	1.15%	0.95%

1.	The maximum deferred sales charge on Class A shares (as a % of NAV at the time of purchase) applies only to purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months of purchase.

2.	The maximum deferred sales charge on Class C shares (as a % of the lesser of NAV of the shares redeemed or the original purchase price) applies to shares sold within 12 months of purchase.

3.	The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.20%, 1.95%, 1.15% and 0.95% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2025. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the adviser and upon the termination of the advisory agreement between the Trust and the adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if, after the recoupment is taken into account, such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

E V E N T I D E	30

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Example of Hypothetical Fund Costs.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$691	$937	$1,203	$1,961
Class C – no redemption	$198	$616	$1,059	$2,289
Class C – with redemption	$298	$616	$1,059	$2,289
Class N	$118	$369	$640	$1,413
Class I	$97	$306	$532	$1,183

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 38% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in securities with dividend growth attributes, which may include historical dividend growth characteristics and/or strong free cash flow generation and healthy balance sheet characteristics. The Fund has broad discretion to invest in securities selected by the Fund’s investment adviser, Eventide Asset Management, LLC (“Eventide” or the “Adviser”), in the pursuit of the Fund’s objectives and to maintain flexibility for investing in domestic and foreign securities across all market capitalizations and economic sectors without limitation. The Fund’s investments in foreign securities may be made either directly or through American Depository Receipts (“ADRs”). The Fund is focused on identifying and investing in companies capable of increasing profitability, growth, and dividend growth by serving well the needs of customers, employees, suppliers, communities, the environment, and society broadly.

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings for investment purposes) is invested in the securities of companies that the Adviser believes have the ability to increase dividends over the long term. Although the Fund expects to invest primarily in dividend paying common stocks (including ADRs), the Fund may invest in other securities to pursue the Fund’s investment objectives. These other securities include yieldcos (e.g., dividend growth-oriented public companies created by a parent company, which bundles renewable and/or conventional long-term contracted operating assets in order to generate cash flow), real estate investment trusts (“REITs”), convertible securities, and preferred stocks.

The Fund may invest in a particular type of security without limitation but limits its investment in a particular industry to less than 25% of the Fund’s net assets. The Fund may invest in private and other issuers whose securities may have legal or contractual restrictions on resale or are otherwise illiquid (“Illiquid Investments”), which can impact their valuation. The Fund will not invest more than 15% of the Fund’s net assets in Illiquid Investments.

E V E N T I D E	31

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

The Adviser utilizes a fundamental “bottom-up” analysis to evaluate investments for inclusion in the Fund’s portfolio. The Adviser seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Adviser favors investments that it believes will have relatively lower correlation or volatility to the overall market. The Adviser seeks to invest in securities that, in its opinion, are attractively valued, provide attractive current income, provide income appreciation potential, provide capital appreciation potential, and/or help to reduce overall portfolio volatility.

The Adviser may use options, such as puts or calls on individual securities, as well as options on securities indices, to enhance returns, generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes it to be prudent. To enhance income, the Adviser has the ability to sell call options on stocks held in the portfolio (covered call writing). In exchange for the option premium received, the Fund gives up potential upside in the underlying stock. The Adviser also has the ability to write put options on stocks that it has deemed to be attractive purchases at lower price levels.

The Adviser may also utilize a combination of puts and/or calls on the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities.

The Adviser uses its proprietary values-based screening methodology to analyze all potential investments for the company’s ability to operate with integrity and create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s values-based screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its values-based screening processes in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s portfolio unless the Adviser believes that the values-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the values-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess values-based practices. The Adviser’s screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

■	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.

■	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.

■	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.

■	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.

E V E N T I D E	32

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

■	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Consistent with the Adviser’s values, the Fund may invest in domestic and/or foreign fixed-income securities, such as notes (including standalone notes not rated by any agency), to help fund community development institutions and projects aimed at serving human needs such as those of low-to-moderate income families and communities.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company is no longer consistent with the Adviser’s values.

Distribution Policy. The Fund’s distribution policy is to make approximately four distributions to shareholders per calendar year. The frequency of distributions is based on the availability of distributable income and the investment needs of the Fund. The level of periodic distributions (including any return of capital) is not fixed and is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the Fund’s distribution rate or the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About Each Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – Distribution Policy and Goals.”

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. Although an ADR is priced in the U.S. dollar, movements in the exchange rate of the local currency versus the U.S. dollar are automatically reflected in the price of the ADR in U.S. dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the U.S. Dollar declines, the ADR price would decline by a similar measure.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

E V E N T I D E	33

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Distribution Policy Risk. The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the Fund’s distribution rate or the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Equity Security Risk. Stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries.  The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and the Fund. There is no guarantee the Adviser’s corporate engagements and related-activities will achieve their intended results. There is a risk that the Adviser’s activities in this regard could limit the Fund’s investment universe and reduce the amount of profits that could be realized by affected companies, limiting the Fund’s investment returns. Furthermore, the U.S. government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser’s activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign investing involves other risks not typically associated with U.S. investments, including adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing accounting, auditing, financial reporting and legal standards.

Junk Bond Risk. Lower-quality or unrated bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

E V E N T I D E	34

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Large Capitalization Company Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Liquidity Risk. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also lack a readily observable or market-corroborated price and be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at an unexpected loss.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels, political events and terrorism affect the securities markets.

Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise option price because the Fund will no longer hold the underlying security. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. The use of derivative instruments, such as options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the risk that the counterparty to an options transaction may not fulfill its contractual obligations.

E V E N T I D E	35

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Preferred Stock Risk. Dividends on preferred stocks are generally payable at the discretion of the issuer’s board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer’s creditworthiness becomes impaired.

Real Estate and REIT Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Smaller Capitalization Company Risk. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and companies may have limited markets, product lines or financial resources and lack management experience.

Stock Value Risk. Stocks involve the risk that they may never reach what the Adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth, or the Adviser misgauged that worth. Stocks also may decline in price, even though, in theory, they are already undervalued. Investments in private companies that lack readily observable or market-corroborated prices generally increase stock valuation risk because they are more difficult to value. Many private companies are not required to file periodic financial reports, leading to challenges in the Adviser’s ability to evaluate a company’s business prospects and the fair value of its securities. The fair valued prices assigned to the Fund’s investments in private companies are based on a variety of factors, reviewed regularly, and updated as additional information becomes available. However, fair value pricing includes subjective judgments, and it is possible that the fair value assigned to a security may differ materially from the value the Fund would realize if the security were sold.

Yieldcos Risk. Investments in securities of yieldcos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the yieldco and the company responsible for the formation of the yieldco (the “Yieldco Sponsor”). Yieldcos typically remain dependent on the management and administration services provided by or under the direction of the Yieldco Sponsor and on the ability of the Yieldco Sponsor to identify and present the yieldco with acquisition opportunities, which may often be assets of the Yieldco Sponsor itself. To the extent that the yieldco relies on the Yieldco Sponsor for developing new assets for potential future acquisitions, the yieldco may be dependent on the development capabilities and financial health of the Yieldco Sponsor. Yieldco Sponsors may have interests that conflict with the interests of the yieldco and may retain control of the yieldco via classes of stock held by the Yieldco Sponsor. Any event that limits the yieldco’s ability to maintain or grow its distributable cash flow would likely have a negative impact on the yieldco’s share price.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of its Class A shares for each full calendar year since the Fund’s Class A shares commenced operations. Although Class C, N and I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C, N and I shares are different from Class A shares because Class C, N and I shares have different expenses than Class A shares. The performance table shows how the average annual returns of the Class A, C, I and N shares compare over time with those of a broad-based market index and a supplemental index (strategy benchmark) that the Adviser believes is more representative of the Fund’s investment universe. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.eventidefunds.com.

E V E N T I D E	36

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Performance information for periods prior to November 1, 2024 does not fully reflect the current investment strategy.  Consequently, the performance record may be less pertinent for investors considering whether to purchase shares of the Fund

Eventide Dividend Growth Fund Class A Annual Total Returns for the Years Ended December 31

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, for the Class A shares, the highest return for a quarter was 18.30% (quarter ended June 30, 2020), and the lowest return for a quarter was (16.95)% (quarter ended March 31, 2020). The Fund’s Class A year-to-date return as of September 30, 2024 was 20.47%.

Average Annual Total Returns (periods ended December 31, 2023) Class A Shares	1 Year	5 Years	Since inception (9/27/2017)
Return Before Taxes	12.58%	12.91%	8.66%
Return After Taxes on Distributions	12.49%	12.48%	8.24%
Return After Taxes on Distributions and Sale of Fund Shares	7.50%	10.24%	6.79%
Class C Shares
Return Before Taxes	18.56%	13.38%	8.87%
Class N Shares
Return Before Taxes	19.44%	14.29%	9.73%
Class I Shares
Return Before Taxes	19.66%	14.51%	9.94%
Bloomberg US 3000 Equal Weight Total Return Index (reflects no deduction for fees, expenses or taxes)[1]	16.03%	10.52%	6.87%
Bloomberg US Mid Cap Total Return Index (reflects no deduction for fees, expenses or taxes)	16.47%	13.42%	9.96%
Russell Midcap Total Return Index (reflects no deduction for fees, expenses or taxes)	17.23%	12.68%	9.38%

1.	The Fund has changed its primary benchmark from the Russell Midcap Total Return Index to the Bloomberg US 3000 Equal Weight Total Return Index (which represents the overall domestic equity market) to comply with new regulatory requirements.

E V E N T I D E	37

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes, which are not shown, will vary from those of Class A shares.

Adviser. Eventide Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers. Dolores S. Bamford, CFA, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, and Andrew Singer, CFA, Portfolio Manager and Senior Research Analyst of the Adviser, serve as Portfolio Managers of the Fund. Ms. Bamford is the Lead Portfolio Manager of the Fund. Ms. Bamford has served the Fund in this capacity since 2019. Mr. Singer has served the Fund in this capacity since January 2022.

Purchase and Sale of Fund Shares. The minimum initial investment in the Class A, Class C and Class N Shares of the Fund, as well as Class I shares purchased directly from the Fund, is $1,000 for a regular account and for an IRA account, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares purchased through a financial intermediary is $100,000 for all accounts. The minimum subsequent investment for each class of shares is $50 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, online, by telephone or through a financial intermediary to the Fund or the Fund’s transfer agent and will be paid by check or wire transfer.

Tax Information. Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

E V E N T I D E	38

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Eventide Limited-Term Bond Fund	Fund Summary

Investment Objective.

The investment objective of the Eventide Limited-Term Bond Fund (the “Limited-Term Bond Fund” or the “Fund”) is income.

Fees and Expenses of the Fund.

The tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 117 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 70, and Waivers of Up-Front Sales Charge on Class A Shares on page 71.

Shareholder Fees Fees paid directly from your investment	Class A	Class C	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of the NAV of the shares redeemed or the original purchase price)	1.00%[1]	1.00%[2]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15
Annual Fund Operating Expenses Expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.31%	0.31%	0.31%	0.31%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.20%	None
Other Expenses	0.38%	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses	0.94%	1.69%	0.89%	0.69%
Fee Waiver and/or Expense Reimbursement[3]	(0.14)%	(0.14)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.80%	1.55%	0.75%	0.55%

1.	The maximum deferred sales charge on Class A shares (as a % of NAV at the time of purchase) applies only to purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months of purchase.

2.	The maximum deferred sales charge on Class C shares (as a % of the lesser of NAV of the shares redeemed or the original purchase price) applies to shares sold within 12 months of purchase.

3.	The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 0.80%, 1.55%, 0.75% and 0.55% for Class A shares, Class C shares, Class N shares, and Class I shares, respectively, through October 31, 2025. This agreement may only be terminated by the Trust’s Board of Trustees on 60 days’ written notice to the adviser and upon the termination of the advisory agreement between the Trust and the adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if, after the recoupment is taken into account, such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

E V E N T I D E	39

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Example of Hypothetical Fund Costs.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2025, and then depicts the Fund’s total expense thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$652	$844	$1,053	$1,652
Class C – no redemption	$158	$519	$905	$1,987
Class C – with redemption	$258	$519	$905	$1,987
Class N	$77	$270	$480	$1,084
Class I	$56	$207	$371	$846

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 33% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective through investments in income-producing securities issued by entities deemed by the Fund’s investment adviser, Eventide Asset Management, LLC (“Eventide” or the “Adviser”) to be serving well the needs of customers, employees, suppliers, communities, the environment, and society broadly. Income-producing securities that the Fund may invest in include, but are not limited to, corporate bonds; preferred stocks, convertible debt and other hybrid securities that have debt and equity characteristics but are predominantly debt in nature; agency and non-agency residential and commercial mortgage-backed securities; asset-backed securities (including auto loans and leases, equipment loans and leases, and credit cards); green bonds (i.e., bonds that allow issuers to use proceeds for environmental projects); social bonds (i.e., bonds that allow issuers to use proceeds for social projects); sustainable bonds (i.e. bonds that are a combination of green and social bonds); government agency debt instruments; and municipal bonds (collectively, “Bonds”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in Bonds.

Fixed income investments may be of any maturity, but the Fund’s weighted average effective portfolio duration will not exceed five years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The more sensitive a security is to changes in interest rates, the higher its volatility risk. For example, if a bond has a duration of 5 years, a 1% rise in rates would result in approximately a 5% decline in the bond’s price. If a bond has a duration of 10 years, a 1% rise in interest rates would result in approximately a 10% decline in the bond’s price. The Fund may invest in bonds of any credit quality, including, without limitation, non-investment grade bonds rated below Baa3 by Moody’s or below BBB- by S&P (also known as “junk” bonds) but expects to invest predominantly in investment grade securities. With respect to both fixed income and equity securities, the Fund may invest in the securities of foreign entities and may invest in companies of any market capitalization. The Fund may invest in private and other issuers whose securities may have legal or contractual restrictions on resale or are otherwise illiquid (“Illiquid Investments”), which can impact their valuation. The Fund will not invest more than 15% of the Fund’s net assets in Illiquid Investments.

E V E N T I D E	40

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

The Adviser uses its proprietary values-based screening methodology to analyze all potential investments for the company’s ability to operate with integrity and create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s values-based screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its values-based screening processes in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s portfolio unless the Adviser believes that the values-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the values-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess values-based practices. The Adviser’s screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

■	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.

■	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.

■	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.

■	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.

■	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Consistent with the Adviser’s values, the Fund may invest in domestic and/or foreign fixed-income securities, such as notes (including standalone notes not rated by any agency), to help fund community development institutions and projects aimed at serving human needs such as those of low-to-moderate income families and communities.

Investments that meet the Adviser’s values criteria are analyzed by the Fund’s investment sub-adviser, Boyd Watterson Asset Management, LLC (the “Sub-Adviser”) for possible inclusion in the Fund’s portfolio. The Sub-Adviser builds the Fund’s portfolio based on macroeconomic trends and forecasts in economic growth, inflation expectations, and monetary policy. The Sub-Adviser strives to generate excess return through sector allocation (adjusting allocations across major sectors of the bond market based on assessments of fundamentals and current versus historical valuation relationships), duration management (holding securities to optimize interest rates), yield curve positioning (adjusting holdings to capitalize on expected changes in the Treasury yield curve), and security selection. The ability of the Sub-Adviser to deliver returns varies according to the economic and market environment. The Sub-Adviser’s methods are intended to accumulate value over a full market cycle.

E V E N T I D E	41

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Securities may be sold when the Adviser or the Sub-Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company’s practices are no longer consistent with the Adviser’s values.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Asset-Backed and Mortgage-Backed Security Risk. When the Fund invests in asset-backed securities, mortgage-backed securities or collateralized mortgage obligations, the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund. Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

Commercial mortgage-backed securities (“CMBS”) are subject to credit risk because underlying loan borrowers may default. Subordinate tranches of CMBS are more sensitive to defaults. Previously non-defaulting borrowers may not be able to refinance their loans when due, resulting in higher default rates. CMBS, in general, may become illiquid. Recently, hospitality, retail, and office properties have become subject to heightened vacancy rates and an accompanying increase in the risk of default.

Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency MBS.” Non-agency MBS generally are a greater credit risk than MBS issued by the U.S. government, and the market for non-agency MBS is smaller and may be less liquid that the market for government MBS.

Changing Fixed Income Market Conditions Risk. Future interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

E V E N T I D E	42

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, unrated or otherwise high-risk securities, commonly called “junk bonds,” that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries.  The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and the Fund. There is no guarantee the Adviser’s corporate engagements and related-activities will achieve their intended results. There is a risk that the Adviser’s activities in this regard could limit the Fund’s investment universe and reduce the amount of profits that could be realized by affected companies, limiting the Fund’s investment returns. Furthermore, the U.S. government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser’s activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

Extension Risk. If interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

E V E N T I D E	43

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign investing involves other risks not typically associated with U.S. investments, including adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing accounting, auditing, financial reporting and legal standards.

Income Risk. Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities.

Junk Bond Risk. Lower-quality or unrated bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Large Capitalization Company Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Liquidity Risk. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also lack a readily observable or market-corroborated price and be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at an unexpected loss.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

E V E N T I D E	44

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels, political events and terrorism affect the securities markets.

Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Municipal Bond Risk. The value of municipal bonds may fluctuate as a result of changes in the cash flows generated by the revenue source(s), changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s), or changes in federal tax laws or the activity of an issuer which may adversely affect the tax-exempt status of municipal bonds.

Preferred Stock Risk. Dividends on preferred stocks are generally payable at the discretion of the issuer’s board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer’s creditworthiness becomes impaired.

Prepayment Risk. The Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Smaller Capitalization Company Risk. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and companies may have limited markets, product lines or financial resources and lack management experience.

Sovereign Debt Risk. The Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default.

U.S. Agency Securities Risk. The Fund’s investments in securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for the past ten years and includes the performance of the Fund’s Predecessor Fund (as defined below). Although Class C, Class N and Class I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C, Class N and Class I shares are different than Class A shares because Class C, Class N and Class I shares have different expenses than Class A shares. The performance table compares the performance of the Fund’s Class A, Class C, Class N and Class I shares over time to the performance of a broad-based market index and a supplemental index (strategy benchmark) that the Adviser believes is more representative of the Fund’s investment universe. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

E V E N T I D E	45

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

The Fund acquired all of the assets and liabilities of Epiphany FFV Strategic Income Fund, a series of Epiphany Funds (the “Predecessor Fund”), in a tax-free reorganization on December 14, 2018. In connection with this acquisition, shares of the Predecessor Fund’s Class A Shares and Class I Shares were exchanged for Class A Shares and Class I Shares of the Fund, respectively. Prior to May 31, 2017, the Predecessor Fund’s Class I shares were called Class C shares, and the fee structure was different. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below prior to December 14, 2018 reflects the historical performance of the Predecessor Fund. Updated performance information is available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.eventidefunds.com.

Eventide Limited-Term Bond Fund Class A Annual Total Returns for the Years Ended December 31

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 3.54% (quarter ended December 31, 2023), and the lowest return for a quarter was (3.39)% (quarter ended March 31, 2022). The Fund’s Class A year-to-date return as of September 30, 2024 was 4.44%.

Prior to May 31, 2017, the Fund’s Class I shares were called Class C shares, and the fee structure was different. Those shares sold before May 31, 2017, were subject to a contingent deferred sales load, which is not reflected in returns set forth in the table below. If the contingent deferred sales load was included, the returns would be less than those shown.

E V E N T I D E	46

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Average Annual Total Returns (for the periods ended December 31, 2023) Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	(0.59)%	0.21%	0.96%
Return After Taxes on Distributions	(1.50)%	(0.41)%	0.20%
Return After Taxes on Distributions and Sale of Fund Shares	(0.37)%	(0.09)%	0.40%
Class I Shares
Return Before Taxes	5.63%	1.65%	1.49%

Class C Shares	1 Year	5 Years	Since inception (12/14/2018)
Return Before Taxes	4.62%	0.63%	0.76%
Class N Shares
Return Before Taxes	5.46%	1.43%	1.56%

	1 Year	5 Years	10 Years
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[1]	5.53%	1.10%	1.81%

			Since inception (12/14/2018)
			1.28%
Bloomberg 1-5 Year Government/Credit Index (reflects no deduction for fees, expenses or taxes)[1]	4.89%	1.54%	1.43%

			Since inception (12/14/2018)
			1.66%

1.	The Fund has changed its primary benchmark from the Bloomberg 1-5 Year Government/Credit Index to the Bloomberg U.S. Aggregate Bond Index to comply with new regulatory requirements.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C, Class N and Class I shares will vary.

Adviser. Eventide Asset Management, LLC is the Fund’s investment adviser.

Sub-Adviser. Boyd Watterson Asset Management, LLC is the Fund’s investment sub-adviser.

Portfolio Managers. Christopher Grogan, CFA, Director of Investment Consulting and Portfolio Manager of the Adviser, serves as a Co-Portfolio Manager of the Fund. Mr. Grogan has served the Fund in this capacity since April 2023. Mr. Grogan provides oversight of the Sub-Adviser and manages those assets allocated to domestic and/or foreign fixed-income securities to help fund community development institutions and projects aimed at serving human needs such as those of low-to-moderate income families and communities. The Sub-Adviser manages assets of the Fund at the direction of the Adviser.

E V E N T I D E	47

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

David M. Dirk, CFA, Director of Portfolio Management and Trading of the Sub-Adviser, has served as a Co-Portfolio Manager of the Fund since May 2020.

Mr. Grogan and Mr. Dirk are jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares. The minimum initial investment in the Class A, Class C and Class N Shares of the Fund, as well as Class I shares purchased directly from the Fund, is $1,000 for a regular account and for an IRA account, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares purchased through a financial intermediary is $100,000 for all accounts. The minimum subsequent investment for each class of shares is $50 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, online, by telephone or through a financial intermediary to the Fund or the Fund’s transfer agent and will be paid by check or wire transfer.

Tax Information. Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

E V E N T I D E	48

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Eventide Exponential Technologies Fund	Fund Summary

Investment Objective.

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund.

The tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 117 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 70, and Waivers of Up-Front Sales Charge on Class A Shares on page 71.

Shareholder Fees Fees paid directly from your investment	Class A	Class C	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of the NAV of the shares redeemed or the original purchase price)	1.00%[1]	1.00%[2]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed if held less than 180 days)	None	None	None	None
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15
Annual Fund Operating Expenses Expenses that you pay each year as a percentage of the value of your investment
Management Fees	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.20%	None
Other Expenses	0.39%	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses	1.74%	2.49%	1.69%	1.49%
Fee Waiver and/or Expense Reimbursement[3]	(0.06)%	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.68%	2.43%	1.63%	1.43%

1.	The maximum deferred sales charge on Class A shares (as a % of NAV at the time of purchase) applies only to purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months of purchase.

2.	The maximum deferred sales charge on Class C shares (as a % of the lesser of NAV of the shares redeemed or the original purchase price) applies to shares sold within 12 months of purchase.

3.	The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.68%, 2.43%, 1.63% and 1.43% for Class A shares, Class C shares, Class N shares, and Class I shares, respectively, through October 31, 2025. This agreement may only be terminated by the Trust’s Board of Trustees on 60 days’ written notice to the adviser and upon the termination of the advisory agreement between the Trust and the adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if, after the recoupment is taken into account, such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

E V E N T I D E	49

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Example of Hypothetical Fund Costs.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$736	$1,086	$1,459	$2,504
Class C – no redemption	$246	$770	$1,320	$2,821
Class C – with redemption	$346	$770	$1,320	$2,821
Class N	$166	$527	$912	$1,993
Class I	$146	$465	$808	$1,774

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 70% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in companies that the Fund’s investment adviser, Eventide Asset Management, LLC (“Eventide” or the “Adviser”) believes are participating in and benefitting from technologies, innovations, technology themes, or technology trends. The types of companies represented in the Fund’s portfolio include, but are not limited to, companies falling within the information technology, e-commerce discretionary, internet media and services, healthcare technology, healthcare devices, or transaction and payment processing services industries. The Fund invests primarily in companies that the Adviser believes are participating in and benefitting from technologies, innovations, themes, or trends that have long-term exponential characteristics and that serve well the needs of customers, employees, suppliers, communities, the environment, and society broadly. The term “exponential” means the potential for accelerated advancements in underlying technologies that can positively impact capabilities and development cycles of a company’s products and services. Not every company in the Fund’s portfolio will experience exponential growth, and the Fund is not expected to deliver exponential returns.

The Adviser utilizes a fundamental “bottom-up” analysis and quantitative screening to find and evaluate investments for the Fund’s portfolio. The Adviser seeks attractively valued securities that, in its opinion, represent above-average long-term investment opportunities or have significant near-term appreciation potential. The Adviser’s investment opportunity screening considers strong organic revenue growth, growing market shares, expanding margins and profitability, defensible competitive advantages and disciplined and quality management teams. Valuation is an integral part of the investment process and purchase decisions are based on the potential reward relative to risk of each security which, in turn, is partly based on the Adviser’s earnings calculations.

E V E N T I D E	50

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

The Fund gains exposure to technology companies primarily through investing in equity securities including common stock, options, preferred stock and convertible debt. The Fund may invest in private and other issuers whose securities may have legal or contractual restrictions on resale or are otherwise illiquid, which can impact their valuation. The Fund will not invest more than 15% of the Fund’s net assets in these illiquid investments. These companies include development stage companies that have not commenced business operations or have not generated significant revenue. The Fund invests without limitation in securities of companies domiciled outside the United States either directly or through American Depositary Receipts (“ADRs”). The Fund may invest in securities of companies of any market capitalization.

The Adviser uses options strategies to enhance returns, generate income, reduce portfolio volatility, or reduce downside risk when the Adviser believes adverse market, political or other conditions are likely. The Adviser may also utilize a combination of puts and/or calls regarding the same security or puts and calls on related securities.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The Fund concentrates investments in the software, technology hardware and equipment, semiconductor, and communications group of industries because, under normal circumstances, it invests over 25% of its net assets in companies in this group of industries.

The Adviser uses its proprietary values-based screening methodology to analyze all potential investments for the company’s ability to operate with integrity and create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s values-based screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its values-based screening processes in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s portfolio unless the Adviser believes that the values-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the values-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess values-based practices. The Adviser’s screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

■	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.

■	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.

■	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.

■	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.

E V E N T I D E	51

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

■	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Consistent with the Adviser’s values, the Fund may invest in domestic and/or foreign fixed-income securities, such as notes (including standalone notes not rated by any agency), to help fund community development institutions and projects aimed at serving human needs such as those of low-to-moderate income families and communities.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company’s practices are no longer consistent with the Adviser’s values.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. Although an ADR is priced in the U.S. dollar, movements in the exchange rate of the local currency versus the U.S. dollar are automatically reflected in the price of the ADR in U.S. dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the U.S. dollar declines, the ADR price would decline by a similar measure.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Development Stage Company Risk. The Fund may invest a portion of the portfolio in development stage companies that are not generating meaningful revenue.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

E V E N T I D E	52

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries.  The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and the Fund. There is no guarantee the Adviser’s corporate engagements and related-activities will achieve their intended results. There is a risk that the Adviser’s activities in this regard could limit the Fund’s investment universe and reduce the amount of profits that could be realized by affected companies, limiting the Fund’s investment returns. Furthermore, the U.S. government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser’s activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, investing involves other risks not typically associated with U.S. investments, including adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing accounting, auditing, financial reporting and legal standards.

Growth Stock Risk. Not all companies in the Fund’s portfolio will experience growth. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Industry Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, because the Fund’s investments are concentrated in technology industries.

Investment Style Risk. Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

E V E N T I D E	53

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Junk Bond Risk. Lower-quality or unrated bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Large Capitalization Company Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Liquidity Risk. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also lack a readily observable or market-corroborated price and be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at an unexpected loss.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgments will produce the desired results. “Exponential” in the Fund’s name is not intended to suggest exponential returns or any level of returns.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels, political events and terrorism affect the securities markets.

Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Non-Diversification Risk. Because a relatively high percentage of a non-diversified fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

E V E N T I D E	54

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Options Risk. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise option price because the Fund will no longer hold the underlying security. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As the seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. The use of derivative instruments, such as options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the risk that the counterparty to an options transaction may not fulfill its contractual obligations.

Preferred Stock Risk. Dividends on preferred stocks are generally payable at the discretion of the issuer’s board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer’s creditworthiness becomes impaired.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

Smaller Capitalization Company Risk. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and companies may have limited markets, product lines or financial resources and lack management experience.

Stock Value Risk. Stocks involve the risk that they may never reach what the Adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth, or the Adviser misgauged that worth. Stocks also may decline in price, even though, in theory, they are already undervalued. Investments in private companies that lack readily observable or market-corroborated prices generally increase stock valuation risk because they are more difficult to value. Many private companies are not required to file periodic financial reports, leading to challenges in the Adviser’s ability to evaluate a company’s business prospects and the fair value of its securities. The fair valued prices assigned to the Fund’s investments in private companies are based on a variety of factors, reviewed regularly, and updated as additional information becomes available. However, fair value pricing includes subjective judgments, and it is possible that the fair value assigned to a security may differ materially from the value the Fund would realize if the security were sold.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. These companies may have limited product lines, markets, financial resources or personnel. The products of these companies may face obsolescence or adoption challenges due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector can be heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Investments in this sector can be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technologies companies are small or mid-sized companies and may be newly organized.

E V E N T I D E	55

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

E-Commerce Discretionary Companies Risk. As transactions costs for consumers adopting the newest technologies remain low and new shopping models evolve, the pressure for e-commerce companies to keep up with the pace of innovation increases. Companies that are unable to maintain the quality and functionality of their e-commerce sites as they expand and grow risk losing both existing and prospective consumers.

Healthcare Technology and Devices Companies Risk. Companies in this sector may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some of these companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.

Information Technology Companies Risk. Information technology companies face intense competition, potentially rapid product obsolescence, short product cycles, falling prices and profits, and competition from new market entrants.

Internet and Direct Marketing Retail Risk. Internet and Direct Marketing Retail companies provide retail services primarily on the Internet, through mail order, and TV home shopping retailers. These companies are dependent upon consumer spending, general economic conditions, the availability of disposable income, changing consumer tastes and preferences, and consumer demographics. These companies are subject to the risk that they will underperform as a whole due to legislative or regulatory changes, or increased government supervision.

Transaction and Payment Processing Services Companies Risk. Companies providing transaction and payment processing services and related payment services, including digital/mobile payment processors, payment service providers and gateways, and digital wallet providers are subject to heightened cybersecurity risk and susceptible to technology or system failures which could result loss or theft of consumer data or funds.

Volatility Risk. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of its Class A shares for each full calendar year since the Fund’s Class A shares commenced operations. Although Class C, N and I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C, N and I shares are different from Class A shares because Class C, N and I shares have different expenses than Class A shares. The performance table shows how the average annual returns of the Class A, C, I and N shares compare over time with a broad-based market index and supplemental index (strategy benchmark) that the Adviser believes is more representative of the Fund’s investment universe. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.eventidefunds.com.

E V E N T I D E	56

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Eventide Exponential Technologies Fund Class A Annual Total Return for the Year Ended December 31

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, for the Class A shares, the highest return for a quarter was 14.65% (quarter ended December 31, 2023), and the lowest return for a quarter was (28.09)% (quarter ended June 30, 2022). The Fund’s Class A year-to-date return as of September 30, 2024, was (7.01)%.

Average Annual Total Returns (periods ended December 31, 2023)

Class A Shares	1 Year	Since inception (6/30/2020)
Return Before Taxes	24.07%	6.38%
Return After Taxes on Distributions	24.07%	6.21%
Return After Taxes on Distributions and Sale of Fund Shares	14.25%	4.90%
Class C Shares
Return Before Taxes	30.79%	7.41%
Class N Shares
Return Before Taxes	31.61%	8.19%
Class I Shares
Return Before Taxes	31.96%	8.43%
Bloomberg US 3000 Equal Weight Total Return Index (reflects no deduction for fees, expenses or taxes) [1]	16.03%	12.06%
Bloomberg US 2500 Technology Total Return Index (reflects no deduction for fees, expenses or taxes) [1]	23.56%	9.03%
S&P North American Technology Sector Industry Index (reflects no deduction for fees, expenses or taxes)	61.13%	15.48%

1.	The Fund has changed its primary benchmark from the Bloomberg US 2500 Technology Total Return Index to the Bloomberg US 3000 Equal Weight Total Return Index to comply with new regulatory requirements.

E V E N T I D E	57

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes, which are not shown, will vary from those of Class A shares.

Adviser. Eventide Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager. Dr. Finny Kuruvilla, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, serves as Portfolio Manager of the Fund. Dr. Kuruvilla has served the Fund in this capacity since July 2024.

Purchase and Sale of Fund Shares. The minimum initial investment in the Class A, Class C and Class N Shares of the Fund, as well as Class I shares purchased directly from the Fund, is $1,000 for a regular account and for an IRA account, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares purchased through a financial intermediary is $100,000 for all accounts. The minimum subsequent investment for each class of shares is $50 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, online, by telephone or through a financial intermediary to the Fund or the Fund’s transfer agent and will be paid by check or wire transfer.

Tax Information. Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

E V E N T I D E	58

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Eventide Core Bond Fund	Fund Summary

Investment Objective.

The Fund’s investment objective is total return consistent with income generation.

Fees and Expenses of the Fund.

The tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 117 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 70, and Waivers of Up-Front Sales Charge on Class A Shares on page 71.

Shareholder Fees Fees paid directly from your investment	Class A	Class C	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of the NAV of the shares redeemed or the original purchase price)	1.00%[1]	1.00%[2]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15
Annual Fund Operating Expenses Expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.34%	0.34%	0.34%	0.34%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.20%	None
Other Expenses	0.36%	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses	0.95%	1.70%	0.90%	0.70%
Fee Waiver and/or Expense Reimbursement[3]	(0.12)%	(0.12)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.83%	1.58%	0.78%	0.58%

1.	The maximum deferred sales charge on Class A shares (as a % of NAV at the time of purchase) applies only to purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months of purchase.

2.	The maximum deferred sales charge on Class C shares (as a % of the lesser of NAV of the shares redeemed or the original purchase price) applies to shares sold within 12 months of purchase.

3.	The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 0.83%, 1.58%, 0.78% and 0.58% for Class A shares, Class C shares, Class N shares, and Class I shares, respectively, through October 31, 2025. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the adviser and upon the termination of the advisory agreement between Mutual Fund Series Trust (the “Trust”) and the adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if, after the recoupment is taken into account, such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

E V E N T I D E	59

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Example of Hypothetical Fund Costs.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$655	$850	$1,060	$1,666
Class C – no redemption	$161	$525	$913	$2,001
Class C – with redemption	$261	$525	$913	$2,001
Class N	$80	$276	$488	$1,099
Class I	$59	$212	$379	$861

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2024 was 33% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective through investments in income-producing securities issued by entities deemed by the Fund’s investment adviser, Eventide Asset Management, LLC (“Eventide” or the “Adviser”), to be serving well the needs of customers, employees, suppliers, communities, the environment, and society broadly. Income producing securities that the Fund may invest in include, but are not limited to, corporate bonds; preferred stocks, convertible debt and other hybrid securities that have debt and equity characteristics but are predominantly debt in nature; agency and non-agency residential and commercial mortgage-backed securities; asset-backed securities (including auto loans and leases, equipment loans and leases, and credit cards); green bonds (i.e., bonds that allow issuers to use proceeds for environmental projects); social bonds (i.e., bonds that allow issuers to use proceeds for social projects); sustainable bonds (i.e., bonds that are a combination of green and social bonds); government agency debt instruments; and municipal bonds (collectively, “Bonds”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in Bonds.

The Fund may invest in Bonds of any maturity and, under normal market conditions, the Bonds held by the Fund have a weighted average duration between three years and nine years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The more sensitive a security is to changes in interest rates, the higher its volatility risk. For example, if a bond has a duration of 5 years, a 1% rise in rates would result in approximately a 5% decline in the bond’s price. If a bond has a duration of 10 years, a 1% rise in interest rates would result in approximately a 10% decline in the bond’s price. The Fund invests predominantly in investment grade securities. With respect to both fixed income and equity securities, the Fund may invest in the securities of foreign entities and may invest in companies of any market capitalization. The Fund may invest in private and other issuers whose securities may have legal or contractual restrictions on resale or are otherwise illiquid (“Illiquid Investments”), which can impact their valuation. The Fund will not invest more than 15% of the Fund’s net assets in Illiquid Investments.

E V E N T I D E	60

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

The Adviser uses its proprietary values-based screening methodology to analyze all potential investments for the company’s ability to operate with integrity and create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s values-based screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its values-based screening processes in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s portfolio unless the Adviser believes that the values-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the values-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess values-based practices. The Adviser’s screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

■	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.

■	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.

■	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.

■	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.

■	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Consistent with the Adviser’s values, the Fund may invest in domestic and/or foreign fixed-income securities, such as notes (including standalone notes not rated by any agency), to help fund community development institutions and projects aimed at serving human needs such as those of low-to-moderate income families and communities.

Investments that meet the Adviser’s values criteria are analyzed by the Fund’s investment sub-adviser, Boyd Watterson Asset Management, LLC (the “Sub-Adviser”) for possible inclusion in the Fund’s portfolio. The Sub-Adviser builds the Fund’s portfolio based on macroeconomic trends and forecasts in economic growth, inflation expectations, and monetary policy. The Sub-Adviser strives to generate excess return through sector allocation (adjusting allocations across major sectors of the bond market based on assessments of fundamentals and current versus historical valuation relationships), duration management (holding securities to optimize interest rates), yield curve positioning (adjusting holdings to capitalize on expected changes in the Treasury yield curve), and security selection. The ability of the Sub-Adviser to deliver returns varies according to the economic and market environment. The Sub-Adviser’s methods are intended to accumulate value over a full market cycle.

E V E N T I D E	61

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Securities may be sold when the Adviser or the Sub-Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company’s practices are no longer consistent with the Adviser’s values.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Asset-Backed and Mortgage-Backed Security Risk. When the Fund invests in asset-backed securities, mortgage-backed securities or collateralized mortgage obligations, the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund. Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

Commercial mortgage-backed securities (“CMBS”) are subject to credit risk because underlying loan borrowers may default. Subordinate tranches of CMBS are more sensitive to defaults. Previously non-defaulting borrowers may not be able to refinance their loans when due, resulting in higher default rates. CMBS, in general, may become illiquid. Recently, hospitality, retail, and office properties have become subject to heightened vacancy rates and an accompanying increase in the risk of default.

Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency MBS.” Non-agency MBS generally are a greater credit risk than MBS issued by the U.S. government, and the market for non-agency MBS is smaller and may be less liquid that the market for government MBS.

Changing Fixed Income Market Conditions Risk. Future interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

E V E N T I D E	62

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, unrated or otherwise high-risk securities, commonly called “junk bonds,” that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries.  The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and the Fund. There is no guarantee the Adviser’s corporate engagements and related-activities will achieve their intended results. There is a risk that the Adviser’s activities in this regard could limit the Fund’s investment universe and reduce the amount of profits that could be realized by affected companies, limiting the Fund’s investment returns. Furthermore, the U.S. government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser’s activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

Extension Risk. If interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

E V E N T I D E	63

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Foreign Securities Risk. Since the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign investing involves other risks not typically associated with U.S. investments, including adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing accounting, auditing, financial reporting and legal standards.

Income Risk. Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities.

Junk Bond Risk. Lower-quality or unrated bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Large Capitalization Company Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Liquidity Risk. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also lack a readily observable or market-corroborated price and be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at an unexpected loss.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels, political events and terrorism affect the securities markets.

Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the securities of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

E V E N T I D E	64

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Municipal Bond Risk. The value of municipal bonds may fluctuate as a result of changes in the cash flows generated by the revenue source(s), changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s), or changes in federal tax laws or the activity of an issuer which may adversely affect the tax-exempt status of municipal bonds.

Preferred Stock Risk. Dividends on preferred stocks are generally payable at the discretion of the issuer’s board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer’s creditworthiness becomes impaired. Preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Prepayment Risk. The Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Smaller Capitalization Company Risk. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and companies may have limited markets, product lines or financial resources and lack management experience.

Sovereign Debt Risk. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default.

U.S. Agency Securities Risk. The Fund’s investments in securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of its Class A shares for each full calendar year since the Fund’s Class A shares commenced operations. Although Class C, N and I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C, N and I shares are different from Class A shares because Class C, N and I shares have different expenses than Class A shares. The performance table shows how the average annual returns of the Class A, C, I and N shares compare over time with a broad-based market index and supplemental index (strategy benchmark) that the Adviser believes is more representative of the Fund’s investment universe. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.eventidefunds.com.

E V E N T I D E	65

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Eventide Core Bond Fund Class A Annual Total Returns for the Year Ended December 31

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, for the Class A shares, the highest return for a quarter was 6.46% (quarter ended December 31, 2023), and the lowest return for a quarter was (6.31)% (quarter ended March 31, 2022). The Fund’s Class A year-to-date return as of September 30, 2024, was 4.19%.

Average Annual Total Returns (periods ended December 31, 2023)

Class A Shares	1 Year	Since inception (7/31/2020)
Return Before Taxes	(1.18)%	(5.35)%
Return After Taxes on Distributions	(2.22)%	(5.95)%
Return After Taxes on Distributions and Sale of Fund Shares	(0.72)%	(4.25)%
Class C Shares
Return Before Taxes	4.16%	(4.40)%
Class N Shares
Return Before Taxes	4.97%	(3.67)%
Class I Shares
Return Before Taxes	5.05%	(3.48)%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	(2.97)%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes, which are not shown, will vary from those of Class A shares.

Adviser. Eventide Asset Management, LLC is the Fund’s investment adviser.

E V E N T I D E	66

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Sub-Adviser. Boyd Watterson Asset Management, LLC is the Fund’s investment sub-adviser.

Portfolio Managers. Christopher Grogan, CFA, Director of Investment Consulting, and Portfolio Manager of the Adviser, serves as a Co-Portfolio Manager of the Fund. Mr. Grogan has served the Fund in this capacity since April 2023. Mr. Grogan provides oversight of the Sub-Adviser and manages those assets allocated to domestic and/or foreign fixed-income securities to help fund community development institutions and projects aimed at serving human needs such as those of low-to-moderate income families and communities. The Sub-Adviser manages assets of the Fund at the direction of the Adviser.

David M. Dirk, CFA, Director of Portfolio Management and Trading of the Sub-Adviser, has served as a Co-Portfolio Manager of the Fund since the Fund commenced operations in May 2020.

Mr. Grogan and Mr. Dirk are jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares. The minimum initial investment in the Class A, Class C and Class N Shares of the Fund, as well as Class I shares purchased directly from the Fund, is $1,000 for a regular account and for an IRA account, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares purchased through a financial intermediary is $100,000 for all accounts. The minimum subsequent investment for each class of shares is $50 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, online, by telephone or through a financial intermediary to the Fund or the Fund’s transfer agent and will be paid by check or wire transfer.

Tax Information. Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

E V E N T I D E	67

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Eventide Large Cap Focus Fund	Fund Summary

Investment Objective.

The Eventide Large Cap Focus Fund (the “Focus Fund” or the “Fund”) seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund.

The tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 117 and Appendix A: Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 70, and Waivers of Up-Front Sales Charge on Class A Shares on page 71.

Shareholder Fees Fees paid directly from your investment	Class A	Class C	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of the NAV of the shares redeemed or the original purchase price)	1.00%[1]	1.00%[2]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15
Annual Fund Operating Expenses Expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.73%	0.73%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.20%	None
Other Expenses	0.45%	0.45%	0.45%	0.45%
Total Annual Fund Operating Expenses	1.43%	2.18%	1.38%	1.18%
Fee Waiver/Expense Reimbursement[3]	(0.24)%	(0.24)%	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.19%	1.94%	1.14%	0.94%

1.	The maximum deferred sales charge on Class A shares (as a % of NAV at the time of purchase) applies only to purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months of purchase.

2.	The maximum deferred sales charge on Class C shares (as a % of the lesser of NAV of the shares redeemed or the original purchase price) applies to shares sold within 12 months of purchase.

3.	The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.19%, 1.94%, 1.14% and 0.94% for Class A shares, Class C shares, Class N shares, and Class I shares, respectively, through October 31, 2025. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the adviser and upon the termination of the advisory agreement between Mutual Fund Series Trust (the “Trust”) and the adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if, after the recoupment is taken into account, such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

E V E N T I D E	68

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Example of Hypothetical Fund Costs.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$689	$979	$1,290	$2,170
Class C – no redemption	$197	$659	$1,148	$2,495
Class C – with redemption	$297	$659	$1,148	$2,495
Class N	$116	$413	$732	$1,637
Class I	$96	$351	$626	$1,410

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal period ended June 30, 2024 was 101% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by primarily investing in a broad range of equity securities of large capitalization companies. The Fund’s investment adviser, Eventide Asset Management, LLC (“Eventide” or the “Adviser”), utilizes a fundamental “bottom-up” analysis to evaluate investments for inclusion in the Fund’s portfolio and seeks to identify and invest the Fund’s assets in companies capable of sustaining and/or increasing profitability and/or revenue growth and that serve well the needs of customers, employees, suppliers, communities, the environment, and society broadly. Equity securities that the Fund may invest in include, but are not limited to, common stocks (including American Depositary Receipts (“ADRs”)), yieldcos, (e.g., dividend growth-oriented public companies created by a parent company, which bundles renewable and/or conventional long-term contracted operating assets, such as solar and wind power, in order to generate cash flow), real estate investment trusts (“REITs”), convertible bonds, preferred stocks, and master limited partnerships (“MLPs”). Under normal market conditions, the Fund invests at least 80% of its net assets in large capitalization companies. The Fund considers its investment in derivatives, based on their marked to market value, when determining its compliance with this test. Large capitalization companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500 Index (the “Index”). The capitalization range of the Index is between $4.0 billion and $3.5 trillion as of September 30, 2024. The size of the companies included in the Index will change with market conditions.

The Fund may invest without limitation in securities in companies domiciled outside the United States either directly or through ADRs. The Fund may invest a substantial portion of its assets in the stock of companies in one or more sectors of the economy, such as the technology, industrial, consumer discretionary and healthcare sectors. The Fund concentrates investments in the software and semiconductor industries by investing, under normal circumstances, over 25% of its assets in companies in this group of industries.

E V E N T I D E	69

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

The Fund may invest in private companies and other companies whose shares may have legal or contractual restrictions on resale or are otherwise illiquid (“Illiquid Investments”), which can impact their valuation. The Fund will not invest more than 15% of the Fund’s net assets in Illiquid Investments. The Adviser may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes adverse market, political or other conditions are likely. The Adviser may also utilize a combination of puts and/or calls on the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities.

The Adviser uses its proprietary values-based screening methodology to analyze all potential investments for the company’s ability to operate with integrity and create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s values-based screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its values-based screening processes in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s portfolio unless the Adviser believes that the values-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the values-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess values-based practices. The Adviser’s screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

■	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.

■	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.

■	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.

■	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.

■	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Consistent with the Adviser’s values, the Fund may invest in domestic and/or foreign fixed-income securities, such as notes (including standalone notes not rated by any agency), to help fund community development institutions and projects aimed at serving human needs such as those of low-to-moderate income families and communities.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company is no longer consistent with the Adviser’s values.

E V E N T I D E	70

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. Although an ADR is priced in the U.S. dollar, movements in the exchange rate of the local currency versus the U.S. dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the U.S. Dollar declines, the ADR price would decline by a similar measure.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries.  The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and the Fund. There is no guarantee the Adviser’s corporate engagements and related-activities will achieve their intended results. There is a risk that the Adviser’s activities in this regard could limit the Fund’s investment universe and reduce the amount of profits that could be realized by affected companies, limiting the Fund’s investment returns. Furthermore, the U.S. government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser’s activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

E V E N T I D E	71

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign investing involves other risks not typically associated with U.S. investments, including adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing accounting, auditing, financial reporting and legal standards.

Growth Stock Risk. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Industry Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, because the Fund’s investments are concentrated in the semiconductor and software industries.

Semiconductor Industry Risk. Semiconductor companies face intense competition, both domestically and internationally, and such competition may have an adverse effect on profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.

Software Industry Risk. Software companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by software companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions.

Junk Bond Risk. Lower-quality or unrated bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Large Capitalization Company Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

E V E N T I D E	72

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.

Liquidity Risk. Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also lack a readily observable or market-corroborated price and be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at an unexpected loss.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgments will produce the desired results.

Market Risk. Overall stock or bond market volatility may also affect the value of the Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels and political events and terrorism affect the securities markets.

MLP and MLP-Related Securities. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. During periods of rising interest rates, the use of MLPs or MLP-related securities could hinder the overall performance of the Fund.

MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As the seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. The use of derivative instruments, such as options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the risk that the counterparty to an options transaction may not fulfill its contractual obligations.

E V E N T I D E	73

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Preferred Stock Risk. Dividends on preferred stocks are generally payable at the discretion of the issuer’s board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer’s creditworthiness becomes impaired.

Real Estate and REIT Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Sector Exposure Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Healthcare & Life Sciences Sector Risk. Companies in the healthcare and life sciences sectors may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.

Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

E V E N T I D E	74

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Stock Value Risk. Stocks involve the risk that they may never reach what the Adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth, or the Adviser misgauged that worth. Stocks also may decline in price, even though, in theory, they are already undervalued. Investments in private companies that lack readily observable or market-corroborated prices generally increase stock valuation risk because they are more difficult to value. Many private companies are not required to file periodic financial reports, leading to challenges in the Adviser’s ability to evaluate a company’s business prospects and the fair value of its securities. The fair valued prices assigned to the Fund’s investments in private companies are based on a variety of factors, reviewed regularly, and updated as additional information becomes available. However, fair value pricing includes subjective judgments, and it is possible that the fair value assigned to a security may differ materially from the value the Fund would realize if the security were sold.

Turnover Risk. A Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Yieldcos Risk. Investments in securities of yieldcos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the yieldco and the company responsible for the formation of the yieldco (the “Yieldco Sponsor”). Yieldcos typically remain dependent on the management and administration services provided by or under the direction of the Yieldco Sponsor and on the ability of the Yieldco Sponsor to identify and present the yieldco with acquisition opportunities, which may often be assets of the Yieldco Sponsor itself. To the extent that the yieldco relies on the Yieldco Sponsor for developing new assets for potential future acquisitions, the yieldco may be dependent on the development capabilities and financial health of the Yieldco Sponsor. Yieldco Sponsors may have interests that conflict with the interests of the yieldco and may retain control of the yieldco via classes of stock held by the Yieldco Sponsor. Any event that limits the yieldco’s ability to maintain or grow its distributable cash flow would likely have a negative impact on the yieldco’s share price.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A shares for each full calendar year since the Fund’s Class A shares commenced operations. Although Class C, N and I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C, N, and I shares are different from Class A shares because Class C, N and I shares have different expenses than Class A shares. The performance table shows how the average annual returns of the Class A, C, I and N shares compare over time with those of a broad-based market index and supplemental index (strategy benchmark) that the Adviser believes is more representative of the Fund’s investment universe. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.eventidefunds.com.

E V E N T I D E	75

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Eventide Large Cap Focus Fund Class A Annual Total Returns for the Year Ended December 31

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, for the Class A shares, the highest return for a quarter was 15.36% (quarter ended December 31, 2023), and the lowest return for a quarter was (5.95)% (quarter ended September 30, 2023). The Fund’s Class A year-to-date return as of September 30, 2024 was 20.55%.

Average Annual Total Returns (periods ended December 31, 2023)

Class A Shares	1 Year	Since inception (6/30/2022)
Return Before Taxes	20.09%	10.90%
Return After Taxes on Distributions	20.09%	10.90%
Return After Taxes on Distributions and Sale of Fund Shares	11.90%	8.36%
Class C Shares
Return Before Taxes	26.49%	14.57%
Class N Shares
Return Before Taxes	27.57%	15.46%
Class I Shares
Return Before Taxes	27.84%	15.66%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	26.29%	18.57%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes, which are not shown, will vary from those of Class A shares.

Adviser. Eventide Asset Management, LLC is the Fund’s investment adviser.

E V E N T I D E	76

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Portfolio Managers. Andrew Singer, CFA, Portfolio Manager and Senior Research Analyst of the Adviser, and Dolores S. Bamford, CFA, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, serve as Portfolio Managers of the Fund. Mr. Singer has served the Fund in this capacity since the Fund commenced operations in June 2022. Ms. Bamford has served the Fund as a Portfolio Manager since May 2024.

Purchase and Sale of Fund Shares. The minimum initial investment in the Class A, Class C and Class N Shares of the Fund, as well as Class I shares purchased directly from the Fund, is $1,000 for a regular account and for an IRA account, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares purchased through a financial intermediary is $100,000 for all accounts. The minimum subsequent investment for each class of shares is $50 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, online, by telephone or through a financial intermediary to the Fund or the Fund’s transfer agent and will be paid by check or wire transfer.

Tax Information. Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

E V E N T I D E	77

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Additional Information about Each Fund’s Principal Investment Strategies and Related Risks

Fund	Objective
Eventide Gilead Fund	Long-term capital appreciation.
Eventide Healthcare & Life Sciences Fund	Long-term capital appreciation.
Eventide Balanced Fund	Current income while maintaining the potential for capital appreciation.
Eventide Dividend Growth Fund	Dividend growth and long-term capital appreciation. The Fund’s secondary objective is dividend income.
Eventide Limited-Term Bond Fund	Income.
Eventide Exponential Technologies Fund	Long-term capital appreciation.
Eventide Core Bond Fund	Total return consistent with income generation.
Eventide Large Cap Focus Fund	Long-term capital appreciation.

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Shareholders will be given 60 days’ advance notice if the Board decides to change any of the following:

■	a Fund’s investment objective;

■	the Healthcare & Life Sciences Fund’s policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in equity and equity-related securities of healthcare and life sciences companies;

■	the Dividend Growth Fund’s policy to invest at least 80% of the Fund’s net assets (plus the amount of borrowings for investment purposes) in the companies that the Adviser believes have the ability to increase dividends over the long term;

■	the Limited-Term Bond Fund’s policy and the Core Bond Fund’s policy to invest at least 80% of Fund net assets (plus borrowings for investment purposes) in bonds;

■	the Exponential Technologies Fund’s policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in technology companies; or

■	the Large Cap Focus Fund’s policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in large capitalization companies.

The Healthcare & Life Sciences Fund’s policy to invest over 25% of its assets in drug-related industries is fundamental and may not be changed without shareholder approval. The Exponential Technologies Fund’s policy to invest over 25% of its net assets in the software, technology hardware and equipment, semiconductor, and communications group of industries is fundamental and may not be changed without shareholder approval. The Large Cap Focus Fund’s policy to invest over 25% in the software and semiconductor industries is fundamental and may not be changed without shareholder approval.

Principal Investment Strategies

Each Fund’s main investment strategies described in this prospectus are the strategies that the Adviser believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that each Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Funds’ Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 877-771-3836 or visit the Funds’ website www.eventidefunds.com.

E V E N T I D E	78

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

The Adviser uses its proprietary values-based screening methodology to analyze all potential investments for the company’s ability to operate with integrity and create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s values-based screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its values-based screening processes in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s portfolio unless the Adviser believes that the values-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the values-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess values-based practices. The Adviser’s screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

■	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.

■	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.

■	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.

■	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.

■	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Consistent with the Adviser’s values, the Funds may invest in domestic and/or foreign fixed-income securities, such as notes (including standalone notes that are not rated by any agency), to help fund community development institutions and projects aimed at serving human needs such as those of low-to-moderate income families and communities.

Securities may be sold when the Adviser (or Sub-Adviser, if applicable) believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company is no longer consistent with the Adviser’s values.

E V E N T I D E	79

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

GILEAD FUND

Normally, the Fund invests primarily in a broad range of equity securities without limitation to market capitalization. The Fund may invest without limitation in securities in companies domiciled outside the United States either directly or through ADRs.

The Adviser seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities or have significant near-term appreciation potential and that are capable of serving well the needs of customers, employees, suppliers, communities, the environment, and society broadly. The Adviser primarily considers securities for the Fund’s portfolio based on analysis of the holdings and recommendations of investors, analysts, firms or strategies that, in the Adviser’s opinion, have exhibited superior results, but the Adviser also considers securities that the Adviser believes are undervalued based on indicators such as the price-to-sales ratio or future free cash flow estimates. This pool of securities represents the potential universe of securities for the Fund. The Adviser analyzes these securities to identify what it believes are the most attractive investment opportunities for the Fund. From time to time, the Fund may invest a substantial portion of its assets in the stock of companies in one or more sectors of the economy, such as the technology, industrials, healthcare and life sciences sectors. The Fund may invest in Illiquid Investments, but will not invest more than 15% of the Fund’s net assets in Illiquid Investments. Illiquid Investments are investments that are not reasonably expected to be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Fund may invest in development stage companies. The Adviser may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes adverse market, political or other conditions are likely. The Adviser may also utilize a combination of puts and/or calls on the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities.

Puts and Calls

The Fund may buy and sell (write) call options on individual securities. The purchaser of a call option has the right to buy a security from the seller at a predetermined price (exercise price) during the life of the option. An option is considered “covered” if the seller owns the security against which the option is written. As the seller of a call option, the Fund receives a premium from the purchaser of the option, which provides additional income to the Fund. The Fund may also buy and sell (write) put options. A put option gives the buyer the right to sell (or “put”) a security at a fixed price within a given time frame in exchange for a premium paid by the buyer. If the market price drops below the strike price, the buyer will be able to sell the security for the strike price, thereby limiting the buyer’s potential loss until the option expires.

Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Fund will engage in transactions in put and call options on securities indices for the same purposes as it engages in transactions in options on securities.

E V E N T I D E	80

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

HEALTHCARE & LIFE SCIENCES FUND

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity and equity-related securities of companies in the healthcare and life sciences sectors, including common stock, options, preferred stock and convertible debt. Healthcare and life sciences companies include those companies that derive or are expected to derive 50% or more of their revenue from healthcare and life science products and services including, but not limited to, biotechnology, pharmaceuticals, diagnostics, life science tools, medical devices, healthcare information technology, healthcare services, synthetic biology, agricultural and environmental management, and pharmaceutical manufacturing products and services. These investments may include Illiquid Investments. The Fund will not invest more than 15% of the Fund’s net assets in Illiquid Investments. These companies may include development stage companies and special purpose acquisition companies. The Fund may invest without limitation in securities of companies domiciled outside the United States either directly or through ADRs. The Fund may invest in securities of companies of any market capitalization.

The Adviser utilizes a fundamental “bottom-up” analysis to evaluate investments for inclusion in the Fund’s portfolio. The Adviser seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities or have significant near-term appreciation potential and that are capable of serving well the needs of customers, employees, suppliers, communities, the environment, and society broadly. The Adviser favors investments that it believes will have relatively low correlation to the overall market. The valuation of these investments may respond dramatically to clinical trial outcomes or regulatory decisions, providing atypical upside or downside volatility.

The Adviser uses options strategies, such as calls, covered calls, and puts on individual securities, as well as options on securities indices, to enhance returns, generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes adverse market, political or other conditions are likely. The Adviser may also utilize a combination of puts and/or calls on the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Adviser only makes use of these derivative strategies where the derivatives’ underlying security is within or related to the sectors in which the Fund normally invests.

The Fund concentrates investments in the drug-related industries by investing over 25% of its assets in drug-related industries. This group of industries includes pharmaceutical, biotech and similar companies that primarily develop, produce or distribute drugs, medicines, diagnostic chemicals and biological products used to diagnose, prevent or treat diseases or maintain health.

BALANCED FUND

The Fund has significant flexibility to achieve its investment objective by primarily investing in a broad universe of income-producing securities. These securities include debt and equity securities of companies in the U.S. and other markets around the world. The Fund’s investments in foreign securities may be made without limitation, directly or through ADRs.

The Fund uses a balanced strategy allocating approximately equally between equity income and fixed income with a bottom-up quality investing and secular theme focus seeking to achieve consistent returns and lower volatility than the markets. There is no guarantee that the Fund will achieve this goal. The Fund’s balanced strategy means that

E V E N T I D E	81

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

equity investments will not typically represent more than 50% of the Fund’s portfolio. The Fund’s balanced strategy also means that the Fund invests at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities. The Fund is focused on identifying and investing in companies capable of increasing profitability, growth, and income distribution by serving well the needs of customers, employees, suppliers, communities, the environment, and society broadly. The Fund has broad discretion to invest in securities in the pursuit of the Fund’s objectives. These securities may include but are not limited to common stocks, yieldcos, REITs, preferred stocks, corporate bonds, government agency bonds, municipal bonds, mortgage-backed securities, asset-backed securities (including auto loans and leases, equipment loans and leases, and credit cards); convertible securities and options. The Fund may invest in a particular type of security without limitation but limits its investment in a particular industry to less than 25% of the Fund’s net assets. The Fund may invest in companies of any market capitalization. The Fund may invest in bonds of any maturity and, under normal market conditions, the bonds held in the Fund’s portfolio have an average duration of between two and eight years. The Fund may invest in bonds of any credit quality, including, without limitation, non-investment grade bonds rated below Baa3 by Moody’s or below BBB- by S&P (also known as “junk” bonds). The Fund may invest in Illiquid Investments, but will not invest more than 15% of the Fund’s net assets in Illiquid Investments. Illiquid Investments are investments that are not reasonably expected to be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Adviser utilizes a fundamental “bottom-up” analysis to evaluate investments for inclusion in the Fund’s portfolio. The Adviser seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities or have significant near-term appreciation potential. The Adviser favors investments that it believes will have relatively low correlation or volatility to the overall market. The Adviser seeks to invest in securities that, in its opinion, are attractively valued, provide attractive current income, provide income appreciation potential, provide capital appreciation potential, and/or help to reduce overall portfolio volatility.

The Adviser may use options, such as puts or calls on individual securities, as well as options on securities indices, to enhance returns, generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes prudent. To enhance income the Adviser has the ability to sell call options on stocks held in the portfolio (covered call writing). In exchange for the option premium received, the Fund gives up potential upside in the underlying stock. The Adviser also has the ability to write put options on stocks deemed to be attractive purchases at lower price levels. The Adviser may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities.

The Adviser has retained the Sub-Adviser to manage some of the Fund’s assets allocated for investment in the fixed income portion of the Fund’s portfolio. In selecting securities for investment by the Fund, the Sub-Adviser employs a top-down approach to determine how to structure the bond allocation taking into consideration duration, maturity, and sector allocation. The Sub-Adviser then initiates a process of security analysis based on several factors including, but not limited to, economic trends, industry assessments and issuer specific credit fundamentals.

DIVIDEND GROWTH FUND (formerly, Dividend Opportunities Fund)

The Fund seeks to achieve its investment objective by investing in securities with dividend growth attributes, which may include historical dividend growth characteristics and/or strong free cash flow generation and healthy balance sheet characteristics. The Fund has broad discretion to invest in securities selected by the Adviser in the pursuit of the Fund’s objectives and to maintain flexibility for investing in domestic and foreign securities across all market capitalizations and economic sectors without limitation. The Fund’s investments in foreign securities may be made

E V E N T I D E	82

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

either directly or through ADRs. The Fund is focused on identifying and investing in companies capable of increasing profitability, growth, and dividend growth by serving well the needs of customers, employees, suppliers, communities, the environment, and society broadly.

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings for investment purposes) is invested in the securities of companies that the Adviser believes have the ability to increase dividends over the long term. Although the Fund expects to invest primarily in dividend paying common stocks (including ADRs), the Fund may invest in other securities to pursue the Fund’s investment objectives. These other securities may include yieldcos (e.g., dividend growth-oriented public companies created by a parent company, which bundles renewable and/or conventional long-term contracted operating assets in order to generate cash flow), REITs, convertible securities (including convertible preferred stock), and preferred stock.

The Fund may invest in a particular type of security without limitation but limits its investment in a particular industry to less than 25% of the Fund’s net assets. The Fund may invest in Illiquid Investments, but will not invest more than 15% of the Fund’s net assets in Illiquid Investments. Illiquid Investments are investments that are not reasonably expected to be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Adviser utilizes a fundamental “bottom-up” analysis to evaluate investments for inclusion in the Fund’s portfolio. The Adviser seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities or have significant near-term appreciation potential. The Adviser favors investments that it believes will have relatively low correlation or volatility to the overall market. The Adviser seeks to invest in securities that, in its opinion, are attractively valued, provide attractive current income, provide income appreciation potential, provide capital appreciation potential, and/or help to reduce overall portfolio volatility.

The Adviser may use options, such as puts or calls on individual securities, as well as options on securities indices, to enhance returns, generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes it to be prudent. To enhance income the Adviser has the ability to sell call options on stocks held in the portfolio (covered call writing). In exchange for the option premium received, the Fund gives up potential upside in the underlying stock. The Adviser also has the ability to write put options on stocks it has deemed to be attractive purchases at lower price levels.

The Adviser may also utilize a combination of puts and/or calls on the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities.

Distribution Policy and Goals (Balanced Fund and Dividend Growth Fund (formerly, Dividend Opportunities Fund) Only)

The Balanced Fund’s distribution policy is to make approximately twelve distributions to shareholders per calendar year and the Dividend Growth Fund’s (formerly, Dividend Opportunities Fund) distribution policy is to make approximately four distributions to shareholders per calendar year. The frequency of distributions will be based on the availability of distributable income and the investment needs of the relevant Fund. The level of periodic distributions (including any return of capital) is not fixed and is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of a Fund’s current net asset value per share. Income may be distributed regardless of whether such income will be treated as return of capital.

E V E N T I D E	83

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

The Balanced Fund and Dividend Growth Fund generally distribute to shareholders substantially all of their net income (for example, interest and dividends) approximately twelve times per year and four times a year, respectively, and each Fund generally distributes to shareholders substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned) annually. In addition, pursuant to its distribution policy, each Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in a Fund. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares.

Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders receiving periodic payments from either Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that a Fund’s distribution rate or the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Funds provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the estimated source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Balanced Fund will provide disclosures with each monthly distribution and the Dividend Growth Fund will provide disclosures with each quarterly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Funds may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

LIMITED-TERM BOND FUND

The Fund seeks to achieve its objective through investments in income-producing securities issued by entities deemed by the Adviser to be serving well the needs of customers, employees, suppliers, communities, the environment, and society broadly. Income producing securities that the Fund may invest in include, but are not limited to, corporate bonds; preferred stocks, convertible debt and other hybrid securities that have debt and equity characteristics but are predominantly debt in nature; agency and non-agency residential and commercial mortgage-backed securities; asset-backed securities (including auto loans and leases, equipment loans and leases, and credit cards); green bonds (i.e., bonds that allow issuers to use proceeds for environmental projects); social bonds (i.e., bonds that allow issuers to use proceeds for social projects); sustainable bonds (i.e., bonds that are a combination of green and social bonds); government agency debt instruments; and municipal bonds (collectively, “Bonds”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in Bonds. Fixed income investments may be of any maturity, but the Fund’s weighted average effective portfolio duration will not exceed five years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The more

E V E N T I D E	84

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

sensitive a security is to changes in interest rates, the higher its volatility risk. For example, if a bond has a duration of 5 years, a 1% rise in rates would result in approximately a 5% decline in the bond’s price. If a bond has a duration of 10 years, a 1% rise in interest rates would result in approximately a 10% decline in the bond’s price. The Fund may invest in bonds of any credit quality, including, without limitation, non-investment grade bonds rated below Baa3 by Moody’s or below BBB- by S&P (also known as “junk” bonds) but expects to invest predominantly in investment grade securities. With respect to both fixed income and equity securities, the Fund may invest in the securities of foreign entities and may invest in companies of any market capitalization. The Fund may invest in Illiquid Investments, but will not invest more than 15% of the Fund’s net assets in Illiquid Investments. Illiquid Investments are investments that are not reasonably expected to be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Investments that meet the Adviser’s values criteria are analyzed by the Sub-Adviser for possible inclusion in the Fund’s portfolio. The Sub-Adviser builds the Fund’s portfolio based on macroeconomic trends and forecasts in economic growth, inflation expectations, and monetary policy. The Sub-Adviser strives to generate excess return through sector allocation (adjusting allocations across major sectors of the bond market based on assessments of fundamentals and current versus historical valuation relationships), duration management (holding securities to optimize interest rates), yield curve positioning (adjusting holdings to capitalize on expected changes in the Treasury yield curve), and security selection. The ability of the Sub-Adviser to deliver returns varies according to the economic and market environment. The Sub-Adviser’s methods are intended to accumulate value over a full market cycle.

EXPONENTIAL TECHNOLOGIES FUND

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in companies that the Adviser believes are participating in and benefitting from technologies, innovations, technology themes, or technology trends. The types of companies represented in the Fund’s portfolio include, but are not limited to, companies falling within the information technology, e-commerce discretionary, internet media and services, healthcare technology, healthcare devices, or transaction and payment processing services industries. The Fund invests primarily in companies that the Adviser believes are participating in and benefitting from technologies, innovations, themes, or trends that have long-term exponential characteristics and that serve well the needs of customers, employees, suppliers, communities, the environment, and society broadly. The term “exponential” means the potential for accelerated advancements in underlying technologies that can positively impact capabilities and development cycles of a company’s products and services. Not every company in the Fund’s portfolio will experience exponential growth, and the Fund is not expected to deliver exponential returns.

The Adviser utilizes a fundamental “bottom-up” analysis and quantitative screening to find and evaluate investments for inclusion in the Fund’s portfolio. The Adviser seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities or have significant near-term appreciation potential. Characteristics the Adviser incorporates in its investment opportunity screening considerations include strong organic revenue growth, growing market shares, expanding margins and profitability, defensible competitive advantages and disciplined and quality management teams. Valuation is an integral part of the investment process and purchase decisions are based on the potential reward relative to risk of each security which, in turn, is partly based on the Adviser’s earnings calculations.

The Fund gains exposure to technology companies primarily through investing in equity securities including common stock, options, preferred stock and convertible debt. These companies include development stage companies, some

E V E N T I D E	85

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

of which have not commenced business operations or have not generated significant revenue. The Fund may invest without limitation in securities of companies domiciled outside the United States either directly or through ADRs. The Fund may invest in securities of companies of any market capitalization. The Fund may invest in Illiquid Investments, but will not invest more than 15% of the Fund’s net assets in Illiquid Investments. Illiquid Investments are investments that are not reasonably expected to be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Adviser uses options strategies, such as calls, covered calls, and puts on individual securities, as well as options on securities indices, to enhance returns, generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes adverse market, political or other conditions are likely. The Adviser may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Adviser only makes use of these derivative strategies where the derivative’s underlying security is within or related to the sectors in which the Fund normally invests.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The Fund concentrates investments in the software, technology hardware and equipment, semiconductor, and communications group of industries because, under normal circumstances, it invests over 25% of its net assets in companies in this group of industries.

CORE BOND FUND

The Fund seeks to achieve its objective through investments in income producing securities issued by entities deemed by the Adviser to be serving well the needs of customers, employees, suppliers, communities, the environment, and society broadly. Income producing securities that the Fund may invest in include, but are not limited to, corporate bonds; preferred stocks, convertible debt and other hybrid securities that have debt and equity characteristics but are predominantly debt in nature; agency and non-agency residential and commercial mortgage-backed securities; asset-backed securities (including auto loans and leases, equipment loans and leases, and credit cards); green bonds (i.e., bonds that allow issuers to use proceeds for environmental projects); social bonds (i.e., bonds that allow issuers to use proceeds for social projects); sustainable bonds (i.e., bonds that are a combination of green and social bonds); government agency debt instruments; and municipal bonds (collectively, “Bonds”). Under normal market circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in Bonds.

The Fund may invest in Bonds of any maturity and, under normal market conditions, the Bonds held by the Fund have a weighted average duration between three years and nine years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The more sensitive a security is to changes in interest rates, the higher its volatility risk. For example, if a bond has a duration of 5 years, a 1% rise in rates would result in approximately a 5% decline in the bond’s price. If a bond has a duration of 10 years, a 1% rise in interest rates would result in approximately a 10% decline in the bond’s price. The Fund may invest in bonds of any credit quality, including, without limitation, non-investment grade bonds rated below Baa3 by Moody’s or below BBB- by S&P (also known as “junk” bonds) but invests predominantly in investment grade securities. With respect to both fixed income and equity securities, the

E V E N T I D E	86

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Fund may invest in the securities of foreign entities and may invest in companies of any market capitalization. The Fund may invest in Illiquid Investments, but will not invest more than 15% of the Fund’s net assets in Illiquid Investments. Illiquid Investments are investments that are not reasonably expected to be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Investments that meet the Adviser’s values criteria are analyzed by the Sub-Adviser for possible inclusion in the Fund’s portfolio. The Sub-Adviser builds the Fund’s portfolio based on macroeconomic trends and forecasts in economic growth, inflation expectations, and monetary policy. The Sub-Adviser strives to generate excess return through sector allocation (adjusting allocations across major sectors of the bond market based on assessments of fundamentals and current versus historical valuation relationships), duration management (holding securities to optimize interest rates), yield curve positioning (adjusting holdings to capitalize on expected changes in the Treasury yield curve), and security selection. The ability of the Sub-Adviser to deliver returns varies according to the economic and market environment. The Sub-Adviser’s methods are intended to accumulate value over a full market cycle.

Sector allocation decisions involve examining fundamentals, historical spread and cross-sector spread relationships, and supply and demand. Through duration management, the Sub-Adviser applies fundamental and technical analysis to manage interest rate exposures relative to short-and long-term expectations. Yield curve positioning is developed by examining monetary policy, inflation expectations, and supply and demand relative to expectations for curve reshaping. Security selection involves applying a top-down, bottom-up approach that blends quantitative screening and fundamental credit research to achieve optimal risk/reward characteristics.

LARGE CAP FOCUS FUND

The Fund seeks to achieve its investment objective by primarily investing in a broad range of equity securities of large capitalization companies. The Adviser utilizes a fundamental “bottom-up” analysis to evaluate investments for inclusion in the Fund’s portfolio and seeks to identify and invest the Fund’s assets in companies capable of sustaining and/or increasing profitability and/or revenue growth and that serve well the needs of customers, employees, suppliers, communities, the environment, and society broadly. “Bottom-up” analysis starts with research on individual stocks on a company level before looking at the relevant industry as a whole. Equity securities that the Fund may invest include common stocks (including ADRs), yieldcos (e.g., dividend growth-oriented public companies created by a parent company, which bundles renewable and/or conventional long-term contracted operating assets, such as solar and wind power, in order to generate cash flow), REITs, convertible bonds, preferred stocks, and MLPs. Under normal market conditions, the Fund invests at least 80% of its net assets in large capitalization companies. The Fund considers its investment in derivatives, based on their marked to market value, when determining its compliance with this test. Large capitalization companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500 Index (the “Index”). The Index is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S. The capitalization range of the Index is between $4.0 billion and $3.5 trillion as of September 30, 2024. The size of the companies included in the Index will change with market conditions.

The Fund may invest without limitation in securities in companies domiciled outside the United States either directly or through ADRs. The Fund may invest a substantial portion of its assets in the stock of companies in one or more sectors of the economy, such as the technology, industrial, consumer discretionary and healthcare sectors. The Fund concentrates investments in the software and semiconductor industries by investing, under normal circumstances, over 25% of its assets in companies in this group of industries.

E V E N T I D E	87

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

The Fund may invest in Illiquid Investments, but will not invest more than 15% of the Fund’s net assets in Illiquid Investments. Illiquid Investments are investments that are not reasonably expected to be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Adviser may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes adverse market, political or other conditions are likely. The Adviser may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities.

The Adviser applies a combination of methods within its fundamental research process and systems to help cover a range of company-related information. This includes qualitative and quantitative data that can inform the Adviser’s investment decisions, such as company reports, news and research offered by third parties. This information can reflect on a company’s financial and competitive position, risks, and business reputation and ethical standing in the marketplace. The Adviser typically obtains values-based data from multiple third-party providers, which the Adviser changes from time to time based on research needs and industry developments. Values-based data offers additional inputs to the Adviser’s fundamental research process and investment framework. The Adviser views third-party information as part of its overall research rather than assigning any particular data source as the determinative factor in investment decisions. The Adviser believes that considering a broad range of research information, from multiple sources, can help to mitigate risks associated with misinterpreting data or relying on inaccurate information provided by third parties, but cannot guarantee that any third-party information it receives is accurate or free of defects. The Adviser maintains research supporting its investment decisions.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company is no longer consistent with the Adviser’s values.

Non-Principal Investment Strategy

Each Fund may engage in short selling with up to 10% of its assets.

Manager-of-Managers Order (Balanced Fund , Dividend Growth Fund (formerly, Dividend Opportunities Fund), Limited-Term Bond Fund, Exponential Technologies Fund, Core Bond Fund, and Large Cap Focus Fund Only)

The Trust and the Adviser have applied for and obtained an exemptive order (the “Order”) from the SEC that would permit the Adviser, with the Board’s approval, to enter into sub-advisory agreements with one or more sub-advisers with respect to one of the above-named Funds without obtaining shareholder approval. The Order permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders.

Temporary Defensive Positions

From time to time, a Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, banker’s acceptances, commercial paper, money market funds and repurchase agreements. A Fund may also use options strategies that the Adviser believes may mitigate the effects of adverse conditions in order to continue to

E V E N T I D E	88

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

pursue its investment objective. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative advisory fees. Although a Fund would do this only in seeking to avoid losses, the Fund will not be able to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. A Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Principal Risks of Investing in the Funds

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Also, an investment in a Fund is not a complete investment program.

The following table identifies the principal and non-principal risks of the Funds. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment. The principal risks of a Fund are identified by a ” ✓.”

Risks	Gilead Fund	Healthcare & Life Sciences Fund	Balanced Fund	Dividend Growth Fund	Limited- Term Bond Fund	Exponential Technologies Fund	Core Bond Fund	Large Cap Focus Fund
ADRs Risk	✓	✓	✓	✓		✓		✓
Allocation Risk			✓
Asset-Backed and Mortgage-Backed Security Risk			✓		✓		✓
Bank Loans Risk
Basic Materials Industry Risk
Business Development Companies (“BDC”) Risk
Call Options Risk
Capacity Risk
Cash or Cash Equivalents Risk
Cash Strategy Risk
CDOs and CLOs Risk
Changing Fixed Income Market Conditions Risk			✓		✓		✓
Collateralized Bond Obligation Risk
Commodity Risk
Communications Companies Risk
Conflict of Interest – Adviser/Sub-Adviser Risk
Conflict of Interest – Portfolio Manager Risk
Consumer Discretionary Risk								✓
Convertible Securities Risk			✓	✓	✓	✓	✓	✓
Counterparty Risk
Credit Default Swap Risk
Credit Risk			✓		✓		✓

E V E N T I D E	89

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Credit Risk (for Floating Rate Loans)
Currency Risk
Derivatives Risk
Development Stage Company Risk	✓	✓				✓
Distribution Policy Risk			✓	✓
Dividend Yield Risk
Duration Risk			✓		✓		✓
Emerging Markets Risk
Equity Security Risk	✓	✓	✓	✓		✓		✓
ETFs Risk
Ethical Investment Risk	✓	✓	✓	✓	✓	✓	✓	✓
Exchange Traded Notes Risk
Extension Risk			✓		✓		✓
Fixed Income Risk			✓		✓		✓
Foreign Currency Risk
Foreign Exchanges Risk
Foreign Securities Risk	✓	✓	✓	✓	✓	✓	✓	✓
Forwards Risk
Futures Contract Risk
Futures Risk
Geographic Concentration Risk
Growth Stock Risk	✓	✓				✓		✓
Healthcare & Life Sciences Sector Risk	✓	✓						✓
Hedging Risk
Income Risk			✓		✓		✓
Index Risk
Industrial Sector Risk	✓							✓
Industry Concentration Risk		✓				✓		✓
Inflation-Indexed Bond Risk
Inflation Protected Securities Risk
Interest Rate Risk			✓		✓		✓
Interest Rate Risk (for Floating Rate Loans)
Inverse ETF Risk
Investment Style Risk						✓
Issuer Specific Risk
Junk Bond Risk	✓	✓	✓	✓	✓	✓	✓	✓
Large Capitalization Company Risk	✓	✓	✓	✓	✓	✓	✓	✓
Leverage Risk
Leveraged ETF Risk
LIBOR Transition Risk
Limited History of Operations Risk								✓
Liquidity Risk	✓	✓	✓	✓	✓	✓	✓	✓
Litigation Risk
Loan Risk
Lower Quality Debt Risk
Machinery and Electrical Equipment Industry Risk
Management Risk	✓	✓	✓	✓	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓	✓	✓	✓	✓
Market Volatility-Linked ETFs Risk
Medium (Mid) Capitalization Company Risk	✓	✓	✓	✓	✓	✓	✓

E V E N T I D E	90

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Micro Capitalization Risk
MLP and MLP-Related Securities Risk								✓
MLP Tax Risk								✓
Municipal Bond Risk					✓		✓
Non-Diversification Risk						✓
Options Market Risk	✓	✓	✓	✓		✓		✓
Options Risk	✓	✓	✓	✓		✓		✓
OTC Trading Risk
Preferred Stock Risk			✓	✓	✓	✓	✓	✓
Prepayment and Extension Risk for Floating Rate Loans
Prepayment Risk			✓		✓		✓
Real Estate and REIT Risk			✓	✓				✓
Regulatory Risk
Repurchase and Reverse Repurchase Agreement Risk
Restricted Securities Risk
Risk Management Risk
Sector Exposure Risk								✓
Security Risk	✓	✓	✓	✓	✓	✓	✓	✓
Segregation Risk
Semiconductor Industry Risk								✓
Short Position Risk
Short Selling Risk
Smaller Capitalization Company Risk	✓	✓	✓	✓	✓	✓	✓
Sovereign Debt Risk					✓		✓
Stock Value Risk	✓	✓	✓	✓		✓		✓
Structured Note Risk
Sub-Prime Mortgage Risk
Swaps Risk
Technology Sector Risk	✓					✓		✓
Tracking Risk of ETFs
Turnover Risk
Underlying Fund Risk
U.S. Agency Securities Risk			✓		✓		✓
U.S. Government Obligations Risk
Volatility Risk						✓
Yieldcos Risk			✓	✓				✓

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, a Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized

E V E N T I D E	91

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an ADR for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR and the local currency of the foreign company stock. Although an ADR is priced in the U.S. dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the U.S. dollar are automatically reflected in the price of the ADR in U.S. dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the U.S. dollar declines, the ADR price would decline by a similar measure.

Allocation Risk. If a Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Asset-Backed and Mortgage-Backed Security Risk. Mortgage-backed securities (“MBS”) represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the MBS held by a Fund and not the purchase of shares of the Fund.

MBS do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. When the Fund invests in asset-backed securities, MBS and collateralized mortgage obligations (“CMOs”), a Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency MBS.” Non-agency MBS generally are a greater credit risk than MBS issued by the U.S. government, and the market for non-agency MBS is smaller and may be less liquid than the market for government MBS.

MBS, commercial mortgage-backed securities (“CMBS”) and CMOs are subject to credit risk because underlying loan borrowers may default. Subordinate tranches of CMBS are more sensitive to defaults. Previously non-defaulting borrowers may not be able to refinance their loans when due, resulting in higher default rates. CMBS, in general, may become illiquid. Recently, hospitality, retail, and office properties have become subject to heightened vacancy rates and an accompanying increase in the risk of default. MBS and CMO default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Adviser’s and/or Sub-Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic.

Additionally, MBS and CMOs are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or lower rates than expected. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest

E V E N T I D E	92

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

rates, prepayment rates usually increases and the Funds may have to reinvest prepayment proceeds at a lower interest rate. CMOs may be less susceptible to this risk because payment priorities within the CMO may have the effect of a prepayment lock out period.

Bank Loans Risk. The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Basic Materials Industry Risk. To the extent that a Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high-quality debt securities. The BDCs held by a Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors, which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid, and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest, and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, each Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

Call Options Risk. There are risks associated with the sale and purchase of call options. As the seller (writer) of a covered call option, a Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise option price. A Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, a Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

E V E N T I D E	93

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Capacity Risk. The markets and securities in which a Fund invests may, at times, have limited capacity, and the Adviser may not be able to allocate as much of the Fund’s assets to a particular investment or type of investment as it desires. Under such conditions, the execution of the Fund’s strategy may be affected, and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell securities at favorable market prices.

Cash or Cash Equivalents Risk. At any time, a Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Cash Strategy Risk. A Fund may, from time to time, invest a substantial portion of its assets in cash or cash equivalents. If the stock market were to appreciate substantially during the time when a Fund is holding a substantial portion of its assets in cash, the Fund may underperform the market.

CDOs and CLOs Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which a Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Changing Fixed Income Market Conditions Risk. Future interest rate increases by the Federal Reserve could cause the value of any Fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Commodity Risk. A Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

E V E N T I D E	94

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Communications Companies Risk. Communications companies are subject to the risk that they will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition.

Conflict of Interest - Adviser/Sub-Adviser Risk. The Adviser, Sub-Adviser, portfolio managers and other individuals associated with the Adviser and Sub-Adviser may have compensation and/or other arrangements that may be in conflict to the interests of a Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

With respect to securities transactions for the Funds, the Adviser or Sub-Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A Fund’s portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

The appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based advisory fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ code of ethics will adequately address such conflicts. One of a portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because a portfolio manager’s compensation is linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

Each of the Adviser and Sub-Adviser has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Please refer to the section of the Funds’ SAI entitled “Adviser and Sub-Adviser-Potential Conflicts of Interest” for additional information regarding potential conflicts of interest.

Consumer Discretionary Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

E V E N T I D E	95

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Convertible Securities Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise.  If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond is called for redemption, the Funds will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Funds. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

Counterparty Risk. A Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing a Fund’s total return. A Fund may invest in high-yield, unrated or otherwise high-risk securities commonly called “junk bonds,” that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for a Fund.

Credit Risk (for Floating Rate Loans). Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. The value of a Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of a Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the borrower or issuer could be late in paying interest or principal or could fail to pay altogether.

E V E N T I D E	96

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by a Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by a Fund and likely lead to a decline in the net asset value of the Fund’s shares.

A Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal a Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, a Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, a Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a Fund’s rights to the collateral.

The floating rate debt in which a Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by S&P Global Ratings (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for a Fund will be based largely on the credit analysis performed by the Sub-Adviser, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. A Fund may also take short positions, through derivatives, if the Adviser believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which a Fund sells a currency it does not own but, has borrowed in

E V E N T I D E	97

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

anticipation that the market price of the currency will decline. A Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Derivatives Risk. A Fund may use derivatives to enhance returns or hedge against market declines. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Leverage and Volatility Risk. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that the Underlying Pools will be “notionally funded” - that is, their nominal trading level will exceed the cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. Although it is anticipated that the derivatives traded by a Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day, no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission (“CFTC”), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

Development Stage Company Risk. A Fund may invest a substantial portion of the portfolio in development stage companies that are not generating meaningful revenue. The prospects of development stage companies in the healthcare and life sciences sectors may depend entirely on the outcomes of research and development, clinical trials and uncertain regulatory outcomes for a small number of products. If these fail, these companies may decline in value substantially.

Distribution Policy Risk. A Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a

E V E N T I D E	98

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

portion of a distribution may consist of a return of capital. Return of capital is the portion of distribution that is a return of your original investment dollars in a Fund. Shareholders should not assume that the source of a distribution from a Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Each applicable Fund will provide disclosures with each distribution that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

Dividend Yield Risk. While a Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Rising interest rates pose a heightened risk to a Fund whose portfolio includes longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Emerging Markets Risk. A Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. There may also be less reliable or publicly available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards (including material limits on PCAOB inspection, investigation and enforcement), which could cause errors in the implementation of a Fund’s investment strategy. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. A Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, a Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. For example, emerging markets may experience significant declines in value due to political and currency volatility. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of

E V E N T I D E	99

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Ethical Investment Risk. Each Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Funds’ ethical screening guidelines. The Funds’ ethical screening criteria limits the potential universe of investments and could cause each Fund to avoid investments that subsequently perform well.

To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries.  The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and the Fund. There is no guarantee the Adviser’s corporate engagements and related-activities will achieve their intended results. There is a risk that the Adviser’s activities in this regard could limit the Fund’s investment universe and reduce the amount of profits that could be realized by affected companies, limiting the Fund’s investment returns. Furthermore, the U.S. government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser’s activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

Exchange Traded Notes Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Extension Risk. If interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Fixed Income Risk. When a Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income

E V E N T I D E	100

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

securities owned by a Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by a Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by a Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Foreign Exchanges Risk. A portion of the derivatives trades made by a Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Securities Risk. Since a Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, and political instability. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. Depository receipts maintain substantially the same risks as those associated with investments in foreign securities and may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities. The departure of the United Kingdom and the potential departure of additional countries from the European Union may have significant political and financial consequences on global markets. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets.

Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, and

E V E N T I D E	101

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

custody risks. U.S. sanctions or other investment restrictions could preclude a Fund from investing in certain Chinese issuers or cause the Fund to sell investments at a disadvantageous time. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have shown a willingness to exercise that option in response to market volatility and other events.

Forwards Risk. Foreign currency forward contracts are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. A Fund’s investment or hedging strategies may not achieve their objective. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Futures Contract Risk. A Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures contracts can have a disproportionately large impact on a Fund. This risk could cause a Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Futures Risk. A Fund’s use of stock index futures as a substitute for stocks or to enhance returns involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

E V E N T I D E	102

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Geographic Concentration Risk. A Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date or could continue to occur in countries that have already experienced such devaluations. As a result, a Fund’s net asset value may be more volatile than a more geographically diversified fund.

Growth Stock Risk. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Adviser or Sub-Adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Healthcare & Life Sciences Sector Risk. Companies in the healthcare and life sciences sectors, including drug related companies, may be heavily dependent on clinical trials with uncertain outcomes and decisions made by governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Healthcare and life sciences companies are also subject to litigation based on infringement claims. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments. In addition, companies in the healthcare and life sciences sectors group may not be financially profitable and thus subject to additional risks.

Hedging Risk. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.

Income Risk. Income risk is the risk that the income from a Fund’s portfolio will decline because of falling market interest rates. This can result when a Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Industry Concentration Risk. A Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, because the Fund’s investments are concentrated in the specific industries.

E V E N T I D E	103

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on the shares of a Fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. Rising interest rates pose a heightened risk to a Fund’s longer-term fixed income securities.

Interest Rate Risk (for Floating Rate Loans). Changes in short-term market interest rates will directly affect the yield on the shares of a Fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on a Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in a Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In addition, to the extent that the interest rate spreads on floating rate debt in a Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. With respect to a Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.

Inverse ETF Risk. Investing in inverse ETFs may result in increased volatility due to a Fund’s possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to a Fund. The

E V E N T I D E	104

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Investment Style Risk. Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Issuer Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each underlying pool will be dependent on the success of the strategies used by its manager or managers. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

Junk Bond Risk. Lower-quality or unrated bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and a Fund’s share price may decrease, and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce a Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could result in a decrease in a Fund’s share price.

Large Capitalization Company Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Leveraged ETF Risk. Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

LIBOR Transition Risk. LIBOR settings are no longer published. While some instruments may address a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, and an increasing number of existing U.S. dollar debt instruments provide for a benchmark reference rate other than LIBOR, not all instruments will have such provisions and there is significant uncertainty regarding the effectiveness of alternative

E V E N T I D E	105

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

methodologies and the potential for short-term and long-term market instability. These matters may result in a sudden or prolonged increase or decrease in reported benchmark rates, benchmark rates being more volatile than they have been in the past, and/or fewer debt instruments utilizing given benchmark rates as a component of interest payments. Additionally, in connection with the adoption of another benchmark as a replacement for LIBOR in a debt instrument’s documentation, the interest rate (or method for calculating the interest rate) applicable to that debt instrument may be modified to account for differences between LIBOR and the applicable replacement benchmark used to calculate the rate of interest payable in respect of that instrument, which modification may be based on industry-accepted spread adjustments or recommendations from various governmental and non-governmental bodies. There could be an adverse impact on the value of debt instruments with floating or fixed-to-floating rate coupons and, in turn, a material adverse impact on the value of the Funds.

The transition away from LIBOR may affect the cost of capital, may require amending or restructuring debt instruments and related hedging arrangements for a Fund and its portfolio companies, and may impact the liquidity and/or value of floating rate instruments based on LIBOR that are held or may be held by a Fund in the future, which may result in additional costs or adversely affect the Fund’s liquidity, results of operations, and financial condition. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Funds.

Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Funds’ securities must be liquid at the time of investment, a Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When a Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if a Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer an unexpected loss. In addition, when there is illiquidity in the market for certain securities, a Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Litigation Risk. A Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Adviser or Sub-Adviser or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense costs, regulatory costs, and increased insurance premiums.

Loan Risk. Investments in bank loans may subject the Funds to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade but may also be unrated. The risks associated with these loans can be similar to the risks of below-investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

E V E N T I D E	106

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Lower Quality Debt Risk. Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Management Risk. The net asset value of a Fund changes daily based on the performance of the securities in which it invests. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which a Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgments will produce the desired results.

Market Risk. Overall stock or bond market volatility may also affect the value of a Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels, political events and terrorism affect the securities markets. A Fund’s investments may decline in value if markets perform poorly. There is also a risk that a Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets. Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change and climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other events could have a significant impact on a Fund, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

COVID-19 adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of these effects cannot be determined with certainty.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures. An ETF’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on a Fund. This risk could cause the ETF to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when

E V E N T I D E	107

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Medium (Mid) Capitalization Company Risk. To the extent a Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Micro Capitalization Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause a Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Adviser and/or Sub-Adviser to sell at times and at prices that the Adviser and/or Sub-Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, a Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. During periods of rising interest rates, the use of MLPs or MLP-related securities could hinder the overall performance of the Fund.

MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund were

E V E N T I D E	108

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, a Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of a Fund may, therefore, be more dependent on the analytical abilities of the Sub-Adviser than if a Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect a Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

Non-Diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for a Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, a Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the

E V E N T I D E	109

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

underlying security above the exercise option price. As the buyer of a put or call option, a Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, a Fund will lose money if the value of the security falls below the strike price. The use of derivative instruments, such as options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the risk that the counterparty to an options transaction may not fulfill its contractual obligations.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which a Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, a Fund is subject to counterparty credit risk with respect to such derivative contracts.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stockholders are subordinate to the claims of debtholders and may receive little or no recovery.

Prepayment and Extension Risk for Floating Rate Loans. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Floating rate loans typically have no or limited call protection and may be prepaid partially or in full at certain times and, in certain circumstances, without penalty. If a floating rate loan is prepaid, a Fund may realize proceeds that are less than the value that had been assigned to the loan and/or may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid. Prepayment risk on fixed rate investments is the risk that principal on loans or other obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected, which may decrease the value of the obligation and prevent the Fund from investing expected repayment proceeds in instruments paying higher yields.

Prepayment Risk. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and a Fund may have to reinvest at a lower interest rate.

Real Estate and REIT Risk. A Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through a Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

E V E N T I D E	110

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Repurchase and Reverse Repurchase Agreements Risk. A Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of are purchase agreement, a Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Restricted Securities Risk. A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Risk Management Risk. The measures that the Adviser, Sub-Adviser or portfolio manager use to monitor and manage the risks of a Fund may not accomplish the intended results and a Fund may experience losses significantly greater than expected.

Sector Exposure Risk. Sector exposure risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Security Risk. The value of a Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. There can be no guarantee the securities held by a Fund will appreciate in value. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Segregation Risk. In order to secure its obligations to cover its short positions on options, a Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause a Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause a Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

E V E N T I D E	111

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Semiconductor Industry Risk. Semiconductor companies face intense competition, both domestically and internationally, and such competition may have an adverse effect on profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.

Short Position Risk. A Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. A Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to a Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is potentially large. Market factors may prevent a Fund from closing out a short position at the most desirable time or at a favorable price.

Short Selling Risk. If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss. Also, the Fund is required to deposit collateral in connection with such short sales and may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. These aspects of short selling increase the costs to the Fund and will reduce its rate of return. Additionally, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Smaller Capitalization Company Risk. To the extent a Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than larger companies. Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Sovereign Debt Risk. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and a Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Stock Value Risk. Stocks involve the risk that they may never reach what the Adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth, or the Adviser misgauged that worth. Stocks also may decline in price, even though, in theory, they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, a Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing only stocks of a particular market capitalization, sector or investment strategy). Investments in private companies that lack readily observable or market-corroborated prices generally increase stock valuation risk because they are more difficult to value. Many private companies are not required to file periodic financial reports, leading to challenges in the Adviser’s ability to evaluate a company’s business prospects and the fair value of its securities. The fair valued prices assigned to the

E V E N T I D E	112

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Fund’s investments in private companies are based on a variety of factors, reviewed regularly, and updated as additional information becomes available. However, fair value pricing includes subjective judgments, and it is possible that the fair value assigned to a security may differ materially from the value the Fund would realize if the security were sold.

Structured Note Risk. A Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over-the-counter market. These notes are typically issued by banks or brokerage firms and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or events that affect the industry. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. A Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered “sub-prime” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce a Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease a Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Swaps Risk. A Fund’s use of total return swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify a Fund’s potential for loss and, therefore, amplify the effects of market volatility on a Fund’s share price.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence or adoption challenges due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector can be heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Investments in this sector can be highly volatile. Their values may be

E V E N T I D E	113

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technologies companies are small or mid-sized companies and may be newly organized.

E-Commerce Discretionary Companies Risk. As transactions costs for consumers adopting the newest technologies remain low and new shopping models evolve, the pressure for e-commerce companies to keep up with the pace of innovation increases. Companies that are unable to maintain the quality and functionality of their e-commerce sites as they expand and grow risk losing both existing and prospective consumers.

Healthcare Technology and Devices Companies Risk. Companies in this sector may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some of these companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.

Information Technology Companies Risk. Information technology companies face intense competition, potentially rapid product obsolescence, short product cycles, falling prices and profits, and competition from new market entrants.

Internet and Direct Marketing Retail Risk. Internet and Direct Marketing Retail companies provide retail services primarily on the Internet, through mail order, and TV home shopping retailers. These companies are dependent upon consumer spending, general economic conditions, the availability of disposable income, changing consumer tastes and preferences, and consumer demographics. These companies are subject to the risk that they will underperform as a whole due to legislative or regulatory changes, or increased government supervision.

Transaction and Payment Processing Services Companies Risk. Companies providing transaction and payment processing services and related payment services, including digital/mobile payment processors, payment service providers and gateways, and digital wallet providers are subject to heightened cybersecurity risk and susceptible to technology or system failures which could result in loss or theft of consumer data or funds.

Tracking Risk of ETFs. The ETFs in which a Fund may invest will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Fund may invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Turnover Risk. A Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Because a Fund may invest in other investment companies, including mutual funds, ETFs, closed-end funds or private funds, the value of your investment will fluctuate in response to the performance of the

E V E N T I D E	114

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying funds, you will bear not only your proportionate share of a Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund. Additional risks of investing in ETFs and mutual funds are described below:

Closed-End Fund Risk. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the Adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Funds. Since closed-end funds trade on exchanges, a Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

ETF Tracking Risk. Investment in a Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices.

Inverse Correlation Risk. Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the Adviser correctly predict short term market movements. If a Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

Management Risk. When a Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

Mutual Fund Risk. Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject to management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with a Fund’s investment objective.

Net Asset Value and Market Price Risk. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

E V E N T I D E	115

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Strategies Risk. Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

U.S. Agency Securities Risk. A Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. A Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Volatility Risk. A Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Yieldcos Risk. Investments in securities of yieldcos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the yieldco and the company responsible for the formation of the yieldco (the “Yieldco Sponsor”). Yieldcos typically remain dependent on the management and administration services provided by or under the direction of the Yieldco Sponsor and on the ability of the Yieldco Sponsor to identify and present the yieldco with acquisition opportunities, which may often be assets of the Yieldco Sponsor itself. To the extent that the yieldco relies on the Yieldco Sponsor for developing new assets for potential future acquisitions, the yieldco may be dependent on the development capabilities and financial health of the Yieldco Sponsor. Yieldco Sponsors may have interests that conflict with the interests of the yieldco and may retain control of the yieldco via classes of stock held by the Yieldco Sponsor. Congress voted not to extend bonus depreciation in 2015 for qualifying capital equipment, meaning new yieldco assets could be subject to slower depreciation schedules and less ability to minimize tax liabilities. Additionally, Congress could vote to eliminate production tax credits (“PTCs”) for green energy projects, which could reduce the profitability of companies, including yieldcos that operate in the renewable energy space. Yieldco securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards yieldcos or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of yieldcos, generally measured in terms of distributable cash flow). A yieldco’s share price is typically a multiple of its distributable cash flow. Therefore, any event that limits the yieldco’s ability to maintain or grow its distributable cash flow would likely have a negative impact on the yieldco’s share price. Prices of yieldco securities also can be affected by fundamentals unique to the company, including the robustness and consistency of its earnings and its ability to meet debt obligations including the payment of interest and principle to creditors. Yieldcos may distribute all or substantially all of the cash available for distribution, which may limit new acquisitions and future growth. Yieldcos may finance its growth strategy with debt, which may increase the yieldco’s leverage and the risks associated with the yieldco. The ability of a yieldco to maintain or grow its dividend distributions may depend on the entity’s ability to minimize its tax liabilities through the use of accelerated depreciation schedules, tax loss carryforwards, and tax incentives. Changes to the current tax code could result in greater tax liabilities, which would reduce the yieldco’s distributable cash flow.

Portfolio Holdings Disclosure Policies

A description of the Funds’ policies regarding disclosure of the securities in each Fund’s portfolio is found in the SAI.

E V E N T I D E	116

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a Fund’s business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of a Fund, the Adviser or Sub-Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which a Fund invests; counterparties with which a Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

How to Buy Shares

Purchasing Shares

You may buy shares on any business day. This includes any day that a Fund is open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Each Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). Each Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives your application or request in good order. All requests received in good order by a Fund before 4:00 p.m. (ET) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

E V E N T I D E	117

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

■     the name of the Fund and share class

■     the dollar amount of shares to be purchased

■     a completed purchase application or investment stub

■     check payable to the applicable Fund

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A and Class C shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify a Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Multiple Classes

Each Fund offers Class A, Class C, Class N, and Class I shares in the prospectus. Each class of shares has a different distribution arrangement and expenses to provide for different investment needs. Additionally, Class I shares that are purchased through a financial intermediary have a minimum initial investment amount of $100,000. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available in all states.

Unless a financial adviser is associated with your account when purchasing directly from a Fund, as indicated by records of the Fund’s transfer agent, your investment will be made in the Fund’s Class I shares regardless of the share class you may have designated on your Shareholder Account Application.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Class A shares are subject to a 12b-1 fee of 0.25% that is lower than the 12b-1 fee for the Class C shares of 1.00%, and higher than the 12b-1 fee for Class N shares of 0.20%.

E V E N T I D E	118

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

The up-front Class A sales charge and the commissions payable by you at the time of investment to dealers for the Funds are as follows:

Amount of Purchase	Sales Charge (% of Public Offering Price)	Sales Charge (% of Net Amount Invested)	Authorized Dealer Commission (% of Public Offering Price)
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above[1]	0.00%	0.00%	0.00%

1.	In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within eighteen months of purchase. As explained below, the CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Some intermediaries may waive or discount the CDSC under certain circumstances. Please refer to Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers” for more information. The Adviser may pay a 1.00% commission out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more.

Class A Sales Charge Reductions.

There are a number of ways to reduce or eliminate the up-front sales charge on Class A shares. Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent. An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation. You may add the current value of all of your existing Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Fund investments held by the members of your immediate family, including the value of Fund investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are

E V E N T I D E	119

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Class A Sales Charge Waivers. Each Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Adviser or its affiliates; (2) officers and present or former Trustees; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Adviser or its affiliates and certain employee benefit plans for employees of the Adviser; (4) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Adviser for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with the Fund, Adviser or distributor with respect to such purchases.

For more information regarding which intermediaries may have agreements with the Fund or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this prospectus.

Reinvestment Privilege. Within 90 days of redeeming certain Class A shares, the redemption proceeds may be reinvested without a sales charge in Class A shares of any Fund in the Eventide family of funds. This privilege applies to redemptions of Class A shares that were subject to an initial sales charge. You or your financial adviser must ask the Funds’ transfer agent for this privilege in writing at the time of reinvestment and must identify the account from which the redemption was made.

Investments of $1 Million or More. For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within eighteen months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Additional information is available by calling 877-771-3836. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify the Funds at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time. Information on sales charge reductions and/or waivers is not separately available on the Funds’ website because it is contained in this Prospectus.

E V E N T I D E	120

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Certain intermediaries may provide for different sales charge discounts which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers.”

Class C Shares

You can buy class C shares at NAV. A deferred sales charge of 1.00% applies, however, if Class C shares are sold within 12 months of purchase. Class C shares are subject to a 12b-1 fee of 1.00% of each Fund’s average daily net assets, payable to the adviser or selected dealers. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the original purchase price of such shares. The holding period for the deferred sales charge begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge. For purposes of the deferred sales charge, we use the effective date for each individual purchase.

Waiver of Deferred Sales Charge

Certain intermediaries may provide for sales charge discounts, which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Waivers.”

Class N Shares

You can buy Class N shares at NAV. Class N shares are subject to a 12b-1 fee of 0.20% of each Fund’s average daily net assets, payable to the Adviser or selected dealers.

Class I Shares

You can buy Class I shares at NAV. Sales of Class I shares are not subject to a sales charge or an annual 12b-1 fee. Availability of Class I shares through a financial intermediary is subject to an agreement between the distributor and financial intermediary. Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Distribution Plans

The Funds have adopted distribution and service plans under Rule 12b-1 of the 1940 Act that allows the Funds to pay distribution and/or service fees in connection with the distribution of its Class A, Class C and Class N shares and for services provided to shareholders (the “Plan”). Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

E V E N T I D E	121

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Class A Shares. Under the Plan related to the Class A shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of the Fund’s Class A shares for shareholder services and distribution related expenses. Each Fund is currently paying a 12b-1 fee of up to 0.25% of its average daily net assets. If authorized by the Board and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial adviser for providing ongoing services to you.

Class C Shares. Under the Plan related to the Class C shares, each Fund may pay an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C shares. A portion of the distribution and services fees may be paid to your financial adviser for providing ongoing service to you.

Class N Shares. Under the Plan related to the Class N shares, each Fund may pay an annual fee of up to 0.25% of the average daily net assets of the Fund’s Class N shares for shareholder services and distribution related expenses. Each Fund is currently paying a 12b-1 fee of up to 0.20% for the Class N shares.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing in a Fund for the first time through the Fund’s transfer agent, you need to establish an account with the Fund. Accounts may be opened online at or by mailing a completed Shareholder Account Application along with payment (in the form of a check or wire transfer) to the Eventide Funds to the appropriate address below. Shareholder Account Applications may be obtained on the Funds’ website at www.eventidefunds.com or by calling 877-771-3836. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your application. Doing so when you open your account means that you will not need to complete additional paperwork later.

Send the completed Shareholder Account Application and payment to the Eventide Funds to the following address:

Regular Mail Eventide Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Eventide Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Payment for purchases made online may only be made through an ACH (Automated Clearing House) debit of your bank account. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions with the Funds. ACH payments will not be accepted for initial purchases except those made online. No cash, credit cards or third-party checks will be accepted. Redemptions of shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described in this section. A $20 fee will be charged against your account for any

E V E N T I D E	122

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or a Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 877-771-3836 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Funds’ custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in Class A, Class C and Class N shares of the Funds, as well as Class I shares purchased directly from the Fund, is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares that are purchased through a financial intermediary is $100,000 for all accounts. Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and at least $100 investments made on specified days each month. If you have an existing account that does not include the automatic investment plan, you can contact the Funds’ transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Funds may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the Shareholder Account Application or contact the Funds at 877-771-3836.

E V E N T I D E	123

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Additional Investments

The minimum subsequent investment in the Funds is $50. You may purchase additional shares of a Fund by check, wire or ACH debit of your bank account of record. Payment for shares purchased online may be made only through an ACH debit of your bank account of record. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be made. You may revoke your election to make automatic investments by calling 877-771-3836 or by writing to the Funds at:

Eventide Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246

Other Purchase Information

The Funds may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or a Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, a Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. The Funds are deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Funds significantly invest in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and

E V E N T I D E	124

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so.

Additional Payments to Financial Intermediaries

The Adviser and/or its affiliates may pay out of their own profits and reasonable resources amounts (including items of material value) to certain financial intermediaries that support the sale of shares or provide services to Fund shareholders. The amounts of these payments could be significant and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell shares of a Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by a Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement. You can ask your financial intermediary for information about any payments it receives from the Adviser, its affiliates, or the Fund and any services the financial intermediary provides. The SAI contains additional information on the types of additional payments that may be paid.

How to Redeem Shares

You may redeem your shares on any business day. Redemption orders received in proper order by the Funds’ transfer agent or by a brokerage firm or other financial institution that sells Fund shares, authorized to accept redemption orders on a Fund’s behalf, before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV. If you purchased shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt your redemption request in “good order,” as described below, will not be sent until the check used for your purchase has cleared your bank.

The Funds typically expect that it will take up to seven calendar days following the receipt of your redemption request by any method to pay out redemption proceeds by check or electronic transfer. If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

E V E N T I D E	125

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Shares of the Funds may be redeemed by mail, telephone or online. You may receive redemption payments in the form of a check, federal wire transfer or ACH transfer to the address or bank account of record, subject to any applicable redemption fee. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions with the Funds. A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. Any charges for wire redemptions will be deducted from your account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good order, should be addressed to:

Regular Mail Eventide Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Eventide Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

Good Order means your request for redemption must include:

■    the Fund name and account number

■    the account name(s) and address

■    the dollar amount or number of shares to be redeemed

■    signatures of all registered share owners in the exact names and any special capacities in which they are registered

The Funds may require that the signatures be guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized transfers. You may need your signature guaranteed if:

■	you request the redemption check be mailed to an address other than the address of record;

■	if you request the redemption check be mailed to a mailing address that has been changed within 30 days of the redemption request;

■	if you request that the redemption be sent electronically to a bank account other than bank account on record;

■	if the redemption request is in the amount of $100,000 or more; or

■	in other circumstances such as to prevent an unauthorized account transfer or redemption.

You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 877-771-3836 if you have questions. At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization. The Funds will not make checks payable to anyone other than the shareholder of record.

E V E N T I D E	126

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 877-771-3836. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. If redeeming from an IRA account, you will be asked whether the Fund should withhold federal income tax. The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving or responding to telephone requests for redemptions or exchanges in a timely fashion. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Redemption Fee. The Funds do not charge a redemption fee. However, a shareholder of a Fund who requests that the proceeds of a redemption be sent by wire will be charged a $15 wire fee. Each Fund reserves the right to impose a redemption fee at any time. If there is a material change to a Fund’s redemption fee policy, the Fund will notify you at least 60 days prior to the effective date of the change.

Systematic Withdrawal Plan. You may participate in the Funds’ Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfer of a minimum of $100 on a periodic basis into your established bank account.

Redemptions in Kind. Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s net asset value procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board of Trustees has determined that, until otherwise approved by the Board of Trustees, all redemptions in each Fund be made in cash only. If the Board of Trustees determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 877-771-3836. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Funds may suspend redemptions or postpone payment dates.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of a Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will

E V E N T I D E	127

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

An account may be turned over as unclaimed property to the investor’s last known state of tax residence if the account is deemed “inactive” or “lost” during the time frame specified within the applicable state’s unclaimed property laws. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Online Transactions

To establish online transaction privileges, you must enroll through the website at mutualfunds.eventideinvestments.com. You automatically have the ability to establish online transaction privileges unless you decline the privileges on your Shareholder Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares online, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Online transactions are subject to the same purchase minimums and maximums as other purchase methods. However, the maximum online redemption amount is $100,000.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to perform online transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their distributor and their transfer agent cannot assure you that trading information will be completely secure. There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their transfer agent, distributor nor Advisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Exchange Privilege

You may exchange shares of a particular class of a Fund only for shares of the same class of another fund in the Eventide family of funds, provided the account registration information of the other Fund is the same. For example, you can exchange Class A shares of the Healthcare & Life Sciences Fund for Class A shares of the Gilead Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss. In order to exchange shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day. Exchanges are made at the NAV determined after the order is considered received. You will not be charged the upfront sales charge or the CDSC on exchanges of Class A shares.

E V E N T I D E	128

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Converting Shares

Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class.

Shares held through a financial intermediary offering different programs and fee structures that has an agreement with the Adviser or the Fund’s distributor may be converted by the financial intermediary, without notice, to another share class of the Fund, including share classes with a higher expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program’s policies.

An investor may directly, or through his or her financial intermediary, contact a Fund to request a voluntary conversion between share classes of the Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class.

Class C shares convert automatically to Class A shares after eight years (unless otherwise provided by your financial intermediary), provided that the financial intermediary through which you purchased Class C shares has records verifying that the Class C shares have been held for at least eight years. Under the Funds’ Plan related to Class A shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of its Class A shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses (Class C shares presently pay a 1.00% 12b-1 fee). Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board and upon notice to the shareholders, a Fund may increase the percentage paid under the 12b-1 Plan up to the Class A 12b-1 Fee amount. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. You should consult your financial intermediary for more information about eligibility for Class C share conversion. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any front-end sales load. A share conversion within a Fund will not result in a capital gain or loss for federal income tax purposes. The Funds may change, suspend or terminate these conversion features at any time.

Valuing Each Fund’s Assets

Each Fund’s assets are generally valued at their market value. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser, as the Funds’ valuation designee, will value the Funds’ assets at their fair value according to policies approved by the Board. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than at a readily observable market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Funds may use pricing services to determine market value. The NAV for the Funds investing in

E V E N T I D E	129

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

other investment companies is calculated based upon the NAV of the underlying mutual funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Funds may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when a Fund does not price its shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Many private companies are not required to file periodic financial reports, leading to challenges in the Adviser’s ability to evaluate a company’s business prospects and assign a fair value to its securities. The fair valued prices assigned to the Funds’ investments in private companies are based on a variety of factors, reviewed regularly, and updated as additional information becomes available. As noted above, fair value pricing includes subjective judgments and it is possible that the fair value assigned to a security may differ materially from the value the Fund would realize if the security were sold.

Dividends, Distributions, & Taxes

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends, interest and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains, interest and dividend income. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually except for the Balanced Fund and Limited-Term Bond Fund which are monthly, and the Dividend Growth Fund and Core Bond Fund which are quarterly.

Please refer to the sections heading “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies –Distribution Policy and Goals (Balanced Fund & Dividend Growth Fund Only) and “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Risks” for a detailed description of the Balanced Fund and Dividend Growth Funds’ distribution policy and tax consequences.

Taxes

In general, selling shares of the Funds and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

E V E N T I D E	130

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

The Funds must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Funds use average cost as its standing (default) tax lot identification method for all shareholders, which means this method is used to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than a Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

Advisory Services of the Funds

Adviser

Eventide Asset Management, LLC, a Delaware limited liability company located at One International Place, Suite 4210, Boston, Massachusetts 02110, serves as Adviser to each Fund. The Adviser was formed in April 2008 and provides a range of investment advisory services, including management of the Funds. Under the terms of the advisory agreement, the Adviser is responsible for formulating each Fund’s investment policies, making ongoing investment decisions and engaging in portfolio transactions.

Sub-Adviser: Balanced Fund, Limited-Term Bond Fund and Core Bond Fund

Boyd Watterson Asset Management, LLC (“Boyd Watterson”), an Ohio limited liability company, headquartered at 1301 E. 9th Street, Suite 2900, Cleveland, Ohio 44114 serves as sub-adviser to all or a portion of the Balanced Fund, Limited-Term Bond Fund and Core Bond Fund’s portfolios. Through its predecessor firms, Boyd Watterson has been in continuous business since 1928 and provides investment advisory services to individuals, pooled investment vehicles and profit and non-profit organizations. Subject to the oversight and approval of the Adviser, Boyd Watterson serves as sub-adviser to the aforementioned Funds and is primarily responsible for the day-to-day management of all or a portion of the Funds’ assets. In addition, Boyd Watterson is responsible for maintaining certain transaction and compliance related records of the Fund.

As compensation for the sub-advisory services it provides to the Funds and other mutual funds and investment products offered by the Advisor and sub-advised by Boyd Watterson (collectively, the “Sub-Advised Products”), the Adviser, and not the Funds, pays Boyd Watterson an annual fee of 0.15% of the first $100,000,000, 0.07% in excess of $100,000,000 up to $500,000,000; and 0.06% thereafter of the average daily net assets of each Sub-Advised Product in the aggregate.

Portfolio Managers

Dr. Finny Kuruvilla serves as Portfolio Manager of the Gilead Fund.

E V E N T I D E	131

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Dr. Finny Kuruvilla and Dr. I-hung Shih serve as Portfolio Managers of the Healthcare & Life Sciences Fund. Dr. Kuruvilla is the Lead Portfolio Manager of the Fund.

Dolores S. Bamford, CFA, is the Lead Portfolio Manager of the Balanced Fund. David M. Dirk, CFA serves as a portfolio manager for those assets of the Balanced Fund allocated to Boyd Watterson.

Dolores S. Bamford, CFA and Andrew Singer, CFA serve as Portfolio Managers of the Dividend Growth Fund. Ms. Bamford is the Lead Portfolio Manager of the Fund.

Christopher Grogan, CFA and David M. Dirk, CFA serve as Portfolio Manager of the Limited-Term Bond Fund.

Dr. Finny Kuruvilla serves as Portfolio Manager of the Exponential Technologies Fund.

Christopher Grogan, CFA and David M. Dirk, CFA serve as Portfolio Manager of the Core Bond Fund.

Andrew Singer, CFA and Dolores S. Bamford, CFA, serve as Portfolio Managers of the Large Cap Focus Fund.

Andrew Singer (Dividend Growth Fund and Large Cap Focus Fund)

Andrew Singer has served the Adviser as a Portfolio Manager since January 2022, an Associate Portfolio Manager since July 2020 and Senior Analyst since 2016. Prior to joining the Adviser, Mr. Singer was an Investment Analyst for Manulife (John Hancock) Asset Management from 2014 to 2016; Research Analyst for Cramer Rosenthal McGlynn from 2009-2013; Equity Analyst for BlackRock from 2006-2009; Equity Analyst for Evergreen Investments from 2004-2006; and Equity Research Associate for Credit Suisse First Boston from 1997-2002. He has a bachelor’s degree in Quantitative Economics from Tufts University and an MBA from Babson College. He holds the Chartered Financial Analyst designation and is a member of the CFA Society Boston and CFA Institute.

Christopher Grogan (Limited-Term Bond Fund and Core Bond Fund)

Christopher Grogan, CFA, serves as the Portfolio Manager for the Eventide Limited-Term Bond Fund and the Eventide Core Bond Fund, and as the Adviser’s Director of Investment Consulting. Mr. Grogan has over 10 years of investment experience. Prior to joining Eventide in 2019, Mr. Grogan was an Associate Portfolio Manager with Boston Advisors, LLC. In this role, he was tasked with conducting asset allocation strategy, equity portfolio management, fixed income portfolio management, open architecture due diligence, and building custom portfolio solutions using both internal and third-party strategies. Before that, he was a Financial Planning Analyst with Raymond James. Mr. Grogan has a dual B.A. in Economics and Finance from Gordon College. He holds the Chartered Financial Analyst designation and is a member of the CFA Society Boston and CFA Institute.

David M. Dirk (Balanced Fund, Limited-Term Bond Fund and Core Bond Fund)

David M. Dirk, CFA, is Director of Portfolio Management and Trading at Boyd Watterson and has been responsible for directing the firm’s Portfolio Management and Trading activity since 2011. This includes the implementation, execution and evaluation of all strategies across Boyd Watterson’s suite of fixed income products. Mr. Dirk joined Duff & Phelps, predecessor to Boyd Watterson Asset Management, in 1996. David holds a CFA Charter from CFA Institute, an MBA from Case Western Reserve University, and a BA from Baldwin-Wallace University. He is also a member of the CFA Society of Cleveland and CFA Institute.

E V E N T I D E	132

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Dolores S. Bamford (Balanced Fund, Dividend Growth Fund, and Large Cap Focus Fund)

Dolores S. Bamford, CFA, has served as a portfolio manager of the Adviser since 2019. Ms. Bamford has more than 25 years of experience in investment management, including as a portfolio manager and managing partner at Goldman Sachs (2002-2015), portfolio manager at Putnam Investments (1992-2002), and as a research analyst at Fidelity Investments (1988-1990). Ms. Bamford has a S.M. in Management from the MIT Sloan School of Management, a dual M.A. in Theology and Church History from Gordon Conwell Theological Seminary, and a B.A. in Economics from Wellesley College. She worked for almost 14 years at Goldman Sachs, managing U.S. Midcap Value and U.S. and Global Responsible Equity strategies. Ms. Bamford also has expertise in corporate sustainability and responsibility practices as well as in energy and industrials research and analysis. She focused on the Social Impact Investing field for her Doctor of Ministry work at Gordon-Conwell Theological Seminary (2015-2019).

Dr. Finny Kuruvilla (Gilead Fund, Healthcare & Life Sciences Fund and Exponential Technologies Fund)

Finny Kuruvilla, M.D., Ph.D., has been primarily responsible for the day-to-day management of the Gilead Fund and Healthcare & Life Sciences Fund since inception. Dr. Kuruvilla has been primarily responsible for the day-to-day management of the Exponential Technologies Fund since July 2024. Dr. Kuruvilla has been the Managing Partner of the Adviser since its inception in 2008. Since November 2022, Dr. Kuruvilla has served as a Managing Director for Eventide Ventures®, the Adviser’s private investing line of business.

Dr. Kuruvilla possesses a diverse background in quantitative methods, with applications focused on innovations in science, engineering, and medicine. He holds an MD from Harvard Medical School, a PhD in Chemistry and Chemical Biology from Harvard University, a master’s degree in Electrical Engineering and Computer Science from MIT, and a bachelor’s degree from Caltech in Chemistry. From 2005-2008, Dr. Kuruvilla was a clinical fellow at the Brigham and Women’s Hospital and a postdoctoral scientist at MIT. As an avid proponent of values-based investing, Dr. Kuruvilla has established rigorous standards in seeking out the most ethical companies at the outset of the stock selection process. In addition to his role with the Adviser, Dr. Kuruvilla is a founder, financial sponsor, and Board Director of Sattler College, a four-year college in Boston, Massachusetts, opened in 2018. Dr. Kuruvilla also contributes to the college in a limited faculty role. From 2008-2016, Dr. Kuruvilla provided research services as an employee of Clarus Ventures, a healthcare and life sciences venture capital firm. From 2006-2008, Dr. Kuruvilla was a research fellow at the Broad Institute of Harvard and MIT.

E V E N T I D E	133

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Dr. I-hung Shih (Healthcare & Life Sciences Fund)

I-hung Shih, PhD, Biochemistry, joined Eventide in July 2024 and has led Eventide’s Healthcare team as Managing Director and Co-Portfolio Manager since September 2024 under the supervision of the Adviser’s Co-Chief Investment Officers.  Since September 1, 2024, Dr. Shih has served as a Managing Director for Eventide Ventures®, Eventide’s private investing line of business.

Dr. Shih has over 20 years of professional experience. Before starting at Eventide she was Portfolio Manager and a Global Industry Analyst before being promoted as Co-Head of Wellington Biotech Private Investments at Wellington Management Company. Prior to her time at Wellington, Dr. Shih held investment management roles on teams at T.Rowe Price, Temasek International, and Credit Suisse. She began her career in research, working as a Research Fellow at the NIH and Whitehead Institute at MIT. Following those experiences, she joined Gilead Sciences where she started as a Research Scientist, and then worked as a Senior Manager in Commercial Strategy, before entering the investment management industry.

Dr. Shih holds a PhD in Biochemistry from Duke University. She also holds an MBA from The Wharton School at the University of Pennsylvania and a BS in Chemistry from the National Taiwan University.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and ownership of securities in the Funds.

Advisory Fees

Each Fund is authorized to pay the Adviser an annual fee based on its average daily net assets. The advisory fee is paid monthly. The Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding front-end or contingent deferred loads, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at a certain level through October 31, 2025. This agreement may only be terminated by the Board on 60 days’ written notice to the Adviser and upon the termination of the advisory agreement between the Trust and the Adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the Adviser from the Funds in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if, after the recoupment is taken into account, such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

The following table describes (i) the contractual advisory fee, (ii) the advisory fees, after waivers, as a percentage of each Fund’s average net assets, received by the Adviser for the Fund’s most recent fiscal year, (iii) the expense

E V E N T I D E	134

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

limitation for each Fund and (iv) waivers or repayments to the Adviser during the Fund’s most recent fiscal year or period of fees and expenses previously waived/reimbursed by the Adviser.

	Contractual	Net Advisory Fee
	Advisory Fee	Received	Expense Limitation
Gilead Fund	1.00% of the first $2 billion;	0.97%	Class A:	1.67%
	0.95% on the next $1 billion;		Class C:	2.42%
	0.90% on the next $1 billion;		Class N:	1.62%
	and 0.85% thereafter		Class I:	1.42%
Healthcare & Life Sciences Fund	1.10%	1.10%	Class A:	1.68%
			Class C:	2.43%
			Class N:	1.63%
			Class I:	1.43%
Balanced Fund	0.60%	0.52%	Class A:	1.07%
			Class C:	1.82%
			Class N:	1.02%
			Class I:	0.82%
Dividend Growth Fund	0.73%	0.70%	Class A:	1.20%
			Class C:	1.95%
			Class N:	1.15%
			Class I:	0.95%
Limited-Term Bond Fund	0.31%	0.16%	Class A:	0.80%
			Class C:	1.55%
			Class N:	0.75%
			Class I:	0.55%
Exponential Technologies Fund	1.10%	1.04%	Class A:	1.68%
			Class C:	2.43%
			Class N:	1.63%
			Class I:	1.43%
Core Bond Fund	0.34%	0.21%	Class A:	0.83%
			Class C:	1.58%
			Class N:	0.78%
			Class I:	0.58%
Large Cap Focus Fund	0.73%	0.49%	Class A:	1.19%
			Class C:	1.94%
			Class N:	1.14%
			Class I:	0.94%

The Adviser intends that a portion of its profits from managing the Funds will be contributed to charities and service organizations. The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services to each Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. A discussion regarding the basis of the Board of Trustees’ renewal of the advisory agreement with the Adviser on behalf of the Funds is available in the Funds’ annual financial statements to shareholders for the fiscal year ended June 30, 2024. A discussion regarding the basis of the Board of Trustees renewal of the sub-advisory agreement between the Adviser and Boyd Watterson on behalf of the Balanced Fund, Limited-Term Bond Fund and Core Bond Fund is available in the Funds’ annual financial statements for the fiscal year ended June 30, 2024.

E V E N T I D E	135

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Financial Highlights
EVENTIDE GILEAD FUND

The following tables are intended to help you better understand the financial performance of the Fund’s Class A, Class C, Class N and Class I shares for the last five fiscal years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in each Fund’s Class A, Class C, Class N and Class I shares, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended June 30, 2024 and June 30, 2023, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class N
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$48.25		$44.10		$69.91	$47.16	$41.75
Activity from investment operations:
Net investment loss (1)	(0.38)		(0.27)		(0.53)	(0.51)	(0.25)
Net realized and unrealized gain (loss) on investments	0.28		6.70		(21.01)	23.77	6.98
Total from investment operations	(0.10)		6.43		(21.54)	23.26	6.73
Less distributions from:
Net realized gains	—		(2.28)		(4.27)	(0.51)	(1.32)
Total distributions	—		(2.28)		(4.27)	(0.51)	(1.32)
Net asset value, end of year	$48.15		$48.25		$44.10	$69.91	$47.16
Total return (2)	(0.21	)% (5)	15.29	% (5)	(32.65)%	49.43%	16.66%
Net assets, at end of year (000s)	$427,768		$526,825		$529,869	$827,811	$549,944
Ratio of net expenses to average net assets (3)	1.36%		1.38%		1.31%	1.31%	1.38%
Ratio of net investment loss to average net assets (3)(4)	(0.79)%		(0.59)%		(0.86)%	(0.85)%	(0.63)%
Portfolio Turnover Rate	36%		34%		27%	19%	35%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

(3)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

E V E N T I D E	136

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class A
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$47.94		$43.83		$69.53	$46.92	$41.57
Activity from investment operations:
Net investment loss (1)	(0.41)		(0.29)		(0.55)	(0.54)	(0.27)
Net realized and unrealized gain (loss) on investments	0.27		6.68		(20.88)	23.66	6.94
Total from investment operations	(0.14)		6.39		(21.43)	23.12	6.67
Less distributions from:
Net realized gains	—		(2.28)		(4.27)	(0.51)	(1.32)
Total distributions	—		(2.28)		(4.27)	(0.51)	(1.32)
Net asset value, end of year	$47.80		$47.94		$43.83	$69.53	$46.92
Total return (2)	(0.29	)% (5)	15.30	% (5)	(32.67)%	49.39%	16.58%
Net assets, at end of year (000s)	$320,983		$351,924		$302,171	$458,726	$301,013
Ratio of net expenses to average net assets (3)	1.41%		1.43%		1.36%	1.36%	1.43%
Ratio of net investment loss to average net assets (3)(4)	(0.85)%		(0.65)%		(0.91)%	(0.91)%	(0.69)%
Portfolio Turnover Rate	36%		34%		27%	19%	35%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any and does not reflect the impact of sales charges.

(3)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

E V E N T I D E	137

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class C
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$42.13		$39.09		$62.97	$42.86	$38.37
Activity from investment operations:
Net investment loss (1)	(0.67)		(0.55)		(0.91)	(0.89)	(0.53)
Net realized and unrealized gain (loss) on investments	0.25		5.87		(18.70)	21.51	6.34
Total from investment operations	(0.42)		5.32		(19.61)	20.62	5.81
Less distributions from:
Net realized gains	—		(2.28)		(4.27)	(0.51)	(1.32)
Total distributions	—		(2.28)		(4.27)	(0.51)	(1.32)
Net asset value, end of year	$41.71		$42.13		$39.09	$62.97	$42.86
Total return (2)	(1.00	)% (5)	14.38	% (5)	(33.21)%	48.23%	15.71%
Net assets, at end of year (000s)	$166,155		$218,201		$235,967	$404,272	$289,242
Ratio of net expenses to average net assets (3)	2.16%		2.18%		2.11%	2.11%	2.18%
Ratio of net investment loss to average net assets (3)(4)	(1.59)%		(1.40)%		(1.67)%	(1.65)%	(1.43)%
Portfolio Turnover Rate	36%		34%		27%	19%	35%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

(3)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

E V E N T I D E	138

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class I
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$49.82		$45.36		$71.65	$48.22	$42.59
Activity from investment operations:
Net investment loss (1)	(0.30)		(0.19)		(0.41)	(0.40)	(0.18)
Net realized and unrealized gain (loss) on investments	0.28		6.93		(21.61)	24.34	7.13
Total from investment operations	(0.02)		6.74		(22.02)	23.94	6.95
Less distributions from:
Net realized gains	—		(2.28)		(4.27)	(0.51)	(1.32)
Total distributions	—		(2.28)		(4.27)	(0.51)	(1.32)
Net asset value, end of year	$49.80		$49.82		$45.36	$71.65	$48.22
Total return (2)	(0.04	)% (5)	15.56	% (5)	(32.52)%	49.76%	16.85%
Net assets, at end of year (000s)	$2,434,432		$2,663,688		$2,408,991	$3,522,353	$1,997,163
Ratio of net expenses to average net assets (3)	1.16%		1.18%		1.11%	1.11%	1.18%
Ratio of net investment loss to average net assets (3)(4)	(0.60)%		(0.40)%		(0.66)%	(0.65)%	(0.43)%
Portfolio Turnover Rate	36%		34%		27%	19%	35%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

(3)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

E V E N T I D E	139

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

EVENTIDE HEALTHCARE & LIFE SCIENCES FUND

The following tables are intended to help you better understand the financial performance of the Fund’s Class A, Class C, Class N and Class I shares for the last five fiscal years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in each Fund’s Class A, Class C, Class N and Class I shares, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended June 30, 2024 and June 30, 2023, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class N
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022		June 30, 2021	June 30, 2020
Net asset value, beginning of year	$36.63		$26.52		$46.19		$43.33	$35.51
Activity from investment operations:
Net investment loss (1)	(0.42)		(0.37)		(0.57)		(0.72)	(0.52)
Net realized and unrealized gain (loss) on investments	(2.91)		10.48		(14.74)		5.52	9.19
Total from investment operations	(3.33)		10.11		(15.31)		4.80	8.67
Less distributions from:
Net investment income	—		—		(0.63)		—	—
Net realized gains	—		—		(3.73)		(1.94)	(0.87)
Total distributions	—		—		(4.36)		(1.94)	(0.87)
Paid-in-capital from redemption fees (1)	—		—		—		0.00 (5)	0.02
Net asset value, end of year	$33.30		$36.63		$26.52		$46.19	$43.33
Total return (2)	(9.09	)% (6)	38.12	% (6)	(35.99	)% (6)	10.34%	24.68%
Net assets, at end of year (000s)	$93,027		$133,006		$115,954		$227,441	$231,460
Ratio of net expenses to average net assets (3)	1.52%		1.50%		1.50%		1.48%	1.50%
Ratio of net investment loss to average net assets (3)(4)	(1.24)%		(1.14)%		(1.49)%		(1.47)%	(1.44)%
Portfolio Turnover Rate	71%		79%		59%		62%	33%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

(3)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Amount represents less than $0.01 per share.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

E V E N T I D E	140

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class A
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022		June 30, 2021	June 30, 2020
Net asset value, beginning of year	$36.37		$26.34		$45.91		$43.10	$35.33
Activity from investment operations:
Net investment loss (1)	(0.44)		(0.38)		(0.58)		(0.74)	(0.53)
Net realized and unrealized gain (loss) on investments	(2.89)		10.41		(14.64)		5.49	9.15
Total from investment operations	(3.33)		10.03		(15.22)		4.75	8.62
Less distributions from:
Net investment income	—		—		(0.62)		—	—
Net realized gains	—		—		(3.73)		(1.94)	(0.87)
Total distributions	—		—		(4.35)		(1.94)	(0.87)
Paid-in-capital from redemption fees (1)	—		—		—		0.00 (5)	0.02
Net asset value, end of year	$33.04		$36.37		$26.34		$45.91	$43.10
Total return (2)	(9.16	)% (6)	38.08	% (6)	(36.02	)% (6)	10.28%	24.67%
Net assets, at end of year (000s)	$122,423		$151,885		$114,642		$191,709	$175,151
Ratio of net expenses to average net assets (3)	1.57%		1.55%		1.55%		1.53%	1.55%
Ratio of net investment loss to average net assets (3)(4)	(1.29)%		(1.19)%		(1.54)%		(1.52)%	(1.49)%
Portfolio Turnover Rate	71%		79%		59%		62%	33%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any and does not reflect the impact of sales charges.

(3)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Amount represents less than $0.01 per share.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

E V E N T I D E	141

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class C
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022		June 30, 2021	June 30, 2020
Net asset value, beginning of year	$33.39		$24.37		$42.78		$40.56	$33.54
Activity from investment operations:
Net investment loss (1)	(0.63)		(0.57)		(0.80)		(1.04)	(0.76)
Net realized and unrealized gain (loss) on investments	(2.65)		9.59		(13.60)		5.20	8.63
Total from investment operations	(3.28)		9.02		(14.40)		4.16	7.87
Less distributions from:
Net investment income	—		—		(0.28)		—	—
Net realized gains	—		—		(3.73)		(1.94)	(0.87)
Total distributions	—		—		(4.01)		(1.94)	(0.87)
Paid-in-capital from redemption fees (1)	—		—		—		0.00 (5)	0.02
Net asset value, end of year	$30.11		$33.39		$24.37		$42.78	$40.56
Total return (2)	(9.82	)% (6)	37.01	% (6)	(36.51	)% (6)	9.45%	23.73%
Net assets, at end of year (000s)	$55,661		$76,849		$66,540		$120,351	$104,202
Ratio of net expenses to average net assets (3	2.32%		2.30%		2.30%		2.28%	2.30%
Ratio of net investment loss to average net assets (3)(4)	(2.04)%		(1.94)%		(2.29)%		(2.27)%	(2.23)%
Portfolio Turnover Rate	71%		79%		59%		62%	33%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

(3)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Amount represents less than $0.01 per share.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

E V E N T I D E	142

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class I
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2024		June 30, 2023		June 30, 2022		June 30, 2021	June 30, 2020
Net asset value, beginning of year	$37.45		$27.05		$47.04		$44.02	$35.98
Activity from investment operations:
Net investment loss (1)	(0.37)		(0.31)		(0.49)		(0.64)	(0.46)
Net realized and unrealized gain (loss) on investments	(2.99)		10.71		(15.03)		5.60	9.35
Total from investment operations	(3.36)		10.40		(15.52)		4.96	8.89
Less distributions from:
Net investment income	—		—		(0.74)		—	—
Net realized gains	—		—		(3.73)		(1.94)	(0.87)
Total distributions	—		—		(4.47)		(1.94)	(0.87)
Paid-in-capital from redemption fees (1)	—		—		—		0.00 (5)	0.02
Net asset value, end of year	$34.09		$37.45		$27.05		$47.04	$44.02
Total return (2)	(8.97	)% (6)	38.45	% (6)	(35.85	)% (6)	10.54%	24.97%
Net assets, at end of year (000s)	$1,168,805		$1,441,422		$1,024,430		$1,573,091	$1,120,862
Ratio of net expenses to average net assets (3)	1.32%		1.30%		1.30%		1.28%	1.30%
Ratio of net investment loss to average net assets (3)(4)	(1.04)%		(0.94)%		(1.29)%		(1.28)%	(1.24)%
Portfolio Turnover Rate	71%		79%		59%		62%	33%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

(3)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Amount represents less than $0.01 per share.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

E V E N T I D E	143

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

EVENTIDE Balanced Fund

The following tables are intended to help you better understand the financial performance of the Fund’s Class A, Class C, Class N and Class I shares for the last five years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in each Fund’s Class A, Class C, Class N and Class I shares, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended June 30, 2024 and June 30, 2023, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$12.44	$12.12	$14.21	$11.38	$10.90
Activity from investment operations:
Net investment income (1)	0.19	0.16	0.10	0.08	0.16
Net realized and unrealized gain (loss) on investments	1.35	0.47	(1.35)	2.95	0.60
Total from investment operations	1.54	0.63	(1.25)	3.03	0.76
Less distributions from:
Net investment income	(0.20)	(0.15)	(0.21)	(0.18)	(0.14)
Net realized gains	—	(0.12)	(0.63)	(0.02)	—
Return of capital	—	(0.04)	—	—	(0.14)
Total distributions	(0.20)	(0.31)	(0.84)	(0.20)	(0.28)
Net asset value, end of year	$13.78	$12.44	$12.12	$14.21	$11.38
Total return (2)	12.52%	5.35%	(9.58)%	26.81%	7.03%
Net assets, at end of year (000s)	$22,308	$30,618	$34,856	$39,947	$19,454
Ratio of gross expenses to average net assets before expense reimbursement/recapture (3)(4)	1.09%	1.10%	1.01%	1.05%	1.19%
Ratio of net expenses to average net assets after expense reimbursement/recapture (4)	1.02%	1.02%	1.02%	1.02%	1.10%
Ratio of net investment income to average net assets (4)(5)	1.51%	1.34%	0.69%	0.59%	1.44%
Portfolio Turnover Rate	43%	48%	66%	73%	107%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the advisor.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

E V E N T I D E	144

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class A
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024		June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$12.46		$12.14	$14.22	$11.38	$10.89
Activity from investment operations:
Net investment income (1)	0.19		0.16	0.09	0.07	0.15
Net realized and unrealized gain (loss) on investments	1.36		0.47	(1.33)	2.96	0.61
Total from investment operations	1.55		0.63	(1.24)	3.03	0.76
Less distributions from:
Net investment income	(0.20)		(0.15)	(0.21)	(0.17)	(0.13)
Net realized gains	—		(0.12)	(0.63)	(0.02)	—
Return of capital	—		(0.04)	—	—	(0.14)
Total distributions	(0.20)		(0.31)	(0.84)	(0.19)	(0.27)
Net asset value, end of year	$13.81		$12.46	$12.14	$14.22	$11.38
Total return (2)	12.53	% (6)	5.29%	(9.55)%	26.84%	7.07%
Net assets, at end of year (000s)	$30,175		$25,577	$25,744	$23,139	$10,659
Ratio of gross expenses to average net assets before expense reimbursement/recapture (3)(4)	1.14%		1.15%	1.06%	1.10%	1.24%
Ratio of net expenses to average net assets after expense reimbursement/recapture (4)	1.07%		1.07%	1.07%	1.07%	1.15%
Ratio of net investment income to average net assets (4)(5)	1.47%		1.32%	0.65%	0.55%	1.39%
Portfolio Turnover Rate	43%		48%	66%	73%	107%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any and does not reflect the impact of sales charges. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the advisor.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

E V E N T I D E	145

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$12.38	$12.06	$14.15	$11.34	$10.86
Activity from investment operations:
Net investment income (loss) (1)	0.09	0.07	(0.01)	(0.03)	0.07
Net realized and unrealized gain (loss) on investments	1.34	0.47	(1.35)	2.95	0.60
Total from investment operations	1.43	0.54	(1.36)	2.92	0.67
Less distributions from:
Net investment income	(0.11)	(0.06)	(0.10)	(0.09)	(0.09)
Net realized gains	—	(0.12)	(0.63)	(0.02)	—
Return of capital	—	(0.04)	—	—	(0.10)
Total distributions	(0.11)	(0.22)	(0.73)	(0.11)	(0.19)
Net asset value, end of year	$13.70	$12.38	$12.06	$14.15	$11.34
Total return (2)	11.58%	4.54%	(10.33)%	25.85%	6.23%
Net assets, at end of year (000s)	$16,020	$16,181	$18,146	$18,883	$8,091
Ratio of gross expenses to average net assets before expense reimbursement/recapture (3)(4)	1.89%	1.90%	1.81%	1.85%	1.99%
Ratio of net expenses to average net assets after expense reimbursement/recapture (4)	1.82%	1.82%	1.82%	1.82%	1.90%
Ratio of net investment income (loss) to average net assets (4)(5)	0.72%	0.56%	(0.10)%	(0.21)%	0.64%
Portfolio Turnover Rate	43%	48%	66%	73%	107%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the advisor.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

E V E N T I D E	146

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$12.44	$12.12	$14.22	$11.38	$10.90
Activity from investment operations:
Net investment income (1)	0.22	0.19	0.12	0.11	0.18
Net realized and unrealized gain (loss) on investments	1.35	0.47	(1.35)	2.95	0.60
Total from investment operations	1.57	0.66	(1.23)	3.06	0.78
Less distributions from:
Net investment income	(0.23)	(0.18)	(0.24)	(0.20)	(0.15)
Net realized gains	—	(0.12)	(0.63)	(0.02)	—
Return of capital	—	(0.04)	—	—	(0.15)
Total distributions	(0.23)	(0.34)	(0.87)	(0.22)	(0.30)
Net asset value, end of year	$13.78	$12.44	$12.12	$14.22	$11.38
Total return (2)	12.75%	5.57%	(9.46)%	27.12%	7.23%
Net assets, at end of year (000s)	$311,017	$260,688	$269,421	$279,142	$110,295
Ratio of gross expenses to average net assets before expense reimbursement/recapture (3)(4)	0.89%	0.90%	0.81%	0.85%	0.99%
Ratio of net expenses to average net assets after expense reimbursement/recapture (4)	0.82%	0.82%	0.82%	0.82%	0.90%
Ratio of net investment income to average net assets (4)(5)	1.72%	1.57%	0.90%	0.81%	1.65%
Portfolio Turnover Rate	43%	48%	66%	73%	107%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the advisor.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

E V E N T I D E	147

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

EVENTIDE DIVIDEND GROWTH FUND (formerly, the Dividend Opportunities Fund)

The following tables are intended to help you better understand the financial performance of the Fund’s Class A, Class C, Class N and Class I shares since their inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in each Fund’s Class A, Class C, Class N and Class I shares, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended June 30, 2024 and June 30, 2023, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$14.65	$13.43	$15.86	$10.88	$10.37
Activity from investment operations:
Net investment income (1)	0.06	0.11	0.05	0.04	0.11
Net realized and unrealized gain (loss) on investments	3.07	1.31	(2.01)	5.08	0.57
Total from investment operations	3.13	1.42	(1.96)	5.12	0.68
Less distributions from:
Net investment income	(0.06)	(0.10)	(0.18)	(0.14)	(0.10)
Net realized gains	—	(0.09)	(0.29)	—	—
Return of capital	—	(0.01)	—	—	(0.07)
Total distributions	(0.06)	(0.20)	(0.47)	(0.14)	(0.17)
Net asset value, end of year	$17.72	$14.65	$13.43	$15.86	$10.88
Total return (2)	21.40%	10.66%	(12.90)%	47.21%	6.60%
Net assets, at end of year (000s)	$87,873	$91,912	$74,940	$70,566	$18,576
Ratio of gross expenses to average net assets before expense reimbursement/recapture (3)(4)	1.16%	1.23%	1.14%	1.19%	1.50%
Ratio of net expenses to average net assets after expense reimbursement/recapture (4)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets (4)(5)	0.40%	0.75%	0.34%	0.27%	1.01%
Portfolio Turnover Rate	38%	50%	50%	35%	90%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived or recaptured a portion of the Fund’s expenses in certain periods, total returns would have been lower/higher.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the advisor.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

E V E N T I D E	148

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$14.66	$13.43	$15.85	$10.87	$10.36
Activity from investment operations:
Net investment income (1)	0.05	0.10	0.05	0.03	0.10
Net realized and unrealized gain (loss) on investments	3.07	1.32	(2.01)	5.08	0.57
Total from investment operations	3.12	1.42	(1.96)	5.11	0.67
Less distributions from:
Net investment income	(0.05)	(0.06)	(0.17)	(0.13)	(0.09)
Net realized gains	—	(0.09)	(0.29)	—	—
Return of capital	—	(0.04)	—	—	(0.07)
Total distributions	(0.05)	(0.19)	(0.46)	(0.13)	(0.16)
Net asset value, end of year	$17.73	$14.66	$13.43	$15.85	$10.87
Total return (2)	21.35%	10.68%	(12.88)%	47.22%	6.55%
Net assets, at end of year (000s)	$50,563	$36,722	$29,243	$17,865	$3,184
Ratio of gross expenses to average net assets before expense reimbursement/recapture (3)(4)	1.21%	1.28%	1.19%	1.24%	1.55%
Ratio of net expenses to average net assets after expense reimbursement/recapture (4)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets (4)(5)	0.34%	0.69%	0.31%	0.22%	0.89%
Portfolio Turnover Rate	38%	50%	50%	35%	90%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any and does not reflect the impact of sales charges. Had the advisor not waived or recaptured a portion of the Fund’s expenses in certain periods, total returns would have been lower/higher.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the advisor.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

E V E N T I D E	149

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class C
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024		June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$14.54		$13.34	$15.77	$10.86	$10.35
Activity from investment operations:
Net investment income (loss) (1)	(0.06	) (6)	(0.01)	(0.07)	(0.08)	0.03
Net realized and unrealized gain (loss) on investments	3.04		1.31	(2.00)	5.06	0.56
Total from investment operations	2.98		1.30	(2.07)	4.98	0.59
Less distributions from:
Net investment income	—		—	(0.07)	(0.07)	(0.05)
Net realized gains	—		(0.09)	(0.29)	—	—
Return of capital	—		(0.01)	—	—	(0.03)
Total distributions	—		(0.10)	(0.36)	(0.07)	(0.08)
Net asset value, end of year	$17.52		$14.54	$13.34	$15.77	$10.86
Total return (2)	20.50%		9.78%	(13.57)%	45.93%	5.78%
Net assets, at end of year (000s)	$19,564		$14,889	$9,975	$4,508	$824
Ratio of gross expenses to average net assets before expense reimbursement/recapture (3)(4)	1.96%		2.03%	1.94%	1.99%	2.30%
Ratio of net expenses to average net assets after expense reimbursement/recapture (4)	1.95%		1.95%	1.95%	1.95%	1.95%
Ratio of net investment income (loss) to average net assets (4)(5)	(0.40)%		(0.05)%	(0.42)%	(0.53)%	0.25%
Portfolio Turnover Rate	38%		50%	50%	35%	90%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived or recaptured a portion of the Fund’s expenses in certain periods, total returns would have been lower/higher.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the advisor.

(4)	The ratios of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net investment income in the Statement of Operations for the year ended June 30, 2024, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to underlying income.

E V E N T I D E	150

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$14.66	$13.44	$15.87	$10.88	$10.37
Activity from investment operations:
Net investment income (1)	0.09	0.13	0.09	0.07	0.12
Net realized and unrealized gain (loss) on investments	3.08	1.32	(2.02)	5.07	0.57
Total from investment operations	3.17	1.45	(1.93)	5.14	0.69
Less distributions from:
Net investment income	(0.09)	(0.11)	(0.21)	(0.15)	(0.10)
Net realized gains	—	(0.09)	(0.29)	—	—
Return of capital	—	(0.03)	—	—	(0.08)
Total distributions	(0.09)	(0.23)	(0.50)	(0.15)	(0.18)
Net asset value, end of year	$17.74	$14.66	$13.44	$15.87	$10.88
Total return (2)	21.70%	10.87%	(12.72)%	47.49%	6.79%
Net assets, at end of year (000s)	$705,913	$430,286	$305,801	$237,256	$45,034
Ratio of gross expenses to average net assets before expense reimbursement/recapture (3)(4)	0.96%	1.03%	0.94%	0.99%	1.30%
Ratio of net expenses to average net assets after expense reimbursement/recapture (4)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets (4)(5)	0.61%	0.96%	0.55%	0.48%	1.16%
Portfolio Turnover Rate	38%	50%	50%	35%	90%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived or recaptured a portion of the Fund’s expenses in certain periods, total returns would have been lower/higher.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the advisor.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

E V E N T I D E	151

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

EVENTIDE LIMITED-TERM BOND FUND

The following tables are intended to help you better understand the financial performance of the Fund’s Class A, Class C, Class N and Class I shares since their inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in each Fund’s Class A, Class C, Class N and Class I shares, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended June 30, 2024 and June 30, 2023, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class N
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$9.68	$9.72		$10.49	$10.62	$10.38
Activity from investment operations:
Net investment income (1)	0.28	0.16		0.04	0.06	0.15
Net realized and unrealized gain (loss) on investments	0.22	(0.04)		(0.69)	(0.01)	0.30
Total from investment operations	0.50	0.12		(0.65)	0.05	0.45
Less distributions from:
Net investment income	(0.29)	(0.16)		(0.07)	(0.07)	(0.19)
Net realized gains	—	—		—	(0.07)	—
Return of capital	—	(0.00	) (6)	(0.05)	(0.04)	(0.02)
Total distributions	(0.29)	(0.16)		(0.12)	(0.18)	(0.21)
Net asset value, end of year	$9.89	$9.68		$9.72	$10.49	$10.62
Total return (2)	5.18%	1.29%		(6.26)%	0.48%	4.37%
Net assets, at end of year (000s)	$17,949	$17,698		$5,622	$6,906	$37,973
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	0.89%	0.91%		0.84%	0.86%	1.11%
Ratio of net expenses to average net assets after expense reimbursement (4)	0.75%	0.75%		0.75%	0.75%	0.75%
Ratio of net investment income to average net assets (4)(5)	2.87%	1.66%		0.42%	0.54%	1.44%
Portfolio Turnover Rate	33%	34%		48%	72%	71%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

E V E N T I D E	152

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class A
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$9.70	$9.75		$10.51	$10.65	$10.41
Activity from investment operations:
Net investment income (1)	0.27	0.14		0.04	0.03	0.17
Net realized and unrealized gain (loss) on investments	0.22	(0.03)		(0.69)	0.01 (6)	0.27
Total from investment operations	0.49	0.11		(0.65)	0.04	0.44
Less distributions from:
Net investment income	(0.28)	(0.16)		(0.06)	(0.07)	(0.18)
Net realized gains	—	—		—	(0.07)	—
Return of capital	—	(0.00	) (7)	(0.05)	(0.04)	(0.02)
Total distributions	(0.28)	(0.16)		(0.11)	(0.18)	(0.20)
Paid-in-capital from redemption fees (1)	—	—		—	—	—
Net asset value, end of year	$9.91	$9.70		$9.75	$10.51	$10.65
Total return (2)	5.09%	1.14%		(6.20)%	0.45%	4.30%
Net assets, at end of year (000s)	$4,612	$19,390		$22,210	$29,596	$12,873
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	0.94%	0.96%		0.89%	0.91%	1.16%
Ratio of net expenses to average net assets after expense reimbursement (4)	0.80%	0.80%		0.80%	0.80%	0.80%
Ratio of net investment income to average net assets (4)(5)	2.70%	1.47%		0.37%	0.27%	1.63%
Portfolio Turnover Rate	33%	34%		48%	72%	71%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any and does not reflect the impact of sales charges. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(7)	Amount represents less than $0.01 per share.

E V E N T I D E	153

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class C
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$9.64	$9.68		$10.44	$10.60	$10.37
Activity from investment operations:
Net investment income (loss) (1)	0.20	0.07		(0.04)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	0.21	(0.02)		(0.68)	0.01 (6)	0.37
Total from investment operations	0.41	0.05		(0.72)	(0.04)	0.36
Less distributions from:
Net investment income	(0.21)	(0.09)		(0.02)	(0.01)	(0.10)
Net realized gains	—	—		—	(0.07)	—
Return of capital	—	(0.00	) (7)	(0.02)	(0.04)	(0.03)
Total distributions	(0.21)	(0.09)		(0.04)	(0.12)	(0.13)
Net asset value, end of year	$9.84	$9.64		$9.68	$10.44	$10.60
Total return (2)	4.26%	0.49%		(6.94)%	(0.38)%	3.50%
Net assets, at end of year (000s)	$1,564	$1,618		$1,678	$1,545	$401
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	1.69%	1.71%		1.64%	1.66%	1.91%
Ratio of net expenses to average net assets after expense reimbursement (4)	1.55%	1.55%		1.55%	1.55%	1.55%
Ratio of net investment income (loss) to average net assets (4)(5)	2.05%	0.74%		(0.37)%	(0.50)%	(0.08)%
Portfolio Turnover Rate	33%	34%		48%	72%	71%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the advisor.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(7)	Amount represents less than $0.01 per share.

E V E N T I D E	154

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class I
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023		June 30, 2022	June 30, 2021	June 30, 2020
Net asset value, beginning of year	$9.93	$9.97		$10.75	$10.89	$10.64
Activity from investment operations:
Net investment income (1)	0.31	0.16		0.07	0.05	0.17
Net realized and unrealized gain (loss) on investments	0.22	(0.02)		(0.71)	0.01 (6)	0.31
Total from investment operations	0.53	0.14		(0.64)	0.06	0.48
Less distributions from:
Net investment income	(0.31)	(0.18)		(0.08)	(0.09)	(0.21)
Net realized gains	—	—		—	(0.07)	—
Return of capital	—	(0.00	) (7)	(0.06)	(0.04)	(0.02)
Total distributions	(0.31)	(0.18)		(0.14)	(0.20)	(0.23)
Paid-in-capital from redemption fees (1)	—	—		—	—	—
Net asset value, end of year	$10.15	$9.93		$9.97	$10.75	$10.89
Total return (2)	5.35%	1.46%		(6.02)%	0.65%	4.58%
Net assets, at end of year (000s)	$121,701	$88,666		$152,546	$144,089	$28,847
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	0.69%	0.71%		0.64%	0.66%	0.91%
Ratio of net expenses to average net assets after expense reimbursement (4)	0.55%	0.55%		0.55%	0.55%	0.55%
Ratio of net investment income to average net assets (4)(5)	3.10%	1.68%		0.64%	0.49%	1.58%
Portfolio Turnover Rate	33%	34%		48%	72%	71%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(7)	Amount represents less than $0.01 per share.

E V E N T I D E	155

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

EVENTIDE EXPONENTIAL TECHNOLOGIES FUND

The following tables are intended to help you better understand the financial performance of the Fund’s Class A, Class C, Class N and Class I shares since their inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in each Fund’s Class A, Class C, Class N and Class I shares, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended June 30, 2024 and June 30, 2023, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Period or Years Presented

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021 *
Net asset value, beginning of period/year	$12.00	$10.92	$19.08	$10.00
Activity from investment operations:
Net investment loss (1)	(0.17)	(0.13)	(0.25)	(0.25)
Net realized and unrealized gain (loss) on investments	0.13	1.20	(7.69)	9.33
Total from investment operations	(0.04)	1.07	(7.94)	9.08
Less distributions from:
Net realized gains	—	—	(0.23)	(0.02)
Total distributions	—	—	(0.23)	(0.02)
Paid-in-capital from redemption fees (1)	—	0.01	0.01	0.02
Net asset value, end of period/year	$11.96	$12.00	$10.92	$19.08
Total return (2)	(0.33)%	9.89%	(42.00)%	91.00%
Net assets, at end of period/year (000s)	$19,201	$22,186	$12,479	$15,730
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	1.69%	1.70%	1.63%	1.73%
Ratio of net expenses to average net assets after expense reimbursement (4)	1.63%	1.63%	1.63%	1.63%
Ratio of net investment loss to average net assets (4)(5)	(1.36)%	(1.23)%	(1.54)%	(1.50)%
Portfolio Turnover Rate	70%	80%	69%	60%

*	Eventide Exponential Technologies Fund commenced operations on June 30, 2020.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

E V E N T I D E	156

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class A
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021 *
Net asset value, beginning of period/year	$12.00	$10.93	$19.08	$10.00
Activity from investment operations:
Net investment loss (1)	(0.17)	(0.14)	(0.25)	(0.26)
Net realized and unrealized gain (loss) on investments	0.13	1.20	(7.68)	9.34
Total from investment operations	(0.04)	1.06	(7.93)	9.08
Less distributions from:
Net realized gains	—	—	(0.23)	(0.02)
Total distributions	—	—	(0.23)	(0.02)
Paid-in-capital from redemption fees (1)	—	0.01	0.01	0.02
Net asset value, end of period/year	$11.96	$12.00	$10.93	$19.08
Total return (2)	(0.33)%	9.79%	(41.95)%	91.00%
Net assets, at end of period/year (000s)	$8,421	$8,257	$7,377	$7,662
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	1.74%	1.75%	1.68%	1.78%
Ratio of net expenses to average net assets after expense reimbursement (4)	1.68%	1.68%	1.68%	1.68%
Ratio of net investment loss to average net assets (4)(5)	(1.41)%	(1.28)%	(1.58)%	(1.55)%
Portfolio Turnover Rate	70%	80%	69%	60%

*	Eventide Exponential Technologies Fund commenced operations on June 30, 2020.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any and does not reflect the impact of sales charges. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

E V E N T I D E	157

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class C
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021 *
Net asset value, beginning of period/year	$11.74	$10.77	$18.96	$10.00
Activity from investment operations:
Net investment loss (1)	(0.25)	(0.21)	(0.37)	(0.38)
Net realized and unrealized gain (loss) on investments	0.12	1.17	(7.60)	9.35
Total from investment operations	(0.13)	0.96	(7.97)	8.97
Less distributions from:
Net realized gains	—	—	(0.23)	(0.02)
Total distributions	—	—	(0.23)	(0.02)
Paid-in-capital from redemption fees (1)	—	0.01	0.01	0.01
Net asset value, end of period/year	$11.61	$11.74	$10.77	$18.96
Total return (2)	(1.11)%	9.01%	(42.43)%	89.80%
Net assets, at end of period/year (000s)	$2,550	$2,635	$2,422	$2,065
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	2.49%	2.50%	2.43%	2.53%
Ratio of net expenses to average net assets after expense reimbursement (4)	2.43%	2.43%	2.43%	2.43%
Ratio of net investment loss to average net assets (4)(5)	(2.16)%	(2.03)%	(2.33)%	(2.30)%
Portfolio Turnover Rate	70%	80%	69%	60%

*	Eventide Exponential Technologies Fund commenced operations on June 30, 2020.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

E V E N T I D E	158

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021 *
Net asset value, beginning of period/year	$12.08	$10.97	$19.12	$10.00
Activity from investment operations:
Net investment loss (1)	(0.14)	(0.11)	(0.22)	(0.22)
Net realized and unrealized gain (loss) on investments	0.13	1.21	(7.71)	9.34
Total from investment operations	(0.01)	1.10	(7.93)	9.12
Less distributions from:
Net realized gains	—	—	(0.23)	(0.02)
Total distributions	—	—	(0.23)	(0.02)
Paid-in-capital from redemption fees (1)	—	0.01	0.01	0.02
Net asset value, end of period/year	$12.07	$12.08	$10.97	$19.12
Total return (2)	(0.08)%	10.12%	(41.86)%	91.40%
Net assets, at end of period/year (000s)	$85,315	$82,735	$72,567	$96,821
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	1.49%	1.50%	1.43%	1.53%
Ratio of net expenses to average net assets after expense reimbursement (4)	1.43%	1.43%	1.43%	1.43%
Ratio of net investment loss to average net assets (4)(5)	(1.16)%	(1.02)%	(1.33)%	(1.30)%
Portfolio Turnover Rate	70%	80%	69%	60%

*	Eventide Exponential Technologies Fund commenced operations on June 30, 2020.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

E V E N T I D E	159

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

EVENTIDE CORE BOND FUND

The following tables are intended to help you better understand the financial performance of the Fund’s Class A, Class C, Class N and Class I shares since their inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in each Fund’s Class A, Class C, Class N and Class I shares, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended June 30, 2024 and June 30, 2023, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Period Presented

	Class N
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021 *
Net asset value, beginning of period/year	$8.15	$8.41	$9.66	$10.00
Activity from investment operations:
Net investment income (1)	0.28	0.17	0.08	0.05
Net realized and unrealized gain (loss) on investments	(0.09)	(0.25)	(1.20)	(0.29)
Total from investment operations	0.19	(0.08)	(1.12)	(0.24)
Less distributions from:
Net investment income	(0.26)	(0.18)	(0.11)	(0.05)
Return of capital	—	—	(0.02)	(0.05)
Total distributions	(0.26)	(0.18)	(0.13)	(0.10)
Net asset value, end of period/year	$8.08	$8.15	$8.41	$9.66
Total return (2)	2.34%	(0.89)%	(11.69)%	(2.39	)% (6)
Net assets, at end of period/year (000s)	$35,467	$37,445	$58,166	$56,644
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	0.90%	1.01%	0.96%	0.89	% (7)
Ratio of net expenses to average net assets after expense reimbursement (4)	0.78%	0.78%	0.78%	0.78	% (7)
Ratio of net investment income to average net assets (4)(5)	3.46%	2.09%	0.88%	0.53	% (7)
Portfolio Turnover Rate	33%	57%	56%	52	% (6)

*	Eventide Core Bond Fund commenced operations on July 31, 2020.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

E V E N T I D E	160

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class A
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021 *
Net asset value, beginning of year/period	$8.18	$8.44	$9.71	$10.00
Activity from investment operations:
Net investment income (1)	0.28	0.18	0.07	0.05
Net realized and unrealized gain (loss) on investments	(0.09)	(0.26)	(1.22)	(0.27)
Total from investment operations	0.19	(0.08)	(1.15)	(0.22)
Less distributions from:
Net investment income	(0.25)	(0.18)	(0.10)	(0.02)
Return of capital	—	—	(0.02)	(0.05)
Total distributions	(0.25)	(0.18)	(0.12)	(0.07)
Net asset value, end of year/period	$8.12	$8.18	$8.44	$9.71
Total return (2)	2.42%	(0.90)%	(11.91)%	(2.28	)% (6)
Net assets, at end of year/period (000s)	$608	$412	$197	$384
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	0.95%	1.06%	1.01%	0.94	% (7)
Ratio of net expenses to average net assets after expense reimbursement (4)	0.83%	0.83%	0.83%	0.83	% (7)
Ratio of net investment income to average net assets (4)(5)	3.47%	2.19%	0.78%	0.51	% (7)
Portfolio Turnover Rate	33%	57%	56%	52	% (6)

*	Eventide Core Bond Fund commenced operations on July 31, 2020.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any and does not reflect the impact of sales charges. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

E V E N T I D E	161

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class C
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021 *
Net asset value, beginning of year/period	$8.11	$8.37	$9.63	$10.00
Activity from investment operations:
Net investment income (loss) (1)	0.22	0.11	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	(0.09)	(0.25)	(1.20)	(0.28)
Total from investment operations	0.13	(0.14)	(1.19)	(0.30)
Less distributions from:
Net investment income	(0.21)	(0.12)	(0.06)	(0.02)
Return of capital	—	—	(0.01)	(0.05)
Total distributions	(0.21)	(0.12)	(0.07)	(0.07)
Net asset value, end of year/period	$8.03	$8.11	$8.37	$9.63
Total return (2)	1.53%	(1.67)%	(12.37)%	(3.02	)% (6)
Net assets, at end of year/period (000s)	$492	$221	$224	$163
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	1.70%	1.81%	1.76%	1.69	% (7)
Ratio of net expenses to average net assets after expense reimbursement (4)	1.58%	1.58%	1.58%	1.58	% (7)
Ratio of net investment income (loss) to average net assets (4)(5)	2.74%	1.35%	0.09%	(0.20	)% (7)
Portfolio Turnover Rate	33%	57%	56%	52	% (6)

*	Eventide Core Bond Fund commenced operations on July 31, 2020.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

E V E N T I D E	162

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021 *
Net asset value, beginning of year/period	$8.15	$8.41	$9.66	$10.00
Activity from investment operations:
Net investment income (1)	0.30	0.20	0.09	0.07
Net realized and unrealized gain (loss) on investments	(0.10)	(0.26)	(1.19)	(0.29)
Total from investment operations	0.20	(0.06)	(1.10)	(0.22)
Less distributions from:
Net investment income	(0.27)	(0.20)	(0.13)	(0.07)
Return of capital	—	—	(0.02)	(0.05)
Total distributions	(0.27)	(0.20)	(0.15)	(0.12)
Net asset value, end of year/period	$8.08	$8.15	$8.41	$9.66
Total return (2)	2.54%	(0.67)%	(11.51)%	(2.24	)% (6)
Net assets, at end of year/period (000s)	$100,738	$39,300	$13,877	$64,377
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	0.70%	0.81%	0.76%	0.69	% (7)
Ratio of net expenses to average net assets after expense reimbursement (4)	0.58%	0.58%	0.58%	0.58	% (7)
Ratio of net investment income to average net assets (4)(5)	3.77%	2.45%	1.00%	0.80	% (7)
Portfolio Turnover Rate	33%	57%	56%	52	% (6)

*	Eventide Core Bond Fund commenced operations on July 31, 2020.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

E V E N T I D E	163

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

EVENTIDE LARGE CAP FOCUS FUND

The following tables are intended to help you better understand the financial performance of the Fund’s Class A, Class C, Class N and Class I shares since their inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in each Fund’s Class A, Class C, Class N and Class I shares, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended June 30, 2024 and period ended June 30, 2023, has been audited by Cohen & Company, Ltd. the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year Presented

	Class N
	Year Ended		Year Ended
	June 30, 2024		June 30, 2023 *
Net asset value, beginning of period/year	$11.44		$10.00
Activity from investment operations:
Net investment loss (1)	(0.00	) (6)(7)	(0.01)
Net realized and unrealized gain on investments	2.57		1.45
Total from investment operations	2.57		1.44
Less distributions from:
Return of capital	—		(0.00	) (6)
Total distributions	—		(0.00	) (6)
Net asset value, end of period/year	$14.01		$11.44
Total return (2)	22.47%		14.43%
Net assets, at end of period/year (000s)	$13,097		$330
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	1.38%		2.84	% (8)
Ratio of net expenses to average net assets after expense reimbursement (4)	1.14%		1.15	% (8)
Ratio of net investment loss to average net assets (4)(5)	(0.02)%		(0.15)%
Portfolio Turnover Rate	101%		48%

*	Eventide Large Cap Focus Fund commenced operations on June 30, 2022.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net investment income in the Statement of Operations for the year ended June 30, 2024, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to underlying income.

(8)	The ratio includes 0.01% for the year ended June 30, 2023 attributed to line of credit fees.

E V E N T I D E	164

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class A
	Year Ended		Year Ended
	June 30, 2024		June 30, 2023 *
Net asset value, beginning of period/year	$11.42		$10.00
Activity from investment operations:
Net investment loss (1)	(0.00	) (6)(7)	(0.00	) (6)
Net realized and unrealized gain on investments	2.57		1.43
Total from investment operations	2.57		1.43
Less distributions from:
Return of capital	—		(0.01)
Total distributions	—		(0.01)
Net asset value, end of period/year	$13.99		$11.42
Total return (2)	22.50	% (8)	14.26%
Net assets, at end of period/year (000s)	$1,836		$190
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	1.43%		2.89	% (9)
Ratio of net expenses to average net assets after expense reimbursement (4)	1.19%		1.20	% (9)
Ratio of net investment loss to average net assets (4)(5)	(0.03)%		(0.25)%
Portfolio Turnover Rate	101%		48%

*	Eventide Large Cap Focus Fund commenced operations on June 30, 2022.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any and does not reflect the impact of sales charges. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net investment income in the Statement of Operations for the year ended June 30, 2024, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to underlying income.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(9)	The ratio includes 0.01% for the year ended June 30, 2023 attributed to line of credit fees.

E V E N T I D E	165

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class C
	Year Ended		Year Ended
	June 30, 2024		June 30, 2023 *
Net asset value, beginning of period/year	$11.36		$10.00
Activity from investment operations:
Net investment loss (1)	(0.09	) (6)	(0.09)
Net realized and unrealized gain on investments	2.52		1.45
Total from investment operations	2.43		1.36
Net asset value, end of period/year	$13.79		$11.36
Total return (2)	21.39%		13.60%
Net assets, at end of period/year (000s)	$292		$27
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	2.18%		3.64	% (7)
Ratio of net expenses to average net assets after expense reimbursement (4)	1.94%		1.95	% (7)
Ratio of net investment loss to average net assets (4)(5)	(0.68)%		(0.93)%
Portfolio Turnover Rate	101%		48%

*	Eventide Large Cap Focus Fund commenced operations on June 30, 2022.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the advisor.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net investment income in the Statement of Operations for the year ended June 30, 2024, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to underlying income.

(7)	The ratio includes 0.01% for the year ended June 30, 2023 attributed to line of credit fees.

E V E N T I D E	166

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

	Class I
	Year Ended	Year Ended
	June 30, 2024	June 30, 2023 *
Net asset value, beginning of period/year	$11.44	$10.00
Activity from investment operations:
Net investment income (1)	0.03	0.01
Net realized and unrealized gain on investments	2.57	1.44
Total from investment operations	2.60	1.45
Less distributions from:
Net investment income	—	(0.00	) (6)
Return of capital	—	(0.01)
Total distributions	—	(0.01)
Net asset value, end of period/year	$14.04	$11.44
Total return (2)	22.73%	14.55%
Net assets, at end of period/year (000s)	$90,959	$12,808
Ratio of gross expenses to average net assets before expense reimbursement (3)(4)	1.18%	2.64	% (7)
Ratio of net expenses to average net assets after expense reimbursement (4)	0.94%	0.95	% (7)
Ratio of net investment income (loss) to average net assets (4)(5)	0.24%	0.08%
Portfolio Turnover Rate	101%	48%

*	Eventide Large Cap Focus Fund commenced operations on June 30, 2022.

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	The ratio includes 0.01% for the year ended June 30, 2023 attributed to line of credit fees.

E V E N T I D E	167

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Appendix A Intermediary-Specific Sales Charge Reductions and Waivers

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

EDWARD D. JONES & CO., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones:

Effective on or after January 1st, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Eventide Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

●	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

●	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Eventide Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Eventide Fund assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

●	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

●	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

●	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The

E V E N T I D E	168

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Eventide Fund assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

●	If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

●	Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

●	Shares purchased in an Edward Jones fee-based program.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●	Shares purchased from the proceeds of redeemed shares of the same Eventide Fund so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

○	The redemption and repurchase occur in the same account.

○	The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

●	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

●	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

●	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.

●	Purchases of Class 529-A shares made for recontribution of refunded amounts.

E V E N T I D E	169

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

●	The death or disability of the shareholder.

●	Systematic withdrawals with up to 10% per year of the account value.

●	Return of excess contributions from an Individual Retirement Account (IRA).

●	Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

●	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

●	Shares exchanged in an Edward Jones fee-based program.

●	Shares acquired through NAV reinstatement.

●	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

●	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

○	A fee-based account held on an Edward Jones platform

○	A 529 account held on an Edward Jones platform

○	An account with an active systematic investment plan or LOI

Exchanging Share Classes

●	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

MERRILL LYNCH

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

E V E N T I D E	170

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers on Class A Shares available at Merrill Lynch

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program

Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

Shares purchased through the Merrill Edge Self-Directed platform

Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC Waivers on Class A and C Shares available at Merrill Lynch

Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))

Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

E V E N T I D E	171

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Shares sold due to return of excess contributions from an IRA account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Class A Shares Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

■	Employee-sponsored retirement plans.

MORGAN STANLEY WEALTH MANAGEMENT

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management (“Morgan Stanley”) transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

E V E N T I D E	172

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program.

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

■	Death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

■	Return of excess contributions from an IRA Account.

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

■	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in this prospectus.

E V E N T I D E	173

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

JANNEY MONTGOMERY SCOTT LLC

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

■	Shares acquired through a right of reinstatement.

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s Prospectus.

■	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

E V E N T I D E	174

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

ROBERT W. BAIRD & CO. (“Baird”)

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund

■	Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

■	Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	A shareholder in the Funds’ Class C shares will have their shares converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

■	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund assets held by accounts within the purchaser’s household at Baird. Eligible Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

E V E N T I D E	175

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Funds through Baird, over a 13-month period of time.

AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

■	Transaction size breakpoints, as described in this prospectus or the SAI.

■	Rights of accumulation (ROA), as described in this prospectus or the SAI.

■	Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

■	shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

■	shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

■	shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

■	shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

■	shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

E V E N T I D E	176

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

■	shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

■	redemptions due to death or disability of the shareholder

■	shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

■	redemptions made in connection with a return of excess contributions from an IRA account

■	shares purchased through a Right of Reinstatement (as defined above)

■	redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

The information disclosed in the appendix is part of, and incorporated in, the prospectus.

E V E N T I D E	177

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Privacy Notice

Mutual Fund Series Trust	Rev. August 2021

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

■    Social Security number and wire transfer instructions

■    account transactions and transaction history

■    investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes — to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes — information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you.	NO	We don’t share
For non-affiliates to market to you.	NO	We don’t share

E V E N T I D E	178

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

Privacy Notice

Mutual Fund Series Trust	Rev. August 2021

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

■    open an account or deposit money

■    direct us to buy securities or direct us to sell your securities

■    seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■    sharing for affiliates’ everyday business purposes – information about your creditworthiness.

■    affiliates from using your information to market to you.

■    sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ■ Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Mutual Fund Series Trust doesn’t jointly market.

QUESTIONS?	Call 1-877-771-3836

E V E N T I D E	179

P R O S P E C T U S	N o v e m b e r 1 , 2 0 2 4

For More Information

Several additional sources of information are available to you. The SAI, incorporated into (made legally part of) this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. Financial Statements contain management’s discussion of market conditions and investment strategies that significantly affected the Funds’ performance results as of the Funds’ latest semi-annual or annual fiscal year end.

Call the Funds at 877-771-3836 to request free copies of the SAI, the Financial Statements, to request other information about the Funds and to make shareholder inquiries. You may also obtain this information from the Funds’ internet site at www.eventidefunds.com.

You may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-21872

E V E N T I D E	180

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2024

MUTUAL FUND SERIES TRUST

Catalyst Insider Buying Fund

Class A: INSAX Class C: INSCX Class I: INSIX

Catalyst Energy Infrastructure Fund

Class A: MLXAX Class C: MLXCX Class I: MLXIX

Catalyst/MAP Global Equity Fund

Class A: CAXAX Class C: CAXCX Class I: CAXIX

Catalyst/Lyons Tactical Allocation Fund

Class A: CLTAX Class C: CLTCX Class I: CLTIX

Catalyst Dynamic Alpha Fund

Class A: CPEAX Class C: CPECX Class I: CPEIX

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Catalyst Insider Buying Fund (the “Insider Buying Fund”), Catalyst Energy Infrastructure Fund (the “Energy Infrastructure Fund”), Catalyst/MAP Global Equity Fund (the “Global Equity Fund”), Catalyst/Lyons Tactical Allocation Fund (the “Tactical Allocation Fund”) and Catalyst Dynamic Alpha Fund (the “Dynamic Alpha Fund”) (each a “Fund” and, collectively, the “Funds”) dated November 1, 2024. Each Fund is a separate series of Mutual Fund Series Trust (“Trust”), an open-end management company organized as an Ohio business trust. The Funds’ Financial Statements to shareholders for the fiscal year ended June 30, 2024, are incorporated herein by reference and are available on the Funds’ website www.catalystmf.com. This SAI has been incorporated in its entirety into the Prospectus. Copies of the Prospectus and Financial Statements may be obtained at no charge from the Trust by writing to the above address or calling 1-866-447-4228.

1

INVESTMENT RESTRICTIONS	4
OTHER INVESTMENT POLICIES	5
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS	6
DISCLOSURE OF PORTFOLIO HOLDINGS	25
TRUSTEES AND OFFICERS	26
PRINCIPAL SHAREHOLDERS	32
ADVISOR AND SUB-ADVISORS	40
CODE OF ETHICS	47
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	47
COMPLIANCE SERVICES	49
CUSTODIAN	49
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	49
COUNSEL	50
DISTRIBUTOR	50
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES	53
PROXY VOTING POLICY	54
PORTFOLIO TURNOVER	55
PORTFOLIO TRANSACTIONS	55
PURCHASE AND REDEMPTION OF SHARES	57
REDUCTION OF UP-FRONT SALES CHARGE ON CLASS A SHARES	58
WAIVERS OF UP-FRONT SALES CHARGE ON CLASS A SHARES	59
EXCHANGE PRIVILEGE	59
SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH	59
NET ASSET VALUE	60
TAX INFORMATION	61
INVESTMENTS IN FOREIGN SECURITIES	62
BACKUP WITHHOLDING	63
FOREIGN SHAREHOLDERS	63
FINANCIAL STATEMENTS	63
Appendix A—Description of Commercial Paper and Bond Ratings	64
Appendix B	66
Appendix C	71
Appendix D	81
Appendix E	84
Appendix F	88

2

MUTUAL FUND SERIES TRUST

The Trust, an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust Agreement permits the Board of Trustees of the Trust (“Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Dynamic Alpha Fund and Energy Infrastructure Fund are each separate non-diversified series of the Trust and the Insider Buying Fund, Tactical Allocation Fund, and Global Equity Fund are each diversified series of the Trust. There are currently several other series (or funds) and additional series may be created by the Board from time to time.

Catalyst Capital Advisors LLC ( “Advisor”) acts as advisor to the Funds.

Managed Assets Portfolios, LLC (“MAP”) serves as the investment sub-advisor to the Global Equity Fund.

Lyons Wealth Management, LLC (“Lyons”) serves as the investment sub-advisor to the Tactical Allocation Fund.

Cookson Peirce & Co., Inc. (“CP”) serves as the investment sub-advisor to the Dynamic Alpha Fund.

SL Advisors, LLC (“SL Advisors”) serves as the investment sub-advisor to the Energy Infrastructure Fund.

As used herein, “Sub-Advisor” may refer to any of MAP, Lyons, CP or SL Advisors.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Board. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the Board may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each Fund offers four classes of shares: Class A, Class C, Class I and Class T Shares. As of the date of this SAI only Class A, Class C and Class I Shares are available for sale. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

3

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of each Fund and cannot be changed with respect to a Fund unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of that Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of that Fund.

As a matter of fundamental policy, each Fund, except as otherwise noted, may not:

(a)        borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b)        issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c)        engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(d)        purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(e)        purchase or sell physical commodities or forward contracts relating to physical commodities;

(f)        make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund’s investment objective and policies may be deemed to be loans;

(g)       invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. A Fund will consider the investments of underlying investment companies when determining its compliance with this restriction;

(h)        (Insider Buying Fund, Tactical Allocation Fund and Global Equity Fund Only) with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The 1940 Act limits a Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

With respect to interpretations of the SEC or its staff described in paragraph (b) above, the SEC and its staff have identified various securities trading practices and derivative transactions used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act. However, rather than rigidly deeming all such practices as impermissible forms of issuing a “senior security” under Section 18(f), the SEC has adopted Rule 18f-4 under the 1940 Act, which permits a fund to enter into derivatives transactions and certain similar transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under Section 18(f) of the 1940 Act, subject to the conditions of the Rule.

4

Rule 18f-4 imposes limits on the amount of derivatives a Fund can enter into, eliminates the asset segregation framework previously used by the Funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires a Fund to maintain a comprehensive derivative risk management program and appoint a derivatives risk manager if its exposure to derivatives is above a specified amount.

OTHER INVESTMENT POLICIES

The following investment policies are not fundamental and may be changed by the Board without the approval of the shareholders of the Funds:

(a)       No Fund will purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;

(b)      No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. The Fund shall maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

(c)      No Fund will purchase any security while borrowings representing more than one third of its total assets are outstanding;

(d)    (Global Equity Fund only) Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities;

(e)     (Energy Infrastructure Fund only) Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in the securities of companies that derive a majority of their revenue from energy infrastructure activities;

(f)     (Global Equity Fund only) Under normal conditions, at least 40% of the Fund’s assets will be in securities of issuers domiciled in at least 3 countries outside of the United States.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Pursuant to Rule 22e-4, no Fund will invest more than 15% of its net assets in investments for which there are legal or contractual restrictions on resale and other illiquid investments. Rule 144A securities with registration rights are not considered to be illiquid. If illiquid investments exceed 15% of a Fund’s net assets, the Fund will take corrective action consistent with Rule 22e-4.

Temporary Defensive Positions

From time to time, a Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject

5

to duplicative advisory fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. A Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of any Fund, the following policies supplement the investment objective and policies of the Funds as set forth in the Prospectus. Each reference to “Advisor” in the section below includes, where applicable, the Fund’s sub-advisor.

Common Stocks. The Funds may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Funds may also invest in warrants and rights related to common stocks.

Investments in Small and Unseasoned Companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Securities of Other Investment Companies. The Funds may invest in securities issued by other investment companies. Each Fund intends to limit its investments in accordance with applicable law or as permitted by Rule 12d1-4 under the 1940 Act. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

Section 12(d)(1)(F) and Rule 12d1-4 under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Funds) to exceed the limitations described above, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F).

Exchange Traded Funds. Each Fund may invest in a range of exchange-traded funds (“ETFs”). An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the S&P 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of

6

securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see “Securities of Other Investment Companies” above.

When a Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market risk, short selling, leverage as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which each Fund may be more heavily invested will vary.

To offset the risk of declining security prices, the Funds may invest in inverse ETFs.  Inverse ETFs are funds designed to rise in price when stock prices are falling.   Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETFs current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 5%).

ETFs or Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  Any strategy that includes inverse or leveraged securities could cause a Fund to suffer significant losses.

Closed-End Investment Companies. The Funds may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having a sub-advisor as an investment advisor, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the net asset value (“NAV”) per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of that Fund’s shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that

7

the premium will not decrease subsequent to a purchase of such shares by the Funds. The Funds may also invest in preferred shares of closed-end funds.

Investors in the Funds should recognize that they may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Funds they will bear not only their proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds. An investor may incur increased tax liabilities by investing in the a Fund rather than directly in the underlying funds.

Business Development Companies (BDCs) and Special Purpose Acquisition Companies (SPACs). The Funds may invest in BDCs and SPACs. Federal securities laws impose certain restraints upon the organization and operations of BDCs and SPACs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise it will be forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than 20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to sell his shares in the SPAC if voting against it. SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933 and 10-K, 10-Q and 8-K financial reporting requirements. Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e. investment comes in the form of common shares and warrants which can be traded). Other than the risks normally associated with IPOs, SPACs’ public shareholders’ risks include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

Undertakings in Collective Investment in Transferable Securities (UCITS) Funds. The Funds may invest in affiliated and unaffiliated UCITS funds, open-ended pooled or collectively investment undertakings established in accordance with the UCITS Directive adopted by members of the European Union. The underlying investments of a UCITS fund must have sufficient liquidity to fulfill redemptions at the request of shareholders, either directly or indirectly out of the underlying investments. The assets of a UCITS fund are entrusted to an independent custodian or depositary for safekeeping and held on a segregated basis. To the extent a Fund holds interests in a UCITS fund, the Fund will bear two layers of asset-management fees and expenses (directly at the Fund level and indirectly at the UCITS fund level) and a single layer of incentive fees (at the UCITS fund level).

Options on Securities. Each Fund may purchase put or call options on equity securities (including securities of ETFs). Each Fund may also write call options and put options on stocks only if they are covered, as described below, and such options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). Each Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options

8

Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Advisor, are not expected to make any major price moves in the near future but which, over the long-term, are deemed to be attractive investments for the particular Fund.

A Fund may write only call options that are “covered.” A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security on the same economic terms. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium.” A Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m., depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay transaction costs in connection

9

with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In order to write a call option, a Fund is required to comply with OCC rules and the rules of the various exchanges with respect to collateral requirements.

A Fund may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the Advisor feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium.” A Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all.

A Fund may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the “premium.” If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by

10

means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

Stock Index Options. A Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts.

Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although a Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Options on Stock Indexes. Each Fund’s purchase and sale of options on stock indexes will be subject to risks described above under “Transactions in Stock Options.” In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the advisor’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. A Fund will not purchase or sell stock index option contracts unless and until, in the Advisor’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Funds are permitted to enter into these transactions solely: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, or (c) to manage the duration of a portfolio’s fixed income investments.

11

Hedging activity in a Fund may include buying or selling (writing) put or call options on stocks, shares of exchange traded funds or stock indexes, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Funds may engage in transactions in futures contracts and options on futures contracts.

Convertible Securities. The Funds may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated.

Preferred Stock. The Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants. The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future

12

price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations. The Funds may invest in obligations issued or guaranteed by the United States government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. The Funds may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See “Foreign Investments ” below.

Bank Obligations. Each Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper consists of unsecured promissory notes, including master notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as Advisor to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on ,master notes is subject to change. Repayment of master notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Master notes typically are not rated by credit rating agencies.

The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (an “NRSRO”).

13

The Funds may also invest in commercial paper that is not rated but is determined by the Advisor, under guidelines established by the Board, to be of comparable quality.

Other Fixed Income Securities. Other fixed income securities in which the Funds may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Funds may invest in short-term investments (including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act).

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third-party. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by a Fund must be determined by the Advisor under guidelines approved by the Board to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third-party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments. The Funds may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar depositary receipts, and ETFs or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and

14

brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Funds to currency fluctuation risks.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of a Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Depositary Receipts. Each Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle a Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets. Each Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers

15

located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

When-Issued and Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to a Fund until settlement. When entering into a when-issued or delayed delivery transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.

Lower Rated or Unrated Securities. Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the Advisor, may have speculative characteristics. Securities rated below investment grade, i.e., below Baa or BBB, or deemed of comparable quality by the Advisor, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading market for lower rated securities is generally lower than that for higher-rated securities, and that for which the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring them to rely more on judgment. Less liquid secondary markets may also affect a Fund’s ability to sell securities at their fair value. Each Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid investments, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund’s assets invested in illiquid investments may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities. The Funds may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills,

16

notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Each Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of a Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends a Fund must pay each year and, in order to generate cash necessary to pay such dividends, a Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Forward Foreign Currency Exchange Contracts. A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts. A Fund may invest in futures contracts and options thereon (stock index futures contracts, exchange traded Bitcoin and Ethereum futures contracts, interest rate futures contracts or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund’s securities investments. When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the Advisor’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

17

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Funds. A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the regulations of the Commodity Futures Trading Commission (“CFTC”) described above.

Interest Rate Futures. A Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the Advisor anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

Stock Index Futures. A Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio or that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in advising the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the Advisor anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

A Fund’s successful use of stock index futures contracts depends upon the Advisor’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund’s portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contract are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Funds may use foreign currency futures contracts and options on such

18

futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A Fund may write only foreign currency options that are “covered.” A call option is “covered” if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency on the same economic terms. In addition, a Fund will not permit the option to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” above.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REITs. The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs,” “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit

19

quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

20

Asset-Backed Securities. The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds and Debentures. The Funds may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Funds may invest in assignments of and participations in loans issued by banks and other financial institutions.

When a Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

21

A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Investments. A Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (“Securities Act”). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to readily resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. A Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Board, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, each Fund will limit its purchase, together with other illiquid investments including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors like the

22

Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Advisorbelieves that Section 4(a)(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Board are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board, including Section 4(a)(2) commercial paper, as determined by the Advisor, as liquid and not subject to the investment limitations applicable to illiquid investments.

Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions that the Advisor deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Funds’ securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Funds’ Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Funds will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities. Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. government securities or other liquid debt securities or by a letter of credit in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders’ and custodial fees, including fees to the Advisor or its affiliates, in connection with loans. In addition, the Funds consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not lend their securities to any director, officer, employee, or affiliate of the Advisor, the Administrator, or the Distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or

23

an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales “Against the Box.” The Funds may engage in short sales “against the box.” In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if at the time of the short sale a Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Funds may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to a buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker.

Municipal Securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately

24

operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

Each Fund may invest in “private activity” bonds. Each Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures for the public and nonpublic disclosure of the Funds’ portfolio securities.

As a general matter, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third-party except (1) to service providers that require such information in the course of performing their duties (for example, the Funds’ custodian, administrator, Advisor, Sub-Advisor, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including duties not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed on the Fund’s website, in marketing materials (provided the portfolio holdings disclosed in the materials are at least 15 days old) or through filings with the SEC as described below and (2) to third-party vendors, that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must

25

provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC. The Funds disclose their portfolio holdings by delivering the annual and semi-annual reports, or notice of electronic availability thereof, to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose their portfolio holdings reports on Forms N-CSR two months after the end of each quarter/semi-annual period and Form N-PORT within 30 days after each fiscal quarter end.

Neither the Funds nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The Board manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or the Advisor or the Distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval or renewal of advisory and sub-advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the Advisor and the Sub-Advisors, the performance of the Funds, the costs and the profitability of the agreements to the Advisor and Sub-Advisors, ancillary benefits to the Advisor and Sub-Advisors or their affiliates in connection with their relationship to the Funds and the amount of fees charged in comparison to those of other investment companies.

The Board currently has three standing committees: the Audit Committee, the Risk and Compliance Committee and the Nominating Committee. In addition, the Board has a Special Committee that oversees litigation matters on behalf of the Trust. Each committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement. The term of office of each officer is until the successor is elected.

26

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Lead Trustee, Chairman of the Audit Committee and Nominating Committee	Since 6/2006	Manager, Genovese Family Enterprises, LLC (and affiliates, family office) 1999-present, Managing Member, Bear Properties, LLC (real estate firm) (2006-present)	48

Chairman of the Board, Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board, Strategy Shares since 2016; Trustee, IDX Funds Trust (formerly, M3Sixty Funds Trust) since 2016; Chairman of the Board, Catalyst Strategic Income Opportunities Fund since April 2024; Chairman of the Board of AlphaCentric Prime Meridian Income Fund from 2018 to August 2023.

Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice since 2010.	48	Trustee and Chairman of the Audit and Risk and Compliance Committees since 2016, and Chairman of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chairman of the Audit and Risk and Compliance Committees since 2016, and Chairman of the Investment Committee since November 2020, Strategy Shares; Trustee and Chairman of the Audit Committee, Catalyst Strategic Income Opportunities Fund since 2024; Trustee and Chairman of the Audit and Risk and Compliance Committees from 2018 to 2023, and Chairman of the Investment Committee from 2020 to 2023, AlphaCentric Prime Meridian Income Fund.
Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee, Chairman of the Risk and Compliance Committee	Since 6/2006	Attorney since 1982.	34	Trustee and Chairman of the Risk and Compliance Committee, Catalyst Strategic Income Opportunities Fund since April 2024.

27

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President 2/2012-3/2022	President of the Trust, 2/2012—3/2022; President, Rational Advisors, Inc., since 2016; Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; CEO, Catalyst International Advisors LLC, since 2019; CEO, Insights Media LLC, since 2019; CEO, MFund Management LLC, since 2019.	34	None
Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022

Vice President of the Trust, 2018—2022; Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.

				N/A	N/A
Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022

Investment Operations Manager, MFund Management LLC, 1/2022 to present; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019.

				N/A	N/A
Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Ultimus Fund Solutions, LLC, since 2011.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 5/2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, and Strategy Shares, each a registered investment company. During the period reflected in the table above, the “Fund Complex” also included the AlphaCentric Prime Meridian Income Fund (“ACPMIF”). ACPMIF was deregistered as a closed-end investment company with the SEC on August 23, 2023 and liquidated on September 1, 2023.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the to certain series of the Trust.

28

Leadership Structure. The Trust is led by Jerry Szilagyi, who has served as the Chairman of the Board since 2010. Mr. Szilagyi is an interested person by virtue of his controlling interest in the Advisor and AlphaCentric Advisors LLC, investment advisers to certain series of the Trust. The Board is comprised of Mr. Szilagyi, an Interested Trustee, and Tobias Caldwell, Stephen Lachenauer and Tiberiu Weisz, each an Independent Trustee. Mr. Caldwell serves as the Lead Independent Trustee. The Lead Independent Trustee serves as a key point person for dealings between management and the Independent Trustees and assists in setting the agendas for Board meetings. The Independent Trustees meet in executive session at each Board meeting. Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Trustees in advance of each Board meeting and between Board meetings. The Board believes this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his experience in providing both advisory and administrative services to other mutual funds. Additionally, as the Managing Member of MFund Services LLC, which provides management and legal administrative services to the Trust, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. In its risk oversight role, the Board oversees risk management, and the full Board engages in discussions of risk management and receives reports on investment and compliance risk at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee and Risk and Compliance Committee, reviews reports from among others, the Advisor, sub-advisors, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Fund and the risk management programs of the Trust, the advisors and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to each Fund resides with the Advisor and other service providers to the Fund. Although the risk management policies of the advisor and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

The Board also considers liquidity risk management issues as part of its general oversight responsibilities and oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by the Liquidity Risk Management (“LRM”) Program Administrator that address liquidity matters. As required by Rule 22e-4 under the 1940 Act, the Board, including a majority of the Independent Trustees, has approved the Trust’s LRM Program, which is reasonably designed to assess and

29

manage the Trust’s liquidity risk, and has appointed the LRM Program Administrator that is responsible for administering the LRM Program. The Board also reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the program and assesses its adequacy and effectiveness of implementation.

Audit Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz serve on the Board’s Audit Committee. The Board’s Audit Committee is a standing independent committee with a separate chair.  The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Audit Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ended June 30, 2024, the Audit Committee met four times.

Risk and Compliance Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz serve on the Board’s Risk and Compliance Committee. The Risk and Compliance Committee is a standing independent committee with a separate chair. The primary function of the Risk and Compliance Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to the adequacy and effectiveness of the Trust’s compliance program and to oversee the Trust’s Chief Compliance Officer. The Risk and Compliance Committee meets as often as necessary, and no less than quarterly. During the fiscal year ended June 30, 2024, the Risk and Compliance Committee met four times.

Nominating Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz serve on the Board’s Nominating Committee. The Board’s Nominating Committee is a standing independent committee with a separate chair. The primary functions of the Nominating Committee are to assist the Board in carrying out its responsibilities relating to (i) the identification and selection of qualified individuals to become Board members and members of Board committees and (ii) the development, adoption and periodic monitoring and updating of criteria and characteristics relating to the consideration, nomination and selection of interested and non-interested trustees. The Nominating Committee meets as often as necessary. During the fiscal year ended June 30, 2024, the Nominating Committee meets as often as necessary.

Special Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz serve on a Special Committee responsible for reviewing the allegations contained in any class action lawsuit filed against the Trust, demand for books and records served upon the Trust, or any derivative lawsuit that may be filed against the Trust. The Special Committee is also responsible for taking such other actions that may be referred to it from time to time by the Board. The Special Committee met as needed during the fiscal year ended June 30, 2024.

Background and Qualifications of the Trustees. Mr. Szilagyi is the managing member of the Advisor, an original sponsor of the Trust. Mr. Szilagyi is the Managing Member of AlphaCentric Advisors, LLC, an investment advisor to certain series of the Trust. Mr. Szilagyi is also the President of Rational Advisors, Inc., an investment advisor to other series in the Fund Complex. He is also President of MFund Services LLC, which provides management and legal administrative services to the Trust. Mr. Szilagyi has many years of experience managing mutual funds and providing administrative services to other mutual funds. His experience in the investment management industry makes him uniquely qualified to serve as the Board’s Chairman.

Mr. Caldwell is the manager of the Genovese family office and a managing member of a real estate management firm. Mr. Caldwell’s experience in the investment and real estate industries provides the Board with an additional perspective and understanding of investment strategies used by advisors to the Funds. Mr. Caldwell also serves on the boards of other affiliated and unaffiliated mutual fund trusts.

30

Mr. Lachenauer has been an attorney in private practice for over fifteen years, providing advice and counsel to small businesses and individuals on real estate, commercial contracts, general business and financial matters. Mr. Lachenauer’s previous experience at large law firms and as an attorney at a large investment bank provides the Board with knowledge of financial and investment regulatory matters. Mr. Lachenauer also serves on the boards of other registered investment companies in the Fund Complex.

Mr. Weisz is an attorney and provides the Board with general insight regarding its duties and standards of care.

Share Ownership in the Funds

Fund Shares Owned by Trustees as of December 31, 2023

Name of Trustee	Mr. Caldwell	Mr. Weisz	Mr. Lachenauer	Mr. Szilagyi
Dollar Range of Equity Securities in Insider Buying Fund	None	None	None	Over $100,000
Dollar Range of Equity Securities in Energy Infrastructure Fund	None	None	None	Over $100,000
Dollar Range of Equity Securities in Global Equity Fund	None	None	None	Over $100,000
Dollar Range of Equity Securities in Tactical Allocation Fund	$10,001 - $50,000	None	None	Over $100,000
Dollar Range of Equity Securities in Dynamic Alpha Fund	$10,001 - $50,000	None	None	Over $100,000
Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust	Over $100,000	None	None	Over $100,000

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust. The Lead Independent Trustee of the Trust and the Chairmen of the Trust’s Audit Committee and Risk and Compliance Committee each receives an additional quarterly retainer.

The following table describes the compensation paid to the Trustees during the fiscal year ended June 30, 2024. The Trust has no retirement or pension plans.

Compensation Table
Name of Person, Position(s)	Mr. Caldwell	Mr. Weisz	Mr. Lachenauer	Mr. Szilagyi**
Aggregate Compensation from the Insider Buying Fund	$5,893	$4,766	$4,484	$0
Aggregate Compensation from the Energy Infrastructure Fund	$5,893	$4,766	$4,484	$0
Aggregate Compensation from the Global Equity Fund	$5,893	$4,766	$4,484	$0
Aggregate Compensation from the Tactical Allocation Fund	$5,893	$4,766	$4,484	$0
Aggregate Compensation from the Dynamic Alpha Fund	$5,893	$4,766	$4,484	$0
Total Compensation from Fund and Fund Complex*	$305,996	$169,063	$261,996	$0

*	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, and Strategy Shares, each a registered investment company.

**	Mr. Szilagyi is compensated by Catalyst for advisory services and MFund Services LLC for management and legal administrative support services to the Trust. Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

31

PRINCIPAL SHAREHOLDERS

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the advisory agreement with the Advisor. Persons owning 25% or more of the outstanding shares of a Fund (or a class of shares of a Fund) may be deemed to control the Fund (or class of the Fund). Persons owning 5% or more of the outstanding shares of the Fund (or a class of shares of the Fund) may be deemed principal shareholders of the Fund (or class of the Fund). Below are the beneficial and/or record holders of 5% or more of each fund.

Insider Buying Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Insider Buying Fund Class A shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	42,825.3990	8.88%
LPL Financial 4707 Executive Drive San Diego, CA 92121	50,701.6500	10.52%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	51,229.3070	10.63%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	54,491.4200	11.30%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	40,066.2860	8.31%

As of October 3, 2024, securities of the Insider Buying Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

32

Insider Buying Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Insider Buying Fund Class C shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	11,694.3560	14.22%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	6,973.1820	8.48%

As of October 3, 2024, securities of the Insider Buying Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Insider Buying Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Insider Buying Fund Class I shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	37,948.6440	14.44%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	31,129.7970	11.84%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	13,839.1090	5.27%
Jerry & Isobel Szilagyi 200 Dorado Beach Drive, Apt. 3642 Dorado, PR 00646	18,498.0650	7.04%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15,694.7210	5.97%

As of October 3, 2024, securities of the Insider Buying Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 7.04% of the outstanding Class I shares of the Fund.

33

Energy Infrastructure Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Energy Infrastructure Fund Class A shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	93,310.4900	6.80%
LPL Financial 4707 Executive Drive San Diego, CA 92121	290,122.5410	21.15%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	168,139.6780	12.26%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	96,154.5870	7.01%

*	May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of October 3, 2024, securities of the Energy Infrastructure Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Energy Infrastructure Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Energy Infrastructure Fund Class C Shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	335,408.5140	27.77%*
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	87,468.9620	7.24%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	232,556.0950	19.26%

*	May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of October 3, 2024, securities of the Energy Infrastructure Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

34

Energy Infrastructure Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Energy Infrastructure Fund Class I shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	747,821.9670	7.80%
LPL Financial 4707 Executive Drive San Diego, CA 92121	3,759,907.6500	39.23%*
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	1,108,111.5360	11.56%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	505,691.1690	5.28%

*	May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October 3, 2024, securities of the Energy Infrastructure Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Global Equity Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Global Equity Fund Class A shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	85,188.4770	15.74%
RBC Capital Markets LL Sarah G Armstrong Rev Trust 563 Washington Place Highland Park, IL 60035	86,455.6050	15.98%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	44,168.6770	8.16%

As of October 3, 2024, securities of the Global Equity Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

35

Global Equity Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Global Equity Fund Class C shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	87,500.5100	21.58%
RBC Capital Markets LLC PBO: Debra A. Portwood IRA 26555 Thistle Lane Hemet, CA 92544	24,936.5300	6.15%
Charles Schwab & Co. , Inc. 211 Main Street San Francisco, CA 94105	32,257.4740	7.95%

As of October 3, 2024, securities of the Global Equity Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Global Equity Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Global Equity Fund Class I shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd, 5th FL Weehawken, NJ 07086	267,494.8900	8.34%
LPL Financial 4707 Executive Drive San Diego, CA 92121	815,089.2590	25.40%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	1,207,288.8710	37.62%*

*	May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October 3, 2024, securities of the Global Equity Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 2.03% of the outstanding Class I shares of the Fund.

36

Tactical Allocation Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Tactical Allocation Fund Class A shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	58,621.9340	12.63%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	151,984.7590	32.76%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	38,914.3080	8.39%

As of October 3, 2024, securities of the Tactical Allocation Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Tactical Allocation Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Tactical Allocation Fund Class C shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	42,142.6010	6.34%

As of October 3, 2023, securities of the Tactical Allocation Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

37

Tactical Allocation Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Tactical Allocation Fund Class I shares on October 3, 2023 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	49,812.8090	8.10%
LPL Financial 4707 Executive Drive San Diego, CA 92121	47,833.7070	7.78%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	152,314.0270	24.76%*
Szilagyi 2015 Family Trust 5 Abbington Drive Huntington, NY 11743	48,359.1930	7.86%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	90,491.7430	14.71%

*	May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October 3, 2024, securities of the Tactical Allocation Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 10.45% of the outstanding Class I shares of the Fund.

Dynamic Alpha Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Dynamic Alpha Fund Class A shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	166,134.8880	6.26%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	342,270.6270	12.90%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	1,009,740.1570	38.05%*
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	142,909.7960	6.28%

*	May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

38

As of October 3, 2024, securities of the Dynamic Alpha Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Dynamic Alpha Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Dynamic Alpha Fund Class C shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	274,613.9150	28.55%
Charles Schwab & Co., Inc. Special Custody Acct FBO Customers 211 Main Street San Francisco, CA 94105	56,638.2270	6.53%

*	May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of October 3, 2024, securities of the Dynamic Alpha Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Dynamic Alpha Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Dynamic Alpha Fund Class I shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	377,651.0840	20.53%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	261,627.9060	14.23%
Charles Schwab & Co., Inc. Special Custody Acct FBO Customers 211 Main Street San Francisco, CA 94105	627,412.1180	34.12%*

*	May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October 3, 2024, securities of the Dynamic Alpha Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 1.96% of the outstanding Class I shares of the Fund.

39

ADVISOR AND SUB-ADVISORS

Catalyst Capital Advisors LLC has been retained by the Trust, on behalf of the Funds under an investment advisory agreement (the “Advisory Agreement”) to act as each Fund’s advisor, subject to the oversight of the Board. The Advisor was organized under the laws of New York on January 24, 2006. The Advisor oversees the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. The address of the Advisor is 53 Palmeras St. Suite 601, San Juan, PR 00901. Jerry Szilagyi, a Trustee of the Trust, is the controlling member of the Advisor. The Advisor is under common control with AlphaCentric Advisors LLC and Rational Advisors, Inc., the investment advisers of other funds in the same group of investment companies also known as a “Fund Complex”, and with MFund Services LLC, a provider of management, legal administration and compliance services to the Funds and each other fund in the Fund Complex.

The Advisory Agreement provides that the Advisor will provide each Fund with investment advice and supervision and will continuously furnish an investment program for each Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Advisory Agreement, the Advisor directs the investment of the assets of each Fund in conformity with the investment objectives and policies of that Fund. It is the responsibility of the Advisor to make investment decisions for the applicable Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under the Advisory Agreement, each Fund pays the Advisor a monthly advisory fee based on its average daily net assets at the annual rates set forth below:

Fund	Contractual Advisory Fee
Insider Buying Fund	1.00%
Energy Infrastructure Fund	1.25%
Global Equity Fund	1.00%
Tactical Allocation Fund	1.25%
Dynamic Alpha Fund	1.00%

The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and other expenses paid by the Funds as detailed in each Fund’s Advisory Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, except for specific items of expense referred to below.

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment advisory fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. Each Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

40

The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Funds’ total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses, and extraordinary expenses, such as regulatory inquiry and litigation expenses) at the levels set forth in the table below through October 31, 2025.

Fund	Expense Limitation
Insider Buying Fund	Class A – 1.53% Class C – 2.28% Class I – 1.28%
Energy Infrastructure Fund	Class A – 1.68% Class C – 2.43% Class I – 1.43%
Global Equity Fund	Class A – 1.21% Class C – 1.96% Class I – 0.96%
Tactical Allocation Fund	Class A – 1.53% Class C – 2.28% Class I – 1.28%
Dynamic Alpha Fund	Class A – 1.38% Class C – 2.13% Class I – 1.13%

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three years following the date on which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver or the expense limitation in effect at the time of recoupment and the repayment is approved by the Board.

The Advisory Agreement with each Fund continued in effect for an initial two-year term and then continues from year to year as long as its continuation is approved at least annually by the Board, including a majority of the Independent Trustees,” or by the shareholders of the applicable Fund. Each Advisory Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the advisor and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the renewal of the Advisory Agreement for each Fund can be found in the Funds’ Financial Statements for the fiscal year ended June 30, 2024.

Each Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

41

The table below provides information about the advisory fees paid to the Advisor for the last three fiscal years ended June 30:

Fund		2022	2023	2024
Insider Buying Fund	Total Advisory Fee	$382,286	$153,537	$158,508
	Waiver	$106,821	$114,421	$111,701
	Net Advisory Fee	$275,465	$39,116	$46,807
Energy Infrastructure Fund	Total Advisory Fee	$2,247,559	$2,910,987	$3,138,815
	Waiver	$88,950	$145,542	$126,735
	Net Advisory Fee	$2,158,609	$2,765,445	$3,012,080
Global Equity Fund	Total Advisory Fee	$762,920	$753,715	$743,630
	Waiver	$277,805	$285,664	$291,573
	Net Advisory Fee	$485,115	$468,051	$452.057
Tactical Allocation Fund	Total Advisory Fee	$655,078	$462,314	$405,229
	Waiver	$196,082	$175,583	$170,596
	Net Advisory Fee	$458,996	$286,731	$234,633
Dynamic Alpha Fund	Total Advisory Fee	$1,622,681	$1,259,773	$1,200,337
	Waiver	$177,953	$172,829	$154,667
	Net Advisory Fee	$1,444,728	$1,086,944	$1,045,670

Sub-Advisor – Energy Infrastructure Fund

SL Advisors, LLC, an investment advisory firm founded in 2009 and registered as an investment advisor with the SEC on October 8, 2014, has been retained to act as the sub-advisor to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. SL Advisors is controlled by Simon Lack. In addition to serving as the investment sub-advisor to the Fund, SL Advisors provides investment advice to another registered investment company, individuals, family offices and institutions.

42

As compensation for the sub-advisory services it provides to the Fund, the Advisor pays SL Advisors 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” means advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to SL Advisors by the Advisor are paid from the Advisor’s advisory fee and is not an additional cost to the Fund. The Sub-Advisory Agreement was effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Sub-Advisory Agreement is in the Fund’s Financial Statements for the fiscal period ended June 30, 2024. For the fiscal years ended June 30, 2022, June 30, 2023, and June 30, 2024, SL Advisors received $1,079,304, $1,382,723, and $1,506,040, respectively, in sub-advisory fees for its services to the Energy Infrastructure Fund.

Sub-Investment Advisor –Global Equity Fund

Managed Asset Portfolios, LLC, an investment advisory firm founded in 2000, has been retained to act as the sub-advisor to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. MAP is controlled by Michael Dzialo, MAP’s President and Managing Member. MAP also provides investment advisory services to high net worth individuals, institutions, pension and profit-sharing plans and charitable organizations.

As compensation for the sub-advisory services it provides to the Fund, the Advisor pays MAP 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” means advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to MAP by the Advisor are paid from the Advisor’s advisory fee and is not an additional cost to the Fund. The Sub-Advisory Agreement was effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Sub-Advisory Agreement is in the Fund’s Financial Statements for the fiscal year ended June 30, 2024. For the fiscal years ended June 30, 2022, June 30, 2023, and June 30, 2024 MAP received $242,557, $234,025, and $226,029, respectively, in sub-advisory fees for its services to the Global Equity Fund.

Sub-Investment Advisor –Tactical Allocation Fund

Lyons Wealth Management LLC, an investment advisory firm founded in 2009, has been retained to act as the sub-advisor to the Tactical Allocation Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. Lyons is controlled by Alexander Read. Lyons also provides investment advisory services to high net worth individuals and associated trusts, estates, pension and profit-sharing plans.

As compensation for the sub-advisory services it provides to the Tactical Allocation Fund, the Advisor pays Lyons 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” means advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to Lyons by the Advisor are paid from the Advisor’s advisory fee and is not an additional cost to the Fund. The Sub-Advisory Agreement was effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Sub-Advisory Agreement is in the Fund’s Financial Statements for the fiscal period ended June 30, 2024. For the fiscal years ended June 30, 2022, June 30, 2023, and June 30, 2024, Lyons received $229,498, $143,365, and $117,316, respectively, in sub-advisory fees for its services to the Tactical Allocation Fund.

43

Sub-Investment Advisor – Dynamic Alpha Fund

Cookson, Peirce & Co., Inc., an investment advisory firm founded in 1984, has been retained to act as the sub-advisor to the Dynamic Alpha Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. Over the last 20 years, CP has managed the assets of some of the country’s most prominent families and institutions.

As compensation for the sub-advisory services it provides to the Dynamic Alpha Fund, the Advisor pays CP a minimum of 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” means advisory fees collected from the Dynamic Alpha Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to CP by the Advisor are paid from the Advisor’s advisory fee and is not an additional cost to the Dynamic Alpha Fund. The Sub-Advisory Agreement was effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Sub-Advisory Agreement is in the Fund’s Financial Statements for the fiscal year ended June 30, 2024. For the fiscal years ended June 30, 2022, June 30, 2023, and June 30, 2024, CP received $863,120, $659,498, and $656,342, respectively, in sub-advisory fees for its services to the Dynamic Alpha Fund.

Portfolio Manager –Insider Buying Fund

Subject to the oversight and approval of the Advisor, David Miller and Charles Ashley are the portfolio managers responsible for the day-to-day management of the Insider Buying Fund’s portfolio. Mr. Miller’s compensation from the Advisor is based on a percentage of the overall profits of the Advisor. He is also entitled to a portion of the proceeds if the Advisor sells all or a portion of the Advisor’s business. He also participates in a pension plan. Mr. Ashley’s compensation from the Advisor is a fixed base salary and a discretionary bonus based on the discretion of the Advisor.

Portfolio Managers –Global Equity Fund

Subject to the oversight and approval of the Advisor, Michael Dzialo, Peter Swan, Karen Culver and Zachary S. Fellows, as portfolio managers, have primary responsibility for the day-to-day management of the Global Equity Fund’s portfolio. Mr. Dzialo’s compensation is based on a salary plus the overall profits of MAP. He is the sole owner of the firm and therefore benefits from any increase in value of the firm. Mr. Swan’s compensation is based on a salary plus a percentage of the profits from MAP’s mutual fund business and is a member of the firm’s long term key employee performance incentive and retention plan. Ms. Culver’s compensation is based on a salary plus a percentage of the profits from MAP’s mutual fund business and is a member of the firm’s long term key employee performance incentive and retention plan. Mr. Fellows compensation is based on a salary plus a percentage of the profits from MAP’s mutual fund business and is a member of the firm’s long term key employee performance incentive and retention plan.

Portfolio Managers –Tactical Allocation Fund

Subject to the oversight and approval of the Advisor, Alexander Read and Matthew Ferratusco are jointly and primarily responsible for the day-to-day management of the Tactical Allocation Fund’s portfolio. Messrs. Read and Ferratusco’s compensation from Lyons is based on a salary plus a discretionary bonus based on the overall profits of the firm.

Portfolio Managers – Dynamic Alpha Fund

Subject to the oversight and approval of the Advisor, Bruce W. Miller, Cory S. Krebs and Luke O’Neill are the portfolio managers responsible for the day-to-day management of the Dynamic Alpha Fund’s portfolio. Messrs. Miller, Krebs and O’Neill’s compensation from CP is based on a fixed salary plus bonus based on the overall profits of CP. They are also entitled to a portion of the proceeds if CP sells all or a portion of its business. They also participate in a 401(k) retirement plan.

44

Portfolio Manager - Energy Infrastructure Fund

Subject to the oversight and approval of the Advisor, Simon Lack and Henry Hoffman are jointly and primary responsible for the day-today management of the Fund’s portfolio. Messrs. Lack and Hoffman’s compensation is based on a percentage of the overall profits plus bonus based on a percentage of overall profits of SL Advisors.

Portfolio Managers’ Other Accounts Managed – All Funds

As of June 30, 2024, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by David Miller, Charles Miller, Simon Lack, Henry Hoffman, Michael Dzialo, Peter Swan, Karen Culver, Zachary Fellows, Alexander Read, Matthew Ferratusco, Bruce W. Miller, Cory S. Krebs, and Luke O’Neill are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets (millions)
David Miller	7	$1,600	0	$0	0	$0
Charles Ashley	6	$1,600	0	$0	0	$0
Simon Lack	2	$299	0	$0	55	$60
Henry Hoffman	2	$299	0	$0	55	$60
Michael Dzialo	2	$89.7	1	$9.5	1935	$966.5
Peter Swan	2	$89.7	0	$9.5	1935	$966.5
Karen Culver	2	$89.7	1	$9.5	1935	$966.5
Zachary S. Fellows	2	$89.7	1	$9.5	1935	$966.5
Alexander Read	1	$35	0	$0	275	$150
Matthew Ferratusco	1	$35	0	$0	275	$150
Cory S. Krebs	1	$129	0	$0	2189	$2,104
Bruce W. Miller	1	$129	0	$0	2189	$2,104
Luke O’Neill	1	$129	0	$0	2189	$2,104

The advisory fee for the registered investment companies, other pooled investment vehicles or other accounts managed by each of the portfolio managers listed above, are not based on the performance of the respective account.

45

The following table shows the dollar range of equity securities of the Funds beneficially owned by each portfolio manager as of June 30, 2024.

Name of Portfolio Manager	Fund Name	Dollar Range of Equity Securities in the Funds
David Miller	Insider Buying Fund	None
Charles Ashley	Insider Buying Fund	None
Simon Lack	Energy Infrastructure Fund	$100,001-$500,000
Henry Hoffman	Energy Infrastructure Fund	$100,001-$500,000
Michael Dzialo	Global Equity Fund	None
Peter Swan	Global Equity Fund	$100,001 - $500,000
Karen Culver	Global Equity Fund	$1 - $10,000
Zachary S. Fellows	Global Equity Fund	None
Alexander Read	Tactical Allocation Fund	$10,001 - $25,000
Matthew Ferratusco	Tactical Allocation Fund	None
Bruce W. Miller	Dynamic Alpha Fund	$50,001 – $100,000
Cory S. Krebs	Dynamic Alpha Fund	$500,001 - $1,000,000
Luke O’Neill	Dynamic Alpha Fund	$100,001 - $500,000

Potential Conflicts of Interest – Advisor and Sub-Advisors

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day advisory responsibilities with respect to more than one fund or other accounts. Advising multiple accounts may result in a portfolio manager devoting unequal time and attention to each account. Advising multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

With respect to securities transactions for the Funds, the Advisor or Sub-Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio managers may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based advisory fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ code of ethics will adequately address such conflicts.  One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund

46

shares.  Because each portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

Each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Funds may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Funds’ assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Funds’ assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

The Advisor, each Sub-Advisor and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

The Advisor, MAP, Lyons, CP, SL Advisors, Northern Lights Distributors, LLC and the Funds have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act.  The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Funds.  Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Funds, subject to the restrictions of the code. The codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as administrator, fund accountant and transfer agent for the Funds pursuant to the Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. Ultimus is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. Ultimus is an affiliate of the distributor.

Ultimus may also provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of Ultimus or its affiliates.

The Agreement was in effect for an initial term of three years from the effective date for the Funds, and continues in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or Ultimus on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of Ultimus. The Agreement provides that Ultimus shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, Ultimus performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate

47

its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination of periodic reports to the Board, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust’s audits and examinations by assisting the Funds’ independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensuring that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Funds; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and paying, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting the Funds in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of Ultimus); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

Ultimus also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of each Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for each Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Funds’ custodian and Advisor; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Funds.

Ultimus also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, Ultimus is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For these services, each of the Funds pays Ultimus an annual asset-based fee of 0.13% of net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out-of-pocket expenses.

Prior to November 15, 2021, Gemini Fund Services, LLC (“GFS”), an affiliate of Ultimus, provided administrator, fund accountant and transfer agent services to the Funds. The Funds paid the following fees for these services for the fiscal years ended June 30:

Fund	Fiscal Year Ended June 30, 2022	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2024
Insider Buying Fund	$33,213	$26,242	$26,635
Energy Infrastructure Fund	$80,382	$94,321	$94,078
Global Equity Fund	$45,275	$52,490	$53939
Tactical Allocation Fund	$35,976	$32,460	$31,068
Dynamic Alpha Fund	$70,102	$60,293	$54,660

MFund Services LLC (“MFund”) provides the Funds with various management and legal administrative services under a Management Services Agreement. For these services, the Funds pay MFund an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the Funds in the Trust advised by the Advisor):

0.10% of net assets up to $50 million;

0.07% of net assets from $50 million to $100 million;

0.05% of net assets from $100 million to $250 million;

0.04% of net assets from $250 million to $500 million;

0.03% of net assets from $500 million to $1 billion;

0.02% of net assets from $1 billion to $5 billion;

0.01% of assets from $5 billion and above

48

In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of Catalyst and of AlphaCentric Advisors LLC, and a Trustee of the Trust. For the last three fiscal years ended June 30, the Funds paid MFund the following fees for its management services:

Fund	Fiscal Year Ended June 30, 2022	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2024
Insider Buying Fund	$13,049	$3,026	$2,966
Energy Infrastructure Fund	$46,994	$47,152	$46,349
Global Equity Fund	$22,430	$15,261	$13,735
Tactical Allocation Fund	$16,651	$7,519	$6,078
Dynamic Alpha Fund	$42,935	$25,455	$22,059

COMPLIANCE SERVICES

MFund provides the Chief Compliance Officer and certain compliance related services to the Trust pursuant to a Compliance Services Agreement. During the fiscal years ended June 30, 2022, June 30, 2023, and June 30, 2024, the Funds paid MFund Services the following amounts for compliance services:

Fund	Fiscal Year Ended June 30, 2022	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2024
Insider Buying Fund	$6,585	$6,002	$6,152
Energy Infrastructure Fund	$13,889	$16,391	$16,861
Global Equity Fund	$9,455	$10,630	$10,642
Tactical Allocation Fund	$11,656	$12,593	$12,156
Dynamic Alpha Fund	$14,513	$14,126	$13,999

CUSTODIAN

Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association (the “Custodian”), 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, the Custodian serves as the custodian of the Funds. The Custodian has custody of all securities and cash of the Funds. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103. Shareholders will receive annual financial statements, together with a report of the independent accountants, and semiannual unaudited financial statements of the Funds. Cohen & Company, Ltd. will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

49

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board or by vote of a majority of the outstanding shares of a Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to a Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

The Trust, on behalf of the Funds, has adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b—1 under the 1940 Act (the “Plans”). Rule 12b—1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under each Fund’s Plan related to the Class A Shares, the Funds incur an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”). Class A Shares of the Funds are currently incurring an annual fee of up to 0.25% of its average daily net assets. If authorized by the Board and upon notice to shareholders, the Funds may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. Under each Fund’s Plan related to the Class C Shares, the Funds incur an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares (the “Class C 12b-1 Fee”) (the Class A 12b-1 Fee and Class C 12b-1 Fee are collectively referred to as the “12b-1 Fees”).

Each 12b—1 Fee may be used to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse parties for shareholder services and distribution related expenses.

Each Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). Each Fund’s Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of a Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the

50

amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Fund’s Plan would be required to be approved by vote of the Board, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Dealers who are holders or dealers of record for accounts in one or more of the Funds may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Advisor or a Sub-Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Advisor or Sub-Advisor may include financial assistance to dealers that enable the Advisor or Sub-Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the FINRA. The Advisor or Sub-Advisor make payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

The table below states the amounts paid by each Fund’s Class A and Class C shares under the distribution plan for the fiscal year ended June 30, 2024.

Fund	Class A Shares	Class C Shares
Insider Buying Fund	$23,068	$20,224
Energy Infrastructure Fund	$72,580	$283,622
Global Equity Fund	$24,378	$75,784
Tactical Allocation Fund	$13,935	$131,215
Dynamic Alpha Fund	$144,688	$222,819

The table below states the principal types of activities for which each Fund made payments under the distribution plan for the fiscal year ended June 30, 2024.

Fund	Advertising	Printing & Mailing of Prospectuses	Compensation to Underwriters	Compensation to Broker Dealers	Compensation to Sales Personnel	Interest, Carrying or other Financial Charges	Other - Marketing	Other- Accrued and Unpaid Expenses
Insider Buying Fund Class A	—	—	—	$17,315	—	—	$5,120	$633
Class C	—	—	—	$20,271	—	—		$(47)
Energy Infrastructure Fund Class A				$64,639	—	—	$5,881	$2,060
Class C				$273,798	—	—		$9,824
Global Equity Fund Class A	—	—	—	$19,092	—	—	$5,568	$(282)
Class C	—	—	—	$74,762	—	—		$1,022
Tactical Allocation Fund Class A	—	—	—	$12,185	—	—	$1,248	$502
Class C	—	—	—	$132,482	—	—		$(1,267)
Dynamic Alpha Fund Class A	—	—	—	$120,718	—	—	$30,915	$(6,945)
Class C	—	—	—	$221,503	—	—		$1,316

51

Distribution Agent. Alt Fund Distributors LLC (“Distribution Agent”), located at 140 East 45th Street, Suite 15B, New York, NY 10017, an affiliate of the Advisor, provides marketing and other services intended to result in the sale of Fund shares pursuant to the Wholesale and Distribution Agent Agreement between the Trust, Advisor, Distributor and Distribution Agent. For such services, Distribution Agent is entitled to receive 0.005% on the sale of Fund shares from the Advisor, a portion of which may be offset by dealer reallowances, and 12b-1 fees. For the fiscal year ended June 30, 2024, the Distribution Agent received the amounts set forth below:

Fund	Net Underwriting Discounts and Commissions
Insider Buying Fund	$2,388
Energy Infrastructure Fund	$20,888
Global Equity Fund	$1,718
Tactical Allocation Fund	$1,424
Dynamic Alpha Fund	$10,347

52

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Funds may directly enter into agreements with “financial intermediaries” pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Underwriter, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Funds’ shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Funds’ shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Funds’ shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Funds’ shares. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Although the Funds may use financial firms that sell its shares to effect portfolio transactions for the Funds, the Funds and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

53

SECURITIES LENDING TRANSACTIONS

The dollar amounts of income and fees and compensation paid to all service providers in connection with the Funds’ securities lending activities during the most recent fiscal year were as follows:

	Insider Buying Fund	Dynamic Alpha Fund
Gross income from securities lending activities (including income from cash collateral reinvestment)	$227,354	$861,302
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(1,564)	$(8,229)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(1,230)	$(4,645)
Administrative fees not included in revenue split
Indemnification fees not included in revenue split
Rebate (paid to borrower)	$(218,305)	$(815,514)
Other fees not included in revenue split
Aggregate fees/compensation for securities lending activities	$(221,099)	$(828,389)
Net income from securities lending activities	$6,255	$32,913

The Energy Infrastructure Fund, Global Equity Fund and Tactical Allocation Fund did not engage in securities lending activities during the fiscal year ended June 30, 2024.

PROXY VOTING POLICY

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Advisor or sub-advisor, as follows:

Fund	Responsible Party
Insider Buying Fund	Catalyst
Energy Infrastructure Fund	SL Advisors
Global Equity Fund	MAP
Tactical Allocation Fund	Lyons
Dynamic Alpha Fund	CP

The proxy voting delegates may further delegate such proxy voting to a Sub-Advisor or a third-party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and procedures. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of a Fund’s shareholders. In such a

54

case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board. A copy of the proxy voting policies are attached hereto as Appendix B through Appendix G.

Information on how the Funds voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228 or on the SEC’s internet site at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures is also available by calling 1-866-447-4228 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Funds’ response to market conditions. The portfolio turnover rate of the Funds for the last three fiscal years ended June 30 were as follows:

Fund	Fiscal Year Ended June 30, 2022	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2024
Insider Buying Fund	66%	214%	183%
Energy Infrastructure Fund	25%	18%	22%
Global Equity Fund	10%	27%	22%
Tactical Allocation Fund	54%	94%	17%
Dynamic Alpha Fund	85%	79%	63%

The decrease in the Tactical Allocation Fund’s portfolio turnover rate from 94% in the 2023 fiscal year to 17% in the 2024 fiscal year was the result of the Fund’s tactical investment strategy.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor and Sub-Advisors attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund on the basis of the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor or Sub-Advisors, be reasonable in relation to the value of the brokerage services provided, under each Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor or Sub-Advisor may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor or Sub-Advisor for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor or Sub-

55

Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s or Sub-Advisor’s overall responsibilities to the Funds and to their other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers may be used for the benefit of all of the clients of the Advisor or Sub-Advisor and not solely or necessarily for the benefit of the Funds. The Advisor’s or Sub-Advisor’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort may be used by the Advisor or Sub-Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Funds pay to the Advisor or Sub-Advisor will not be reduced as a consequence of the Advisor’s or Sub-Advisor’s receipt of brokerage and research services. To the extent a Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor or Sub-Advisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor or Sub-Advisor in carrying out its obligations to the Funds.

Certain investments may be appropriate for the Funds and also for other clients advised by the Advisor or Sub-Advisor. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor or Sub-Advisor, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

Each Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, each Fund may place a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor or Sub-Advisor. As the level of option writing or stock trading increases, the level of commissions paid by each Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor or Sub-Advisor to effect as many transactions as possible, thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, a Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the 1940 Act, persons affiliated with the Advisor, the Sub-Advisor, the Distributor or an affiliate of the Advisor, Sub-Advisors or Distributor, may be prohibited from dealing with the Funds as a principal in the purchase and sale of securities.

56

The Advisory Agreement and each Sub-Advisory Agreement provides that affiliates of the Advisor or the Sub-Advisors, as applicable, may receive brokerage commissions in connection with effecting such transactions for the Funds. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Board, be (a) at least as favorable to a Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to a Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Independent Trustees not to be comparable to the Fund. The Independent Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to a Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Advisory Agreement, the Distribution Agreement, and the Sub-Advisory Agreements do not provide for a reduction of the Distributor’s, Advisor’s, or Sub-Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Funds. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

A Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, a Sub-Advisor, the Distributor or their affiliates.

The Funds paid the following amounts in commissions on the purchase and sale of securities for the last three fiscal years ended June 30. No commissions were paid to the Distributor or any affiliate of the Advisor, a Sub-Advisor, or the Distributor.

Fund	Fiscal Year Ended June 30, 2022	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2024
Insider Buying Fund	$66,358	$66,358	$28,357
Energy Infrastructure Fund	$68,465	$68,465	$72,237
Global Equity Fund	$10,858	$10,858	$16,552
Tactical Allocation Fund	$6,629	$6,629	$1,684
Dynamic Alpha Fund	$27,750	$27,750	$14,090

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with a Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in a Fund. Purchase requests should be addressed to the dealer or agent from which

57

this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which a Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board has determined that, until otherwise approved by the Board, all redemptions in the Funds be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current NAV to pay such charge.

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares (of any class) owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the “Investor”) in some or all of the Funds to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for

58

a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV.

For example, if an investor owned Class C shares of the Global Equity Fund worth $40,000 at the current NAV and purchased an additional $10,000 of Class A shares of the Dynamic Alpha Fund, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the prospectus.

Exchange Privilege

As described in the Funds’ Prospectus under “How To Redeem Shares—Exchange Privilege,” each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds in the Trust, in the same class shares at NAV, provided the account registration information of the other Fund is the same. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the fund and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH

CERTAIN FINANCIAL INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may impose different sales charges and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to the Prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is incorporated by reference into (or legally considered part of) the Prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales

59

charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

NET ASSET VALUE

For each Fund, NAV per share is determined by dividing the total value of that Fund’s assets, less any liabilities, by the number of shares of that Fund outstanding.

The net asset value per share of each Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Assets for which market quotations are available are valued, by independent pricing services, as follows:

●	Exchange-traded domestic equity securities are generally valued at the last sales price on a national securities exchange (except the Nasdaq Stock Market). Domestic equity securities traded on the Nasdaq Stock Market are generally valued at the Nasdaq Official Closing Price (NOCP) on the date of valuation. Domestic equity securities that are not traded on an exchange are generally valued at the last sales price. Exchange-traded foreign equity securities are generally valued, in the appropriate currency, at the last quoted sales price on the relevant exchange. Foreign equity securities that are not exchange-traded are generally valued, in the appropriate currency, at the last sales price. Rights and warrants are valued at the last sales price on a national securities exchange.

●	Debt securities, including foreign debt securities, are valued by an approved independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost unless it is determined that amortized cost does not represent fair value (e.g., securities that are not expected to mature at par). Debt securities with remaining maturities of 60 days or less that are not valued based on amortized cost are valued based on prices provided by approved independent pricing services.

●	Shares of ETFs and closed-end registered investment companies are valued in the same manner as other equity securities. Mutual funds are valued at their net asset values.

●	Foreign currencies are valued at the last quoted foreign exchange London close quotation from an approved independent pricing service. The value of assets and liabilities denominated in currencies other than the U.S. dollar are translated into their U.S. dollar equivalent values at such last foreign exchange quotation.

●	Exchange-listed swaps and total return swaps on exchange-listed securities are generally valued at the last quoted sales price. Other swaps are valued by an approved independent pricing service. If no valuation is available from an approved independent pricing service, then at the price received from the broker-dealer/counterparty that issued the swap.

●	Exchange-traded options are generally valued at the closing price or last sale price on the primary exchange for that option as recorded by an approved independent pricing service. Exchange-traded options that are part of a straddle are valued at the mean price provided by an approved independent pricing service. Over-the-counter index options and other derivative contracts (other than swaps as set forth above) on securities, currencies and other financial instruments are generally valued at mean prices provided by an approved independent pricing service. In the absence of such a value, such derivatives contracts are valued at the marked-to-market price (or the evaluated price if a

60

marked-to-market price is not available) provided by the broker-dealer with which the option was traded (which may also be the counterparty).

●	Futures contracts are valued at their settlement price on the exchange on which they are traded. If settlement price is not available, the contracts are priced at the last trade price prior to the close. If the settlement price or last trade price is not available, then at the mean of the quoted bid and asked prices on such exchange.

●	Foreign currency forward contracts are valued by an approved independent pricing service at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the prevailing forward rates, and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the London Stock Exchange (usually 11:00 a.m. Eastern Time).

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when the Board believes such prices reflect the fair value of such securities. Securities that are fair valued by a Fund’s valuation designee are normally those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company’s involvement in merger or acquisition activity, with widely varying valuations placed on the company’s assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Advisor using methods and procedures reviewed and approved by the Trustees.

TAX INFORMATION

Each Fund intends to qualify as a regulated investment company, or “RIC,” under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve a Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may now be carried forward indefinitely and retain the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

At June 30, 2024, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

	Short-Term	Long-Term	Total	CLCF Utilized
Insider Buying Fund	$46,321,777	$1,435,212	$47,756,989	$4,616,119
Energy Infrastructure Fund	$9,772,352	$16,011,709	$25,784,061	$11,245,502
Global Equity Fund	$ —	$ —	$ —	$ —
Tactical Allocation Fund	$624,187	$846,422	$1,470,609	$ —
Dynamic Alpha Fund	$ —	$ —	$ —	$287,660

61

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

INVESTMENTS IN FOREIGN SECURITIES

The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund’s income dividends paid to you.

Pass-Through of Foreign Tax Credits. A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Funds will be able to do so. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in a Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. Each Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, a Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case a Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require a Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

62

BACKUP WITHHOLDING

The Funds may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 24%) of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Other Reporting and Withholding Requirements.   Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

FOREIGN SHAREHOLDERS

The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax.

FINANCIAL STATEMENTS

The financial statements of each Fund and the independent registered public accounting firm’s report appearing in the Financial Statements for the fiscal year ended June 30, 2024 are incorporated herein by reference. You can obtain the Financial Statements without charge by calling the Funds at 1-866-447-4228.

63

Appendix A—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of S&P Global Ratings (“S&P”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of S&P Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions

64

than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

65

Appendix B

CATALYST CAPITAL ADVISORS LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

Day-to-day administration of proxy voting may be provided internally or by a third-party service provider, depending on client type, subject to the ultimate oversight of the Advisor. The Advisor shall supervise the relationships with its proxy voting services, ISS. ISS apprises the Advisor of shareholder meeting dates, and casts the actual proxy votes. ISS also provides research on proxy proposals and voting recommendations. ISS serves as the Advisor’s proxy voting record keepers and generate reports on how proxies were voted. The Advisor periodically reviews communications from ISS to determine whether ISS voted the correct amount of proxies, whether the votes were cast in a timely manner, and whether the vote was in accordance with the Policies or the Advisor’s specific instructions.

In order to fulfill its responsibilities under the Act, Catalyst Capital Advisors, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

66

Climate Change:

Say on Climate (SoC) Management Proposals: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

●	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

●	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

●	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

●	Whether the company has sought and received third-party approval that its targets are science-based;

●	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

●	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

●	Whether the company’s climate data has received third-party assurance;

●	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

●	Whether there are specific industry decarbonization challenges; and

●	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan. taking into account information such as the following:

●	The completeness and rigor of the company’s climate-related disclosure;

●	The company’s actual GHG emissions performance;

●	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

●	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

●	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities; ▪

●	The company’s level of disclosure compared to industry peers; and ▪

●	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

●	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities; ▪ The company’s level of disclosure is comparable to that of industry peers; and ▪

67

●	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

●	Whether the company provides disclosure of year-over-year GHG emissions performance data;

●	Whether company disclosure lags behind industry peers;

●	The company’s actual GHG emissions performance

●	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

●	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

●	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

●	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

●	The scope and structure of the proposal;

●	The company’s current level of disclosure on renewable energy use and GHG emissions; and

●	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

68

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

69

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

70

Appendix C

Managed Asset Portfolios, LLC

PROXY VOTING POLICIES AND PROCEDURES

APPENDIX II

PROXY VOTING

Amended: October 13, 2023

POLICY

Managed Asset Portfolios, LLC (hereinafter “the Adviser” or “MAP”) acts as discretionary investment adviser to high-net-worth individuals and institutional accounts (“clients”). Our policy is to exercise voting authority with respect to clients’ securities only if a client has authorized us to exercise such discretion pursuant to the client’s advisory contract or otherwise in writing. Clients may instruct MAP that they will vote proxies for the securities in their account. Unless otherwise requested by the client in writing, Adviser shall have the authority to vote proxies on all securities held in client accounts.

Our policy is to vote proxies in the best interests of clients. In pursuing this policy, we vote in a manner that is intended to maximize the value of client’s assets. Our investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business.

PHILOSOPHY

These guidelines are intended to provide an overview of how we may vote on particular corporate governance issues.

Our high-level principle guidelines:

1.	MAP holds directors accountable - as our elected representatives, one of the most impactful votes we can cast is to support or withhold our support for those nominated to represent our clients.

2.	We do not like to micromanage, but when directors are not representing our clients not only will we vote against or withhold support, but we will support shareholder proposals that we believe may lead to long-term value creation.

3.	MAP generally likes more transparency - except in extraordinary circumstances, we believe access to more information, of higher quality, helps us make better investment decisions.

4.	MAP expects the companies we invest in to enact strong corporate controls and to conduct business in an ethical manner.

71

OUR APPROACH TO ENGAGEMENT AND PROXY VOTING

In addition to proxy voting, we view constructive engagement with boards and management teams as an important part of our approach to investment stewardship. When appropriate, we will directly engage with companies on corporate governance matters to discuss specific concerns we may have. We believe companies need to maintain good communications with shareholders through open dialogue during conference calls, investor relations calls, and investor days.

INTERNATIONAL VOTING

MAP considers corporate governance as part of our investment approach. MAP seeks to vote all U.S. proxies. Proxies for companies outside the U.S. are also voted, provided there is sufficient time and information available. We may not exercise our voting authority if voting would impose costs on Managed Asset Portfolios, including opportunity costs. We have therefore drafted our guidelines to be globally applicable, but acknowledge there may be variations in practice among local laws and regulations.

The procedures and guidelines described below are intended to implement this proxy voting policy.

PROCEDURES

Managed Asset Portfolios has contracted Broadridge to implement these custom proxy voting guidelines and to refer back to MAP on certain case-by-case agenda items, as needed. It is the responsibility and obligation of MAP employees to monitor and report any conflicts that have arisen between clients and the firm that could affect the proxy voting process, including (a) significant client relationships; (b) other potential material business relationships; and (c) material personal and family relationships.

Our Operations Team, utilizing alerts set up with Broadridge’s ProxyEdge product, is responsible for monitoring corporate actions and ensuring that all proxies are received and forwarded to the Portfolio Management Team. It is here that the ProxyEdge product provides MAP with a platform that enables the firm to manage voting mechanisms more efficiently and improve record retention. From there, the Portfolio Management Team must hold a meeting to discuss the matter in a timely manner and do any necessary research on the issue. The decision as to how to vote is communicated to the Operations Team who then enter the vote into ProxyEdge. In some circumstances, the Portfolio Management Team may become aware that an issuer subject to a vote intends to file or has filed additional soliciting materials setting forth the issuer’s views regarding the vote. These materials may or may not reasonably be expected to affect the Portfolio Management Team’s voting determination and they may become available after or around the same time that the Portfolio Management Team’s votes have been cast but before the submission deadline for proxies to be voted at the shareholder meeting. In the event this occurs sufficiently in advance of the submission deadline and such information would reasonably be expected to affect MAP’s vote, the Portfolio Management Team would consider such information prior to exercising voting authority. Managed Asset Portfolio is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

As with all votes, when we internally review an agenda, MAP considers the long-term financial merits of the proposal and takes into account relevant environmental or social impacts that may result from supporting the proposal. Consideration of high governance standards and board controls in proxy voting does not alter our long-standing, traditional and fundamental investment analysis, value philosophy and strategies.

72

Proxy voting decisions will be determined solely by the Portfolio Management Team. The ProxyEdge service does not include any Broadridge recommendations as to the manner in which MAP should vote or the factors that MAP should consider when voting on any issue, candidate or ballot proposition. In instances where the client(s) has directed MAP to hold a specific security(ies), but have elected MAP to vote their proxies, the Portfolio Management Team will vote according to the Proxy Voting Process described herein except in instances of case-by-case issues where we will defer to management and vote according to their recommendation. Issues not covered by these guidelines or any deviations from these guidelines must be discussed with and reviewed by the Portfolio Management Team. Any decision requires a unanimous vote, except for those where the client has directed MAP to hold a specific security.

MAP may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

PROXY VOTING PROCESS

The following sections detail how MAP votes on the primary and most prevalent topics presented to shareholders at annual and special meetings:

CORPORATE

Non-Audit Fees – Vote against the ratification of auditors when a company’s non-audit fees (i.e., consulting fees) are greater than 50 percent of total fees paid to the auditor.

Auditor Tenure – We do not factor in tenure in auditor ratification proposals.

SHAREHOLDER EQUITY

Authorized Capital Increase – Requests for additional capital are analyzed on a case-by-case basis after considering the company’s use of authorized shares during the last three years, disclosure in the proxy statement of the specific purposes of the proposed increase, disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request, and the dilutive impact of the request.

Blank Check Preferred – MAP generally opposes authorization of “blank check” preferred stock since it may be a possible entrenchment or anti-takeover device. MAP may support blank check share issuances where the company has committed to not use it for anti-takeover and has a legitimate need for the financing with this being an advantageous method.

Equal Voting Rights – Generally, shareholders should be entitled to votes in proportion to their economic interests. Companies with multiple share classes should regularly engage shareholders on the topic.

Increase or Issuance of Preferred Stock – MAP generally supports proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.

Reverse Stock Splits - Vote for management proposals to implement a reverse stock split.

73

Share Repurchase Programs - Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns.

Vote Case-By-Case on Shareholder Proposals and to Repurchase Shares Directly from Specified Shareholders.

74

ENVIRONMENTAL/SOCIAL

Shareholder proposals in the environmental and social categories tend to fall into two categories: those requesting reports or additional disclosure, and those that are more prescriptive such as requests for policies or the company to take action beyond issuing a report. Generally speaking, MAP supports requests for additional disclosure, and we evaluate requests for action beyond that on a case-by-case basis. In both circumstances, MAP relies on its assessment of the financial relevance of the matter.

CORPORATE GOVERNANCE

Adjourn Meeting - Generally support unless the agenda items are not aligned with shareholders’ best long-term economic interests.

Amendment to Charter/Articles/Bylaws - Shareholders should generally have the right to vote on key governance concerns and amendments. When voting MAP considers the stated rationale; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances.

Exclusive Forum Provisions - MAP generally supports exclusive forum for certain shareholder litigation.

IPO Governance - One vote for one share is our preferred structure for public companies.

Other Business - We oppose these proposals since we may not have an opportunity to review and understand those measures and carry out an appropriate review.

Poison Pill Plans - Although MAP opposes most plans, we may support plans that include:

●	Shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed;

●	A reasonable “qualifying offer clause”;

●	An all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill;

●	Where it is protecting tax or economic benefits.

For shareholder proposals, MAP generally votes to rescind poison pills.

Proxy Access - MAP believes that shareholders should be able to nominate directors on the company’s proxy card. MAP generally supports proxy access proposals which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board.

Reincorporation - MAP generally supports management and prefers to understand the strategic rationale behind the proposal to reincorporate.

Greenmail – MAP is supportive of management and shareholder proposals seeking adoption of anti-green mail charters or bylaw amendments.

75

Simple Majority Voting - MAP generally favors a simple majority requirement to pass proposals. MAP supports the reduction or the elimination of supermajority voting, although in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholders.

Virtual Meetings - Shareholders should be able to participate in annual and special meetings and virtual meetings may facilitate accessibility, inclusiveness, and efficiency. We are concerned however if the technology is used to limit shareholder participation.

COMPENSATION

Claw Back Proposals - MAP generally favors recoupment from compensation based on faulty financial reporting or deceptive business practices.

Management Say-on-Pay – MAP generally supports management proposals seeking advisory votes on executive compensation with closer scrutiny on pay magnitude and performance alignment, internal pay disparity, performance-based equity, and problematic change-in-control and/or severance provisions.

Equity-Based Compensation Plans – MAP generally votes with management on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices.

Incentive Bonus Plans - Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans.

Frequency of “Say on Pay” Advisory Resolutions - Generally support annual advisory votes.

Golden Parachutes - Golden parachutes may encourage management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out presents risk of a sub-optimal sale price. When evaluating a golden parachute plan, we consider whether the triggering event is in the interest of shareholder.

Option Exchanges - There may be instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted.

Supplemental Executive Retirement Plans - MAP may support shareholder proposals requesting to put supplemental executive retirement plans (“SERP”) benefits to a shareholder vote.

BOARD OF DIRECTORS

MAP’s starting position is one of support for the Board. However, we may at times determine that the Board is not representing our clients’ interests, and in those cases, we may withhold our support or vote against.

Board Diversity – MAP is supportive of diverse boards. On this matter, as with others, we believe in voicing our view via engagement with boards and management teams in addition to our proxy vote. If we determine a company has failed to make sufficient efforts or demonstrate progress towards a more diverse director slate, we may escalate our

76

concerns and vote against key directors, such as the chair of the nominating committee. MAP may also consider supporting shareholder requests for increased reporting on company efforts to diversify the board.

Board Independence - The majority of the Board should be comprised of independent Directors. In situations where this is not the case, MAP will vote against the Nominating and Governance Committee of the Board.

Board Size - MAP typically defers setting the size of the board to the board. However, boards that are too small or too large may not function efficiently.

Contests for Control - Assessed on a case-by-case basis, MAP considers the qualifications of the candidates on both slates, the validity of the concerns identified by the dissident, the viability of the plans from the competing slates, the likelihood that the dissident’s plan will produce the desired impact, and whether the dissident represents the best option for enhancing long-term shareholder value.

CEO and Management Succession Planning - MAP supports transparency into the executive succession planning process, including Board responsibility; recognizing appropriate sensitivity, we tend to defer to the Nominating and Governance Committee of the Board.

Classified / Staggered Board - MAP believes that directors should be elected annually but may support staggered boards on a case-by-case basis.

Cumulative Voting - MAP believes that a majority vote standard is in the best long-term interests of shareholders but tend to defer to management.

Director Participation – MAP believes directors must be actively engaged and in attendance for at least 75% of board meetings throughout the year. If director nominees fail to attend board meeting, MAP will vote against the nominee.

Director Compensation - Compensation for directors should be structured to attract, retain and align directors’ interests with shareholders. It should be linked with long - term value creation and directors should build share ownership over time.

Director Tenure - Tenure is not a factor in our classifying directors.

Independent Chair and Separation of CEO/Chair Positions – MAP has a preference for independent chairs or an independent lead director. We take into consideration the following: The scope and rationale of the proposal;

●	The company’s current board leadership structure;

●	The company’s governance structure and practices;

●	Company performance; and

●	Any other relevant factors that may be applicable.

Key Committee Independence - MAP tends to vote against or withhold votes from non-independent director nominees if they serve on the audit, compensation, or nominating

77

committee or if the company lacks a key board committee so that the full board functions as that committee.

Majority Vote Requirements - MAP prefers directors to be elected by a majority of the shares voted.

Over Boarding - MAP evaluates the number of boards that a director is on, and would contemplate voting against a director if they had too many roles with other firms. We believe that they will not perform their duties to the best of their ability if they are too stretched. This is evaluated on a case-by-case basis.

Reimbursement of Expenses for Successful Shareholder Campaigns - We generally support shareholder proposals seeking the reimbursement of proxy contest expenses if the contest is well merited in our view.

Risk Oversight Failure - MAP may vote against directors due to failure to manage environmental, social and governance (ESG) risks.

Responsiveness to Shareholders - If MAP believes a board has not been responsive to shareholders, we may vote against the responsible committee or individual director, and if the circumstances merit, the entire board.

Shareholder Rights - MAP expects a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the responsible committee or individual director, and if the circumstances merit, the entire board.

CORPORATE ACTIONS – MERGERS & ACQUISITIONS

Vote case-by-case considering the following features:

●	The premium relative to the unaffected share price;

●	A clear strategic, operational, and / or financial rationale;

●	Unanimous board approval and arm’s-length negotiations;

●	The fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

CONFLICTS OF INTEREST

The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

●	A principal of the Adviser or any person involved in the proxy decision-making process who currently serves on the company’s Board.

●	An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process who currently serves as a director or executive officer of the company.

●	The company is a client of the Adviser (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm’s revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.

78

This list is not intended to be exclusive. All employees of the Adviser are obligated to disclose any potential conflict to the Chief Compliance Officer.

If a material conflict is identified, proxies will be voted for that company in the following manner:

●	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue, MAP will vote in accordance with such predetermined guidelines.

●	If the Guidelines do not cover an issue or indicate a “case-by-case” analysis, MAP will either seek the consent of applicable clients or the written recommendation of an independent third party.

RECORDKEEPING

Members of Compliance, the Operations Department and Investment Team are responsible for maintaining records as indicated below:

Compliance

●	Proxy voting policies and procedures

Operations

●	Proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s (the “SEC”) EDGAR system if the company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

●	Records of votes cast;

●	Records of client requests for voting information

Investment Team

●	Any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

DISCLOSURE

The Adviser will describe these Policies and Procedures in Part 2A of its Form ADV and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in Part 2A of its Form ADV how a client may obtain information on how the Adviser voted with respect to that client’s securities. The Adviser will send the initial summary of these Policies and Procedures and the other information described in this Section to existing clients by separate notice.

CATALYST/MAP MUTUAL FUNDS

Copies of all proxies voted must be maintained by fund year in data order for each fund. In addition, details of each vote cast for each fund must be maintained in spreadsheet form and submitted to the Fund Compliance Department annually.

79

INSTITUTIONAL CLIENTS

For those institutional clients that request it, copies of all proxies voted must be maintained in date order. In addition, details of each vote cast for each account must be maintained in spreadsheet form and submitted to the applicable Compliance Officer at requested intervals.

80

Appendix D

COOKSON, PEIRCE & Co., Inc.

PROXY VOTING POLICIES AND PROCEDURES

Objective

Cookson, Peirce & Co., Inc. (Advisor) recognizes that corporate governance and shareholder proposals can directly affect shareholder values. The purpose of this policy is to ensure that the Advisor proxies for shares held in their mutual fund are voted in the best interest of the Advisor’s clients so as to maximize portfolio values over time.

Delegation

The Chief Investment Officer (CIO) has the responsibility for proxy voting and administration.

The CIO may delegate such responsibility to professional members of the investment staff who are qualified to analyze proxy issues and exercise prudence when discretion is required to vote proxies. The CIO or designees are responsible for insuring that they understand thoroughly the issues that arise in how proxies are voted. When appropriate, the CIO or the designee may consult with consultants or advisors.

Control

The CIO or the designee will vote proxies in a timely manner in accordance with this policy unless it is in the best interest of the Advisor’s clients to vote otherwise. The staff will maintain a record of votes on all proxy issues. If a proxy item on a substantial issue is voted for which no standard exists in this policy, a proxy exceptions report will be prepared and maintained in the proxy file. The exceptions report will document the reasons behind the vote and date of each corporate meeting at which the exception votes were cast. For the purposes of this policy, an issue is considered “substantial” when an outcome of the proposal could reasonably be expected or perceived to have a probable impact on the longtime value of the Advisor’s clients’ holdings in the company. The following items shall be maintained in a readily accessible record in the form of the proxy-voting file:

1. A record of all proxies voted during the preceding five years will be maintained in an easily accessible place, to include two years of records retained in the proxy-voting file onsite in the Advisor’s offices. The file will contain a copy of how a proxy was voted.

2. Any exceptions to the proxy policy will also be contained in this file.

3. A record of any proxies received but not voted due to special circumstances, including untimely receipt, re-registration, or blocking.

Use of Independent Service(s)

Use of an outside service(s) to administer and vote proxies in accordance with the Advisor’s proxy voting policy is authorized. The contract with such an agency will incorporate the Advisor’s proxy voting policy.

Specific Voting Standards

The following proxy issues are governed by a “For or Against” standard:

Corporate Governance Issues

●	Approve classified board	Against

●	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	For

●	Eliminate or Limit Shareholders’ Right to Call a Special Meeting	Against

●	Eliminate of Limit Shareholders’ Right to Act By Written Consent	Against

●	Adopt or Increase Super Majority Vote Requirement	Against

●	Allow Board to Consider Non-financial Effect of Merger	Against

●	Adopt Fair Price Provision	Against

Board of Directors Related Corporate Governance Issues

●	Restore or Provide for Cumulative Voting	For

●	Require Majority of Independent Directors on Board	For

●	Adopt Director Indemnification Provision	For

●	Adopt Director Liability Provision	For

●	Vote for Director(s) Missing 75% or More of Meetings	Against

Compensation Issues

●	Allow for Repricing or Exchange of Underwater Options	Against

81

Routine Corporate Administrative Issues

●	Ratification or Appointment of Auditors	For

Stock-related Corporate Governance Issues

●	Eliminate Pre-emptive Rights	For

General Voting Standards

Certain proxy issues involve complex business matters that require subjective decision-making. These proxy issues will be voted on a case-by-case basis using the standards outlined below. Other proxy issues not mentioned in this policy will be voted in the best interest of the Advisor’s clients.

Board of Directors-related Corporate Governance Issues

●	Election of Directors and Compensation of Corporate Boards & Committees

The Advisor will generally vote with management but will monitor the make up of corporate boards of directors, as well as the relative numbers of inside and independent directors serving on the audit, compensation, and nominating committees of such boards. If it is perceived that it is in the shareholders’ best interest to seek a greater number of independent directors on a board or its committees, the Advisor will vote in a manner to encourage an increase in the number of independent directors required on the board or committees.

●	Increase or Reduce Size of Board

The Advisor will generally vote for management proposals related to the size of boards given a reasonable explanation for the change.

Compensation Issues

●	All other compensation issues including stock options, stock purchase plans, bonus plans

The Advisor generally supports compensation packages which represent long-term incentives, are related to objective performance measures, and which reflect the requirements and best practices of the current marketplace. The Advisor generally supports integrated, competitive compensation packages, which are governed by objective, performance-based standards for setting executive compensation levels.

Restructurings

●	Mergers, Acquisitions, Restructurings, or Sale of Assets

Proposals to restructure, merge with, be acquired by, or sell significant assets, or acquire significant assets of other companies submitted for shareholder approval will be evaluated individually, using the assistance of the Advisor’s investment staff to determine whether the transaction is in the best interest of the Advisor’s clients.

●	Reincorporation

The Advisor’s proxies will be voted against proposals to reincorporate in a different jurisdiction if a reincorporation would likely result in a significant adverse effect on shareholder rights or values. The Advisor’s proxies may be voted for proposals to reincorporate that would likely result in more effective and less costly corporate governance without significantly affecting shareholder rights or values.

Stock-related Corporate Governance Issues

●	Increase, decrease, amend, authorize common or preferred stock

The Advisor will support proposed changes in capital structure so long as the number of shares that would be authorized to be issued is reasonable in relation to the purposes for which the authorization is requested, a legitimate business purpose exists, and the proposal is not opposed to the best interest of the Advisor’s clients. As an example, it is often reasonable for a company to increase the number of authorized shares to implement a stock split, pay a stock dividend, raise new capital, effect a merger or acquisition, or make shares available for stock option plans. The Advisor will specifically not support shareholder proposals involving a) private issues of additional equity or equity type securities that would be issued as an anti-takeover measure, b) a change of control that is reasonably expected not to be in the best interest of the Advisor’s clients, c) excessive dilution of common shares providing no clear benefit to the company, d) any new issue or increase in previously issued blank check preferred stock (preferred stock with rights to be determined by the board at the time of issuance), or e) an increase in dual class shares.

●	Approved Common/Preferred Stock Issuance

a) Authorization of preferred stock

The Advisor will support a new class of preferred stock only if the issuance has a specific business purpose and only after evaluation of the rights and preferences of holders of the new preferred stock including any limitations on payments to the common shareholders. The Advisor proxies will not be voted in favor of issuing blank check preferred stock.

b) Authorization of common stock

The Advisor will vote proxies in favor of issuing new classes of common stock when there is a clearly specified rationale that promotes the interest of existing shareholders or at least not opposed to such interests. Because the

82

creation of new classes of common stock may affect dividend, conversion, or other rights of existing shareholders, the proposal will be evaluated considering all relevant facts and circumstances.

c) Share repurchases

The Advisor will generally support share repurchase plans so long as they have a rationale that promotes long term interest of the shareholders.

d) Approve or reverse stock split

The Advisor will generally support stock split proposals so long as they have a rationale that promotes the long-term interest of existing shareholders.

Social/Political Issues

●	Social or political proposals

The Advisor’s proxy voting decisions may not be based on personal views concerning social or political issues. Cookson, Peirce & Co., Inc. may have or require consideration of such matters when the investment staff could reasonably believe that adoption or rejection of social or political proposals submitted to shareholders might be expected to have a significant adverse effect on the value of a portfolio security. The Advisor will generally support management recommendation on social or political shareholder proposals so long as they are not, in the reasonable opinion of the

CIO or the designee in light of all relevant circumstances, opposed to the best long-term interests of the company and do not diminish significantly the rights or prerogatives of shareholders. Because the duty of the Advisor is to obtain the highest investment return commensurate with acceptable levels of risk, social or political considerations should not take precedence over economic risk and return considerations.

Conflicts of Interest

Where a proxy proposal raises a material conflict between the Advisor’s interests and a client’s interest, including a mutual fund client, the Advisor will resolve such a conflict in the manner described below:

1. Vote in Accordance with the Guidelines. To the extent that the Advisor has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Advisor has discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Advisor’s conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Advisor will abstain from voting the securities held by that client’s account. The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflict of interest so identified by the Advisor will be addressed as described above.

Adopted: April 25, 2005

83

Appendix E

Lyons Wealth Management, LLC

Proxy Voting Policy and Procedures

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

●	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

●	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

●	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Risks

In developing these policies and procedures, LWM considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

●	LWM lacks written proxy voting policies and procedures;

●	Proxies are not identified and processed in a timely manner;

●	Proxies are not voted in Clients’ best interests;

●	Conflicts of interest between LWM and a Client are not identified or resolved appropriately;

●	Third-party proxy voting services do not vote proxies according to LWM’s instructions and in Clients’ best interests; and

●	Proxy voting records, Client requests for proxy voting information, and LWM’s responses to such requests, are not properly maintained;

●	LWM lacks policies and procedures regarding Clients’ participation in class actions; and

●	LWM fails to maintain documentation associated with Clients’ participation in class actions.

LWM has established the following guidelines as an attempt to mitigate these risks.

84

Policies and Procedures

Proxy Voting

LWM does not have the authority to vote Client proxies for all Clients, only the Mutual Funds that LWM sub-advises, as disclosed in LWM’s standard advisory contract and Part 2 of Form ADV. If LWM inadvertently receives any proxy materials on behalf of a Client, the Company will promptly forward such materials to the Client.

For the purpose of the funds LWM sub-advises, proxies must be voted with diligence, care, and loyalty. LWM will vote each proxy in accordance with its fiduciary duty to its Clients. LWM will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, LWM will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. The Managing Director, Operations coordinates LWM’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires LWM to maintain certain books and records associated with its proxy voting policies and procedures. LWM’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The Managing Director, Operations will ensure that LWM complies with all applicable recordkeeping requirements associated with proxy voting.

Absent specific Client instructions, LWM has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

85

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

●	The Managing Director, Portfolio Management will retain the following information in connection with each proxy vote:

○	The Issuer’s name;

○	The security’s ticker symbol or CUSIP, as applicable;

○	The shareholder meeting date;

○	The number of shares that LWM voted;

○	A brief identification of the matter voted on;

○	Whether the matter was proposed by the Issuer or a security-holder;

○	Whether LWM cast a vote;

○	How LWM cast its vote (for the proposal, against the proposal, or abstain); and

○	Whether LWM cast its vote with or against management.

●	If LWM votes the same proxy in two directions, the CCO will maintain documentation describing the reasons for each vote (e.g., LWM believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).

●	Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

●	Proxies received after a Client terminates its advisory relationship with LWM will not be voted. The Managing Director, Operations will promptly return such proxies to the sender, along with a statement indicating that LWM’s advisory relationship with the Client has terminated, and that future proxies should not be sent to LWM.

Class Actions

LWM does not direct Clients’ participation in class actions, as disclosed in Part 2 of Form ADV. The CCO will determine whether to return any documentation inadvertently received regarding Clients’ participation in class actions to the sender, or to forward such information to the appropriate Clients.

86

Employees must notify the CCO if they are aware of any material conflict of interest associated with Clients’ participation in class actions. The Proxy Voting Committee will evaluate any such conflicts and determine an appropriate course of action for LWM.

LWM generally does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.

Disclosures to Clients and Investors

LWM includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the CCO to obtain a copy of these policies and procedures and information about how LWM voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.

As a matter of policy, LWM does not disclose how it expects to vote on upcoming proxies. Additionally, LWM does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

87

Appendix F

SL Advisors, LLC

PROXY VOTING POLICIES AND PROCEDURES

Background

An investment adviser has a duty of care and loyalty to its Clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such Clients. SL Advisors will adhere to Rule 206(4)-6 of the Advisers Act and all other applicable laws and regulations in regard to the voting of proxies.

Policies and Procedures

SL Advisors does not have authority to vote proxies relating to client securities held by wealth management clients. These proxy voting policies and procedures apply strictly to the investment management services SL Advisors provides to RICs.

These policies and procedures are designed to deal with the complexities which may arise in cases where SL Advisors’ interests conflict or appear to conflict with the interests of its clients and to communicate to clients the methods and rationale whereby SL Advisors exercises proxy authority. This document is available upon client request. SL Advisors will also make available the record of SL Advisors’ votes promptly upon request.

The CCO of SL Advisors is responsible for monitoring the effectiveness of this policy. Unless contractually obligated to vote in a certain manner, SL Advisors will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where SL Advisors deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. SL Advisors may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Non-Voting of Proxies

SL Advisors will generally not vote proxies in the following situations:

●	Proxies are received for equity securities where, at the time of receipt, SL Advisors’ position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”).

●	Proxies are received for equity securities where, at the time of receipt, SL Advisors’ Clients no longer hold that position.

Management Proposals

Absent good reason to the contrary, SL Advisors will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

SL Advisors will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which SL Advisors will generally vote along with company management include: appointment of auditors, fees paid to board members, and change in the board structure. As long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated

88

with, an investment in the company; and the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company, SL Advisors will generally vote along with management.

Non-Routine Matters

Non-routine matters might include such things as:

●	Amendments to management incentive plans

●	The authorization of additional common or preferred stock

●	Initiation or termination of barriers to takeover or acquisition

●	Mergers or acquisitions

●	Changes in the state of incorporation

●	Corporate reorganizations

●	Term limits for board members

●	“Contested” director slates

In non-routine matters, SL Advisors will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Processing Proxy Votes

The Managing Partner will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the Policy and Procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, SL Advisors, in conjunction with the Managing Partner, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the company. SL Advisors’ proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a “Proxy Service” for voting SL Advisors’ proxies after approval by the Managing Partner and CCO.

Documenting Proxy Voting

SL Advisors will maintain copies of each proxy statement received and of each executed proxy; however, SL Advisors may rely on the SEC’s EDGAR system for records of proxy statements. SL Advisors will also maintain records relating to each proxy, including the voting decision on each proxy, and any documents that were material to making the voting decision.

SL Advisors will also maintain a record of each written request from a Client for proxy voting information and SL Advisors’ written response to any request from a Client for proxy voting information. These records shall be maintained in compliance with Rule 204-2.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between SL Advisors and its clients may arise when SL Advisors’ relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the SL Advisors’ clients.

If the issue is specifically addressed in these policies and procedures, SL Advisors will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these Policies and Procedures and an apparent or actual conflict exists, SL Advisors shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from SL Advisors’ Managing Partner and CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, SL Advisors will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

89

UNITED STATES

Proxy Voting Guidelines
Benchmark Policy Recommendations

TITLE

Effective for Meetings on or after February 1, 2023
Published December 13, 2022

WWW.ISSGOVERNANCE.COM

Coverage		9

1.	Board of Directors	10

Voting on Director Nominees in Uncontested Elections		10
	Independence	10
	ISS Classification of Directors – U.S.	11
	Composition	13
	Attendance	13
	Overboarded Directors	13
	Gender Diversity	13
	Racial and/or Ethnic Diversity	13
	Responsiveness	14
	Accountability	14
	Poison Pills	14
	Unequal Voting Rights	15
	Classified Board Structure	15
	Removal of Shareholder Discretion on Classified Boards	15
	Problematic Governance Structure	15
	Unilateral Bylaw/Charter Amendments	16
	Restricting Binding Shareholder Proposals	16
	Director Performance Evaluation	16
	Management Proposals to Ratify Existing Charter or Bylaw Provisions	17
	Problematic Audit-Related Practices	17
	Problematic Compensation Practices	17
	Problematic Pledging of Company Stock	18
	Climate Accountability	18
	Governance Failures	18
Voting on Director Nominees in Contested Elections		19
	Vote-No Campaigns	19
	Proxy Contests/Proxy Access	19
Other Board-Related Proposals		19
	Adopt Anti-Hedging/Pledging/Speculative Investments Policy	19
	Board Refreshment	19
	Term/Tenure Limits	20
	Age Limits	20
	Board Size	20
	Classification/Declassification of the Board	20
	CEO Succession Planning	20
W W W. I S S G O V E R N A N C E. COM	2 of 82

	Cumulative Voting	20
	Director and Officer Indemnification, Liability Protection, and Exculpation	21
	Establish/Amend Nominee Qualifications	21
	Establish Other Board Committee Proposals	22
	Filling Vacancies/Removal of Directors	22
	Independent Board Chair	22
	Majority of Independent Directors/Establishment of Independent Committees	23
	Majority Vote Standard for the Election of Directors	23
	Proxy Access	23
	Require More Nominees than Open Seats	23
	Shareholder Engagement Policy (Shareholder Advisory Committee)	24

2.	Audit-Related	25

	Auditor Indemnification and Limitation of Liability	25
	Auditor Ratification	25
	Shareholder Proposals Limiting Non-Audit Services	25
	Shareholder Proposals on Audit Firm Rotation	26

3.	Shareholder Rights & Defenses	27

	Advance Notice Requirements for Shareholder Proposals/Nominations	27
	Amend Bylaws without Shareholder Consent	27
	Control Share Acquisition Provisions	27
	Control Share Cash-Out Provisions	27
	Disgorgement Provisions	28
	Fair Price Provisions	28
	Freeze-Out Provisions	28
	Greenmail	28
	Shareholder Litigation Rights	28
	Federal Forum Selection Provisions	28
	Exclusive Forum Provisions for State Law Matters	29
	Fee shifting	29
	Net Operating Loss (NOL) Protective Amendments	30
Poison Pills (Shareholder Rights Plans)		30
	Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	30
	Management Proposals to Ratify a Poison Pill	30
	Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)	31
	Proxy Voting Disclosure, Confidentiality, and Tabulation	31
	Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions	31
	Reimbursing Proxy Solicitation Expenses	32
	Reincorporation Proposals	32
	Shareholder Ability to Act by Written Consent	32
	Shareholder Ability to Call Special Meetings	33
	Stakeholder Provisions	33
W W W. I S S G O V E R N A N C E. COM	3 of 82

	State Antitakeover Statutes	33
	Supermajority Vote Requirements	33
	Virtual Shareholder Meetings	34

4.	Capital/Restructuring	35

Capital		35
	Adjustments to Par Value of Common Stock	35
	Common Stock Authorization	35
	General Authorization Requests	35
	Specific Authorization Requests	36
	Dual Class Structure	36
	Issue Stock for Use with Rights Plan	36
	Preemptive Rights	36
	Preferred Stock Authorization	36
	General Authorization Requests	36
	Recapitalization Plans	38
	Reverse Stock Splits	38
	Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.	38
	Share Repurchase Programs	39
	Share Repurchase Programs Shareholder Proposals	39
	Stock Distributions: Splits and Dividends	39
	Tracking Stock	39
Restructuring		39
	Appraisal Rights	39
	Asset Purchases	40
	Asset Sales	40
	Bundled Proposals	40
	Conversion of Securities	40
	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	40
	Formation of Holding Company	41
	Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	41
	Joint Ventures	42
	Liquidations	42
	Mergers and Acquisitions	42
	Private Placements/Warrants/Convertible Debentures	43
	Reorganization/Restructuring Plan (Bankruptcy)	44
	Special Purpose Acquisition Corporations (SPACs)	44
	Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	45
	Spin-offs	45
	Value Maximization Shareholder Proposals	45
W W W. I S S G O V E R N A N C E. COM	4 of 82

5.	Compensation	46

Executive Pay Evaluation		46
	Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)	46
	Pay-for-Performance Evaluation	47
	Problematic Pay Practices	48
	Compensation Committee Communications and Responsiveness	49
	Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)	49
	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	49
Equity-Based and Other Incentive Plans		50
	Shareholder Value Transfer (SVT)	51
	Three-Year Value-Adjusted Burn Rate	51
	Egregious Factors	51
	Liberal Change in Control Definition	51
	Repricing Provisions	52
	Problematic Pay Practices or Significant Pay-for-Performance Disconnect	52
	Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))	52
	Specific Treatment of Certain Award Types in Equity Plan Evaluations	53
	Dividend Equivalent Rights	53
	Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)	53
Other Compensation Plans		53
	401(k) Employee Benefit Plans	53
	Employee Stock Ownership Plans (ESOPs)	54
	Employee Stock Purchase Plans—Qualified Plans	54
	Employee Stock Purchase Plans—Non-Qualified Plans	54
	Option Exchange Programs/Repricing Options	54
	Stock Plans in Lieu of Cash	55
	Transfer Stock Option (TSO) Programs	55
Director Compensation		56
	Shareholder Ratification of Director Pay Programs	56
	Equity Plans for Non-Employee Directors	56
	Non-Employee Director Retirement Plans	57
Shareholder Proposals on Compensation		57
	Bonus Banking/Bonus Banking “Plus”	57
	Compensation Consultants—Disclosure of Board or Company’s Utilization	57
	Disclosure/Setting Levels or Types of Compensation for Executives and Directors	57
	Golden Coffins/Executive Death Benefits	58
	Hold Equity Past Retirement or for a Significant Period of Time	58
	Pay Disparity	58
	Pay for Performance/Performance-Based Awards	58
W W W. I S S G O V E R N A N C E. COM	5 of 82

	Pay for Superior Performance	59
	Pre-Arranged Trading Plans (10b5-1 Plans)	59
	Prohibit Outside CEOs from Serving on Compensation Committees	60
	Recoupment of Incentive or Stock Compensation in Specified Circumstances	60
	Severance Agreements for Executives/Golden Parachutes	60
	Share Buyback Impact on Incentive Program Metrics	61
	Supplemental Executive Retirement Plans (SERPs)	61
	Tax Gross-Up Proposals	61
	Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity	61

6.	Routine/Miscellaneous	62

	Adjourn Meeting	62
	Amend Quorum Requirements	62
	Amend Minor Bylaws	62
	Change Company Name	62
	Change Date, Time, or Location of Annual Meeting	62
	Other Business	63

7.	Social and Environmental Issues	64

Global Approach – E&S Shareholder Proposals		64
Endorsement of Principles		64
Animal Welfare		64
	Animal Welfare Policies	64
	Animal Testing	65
	Animal Slaughter	65
Consumer Issues		65
	Genetically Modified Ingredients	65
	Reports on Potentially Controversial Business/Financial Practices	65
	Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	66
	Product Safety and Toxic/Hazardous Materials	66
	Tobacco-Related Proposals	67
Climate Change		67
	Say on Climate (SoC) Management Proposals	67
	Say on Climate (SoC) Shareholder Proposals	68
	Climate Change/Greenhouse Gas (GHG) Emissions	68
	Energy Efficiency	69
	Renewable Energy	69
Diversity		69
	Board Diversity	69
	Equality of Opportunity	70
	Gender Identity, Sexual Orientation, and Domestic Partner Benefits	70
	Gender, Race/Ethnicity Pay Gap	70
	Racial Equity and/or Civil Rights Audit Guidelines	70
W W W. I S S G O V E R N A N C E. COM	6 of 82

Environment and Sustainability		71
	Facility and Workplace Safety	71
	General Environmental Proposals and Community Impact Assessments	71
	Hydraulic Fracturing	71
	Operations in Protected Areas	72
	Recycling	72
	Sustainability Reporting	72
	Water Issues	72
General Corporate Issues		73
	Charitable Contributions	73
	Data Security, Privacy, and Internet Issues	73
	ESG Compensation-Related Proposals	73
Human Rights, Human Capital Management, and International Operations		73
	Human Rights Proposals	73
	Mandatory Arbitration	74
	Operations in High-Risk Markets	74
	Outsourcing/Offshoring	75
	Sexual Harassment	75
	Weapons and Military Sales	75
Political Activities		75
	Lobbying	75
	Political Contributions	76
	Political Expenditures and Lobbying Congruency	76
	Political Ties	76

8.	Mutual Fund Proxies	78

	Election of Directors	78
	Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes	78
	Converting Closed-end Fund to Open-end Fund	78
	Proxy Contests	78
	Investment Advisory Agreements	78
	Approving New Classes or Series of Shares	79
	Preferred Stock Proposals	79
	1940 Act Policies	79
	Changing the Fundamental Restriction to a Nonfundamental Restriction	79
	Change Fundamental Investment Objective to Nonfundamental	79
	Name Change Proposals	79
	Change in Fund’s Subclassification	80
	Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	80
	Disposition of Assets/Termination/Liquidation	80
W W W. I S S G O V E R N A N C E. COM	7 of 82

Changes to the Charter Document	80
Changing the Domicile of the Fund	81
Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	81
Distribution Agreements	81
Master-Feeder Structure	81
Mergers	81
Shareholder Proposals for Mutual Funds	81
Establish Director Ownership Requirement	81
Reimburse Shareholder for Expenses Incurred	82
Terminate the Investment Advisor	82
W W W. I S S G O V E R N A N C E. COM	8 of 82

Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign- incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

■	U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard U.S. policy guidelines.

■	Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

■	FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

■	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” primary market coverage.

W W W. I S S G O V E R N A N C E. COM	9 of 82

1.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non- Executive Directors per ISS’ Classification of Directors) when:

■	Independent directors comprise 50 percent or less of the board;

■	The non-independent director serves on the audit, compensation, or nominating committee;

■	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

■	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

[1]	A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

[2]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
W W W. I S S G O V E R N A N C E. COM	10 of 82

ISS Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board. Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).

2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]

2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.

2.7.	Former officer[1] of an acquired company within the past five years.[4]

2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.

2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.11.	Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.	Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.	Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.	Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

2.17.	Founder[11] of the company but not currently an employee.

2.18.	Director with pay comparable to Named Executive Officers.

2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.
W W W. I S S G O V E R N A N C E. COM	11 of 82

Footnotes:

1.	The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2.	“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3.	Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4.	When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5.	ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6.	“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step- children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7.	Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8.	A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9.	Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10.	Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11.	The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.
W W W. I S S G O V E R N A N C E. COM	12 of 82

12.	For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

■	Medical issues/illness;

■	Family emergencies; and

■	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

■	Sit on more than five public company boards; or

■	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

[4]	Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

[5]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.
W W W. I S S G O V E R N A N C E. COM	13 of 82

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

■	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

■	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

■	Rationale provided in the proxy statement for the level of implementation;

■	The subject matter of the proposal;

■	The level of support for and opposition to the resolution in past meetings;

■	Actions taken by the board in response to the majority vote and its engagement with shareholders;

■	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

■	Other factors as appropriate.

■	The board failed to act on takeover offers where the majority of shares are tendered;

■	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

■	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

■	The company’s response, including:

■	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

■	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

■	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

■	Other recent compensation actions taken by the company;

■	Whether the issues raised are recurring or isolated;

■	The company’s ownership structure; and

■	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

■	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Problematic Takeover Defenses, Capital Structure, and Governance Structure

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

■	The company has a poison pill with a deadhand or slowhand feature[6];

[6]	If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.
W W W. I S S G O V E R N A N C E. COM	14 of 82

■	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

■	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

■	The disclosed rationale for the adoption;

■	The trigger;

■	The company’s market capitalization (including absolute level and sudden changes);

■	A commitment to put any renewal to a shareholder vote; and

■	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

■	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;

■	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

■	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or

■	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

■	Supermajority vote requirements to amend the bylaws or charter;

■	A classified board structure; or

■	Other egregious provisions.

[7]	Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

[8]	This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

[9]	Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
W W W. I S S G O V E R N A N C E. COM	15 of 82

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

■	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

■	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

■	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

■	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

■	The company’s ownership structure;

■	The company’s existing governance provisions;

■	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

■	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

■	Classified the board;

■	Adopted supermajority vote requirements to amend the bylaws or charter;

■	Eliminated shareholders’ ability to amend bylaws;

■	Adopted a fee-shifting provision; or

■	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

■	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

■	A classified board structure;
W W W. I S S G O V E R N A N C E. COM	16 of 82

■	A supermajority vote requirement;

■	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

■	The inability of shareholders to call special meetings;

■	The inability of shareholders to act by written consent;

■	A multi-class capital structure; and/or

■	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;

■	The board’s rationale for seeking ratification;

■	Disclosure of actions to be taken by the board should the ratification proposal fail;

■	Disclosure of shareholder engagement regarding the board’s ratification request;

■	The level of impairment to shareholders’ rights caused by the existing provision;

■	The history of management and shareholder proposals on the provision at the company’s past meetings;

■	Whether the current provision was adopted in response to the shareholder proposal;

■	The company’s ownership structure; and

■	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

■	The non-audit fees paid to the auditor are excessive;

■	The company receives an adverse opinion on the company’s financial statements from its auditor; or

■	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

■	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

■	The company maintains significant problematic pay practices; or

■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

■	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

■	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
W W W. I S S G O V E R N A N C E. COM	17 of 82

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

■	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

■	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

■	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

■	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

■	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy:

■	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

■	Board governance measures;

■	Corporate strategy;

■	Risk management analyses; and

■	Metrics and targets.

■	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

■	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;

■	Failure to replace management as appropriate; or

[10]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

[11]	Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.
W W W. I S S G O V E R N A N C E. COM	18 of 82

■	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

■	Long-term financial performance of the company relative to its industry;

■	Management’s track record;

■	Background to the contested election;

■	Nominee qualifications and any compensatory arrangements;

■	Strategic plan of dissident slate and quality of the critique against management;

■	Likelihood that the proposed goals and objectives can be achieved (both slates); and

■	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

W W W. I S S G O V E R N A N C E. COM	19 of 82

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

■	The rationale provided for adoption of the term/tenure limit;

■	The robustness of the company’s board evaluation process;

■	Whether the limit is of sufficient length to allow for a broad range of director tenures;

■	Whether the limit would disadvantage independent directors compared to non-independent directors; and

■	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

■	The scope of the shareholder proposal; and

■	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board. Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

■	The reasonableness/scope of the request; and

■	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

W W W. I S S G O V E R N A N C E. COM	20 of 82

■	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and

■	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

■	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.

■	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.

■	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

■	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

■	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

■	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

[12]	A proxy access right that meets the recommended guidelines.

[13]	Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

W W W. I S S G O V E R N A N C E. COM	21 of 82

■	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

■	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

■	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

■	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

■	Level of disclosure regarding the issue for which board oversight is sought;

■	Company performance related to the issue for which board oversight is sought;

■	Board committee structure compared to that of other companies in its industry sector; and

■	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

■	The scope and rationale of the proposal;

■	The company’s current board leadership structure;

■	The company’s governance structure and practices;

■	Company performance; and

■	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

■	A majority non-independent board and/or the presence of non-independent directors on key board committees;

■	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

■	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;

■	Evidence that the board has failed to oversee and address material risks facing the company;

■	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
W W W. I S S G O V E R N A N C E. COM	22 of 82

■	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

■	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

■	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

■	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

■	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

W W W. I S S G O V E R N A N C E. COM	23 of 82

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

■	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

■	Effectively disclosed information with respect to this structure to its shareholders;

■	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and

■	The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.
W W W. I S S G O V E R N A N C E. COM	24 of 82

2.	Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

■	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;

■	The motivation and rationale for establishing the agreements;

■	The quality of the company’s disclosure; and

■	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

■	An auditor has a financial interest in or association with the company, and is therefore not independent;

■	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

■	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or

■	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

■	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

W W W. I S S G O V E R N A N C E. COM	25 of 82

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

■	The tenure of the audit firm;

■	The length of rotation specified in the proposal;

■	Any significant audit-related issues at the company;

■	The number of Audit Committee meetings held each year;

■	The number of financial experts serving on the committee; and

■	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
W W W. I S S G O V E R N A N C E. COM	26 of 82

3.	Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

■	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);

■	The company’s ownership structure and historical voting turnout;

■	Whether the board could amend bylaws adopted by shareholders; and

■	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions. Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

W W W. I S S G O V E R N A N C E. COM	27 of 82

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

W W W. I S S G O V E R N A N C E. COM	28 of 82

General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

■	The company’s stated rationale for adopting such a provision;

■	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;

■	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and

■	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

W W W. I S S G O V E R N A N C E. COM	29 of 82

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

■	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

■	The value of the NOLs;

■	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

■	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

■	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

■	Shareholders have approved the adoption of the plan; or

■	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

■	No lower than a 20 percent trigger, flip-in or flip-over;

■	A term of no more than three years;

■	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

■	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
W W W. I S S G O V E R N A N C E. COM	30 of 82

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

■	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

■	The value of the NOLs;

■	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

■	The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

■	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

■	The scope and structure of the proposal;

■	The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

■	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

■	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

■	Any recent controversies or concerns related to the company’s proxy voting mechanics;

■	Any unintended consequences resulting from implementation of the proposal; and

■	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

W W W. I S S G O V E R N A N C E. COM	31 of 82

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;

■	The board’s rationale for seeking ratification;

■	Disclosure of actions to be taken by the board should the ratification proposal fail;

■	Disclosure of shareholder engagement regarding the board’s ratification request;

■	The level of impairment to shareholders’ rights caused by the existing provision;

■	The history of management and shareholder proposals on the provision at the company’s past meetings;

■	Whether the current provision was adopted in response to the shareholder proposal;

■	The company’s ownership structure; and

■	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

■	The election of fewer than 50 percent of the directors to be elected is contested in the election;

■	One or more of the dissident’s candidates is elected;

■	Shareholders are not permitted to cumulate their votes for directors; and

■	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

■	Reasons for reincorporation;

■	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

■	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

■	Shareholders’ current right to act by written consent;

■	The consent threshold;

■	The inclusion of exclusionary or prohibitive language;
W W W. I S S G O V E R N A N C E. COM	32 of 82

■	Investor ownership structure; and

■	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

■	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;

■	A majority vote standard in uncontested director elections;

■	No non-shareholder-approved pill; and

■	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

■	Shareholders’ current right to call special meetings;

■	Minimum ownership threshold necessary to call special meetings (10 percent preferred);

■	The inclusion of exclusionary or prohibitive language;

■	Investor ownership structure; and

■	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

■	Ownership structure;

■	Quorum requirements; and

■	Vote requirements.

[14]	“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
W W W. I S S G O V E R N A N C E. COM	33 of 82

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

■	Scope and rationale of the proposal; and

■	Concerns identified with the company’s prior meeting practices.

[15]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.
W W W. I S S G O V E R N A N C E. COM	34 of 82

4.	Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

■	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

■	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.

■	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

■	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

■	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;

■	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

■	The company has a non-shareholder approved poison pill (including an NOL pill); or

■	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

■	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

■	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

■	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

W W W. I S S G O V E R N A N C E. COM	35 of 82

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

■	twice the amount needed to support the transactions on the ballot, and

■	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

■	The company discloses a compelling rationale for the dual-class capital structure, such as:

■	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

■	The new class of shares will be transitory;

■	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

■	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

■	The size of the company;

■	The shareholder base; and

■	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

■	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

■	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.

■	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
W W W. I S S G O V E R N A N C E. COM	36 of 82

■	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

■	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

■	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]

■	The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

■	The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

■	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;

■	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

■	The company has a non-shareholder approved poison pill (including an NOL pill); or

■	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

■	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

■	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

■	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

■	twice the amount needed to support the transactions on the ballot, and

■	the allowable increase as calculated for general issuances above.

[16]	To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.
W W W. I S S G O V E R N A N C E. COM	37 of 82

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

■	More simplified capital structure;

■	Enhanced liquidity;

■	Fairness of conversion terms;

■	Impact on voting power and dividends;

■	Reasons for the reclassification;

■	Conflicts of interest; and

■	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

■	The number of authorized shares will be proportionately reduced; or

■	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

■	Stock exchange notification to the company of a potential delisting;

■	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

■	The company’s rationale; or

■	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

W W W. I S S G O V E R N A N C E. COM	38 of 82

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open- market repurchases, in the absence of company-specific concerns regarding:

■	Greenmail;

■	The use of buybacks to inappropriately manipulate incentive compensation metrics;

■	Threats to the company’s long-term viability; or

■	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

■	Adverse governance changes;

■	Excessive increases in authorized capital stock;

■	Unfair method of distribution;

■	Diminution of voting rights;

■	Adverse conversion features;

■	Negative impact on stock option plans; and

■	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

W W W. I S S G O V E R N A N C E. COM	39 of 82

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

■	Purchase price;

■	Fairness opinion;

■	Financial and strategic benefits;

■	How the deal was negotiated;

■	Conflicts of interest;

■	Other alternatives for the business;

■	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

■	Impact on the balance sheet/working capital;

■	Potential elimination of diseconomies;

■	Anticipated financial and operating benefits;

■	Anticipated use of funds;

■	Value received for the asset;

■	Fairness opinion;

■	How the deal was negotiated;

■	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

■	Dilution to existing shareholders’ positions;

■	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
W W W. I S S G O V E R N A N C E. COM	40 of 82

■	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

■	Management’s efforts to pursue other alternatives;

■	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

■	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

■	The reasons for the change;

■	Any financial or tax benefits;

■	Regulatory benefits;

■	Increases in capital structure; and

■	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

■	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”);

or

■	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze- outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

■	Offer price/premium;

■	Fairness opinion;

■	How the deal was negotiated;

■	Conflicts of interest;

■	Other alternatives/offers considered; and

■	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

■	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

■	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

■	Are all shareholders able to participate in the transaction?

■	Will there be a liquid market for remaining shareholders following the transaction?

■	Does the company have strong corporate governance?

■	Will insiders reap the gains of control following the proposed transaction?

■	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?
W W W. I S S G O V E R N A N C E. COM	41 of 82

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

■	Percentage of assets/business contributed;

■	Percentage ownership;

■	Financial and strategic benefits;

■	Governance structure;

■	Conflicts of interest;

■	Other alternatives; and

■	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

■	Management’s efforts to pursue other alternatives;

■	Appraisal value of assets; and

■	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

■	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

■	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

■	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

■	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

■	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

■	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the
W W W. I S S G O V E R N A N C E. COM	42 of 82

worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

■	Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

■	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

■	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

■	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

■	Financial issues:

■	The company’s financial condition;

■	Degree of need for capital;

■	Use of proceeds;

■	Effect of the financing on the company’s cost of capital;

■	Current and proposed cash burn rate;

■	Going concern viability and the state of the capital and credit markets.

■	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

■	Control issues:

■	Change in management;

■	Change in control;

■	Guaranteed board and committee seats;

■	Standstill provisions;

■	Voting agreements;

■	Veto power over certain corporate actions; and

■	Minority versus majority ownership and corresponding minority discount or majority control premium.

■	Conflicts of interest:

■	Conflicts of interest should be viewed from the perspective of the company and the investor.

■	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

■	Market reaction:
W W W. I S S G O V E R N A N C E. COM	43 of 82

■	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

■	Estimated value and financial prospects of the reorganized company;

■	Percentage ownership of current shareholders in the reorganized company;

■	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

■	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

■	Existence of a superior alternative to the plan of reorganization; and

■	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

■	Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

■	Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

■	Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

■	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

■	Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

■	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

■	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
W W W. I S S G O V E R N A N C E. COM	44 of 82

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

■	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.

■	Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

■	Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

■	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

■	Tax and regulatory advantages;

■	Planned use of the sale proceeds;

■	Valuation of spinoff;

■	Fairness opinion;

■	Benefits to the parent company;

■	Conflicts of interest;

■	Managerial incentives;

■	Corporate governance changes;

■	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

■	Hiring a financial advisor to explore strategic alternatives;

■	Selling the company; or

■	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

■	Prolonged poor performance with no turnaround in sight;

■	Signs of entrenched board and management (such as the adoption of takeover defenses);

■	Strategic plan in place for improving value;

■	Likelihood of receiving reasonable value in a sale or dissolution; and

■	The company actively exploring its strategic options, including retaining a financial advisor.
W W W. I S S G O V E R N A N C E. COM	45 of 82

5.	Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say- on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

■	The company maintains significant problematic pay practices;

■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

■	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

■	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

■	The situation is egregious.
W W W. I S S G O V E R N A N C E. COM	46 of 82

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

■	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

■	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

■	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.	Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

■	The ratio of performance- to time-based incentive awards;

■	The overall ratio of performance-based compensation to fixed or discretionary pay;

■	The rigor of performance goals;

■	The complexity and risks around pay program design;

■	The transparency and clarity of disclosure;

■	The company’s peer group benchmarking practices;

■	Financial/operational results, both absolute and relative to peers;

■	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

■	Realizable pay[20] compared to grant pay; and

■	Any other factors deemed relevant.

[17]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

[18]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[19]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

[20]	ISS research reports include realizable pay for S&P1500 companies.
W W W. I S S G O V E R N A N C E. COM	47 of 82

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

■	Problematic practices related to non-performance-based compensation elements;

■	Incentives that may motivate excessive risk-taking or present a windfall risk; and

■	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

■	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

■	Extraordinary perquisites or tax gross-ups;

■	New or materially amended agreements that provide for:

■	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

■	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

■	CIC excise tax gross-up entitlements (including “modified” gross-ups);

■	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

■	Liberal CIC definition combined with any single-trigger CIC benefits;

■	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

■	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);

■	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

■	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

■	Duration of options backdating;

■	Size of restatement due to options backdating;

■	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

■	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.
W W W. I S S G O V E R N A N C E. COM	48 of 82

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

■	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

■	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

■	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

■	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

■	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

■	Other recent compensation actions taken by the company;

■	Whether the issues raised are recurring or isolated;

■	The company’s ownership structure; and

■	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

■	Single- or modified-single-trigger cash severance;

■	Single-trigger acceleration of unvested equity awards;

■	Full acceleration of equity awards granted shortly before the change in control;

■	Acceleration of performance awards above the target level of performance without compelling rationale;

■	Excessive cash severance (generally >3x base salary and bonus);

■	Excise tax gross-ups triggered and payable;

■	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

■	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

■	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

W W W. I S S G O V E R N A N C E. COM	49 of 82

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

■	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

■	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

■	SVT based only on new shares requested plus shares remaining for future grants.

■	Plan Features:

■	Quality of disclosure around vesting upon a change in control (CIC);

■	Discretionary vesting authority;

■	Liberal share recycling on various award types;

■	Lack of minimum vesting period for grants made under the plan;

■	Dividends payable prior to award vesting.

■	Grant Practices:

■	The company’s three-year burn rate relative to its industry/market cap peers;

■	Vesting requirements in CEO’s recent equity grants (3-year look-back);

■	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

■	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

■	Whether the company maintains a sufficient claw-back policy;

■	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

■	Awards may vest in connection with a liberal change-of-control definition;

■	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

■	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

■	The plan is excessively dilutive to shareholders’ holdings;

■	The plan contains an evergreen (automatic share replenishment) feature; or

21	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.
W W W. I S S G O V E R N A N C E. COM	50 of 82

■	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued.

For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company- specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender

[22]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.
W W W. I S S G O V E R N A N C E. COM	51 of 82

offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

■	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

■	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

■	Cancel underwater options in exchange for stock awards; or

■	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for- performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

■	Severity of the pay-for-performance misalignment;

■	Whether problematic equity grant practices are driving the misalignment; and/or

■	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

■	Addresses administrative features only; or

■	Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).
W W W. I S S G O V E R N A N C E. COM	52 of 82

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

■	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

■	If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

■	If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

■	If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

W W W. I S S G O V E R N A N C E. COM	53 of 82

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

■	Purchase price is at least 85 percent of fair market value;

■	Offering period is 27 months or less; and

■	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

■	Broad-based participation;

■	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

■	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

■	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

■	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in- the-money” over the near term;

■	Rationale for the re-pricing--was the stock price decline beyond management’s control?;

■	Is this a value-for-value exchange?;

■	Are surrendered stock options added back to the plan reserve?;

■	Timing--repricing should occur at least one year out from any precipitous drop in company’s stock price;

■	Option vesting--does the new option vest immediately or is there a black-out period?;

■	Term of the option--the term should remain the same as that of the replaced option;

■	Exercise price--should be set at fair market or a premium to market;

■	Participants--executive officers and directors must be excluded.
W W W. I S S G O V E R N A N C E. COM	54 of 82

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

■	Executive officers and non-employee directors are excluded from participating;

■	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

■	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the- money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

■	Eligibility;

■	Vesting;
W W W. I S S G O V E R N A N C E. COM	55 of 82

■	Bid-price;

■	Term of options;

■	Cost of the program and impact of the TSOs on company’s total option expense; and

■	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

■	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

■	An assessment of the following qualitative factors:

■	The relative magnitude of director compensation as compared to companies of a similar profile;

■	The presence of problematic pay practices relating to director compensation;

■	Director stock ownership guidelines and holding requirements;

■	Equity award vesting schedules;

■	The mix of cash and equity-based compensation;

■	Meaningful limits on director compensation;

■	The availability of retirement benefits or perquisites; and

■	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

■	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

■	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and

■	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

■	The relative magnitude of director compensation as compared to companies of a similar profile;

■	The presence of problematic pay practices relating to director compensation;

■	Director stock ownership guidelines and holding requirements;

■	Equity award vesting schedules;

■	The mix of cash and equity-based compensation;

■	Meaningful limits on director compensation;

■	The availability of retirement benefits or perquisites; and

■	The quality of disclosure surrounding director compensation.
W W W. I S S G O V E R N A N C E. COM	56 of 82

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

■	The company’s past practices regarding equity and cash compensation;

■	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

■	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

W W W. I S S G O V E R N A N C E. COM	57 of 82

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

■	The percentage/ratio of net shares required to be retained;

■	The time period required to retain the shares;

■	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

■	Whether the company has any other policies aimed at mitigating risk taking by executives;

■	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

■	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

■	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

■	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

■	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

■	First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.
W W W. I S S G O V E R N A N C E. COM	58 of 82

■	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for- superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

■	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

■	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time- vested, equity awards;

■	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

■	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

■	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

■	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

■	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

■	Can shareholders assess the correlation between pay and performance based on the current disclosure?

■	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

■	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;

■	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;

■	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

■	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

■	An executive may not trade in company stock outside the 10b5-1 Plan;

■	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
W W W. I S S G O V E R N A N C E. COM	59 of 82

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

■	If the company has adopted a formal recoupment policy;

■	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

■	Whether the company has chronic restatement history or material financial problems;

■	Whether the company’s policy substantially addresses the concerns raised by the proponent;

■	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

■	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

■	The triggering mechanism should be beyond the control of management;

■	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

■	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
W W W. I S S G O V E R N A N C E. COM	60 of 82

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

■	The frequency and timing of the company’s share buybacks;

■	The use of per-share metrics in incentive plans;

■	The effect of recent buybacks on incentive metric results and payouts; and

■	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

■	The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

■	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

W W W. I S S G O V E R N A N C E. COM	61 of 82

6.	Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

■	The new quorum threshold requested;

■	The rationale presented for the reduction;

■	The market capitalization of the company (size, inclusion in indices);

■	The company’s ownership structure;

■	Previous voter turnout or attempts to achieve quorum;

■	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and

■	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

W W W. I S S G O V E R N A N C E. COM	62 of 82

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

W W W. I S S G O V E R N A N C E. COM	63 of 82

7.	Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

■	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;

■	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

■	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

■	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

■	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;

■	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

■	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.

Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

■	The company has already published a set of animal welfare standards and monitors compliance;

■	The company’s standards are comparable to industry peers; and

■	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.
W W W. I S S G O V E R N A N C E. COM	64 of 82

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

■	The company is conducting animal testing programs that are unnecessary or not required by regulation;

■	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

■	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

■	The potential impact of such labeling on the company’s business;

■	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

■	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

■	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
W W W. I S S G O V E R N A N C E. COM	65 of 82

■	Whether the company has adequately disclosed the financial risks of the products/practices in question;

■	Whether the company has been subject to violations of related laws or serious controversies; and

■	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

■	The potential for reputational, market, and regulatory risk exposure;

■	Existing disclosure of relevant policies;

■	Deviation from established industry norms;

■	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

■	Whether the proposal focuses on specific products or geographic regions;

■	The potential burden and scope of the requested report;

■	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

■	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

■	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

■	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

■	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

■	Current regulations in the markets in which the company operates; and

■	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.
W W W. I S S G O V E R N A N C E. COM	66 of 82

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

■	Recent related fines, controversies, or significant litigation;

■	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

■	Whether the company’s advertising restrictions deviate from those of industry peers;

■	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

■	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

■	Whether the company complies with all laws and regulations;

■	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

■	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

■	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

■	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

■	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

■	Whether the company has sought and received third-party approval that its targets are science-based;

■	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

■	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

■	Whether the company’s climate data has received third-party assurance;

[23]	Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.
W W W. I S S G O V E R N A N C E. COM	67 of 82

■	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

■	Whether there are specific industry decarbonization challenges; and

■	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

■	The completeness and rigor of the company’s climate-related disclosure;

■	The company’s actual GHG emissions performance;

■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

■	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

■	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

■	The company’s level of disclosure compared to industry peers; and

■	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

■	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

■	The company’s level of disclosure is comparable to that of industry peers; and

■	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

■	Whether the company provides disclosure of year-over-year GHG emissions performance data;

■	Whether company disclosure lags behind industry peers;

■	The company’s actual GHG emissions performance;

■	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
W W W. I S S G O V E R N A N C E. COM	68 of 82

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

■	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

■	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

■	The scope and structure of the proposal;

■	The company’s current level of disclosure on renewable energy use and GHG emissions; and

■	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

■	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

■	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

■	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

■	The level of gender and racial minority representation that exists at the company’s industry peers;

■	The company’s established process for addressing gender and racial minority board representation;

■	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

■	The independence of the company’s nominating committee;

■	Whether the company uses an outside search firm to identify potential director nominees; and
W W W. I S S G O V E R N A N C E. COM	69 of 82

■	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

■	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

■	The company already publicly discloses comprehensive workforce diversity data; and

■	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

■	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;

■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;

■	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and

■	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

■	The company’s established process or framework for addressing racial inequity and discrimination internally;

■	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;

■	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

■	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;

■	The company’s track record in recent years of racial justice measures and outreach externally; and
W W W. I S S G O V E R N A N C E. COM	70 of 82

■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

■	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

■	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

■	Recent significant controversies, fines, or violations related to workplace health and safety; and

■	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

■	The company’s compliance with applicable regulations and guidelines;

■	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

■	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

■	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

■	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

■	The nature, purpose, and scope of the company’s operations in the specific region(s);

■	The degree to which company policies and procedures are consistent with industry norms; and

■	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

■	The company’s current level of disclosure of relevant policies and oversight mechanisms;

■	The company’s current level of such disclosure relative to its industry peers;

■	Potential relevant local, state, or national regulatory developments; and
W W W. I S S G O V E R N A N C E. COM	71 of 82

■	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

■	Operations in the specified regions are not permitted by current laws or regulations;

■	The company does not currently have operations or plans to develop operations in these protected regions; or

■	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

■	The nature of the company’s business;

■	The current level of disclosure of the company’s existing related programs;

■	The timetable and methods of program implementation prescribed by the proposal;

■	The company’s ability to address the issues raised in the proposal; and

■	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

■	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

■	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

■	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

■	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

■	The potential financial impact or risk to the company associated with water-related concerns or issues; and

■	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.
W W W. I S S G O V E R N A N C E. COM	72 of 82

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

■	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

■	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

■	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

■	Applicable market-specific laws or regulations that may be imposed on the company; and

■	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

■	The scope and prescriptive nature of the proposal;

■	The company’s current level of disclosure regarding its environmental and social performance and governance;

■	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and

■	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

W W W. I S S G O V E R N A N C E. COM	73 of 82

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

■	The degree to which existing relevant policies and practices are disclosed;

■	Whether or not existing relevant policies are consistent with internationally recognized standards;

■	Whether company facilities and those of its suppliers are monitored and how;

■	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

■	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

■	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

■	The scope of the request; and

■	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

■	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

■	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

■	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

■	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

■	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;

■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and

■	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

■	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

■	Current disclosure of applicable risk assessment(s) and risk management procedures;

■	Compliance with U.S. sanctions and laws;

■	Consideration of other international policies, standards, and laws; and

■	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.
W W W. I S S G O V E R N A N C E. COM	74 of 82

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

■	Controversies surrounding operations in the relevant market(s);

■	The value of the requested report to shareholders;

■	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

■	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

■	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;

■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and

■	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

■	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

■	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

■	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
W W W. I S S G O V E R N A N C E. COM	75 of 82

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

■	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

■	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

■	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

■	The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

■	The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

■	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities.

■	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

■	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
W W W. I S S G O V E R N A N C E. COM	76 of 82

■	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

W W W. I S S G O V E R N A N C E. COM	77 of 82

8.	Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

■	Past performance as a closed-end fund;

■	Market in which the fund invests;

■	Measures taken by the board to address the discount; and

■	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

■	Past performance relative to its peers;

■	Market in which the fund invests;

■	Measures taken by the board to address the issues;

■	Past shareholder activism, board activity, and votes on related proposals;

■	Strategy of the incumbents versus the dissidents;

■	Independence of directors;

■	Experience and skills of director candidates;

■	Governance profile of the company;

■	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

■	Proposed and current fee schedules;

■	Fund category/investment objective;

■	Performance benchmarks;

■	Share price performance as compared with peers;

■	Resulting fees relative to peers;

■	Assignments (where the advisor undergoes a change of control).
W W W. I S S G O V E R N A N C E. COM	78 of 82

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

■	Stated specific financing purpose;

■	Possible dilution for common shares;

■	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

■	Potential competitiveness;

■	Regulatory developments;

■	Current and potential returns; and

■	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing the Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change the Fundamental restriction to a non- fundamental restriction, considering the following factors:

■	The fund’s target investments;

■	The reasons given by the fund for the change; and

■	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change the Fund’s fundamental investment objective to non- fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

■	Political/economic changes in the target market;

■	Consolidation in the target market; and

■	Current asset composition.
W W W. I S S G O V E R N A N C E. COM	79 of 82

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in the Fund’s sub-classification, considering the following factors:

■	Potential competitiveness;

■	Current and potential returns;

■	Risk of concentration;

■	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

■	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

■	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

■	The company has demonstrated responsible past use of share issuances by either:

■	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

■	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

■	Strategies employed to salvage the company;

■	The fund’s past performance;

■	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

■	The degree of change implied by the proposal;

■	The efficiencies that could result;

■	The state of incorporation;

■	Regulatory standards and implications.

Vote against any of the following changes:

■	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

■	Removal of shareholder approval requirement for amendments to the new declaration of trust;

■	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
W W W. I S S G O V E R N A N C E. COM	80 of 82

■	Allow the trustees to impose other fees in addition to sales charges on investment in the Fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of the Fund’s shares;

■	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

■	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of the Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

■	Regulations of both states;

■	Required fundamental policies of both states;

■	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

■	Fees charged to comparably sized funds with similar objectives;

■	The proposed distributor’s reputation and past performance;

■	The competitiveness of the fund in the industry;

■	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

■	Resulting fee structure;

■	Performance of both funds;

■	Continuity of management personnel;

■	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

W W W. I S S G O V E R N A N C E. COM	81 of 82

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

■	Performance of the fund’s Net Asset Value (NAV);

■	The fund’s history of shareholder relations;

■	The performance of other funds under the advisor’s management.
W W W. I S S G O V E R N A N C E. COM	82 of 82

We empower investors and companies to build

for long-term and sustainable growth by providing

high-quality data, analytics, and insight.

G E T  S T A R T E D  W I T H  I S S  S O L U T I O N S

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2022 | Institutional Shareholder Services and/or its affiliates

1

APPENDIX C

1

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2024

MUTUAL FUND SERIES TRUST

Catalyst Insider Income Fund Class A: IIXAX Class C: IIXCX Class I: IIXIX
Catalyst/SMH High Income Fund Class A: HIIFX Class C: HIICX Class I: HIIIX
Catalyst/SMH Total Return Income Fund Class A: TRIFX Class C: TRICX Class I: TRIIX
Catalyst/MAP Global Balanced Fund Class A: TRXAX Class C: TRXCX Class I: TRXIX
Catalyst/CIFC Senior Secured Income Fund (formerly, Catalyst/CIFC Floating Rate Income Fund) Class A: CFRAX Class C: CFRCX Class C-1: CFRFX Class I: CFRIX
Catalyst Enhanced Income Strategy Fund Class A: EIXAX Class C: EIXCX Class I: EIXIX

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Catalyst Insider Income Fund (the “Insider Income Fund”), Catalyst/SMH High Income Fund (the “High Income Fund”), Catalyst/SMH Total Return Income Fund (the “Total Return Income Fund”), Catalyst/MAP Balanced Fund (the “Global Balanced Fund”), Catalyst/CIFC Senior Secured Income Fund (the “Senior Secured Income Fund”) and Catalyst Enhanced Income Strategy Fund (the “Enhanced Income Strategy Fund”) (each a “Fund” and, collectively, the “Funds”) dated November 1, 2024. Each Fund is a separate series of Mutual Fund Series Trust (the “Trust”), an open-end management company organized as an Ohio business trust. The Funds’ Financial Statements for the fiscal year ended June 30, 2024 is incorporated herein by reference and available on the Fund’s website, www.CatalystMF.com. This SAI has been incorporated in its entirety into the Prospectus. Copies of the Prospectus and Financial Statements may be obtained at no charge from the Trust by writing to the above address or calling 1-866-447-4228.

1

INVESTMENT RESTRICTIONS	3
OTHER INVESTMENT POLICIES	5
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS	5
DISCLOSURE OF PORTFOLIO HOLDINGS	26
TRUSTEES AND OFFICERS	27
PRINCIPAL SHAREHOLDERS	33
ADVISOR AND SUB-ADVISORS	42
CODE OF ETHICS	49
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	49
COMPLIANCE SERVICES	51
CUSTODIAN	51
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	51
COUNSEL	51
DISTRIBUTOR	51
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES	54
PROXY VOTING POLICY	56
PORTFOLIO TURNOVER	57
PORTFOLIO TRANSACTIONS	57
PURCHASE AND REDEMPTION OF SHARES	59
REDUCTION OF UP-FRONT SALES CHARGE ON CLASS A SHARES	60
WAIVERS OF UP-FRONT SALES CHARGE ON CLASS A SHARES	61
EXCHANGE PRIVILEGE	61
WAIVERS OF DEFERRED SALES CHARGE ON CLASS C-1 SHARES	62
SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH CERTAIN FINANCIAL INTERMEDIARIES	62
NET ASSET VALUE	62
TAX INFORMATION	64
INVESTMENTS IN FOREIGN SECURITIES	64
BACKUP WITHHOLDING	65
FOREIGN SHAREHOLDERS	65
FINANCIAL STATEMENTS	66
Appendix A—Description of Commercial Paper and Bond Ratings	67
Appendix B	69
Appendix C	72
Appendix D	74
Appendix E	82
Appendix F	84

2

MUTUAL FUND SERIES TRUST

The Trust, an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by an Agreement and Declaration of Trust on February 27, 2006. The Agreement and Declaration of Trust permits the Board of Trustees of the Trust (“Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Insider Income Fund, High Income Fund and the Total Return Income Fund are each separate non-diversified series of the Trust and the Global Balanced Fund, Senior Secured Income Fund and the Enhanced Income Strategy Fund are diversified series of the Trust. There are currently several other series (or funds) and additional series may be created by the Board from time to time.

Catalyst Capital Advisors LLC (“Catalyst” or the “Advisor”) acts as advisor to the Funds.

SMH Capital Advisors, LLC (“SMHCA”) serves as the investment sub-advisor to the High Income and Total Return Income Funds.

Managed Assets Portfolios, LLC (“MAP”) serves as the investment sub-advisor to the Global Balanced Fund.

CIFC Investment Management LLC (“CIFC”) serves as the investment sub-advisor to the Senior Secured Income Fund.

Wynkoop, LLC (“Wynkoop”) serves as the investment sub-advisor to the Enhanced Income Strategy Fund.

As used herein, “Sub-Advisor” may refer to any of SMHCA, MAP, CIFC or Wynkoop.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Board. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the Board may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each Fund offers four classes of shares: Class A, Class C, Class I and Class T Shares. Each of the Total Return Income Fund and Senior Secured Income Fund offers Class C-1 Shares. As of the date of this SAI, only Class A, Class C and Class I Shares of each Fund and Class C-1 Shares of the Senior Secured Income Fund are available for sale. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

3

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of each Fund and cannot be changed with respect to a Fund unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of that Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of that Fund.

As a matter of fundamental policy, each Fund, except as otherwise noted, may not:

(a)        borrow money, except as permitted under the Investment Company Act of 1940, as amended (“the 1940 Act”)*, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b)        issue senior securities, except as permitted under the 1940 Act*, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c)        engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(d)        purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(e)        purchase or sell physical commodities or forward contracts relating to physical commodities;

(f)        make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund’s investment objective and policies may be deemed to be loans;

(g)       invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. A Fund will consider the investments of underlying investment companies when determining its compliance with this restriction;

(h)        (Global Balanced Fund, Senior Secured Income Fund and Enhanced Income Strategy Fund Only) with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

*The 1940 Act limits a Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

With respect to interpretations of the SEC or its staff described in paragraph (b) above, the SEC and its staff have identified various securities trading practices and derivatives transactions used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act. However, rather than rigidly deeming all such practices as impermissible forms of issuing a “senior security” under Section 18(f), the SEC has adopted Rule 18f-4 under the 1940 Act, which permits a fund to enter into derivatives transactions and certain similar transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under Section 18(f) of the 1940 Act, subject to the conditions of the Rule.

Rule 18f-4 imposes limits on the amount of derivatives a Fund can enter into, eliminates the asset segregation framework previously used by the Funds to comply with Section 18 of the 1940 Act, treats derivatives

4

as senior securities and requires a Fund to maintain a comprehensive derivative risk management program and appoint a derivatives risk manager if its exposure to derivatives is above a specified amount.

OTHER INVESTMENT POLICIES

The following investment policies are not fundamental and may be changed by the Board without the approval of the shareholders of the Funds:

(a)       No Fund will purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;

(b)       No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. The Fund shall maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

(c)       No Fund will purchase any security while borrowings representing more than one third of its total assets are outstanding;

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Pursuant to Rule 22e-4, no Fund will invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid investments. Rule 144A securities with registration rights are not considered to be illiquid. If illiquid investments exceed 15% of a Fund’s net assets, the Fund will take corrective action consistent with Rule 22e-4.

Temporary Defensive Positions

From time to time, a Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative advisory fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. A Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of any Fund, the following policies supplement the investment objectives and policies of the Funds as set forth in the Prospectus. Each reference to “Advisor” in the section below includes, where applicable, the Fund’s sub-advisor.

Common Stocks. The Funds may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership

5

interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Funds may also invest in warrants and rights related to common stocks.

Investments in Small and Unseasoned Companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Securities of Other Investment Companies. The Funds may invest in securities issued by other investment companies. Each Fund intends to limit its investments in accordance with applicable law or as permitted by Rule 12d1-4 under the 1940 Act. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by the Fund’s shareholders.

The Funds intend to rely on Section 12(d)(1)(F) and Rule 12d1-4 under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the limitations described above, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) do not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F).

Exchange-Traded Funds. Each Fund may invest in a range of exchange-traded funds (“ETFs”). An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the S&P 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see “Securities of Other Investment Companies” above.

When a Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market risk, short selling, leverage as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the

6

Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which each Fund may be more heavily invested will vary.

To offset the risk of declining security prices, the Funds may invest in inverse ETFs.  Inverse ETFs are funds designed to rise in price when stock prices are falling.   Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETF’s current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 5%).

ETFs or Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  Any strategy that includes inverse or leveraged securities could cause a Fund to suffer significant losses.

Closed-End Investment Companies. The Funds may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having a sub-advisor as an investment advisor, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the net asset value (“NAV”) per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of that Fund’s shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds. The Funds may also invest in preferred shares of closed-end funds.

Investors in the Funds should recognize that they may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Funds they will bear not only their proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds. An investor may incur increased tax liabilities by investing in a Fund rather than directly in the underlying funds.

Business Development Companies (BDCs) and Special Purpose Acquisition Companies (SPACs). The Funds may invest in BDCs and SPACs. Federal securities laws impose certain restraints upon the organization and operations of BDCs and SPACs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a

7

merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise it will be forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than 20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to sell his shares in the SPAC if voting against it. SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933 and 10-K, 10-Q and 8-K financial reporting requirements. Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e., investment comes in the form of common shares and warrants which can be traded). Other than the risks normally associated with IPOs, SPACs’ public shareholders’ risks include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

Undertakings in Collective Investment in Transferable Securities (UCITS) Funds. The Funds may invest in affiliated and unaffiliated UCITS funds, open-ended pooled or collectively investment undertakings established in accordance with the UCITS Directive adopted by members of the European Union. The underlying investments of a UCITS fund must have sufficient liquidity to fulfill redemptions at the request of shareholders, either directly or indirectly out of the underlying investments. The assets of a UCITS fund are entrusted to an independent custodian or depositary for safekeeping and held on a segregated basis. To the extent a Fund holds interests in a UCITS fund, the Fund will bear two layers of asset-management fees and expenses (directly at the Fund level and indirectly at the UCITS fund level) and a single layer of incentive fees (at the UCITS fund level).

Options on Securities. Each Fund may purchase put or call options on equity securities (including securities of ETFs). Each Fund may also write call options and put options on stocks only if they are covered, as described below, and such options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). Each Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund.

A Fund may write only call options that are “covered”. A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security on the same economic terms. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium.” A Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a

8

closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium a Fund will receive from writing A call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m., depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In order to write a call option, a Fund is required to comply with OCC rules and the rules of the various exchanges with respect to collateral requirements.

9

A Fund may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the Advisor or sub-advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the Advisor feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium.” A Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all.

A Fund may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the “premium.” If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

Stock Index Options. A Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts.

Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although a Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

10

Options on Stock Indexes. Each Fund’s purchase and sale of options on stock indexes will be subject to risks described above under “Transactions in Stock Options.” In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the advisor’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. A Fund will not purchase or sell stock index option contracts unless and until, in the Advisor’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Funds are permitted to enter into these transactions solely: (a) to hedge against changes in the market value of portfolio investments and against changes in the market value of investments intended to be purchased, (b) to close out or offset existing positions, or (c) to manage the duration of a portfolio’s fixed income investments.

Hedging activity in a Fund may include buying or selling (writing) put or call options on stocks, shares of exchange traded funds or stock indexes, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Funds may engage in transactions in futures contracts and options on futures contracts.

Convertible Securities. The Funds may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all

11

creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations (“NRSROs”) are generally rated below other obligations of the company and many convertible securities are not rated.

Preferred Stock. The Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants. The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations. The Funds may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credit of each issuing agency.

Foreign Government Obligations. The Funds may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See “Foreign Investment” below.

Bank Obligations. Each Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank

12

unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper consists of unsecured promissory notes, including master notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as advisor to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on master notes is subject to change. Repayment of master notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Master notes typically are not rated by credit rating agencies.

The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by an NRSRO. The Funds may also invest in commercial paper that is not rated but is determined by the Advisor, under guidelines established by the Board, to be of comparable quality.

Other Fixed Income Securities. Other fixed income securities in which the Funds may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Funds may invest in short-term investments (including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including U.S. dollar-denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act).

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by a Fund must be determined by the Advisor under guidelines approved by the Board to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank

13

holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments. The Funds may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar depositary receipts, and ETFs or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Funds to currency fluctuation risks.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

14

Depositary Receipts. Each Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United State bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle a Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets. Each Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

When-Issued and Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to a Fund until settlement. When entering into a when-issued or delayed delivery transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.

Lower Rated or Unrated Securities. Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the Advisor, may have speculative characteristics. Securities rated below investment grade, i.e., below Baa or BBB, or deemed of comparable quality by the Advisor, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The credit rating for these securities could also be further downgraded after they are purchased by a Fund, which would reduce their value. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading market for lower rated securities is generally lower than that for higher-rated securities, and that for which the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring the Fund to rely more on judgment. Less liquid secondary markets may also affect a Fund’s ability to sell securities at their fair value. Each Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid

15

investments, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund’s assets invested in illiquid investments may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities. The Funds may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Each Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Forward Foreign Currency Exchange Contracts. A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts. A Fund may invest in futures contracts and options thereon (stock index futures contracts, exchange traded Bitcoin and Ethereum futures contracts, interest rate futures contracts or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund’s securities investments. When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (“Custodian”), a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of

16

adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio investments to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the Advisor’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Funds. A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the regulations of the Commodity Futures Trading Commission (“CFTC”) described above.

Interest Rate Futures. A Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the Advisor anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

Stock Index Futures. A Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio or that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the Advisor anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

A Fund’s successful use of stock index futures contracts depends upon the Advisor’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund’s portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts.

17

In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contract are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A Fund may write only foreign currency options that are “covered”. A call option is “covered” if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency on the same economic terms. In addition, a Fund will not permit the option to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” above.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REITs. The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs,” “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although a Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines in real property values and income from real property on a local, regional

18

and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable-rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the

19

mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds and Debentures. The Funds may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Funds may invest in assignments of and participations in loans issued by banks and other financial institutions.

When a Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

20

A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such investments. The lack of a liquid secondary market will have an adverse impact on the value of such investments and on a Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these investments for purposes of valuing the Fund’s portfolio and calculating its net asset value.

A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such investments. The lack of a liquid secondary market will have an adverse impact on the value of such investments and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Investments. A Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (“Securities Act”). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to readily resell these investments at a price equal to what it might obtain for similar investments with a more liquid market. A Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Board, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, each Fund will limit its purchase, together with other illiquid investments including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Advisor believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities which

21

meet the criteria for liquidity established by the Board are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board, including Section 4(a)(2) commercial paper, as determined by the Advisor, as liquid and not subject to the investment limitations applicable to illiquid investments.

Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions that the Advisor deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Funds’ securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Funds’ Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Funds will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities. Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. government securities or irrevocable bank standby letters of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders’ and custodial fees, including fees to an Advisor or their affiliates, in connection with loans. In addition, the Funds consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not lend their securities to any director, officer, employee, or affiliate of the Advisor, the administrator, or the distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales “Against the Box.” The Funds may engage in short sales “against the box.” In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if at the time of the short sale the Fund owns or has

22

the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

A Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Funds may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to a buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker.

Municipal Securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the

23

degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

Each Fund may invest in “private activity” bonds. Each Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Corporate Debt Obligations. The Funds may invest in corporate debt obligations, including senior secured loans, first lien senior secured debt, and second lien senior secured debt.

The factors affecting an issuer’s first and second lien leveraged loans, and its overall capital structure, are complex. Some first lien loans may not necessarily have priority over all other debt of an issuer. For example, some first lien loans may permit other obligations to be secured ratably with the loans (such as overdrafts, swaps or other derivatives made available by members of the lending syndicate to the company), or involve first liens only on specified assets of an issuer (e.g., excluding real estate or receivables). Issuers of first lien loans may have two tranches of first lien debt outstanding each with first liens on separate collateral. In the event of a Chapter 11 filing by an issuer, Title 11 of the U.S. Code (the “Bankruptcy Code”) authorizes, under certain circumstances, the issuer to use a creditor’s collateral to obtain additional credit by granting a postpetition lender “priming” liens on such collateral and/or superpriority administrative expense claims, senior even to liens and claims that were first in priority prior to the bankruptcy filing, as long as the issuer provides what the bankruptcy court determines to be adequate protection, which may, but need not always, consist of the grant of replacement or additional liens, additional claims (superpriority claims junior to the claims granted to the postpetition lender(s)) or the making of cash payments to the affected secured creditor. It is important to note that adequate protection is a flexible concept, and the determination of whether, and in which forms, to provide adequate protection is within the discretion of the bankruptcy court. The imposition of priming liens and/or superpriority claims would adversely affect the priority of the liens and claims held by a Fund and could adversely affect the Fund’s recovery on its loans. In addition, in a bankruptcy proceeding, certain unsecured administrative and priority claims may have priority over first lien, secured loans including, without limitation, the actual and necessary costs of administering the bankruptcy case (e.g., professional fees, certain wage claims of employees, etc.) Such claims, albeit unsecured, will have effective priority over first lien loans because these claims must be paid in full in order to confirm a plan of reorganization or liquidation.

As a general matter, in a bankruptcy proceeding secured debt is entitled to greater priority than unsecured debt but only to the extent of the value of the collateral securing the debt. Although the underlying

24

assets selected as collateral to secure loans may give a Fund the ability to realize proceeds through a plan of reorganization or liquidation, if any deficiencies exceed such assumed levels or if underlying assets are sold it is possible that a Fund’s share of the proceeds of such sale or disposition will not be sufficient to pay in full the amount of principal, interest and other obligations owing to the Fund with respect to its investment. It is also possible that in a bankruptcy case, unsecured creditors driven to augment their own recoveries may seek to challenge the validity, priority and extent of the first lien lenders’ collateral. Even if the first lien lenders were able to successfully defend against such a lien challenge, it is possible that litigation costs relating to such defense could decrease the proceeds of the collateral available for distribution to lenders.

Issuer Insolvency Risks. If a court in a lawsuit brought by a creditor or representative of creditors (such as a trustee in bankruptcy) of an issuer of one of the Funds’ investments were to find that (a) such issuer did not receive reasonably equivalent value for incurring the indebtedness evidenced by the loans that the issuer issued to the Fund and (b) after giving effect to such indebtedness and the use of the proceeds thereof, such issuer (i) was insolvent, (ii) was engaged in a business for which its remaining assets constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the issuer or recover amounts previously paid by such issuer to the Fund in satisfaction of such indebtedness.

In addition, upon the insolvency of an issuer, payments that it made to a Fund may be subject to avoidance as a preference if made within a certain period of time (which may be as long as one year in the case of the U.S.) before insolvency. There can be no assurance as to what a given court would apply in order to determine whether the issuer was insolvent or that, regardless of the method of valuation, a court would not determine that the issuer was insolvent, in each case, after giving effect to the indebtedness evidenced by the loans held by a Fund and the use of the proceeds thereof. While the Fund may be able to assert certain defenses to any such avoidance claims, the outcome of such claims is within the discretion of the bankruptcy court and is therefore inherently incapable of being predicted.

In general, if payments are voidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as a Fund) or from subsequent transferees of such payments.

Non-Performing Debt Obligations. The Funds, except for the Senior Secured Income Fund, may invest in non-performing debt obligations and the Senior Secured Income Fund may invest in debt obligations that become non-performing. Non-performing debt obligations may require substantial workout negotiations, restructuring, or bankruptcy filings, all of which may entail a substantial reduction in the interest rate, deferral of payments and/or a substantial write-down of the principal of a debt obligation or conversion of some or all of the debt to equity. Upon a bankruptcy filing by an issuer of debt, the Bankruptcy Code imposes an automatic stay on a creditor’s efforts to seek or compel payment of prepetition debts. Moreover, if an issuer were to file for Chapter 11 reorganization, the Bankruptcy Code authorizes the issuer to restructure the terms of repayment of debt even if the holders of such debt do not accept the issuer’s proposed restructuring as long as, among other things, the bankruptcy court determines that the restructured terms are fair and equitable to the debt holders and certain other conditions are met. Because bankruptcy courts are courts of equity, and have broad statutory power to craft remedies and issue rulings, often without precedent, to facilitate a debtor’s reorganization and/or equitable distribution of assets to creditors and other stakeholders, it is inherently difficult to predict how a bankruptcy court will deal with a particular situation and to what extent the court might authorize compromise of a secured lender’s claim.

Senior Secured Loans. The Funds may invest in senior secured loans, which are subject to certain risks, including, without limitation, (i) invalidation of a debt or lien as a fraudulent conveyance, (ii) preference claw-backs of liens or payments made on account of an antecedent debt in the 90 days (or one year in case of a creditor that is also an insider of the debtor) before a bankruptcy filing, (iii) equitable subordination of claims in cases of misconduct, (iv) so-called lender liability claims by the issuer of the obligations and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Recent decisions in bankruptcy cases have held that a secondary loan market participant can be denied a recovery from the debtor in a bankruptcy if a prior holder of the loans either received such loans as a preference or fraudulent conveyance or engaged in conduct that would qualify for equitable subordination if the secondary holder either took the loan by assignment

25

(as opposed to an open market purchase) or had knowledge of the transferor’s misconduct when it purchased the loan.

Below Investment Grade Assets. The Funds may invest in non-investment grade senior secured corporate loans (or participations or other interests in these loans), which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks. Such investments will be subject to greater risks than investments in investment grade corporate obligations. These risks could be exacerbated to the extent that the portfolio is concentrated in one or more particular types of exposures.

Prices of the exposures may be volatile, and will generally fluctuate due to a variety of factors that are inherently difficult to predict, including but not limited to changes in interest rates, prevailing credit spreads, general economic conditions, financial market conditions, domestic and international economic or political events, developments or trends in any particular industry, and the financial condition of the obligors. Additionally, loans and interests in loans have significant liquidity and market value risks since they are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Because loans are privately syndicated and loan agreements are privately negotiated and customized, loans are not purchased or sold as easily as publicly traded securities. In addition, historically the trading volume in the loan market has been small relative to the high-yield debt securities market.

Participation on Creditors’ Committees. The Funds may participate on committees formed by creditors to negotiate with the management of financially troubled companies both inside and outside of bankruptcy or insolvency proceedings, or the Funds may seek to negotiate directly with the debtors with respect to restructuring issues. The participants on such a committee may seek outcomes in their respective individual best interests, and there can be no assurance that results that are the most favorable to a Fund will be obtained in such proceedings. If a committee is appointed in a bankruptcy case, the committee’s actions will necessarily be subject to the jurisdiction and discretion of the bankruptcy court. By participating on such committees, a Fund may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Fund to liability to such other creditors that disagree with the Fund’s actions. However, a Fund’s ability to serve on a creditor’s committee in a Chapter 11 case will be limited to situations in which the Fund holds unsecured loans.

Regulatory Risk. Legal, tax, and regulatory changes could occur and may adversely affect the Funds and their ability to pursue their investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the Internal Revenue Service (“IRS”), the Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, and includes provisions that are expected to have a broad impact on the credit and other financial markets. The EU (and some other countries) is implementing similar requirements.

Future legislative, judicial or administrative action could adversely affect the Funds’ ability to implement their investment program, as well as the ability of the Funds to conduct their operations. Increased regulation could have a material adverse impact on the investment returns of the Funds. Recent changes in legislation, together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may create uncertainty in the credit and other financial markets and create other unknown risks. The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures for the public and nonpublic disclosure of the Funds’ portfolio investments.

As a general matter, no information concerning the portfolio holdings of a Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of

26

performing their duties (for example, the Funds’ custodian, administrator, Advisor, Sub-Advisor, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including duties not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed on the Fund’s website, in marketing materials (provided the portfolio holdings disclosed in the materials are at least 15 days old) or through filings with the SEC as described below and (2) to third-party vendors that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC. The Funds disclose their portfolio holdings by delivering the annual and semi-annual reports, or notice of electronic availability thereof, to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose their portfolio holdings reports on Forms N-CSR two months after the end of each semi-annual period and Form N-PORT within 30 days after each fiscal quarter end.

Neither the Funds nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The Board manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or an advisor or the distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements, and the investment advisory and sub-advisory agreements. When considering approval or renewal of advisory and sub-advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the Advisor and the Sub-Advisors, the performance of the Funds, the costs and the profitability of the agreements to the Advisor and Sub-Advisors, ancillary benefits to the Advisor and Sub-Advisors or their affiliates in connection with its relationship to the Funds, and the amount of fees charged in comparison to those of other investment companies.

The Board currently has three standing committees: the Audit Committee, the Risk and Compliance Committee and the Nominating Committee. In addition, the Board has a Special Committee that oversees litigation matters on behalf of the Trust. Each committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement. The term of office of each officer is until the successor is elected.

27

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Lead Trustee, Chairman of the Audit Committee and Nominating Committee	Since 6/2006	Manager, Genovese Family Enterprises, LLC (and affiliates, family office) 1999-present, Managing Member, Bear Properties, LLC (real estate firm) (2006-present).	48

Chairman of the Board, Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board, Strategy Shares since 2016; Trustee, IDX Funds Trust (formerly, M3Sixty Funds Trust) since 2016; Chairman of the Board, Catalyst Strategic Income Opportunities Fund since April 2024; Chairman of the Board of AlphaCentric Prime Meridian Income Fund from 2018 to August 2023.

Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice since 2010.	48	Trustee and Chairman of the Audit and Risk and Compliance Committees since 2016, and Chairman of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chairman of the Audit and Risk and Compliance Committees since 2016, and Chairman of the Investment Committee since November 2020, Strategy Shares; Trustee and Chairman of the Audit Committee, Catalyst Strategic Income Opportunities Fund since 2024; Trustee and Chairman of the Audit and Risk and Compliance Committees from 2018 to 2023, and Chairman of the Investment Committee from 2020 to 2023, AlphaCentric Prime Meridian Income Fund.

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee, Chairman of the Risk and Compliance Committee	Since 6/2006	Attorney since 1982.	34	Trustee and Chairman of the Risk and Compliance Committee, Catalyst Strategic Income Opportunities Fund since April 2024.

28

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President 2/2012-3/2022	President of the Trust, 2/2012—3/2022; President, Rational Advisors, Inc., since 2016; Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014 ; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; CEO, Catalyst International Advisors LLC, since 2019; CEO, Insights Media LLC, since 2019; CEO, MFund Management LLC, since 2019.	34	None
Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022

Vice President of the Trust, 2018-2022; Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; President, MFund Distributors LLC, since 2020; COO, Catalyst International Advisors LLC, since 2019; COO, Insights Media LLC, since 2019; COO, MFund Management LLC, since 2019; COO, AlphaCentric Advisors LLC, since 2021.

				N/A	N/A
Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022

Investment Operations Manager, MFund Management LLC, since 2022; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019.

				N/A	N/A
Erik Naviloff 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Ultimus Fund Solutions, LLC, since 2011.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and Catalyst Strategic Income Opportunities Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

29

Leadership Structure. The Trust is led by Jerry Szilagyi, who has served as the Chairman of the Board since 2010. Mr. Szilagyi is an interested person by virtue of his controlling interest in the Advisor and AlphaCentric Advisors LLC, an investment adviser to other certain series of the Trust. The Board is comprised of Mr. Szilagyi, an Interested Trustee, and Tobias Caldwell, Stephen Lachenauer, and Tiberiu Weisz, each an Independent Trustee. Mr. Caldwell serves as the Lead Independent Trustee. The Lead Independent Trustee serves as a key point person for dealings between management and the Independent Trustees and assists in setting the agendas for Board meetings. The Independent Trustees meet in executive session at each Board meeting. Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Trustees in advance of each Board meeting and between Board meetings. The Board believes this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his experience in providing both advisory and administrative services to other mutual funds. Additionally, as the Managing Member of MFund Services LLC, which provides management and legal administrative services to the Trust, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. In its risk oversight role, the Board oversees risk management, and the full Board engages in discussions of risk management and receives reports on investment and compliance risk at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee and Risk and Compliance Committee, reviews reports from among others, the advisors, sub-advisors, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Fund and the risk management programs of the Trust, the advisors and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to each Fund resides with the Advisor and other service providers to the Fund. Although the risk management policies of the Advisor and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

The Board also considers liquidity risk management issues as part of its general oversight responsibilities and oversees each Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by the Liquidity Risk Management (“LRM”) Program Administrator that address liquidity matters. As required by Rule 22e-4 under the 1940 Act, the Board, including a majority of the Independent Trustees, has approved the Trust’s LRM Program, which is reasonably designed to assess and manage the Trust’s liquidity risk, and has appointed the LRM Program Administrator that is responsible for administering the LRM Program. The Board also reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the program and assesses its adequacy and effectiveness of implementation.

Audit Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz and serve on the Board’s Audit Committee. The Board’s Audit Committee is a standing independent committee with a separate chair.  The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Audit Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ended June 30, 2024, the Audit Committee met 4 times.

30

Risk and Compliance Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz serve on the Board’s Risk and Compliance Committee. The Risk and Compliance Committee is a standing independent committee with a separate chair. The primary function of the Risk and Compliance Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to the adequacy and effectiveness of the Trust’s compliance program and to oversee the Trust’s Chief Compliance Officer. The Risk and Compliance Committee meets as often as necessary, and no less than quarterly. During the fiscal year ended June 30, 2024, the Risk and Compliance Committee met 4 times.

Nominating Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz serve on the Board’s Nominating Committee. The Board’s Nominating Committee is a standing independent committee with a separate chair.  The primary functions of the Nominating Committee are to assist the Board in carrying out its responsibilities relating to (i) the identification and selection of qualified individuals to become Board members and members of Board committees and (ii) the development, adoption and periodic monitoring and updating of criteria and characteristics relating to the consideration, nomination and selection of interested and non-interested trustees. The Nominating Committee meets as often as necessary.

Special Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz serve on a Special Committee responsible for reviewing the allegations contained in any class action lawsuit filed against the Trust, demand for books and records served upon the Trust, or any derivative lawsuit that may be filed against the Trust. The Special Committee is also responsible for taking such other actions that may be referred to it from time to time by the Board. The Special Committee met as needed during the fiscal year ended June 30, 2024.

Background and Qualifications of the Trustees. Mr. Szilagyi is the managing member of the Advisor, an original sponsor of the Trust. Mr. Szilagyi is the Managing Member of AlphaCentric Advisors, LLC, an investment advisor to certain series of the Trust. Mr. Szilagyi is also the President of Rational Advisors, Inc., an investment advisor to other series in the Fund Complex, and is President of MFund Services LLC, which provides management and legal administrative services to the Trust. Mr. Szilagyi has many years of experience managing mutual funds and providing administrative services to other mutual funds. His experience in the investment management industry makes him uniquely qualified to serve as the Trust’s Chairman.

Mr. Caldwell is the manager of the Genovese family office, and a managing member of a real estate management firm. Mr. Caldwell’s experience in the investment and real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisors to the funds. Mr. Caldwell also serves on the boards of other mutual fund trusts.

Mr. Lachenauer has been an attorney in private practice for over fifteen years, providing advice and counsel to small businesses and individuals on real estate, commercial contracts, general business and financial matters. Mr. Lachenauer’s previous experience at large law firms and as an attorney at a large investment bank provides the Board with knowledge of financial and investment regulatory matters. Mr. Lachenauer also serves on the boards of other registered investment companies in the Fund Complex.

Mr. Weisz is an attorney and provides the Board with general insight regarding their duties and standards of care. Mr. Weisz also serves on the board of another registered investment company in the Fund Complex.

Share Ownership in the Funds

Fund Shares Owned by Trustees as of December 31, 2023

Name of Trustee	Mr. Caldwell	Mr. Lachenauer	Mr. Szilagyi	Mr. Weisz
Dollar Range of Equity Securities in Insider Income Fund	None	None	None	None
Dollar Range of Equity Securities in the High Income Fund	None	None	None	None
Dollar Range of Equity Securities in the Total Return Income Fund	None	None	None	None
Dollar Range of Equity Securities in Global Balanced Fund	None	None	Over $100,000	None
Dollar Range of Equity Securities in Senior Secured Income Fund	None	None	Over $100,000	None
Dollar Range of Equity Securities in Enhanced Income Strategy Fund	None	None	None	None
Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust	Over $100,000	None	Over $100,000	None

31

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust. The Lead Independent Trustee of the Trust and the Chairmen of the Trust’s Audit Committee and Risk and Compliance Committee each receives an additional quarterly retainer.

The following table describes the compensation paid to the Trustees during the fiscal year ended June 30, 2024. The Trust has no retirement or pension plans.

Compensation Table
Name of Person, Position(s)	Mr. Caldwell	Mr. Lachenauer	Mr. Szilagyi**	Mr. Weisz
Aggregate Compensation from the Insider Income Fund	$5,893	$4,484	$0	$4,766
Aggregate Compensation from the High Income Fund	$5,893	$4,484	$0	$4,766
Aggregate Compensation from the Total Return Income Fund	$5,893	$4,484	$0	$4,766
Aggregate Compensation from the Global Balanced Fund	$5,893	$4,484	$0	$4,766
Aggregate Compensation from the Senior Secured Income Fund	$5,893	$4,484	$0	$4,766
Aggregate Compensation from the Enhanced Income Strategy Fund	$5,893	$4,484	$0	$4,766
Estimated Annual Benefits Upon Retirement	$0	$0	$0	$0
Total Compensation from Fund and Fund Complex*	$305,996	$261,996	$0	$169,063

*	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and Catalyst Strategic Income Opportunities Fund, each a registered open-end investment company. During the period reflected in the table above, the “Fund Complex” also included the AlphaCentric Prime Meridian Income Fund (“ACPMIF”). ACPMIF was deregistered as a closed-end investment company with the SEC on August 23, 2023 and liquidated on September 1, 2023.

**	Mr. Szilagyi is compensated by Catalyst for advisory services and MFund Services LLC for management and legal administrative support services to the Trust. Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

32

PRINCIPAL SHAREHOLDERS

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the advisory agreement with the advisor. Persons owning 25% or more of the outstanding shares of a Fund (or a class of shares of a Fund) may be deemed to control the Fund (or class of the Fund). Persons owning 5% or more of the outstanding shares of the Fund (or a class of shares of the Fund) may be deemed principal shareholders of the Fund (or class of the Fund). Below are the beneficial and/or record holders of 5% or more of each Fund.

Insider Income Fund Class A Shares

Shareholders are known by the Trust to own of record 5% or more of the outstanding shares of the Insider Income Fund Class A shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	53,521.9430	15.16%
Wells Fargo Clearing Services LLC/Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	83,583.4500	23.67%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	39,762.0900	11.26%
Constellation Trust Co. Cust FBO/ Ronald Dean Hansen IRA 21200 Silver Cloud Dr. Diamond Bar, CA 91765	25,597.9530	7.25%

As of October 3, 2024, securities of the Insider Income Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Insider Income Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Insider Income Fund Class C shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	120,896.1930	38.73%*
Cetera Investments Svcs. (FBO)Summit Motor Sports 2ER-15352-12 3160 Mcilhattan Rd. Bozeman MT 59715	43,488.3440	13.93%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	32,456.2570	10.40%

*	May be deemed to control Class C shares of the Fund because it holds more than 25% of the outstanding Class C shares.

33

As of October 3, 2024, securities of the Insider Income Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Insider Income Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Insider Income Fund Class I shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	1,677,038.9810	31.64%*
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	1,140,937.0790	21.53%

*	May be deemed to control Class I shares of the Fund because it holds more than 25% of the outstanding Class I shares.

As of October 3, 2024, securities of the Insider Income Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

High Income Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the High Income Fund Class A shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Raymond James/Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	137,804.5040	6.34%
Wells Fargo Clearing Services LLC/Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	767,879.6980	35.33%*
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	145,740.3080	6.71%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	117,828.6820	5.42%

*	May be deemed to control Class A shares of the Fund because it holds more than 25% of the outstanding Class A shares.

34

As of October 3, 2024, securities of the High Income Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

High Income Fund Class C Shares

Shareholders are known by the Trust to own of record 5% or more of the outstanding shares of the High Income Fund Class C shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	30,114.2440	5.87%
Wells Fargo Clearing Services LLC/Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	50,369.3060	9.81%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	126,666.6670	24.68%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	28,474.9510	5.55%

As of October 3, 2024, securities of the High Income Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

High Income Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the High Income Fund Class I shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below:

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	257,108.5470	15.00%
Wells Fargo Clearing Services LLC/Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	253,961.0000	14.82%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	301,372.3350	17.59%

35

As of October 3, 2024, securities of the High Income Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 1.19% of the outstanding Class I shares of the Fund.

Total Return Income Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Total Return Income Fund Class A shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Raymond James/Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	65,761.3060	5.87%
Wells Fargo Clearing Services LLC/Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	842,138.9580	75.19%*

*	May be deemed to control Class A shares of the Fund because it holds more than 25% of the outstanding Class A shares.

As of October 3, 2024, securities of the Total Return Income Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Total Return Income Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Total Return Income Fund Class C shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	99,640.5770	19.21%
Wells Fargo Clearing Services LLC/Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	235,535.8040	45.41%*
American Enterprise Inv. Svcs/A/C8574-0070 707 2nd Avenue South Minneapolis, MN 55402	35,423.4950	6.83%

*	May be deemed to control Class C shares of the Fund because it holds more than 25% of the outstanding Class C shares.

36

As of October 3, 2023, securities of the Total Return Income Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Total Return Income Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Total Return Income Fund Class I shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Wells Fargo Clearing Services LLC/Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	657,691.1340	30.40%*
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	1,362,698.7960	63.00%*

*	May be deemed to control Class I shares of the Fund because it holds more than 25% of the outstanding Class I shares.

As of October 3, 2024, securities of the Total Return Income Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 1.09% of the outstanding Class I shares of the Fund.

Global Balanced Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Global Balanced Fund Class A shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	47,908.4960	24.79%
Raymond James/Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	51,229.5690	26.51%*
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16,757.5960	8.67%

*	May be deemed to control Class A shares of the Fund because it holds more than 25% of the outstanding Class A shares.

37

As of October 3, 2024, securities of the Global Balanced Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Global Balanced Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Global Balanced Fund Class C shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	30,136.6150	6.79%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	294,752.0010	66.42%*

*	May be deemed to control Class C shares of the Fund because it holds more than 25% of the outstanding Class C shares.

As of October 3, 2024, securities of the Global Balanced Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Global Balanced Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Global Balanced Fund Class I shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	65,908.5330	10.29%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	184,459.8560	28.81%*
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	228,714.5650	35.72%*
Jerry J Szilagyi &Isobel L Szilagyi JTWROS 200 Dorado Beach Drive Apt 3642 Dorado, PR 00646	35,145.2740	5.49%
Isobel L Szilagyi & June A Szilagyi CI TTEES of the Jerry J Szilagyi 2015 Family Trust US DTD 12-29-2015 5 Abbington Dr. Huntington, NY 11743	82,701.3280	12.92%

*	May be deemed to control Class I shares of the Fund because it holds more than 25% of the outstanding Class I shares.

38

As of October 3 2024, securities of the Global Balanced Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 18.41% of the outstanding Class I shares of the Fund.

Senior Secured Income Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Senior Secured Income Fund Class A shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	510,016.6820	14.10%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	411,738.8210	11.38%
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	753,175.4380	20.82%
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	213,051.5760	5.89%

As of October 3, 2024, securities of the Senior Secured Income Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Senior Secured Income Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Senior Secured Income Fund Class C shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	823,118.1920	18.41%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	1,976,004.8620	44.21%*

*	May be deemed to control Class C shares of the Fund because it holds more than 25% of the outstanding Class C shares.

39

As October 3, 2024, securities of the Senior Secured Income Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Senior Secured Income Fund Class C-1 Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Senior Secured Income Fund Class C-1 shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Jerry J Szilagyi & Isobel L Szilagyi, JTWROS 200 Dorado Beach Drive Apt 3642 Dorado, PR 00646	113.1220	100.00%*

*	May be deemed to control Class C-1 shares of the Fund because it holds more than 25% of the outstanding Class C-1 shares.

As October 3, 2024, securities of the Senior Secured Income Fund Class C-1 shares owned by all officers and trustees, including beneficial ownership, as a group represented 100% of the outstanding Class C-1 shares of the Fund.

Senior Secured Income Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Senior Secured Income Fund Class I shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	12,962,651.3970	27.22%*
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	9,119,940.6390	19.15%
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	5,727,711.2750	12.03%
Merrill Lynch Pierce Fenner & Smith Inc/For the sole benefit of its customers 4800 Dear Lake Drive East Jacksonville, FL 32246	6,417,692.1740	13.48%

*	May be deemed to control Class I shares of the Fund because it holds more than 25% of the outstanding Class I shares.

As of October 3, 2024, securities of the Senior Secured Income Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

40

Enhanced Income Strategy Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Enhanced Income Strategy Fund Class A shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	209,270.1260	10.85%
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	582,763.5110	30.22%*
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	170,150.9730	8.82%

*	May be deemed to control Class A shares of the Fund because it holds more than 25% of the outstanding Class A shares.

As of October 3, 2024, securities of the Enhanced Income Strategy Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Enhanced Income Strategy Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Enhanced Income Strategy Fund Class C shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	363,530.7320	31.07%*

*	May be deemed to control Class C shares of the Fund because it holds more than 25% of the outstanding Class C shares.

As October 3, 2024, securities of the Enhanced Income Strategy Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Enhanced Income Strategy Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Enhanced Income Strategy Fund Class I shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	7,203,235.6690	32.82%*
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	4,247,933.6390	19.36%

*	May be deemed to control Class I shares of the Fund because it holds more than 25% of the outstanding Class I shares.

41

As of October 3, 2024, securities of the Enhanced Income Strategy Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

ADVISOR AND SUB-ADVISORS

Catalyst Capital Advisors LLC has been retained by the Trust, on behalf of the Funds, under an investment advisory agreement (the “Advisory Agreement”) to act as each Fund’s advisor, subject to the oversight of the Board. Catalyst Capital Advisors was organized under the laws of New York on January 24, 2006. The Advisor oversees the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. The address of the Advisor is 53 Palmeras St. Suite 601, San Juan, PR 00901. Jerry Szilagyi is the controlling member of the Advisor. The Advisor is under common control with AlphaCentric Advisors LLC and Rational Advisors, Inc., the investment advisers of other funds in the same group of investment companies also known as a “Fund Complex”, and with MFund Services LLC, a provider of management, legal administration and compliance services to the Funds and each other fund in the Fund Complex.

The Advisory Agreement provides that the Advisor will provide each Fund with investment advice and supervision and will continuously furnish an investment program for each Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Advisory Agreement, the Advisor directs the investment of the assets of each Fund in conformity with the investment objectives and policies of that Fund. It is the responsibility of the Advisor to make investment decisions for the applicable Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under the Advisory Agreement, each Fund pays the Advisor a monthly advisory fee based on its average daily net assets at the annual rates set forth below:

Contractual Advisory Fee
Insider Income Fund	0.75%
High Income Fund	1.00%
Total Return Income Fund	1.00%
Global Balanced Fund	1.00%
Senior Secured Income Fund	1.00%
Enhanced Income Strategy Fund	1.50%

The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and other expenses paid by the Funds as detailed in each Fund’s Advisory Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, except for specific items of expense referred to below.

42

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Funds will be charged to the Funds, including investment advisory fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. Each Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Funds’ total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses, and extraordinary expenses, such as regulatory inquiry and litigation expenses) at the levels set forth in the table below through October 31, 2025.

Expense Limitation*
Insider Income Fund	Class A – 1.00% Class C – 1.75% Class I – 0.75%
High Income Fund	Class A – 1.48% Class C – 2.23% Class I – 1.23%
Total Return Income Fund	Class A – 1.58% Class C – 2.33% Class I – 1.33%
Global Balanced Fund	Class A – 1.22% Class C – 1.97% Class I – 0.97%
Senior Secured Income Fund	Class A – 1.15% Class C – 1.90% Class C-1 – 1.90% Class I – 0.90%
Enhanced Income Strategy Fund	Class A – 1.75% Class C – 2.50% Class I – 1.50%

*	Applicable to all classes of shares unless otherwise noted.

Each waiver or reimbursement by the Advisor is subject to repayment by the applicable Fund within the three years following the date on which that particular expense is incurred, if the Fund is able to make the repayment within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

The Advisory Agreement with each Fund was in effect for an initial two year term and continues from year to year as long as its continuation is approved at least annually by the Board, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the applicable Fund. Each Advisory Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the renewal of the Advisory Agreement for each Fund can be found in the Fund’s Financial Statements for the fiscal year ended June 30, 2024.

Each Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a

43

loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The table below provides information about the advisory fees paid to the Advisor of each Fund for each of the last three fiscal years ended June 30:

Fund		2022	2023	2024
Insider Income Fund	Total Advisory Fee	$830,622	$586,218	$440,836
	Waiver	$372,543	$292,989	$227,205
	Net Advisory Fee	$458,079	$293,229	$213,631
High Income Fund	Total Advisory Fee	$250,075	$154,120	$145,929
	Waiver	$117,270	$127,991	$130,771
	Net Advisory Fee	$132,805	$26,129	$15,158
Total Return Income Fund	Total Advisory Fee	$208,416	$168,738	$170,206
	Waiver	$83,714	$100,308	$115,968
	Net Advisory Fee	$124,702	$68,430	$54,238
Global Balanced Fund	Total Advisory Fee	$190,426	$159,528	$149,504
	Waiver	$161,770	$167,066	$171,633
	Net Advisory Fee	$28,656	$(7,538)	$(22,129)
Senior Secured Income Fund	Total Advisory Fee	$2,084,613	$2,362,555	$3,532,699
	Waiver	$785,104	$947,927	$1,172,703
	Net Advisory Fee	$1,299,509	$1,414,628	$2,359,996
Enhanced Income Strategy Fund	Total Advisory Fee	$7,074,950	$7,501,051	$4,198,850
	Waiver	$1,120,683	$1,401,166	$839,150
	Net Advisory Fee	$5,954,267	$6,099,885	$3,359,700

Sub-Investment Advisor – High Income Fund and Total Return Income Fund

SMH Capital Advisors, LLC, an investment advisory firm founded in 1997, has been retained to act as the sub-advisor to the High Income Fund and Total Return Income Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. SMHCA also provides investment advisory services to high net worth individuals, pension and profit sharing plans and charitable organizations.

As compensation for the sub-advisory services it provides to the High Income Fund and Total Return Income Fund, the Advisor pays SMHCA 50% of the net advisory fees earned by the Advisor from each Fund. For this purpose, “net advisory fees” mean advisory fees collected from the High Income Fund and Total Return Income Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the High Income Fund and Total Return Income Fund. The fee paid to SMHCA by the Advisor is paid from the Advisor’s advisory fee and is not an additional cost to the High Income Fund and Total Return Income Fund. The Sub-Advisory Agreement was effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Sub-Advisory Agreement is in the Funds’ Financial Statements for the fiscal year ended June 30, 2024. For the previous three fiscal years ended June 30, SMHCA received the following amounts in sub-advisory fees for its services to the High Income and Total Return Income Funds:

	Fiscal Year Ended June 30, 2024	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2022
High Income Fund	$6,864	$13,065	$66,403
Total Return Income Fund	$27,119	$34,215	$62,351

44

Sub-Investment Advisor – Global Balanced Fund

Managed Asset Portfolios, LLC, an investment advisory firm founded in 2000, has been retained to act as the sub-advisor to the Global Balanced Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. MAP is controlled by Michael Dzialo, MAP’s President and Managing Member. MAP also provides investment advisory services to high net worth individuals, institutions, pension and profit sharing plans and charitable organizations.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay MAP 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to MAP by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement was effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Sub-Advisory Agreement is in the Fund’s Financial Statements for the fiscal year ended June 30, 2024. For the fiscal years ended June 30, 2022, June 30, 2023 and June 30, 2024, MAP received $14,328, $0 and $(22,129), respectively, in sub-advisory fees for its services to the Global Balanced Fund.

Sub-Investment Advisor – Senior Secured Income Fund

CIFC Investment Management LLC, a member of an investment advisory firm founded in 2005, has been retained to act as the sub-advisor to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. CIFC is a registered investment adviser specializing in U.S. corporate and structured credit strategies that, together with its affiliates, has approximately $43 billion of assets under management as of June 30, 2024. CIFC is privately held and is a wholly owned indirect subsidiary of CIFC LLC.

As compensation for the sub-advisory services it provides to the Fund, the Advisor pays CIFC 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or other intermediaries with assets in the Fund. The fee paid to CIFC by the Advisor will be paid from the Advisor’s advisory fee and is not an additional cost to the Fund. The Sub-Advisory Agreement was effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Sub-Advisory Agreement for the Senior Secured Income Fund is included in the Fund’s Financial Statements for the fiscal year ended June 30, 2024. For the fiscal years ended June 30, 2022, June 30, 2023 and June 30, 2024, CIFC received $649,754, $707,314 and $1,179,998, respectively in sub-advisory fees for its services to the Senior Secured Income Fund.

Sub-Investment Advisor – Enhanced Income Strategy Fund

Wynkoop, LLC, an investment advisory firm founded in 2009, has been retained to act as the sub-advisor to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. Wynkoop is wholly owned by Brandon D. Jundt. Wynkoop also provides investment advisory services to privately offered funds.

As compensation for the sub-advisory services it provides to the Fund, the Advisor pays Wynkoop 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to Wynkoop by the Advisor is

45

paid from the Advisor’s advisory fee and is not an additional cost to the Fund. The Sub-Advisory Agreement was effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Sub-Advisory Agreement is available in the Fund’s Financial Statements for the fiscal year ended June 30, 2024. For the fiscal years ended June 30, 2022, June 30, 2023 and June 30, 2024, Wynkoop received $2,977,134, $3,049,942 and $1,679,778, respectively, in sub-advisory fees for services to the Enhanced Income Strategy Fund.

Portfolio Managers –Insider Income Fund

Subject to the oversight and approval of the Advisor, David Miller is the senior portfolio manager responsible for the day-to-day management of the Insider Income Fund’s portfolio, and Charles Ashley is co-portfolio manager for the Insider Income Fund. Mr. Miller’s compensation from the Advisor is based on a percentage of the overall profits of the Advisor. He is also entitled to a portion of the proceeds if the Advisor sells all or a portion of the Advisor’s business. They also participate in a pension plan. Mr. Ashley’s compensation from the Advisor is a fixed base salary and a discretionary bonus at the Advisor’s discretion.

Portfolio Managers – High Income Fund and Total Return Income Fund

Subject to the oversight and approval of the Advisor, Dwayne Moyers and Lisa Haley, as portfolio managers, have sole responsibility for the day-to-day management of the portfolios of the High Income Fund and Total Return Fund. Mr. Moyers income is based on the profitability of SMH Capital Advisors LLC and affiliated entities and Ms. Haley’s compensation is based on a salary plus discretionary bonus.

Portfolio Managers – Global Balanced Fund

Subject to the oversight and approval of the Advisor, Michael Dzialo, Peter Swan, Karen Culver, and Zachary Fellows, as portfolio managers, have primary responsibility for the day-to-day management of the Global Balanced Fund’s portfolio. Mr. Dzialo’s compensation is based on a salary plus the overall profits of MAP. He is the sole owner of the firm and therefore benefits from any increase in value of the firm. Mr. Swan’s compensation is based on a salary plus a percentage of the profits from MAP’s mutual fund business and is a member of the firm’s long term key employee performance incentive and retention plan. Ms. Culver’s compensation is based on a salary plus a percentage of the profits from MAP’s mutual fund business and is a member of the firm’s long term key employee performance incentive and retention plan. Mr. Fellows is a member of the firm’s long term key employee performance incentive and retention plan.

Portfolio Manager – Senior Secured Income Fund

Subject to the oversight and approval of the Advisor, Stan Sokolowski (Senior Portfolio Manager, Managing Director and Deputy Chief Investment Officer of CIFC) and Rick Lam (CFA, Managing Director, Senior Portfolio Manager and Head of Trading of CIFC) serve as the Fund’s portfolio managers responsible for the day-to-day management of the Senior Secured Income Fund’s portfolio. The portfolio managers’ compensation from CIFC is based on a fixed salary plus a bonus based on his individual accomplishments and overall profitability of CIFC.

Portfolio Managers –Enhanced Income Strategy Fund

Subject to the oversight and approval of the Advisor, Leland Abrams and Jui Chiew Tan are primarily responsible for the day-to-day management of the Enhanced Income Strategy Fund’s portfolio. Mr. Abrams is the lead portfolio manager of the Fund.  Mr. Abrams’ compensation from Wynkoop is based on salary, revenue sharing and 401K match contributions. Mr. Tan’s compensation from Wynkoop is comprised of salary, 401K match contributions, and profit-sharing distributions based upon management’s discretion.   Additionally, both managers receive compensation directly from other managed funds based upon 20% of the overall profits of the related fund, subject to hurdle and high-water marks.

46

Portfolio Managers’ Other Accounts Managed — All Funds

As of June 30, 2024, the number of, and total assets in all other registered investment companies, other pooled investment vehicles, and other accounts overseen by David Miller, Charles Ashley, Dwayne Moyers, Lisa Haley, Michael Dzialo, Peter Swan, Karen Culver, Zachary Fellows, Stan Sokolowski, Rick Lam, Leland Abrams and Jui Chiew Tan are as follows:

Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
David Miller	7	$1,6000	0	$0	0	$0
Charles Ashley	5	$1,600	0	$0	0	$0
Dwayne Moyers	2	$32.9	0	$0	204	$380.6
Lisa Haley	2	$32.9	0	$0	204	$380.6
Michael Dzialo	2	$89.7	1	$9.5	1935	$966.5
Peter Swan	2	$89.7	0	$0	1935	$966.5
Karen Culver	2	$89.7	1	$9.5	1935	$966.5
Zachary Fellows	2	$89.7	1	$9.5	1935	$966.5
Stan Sokolowski	0	$0	2	$770	10	$2,250
Rick Lam	0	$0	59	$28,972	0	$0
Leland Abrams	0	$0	2	$150	1	$55
Jui Chiew Tan	0	$0	2	$150	1	$55

The advisory fee for the registered investment companies, other pooled investment vehicles or other accounts managed by each of the portfolio managers listed above are not based on the performance of the respective account. Rick Lam manages other pooled investment vehicles, all of which are collateralized loan obligations (“CLOs”), which are securitized asset pools that typically have senior management fees, subordinated management fees and incentive management fees based on the performance of the CLOs.

The following table shows the dollar range of equity securities of the Funds beneficially owned by each portfolio manager as of June 30, 2024.

Name of Portfolio Manager	Fund Name	Dollar Range of Equity Securities in the Funds
David Miller	Insider Income Fund	None
Charles Ashley	Insider Income Fund	$1 - $10,000
Dwayne Moyers	High Income Fund	None
	Total Return Income Fund	None
Lisa Haley	High Income Fund	None
	Total Return Income Fund	None
Michael Dzialo	Global Balanced Fund	$50,001 - $100,000
Peter Swan	Global Balanced Fund	None

47

Name of Portfolio Manager	Fund Name	Dollar Range of Equity Securities in the Funds
Karen Culver	Global Balanced Fund	None
Zachary Fellows	Global Balanced Fund	None
Stan Sokolowski	Senior Secured Income Fund	$50,001 - $100,000
Rick Lam	Senior Secured Income Fund	$10,001 - $50,000
Leland Abrams	Enhanced Income Strategy Fund	Over $100,000
Jui Chiew Tan	Enhanced Income Strategy Fund	Over $100,000

Potential Conflicts of Interest – Advisor and Sub-Advisors

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. Advising multiple accounts may result in a portfolio manager devoting unequal time and attention to each account. Advising multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

With respect to securities transactions for a Fund, the Advisor or Sub-Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio managers may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

The appearance of a conflict of interest may arise where the Advisor or a Sub-Advisor has an incentive, such as a performance-based advisory fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ code of ethics will adequately address such conflicts.  One of a portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares.  Because each portfolio manager’s compensation is indirectly linked to the sale of Fund shares, the portfolio manager’s may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

Each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the advising personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Funds may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Funds’ assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Funds’ assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

The Advisor, each Sub-Advisor, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

48

CODE OF ETHICS

The Advisor, SMHCA, MAP, CIFC, Wynkoop, Northern Lights Distributors, LLC and the Trust have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act.  The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Funds.  Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Funds, subject to the restrictions of the code. The codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as administrator, fund accountant and transfer agent for the Funds pursuant to the Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. Ultimus is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. Ultimus is an affiliate of the distributor.

Ultimus may also provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of Ultimus or its affiliates.

The Agreement remains in effect for an initial term of three years from the effective date for each Fund and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or Ultimus on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of Ultimus. The Agreement provides that Ultimus shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, Ultimus performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with each Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination of periodic reports to the Board, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust’s audits and examinations by assisting the Funds’ independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensuring that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Funds; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and paying, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting the Funds in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of Ultimus); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

Ultimus also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of each Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for each Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Funds’

49

custodian and Advisor; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Funds.

Ultimus also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, Ultimus is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For these services, each of the Funds pays Ultimus an annual asset-based fee of 0.13% of net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out-of-pocket expenses.

Prior to November 15, 2021, Gemini Fund Services, LLC (“GFS”), an affiliate of Ultimus, provided administrator, fund accountant and transfer agent services to the Funds. The Fund paid the following fees for these services for the fiscal years ended June 30:

Fund	Fiscal Year Ended June 30, 2022	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2024
Insider Income Fund	$64,585	$49,802	$46,376
High Income Fund	$33,978	$38,548	$40,850
Total Return Income Fund	$31,753	$36,221	$37,539
Global Balanced	$28,521	$37,833	$42,245
Senior Secured Income Fund	$148,949	$178,434	$227,932
Enhanced Income Strategy Fund	$334,803	$391,906	$252,153

MFund Services LLC (“MFund”) provides the Funds with various management and legal administrative services under a Management Services Agreement. For these services, the Funds pay MFund an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the Funds in the Trust advised by the Advisor):

0.10% of net assets up to $50 million;

0.07% of net assets from $50 million to $100 million;

0.05% of net assets from $100 million to $250 million;

0.04% of net assets from $250 million to $500 million;

0.03% of net assets from $500 million to $1 billion;

0.02% of net assets from $1 billion to $5 billion;

0.01% of assets from $5 billion and above

In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of the Advisor and of AlphaCentric Advisors LLC, and a Trustee of the Trust. For the last three fiscal years ended June 30, the Funds paid MFund the following fees for its management services:

Fund	Fiscal Year Ended June 30, 2022	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2024
Insider Income Fund	$30,908	$15,890	$11,374
High Income Fund	$9,596	$3,284	$2,542
Total Return Income Fund	$8,863	$3,183	$3,198
Global Balanced Fund	$8,423	$3,129	$2,813
Senior Secured Income Fund	$53,814	$48,542	$64,498
Enhanced Income Strategy Fund	$119,261	$100,759	$51,776

50

COMPLIANCE SERVICES

MFund provides the Chief Compliance Officer and certain compliance related services to the Trust pursuant to a Compliance Services Agreement. During the last three fiscal years ended June 30, the Funds paid MFund Services the following amounts for compliance services:

Fund	Fiscal Year Ended June 30, 2022	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2024
Insider Income Fund	$8,266	$7,729	$7,118
High Income Fund	$8,441	$9,138	$8,945
Total Return Income Fund	$8,318	$9,199	$8,999
Global Balanced Fund	$8,421	$9,184	$9,081
Senior Secured Income Fund	$15,034	$16,632	$19,208
Enhanced Income Strategy Fund	$21,605	$23,222	$18,761

CUSTODIAN

Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association (the “Custodian”), 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, the Custodian serves as the custodian of the Funds. The Custodian has custody of all securities and cash of the Funds. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds. The Custodian also serves as custodian to the Subsidiary.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is Cohen & Company, Ltd., 1835 Market St. Suite 310, Philadelphia, PA 19103. Shareholders receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Funds. Cohen & Company, Ltd., reports on the Funds’ annual financial statements, reviews certain regulatory reports and the Funds’ income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

51

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board or by vote of a majority of the outstanding shares of a Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to a Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

The Trust, on behalf of the Funds, has adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under each Fund’s Plan related to the Class A Shares, the Funds incur an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”). Class A Shares of the Funds are currently incurring an annual fee of up to 0.25% of its average daily net assets. If authorized by the Board and upon notice to shareholders, the Funds may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. Under each Fund’s Plan related to the Class C Shares, the Funds incur an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares (the “Class C 12b-1 Fee”). Under the Plan related to the Class C-1 Shares of the Senior Secured Income Fund, the Fund incurs an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C-1 Shares (the “Class C-1 12b-1 Fee”) (the Class A 12b-1 Fee, Class C 12b-1 Fee, and Class C-1 12b-1 Fee are collectively referred to as the “12b-1 Fees”).

The 12b-1 Fees may be used to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse parties for shareholder services and distribution-related expenses.

Each Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). Each Fund’s Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of a Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Fund’s Plan would be required to be approved by vote of the Board, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Dealers who are holders or dealers of record for accounts in one or more of the Funds may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Advisor or a Sub-Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Advisor or a Sub-Advisor may include financial assistance to dealers that enable the Advisor or Sub-Advisor to participate in and/or present at conferences or seminars, sales or

52

training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. The Advisor or a Sub-Advisor may make payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

The table below states the amounts paid by each Fund’s Class A and Class C shares under the distribution plan for the fiscal year ended June 30, 2024. Only Catalyst/CIFC Senior Secured Income Fund had Class C-1 shares outstanding during the fiscal year ended June 30, 2024.

Fund	Class A Shares	Class C Shares	Class C-1 Shares
Insider Income Fund	$11,059	$28,229	N/A
High Income Fund	$19,604	$20,211	N/A
Total Return Income Fund	$14,737	$27,552	N/A
Global Balanced Fund	$5,477	$52,842	N/A
Senior Secured Income Fund	$61,680	$292,294	$749
Enhanced Income Strategy Fund	$56,147	$146,039	N/A

The table below states the principal types of activities for which each Fund made payments under the distribution plan for the fiscal year ended June 30, 2024.

Fund	Advertising & Sales Literature	Printing & Mailing of Prospectuses	Compensation to Underwriters	Compensation to Broker Dealers	Compensation to sales- personnel	Interest, Carrying or other Financial Charges	Other - Marketing	Other- Accrued and Unpaid Expenses
Insider Income Fund Class A	—	—	—	$10,591	—	—	$454	$14
Class C	—	—	—	$27,747	—	—	—	$482
High Income Fund Class A	—	—	—	$16,946	—	—	$3,611	$(953)
Class C	—	—	—	$20,052	—	—	—	$159
Total Return Income Fund Class A	—	-	—	$14,250	—	—	$2,129	$(1,642)
Class C	—	—	—	$27,443	—	—	—	$109
Global Balanced Fund Class A	-	—	—	$5,537	—	—	$2,114	$(2,174)
Class C	—	—	—	$50,710	—	—	—	$2,132

53

Fund	Advertising & Sales Literature	Printing & Mailing of Prospectuses	Compensation to Underwriters	Compensation to Broker Dealers	Compensation to sales- personnel	Interest, Carrying or other Financial Charges	Other - Marketing	Other- Accrued and Unpaid Expenses
Senior Secured Income Fund Class A	—	—	—	$77,911	—	—	$2,602	$(18,833)
Class C	—	—	—	$286,936	—	—	—	$5,358
Class C-1	—	—	—	$460	—	—	—	$289
Enhanced Income Strategy Fund Class A	—	—	—	$58,041	—	—	$2,242	$(4,136)
Class C	—	—	—	$161,498	—	—	—	$(15,459)

Distribution Agent. Alt Fund Distributors LLC (“Distribution Agent”), located at 140 East 45th Street, Suite 15B, New York, NY 10017, an affiliate of the Advisor, provides marketing and other services intended to result in the sale of Fund shares pursuant to the Wholesale and Distribution Agent Agreement between the Trust, Advisor, Distributor and Distribution Agent. For such services, Distribution Agent is entitled to receive 0.005% on the sale of Fund shares from the Advisor, a portion of which may be offset by dealer reallowances, and 12b-1 fees. For the fiscal year ended June 30, 2024, the Distribution Agent received the amounts set forth below:

Net Underwriting
Discounts and
Commissions
Insider Income Fund	$13,310
High Income Fund	$2,163
Total Return Income Fund	$743
Global Balanced Fund	$586
Senior Secured Income Fund	$72,215
Enhanced Income Strategy Fund	$36,026

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Funds may directly enter into agreements with “financial intermediaries” pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Underwriter, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Funds’ transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

54

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Funds’ shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Funds’ shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Funds’ shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Funds’ shares over other classes of the Fund’s shares. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Although the Funds may use financial firms that sell its shares to effect portfolio transactions for the Funds, the Funds and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

SECURITIES LENDING TRANSACTIONS

The dollar amounts of income and fees and compensation paid to all service providers related to the High Income Fund’s securities lending activities during the most recent fiscal year were as follows:

Gross income from securities lending activities (including income from cash collateral reinvestment)	$270,939
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(19,753)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(1,426)
Administrative fees not included in revenue split
Indemnification fees not included in revenue split
Rebate (paid to borrower)	$(170,744)
Other fees not included in revenue split
Aggregate fees/compensation for securities lending activities	$(191,923)
Net income from securities lending activities	$79,016

55

The dollar amounts of income and fees and compensation paid to all service providers related to the Total Return Income Fund’s securities lending activities during the most recent fiscal year were as follows:

Gross income from securities lending activities (including income from cash collateral reinvestment)	$342,959
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(20,150)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(1,766)
Administrative fees not included in revenue split
Indemnification fees not included in revenue split
Rebate (paid to borrower)	$(240,441)
Other fees not included in revenue split
Aggregate fees/compensation for securities lending activities	$(262,357)
Net income from securities lending activities	$80,602

PROXY VOTING POLICY

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Advisor or the respective Fund’s Sub-Advisor, as follows:

Fund	Responsible Party
Insider Income Fund	Catalyst
High Income Fund	SMHCA
Total Return Income Fund	SMHCA
Global Balanced Fund	MAP
Senior Secured Income Fund	CIFC
Enhanced Income Strategy Fund	Wynkoop

The proxy voting delegates may further delegate such proxy voting to a Sub-Advisor or a third party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and procedures. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of a Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how a Fund’s vote

56

will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board. Copies of the proxy voting policies are attached hereto as Appendix B through Appendix G.

Information on how the Funds voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228 or on the SEC’s Internet site at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures is also available by calling 1-866-447-4228 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Funds’ response to market conditions. The portfolio turnover rate of the Funds for the last two fiscal years ended June 30 were as follows:

Fund	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2024
Insider Income Fund	43%	17%
High Income Fund	41%	33%
Total Return Income Fund	15%	35%
Global Balanced Fund	36%	30%
Senior Secured Income Fund	84%	103%
Enhanced Income Strategy Fund	29%	13%

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor and Sub-Advisors attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund on the basis of the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor or Sub-Advisors, be reasonable in relation to the value of the brokerage services provided, under each Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor or Sub-Advisor may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor or Sub-Advisor for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor or Sub-Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s or Sub-Advisor’s overall responsibilities to the Funds and to their other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

57

Research provided by brokers may be used for the benefit of all of the clients of the Advisor or Sub-Advisor and not solely or necessarily for the benefit of the Funds. The Advisor’s or Sub-Advisor’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor or Sub-Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Funds pay to the Advisor or Sub-Advisor will not be reduced as a consequence of the Advisor’s or Sub-Advisor’s receipt of brokerage and research services. To the extent a Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor or Sub-Advisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor or Sub-Advisor in carrying out its obligations to the Funds.

Certain investments may be appropriate for the Funds and also for other clients advised by the Advisor or Sub-Advisor. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor or Sub-Advisor, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions.

Each Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, each Fund may place a significant portion of its transactions with affiliates of the Advisor or Sub-Advisor. As the level of option writing or stock trading increases, the level of commissions paid by each Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor or Sub-Advisor to effect as many transactions as possible, thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, a Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the 1940 Act, persons affiliated with the Advisor, a Sub-Advisor, the Distributor, or an affiliate of the Advisor, a Sub-Advisor, or the Distributor, may be prohibited from dealing with the Funds as a principal in the purchase and sale of securities.

The Advisory Agreement and each Sub-Advisory Agreement provides that affiliates of the Advisor or the Sub-Advisors, as applicable, may receive brokerage commissions in connection with effecting such transactions for the Funds. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Board, be (a) at least as favorable to a Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to a Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Independent Trustees not to be comparable to the Fund. The Independent Trustees from time-to-time review, among other things, information relating to the commissions charged by an affiliated broker to a Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

58

The Advisory Agreement, the Distribution Agreement, and the Sub-Advisory Agreements do not provide for a reduction of the Distributor’s, Advisor’s or a Sub-Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Funds. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

A Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, the Sub-Advisors, the Distributor or their affiliates.

The Funds paid the following amounts in commissions on the purchase and sale of securities for the last three fiscal years ended June 30. No commissions were paid to the Distributor or any affiliate of the Advisor, a Sub-Advisor, or the Distributor.

Fund	Fiscal Year Ended June 30, 2024	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2022
Insider Income Fund	—	—	—
High Income Fund	$420	$924	$393
Total Return Income Fund	$4,128	$3,036	$1,133
Global Balanced Fund	$2,669	$2,471	$2,953
Senior Secured Income Fund	$1,545	$2,932	—
Enhanced Income Strategy Fund	—	$17,280	$24,200

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with the Distributor or from the Distributor directly. As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in a Fund. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

59

Class C-1 Shares

You may purchase Class C-1 shares at a public offering price equal to the applicable net asset value per share as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the Class C-1 shares of the Senior Secured Income Fund.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Senior Secured Income Fund. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which a Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board determined that, until otherwise approved by the Board, all redemptions in the Funds be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased

60

sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares (of any class) owned by the investor, his spouse, children and grandchildren under 21 (collectively, the “Investor”) in some or all of the Funds to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV.

For example, if an investor owned Class C shares of the Insider Income Fund worth $40,000 at the current NAV and purchased an additional $10,000 of Class A shares of the Enhanced Income Strategy Fund, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the prospectus.

Exchange Privilege

As described in the Funds’ Prospectus under “How To Buy Shares—Exchange Privilege,” each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds in the Trust, in the same class shares of another fund in the Catalyst Family of Funds at net asset value, provided the account registration information of the other Fund is the same. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the funds and consider the differences between it and the Fund before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

61

WAIVERS OF DEFERRED SALES CHARGE ON CLASS C-1 SHARES

Certain intermediaries may provide for waivers, with respect to the CDSC assessed on certain sales of Class C-1 shares, which are described in Appendix A to the Prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers.” Class C-1 Shares are sold without an initial front-end sales charge, but a deferred sales charge of 1.00% applies, however, if Class C-1 Shares are sold within 12 months of purchase. The deferred sales charge on Class C-1 Shares may be waived for:

●	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

●	Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

●	Redemptions where your dealer of record notifies the Distributor, prior to the time of investment, that the dealer waives the 1.00% advance payment otherwise payable to such dealer;

●	Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

●	Withdrawals through the Systematic Withdrawal Plan.

SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH

CERTAIN FINANCIAL INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may impose different sales charges and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to the Prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is incorporated by reference into (or legally considered part of) the Prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

NET ASSET VALUE

For each Fund, NAV per share is determined by dividing the total value of that Fund’s assets, less any liabilities, by the number of shares of that Fund outstanding.

The net asset value per share of each Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Assets for which market quotations are available are valued, by independent pricing services, as follows.

●               Exchange-traded domestic equity securities are generally valued at the last sales price on a national securities exchange (except the NASDAQ Stock Market). Domestic equity securities traded on the NASDAQ Stock Market are generally valued at the NASDAQ Official Closing Price (NOCP) on the date of valuation. Domestic equity securities that are not traded on an exchange are generally valued at the last sales price. Exchange-traded foreign equity securities are generally

62

valued, in the appropriate currency, at the last quoted sales price on the relevant exchange. Foreign equity securities that are not exchange-traded are generally valued, in the appropriate currency, at the last sales price. Rights and warrants are valued at the last sales price on a national securities exchange.

●               Debt securities, including foreign debt securities, are valued by an approved independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost unless it is determined that amortized cost does not represent fair value (e.g., securities that are not expected to mature at par). Debt securities with remaining maturities of 60 days or less that are not valued based on amortized cost are valued based on prices provided by approved independent pricing services.

●               Shares of ETFs and closed-end registered investment companies are valued in the same manner as other equity securities. Mutual funds are valued at their net asset values.

●               Foreign currencies are valued at the last quoted foreign exchange London close quotation from an approved independent pricing service. The value of assets and liabilities denominated in currencies other than the U.S. dollar are translated into their U.S. dollar equivalent values at such last foreign exchange quotation.

●               Exchange-listed swaps and total return swaps on exchange-listed securities are generally valued at the last quoted sales price. Other swaps are valued by an approved independent pricing service. If no valuation is available from an approved independent pricing service, then at the price received from the broker-dealer/counterparty that issued the swap.

●               Exchange-traded options are generally valued at the closing price or last sale price on the primary exchange for that option as recorded by an approved independent pricing service. Exchange-traded options that are part of a straddle are valued at the mean price provided by an approved independent pricing service. Over-the-counter index options and other derivative contracts (other than swaps as set forth above) on securities, currencies and other financial instruments are generally valued at mean prices provided by an approved independent pricing service. In the absence of such a value, such derivatives contracts are valued at the marked-to-market price (or the evaluated price if a marked-to-market price is not available) provided by the broker-dealer with which the option was traded (which may also be the counterparty).

●               Futures contracts are valued at their settlement price on the exchange on which they are traded. If settlement price is not available, the contracts are priced at the last trade price prior to the close. If the settlement price or last trade price is not available, then at the mean of the quoted bid and asked prices on such exchange.

●               Foreign currency forward contracts are valued by an approved independent pricing service at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the prevailing forward rates, and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the London Stock Exchange (usually 11:00 a.m. Eastern Time).

When approved by the Board, certain securities may be valued on the basis of valuations provided by an independent pricing service when the Board believes such prices reflect the fair value of such securities. Securities that are fair valued by a Fund’s valuation designee are normally those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company’s involvement in merger or acquisition activity, with widely varying valuations placed on the company’s assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Advisor using methods and procedures reviewed and approved by the Board.

63

TAX INFORMATION

Each Fund intends to qualify as a regulated investment company, or “RIC,” under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve a Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may now be carried forward indefinitely and retain the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

As of June 30, 2024, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Short-Term	Long-Term	Total	Utilized
Insider Income Fund	$4,430,002	$3,996,419	$8,426,421	—
Global Balanced Fund	$27,807	$78,701	$106,508	—
Senior Secured Income Fund	$6,171,742	$13,985,764	$20,157,506	—
High Income Fund	$6,527	$31,214,987	$31,221,514	—
Total Return Income Fund	—	$17,817,283	$17,817,283	—
Enhanced Income Strategy Fund	$8,868,024	$36,130,052	$44,998,076	—

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

INVESTMENTS IN FOREIGN SECURITIES

The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund’s income dividends paid to you.

Pass-Through of Foreign Tax Credits. A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Funds will be able to do so. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues receivables or

64

liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in a Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. Each Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that each Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, a Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require a Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

The Funds may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 24%) of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Other Reporting and Withholding Requirements.   Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

FOREIGN SHAREHOLDERS

The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax.

65

FINANCIAL STATEMENTS

The financial statements of each Fund and the independent registered public accounting firm’s report for the fiscal year ended June 30, 2024 are incorporated herein by reference. You can obtain the Financial Statements without charge by calling the Funds at 1-866-447-4228.

66

Appendix A—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than

67

in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

68

Appendix B

CATALYST CAPITAL ADVISORS LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

Day-to-day administration of proxy voting may be provided internally or by a third-party service provider, depending on client type, subject to the ultimate oversight of the Advisor. The Advisor shall supervise the relationships with its proxy voting services, ISS. ISS apprises the Advisor of shareholder meeting dates, and casts the actual proxy votes. ISS also provides research on proxy proposals and voting recommendations. ISS serves as the Advisor’s proxy voting record keepers and generate reports on how proxies were voted. The Advisor periodically reviews communications from ISS to determine whether ISS voted the correct amount of proxies, whether the votes were cast in a timely manner, and whether the vote was in accordance with the Policies or the Advisor’s specific instructions.

In order to fulfill its responsibilities under the Act, Rational Advisors, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

69

Climate Change:

Say on Climate (SoC) Management Proposals: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

●	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

●	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

●	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

●	Whether the company has sought and received third-party approval that its targets are science-based;

●	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

●	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

●	Whether the company’s climate data has received third-party assurance;

●	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

●	Whether there are specific industry decarbonization challenges; and

●	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan. taking into account information such as the following:

●	The completeness and rigor of the company’s climate-related disclosure;

●	The company’s actual GHG emissions performance;

●	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

●	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

●	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities; ▪

●	The company’s level of disclosure compared to industry peers; and ▪

●	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

●	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities; ▪ The company’s level of disclosure is comparable to that of industry peers; and ▪

●	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

●	Whether the company provides disclosure of year-over-year GHG emissions performance data;

●	Whether company disclosure lags behind industry peers;

70

●	The company’s actual GHG emissions performance

●	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

●	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

●	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

●	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

●	The scope and structure of the proposal;

●	The company’s current level of disclosure on renewable energy use and GHG emissions; and

●	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

71

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

72

Appendix C

SMH CAPITAL ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policies

Under normal circumstances, a client is responsible for voting proxies for securities held for a client account. Under normal circumstances, if a client does not vote the proxies then SMH Capital Advisors may exercise its right to vote the securities if allowed by the advisory agreement. If SMHCA votes the securities, the SMHCA will consider only those factors that relate to a client investment, including how the vote will economically impact and affect the value of the client’s investment.

Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interest of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, SMHCA and its employees will vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

In the event that a proxy involves a tender offer for the company consent to a change in bond indenture covenants, votes to restructure debt obligations of the company, or a tender offer for bonds held, the SMHCA intends to exercise its right to vote unless specifically prohibited by client advisory agreement.

Proxy Voting Procedures

In the event that SMH Capital Advisors exercises its right to vote a proxy, all proxies and ballots will be logged in upon receipt and the materials will be forwarded to the appropriate parties.

Prior to voting, the investment advisor representative will verify that he or she has the authority to vote, and if so, will determine whether his or her voting is subject to guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries). The investment advisor representative will promptly vote proxies received in the manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefits plan, the plan’s trustee or other fiduciaries). The investment advisor representative will keep records on how he or she voted on each issue. The proxy will then be filed in the proper client’s file and becomes a permanent part of the records of SMHCA.

73

Appendix D

Managed Asset Portfolios, LLC

PROXY VOTING POLICIES AND PROCEDURES

APPENDIX II

PROXY VOTING

Amended: October 13, 2023

POLICY

Managed Asset Portfolios, LLC (hereinafter “the Adviser” or “MAP”) acts as discretionary investment adviser to high-net-worth individuals and institutional accounts (“clients”). Our policy is to exercise voting authority with respect to clients’ securities only if a client has authorized us to exercise such discretion pursuant to the client’s advisory contract or otherwise in writing. Clients may instruct MAP that they will vote proxies for the securities in their account. Unless otherwise requested by the client in writing, Adviser shall have the authority to vote proxies on all securities held in client accounts.

Our policy is to vote proxies in the best interests of clients. In pursuing this policy, we vote in a manner that is intended to maximize the value of client’s assets. Our investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business.

PHILOSOPHY

These guidelines are intended to provide an overview of how we may vote on particular corporate governance issues.

Our high-level principle guidelines:

1.	MAP holds directors accountable - as our elected representatives, one of the most impactful votes we can cast is to support or withhold our support for those nominated to represent our clients.

2.	We do not like to micromanage, but when directors are not representing our clients not only will we vote against or withhold support, but we will support shareholder proposals that we believe may lead to long-term value creation.

3.	MAP generally likes more transparency - except in extraordinary circumstances, we believe access to more information, of higher quality, helps us make better investment decisions.

4.	MAP expects the companies we invest in to enact strong corporate controls and to conduct business in an ethical manner.

OUR APPROACH TO ENGAGEMENT AND PROXY VOTING

In addition to proxy voting, we view constructive engagement with boards and management teams as an important part of our approach to investment stewardship. When appropriate, we will directly engage with companies on corporate governance matters to discuss specific concerns we may have. We believe companies need to maintain good

74

communications with shareholders through open dialogue during conference calls, investor relations calls, and investor days.

INTERNATIONAL VOTING

MAP considers corporate governance as part of our investment approach. MAP seeks to vote all U.S. proxies. Proxies for companies outside the U.S. are also voted, provided there is sufficient time and information available. We may not exercise our voting authority if voting would impose costs on Managed Asset Portfolios, including opportunity costs. We have therefore drafted our guidelines to be globally applicable, but acknowledge there may be variations in practice among local laws and regulations.

The procedures and guidelines described below are intended to implement this proxy voting policy.

PROCEDURES

Managed Asset Portfolios has contracted Broadridge to implement these custom proxy voting guidelines and to refer back to MAP on certain case-by-case agenda items, as needed. It is the responsibility and obligation of MAP employees to monitor and report any conflicts that have arisen between clients and the firm that could affect the proxy voting process, including (a) significant client relationships; (b) other potential material business relationships; and (c) material personal and family relationships.

Our Operations Team, utilizing alerts set up with Broadridge’s ProxyEdge product, is responsible for monitoring corporate actions and ensuring that all proxies are received and forwarded to the Portfolio Management Team. It is here that the ProxyEdge product provides MAP with a platform that enables the firm to manage voting mechanisms more efficiently and improve record retention. From there, the Portfolio Management Team must hold a meeting to discuss the matter in a timely manner and do any necessary research on the issue. The decision as to how to vote is communicated to the Operations Team who then enter the vote into ProxyEdge. In some circumstances, the Portfolio Management Team may become aware that an issuer subject to a vote intends to file or has filed additional soliciting materials setting forth the issuer’s views regarding the vote. These materials may or may not reasonably be expected to affect the Portfolio Management Team’s voting determination and they may become available after or around the same time that the Portfolio Management Team’s votes have been cast but before the submission deadline for proxies to be voted at the shareholder meeting. In the event this occurs sufficiently in advance of the submission deadline and such information would reasonably be expected to affect MAP’s vote, the Portfolio Management Team would consider such information prior to exercising voting authority. Managed Asset Portfolio is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

As with all votes, when we internally review an agenda, MAP considers the long-term financial merits of the proposal and takes into account relevant environmental or social impacts that may result from supporting the proposal. Consideration of high governance standards and board controls in proxy voting does not alter our long-standing, traditional and fundamental investment analysis, value philosophy and strategies.

Proxy voting decisions will be determined solely by the Portfolio Management Team. The ProxyEdge service does not include any Broadridge recommendations as to the manner in which MAP should vote or the factors that MAP should consider when voting on any issue, candidate or ballot proposition. In instances where the client(s) has directed MAP to hold a specific security(ies), but have elected MAP to vote their proxies, the Portfolio Management Team will vote according to the Proxy Voting Process described herein except in instances of case-by-case issues where we will defer to management and vote according to their recommendation. Issues not covered by these guidelines or any deviations from these guidelines must be discussed with and reviewed by the Portfolio Management Team. Any decision requires a unanimous vote, except for those where the client has directed MAP to hold a specific security.

MAP may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

75

PROXY VOTING PROCESS

The following sections detail how MAP votes on the primary and most prevalent topics presented to shareholders at annual and special meetings:

CORPORATE

Non-Audit Fees – Vote against the ratification of auditors when a company’s non-audit fees (i.e., consulting fees) are greater than 50 percent of total fees paid to the auditor.

Auditor Tenure – We do not factor in tenure in auditor ratification proposals.

SHAREHOLDER EQUITY

Authorized Capital Increase – Requests for additional capital are analyzed on a case-by-case basis after considering the company’s use of authorized shares during the last three years, disclosure in the proxy statement of the specific purposes of the proposed increase, disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request, and the dilutive impact of the request.

Blank Check Preferred – MAP generally opposes authorization of “blank check” preferred stock since it may be a possible entrenchment or anti-takeover device. MAP may support blank check share issuances where the company has committed to not use it for anti-takeover and has a legitimate need for the financing with this being an advantageous method.

Equal Voting Rights – Generally, shareholders should be entitled to votes in proportion to their economic interests. Companies with multiple share classes should regularly engage shareholders on the topic.

Increase or Issuance of Preferred Stock – MAP generally supports proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.

Reverse Stock Splits - Vote for management proposals to implement a reverse stock split.

Share Repurchase Programs - Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns.

Vote Case-By-Case on Shareholder Proposals and to Repurchase Shares Directly from Specified Shareholders.

ENVIRONMENTAL/SOCIAL

Shareholder proposals in the environmental and social categories tend to fall into two categories: those requesting reports or additional disclosure, and those that are more prescriptive such as requests for policies or the company to take action beyond issuing a report. Generally speaking, MAP supports requests for additional disclosure, and we evaluate requests for action beyond that on a case-by-case basis. In both circumstances, MAP relies on its assessment of the financial relevance of the matter.

76

CORPORATE GOVERNANCE

Adjourn Meeting - Generally support unless the agenda items are not aligned with shareholders’ best long-term economic interests.

Amendment to Charter/Articles/Bylaws - Shareholders should generally have the right to vote on key governance concerns and amendments. When voting MAP considers the stated rationale; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances.

Exclusive Forum Provisions - MAP generally supports exclusive forum for certain shareholder litigation.

IPO Governance - One vote for one share is our preferred structure for public companies.

Other Business - We oppose these proposals since we may not have an opportunity to review and understand those measures and carry out an appropriate review.

Poison Pill Plans - Although MAP opposes most plans, we may support plans that include:

●	Shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed;

●	A reasonable “qualifying offer clause”;

●	An all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill;

●	Where it is protecting tax or economic benefits.

For shareholder proposals, MAP generally votes to rescind poison pills.

Proxy Access - MAP believes that shareholders should be able to nominate directors on the company’s proxy card. MAP generally supports proxy access proposals which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board.

Reincorporation - MAP generally supports management and prefers to understand the strategic rationale behind the proposal to reincorporate.

Greenmail – MAP is supportive of management and shareholder proposals seeking adoption of anti-green mail charters or bylaw amendments.

Simple Majority Voting - MAP generally favors a simple majority requirement to pass proposals. MAP supports the reduction or the elimination of supermajority voting, although in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholders.

Virtual Meetings - Shareholders should be able to participate in annual and special meetings and virtual meetings may facilitate accessibility, inclusiveness, and efficiency. We are concerned however if the technology is used to limit shareholder participation.

COMPENSATION

Claw Back Proposals - MAP generally favors recoupment from compensation based on faulty financial reporting or deceptive business practices.

Management Say-on-Pay – MAP generally supports management proposals seeking advisory votes on executive compensation with closer scrutiny on pay magnitude and performance alignment, internal pay disparity, performance-based equity, and problematic change-in-control and/or severance provisions.

77

Equity-Based Compensation Plans – MAP generally votes with management on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices.

Incentive Bonus Plans - Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans.

Frequency of “Say on Pay” Advisory Resolutions - Generally support annual advisory votes.

Golden Parachutes - Golden parachutes may encourage management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out presents risk of a sub-optimal sale price. When evaluating a golden parachute plan, we consider whether the triggering event is in the interest of shareholder.

Option Exchanges - There may be instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted.

Supplemental Executive Retirement Plans - MAP may support shareholder proposals requesting to put supplemental executive retirement plans (“SERP”) benefits to a shareholder vote.

BOARD OF DIRECTORS

MAP’s starting position is one of support for the Board. However, we may at times determine that the Board is not representing our clients’ interests, and in those cases, we may withhold our support or vote against.

Board Diversity – MAP is supportive of diverse boards. On this matter, as with others, we believe in voicing our view via engagement with boards and management teams in addition to our proxy vote. If we determine a company has failed to make sufficient efforts or demonstrate progress towards a more diverse director slate, we may escalate our concerns and vote against key directors, such as the chair of the nominating committee. MAP may also consider supporting shareholder requests for increased reporting on company efforts to diversify the board.

Board Independence - The majority of the Board should be comprised of independent Directors. In situations where this is not the case, MAP will vote against the Nominating and Governance Committee of the Board.

Board Size - MAP typically defers setting the size of the board to the board. However, boards that are too small or too large may not function efficiently.

Contests for Control - Assessed on a case-by-case basis, MAP considers the qualifications of the candidates on both slates, the validity of the concerns identified by the dissident, the viability of the plans from the competing slates, the likelihood that the dissident’s plan will produce the desired impact, and whether the dissident represents the best option for enhancing long-term shareholder value.

CEO and Management Succession Planning - MAP supports transparency into the executive succession planning process, including Board responsibility; recognizing appropriate sensitivity, we tend to defer to the Nominating and Governance Committee of the Board.

Classified / Staggered Board - MAP believes that directors should be elected annually but may support staggered boards on a case-by-case basis.

Cumulative Voting - MAP believes that a majority vote standard is in the best long-term interests of shareholders but tend to defer to management.

78

Director Participation – MAP believes directors must be actively engaged and in attendance for at least 75% of board meetings throughout the year. If director nominees fail to attend board meeting, MAP will vote against the nominee.

Director Compensation - Compensation for directors should be structured to attract, retain and align directors’ interests with shareholders. It should be linked with long - term value creation and directors should build share ownership over time.

Director Tenure - Tenure is not a factor in our classifying directors.

Independent Chair and Separation of CEO/Chair Positions – MAP has a preference for independent chairs or an independent lead director. We take into consideration the following: The scope and rationale of the proposal;

●	The company’s current board leadership structure;

●	The company’s governance structure and practices;

●	Company performance; and

●	Any other relevant factors that may be applicable.

Key Committee Independence - MAP tends to vote against or withhold votes from non-independent director nominees if they serve on the audit, compensation, or nominating committee or if the company lacks a key board committee so that the full board functions as that committee.

Majority Vote Requirements - MAP prefers directors to be elected by a majority of the shares voted.

Over Boarding - MAP evaluates the number of boards that a director is on, and would contemplate voting against a director if they had too many roles with other firms. We believe that they will not perform their duties to the best of their ability if they are too stretched. This is evaluated on a case-by-case basis.

Reimbursement of Expenses for Successful Shareholder Campaigns - We generally support shareholder proposals seeking the reimbursement of proxy contest expenses if the contest is well merited in our view.

Risk Oversight Failure - MAP may vote against directors due to failure to manage environmental, social and governance (ESG) risks.

Responsiveness to Shareholders - If MAP believes a board has not been responsive to shareholders, we may vote against the responsible committee or individual director, and if the circumstances merit, the entire board.

Shareholder Rights - MAP expects a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the responsible committee or individual director, and if the circumstances merit, the entire board.

CORPORATE ACTIONS – MERGERS & ACQUISITIONS

Vote case-by-case considering the following features:

●	The premium relative to the unaffected share price;

●	A clear strategic, operational, and / or financial rationale;

●	Unanimous board approval and arm’s-length negotiations;

79

●	The fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

CONFLICTS OF INTEREST

The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

●	A principal of the Adviser or any person involved in the proxy decision-making process who currently serves on the company’s Board.

●	An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process who currently serves as a director or executive officer of the company.

●	The company is a client of the Adviser (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm’s revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.

This list is not intended to be exclusive. All employees of the Adviser are obligated to disclose any potential conflict to the Chief Compliance Officer.

If a material conflict is identified, proxies will be voted for that company in the following manner:

●	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue, MAP will vote in accordance with such predetermined guidelines.

●	If the Guidelines do not cover an issue or indicate a “case-by-case” analysis, MAP will either seek the consent of applicable clients or the written recommendation of an independent third party.

RECORDKEEPING

Members of Compliance, the Operations Department and Investment Team are responsible for maintaining records as indicated below:

Compliance

●	Proxy voting policies and procedures

Operations

●	Proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s (the “SEC”) EDGAR system if the company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

●	Records of votes cast;

●	Records of client requests for voting information

Investment Team

●	Any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

80

DISCLOSURE

The Adviser will describe these Policies and Procedures in Part 2A of its Form ADV and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in Part 2A of its Form ADV how a client may obtain information on how the Adviser voted with respect to that client’s securities. The Adviser will send the initial summary of these Policies and Procedures and the other information described in this Section to existing clients by separate notice.

CATALYST/MAP MUTUAL FUNDS

Copies of all proxies voted must be maintained by fund year in data order for each fund. In addition, details of each vote cast for each fund must be maintained in spreadsheet form and submitted to the Fund Compliance Department annually.

INSTITUTIONAL CLIENTS

For those institutional clients that request it, copies of all proxies voted must be maintained in date order. In addition, details of each vote cast for each account must be maintained in spreadsheet form and submitted to the applicable Compliance Officer at requested intervals.

81

Appendix E

CIFC Investment Management LLC

Proxy Voting Policy and Procedures

Background

Rule 206(4)-6 under the Advisers Act requires that each registered investment adviser that exercises proxy voting authority with respect to client securities:

●	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the client’s best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

●	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

●	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in CIFC’s Maintenance of Books and Records policy.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class action lawsuits. However, investment advisers may adopt policies and procedures regarding class action lawsuits as a best practice.

Risks

In developing these policies and procedures, CIFC considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

●	CIFC lacks written proxy voting policies and procedures;

●	Proxies are not identified and processed in a timely manner;

●	Proxies are not voted in Clients’ best interests;

●	Conflicts of interest between CIFC and a Client are not identified or resolved appropriately;

●	Proxy voting records, Client requests for proxy voting information, and CIFC’s responses to such requests, are not properly maintained;

●	CIFC lacks policies and procedures regarding Clients’ participation in class action lawsuits; and

●	CIFC fails to maintain documentation associated with Clients’ participation in class action lawsuits.

CIFC has established the following guidelines to mitigate these risks.

Policies and Procedures

Proxy Voting

CIFC seeks to vote proxies (to be considered at shareholder meetings) in the best interests of our Clients in instances where the Company has discretionary authority to vote proxies. However, because CIFC invests primarily in credit

82

instruments, the Company generally does not receive proxy solicitations. If CIFC is invited to vote with respect to a Client’s Investment, the Company will vote in accordance with its fiduciary duty to its Clients.

As a matter of policy, CIFC does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies. Additionally, CIFC does not disclose the way it voted proxies to unaffiliated third parties that do not have a legitimate need to know such information. Notwithstanding the foregoing, the Advisers will disclose the way it voted proxies for a Registered Fund in accordance with applicable law.

Class Action Lawsuits

As a fiduciary, CIFC always seeks to act in Clients’ best interests with good faith, loyalty, and due care. The Company does not anticipate that it will receive many invitations to participate in class action lawsuits because of the types of Investments that are owned by Clients. Nonetheless, CIFC has adopted the following policies and procedures with respect to class action lawsuits.

The Compliance team will work with the Investment Analyst most closely associated with the Investment in question when determining whether Clients will (a) participate in a recovery achieved through a class action lawsuit, or (b) opt out of the class action and separately pursue their own remedy. The Compliance team will maintain documentation associated with Clients’ participation in class action lawsuits.

Employees must notify the General Counsel if they are aware of any material conflict of interest associated with Clients’ participation in class action lawsuits. The General Counsel will evaluate any such conflicts and determine an appropriate course of action for CIFC.

CIFC generally does not serve as the lead plaintiff in class action lawsuits because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.

Conflicts of Interest

If CIFC deems there to be a conflict between their interests and those of a client with respect to the voting of a client security, the Advisers would address the conflict by escalating such to the Conflicts of Interest Committee, whose members include the Chief Investment Officer and the CCO. For example, if a client account holds a defaulting bond whose issuer is negotiating financing with a financial institution with which the Advisers have a business relationship, the committee would review the voting action, and if it determines that no actual conflict is present it will approve the proxy vote.

Monitoring Corporate Actions

The relevant Portfolio Manager(s) is responsible for monitoring corporate actions and ensuring that proxies are submitted in a timely manner. The relevant Portfolio Manager(s) is also responsible for making voting decisions, including the manner and whether to vote the proxy.

Disclosures to Clients and Investors

CIFC includes a description of its policies and procedures regarding proxy voting in Item 17 of Part 2A of Form ADV, along with a statement that Clients can contact the CCO to obtain (a) a copy of these policies and procedures and/or (b) information about how CIFC voted with respect to the Client’s Investments.

Any request for information about proxy voting or class action lawsuits should be promptly forwarded to the CCO, who will respond to such requests.

83

Proxy Voting Policy and Procedures

Appendix F

WYNKOOP LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

In order to fulfill its responsibilities under the Act, Wynkoop LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company. While “ordinary business matters” are primarily the responsibility of management, these objectives also recognize that the limited partners (“investor(s)”) of each managed investment fund must have final say over how management and directors are performing, and how investor’s rights and ownership interests are handled, especially when matters could have substantial economic implications to the investor.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its investors.

Alignment of Management and Investor Interests. Each company should endeavor to align the interests of management with the interests of the company’s investors. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the investors of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

84

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

85

Coverage		9

1.	Board of Directors	10

Voting on Director Nominees in Uncontested Elections		10
	Independence	10
	ISS Classification of Directors – U.S.	11
	Composition	13
	Attendance	13
	Overboarded Directors	13
	Gender Diversity	13
	Racial and/or Ethnic Diversity	13
	Responsiveness	14
	Accountability	14
	Poison Pills	14
	Unequal Voting Rights	15
	Classified Board Structure	15
	Removal of Shareholder Discretion on Classified Boards	15
	Problematic Governance Structure	15
	Unilateral Bylaw/Charter Amendments	16
	Restricting Binding Shareholder Proposals	16
	Director Performance Evaluation	16
	Management Proposals to Ratify Existing Charter or Bylaw Provisions	17
	Problematic Audit-Related Practices	17
	Problematic Compensation Practices	17
	Problematic Pledging of Company Stock	18
	Climate Accountability	18
	Governance Failures	18
Voting on Director Nominees in Contested Elections		19
	Vote-No Campaigns	19
	Proxy Contests/Proxy Access	19
Other Board-Related Proposals		19
	Adopt Anti-Hedging/Pledging/Speculative Investments Policy	19
	Board Refreshment	19
	Term/Tenure Limits	20
	Age Limits	20
	Board Size	20
	Classification/Declassification of the Board	20
	CEO Succession Planning	20
W W W. I S S G O V E R N A N C E. COM	2 of 82

	Cumulative Voting	20
	Director and Officer Indemnification, Liability Protection, and Exculpation	21
	Establish/Amend Nominee Qualifications	21
	Establish Other Board Committee Proposals	22
	Filling Vacancies/Removal of Directors	22
	Independent Board Chair	22
	Majority of Independent Directors/Establishment of Independent Committees	23
	Majority Vote Standard for the Election of Directors	23
	Proxy Access	23
	Require More Nominees than Open Seats	23
	Shareholder Engagement Policy (Shareholder Advisory Committee)	24

2.	Audit-Related	25

	Auditor Indemnification and Limitation of Liability	25
	Auditor Ratification	25
	Shareholder Proposals Limiting Non-Audit Services	25
	Shareholder Proposals on Audit Firm Rotation	26

3.	Shareholder Rights & Defenses	27

	Advance Notice Requirements for Shareholder Proposals/Nominations	27
	Amend Bylaws without Shareholder Consent	27
	Control Share Acquisition Provisions	27
	Control Share Cash-Out Provisions	27
	Disgorgement Provisions	28
	Fair Price Provisions	28
	Freeze-Out Provisions	28
	Greenmail	28
	Shareholder Litigation Rights	28
	Federal Forum Selection Provisions	28
	Exclusive Forum Provisions for State Law Matters	29
	Fee shifting	29
	Net Operating Loss (NOL) Protective Amendments	30
Poison Pills (Shareholder Rights Plans)		30
	Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	30
	Management Proposals to Ratify a Poison Pill	30
	Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)	31
	Proxy Voting Disclosure, Confidentiality, and Tabulation	31
	Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions	31
	Reimbursing Proxy Solicitation Expenses	32
	Reincorporation Proposals	32
	Shareholder Ability to Act by Written Consent	32
	Shareholder Ability to Call Special Meetings	33
	Stakeholder Provisions	33
W W W. I S S G O V E R N A N C E. COM	3 of 82

	State Antitakeover Statutes	33
	Supermajority Vote Requirements	33
	Virtual Shareholder Meetings	34

4.	Capital/Restructuring	35

Capital		35
	Adjustments to Par Value of Common Stock	35
	Common Stock Authorization	35
	General Authorization Requests	35
	Specific Authorization Requests	36
	Dual Class Structure	36
	Issue Stock for Use with Rights Plan	36
	Preemptive Rights	36
	Preferred Stock Authorization	36
	General Authorization Requests	36
	Recapitalization Plans	38
	Reverse Stock Splits	38
	Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.	38
	Share Repurchase Programs	39
	Share Repurchase Programs Shareholder Proposals	39
	Stock Distributions: Splits and Dividends	39
	Tracking Stock	39
Restructuring		39
	Appraisal Rights	39
	Asset Purchases	40
	Asset Sales	40
	Bundled Proposals	40
	Conversion of Securities	40
	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	40
	Formation of Holding Company	41
	Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	41
	Joint Ventures	42
	Liquidations	42
	Mergers and Acquisitions	42
	Private Placements/Warrants/Convertible Debentures	43
	Reorganization/Restructuring Plan (Bankruptcy)	44
	Special Purpose Acquisition Corporations (SPACs)	44
	Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	45
	Spin-offs	45
	Value Maximization Shareholder Proposals	45
W W W. I S S G O V E R N A N C E. COM	4 of 82

5.	Compensation	46

Executive Pay Evaluation		46
	Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)	46
	Pay-for-Performance Evaluation	47
	Problematic Pay Practices	48
	Compensation Committee Communications and Responsiveness	49
	Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)	49
	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	49
Equity-Based and Other Incentive Plans		50
	Shareholder Value Transfer (SVT)	51
	Three-Year Value-Adjusted Burn Rate	51
	Egregious Factors	51
	Liberal Change in Control Definition	51
	Repricing Provisions	52
	Problematic Pay Practices or Significant Pay-for-Performance Disconnect	52
	Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))	52
	Specific Treatment of Certain Award Types in Equity Plan Evaluations	53
	Dividend Equivalent Rights	53
	Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)	53
Other Compensation Plans		53
	401(k) Employee Benefit Plans	53
	Employee Stock Ownership Plans (ESOPs)	54
	Employee Stock Purchase Plans—Qualified Plans	54
	Employee Stock Purchase Plans—Non-Qualified Plans	54
	Option Exchange Programs/Repricing Options	54
	Stock Plans in Lieu of Cash	55
	Transfer Stock Option (TSO) Programs	55
Director Compensation		56
	Shareholder Ratification of Director Pay Programs	56
	Equity Plans for Non-Employee Directors	56
	Non-Employee Director Retirement Plans	57
Shareholder Proposals on Compensation		57
	Bonus Banking/Bonus Banking “Plus”	57
	Compensation Consultants—Disclosure of Board or Company’s Utilization	57
	Disclosure/Setting Levels or Types of Compensation for Executives and Directors	57
	Golden Coffins/Executive Death Benefits	58
	Hold Equity Past Retirement or for a Significant Period of Time	58
	Pay Disparity	58
	Pay for Performance/Performance-Based Awards	58
W W W. I S S G O V E R N A N C E. COM	5 of 82

	Pay for Superior Performance	59
	Pre-Arranged Trading Plans (10b5-1 Plans)	59
	Prohibit Outside CEOs from Serving on Compensation Committees	60
	Recoupment of Incentive or Stock Compensation in Specified Circumstances	60
	Severance Agreements for Executives/Golden Parachutes	60
	Share Buyback Impact on Incentive Program Metrics	61
	Supplemental Executive Retirement Plans (SERPs)	61
	Tax Gross-Up Proposals	61
	Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity	61

6.	Routine/Miscellaneous	62

	Adjourn Meeting	62
	Amend Quorum Requirements	62
	Amend Minor Bylaws	62
	Change Company Name	62
	Change Date, Time, or Location of Annual Meeting	62
	Other Business	63

7.	Social and Environmental Issues	64

Global Approach – E&S Shareholder Proposals		64
Endorsement of Principles		64
Animal Welfare		64
	Animal Welfare Policies	64
	Animal Testing	65
	Animal Slaughter	65
Consumer Issues		65
	Genetically Modified Ingredients	65
	Reports on Potentially Controversial Business/Financial Practices	65
	Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	66
	Product Safety and Toxic/Hazardous Materials	66
	Tobacco-Related Proposals	67
Climate Change		67
	Say on Climate (SoC) Management Proposals	67
	Say on Climate (SoC) Shareholder Proposals	68
	Climate Change/Greenhouse Gas (GHG) Emissions	68
	Energy Efficiency	69
	Renewable Energy	69
Diversity		69
	Board Diversity	69
	Equality of Opportunity	70
	Gender Identity, Sexual Orientation, and Domestic Partner Benefits	70
	Gender, Race/Ethnicity Pay Gap	70
	Racial Equity and/or Civil Rights Audit Guidelines	70
W W W. I S S G O V E R N A N C E. COM	6 of 82

Environment and Sustainability		71
	Facility and Workplace Safety	71
	General Environmental Proposals and Community Impact Assessments	71
	Hydraulic Fracturing	71
	Operations in Protected Areas	72
	Recycling	72
	Sustainability Reporting	72
	Water Issues	72
General Corporate Issues		73
	Charitable Contributions	73
	Data Security, Privacy, and Internet Issues	73
	ESG Compensation-Related Proposals	73
Human Rights, Human Capital Management, and International Operations		73
	Human Rights Proposals	73
	Mandatory Arbitration	74
	Operations in High-Risk Markets	74
	Outsourcing/Offshoring	75
	Sexual Harassment	75
	Weapons and Military Sales	75
Political Activities		75
	Lobbying	75
	Political Contributions	76
	Political Expenditures and Lobbying Congruency	76
	Political Ties	76

8.	Mutual Fund Proxies	78

	Election of Directors	78
	Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes	78
	Converting Closed-end Fund to Open-end Fund	78
	Proxy Contests	78
	Investment Advisory Agreements	78
	Approving New Classes or Series of Shares	79
	Preferred Stock Proposals	79
	1940 Act Policies	79
	Changing the Fundamental Restriction to a Nonfundamental Restriction	79
	Change Fundamental Investment Objective to Nonfundamental	79
	Name Change Proposals	79
	Change in Fund’s Subclassification	80
	Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	80
	Disposition of Assets/Termination/Liquidation	80
W W W. I S S G O V E R N A N C E. COM	7 of 82

Changes to the Charter Document	80
Changing the Domicile of the Fund	81
Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	81
Distribution Agreements	81
Master-Feeder Structure	81
Mergers	81
Shareholder Proposals for Mutual Funds	81
Establish Director Ownership Requirement	81
Reimburse Shareholder for Expenses Incurred	82
Terminate the Investment Advisor	82
W W W. I S S G O V E R N A N C E. COM	8 of 82

Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign- incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

■	U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard U.S. policy guidelines.

■	Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

■	FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

■	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” primary market coverage.

W W W. I S S G O V E R N A N C E. COM	9 of 82

1.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non- Executive Directors per ISS’ Classification of Directors) when:

■	Independent directors comprise 50 percent or less of the board;

■	The non-independent director serves on the audit, compensation, or nominating committee;

■	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

■	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

[1]	A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

[2]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
W W W. I S S G O V E R N A N C E. COM	10 of 82

ISS Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board. Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).

2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]

2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.

2.7.	Former officer[1] of an acquired company within the past five years.[4]

2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.

2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.11.	Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.	Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.	Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.	Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

2.17.	Founder[11] of the company but not currently an employee.

2.18.	Director with pay comparable to Named Executive Officers.

2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.
W W W. I S S G O V E R N A N C E. COM	11 of 82

Footnotes:

1.	The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2.	“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3.	Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4.	When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5.	ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6.	“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step- children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7.	Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8.	A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9.	Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10.	Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11.	The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.
W W W. I S S G O V E R N A N C E. COM	12 of 82

12.	For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

■	Medical issues/illness;

■	Family emergencies; and

■	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

■	Sit on more than five public company boards; or

■	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

[4]	Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

[5]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.
W W W. I S S G O V E R N A N C E. COM	13 of 82

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

■	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

■	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

■	Rationale provided in the proxy statement for the level of implementation;

■	The subject matter of the proposal;

■	The level of support for and opposition to the resolution in past meetings;

■	Actions taken by the board in response to the majority vote and its engagement with shareholders;

■	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

■	Other factors as appropriate.

■	The board failed to act on takeover offers where the majority of shares are tendered;

■	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

■	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

■	The company’s response, including:

■	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

■	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

■	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

■	Other recent compensation actions taken by the company;

■	Whether the issues raised are recurring or isolated;

■	The company’s ownership structure; and

■	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

■	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Problematic Takeover Defenses, Capital Structure, and Governance Structure

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

■	The company has a poison pill with a deadhand or slowhand feature[6];

[6]	If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.
W W W. I S S G O V E R N A N C E. COM	14 of 82

■	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

■	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

■	The disclosed rationale for the adoption;

■	The trigger;

■	The company’s market capitalization (including absolute level and sudden changes);

■	A commitment to put any renewal to a shareholder vote; and

■	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

■	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;

■	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

■	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or

■	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

■	Supermajority vote requirements to amend the bylaws or charter;

■	A classified board structure; or

■	Other egregious provisions.

[7]	Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

[8]	This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

[9]	Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
W W W. I S S G O V E R N A N C E. COM	15 of 82

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

■	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

■	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

■	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

■	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

■	The company’s ownership structure;

■	The company’s existing governance provisions;

■	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

■	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

■	Classified the board;

■	Adopted supermajority vote requirements to amend the bylaws or charter;

■	Eliminated shareholders’ ability to amend bylaws;

■	Adopted a fee-shifting provision; or

■	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

■	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

■	A classified board structure;
W W W. I S S G O V E R N A N C E. COM	16 of 82

■	A supermajority vote requirement;

■	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

■	The inability of shareholders to call special meetings;

■	The inability of shareholders to act by written consent;

■	A multi-class capital structure; and/or

■	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;

■	The board’s rationale for seeking ratification;

■	Disclosure of actions to be taken by the board should the ratification proposal fail;

■	Disclosure of shareholder engagement regarding the board’s ratification request;

■	The level of impairment to shareholders’ rights caused by the existing provision;

■	The history of management and shareholder proposals on the provision at the company’s past meetings;

■	Whether the current provision was adopted in response to the shareholder proposal;

■	The company’s ownership structure; and

■	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

■	The non-audit fees paid to the auditor are excessive;

■	The company receives an adverse opinion on the company’s financial statements from its auditor; or

■	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

■	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

■	The company maintains significant problematic pay practices; or

■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

■	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

■	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
W W W. I S S G O V E R N A N C E. COM	17 of 82

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

■	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

■	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

■	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

■	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

■	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy:

■	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

■	Board governance measures;

■	Corporate strategy;

■	Risk management analyses; and

■	Metrics and targets.

■	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

■	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;

■	Failure to replace management as appropriate; or

[10]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

[11]	Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.
W W W. I S S G O V E R N A N C E. COM	18 of 82

■	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

■	Long-term financial performance of the company relative to its industry;

■	Management’s track record;

■	Background to the contested election;

■	Nominee qualifications and any compensatory arrangements;

■	Strategic plan of dissident slate and quality of the critique against management;

■	Likelihood that the proposed goals and objectives can be achieved (both slates); and

■	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

W W W. I S S G O V E R N A N C E. COM	19 of 82

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

■	The rationale provided for adoption of the term/tenure limit;

■	The robustness of the company’s board evaluation process;

■	Whether the limit is of sufficient length to allow for a broad range of director tenures;

■	Whether the limit would disadvantage independent directors compared to non-independent directors; and

■	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

■	The scope of the shareholder proposal; and

■	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board. Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

■	The reasonableness/scope of the request; and

■	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

W W W. I S S G O V E R N A N C E. COM	20 of 82

■	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and

■	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

■	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.

■	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.

■	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

■	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

■	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

■	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

[12]	A proxy access right that meets the recommended guidelines.

[13]	Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

W W W. I S S G O V E R N A N C E. COM	21 of 82

■	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

■	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

■	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

■	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

■	Level of disclosure regarding the issue for which board oversight is sought;

■	Company performance related to the issue for which board oversight is sought;

■	Board committee structure compared to that of other companies in its industry sector; and

■	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

■	The scope and rationale of the proposal;

■	The company’s current board leadership structure;

■	The company’s governance structure and practices;

■	Company performance; and

■	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

■	A majority non-independent board and/or the presence of non-independent directors on key board committees;

■	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

■	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;

■	Evidence that the board has failed to oversee and address material risks facing the company;

■	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
W W W. I S S G O V E R N A N C E. COM	22 of 82

■	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

■	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

■	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

■	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

■	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

W W W. I S S G O V E R N A N C E. COM	23 of 82

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

■	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

■	Effectively disclosed information with respect to this structure to its shareholders;

■	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and

■	The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.
W W W. I S S G O V E R N A N C E. COM	24 of 82

2.	Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

■	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;

■	The motivation and rationale for establishing the agreements;

■	The quality of the company’s disclosure; and

■	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

■	An auditor has a financial interest in or association with the company, and is therefore not independent;

■	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

■	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or

■	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

■	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

W W W. I S S G O V E R N A N C E. COM	25 of 82

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

■	The tenure of the audit firm;

■	The length of rotation specified in the proposal;

■	Any significant audit-related issues at the company;

■	The number of Audit Committee meetings held each year;

■	The number of financial experts serving on the committee; and

■	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
W W W. I S S G O V E R N A N C E. COM	26 of 82

3.	Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

■	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);

■	The company’s ownership structure and historical voting turnout;

■	Whether the board could amend bylaws adopted by shareholders; and

■	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions. Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

W W W. I S S G O V E R N A N C E. COM	27 of 82

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

W W W. I S S G O V E R N A N C E. COM	28 of 82

General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

■	The company’s stated rationale for adopting such a provision;

■	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;

■	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and

■	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

W W W. I S S G O V E R N A N C E. COM	29 of 82

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

■	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

■	The value of the NOLs;

■	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

■	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

■	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

■	Shareholders have approved the adoption of the plan; or

■	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

■	No lower than a 20 percent trigger, flip-in or flip-over;

■	A term of no more than three years;

■	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

■	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
W W W. I S S G O V E R N A N C E. COM	30 of 82

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

■	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

■	The value of the NOLs;

■	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

■	The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

■	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

■	The scope and structure of the proposal;

■	The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

■	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

■	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

■	Any recent controversies or concerns related to the company’s proxy voting mechanics;

■	Any unintended consequences resulting from implementation of the proposal; and

■	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

W W W. I S S G O V E R N A N C E. COM	31 of 82

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;

■	The board’s rationale for seeking ratification;

■	Disclosure of actions to be taken by the board should the ratification proposal fail;

■	Disclosure of shareholder engagement regarding the board’s ratification request;

■	The level of impairment to shareholders’ rights caused by the existing provision;

■	The history of management and shareholder proposals on the provision at the company’s past meetings;

■	Whether the current provision was adopted in response to the shareholder proposal;

■	The company’s ownership structure; and

■	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

■	The election of fewer than 50 percent of the directors to be elected is contested in the election;

■	One or more of the dissident’s candidates is elected;

■	Shareholders are not permitted to cumulate their votes for directors; and

■	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

■	Reasons for reincorporation;

■	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

■	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

■	Shareholders’ current right to act by written consent;

■	The consent threshold;

■	The inclusion of exclusionary or prohibitive language;
W W W. I S S G O V E R N A N C E. COM	32 of 82

■	Investor ownership structure; and

■	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

■	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;

■	A majority vote standard in uncontested director elections;

■	No non-shareholder-approved pill; and

■	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

■	Shareholders’ current right to call special meetings;

■	Minimum ownership threshold necessary to call special meetings (10 percent preferred);

■	The inclusion of exclusionary or prohibitive language;

■	Investor ownership structure; and

■	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

■	Ownership structure;

■	Quorum requirements; and

■	Vote requirements.

[14]	“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
W W W. I S S G O V E R N A N C E. COM	33 of 82

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

■	Scope and rationale of the proposal; and

■	Concerns identified with the company’s prior meeting practices.

[15]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.
W W W. I S S G O V E R N A N C E. COM	34 of 82

4.	Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

■	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

■	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.

■	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

■	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

■	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;

■	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

■	The company has a non-shareholder approved poison pill (including an NOL pill); or

■	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

■	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

■	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

■	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

W W W. I S S G O V E R N A N C E. COM	35 of 82

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

■	twice the amount needed to support the transactions on the ballot, and

■	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

■	The company discloses a compelling rationale for the dual-class capital structure, such as:

■	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

■	The new class of shares will be transitory;

■	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

■	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

■	The size of the company;

■	The shareholder base; and

■	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

■	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

■	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.

■	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
W W W. I S S G O V E R N A N C E. COM	36 of 82

■	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

■	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

■	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]

■	The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

■	The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

■	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;

■	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

■	The company has a non-shareholder approved poison pill (including an NOL pill); or

■	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

■	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

■	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

■	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

■	twice the amount needed to support the transactions on the ballot, and

■	the allowable increase as calculated for general issuances above.

[16]	To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.
W W W. I S S G O V E R N A N C E. COM	37 of 82

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

■	More simplified capital structure;

■	Enhanced liquidity;

■	Fairness of conversion terms;

■	Impact on voting power and dividends;

■	Reasons for the reclassification;

■	Conflicts of interest; and

■	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

■	The number of authorized shares will be proportionately reduced; or

■	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

■	Stock exchange notification to the company of a potential delisting;

■	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

■	The company’s rationale; or

■	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

W W W. I S S G O V E R N A N C E. COM	38 of 82

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open- market repurchases, in the absence of company-specific concerns regarding:

■	Greenmail;

■	The use of buybacks to inappropriately manipulate incentive compensation metrics;

■	Threats to the company’s long-term viability; or

■	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

■	Adverse governance changes;

■	Excessive increases in authorized capital stock;

■	Unfair method of distribution;

■	Diminution of voting rights;

■	Adverse conversion features;

■	Negative impact on stock option plans; and

■	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

W W W. I S S G O V E R N A N C E. COM	39 of 82

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

■	Purchase price;

■	Fairness opinion;

■	Financial and strategic benefits;

■	How the deal was negotiated;

■	Conflicts of interest;

■	Other alternatives for the business;

■	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

■	Impact on the balance sheet/working capital;

■	Potential elimination of diseconomies;

■	Anticipated financial and operating benefits;

■	Anticipated use of funds;

■	Value received for the asset;

■	Fairness opinion;

■	How the deal was negotiated;

■	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

■	Dilution to existing shareholders’ positions;

■	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
W W W. I S S G O V E R N A N C E. COM	40 of 82

■	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

■	Management’s efforts to pursue other alternatives;

■	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

■	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

■	The reasons for the change;

■	Any financial or tax benefits;

■	Regulatory benefits;

■	Increases in capital structure; and

■	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

■	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”);

or

■	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze- outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

■	Offer price/premium;

■	Fairness opinion;

■	How the deal was negotiated;

■	Conflicts of interest;

■	Other alternatives/offers considered; and

■	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

■	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

■	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

■	Are all shareholders able to participate in the transaction?

■	Will there be a liquid market for remaining shareholders following the transaction?

■	Does the company have strong corporate governance?

■	Will insiders reap the gains of control following the proposed transaction?

■	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?
W W W. I S S G O V E R N A N C E. COM	41 of 82

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

■	Percentage of assets/business contributed;

■	Percentage ownership;

■	Financial and strategic benefits;

■	Governance structure;

■	Conflicts of interest;

■	Other alternatives; and

■	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

■	Management’s efforts to pursue other alternatives;

■	Appraisal value of assets; and

■	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

■	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

■	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

■	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

■	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

■	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

■	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the
W W W. I S S G O V E R N A N C E. COM	42 of 82

worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

■	Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

■	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

■	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

■	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

■	Financial issues:

■	The company’s financial condition;

■	Degree of need for capital;

■	Use of proceeds;

■	Effect of the financing on the company’s cost of capital;

■	Current and proposed cash burn rate;

■	Going concern viability and the state of the capital and credit markets.

■	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

■	Control issues:

■	Change in management;

■	Change in control;

■	Guaranteed board and committee seats;

■	Standstill provisions;

■	Voting agreements;

■	Veto power over certain corporate actions; and

■	Minority versus majority ownership and corresponding minority discount or majority control premium.

■	Conflicts of interest:

■	Conflicts of interest should be viewed from the perspective of the company and the investor.

■	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

■	Market reaction:
W W W. I S S G O V E R N A N C E. COM	43 of 82

■	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

■	Estimated value and financial prospects of the reorganized company;

■	Percentage ownership of current shareholders in the reorganized company;

■	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

■	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

■	Existence of a superior alternative to the plan of reorganization; and

■	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

■	Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

■	Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

■	Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

■	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

■	Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

■	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

■	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
W W W. I S S G O V E R N A N C E. COM	44 of 82

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

■	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.

■	Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

■	Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

■	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

■	Tax and regulatory advantages;

■	Planned use of the sale proceeds;

■	Valuation of spinoff;

■	Fairness opinion;

■	Benefits to the parent company;

■	Conflicts of interest;

■	Managerial incentives;

■	Corporate governance changes;

■	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

■	Hiring a financial advisor to explore strategic alternatives;

■	Selling the company; or

■	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

■	Prolonged poor performance with no turnaround in sight;

■	Signs of entrenched board and management (such as the adoption of takeover defenses);

■	Strategic plan in place for improving value;

■	Likelihood of receiving reasonable value in a sale or dissolution; and

■	The company actively exploring its strategic options, including retaining a financial advisor.
W W W. I S S G O V E R N A N C E. COM	45 of 82

5.	Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say- on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

■	The company maintains significant problematic pay practices;

■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

■	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

■	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

■	The situation is egregious.
W W W. I S S G O V E R N A N C E. COM	46 of 82

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

■	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

■	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

■	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.	Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

■	The ratio of performance- to time-based incentive awards;

■	The overall ratio of performance-based compensation to fixed or discretionary pay;

■	The rigor of performance goals;

■	The complexity and risks around pay program design;

■	The transparency and clarity of disclosure;

■	The company’s peer group benchmarking practices;

■	Financial/operational results, both absolute and relative to peers;

■	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

■	Realizable pay[20] compared to grant pay; and

■	Any other factors deemed relevant.

[17]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

[18]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[19]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

[20]	ISS research reports include realizable pay for S&P1500 companies.
W W W. I S S G O V E R N A N C E. COM	47 of 82

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

■	Problematic practices related to non-performance-based compensation elements;

■	Incentives that may motivate excessive risk-taking or present a windfall risk; and

■	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

■	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

■	Extraordinary perquisites or tax gross-ups;

■	New or materially amended agreements that provide for:

■	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

■	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

■	CIC excise tax gross-up entitlements (including “modified” gross-ups);

■	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

■	Liberal CIC definition combined with any single-trigger CIC benefits;

■	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

■	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);

■	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

■	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

■	Duration of options backdating;

■	Size of restatement due to options backdating;

■	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

■	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.
W W W. I S S G O V E R N A N C E. COM	48 of 82

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

■	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

■	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

■	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

■	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

■	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

■	Other recent compensation actions taken by the company;

■	Whether the issues raised are recurring or isolated;

■	The company’s ownership structure; and

■	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

■	Single- or modified-single-trigger cash severance;

■	Single-trigger acceleration of unvested equity awards;

■	Full acceleration of equity awards granted shortly before the change in control;

■	Acceleration of performance awards above the target level of performance without compelling rationale;

■	Excessive cash severance (generally >3x base salary and bonus);

■	Excise tax gross-ups triggered and payable;

■	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

■	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

■	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

W W W. I S S G O V E R N A N C E. COM	49 of 82

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

■	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

■	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

■	SVT based only on new shares requested plus shares remaining for future grants.

■	Plan Features:

■	Quality of disclosure around vesting upon a change in control (CIC);

■	Discretionary vesting authority;

■	Liberal share recycling on various award types;

■	Lack of minimum vesting period for grants made under the plan;

■	Dividends payable prior to award vesting.

■	Grant Practices:

■	The company’s three-year burn rate relative to its industry/market cap peers;

■	Vesting requirements in CEO’s recent equity grants (3-year look-back);

■	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

■	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

■	Whether the company maintains a sufficient claw-back policy;

■	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

■	Awards may vest in connection with a liberal change-of-control definition;

■	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

■	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

■	The plan is excessively dilutive to shareholders’ holdings;

■	The plan contains an evergreen (automatic share replenishment) feature; or

21	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.
W W W. I S S G O V E R N A N C E. COM	50 of 82

■	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued.

For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company- specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender

[22]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.
W W W. I S S G O V E R N A N C E. COM	51 of 82

offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

■	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

■	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

■	Cancel underwater options in exchange for stock awards; or

■	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for- performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

■	Severity of the pay-for-performance misalignment;

■	Whether problematic equity grant practices are driving the misalignment; and/or

■	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

■	Addresses administrative features only; or

■	Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).
W W W. I S S G O V E R N A N C E. COM	52 of 82

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

■	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

■	If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

■	If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

■	If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

W W W. I S S G O V E R N A N C E. COM	53 of 82

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

■	Purchase price is at least 85 percent of fair market value;

■	Offering period is 27 months or less; and

■	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

■	Broad-based participation;

■	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

■	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

■	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

■	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in- the-money” over the near term;

■	Rationale for the re-pricing--was the stock price decline beyond management’s control?;

■	Is this a value-for-value exchange?;

■	Are surrendered stock options added back to the plan reserve?;

■	Timing--repricing should occur at least one year out from any precipitous drop in company’s stock price;

■	Option vesting--does the new option vest immediately or is there a black-out period?;

■	Term of the option--the term should remain the same as that of the replaced option;

■	Exercise price--should be set at fair market or a premium to market;

■	Participants--executive officers and directors must be excluded.
W W W. I S S G O V E R N A N C E. COM	54 of 82

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

■	Executive officers and non-employee directors are excluded from participating;

■	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

■	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the- money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

■	Eligibility;

■	Vesting;
W W W. I S S G O V E R N A N C E. COM	55 of 82

■	Bid-price;

■	Term of options;

■	Cost of the program and impact of the TSOs on company’s total option expense; and

■	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

■	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

■	An assessment of the following qualitative factors:

■	The relative magnitude of director compensation as compared to companies of a similar profile;

■	The presence of problematic pay practices relating to director compensation;

■	Director stock ownership guidelines and holding requirements;

■	Equity award vesting schedules;

■	The mix of cash and equity-based compensation;

■	Meaningful limits on director compensation;

■	The availability of retirement benefits or perquisites; and

■	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

■	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

■	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and

■	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

■	The relative magnitude of director compensation as compared to companies of a similar profile;

■	The presence of problematic pay practices relating to director compensation;

■	Director stock ownership guidelines and holding requirements;

■	Equity award vesting schedules;

■	The mix of cash and equity-based compensation;

■	Meaningful limits on director compensation;

■	The availability of retirement benefits or perquisites; and

■	The quality of disclosure surrounding director compensation.
W W W. I S S G O V E R N A N C E. COM	56 of 82

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

■	The company’s past practices regarding equity and cash compensation;

■	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

■	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

W W W. I S S G O V E R N A N C E. COM	57 of 82

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

■	The percentage/ratio of net shares required to be retained;

■	The time period required to retain the shares;

■	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

■	Whether the company has any other policies aimed at mitigating risk taking by executives;

■	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

■	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

■	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

■	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

■	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

■	First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.
W W W. I S S G O V E R N A N C E. COM	58 of 82

■	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for- superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

■	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

■	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time- vested, equity awards;

■	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

■	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

■	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

■	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

■	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

■	Can shareholders assess the correlation between pay and performance based on the current disclosure?

■	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

■	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;

■	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;

■	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

■	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

■	An executive may not trade in company stock outside the 10b5-1 Plan;

■	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
W W W. I S S G O V E R N A N C E. COM	59 of 82

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

■	If the company has adopted a formal recoupment policy;

■	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

■	Whether the company has chronic restatement history or material financial problems;

■	Whether the company’s policy substantially addresses the concerns raised by the proponent;

■	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

■	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

■	The triggering mechanism should be beyond the control of management;

■	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

■	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
W W W. I S S G O V E R N A N C E. COM	60 of 82

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

■	The frequency and timing of the company’s share buybacks;

■	The use of per-share metrics in incentive plans;

■	The effect of recent buybacks on incentive metric results and payouts; and

■	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

■	The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

■	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

W W W. I S S G O V E R N A N C E. COM	61 of 82

6.	Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

■	The new quorum threshold requested;

■	The rationale presented for the reduction;

■	The market capitalization of the company (size, inclusion in indices);

■	The company’s ownership structure;

■	Previous voter turnout or attempts to achieve quorum;

■	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and

■	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

W W W. I S S G O V E R N A N C E. COM	62 of 82

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

W W W. I S S G O V E R N A N C E. COM	63 of 82

7.	Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

■	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;

■	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

■	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

■	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

■	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;

■	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

■	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.

Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

■	The company has already published a set of animal welfare standards and monitors compliance;

■	The company’s standards are comparable to industry peers; and

■	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.
W W W. I S S G O V E R N A N C E. COM	64 of 82

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

■	The company is conducting animal testing programs that are unnecessary or not required by regulation;

■	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

■	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

■	The potential impact of such labeling on the company’s business;

■	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

■	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

■	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
W W W. I S S G O V E R N A N C E. COM	65 of 82

■	Whether the company has adequately disclosed the financial risks of the products/practices in question;

■	Whether the company has been subject to violations of related laws or serious controversies; and

■	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

■	The potential for reputational, market, and regulatory risk exposure;

■	Existing disclosure of relevant policies;

■	Deviation from established industry norms;

■	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

■	Whether the proposal focuses on specific products or geographic regions;

■	The potential burden and scope of the requested report;

■	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

■	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

■	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

■	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

■	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

■	Current regulations in the markets in which the company operates; and

■	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.
W W W. I S S G O V E R N A N C E. COM	66 of 82

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

■	Recent related fines, controversies, or significant litigation;

■	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

■	Whether the company’s advertising restrictions deviate from those of industry peers;

■	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

■	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

■	Whether the company complies with all laws and regulations;

■	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

■	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

■	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

■	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

■	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

■	Whether the company has sought and received third-party approval that its targets are science-based;

■	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

■	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

■	Whether the company’s climate data has received third-party assurance;

[23]	Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.
W W W. I S S G O V E R N A N C E. COM	67 of 82

■	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

■	Whether there are specific industry decarbonization challenges; and

■	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

■	The completeness and rigor of the company’s climate-related disclosure;

■	The company’s actual GHG emissions performance;

■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

■	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

■	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

■	The company’s level of disclosure compared to industry peers; and

■	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

■	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

■	The company’s level of disclosure is comparable to that of industry peers; and

■	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

■	Whether the company provides disclosure of year-over-year GHG emissions performance data;

■	Whether company disclosure lags behind industry peers;

■	The company’s actual GHG emissions performance;

■	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
W W W. I S S G O V E R N A N C E. COM	68 of 82

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

■	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

■	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

■	The scope and structure of the proposal;

■	The company’s current level of disclosure on renewable energy use and GHG emissions; and

■	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

■	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

■	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

■	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

■	The level of gender and racial minority representation that exists at the company’s industry peers;

■	The company’s established process for addressing gender and racial minority board representation;

■	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

■	The independence of the company’s nominating committee;

■	Whether the company uses an outside search firm to identify potential director nominees; and
W W W. I S S G O V E R N A N C E. COM	69 of 82

■	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

■	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

■	The company already publicly discloses comprehensive workforce diversity data; and

■	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

■	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;

■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;

■	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and

■	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

■	The company’s established process or framework for addressing racial inequity and discrimination internally;

■	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;

■	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

■	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;

■	The company’s track record in recent years of racial justice measures and outreach externally; and
W W W. I S S G O V E R N A N C E. COM	70 of 82

■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

■	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

■	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

■	Recent significant controversies, fines, or violations related to workplace health and safety; and

■	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

■	The company’s compliance with applicable regulations and guidelines;

■	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

■	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

■	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

■	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

■	The nature, purpose, and scope of the company’s operations in the specific region(s);

■	The degree to which company policies and procedures are consistent with industry norms; and

■	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

■	The company’s current level of disclosure of relevant policies and oversight mechanisms;

■	The company’s current level of such disclosure relative to its industry peers;

■	Potential relevant local, state, or national regulatory developments; and
W W W. I S S G O V E R N A N C E. COM	71 of 82

■	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

■	Operations in the specified regions are not permitted by current laws or regulations;

■	The company does not currently have operations or plans to develop operations in these protected regions; or

■	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

■	The nature of the company’s business;

■	The current level of disclosure of the company’s existing related programs;

■	The timetable and methods of program implementation prescribed by the proposal;

■	The company’s ability to address the issues raised in the proposal; and

■	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

■	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

■	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

■	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

■	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

■	The potential financial impact or risk to the company associated with water-related concerns or issues; and

■	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.
W W W. I S S G O V E R N A N C E. COM	72 of 82

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

■	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

■	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

■	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

■	Applicable market-specific laws or regulations that may be imposed on the company; and

■	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

■	The scope and prescriptive nature of the proposal;

■	The company’s current level of disclosure regarding its environmental and social performance and governance;

■	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and

■	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

W W W. I S S G O V E R N A N C E. COM	73 of 82

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

■	The degree to which existing relevant policies and practices are disclosed;

■	Whether or not existing relevant policies are consistent with internationally recognized standards;

■	Whether company facilities and those of its suppliers are monitored and how;

■	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

■	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

■	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

■	The scope of the request; and

■	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

■	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

■	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

■	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

■	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

■	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;

■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and

■	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

■	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

■	Current disclosure of applicable risk assessment(s) and risk management procedures;

■	Compliance with U.S. sanctions and laws;

■	Consideration of other international policies, standards, and laws; and

■	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.
W W W. I S S G O V E R N A N C E. COM	74 of 82

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

■	Controversies surrounding operations in the relevant market(s);

■	The value of the requested report to shareholders;

■	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

■	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

■	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;

■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and

■	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

■	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

■	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

■	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
W W W. I S S G O V E R N A N C E. COM	75 of 82

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

■	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

■	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

■	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

■	The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

■	The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

■	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities.

■	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

■	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
W W W. I S S G O V E R N A N C E. COM	76 of 82

■	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

W W W. I S S G O V E R N A N C E. COM	77 of 82

8.	Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

■	Past performance as a closed-end fund;

■	Market in which the fund invests;

■	Measures taken by the board to address the discount; and

■	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

■	Past performance relative to its peers;

■	Market in which the fund invests;

■	Measures taken by the board to address the issues;

■	Past shareholder activism, board activity, and votes on related proposals;

■	Strategy of the incumbents versus the dissidents;

■	Independence of directors;

■	Experience and skills of director candidates;

■	Governance profile of the company;

■	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

■	Proposed and current fee schedules;

■	Fund category/investment objective;

■	Performance benchmarks;

■	Share price performance as compared with peers;

■	Resulting fees relative to peers;

■	Assignments (where the advisor undergoes a change of control).
W W W. I S S G O V E R N A N C E. COM	78 of 82

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

■	Stated specific financing purpose;

■	Possible dilution for common shares;

■	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

■	Potential competitiveness;

■	Regulatory developments;

■	Current and potential returns; and

■	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing the Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change the Fundamental restriction to a non- fundamental restriction, considering the following factors:

■	The fund’s target investments;

■	The reasons given by the fund for the change; and

■	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change the Fund’s fundamental investment objective to non- fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

■	Political/economic changes in the target market;

■	Consolidation in the target market; and

■	Current asset composition.
W W W. I S S G O V E R N A N C E. COM	79 of 82

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in the Fund’s sub-classification, considering the following factors:

■	Potential competitiveness;

■	Current and potential returns;

■	Risk of concentration;

■	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

■	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

■	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

■	The company has demonstrated responsible past use of share issuances by either:

■	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

■	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

■	Strategies employed to salvage the company;

■	The fund’s past performance;

■	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

■	The degree of change implied by the proposal;

■	The efficiencies that could result;

■	The state of incorporation;

■	Regulatory standards and implications.

Vote against any of the following changes:

■	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

■	Removal of shareholder approval requirement for amendments to the new declaration of trust;

■	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
W W W. I S S G O V E R N A N C E. COM	80 of 82

■	Allow the trustees to impose other fees in addition to sales charges on investment in the Fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of the Fund’s shares;

■	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

■	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of the Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

■	Regulations of both states;

■	Required fundamental policies of both states;

■	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

■	Fees charged to comparably sized funds with similar objectives;

■	The proposed distributor’s reputation and past performance;

■	The competitiveness of the fund in the industry;

■	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

■	Resulting fee structure;

■	Performance of both funds;

■	Continuity of management personnel;

■	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

W W W. I S S G O V E R N A N C E. COM	81 of 82

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

■	Performance of the fund’s Net Asset Value (NAV);

■	The fund’s history of shareholder relations;

■	The performance of other funds under the advisor’s management.
W W W. I S S G O V E R N A N C E. COM	82 of 82

We empower investors and companies to build

for long-term and sustainable growth by providing

high-quality data, analytics, and insight.

G E T  S T A R T E D  W I T H  I S S  S O L U T I O N S

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2022 | Institutional Shareholder Services and/or its affiliates

1

APPENDIX C

1

STATEMENT OF ADDITIONAL INFORMATION
November 1, 2024

MUTUAL FUND SERIES TRUST

Catalyst Systematic Alpha Fund Class A: ATRAX Class C: ATRCX Class I: ATRFX

Catalyst/Warrington Strategic Program Fund Class A: CWXAX Class C: CWXCX Class I: CWXIX

Catalyst Buffered Shield Fund Class A: SHIEX Class C: SHINX Class I: SHIIX

Catalyst/Millburn Dynamic Commodity Strategy Fund Class A: DCXAX Class C: DCXCX Class I: DCXIX

Catalyst/Millburn Hedge Strategy Fund Class A: MBXAX Class C: MBXCX Class C-1: MBXFX Class I: MBXIX

Catalyst Nasdaq-100 Hedged Equity Fund Class A: CLPAX Class C: CLPCX Class I: CLPFX

Catalyst/Aspect Enhanced Multi-Asset Fund Class A: CASAX Class C: CASCX Class I: CASIX

4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Catalyst Systematic Alpha Fund (the “Systematic Alpha Fund”), Catalyst/Warrington Strategic Program Fund (the “Strategic Program Fund”), Catalyst Buffered Shield Fund (the “Buffered Shield Fund”), Catalyst/Millburn Dynamic Commodity Strategy Fund (the “Millburn Dynamic Commodity Strategy Fund”), Catalyst/Millburn Hedge Strategy Fund (the “Millburn Hedge Strategy Fund”), Catalyst Nasdaq-100 Hedged Equity Fund (the “Nasdaq-100 Hedged Equity Fund”) and Catalyst/Aspect Enhanced Multi-Asset Fund (the “Aspect Enhanced Multi-Asset Fund”), (each a “Fund” and as defined and collectively the “Funds”) dated November 1, 2024. Each Fund is a separate series of Mutual Fund Series Trust (the “Trust”), an open-end management company organized as an Ohio business trust. The Funds’ Financial Statements for the fiscal year ended June 30, 2024 are incorporated herein by reference and is available on the Fund’s website www.catalystmf.com. This SAI has been incorporated in its entirety into the Prospectus. Copies of the Prospectus and Financial Statements may be obtained at no charge from the Trust by writing to the above address or calling 1-866-447-4228.

1

INVESTMENT RESTRICTIONS	3
OTHER INVESTMENT POLICIES	4
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS	5
DISCLOSURE OF PORTFOLIO HOLDINGS	25
TRUSTEES AND OFFICERS	26
ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARIES (Millburn Dynamic Commodity Strategy Fund, Millburn Hedge Strategy Fund, Systematic Alpha Fund, Aspect Enhanced Multi-Asset Fund)	31
PRINCIPAL SHAREHOLDERS	32
ADVISOR AND SUB-ADVISORS	42
CODE OF ETHICS	50
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	50
COMPLIANCE SERVICES	52
CUSTODIAN	53
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53
COUNSEL	53
DISTRIBUTOR	53
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES	56
PROXY VOTING POLICY	57
PORTFOLIO TURNOVER	58
PORTFOLIO TRANSACTIONS	58
PURCHASE AND REDEMPTION OF SHARES	60
REDUCTION OF UP-FRONT SALES CHARGE ON CLASS A SHARES	61
WAIVERS OF UP-FRONT SALES CHARGE ON CLASS A SHARES	62
WAIVERS OF UP-FRONT SALES CHARGE ON CLASS C-1 SHARES	62
EXCHANGE PRIVILEGE	62
SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH CERTAIN FINANCIAL INTERMEDIARIES	63
NET ASSET VALUE	63
TAX INFORMATION	64
INVESTMENTS IN FOREIGN SECURITIES	65
BACKUP WITHHOLDING	66
FOREIGN SHAREHOLDERS	66
WHOLLY-OWNED SUBSIDIARY (Dynamic Commodity Strategy Fund, Millburn Hedge Strategy Fund, Systematic Alpha Fund and Aspect Enhanced Multi-Asset Fund)	66
FINANCIAL STATEMENTS	68
Appendix A—Description of Commercial Paper and Bond Ratings	69
Appendix B	71
Appendix C	75
Appendix D	83
Appendix E	86
Appendix F	88
Appendix G	92
Appendix H

2

MUTUAL FUND SERIES TRUST

The Trust, an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust Agreement permits the Board of Trustees of the Trust (“Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is a diversified series of the Trust. There are currently several other series (or funds) and additional series may be created by the Board from time to time.

Catalyst Capital Advisors LLC (“Catalyst” or the “Advisor”) acts as advisor to the Funds.

Warrington Asset Management LLC serves as the investment sub-advisor to the Strategic Program Fund.

Millburn Ridgefield Corporation serves as the investment sub-advisor to the Millburn Dynamic Commodity Strategy Fund and Millburn Hedge Strategy Fund.

Exceed Advisory LLC serves as the investment sub-advisor to the Buffered Shield Fund.

Equity Armor Investments, LLC serves as the investment sub-advisor to the Nasdaq-100 Hedged Equity Fund.

Aspect Capital Limited serves as the investment sub-advisor to the Aspect Enhanced Multi-Asset Fund.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Board. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the Board may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each Fund offers four classes of shares. Each Fund, except Millburn Hedge Strategy Fund, offers Class A, Class C, Class I and Class T Shares. As of the date of this SAI only Class A, Class C and Class I are available for sale. Millburn Hedge Strategy Fund offers Class A, Class C, Class C-1 and Class I Shares. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Funds and cannot be changed unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of that Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of that Fund.

As a matter of fundamental policy, each Fund, except as otherwise noted, may not:

3

(a)        borrow money, except as permitted under the Investment Company Act of 1940, as amended (“1940 Act”)*, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b)        issue senior securities, except as permitted under the 1940 Act*, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c)        engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(d)        purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(e)        purchase or sell physical commodities or forward contracts relating to physical commodities;

(f)        with respect to all of the Funds, make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund’s investment objective and policies may be deemed to be loans.

(g)       invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. The Fund will consider the investments of underlying investment companies when determining its compliance with this restriction;

(h)        with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

* The Investment Company Act of 1940 , as amended (the “1940 Act”) limits a Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, than in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

With respect to interpretations of the SEC or its staff described in paragraph (b) above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act. However, rather than rigidly deeming all such practices as impermissible forms of issuing a “senior security” under Section 18(f), the SEC has adopted Rule 18f-4 under the 1940 Act, which permits a Fund to enter into derivatives transactions and certain similar transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under Section 18(f) of the 1940 Act, subject to the conditions of the Rule.

Rule 18f-4 imposes limits on the amount of derivatives a Fund can enter into, eliminates the asset segregation framework previously used by the Funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires a Fund to maintain a comprehensive derivative risk management program and appoint a derivatives risk manager if its exposure to derivatives is above a specified amount.

OTHER INVESTMENT POLICIES

The following investment policies are not fundamental and may be changed by the Board without the approval of the shareholders of the Funds:

(a)	No Fund will purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable

4

to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;

(b)	No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. The Fund shall maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

(c)	No Fund will purchase any security while borrowings representing more than one third of its total assets are outstanding.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Pursuant to Rule 22e-4, no Fund will not invest more than 15% of its net assets in investments for which there are legal or contractual restrictions on resale and other illiquid investments. Rule 144A investments with registration rights are not considered to be illiquid. If illiquid investments exceed 15% of the Fund’s net assets, the Fund will take corrective action consistent with Rule 22e-4.

Temporary Defensive Positions

From time to time, a Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers’ acceptances, commercial paper, money market funds and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative advisory fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of any Fund, the following policies supplement the investment objective and policies of the Funds as set forth in the Prospectus. Each reference to “Advisor” in the section below includes, where applicable, the Fund’s sub-advisor.

Common Stocks. The Funds may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Funds may also invest in warrants and rights related to common stocks.

Investments in Small and Unseasoned Companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may

5

result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Securities of Other Investment Companies. The Funds may invest in securities issued by other investment companies. Each Fund intends to limit its investments in accordance with applicable law or as permitted by Rule 12d1-4 under the 1940 Act. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by the Funds’ shareholders.

The Funds intend to rely on Section 12(d)(1)(F) and Rule 12d1-4 under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Funds) to exceed the limitations described above, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F).

Exchange Traded Funds. Each Fund may invest in a range of exchange-traded funds (“ETFs”). An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the S&P’s 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see “Securities of Other Investment Companies” above.

When a Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market risk, short selling, leverage as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which each Fund may be more heavily invested will vary.

To offset the risk of declining security prices, the Funds may invest in inverse ETFs. Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that

6

will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis. For example, if an inverse ETFs current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 5%).

ETFs or inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based. Any strategy that includes inverse or leveraged securities could cause a Fund to suffer significant losses.

Closed-End Investment Companies. The Funds may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having a sub-advisor as an investment advisor, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the net asset value (“NAV”) per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase, and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of that Fund’s shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund. The Funds may also invest in preferred shares of closed-end funds.

Investors in the Funds should recognize that they may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Funds they will bear not only their proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds. An investor may incur increased tax liabilities by investing in the Funds rather than directly in the underlying funds.

Business Development Companies (BDCs) and Special Purpose Acquisition Companies (SPACs). The Funds may invest in BDCs and SPACs. Federal securities laws impose certain restraints upon the organization and operations of BDCs and SPACs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise, it will be forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than 20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to sell his shares in the SPAC if voting against it. SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933 and 10-K, 10-Q and 8-K financial reporting requirements. Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e. investment comes in the form of common shares and warrants which can be traded). Other than the risks normally associated with IPOs, SPACs’ public shareholders’ risks include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

Undertakings in Collective Investment in Transferable Securities (UCITS) Funds. The Funds may invest in affiliated and unaffiliated UCITS funds, open-ended pooled or collectively investment undertakings established in accordance with the UCITS Directive adopted by members of the European Union. The underlying investments of a

7

UCITS fund must have sufficient liquidity to fulfill redemptions at the request of shareholders, either directly or indirectly out of the underlying investments. The assets of a UCITS fund are entrusted to an independent custodian or depositary for safekeeping and held on a segregated basis. To the extent a Fund holds interests in a UCITS fund, the Fund will bear two layers of asset-management fees and expenses (directly at the Fund level and indirectly at the UCITS fund level) and a single layer of incentive fees (at the UCITS fund level).

Options on Securities. Each Fund may purchase put or call options on equity securities (including securities of ETFs). Each Fund may also write call options and put options on stocks only if they are covered, as described below, and such options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). Each Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund.

A Fund may write only call options that are “covered”. A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security on the same economic terms. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium.” A Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after

8

such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m., depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In order to write a call option, a Fund is required to comply with OCC rules and the rules of the various exchanges with respect to collateral requirements.

A Fund may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the Advisor feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium.” A Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all.

A Fund may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase

9

of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the “premium.” If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

Stock Index Options. A Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts.

Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although a Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Options on Stock Indexes. Each Fund’s purchase and sale of options on stock indexes will be subject to risks described above under “Transactions in Stock Options.” In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the Advisor’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. A Fund will not purchase or sell stock index option contracts unless and until, in the Advisor’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Funds are permitted to enter into these transactions solely: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, or (c) to manage the duration of a portfolio’s fixed income investments.

10

Hedging activity in a Fund may include buying or selling (writing) put or call options on stocks, shares of exchange traded funds or stock indexes, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Funds may engage in transactions in futures contracts and options on futures contracts.

Regulation as a Commodity Pool Operator. The Systematic Alpha Fund, Strategic Program Fund, the Millburn Dynamic Commodity Strategy Fund, Millburn Hedge Strategy Fund and Aspect Enhanced Multi-Asset Fund, and their respective Subsidiaries are “commodity pools” under the U.S. Commodity Exchange Act (“CEA”), and the Advisor is registered as a “commodity pool operator” with the Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”). As a registered commodity pool operator with respect to the Funds and their respective Subsidiaries, the Advisor must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud prohibitions, disclosure requirements, and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA.

The Advisor, with respect to the other series of the Trust not named above, has filed, on behalf of each such series, with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to each such series’ operations. Accordingly, such series are not currently subject to registration or regulation as a commodity pool operator.

Convertible Securities. The Funds may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations (“NRSROs”) are generally rated below other obligations of the company and many convertible securities are not rated.

Preferred Stock. The Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants. The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially

11

less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations. The Funds may invest in obligations issued or guaranteed by the United States government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. The Funds may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See “Foreign Investment” below.

Bank Obligations. Each Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks, having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper consists of unsecured promissory notes, including master notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as advisor to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on master notes is subject to change. Repayment of master notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Master notes typically are not rated by credit rating agencies.

12

The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by NRSRO. The Funds may also invest in commercial paper that is not rated but is determined by the Advisor, under guidelines established by the Board, to be of comparable quality.

Other Fixed Income Securities. Other fixed income securities in which the Funds may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Funds may invest in short-term investments (including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act).

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by a Fund must be determined by the Advisor under guidelines approved by the Board to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments. The Funds may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar depositary receipts, and ETFs or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Funds to currency fluctuation risks.

13

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of a Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Depositary Receipts. Each Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle a Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets. Each Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

When-Issued and Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to a Fund until settlement. When entering into a when-issued or delayed delivery transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.

Lower Rated or Unrated Securities. Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the advisor, may have speculative characteristics. Securities rated below investment grade, i.e.,

14

below Baa or BBB, or deemed of comparable quality by the Advisor, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading market for lower rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring them to rely more on judgment. Less liquid secondary markets may also affect a Fund’s ability to sell securities at their fair value. Each Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid investments, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund’s assets invested in illiquid investments may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities. The Funds may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Each Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Forward Foreign Currency Exchange Contracts. A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial

15

banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts. A Fund may invest in futures contracts and options thereon (stock index futures contracts, exchange traded Bitcoin and Ethereum futures contracts, interest rate futures contracts or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund’s securities investments. When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (“Custodian”), a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the Advisor’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Funds. A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the regulations of the Commodity Futures Trading Commission (“CFTC”) described above.

Interest Rate Futures. A Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the Advisor anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

Stock Index Futures. A Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio or that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

16

A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the Advisor anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

A Fund’s successful use of stock index futures contracts depends upon the Advisor’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund’s portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contract are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A Fund may write only foreign currency options that are “covered”. A call option is “covered” if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency on the same economic terms. In addition, a Fund will not permit the option to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” above.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REITs. The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

17

REITs generally can be classified as “Equity REITs,” “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge.

18

Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds and Debentures. The Funds may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Funds may invest in assignments of and participations in loans issued by banks and other financial institutions.

When a Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting

19

the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Investments. A Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (“Securities Act”). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to readily resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. A Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Board, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, each Fund will limit its purchase, together with other illiquid investments including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Advisor believes that Section 4(a)(2) commercial paper

20

and possibly certain other restricted securities which meet the criteria for liquidity established by the Board of the Funds are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board, including Section 4(a)(2) commercial paper, as determined by the Advisor, as liquid and not subject to the investment limitations applicable to illiquid investments.

Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions that the Advisor deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Funds’ securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Funds will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities. Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. government securities or irrevocable bank standby letters of credit in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders’ and custodial fees, including fees to the Advisor, or its affiliates, in connection with loans. In addition, the Funds consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not lend their securities to any director, officer, employee, or affiliate of the Advisor, the Administrator or distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales “Against the Box.” The Funds may engage in short sales “against the box.” In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell

21

immediately. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

A Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Funds may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker.

Municipal Securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of

22

quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

Each Fund may invest in “private activity” bonds. Each Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Corporate Debt Obligations. The Funds may invest in corporate debt obligations, including senior secured loans, first lien senior secured debt, and second lien senior secured debt.

The factors affecting an issuer’s first and second lien leveraged loans, and its overall capital structure, are complex. Some first lien loans may not necessarily have priority over all other debt of an issuer. For example, some first lien loans may permit other obligations to be secured ratably with the loans (such as overdrafts, swaps or other derivatives made available by members of the lending syndicate to the company), or involve first liens only on specified assets of an issuer (e.g., excluding real estate or receivables). Issuers of first lien loans may have two tranches of first lien debt outstanding each with first liens on separate collateral. In the event of Chapter 11 filing by an issuer, Title 11 of the U.S. Code (the “Bankruptcy Code”) authorizes, under certain circumstances, the issuer to use a creditor’s collateral to obtain additional credit by granting a postpetition lender “priming” liens on such collateral and/or superpriority administrative expense claims, senior even to liens and claims that were first in priority prior to the bankruptcy filing, as long as the issuer provides what the bankruptcy court determines to be adequate protection, which may, but need not always, consist of the grant of replacement or additional liens, additional claims (superpriority claims junior to the claims granted to the postpetition lender(s)) or the making of cash payments to the affected secured creditor. It is important to note that adequate protection is a flexible concept, and the determination of whether, and in which forms, to provide adequate protection is within the discretion of the bankruptcy court. The imposition of priming liens and/or superpriority claims would adversely affect the priority of the liens and claims held by the Funds and could adversely affect a Fund’s recovery on its loans. In addition, in a bankruptcy proceeding, certain unsecured administrative and priority claims may have priority over first lien, secured loans including, without limitation, the actual and necessary costs of administering the bankruptcy case (e.g., professional fees, certain wage claims of employees, etc.) Such claims, albeit unsecured, will have effective priority over first lien loans because these claims must be paid in full in order to confirm a plan of reorganization or liquidation.

As a general matter, in a bankruptcy proceeding secured debt is entitled to greater priority than unsecured debt but only to the extent of the value of the collateral securing the debt. Although the underlying assets selected as collateral to secure loans may give the Funds the ability to realize proceeds through a plan of reorganization or liquidation, if any deficiencies exceed such assumed levels or if underlying assets are sold it is possible that a Fund’s share of the proceeds of such sale or disposition will not be sufficient to pay in full the amount of principal, interest and other obligations owing to the Fund with respect to its investment. It is also possible that in a bankruptcy case, unsecured creditors driven to augment their own recoveries may seek to challenge the validity, priority and extent of the first lien lenders’ collateral. Even if the first lien lenders were able to successfully defend against such a lien challenge, it is possible that litigation costs relating to such defense could decrease the proceeds of the collateral available for distribution to lenders.

Issuer Insolvency Risks. If a court in a lawsuit brought by a creditor or representative of creditors (such as a trustee in bankruptcy) of an issuer of one of a Fund’s investments were to find that (a) such issuer did not receive reasonably equivalent value for incurring the indebtedness evidenced by the loans that the issuer issued to the Fund and (b) after giving

23

effect to such indebtedness and the use of the proceeds thereof, such issuer (i) was insolvent, (ii) was engaged in a business for which its remaining assets constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the issuer or recover amounts previously paid by such issuer to the Fund in satisfaction of such indebtedness.

In addition, upon the insolvency of an issuer, payments that it made to a Fund may be subject to avoidance as a preference if made within a certain period of time (which may be as long as one year in the case of the U.S.) before insolvency. There can be no assurance as to what a given court would apply in order to determine whether the issuer was insolvent or that, regardless of the method of valuation, a court would not determine that the issuer was insolvent, in each case, after giving effect to the indebtedness evidenced by the loans held by a Fund and the use of the proceeds thereof. While a Fund may be able to assert certain defenses to any such avoidance claims, the outcome of such claims is within the discretion of the bankruptcy court and is therefore inherently incapable of being predicted.

In general, if payments are voidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as a Fund) or from subsequent transferees of such payments.

Non-Performing Debt Obligations. The Funds may invest in non-performing debt obligations. Non-performing debt obligations may require substantial workout negotiations, restructuring, or bankruptcy filings, all of which may entail a substantial reduction in the interest rate, deferral of payments and/or a substantial write-down of the principal of a debt obligation or conversion of some or all of the debt to equity. Upon a bankruptcy filing by an issuer of debt, the Bankruptcy Code imposes an automatic stay on a creditor’s efforts to seek or compel payment of prepetition debts. Moreover, if an issuer were to file for Chapter 11 reorganization, the Bankruptcy Code authorizes the issuer to restructure the terms of repayment of debt even if the holders of such debt do not accept the issuer’s proposed restructuring as long as, among other things, the bankruptcy court determines that the restructured terms are fair and equitable to the debt holders and certain other conditions are met. Because bankruptcy courts are courts of equity, and have broad statutory power to craft remedies and issue rulings, often without precedent, to facilitate a debtor’s reorganization and/or equitable distribution of assets to creditors and other stakeholders, it is inherently difficult to predict how a bankruptcy court will deal with a particular situation and to what extent the court might authorize compromise of a secured lender’s claim.

Senior Secured Loans. The Funds may invest in senior secured loans, which are subject to certain risks, including, without limitation, (i) invalidation of a debt or lien as a fraudulent conveyance, (ii) preference claw-backs of liens or payments made on account of an antecedent debt in the 90 days (or one year in case of a creditor that is also an insider of the debtor) before a bankruptcy filing, (iii) equitable subordination of claims in cases of misconduct, (iv) so-called lender liability claims by the issuer of the obligations and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Recent decisions in bankruptcy cases have held that a secondary loan market participant can be denied a recovery from the debtor in a bankruptcy if a prior holder of the loans either received such loans as a preference or fraudulent conveyance or engaged in conduct that would qualify for equitable subordination if the secondary holder either took the loan by assignment (as opposed to an open market purchase) or had knowledge of the transferor’s misconduct when it purchased the loan.

Below Investment Grade Assets. The Funds may invest in non-investment grade senior secured corporate loans (or participations or other interests in these loans), which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks. Such investments will be subject to greater risks than investments in investment grade corporate obligations. These risks could be exacerbated to the extent that the portfolio is concentrated in one or more particular types of exposures.

Prices of the exposures may be volatile, and will generally fluctuate due to a variety of factors that are inherently difficult to predict, including but not limited to changes in interest rates, prevailing credit spreads, general economic conditions, financial market conditions, domestic and international economic or political events, developments or trends in any particular industry, and the financial condition of the obligors. Additionally, loans and interests in loans have significant liquidity and market value risks since they are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Because loans are privately syndicated and loan agreements are privately negotiated and customized, loans are not purchased or sold as easily as publicly traded securities. In addition, historically the trading volume in the loan market has been small relative to the high-yield debt securities market.

24

Participation on Creditors’ Committees. The Funds may participate on committees formed by creditors to negotiate with the management of financially troubled companies both inside and outside of bankruptcy or insolvency proceedings, or the Funds may seek to negotiate directly with the debtors with respect to restructuring issues. The participants on such a committee may seek outcomes in their respective individual best interests, and there can be no assurance that results that are the most favorable to the Funds will be obtained in such proceedings. If a committee is appointed in a bankruptcy case, the committee’s actions will necessarily be subject to the jurisdiction and discretion of the bankruptcy court. By participating on such committees, the Funds may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Funds to liability to such other creditors that disagree with a Fund’s actions. However, a Fund’s ability to serve on a creditor’s committee in a Chapter 11 case will be limited to situations in which the Fund holds unsecured loans.

Regulatory Risk. Legal, tax, and regulatory changes could occur and may adversely affect the Funds and their ability to pursue their investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the Internal Revenue Service (“IRS”), the Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, and includes provisions that have a broad impact on the credit and other financial markets. The EU (and some other countries) is implementing similar requirements.

Future legislative, judicial or administrative action could adversely affect a Fund’s ability to implement their investment program, as well as the ability of the Fund to conduct their operations. Increased regulation could have a material adverse impact on the investment returns of a Fund. Recent changes in legislation, together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may create uncertainty in the credit and other financial markets and create other unknown risks. The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

The Funds must comply with Rule 18f-4 under the 1940 Act, which governs the use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Under Rule 18f-4, a Fund that invests in derivative instruments beyond a specified limited amount must, among other things, apply a value-at-risk (“VaR”) based limit to its use of certain derivative instruments and financing transactions and adopt and implement a derivatives risk management program. A Fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4, nor will the Fund be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Certain Funds use derivatives beyond a limited amount and complies with an absolute VaR test to limit VaR to 20% of the Fund’s NAV. Rule 18f-4 could have an adverse impact on a Fund’s performance and ability to implement its investment strategies.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures for the public and nonpublic disclosure of the Funds’ portfolio securities.

As a general matter, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Funds’ custodian, administrator, Advisor, Sub-Advisor, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including duties not to trade on non-public information and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed on the Fund’s website, in marketing materials (provided the portfolio holdings disclosed in the materials are at least 15 days old) or through filings with the SEC as described below and (2) to third-party vendors, that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need

25

to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC. The Funds disclose their portfolio holdings by delivering the annual and semi-annual reports, or notice of electronic availability thereof, to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose their portfolio holdings reports on Forms N-CSR two months after the end of each semi-annual period and Form N-PORT within 30 days after each fiscal quarter end.

Neither the Funds nor the Advisor or a sub-advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The Board manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust, Advisor or sub-advisor, or the distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory or sub-advisory agreements. When considering approval or renewal of advisory and sub-advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the Advisor or sub-advisor, the performance of the Funds, the costs and the profitability of the agreements to the Advisor or sub-advisor, ancillary benefits to the Advisor or sub-advisor or their affiliates in connection with its relationship to the Funds and the amount of fees charged in comparison to those of other investment companies.

The Board currently has three standing committees: the Audit Committee, the Risk and Compliance Committee and the Nominating Committee. In addition, the Board has a Special Committee that oversees litigation matters on behalf of the Trust. Each committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement. The term of office of each officer is until the successor is elected.

26

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Lead Trustee, Chairman of the Audit Committee and Nominating Committee	Since 6/2006	Manager, Genovese Family Enterprises, LLC (and affiliates, family office) 1999-present, Managing Member, Bear Properties, LLC (real estate firm) (2006-present).	48	Chairman of the Board, Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board, Strategy Shares since 2016; Trustee, IDX Funds Trust (formerly, M3Sixty Funds Trust) since 2016; Chairman of the Board, Catalyst Strategic Income Opportunities Fund since April 2024; Chairman of the Board of AlphaCentric Prime Meridian Income Fund from 2018 to August 2023.

Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice since 2010.	48	Trustee and Chairman of the Audit and Risk and Compliance Committees since 2016, and Chairman of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chairman of the Audit and Risk and Compliance Committees since 2016, and Chairman of the Investment Committee since November 2020, Strategy Shares; Trustee and Chairman of the Audit Committee, Catalyst Strategic Income Opportunities Fund since 2024; Trustee and Chairman of the Audit and Risk and Compliance Committees from 2018 to 2023, and Chairman of the Investment Committee from 2020 to 2023, AlphaCentric Prime Meridian Income Fund.

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee, Chairman of the Risk and Compliance Committee	Since 6/2006	Attorney since 1982.	34	Trustee and Chairman of the Risk and Compliance Committee, Catalyst Strategic Income Opportunities Fund since April 2024.

27

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President 2/2012-3/2022	President of the Trust, 2/2012—3/2022; President, Rational Advisors, Inc., since 2016; Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014 ; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; CEO, Catalyst International Advisors LLC, since 2019; CEO, Insights Media LLC, since 2019; CEO, MFund Management LLC, since 2019.	34	None

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022	Vice President of the Trust, 2018-2022; Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; President, MFund Distributors LLC, since 2020; COO, Catalyst International Advisors LLC, since 2019; COO, Insights Media LLC, since 2019; COO, MFund Management LLC, since 2019; COO, AlphaCentric Advisors LLC, since 2021.	N/A	N/A

Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022	Investment Operations Manager, MFund Management LLC, since 2022; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019.	N/A	N/A

Erik Naviloff 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Ultimus Fund Solutions, LLC, since 2011.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and Catalyst Strategic Income Opportunities Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

28

Leadership Structure. The Trust is led by Jerry Szilagyi, who has served as the Chairman of the Board since 2010. Mr. Szilagyi is an interested person by virtue of his controlling interest in the Advisor and AlphaCentric Advisors LLC, an investment adviser to other certain series of the Trust. The Board is comprised of Mr. Szilagyi, an Interested Trustee, and Tobias Caldwell, Stephen Lachenauer, and Tiberiu Weisz, each an Independent Trustee. Mr. Caldwell serves as the Lead Independent Trustee. The Lead Independent Trustee serves as a key point person for dealings between management and the Independent Trustees and assists in setting the agendas for Board meetings. The Independent Trustees meet in executive session at each Board meeting. Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Trustees in advance of each Board meeting and between Board meetings. The Board believes this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his experience in providing both advisory and administrative services to other mutual funds. Additionally, as the Managing Member of MFund Services LLC, which provides management and legal administrative services to the Trust, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. In its risk oversight role, the Board oversees risk management, and the full Board engages in discussions of risk management and receives reports on investment and compliance risk at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee and Risk and Compliance Committee, reviews reports from among others, the advisors, sub-advisors, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Fund and the risk management programs of the Trust, the advisors and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to each Fund resides with the Advisor and other service providers to the Fund. Although the risk management policies of the Advisor and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

The Board also considers liquidity risk management issues as part of its general oversight responsibilities and oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by the Liquidity Risk Management (“LRM”) Program Administrator that address liquidity matters. As required by Rule 22e-4 under the 1940 Act, the Board, including a majority of the Independent Trustees, has approved the Trust’s LRM Program, which is reasonably designed to assess and manage the Trust’s liquidity risk, and has appointed the LRM Program Administrator that is responsible for administering the LRM Program. The Board also reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the program and assesses its adequacy and effectiveness of implementation.

Audit Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz serve on the Board’s Audit Committee. The Board’s Audit Committee is a standing independent committee with a separate chair. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Audit Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ended June 30, 2024, the Audit Committee met 4 times.

Risk and Compliance Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz serve on the Board’s Risk and Compliance Committee. The Risk and Compliance Committee is a standing independent committee with a separate chair. The primary function of the Risk and Compliance Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to the adequacy and effectiveness of the Trust’s compliance program and to oversee the Trust’s Chief Compliance Officer. The Risk and Compliance Committee meets as often as necessary, and no less than quarterly. During the fiscal year ended June 30, 2024, the Risk and Compliance Committee met 4 times.

Nominating Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz serve on the Board’s Nominating Committee. The Board’s Nominating Committee is a standing independent committee with a separate chair. The primary functions of the Nominating Committee are to assist the Board in carrying out its responsibilities relating to (i) the identification and selection of qualified individuals to become Board members and members of Board committees and (ii) the development, adoption and periodic monitoring and updating of criteria and characteristics relating to the consideration, nomination and selection of interested and non-interested trustees. The Nominating Committee meets as often as necessary.

Special Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz serve on a Special Committee responsible for reviewing the allegations of any lawsuit filed against the Trust, or any demand for books and records served upon the Trust. The

29

Special Committee is also responsible for taking such other actions that may be referred to it from time to time by the Board. The Special Committee met as needed during the fiscal year ended June 30, 2024.

Background and Qualifications of the Trustees. Mr. Szilagyi is the managing member of the Advisor, an original sponsor of the Trust. Mr. Szilagyi is the Managing Member of AlphaCentric Advisors, LLC, an investment advisor to certain series of the Trust. Mr. Szilagyi is also the President of Rational Advisors, Inc., an investment advisor to other series in the Fund Complex and is President of MFund Services LLC, which provides management and legal administrative services to the Trust. Mr. Szilagyi has many years of experience managing mutual funds and providing administrative services to other mutual funds. His experience in the investment management industry makes him uniquely qualified to serve as the Trust’s Chairman.

Mr. Caldwell is the manager of the Genovese family office, and a managing member of a real estate management firm. Mr. Caldwell’s experience in the investment and real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisors to the funds. Mr. Caldwell also serves on the boards of other mutual funds.

Mr. Lachenauer has been an attorney in private practice for over fifteen years, providing advice and counsel to small businesses and individuals on real estate, commercial contracts, general business and financial matters. Mr. Lachenauer’s previous experience at large law firms and as an attorney at a large investment bank provides the Board with knowledge of financial and investment regulatory matters. Mr. Lachenauer also serves on the boards of other registered investment companies in the Fund Complex.

Mr. Weisz is an attorney and provides the Board with general insight regarding their duties and standards of care. Mr. Weisz also serves on the board of another registered investment company in the Fund Complex.

Share Ownership in the Funds

Fund Shares Owned by Trustees as of December 31, 2023

Name of Trustee	Mr. Caldwell	Mr. Weisz	Mr. Lachenauer	Mr. Szilagyi
Dollar Range of Equity Securities in Systematic Alpha Fund	None	None	None	Over $100,000
Dollar Range of Equity Securities in Strategic Program Fund	$1-$10,000	None	None	Over $100,000
Dollar Range of Equity Securities in Buffered Shield Fund	None	None	None	Over $100,000
Dollar Range of Equity Securities in Millburn Dynamic Commodity Strategy Fund	None	None	None	Over $100,000
Dollar Range of Equity Securities in Millburn Hedge Strategy Fund	$10,001-$50,000	None	None	Over $100,000
Dollar Range of Equity Securities in Nasdaq-100 Hedged Equity Fund	$1-$10,000	None	None	Over $100,000
Dollar Range of Equity Securities in Enhanced Multi-Asset Fund	None	None	None	Over $100,000
Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust	Over $100,000	None	None	Over $100,000

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the

30

Funds of the Trust. The Lead Independent Trustee of the Trust and the Chairman of the Board’s Audit Committee and Risk and Compliance Committee receive an additional quarterly retainer.

The following table describes the compensation paid to the Trustees during the fiscal year ended June 30, 2024. The Trust has no retirement or pension plans.

Compensation Table
Name of Person, Position(s)	Mr. Caldwell	Mr. Weisz	Mr. Lachenauer	Mr. Szilagyi**
Aggregate Compensation from the Systematic Alpha Fund	$5,893	$4,766	$4,484	$0
Aggregate Compensation from the Strategic Program Fund	$5,893	$4,766	$4,484	$0
Aggregate Compensation from the Buffered Shield Fund	$5,893	$4,766	$4,484	$0
Aggregate Compensation from the Millburn Dynamic Commodity Strategy Fund	$5,893	$4,766	$4,484	$0
Aggregate Compensation from the Millburn Hedge Strategy Fund	$5,893	$4,766	$4,484	$0
Aggregate Compensation from the Nasdaq-100 Hedged Equity Fund	$5,893	$4,766	$4,484	$0
Aggregate Compensation from the Aspect Enhanced Multi-Asset Fund	$3,013	$2,441	$2,298	$0
Estimated Annual Benefits Upon Retirement	$0	$0	$0	$0
Total Compensation from Fund and Fund Complex*	$305,996	$169,063	$261,996	$0

*	The ‘Fund Complex’ includes the Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and Catalyst Strategic Income Opportunities Fund, each a registered investment company. During the period reflected in the table above, the “Fund Complex” also included the AlphaCentric Prime Meridian Income Fund (“ACPMIF”). ACPMIF was deregistered as a closed-end investment company with the SEC on August 23, 2023, and liquidated on September 1, 2023.

**	Mr. Szilagyi is compensated by Catalyst for advisory services and MFund Services LLC for management and legal administrative support services to the Trust. Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARIES (Systematic Alpha Fund, Millburn Dynamic Commodity Strategy Fund, Millburn Hedge Strategy Fund, Aspect Enhanced Multi-Asset Fund)

Certain Funds may invest up to 25% of each’s total assets in its respective Subsidiary. It is expected that the Subsidiary will invest primarily in structured notes and swap contracts. For the purpose of determining limits related to investment policies, capital structure and leverage, the investments of a Subsidiary will be considered on an aggregate basis with those of the respective Fund.

(Millburn Hedge Strategy Fund) The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of CMHSF Fund Limited, c/o Walkers Global, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9001, Cayman Islands. The Subsidiary’s affairs are overseen by a board of directors.

(Millburn Dynamic Commodity Strategy Fund) The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of CHCSF Fund Limited, c/o Walkers Global, 190 Elgin

31

Avenue, George Town, Grand Cayman, KY1-9001, Cayman Islands. The Subsidiary’s affairs are overseen by a board of directors.

(Systematic Alpha Fund) The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of CSACS Fund Limited, c/o Walkers Global, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9001, Cayman Islands. The Subsidiary’s affairs are overseen by a board of directors.

(Aspect Enhanced Multi-Asset Fund) The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of CAEMAF Fund Limited, c/o Walker Global, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9001, Cayman Islands. The Subsidiary’s affairs are overseen by a board of directors.

Directors. All three Independent Trustees, Mr. Caldwell, Mr. Lachenauer and Mr. Weisz, serve as Directors of CMHSF Fund Limited, CHCSF Fund Limited, CSACS Fund Limited and CAEMAF Fund Limited.

Each Subsidiary has entered into a separate contract with the Advisor for the advising the Subsidiary’s portfolio, without compensation. Each Subsidiary has also entered into arrangements with the Trust’s custodian to serve as the Subsidiary’s custodian and with Ultimus Fund Solutions, LLC to serve as the Subsidiary’s transfer agent, fund accountant and administrator. Each Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Funds. The Trust’s Chief Compliance Officer oversees implementation of the Subsidiaries policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures.

Each Subsidiary pays no fee to the Advisor or Ultimus Fund Solutions, LLC for their services. The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. The Funds expect that the expenses borne by its Subsidiary will not be material in relation to the value of each Fund’s assets. It is also anticipated that each Fund’s own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that a Fund’s investment in the Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and Subsidiary.

PRINCIPAL SHAREHOLDERS

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the advisory agreement with the advisor. Persons owning 25% or more of the outstanding shares of a Fund (or a class of shares of a Fund) may be deemed to control the Fund (or class of the Fund). Persons owning 5% or more of the outstanding shares of the Fund (or a class of shares of the Fund) may be deemed principal shareholders of the Fund (or a class of the Fund). Below are the beneficial and/or record holders of 5% or more of each Fund.

Systematic Alpha Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Systematic Alpha Fund Class A shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	1,301,018.3410	36.27%*
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	420,329.4720	27.50%*
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	1,009.316.3570	21.33%
Wells Fargo Clearing Services LLC/Special Custody Account for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103	435,617.0490	9.21%

*	May be deemed to control Class A shares of the Fund because it holds more than 25% of outstanding Class A Shares.

32

As of October 3, 2024, securities of the Systematic Alpha Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Systematic Alpha Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Systematic Alpha Fund Class C shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	532,941.2230	43.08%*
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	123,640.2200	9.99%

As of October 3, 2024, securities of the Systematic Alpha Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Systematic Alpha Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Systematic Alpha Fund Class I shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	7,932,472.7520	17.18%
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	3,726,600.7790	8.07%
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	16,119,098.8560	34.92%*

*	May be deemed to control Class I shares of the Fund because it holds more than 25% of outstanding Class I Shares.

33

As of October 3, 2024, securities of the Systematic Alpha Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Strategic Program Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Strategic Program Fund Class A shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	467,789.3990	30.91%*
LPL Financial 4707 Executive Drive San Diego CA 92121	319,180.5110	21.09%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	187,731.5150	12.41%

*	May be deemed to control Class A shares of the Fund because it holds more than 25% of outstanding Class A Shares.

As of October 3, 2024, securities of the Strategic Program Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Strategic Program Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Strategic Program Fund Class C shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego CA 92121	365,543.2420	32.33%*

*	May be deemed to control Class C shares of the Fund because it holds more than 25% of outstanding Class C Shares.

As of October 3, 2024, securities of the Strategic Program Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

34

Strategic Program Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Strategic Program Fund Class I shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	1,175,404.2430	15.06%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	1,177,591.4900	15.09%

As of October 3, 2024, securities of the Strategic Program Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Buffered Shield Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Buffered Shield Fund Class A shares on October 3, 3024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co 211 Main Street San Francisco, CA 94105	56,008.1610	11.33%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	28,685.8190	5.80%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	48,140.6910	9.74%
Matrix Trust Company as agent for Advisor Trust Inc. Kades-Margolis 403B MBD 717 17th Street, Suite 1300 Denver, CO 80202	39,553.6820	8.00%

*	May be deemed to control Class A shares of the Fund because it holds more than 25% of outstanding Class A Shares.

As of October 3, 2024, securities of the Buffered Shield Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Buffered Shield Fund Class C Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	149,648.5200	44.92%*

*	May be deemed to control Class C shares of the Fund because it holds more than 25% of outstanding Class C Shares.

As of October 3, 2024, securities of the Buffered Shield Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

35

Buffered Shield Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Buffered Shield Fund Class I shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co 211 Main Street San Francisco, CA 94105	350,721.6220	29.81%*
Charles Schwab & Co 211 Main Street San Francisco, CA 94105	93,982.2210	7.99%
LPL Financial 4707 Executive Drive San Diego, CA 92121	70,788.0700	6.02%
Isobel L Szilagyi & /June A Szilagyi CO TTEES of the Jerry Szilagyi 2015 Family Trust 5 Abbington Drive Huntington, NY 11743	95,903.1700	8.15%
Constellation Trust Co. Customer/Michael G. Jesselson IRA 445 Park Ave. Suite 1502 New York, NY 10022	83,685.4130	7.11%

*	May be deemed to control Class I shares of the Fund because it holds more than 25% of outstanding Class I Shares.

As of October 3, 2024, securities of the Buffered Shield Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 9.73% of the outstanding Class I shares of the Fund.

Dynamic Commodity Strategy Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Dynamic Commodity Strategy Fund Class A shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial/A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	28,091.0250	26.16%*
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	5,802.4540	5.40%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	14,477.7870	13.48%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	6,534.5860	6.09%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	5,819.8000	5.42%

*	May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

36

As of October 3, 2024, securities of the Dynamic Commodity Strategy Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Dynamic Commodity Strategy Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Dynamic Commodity Strategy Fund Class C shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	21,788.5160	46.39%*
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	2,840.2040	6.05%

*	May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of October 3, 2024, securities of the Dynamic Commodity Strategy Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Dynamic Commodity Strategy Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Dynamic Commodity Strategy Fund Class I shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial A/C 4707 Executive Drive San Diego CA 92121-3091	460,660.0050	56.80%*
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	98,362.0870	12.13%
Isobel L Szilagyi & /June A Szilagyi CO TTEES of the Jerry Szilagyi 2015 Family Trust 5 Abbington Drive Huntington, NY 11743	93,679.2700	11.55%

*	May be deemed to control Class I shares of the Fund because it holds more than 25% of outstanding Class I Shares.

As of October 3, 2024 securities of the Dynamic Commodity Strategy Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 15.14% of the outstanding Class I shares of the Fund.

37

Millburn Hedge Strategy Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Millburn Hedge Strategy Fund Class A shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th FL New York, NY 10004	2,396,976.9240	16.83%
LPL Financial/A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	1,621,467.1300	11.38%
Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246	1,525,475.6210	10.71%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	1,139,542.6440	8.00%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	1,446,657.4330	10.16%
Raymond James/Omnibus for Mutual Funds House Account Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	1,398,793.6240	9.82%

As of October 3, 2024, securities of the Millburn Hedge Strategy Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Millburn Hedge Strategy Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Millburn Hedge Strategy Fund Class C shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego CA 92121	2,496,793.0300	24.51%
Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th FL New York, NY 10004	1,531,368.6550	15.03%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	1,446,434.6840	14.20%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	846,170.8550	8.31%

38

As of October 3, 2024 securities of the Millburn Hedge Strategy Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Millburn Hedge Strategy Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Millburn Hedge Strategy Fund Class I shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246	41,260,514.5480	23.78%
Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th FL New York, NY 10004	33,907,405.2700	19.54%
LPL Financial 4707 Executive Drive San Diego, CA 92121	17,026,805.3380	9.81%
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086	15,177,830.2470	8..75%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	9,965,384.9720	5.74%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	10,126,978.0790	5.84%

As of October 3, 2024, securities of the Millburn Hedge Strategy Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Millburn Hedge Strategy Fund Class C-1 Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Millburn Hedge Strategy Fund Class C-I shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Merrill Lynch Fenner & Smith Inc/for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	674,343.4050	61.76%*
Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103	412,157.5480	37.75%*

*	May be deemed to control Class C-1 shares of the Fund because it holds more than 25% of outstanding Class C-1 Shares.

39

As of October 3, 2024, securities of the Millburn Hedge Strategy Fund Class C-1 shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Nasdaq-100 Hedged Equity Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Nasdaq-100 Hedged Equity Fund Class A shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6,148.0250	15.55%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	2,148.3320	5.43%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	2,289.03770	5.79%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	4,237.2880	10.72%
Cetera Investment Svcs (FBO) William M Zinckgraf 632 Holmdel Rd Hazlet NJ 07730	2,034.8380	5.15%
LPL Financial 4707 Executive Drive San Diego, CA 92121	5,274.3980	13.34%

As of October 3, 2024 securities of the Nasdaq-100 Hedged Equity Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented 1.36% of the outstanding Class A shares of the Fund.

Nasdaq-100 Hedged Equity Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Nasdaq-100 Hedged Equity Fund Class C shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	6,721.1240	5.22%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	6,887.0590	5.35%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	7,028.0060	5.46%

40

As of October 3, 2024, securities of the Nasdaq-100 Hedged Equity Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Nasdaq-100 Hedged Equity Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Nasdaq-100 Hedged Equity Fund Class I shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	783,264.4470	66.29%*
Isobel L Szilagyi & /June A Szilagyi CO TTEES of the Jerry Szilagyi 2015 Family Trust 5 Abbington Drive Huntington, NY 11743	95,839.4640	8.11%

*	May be deemed to control Class I shares of the Fund because it holds more than 25% of outstanding Class I Shares.

As of October 3, 2024, securities of the Nasdaq-100 Hedged Equity Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 11.74% of the outstanding Class I shares of the Fund.

Aspect Enhanced Multi-Asset Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Aspect Enhanced Multi-Asset Fund Class A shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16,142.5030	16.85%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	20,644.0960	21.54%
Todd Schroeder Solo 401K Trust/Todd R Schroeder TTEE 208 Heron Creek CT Roseville, CA 95661	33,942.1870	35.42%*

41

As of October 3, 2024 securities of the Aspect Enhanced Multi-Asset Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Aspect Enhanced Multi-Asset Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Aspect Enhanced Multi-Asset Fund Class C shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Jerry Szilagyi TOD/PR/Subject to STA TOD Rules 200 Dorado Beach Dr Apt 3642 Dorado, PR 00646	100.0000	100.00%*

As of October 3, 2024, securities of the Aspect Enhanced Multi-Asset Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented 100% of the outstanding Class C shares of the Fund.

Aspect Enhanced Multi-Asset Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Aspect Enhanced Multi-Asset Fund Class I shares on October 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Aspect Capital Limited 10 Portman Square London W1H 6AZ United Kingdom	1,499,998.0000	91.14%*

*	May be deemed to control Class I shares of the Fund because it holds more than 25% of outstanding Class I Shares.

As of October 3, 2024, securities of the Aspect Enhanced Multi-Asset Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 5.47% of the outstanding Class I shares of the Fund.

ADVISOR AND SUB-ADVISORS

Catalyst Capital Advisors LLC has been retained by the Trust, on behalf of the Funds, under an investment advisory agreement (the “Advisory Agreement”) to act as each Fund’s advisor, subject to the oversight of the Board. The Advisor was organized under the laws of New York on January 24, 2006. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers each Fund’s investment program. The address of the Advisor is 53 Palmeras St. Suite 601, San Juan, PR 00901. Jerry Szilagyi, a Trustee of the Trust, is the controlling member of the Advisor. The Advisor is under common control with AlphaCentric Advisors LLC and Rational Advisors, Inc., the investment advisers of other funds in the same group of investment companies also known as a “Fund Complex”, and with MFund Services LLC, a provider of management, legal administration and compliance services to the Funds and each other fund in the Fund Complex.

The Advisory Agreement provides that the Advisor will provide the applicable Fund with investment advice and supervision and will continuously furnish an investment program for each Fund consistent with the investment objectives

42

and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Advisory Agreement, the Advisor directs the investment of the assets of each Fund in conformity with the investment objectives and policies of that Fund. It is the responsibility of the Advisor to make investment decisions for each Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under the Advisory Agreement, each Fund pays the Advisor a monthly advisory fee based on its average daily net assets at the annual rates set forth below:

Contractual Advisory Fee
Systematic Alpha Fund	1.50%
Strategic Program Fund	1.75%
Buffered Shield Fund	1.25%
Millburn Dynamic Commodity Strategy Fund	1.75%
Millburn Hedge Strategy Fund	1.75%
Nasdaq-100 Hedged Equity Fund	1.25%
Aspect Enhanced Multi-Asset Fund	1.75%

The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and other expenses paid by the Funds as detailed in each Fund’s Advisory Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, except for specific items of expense referred to below.

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment advisory fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. Each Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Funds’ total annual operating expenses, such as regulatory inquiry and litigation expenses (excluding brokerage costs; 12b-1 fees, borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses, and extraordinary expenses) at the levels set forth in the table below through October 31, 2025.

Expense Limitation
Systematic Alpha Fund	Class A – 2.02% Class C – 2.77% Class I – 1.77%
Strategic Program Fund	Class A – 2.24% Class C – 2.99% Class I – 1.99%
Buffered Shield Fund	Class A – 1.48% Class C – 2.23% Class I – 1.23%

43

Expense Limitation
Millburn Dynamic Commodity Strategy Fund	Class A – 2.24% Class C – 2.99% Class I – 1.99%
Nasdaq-100 Hedged Equity Fund	Class A – 1.74% Class C – 2.49% Class I – 1.49%
Aspect Enhanced Multi-Asset Fund	Class A – 2.24% Class C – 2.99% Class I – 1.99%

Each waiver or reimbursement by the Advisor is subject to repayment by the applicable Fund within three years following in the date on which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board.

The Advisory Agreement with each Fund continues in effect for an initial two-year term and then from year to year as long as its continuation is approved at least annually by the Board, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the applicable Fund. Each Advisory Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the advisor and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the renewal of the Advisory Agreement for the Systematic Alpha Fund, the Strategic Program Fund, the Buffered Shield Fund, the Millburn Dynamic Commodity Strategy Fund, the Millburn Hedge Strategy Fund and the Nasdaq-100 Hedged Equity Fund, and of the matters considered by the Board in connection with the approval of the Advisory Agreement for Aspect Enhanced Multi-Asset Fund can be found in the Funds’ Financial Statements for the fiscal year ended June 30, 2024.

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The table below provides information about the advisory fees for each of last three fiscal years ended June 30:

Fund		2022	2023	2024
Systematic Alpha Fund	Total Advisory Fee	$77,763	$224,069	$5,012,341
	Waiver/(Recapture)	$134,001	$122,949	$(205,014)
	Net Advisory Fee	$0	$101,120	$5,217,355
Strategic Program Fund	Total Advisory Fee	$1,796,035	$2,500,969	$1,984,208
	Waiver	44,482	$68,573	$97,182
	Net Advisory Fee	$1,751,553	$2,432,396	$1,887,026
Buffered Shield Fund	Total Advisory Fee	$1,155,626	$601,254	$379,652
	Waiver	$304,113	$241,278	$183,992
	Net Advisory Fee	$851,513	$359,976	$195,660
Millburn Dynamic Commodity Strategy Fund	Total Advisory Fee	$259,644	$305,999	$193,662
	Waiver	$174,001	$151,605	$199,383
	Net Advisory Fee	$85,643	$154,394	$(5,721)
Millburn Hedge Strategy Fund	Total Advisory Fee	$57,445,204	$93,509,462	$116,015,653
	Waiver	—	—	—
	Net Advisory Fee	$57,445,204	$93,509,462	$116,015,653
Nasdaq-100 Hedged Equity Fund	Total Advisory Fee	$187,439	$162,015	$193,037
	Waiver	$123,326	$134,268	$118,441
	Net Advisory Fee	$64,113	$27,747	$74,596
Aspect Enhanced Multi-Asset Fund	Total Advisory Fee	N/A*	N/A*	$154,791
	Waiver	N/A*	N/A*	$90,533
	Net Advisory Fee	N/A*	N/A*	$64,258

*	The Aspect Enhanced Multi-Asset Fund had not commenced operations during the period

44

Investment Sub-Advisor - Strategic Program Fund

Warrington Asset Management LLC (“Warrington”), an investment advisory firm, the predecessor of which was founded in 2008, has been retained to act as the sub-advisor to the Fund under a Sub-Advisory Agreement with the Advisor. Warrington is located at 200 Crescent Court, Suite 520, Dallas, TX 75201. Warrington is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is an independent asset management firm. Mr. Scott C. Kimple, a portfolio manager of the Fund, is the Principal of Warrington and the control person of Warrington due to his ownership of more than 25% of Warrington.

As compensation for the sub-advisory services it provides to the Fund, the Advisor pays Warrington 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to Warrington by the Advisor is paid from the Advisor’s advisory fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Sub-Advisory Agreement for the Strategic Program Fund is included in the Fund’s Financial Statements for the fiscal year ended June 30, 2024. For the fiscal years ended June 30, 2022, June 30, 2023, and June 30, 2024, Warrington received $875,776, $1,216,198 and $943,513, respectively, in sub-advisory fees for its services to the Strategic Program Fund.

Sub-Investment Advisor – Buffered Shield Fund

Exceed Advisory LLC (“Exceed”), a registered investment advisory firm founded in July 2014 and wholly owned by Exceed Investments, LLC, has been retained to act as the sub-advisor to the Fund pursuant to an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. Exceed is controlled by Mr. Joseph Halpern, the portfolio manager of the Fund. Exceed also provides investment advisory services to another mutual fund. The Advisor and the Trustees have chosen to engage Exceed’s services as sub-advisor to the Fund in part because of Exceed’s prior expertise with respect to the EXHEDG Index.

As compensation for the sub-advisory services it provides to the Fund, the Advisor pays Exceed 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to Exceed by the Advisor is paid from the Advisor’s advisory fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Sub-Advisory Agreement is available in the Fund’s Financial Statements for the fiscal year ended June 30, 2024. For the fiscal years ended June 30, 2022, June 30, 2023, and June 30, 2024, Exceed received $425,756, $179,988 and $97,830, respectively, in sub-advisory fees for its services to the Fund.

Investment Sub-Advisor – Millburn Dynamic Commodity Strategy Fund and Millburn Hedge Strategy Fund

Millburn Ridgefield Corporation (“Millburn”), an investment advisory firm founded in 1982, has been retained to act as the sub-advisor to the Funds under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor and the Trust, on behalf of the Funds. Millburn also provides investment management or adviser services to pooled investment vehicles that it sponsors and to separately managed accounts. The principal owners of Millburn are Harvey Beker, Crapple Marital Trust, Barry Goodman, and Grant Smith. Millburn has been registered with the CFTC as a “commodity pool operator” since July of 1982 and as a “commodity trading advisor” since September of 1984, and registered with the SEC as an investment adviser in March of 2002, and became registered with the SEC as a broker-dealer in December of 2019. The Advisor and the Board have chosen to engage Millburn’s services as sub-adviser to the Funds

45

in part because of Millburn’s prior expertise and performance in advising other accounts similar in objective to that of the Funds.

As compensation for the sub-advisory services it provides to the Funds, each Fund pays Millburn 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to Millburn by each Fund is paid from the Advisor’s advisory fee and is not an additional cost to the Fund. Any amounts paid by a Fund to Millburn is deducted from the net advisory fee due to the Adviser pursuant to the Advisory Agreement and any expense limitation agreement in effect at the time of payment. Each Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Sub-Advisory Agreement with respect to the Funds is available in the Fund’s Financial Statements for the fiscal year ended June 30, 2024. For the fiscal years ended June 30, 2022, June 30, 2023, and June 30, 2024, Millburn received $29,299,344, $47,344,718 and $58,642,612 in sub-advisory fees for its services to the Millburn Hedge Strategy Fund. For the fiscal year ended June 30, 2022, June 30, 2023, and June 30, 2024, Millburn received $42,822, $77,197 and $0, respectively, in sub-advisory fees for its services to the Dynamic Commodity Strategy Fund.

Sub-Advisor –Nasdaq-100 Hedged Equity Fund

Equity Armor Investments, LLC (“Equity Armor”), an investment advisory firm founded in 2011, has been retained to act as the “sub-advisor to Nasdaq-100 Hedged Equity Fund under a Sub-Advisory Agreement with the Advisor. Equity Armor is located at 311 S. Wacker Dr., Suite 650, Chicago, Illinois 60606. Equity Armor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is an independent asset management firm. Equity Armor provides investment management services to individuals, trusts, institutions, advisory firms, and investment companies. Under the supervision of the Advisor, Equity Armor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Equity Armor is responsible for maintaining certain transaction and compliance related records of the Fund.

As compensation for the sub-advisory services it provides to the Fund, the Advisor pays Equity Armor fifty percent of the net advisory fees paid to the Advisor by the Fund. The fee paid to Equity Armor by the Advisor is paid from the Advisor’s advisory fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Sub-Advisory Agreement is available in the Fund’s Financial Statements for the fiscal year ended June 30, 2024. For the fiscal years ended June 30, 2022, June 30, 2023, and June 30, 2024, Equity Armor, received $32,057, $13,874 and $37,298 respectively, in sub-advisory fees for its services to the Nasdaq-100 Hedged Equity Fund.

Sub-Advisor – Aspect Enhanced Multi-Asset Fund

Aspect Capital Limited (“Aspect Capital”), an investment advisory firm founded in 1997, has been retained to act as the sub-advisor to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor.

As compensation for the sub-advisory services it provides to the Fund, the Advisor pays Aspect Capital 50% of the net advisory fees earned by the Advisor from the Fund except that, for any investments made in the Fund by Aspect Capital, the Advisor pays Aspect Capital 100% of the net advisory fees paid by the Fund to the Advisor. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) and any extraordinary expenses related to the management and sponsorship of the Fund, including but not limited to, regulatory, litigation, and legal expenses as recorded on the financial statements of the Fund and Adviser. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement is available in the Fund’s Financial Statements for the fiscal period ended June 30, 2024. For the fiscal period ended June 30, 2024, Aspect Capital received $62,006 in sub-advisory fees for its services to the Aspect Enhanced Multi-Asset Fund.

46

Portfolio Managers of the Funds

Portfolio Managers –Systematic Alpha Fund

David Miller, Senior Portfolio Manager of the Advisor, and Charles Ashley, Portfolio Manager of the Advisor, serve as the portfolio managers of the Fund. Mr. Miller’s compensation from the Advisor is based on a percentage of the overall profits of the Advisor. He is also entitled to a portion of the proceeds if the Advisor sells all or a portion of the Advisor’s business. He also participates in a pension plan. Mr. Ashley’s compensation from the Advisor is a fixed base salary and a discretionary bonus based on the discretion of the Advisor.

Portfolio Managers – Strategic Program Fund

Subject to the oversight and approval of the Advisor, Scott C. Kimple, Principal and Portfolio Manager of Warrington, and Mark W. Adams, Assistant Portfolio Manager of Warrington, serve as the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Kimple is the Lead Portfolio Manager of the Fund. Mr. Kimple’s compensation is based on a percentage of the overall profits of Warrington. Mr. Adams’ compensation is a fixed-based salary and a bonus based on the profits of Warrington.

Portfolio Manager – Buffered Shield Fund

Subject to the oversight and approval of the Advisor, Joseph Halpern, Chief Executive Officer and Portfolio Manager of Exceed, is primarily responsible for the day-to-day management of the Fund. Mr. Halpern has served the Buffered Shield Fund in this capacity since December 2016. Mr. Halpern’s compensation received from Exceed is based on a fixed rate salary plus equity distributions.

Portfolio Managers – Millburn Dynamic Commodity Strategy Fund and Millburn Hedge Strategy Fund

Subject to the oversight and approval of the Advisor, Harvey Beker, Barry Goodman, Grant Smith and Michael Soss, as portfolio managers, are jointly and primarily responsibility for the day-to-day management of the portfolio of each Fund. Messrs. Beker, Goodman, Smith and Soss’s compensation is based on a salary and a percentage of the net profits of Millburn. They also participate in a 401(k) retirement plan.

Portfolio Managers –Nasdaq-100 Hedged Equity Fund

Subject to the oversight and approval of the Advisor, Brian Stutland, Afshin Luke Rahbari, and Joseph Tigay are the Fund’s Portfolio Managers and are primarily responsible for the day-to-day management of the Fund. Messrs. Stutland, Rahbari, and Tigay’s compensation from Equity Armor is a fixed-based salary and a bonus based on the profits of Equity Armor.

Portfolio Managers – Aspect Enhanced Multi-Asset Fund

The Fund’s portfolio is managed by a team consisting of: Anthony Todd, Chief Executive Officer of the Sub-Advisor; Martin Lueck, Research Director of the Sub-Advisor; Christopher Reeve, Director of Risk of the Sub-Advisor; and Max Xu, Portfolio Manager of the Sub-Advisor (collectively, the “Investment Committee”). Each member of the Investment Committee has been primarily and jointly responsible for the day-to-day management of the Fund since its inception in December 2023. Each member of the Investment Committee receives a salary from the Sub-Advisor and, in a profitable year for the Sub-Advisor, is entitled to participate in the firm’s discretionary profit-share (bonus) scheme.

47

As of June 30, 2024, the number of, and total assets in all other registered investment companies, other pooled investment vehicles, and other accounts overseen by David Miller, Charles Ashley, Joseph Halpern, Harvey Beker, Barry Goodman, Grant Smith, Michael Soss, Scott Kimple, Mark Adams Brian Stutland, Afshin Luke Rahbari, Joseph Tigay, Anthony Todd, Martin Lueck, Christopher Reeve and Max Xu, are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets (millions)
David Miller	7	$1,600	0	$0	0	$0
Scott Kimple	2	$201	0	$0	4	$35
Mark Adams	2	$201	0	$0	4	$35
Charles Ashley	5	$1,600	0	$0	0	$0
Joseph Halpern	1	$22	0	$0	39	$30
Harvey Beker	3	$6,893	22	$1,325	44	$2,437
Barry Goodman	3	$6,893	19	$1,203	44	$2,437
Grant Smith	3	$6,893	19	$1,203	44	$2,437
Michael Soss	3	$6,893	19	$1,203	44	$2,437
Brian Stutland	2	$52	1	$1	18	$108
Afshin Luke Rahbari	2	$52	1	$1	18	$108
Joseph Tigay	2	$52	1	$1	18	$108
Anthony Todd	2	$268	14*	$4,776	15	$3,954
Martin Lueck	2	$268	14 *	$4,776	15	$3,954
Christopher Reeve	2	$268	14*	$4,776	15	$3,954
Max Xu	2	$268	12*	$4,776	14	$3,954

*Includes 3 trading vehicles, which are not investable vehicles.

Of the accounts above, the following are subject to performance-based fees:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Brian Stutland	0	$0	0	$0	0	$0
Afshin Luke Rahbari	0	$0	0	$0	0	$0
Joseph Tigay	0	$0	0	$0	0	$0
Harvey Beker	0	$0	17	$1,163	40	$1,132
Barry Goodman	0	$0	16	$1,041	40	$1,132
Grant Smith	0	$0	16	$1,041	40	$1,132
Michael Soss	0	$0	16	$1,041	40	$1,132
Anthony Todd	0	$0	8	$1,544	10	$3,263
Martin Lueck	0	$0	8	$1,544	10	$3,263
Christopher Reeve	0	$0	8	$1,544	10	$3,263
Max Xu	0	$0	6	$1,129	9	$2,625
48

The following table shows the dollar range of equity securities of the Funds beneficially owned by each portfolio manager as of June 30, 2024.

Name of Portfolio Manager	Fund Name	Dollar Range of Equity Securities in the Funds
David Miller	Systematic Alpha Fund	$500,001- $1,000,000
Charles Ashley	Systematic Alpha Fund	$50,001 - $100,000
Joseph Halpern	Buffered Shield Fund	$100,001-$500,000
Scott Kimple	Strategic Program Fund	None
Mark Adams	Strategic Program Fund	None
Harvey Beker	Millburn Dynamic Commodity Strategy Fund	$1-$50,000
Barry Goodman	Millburn Dynamic Commodity Strategy Fund	None
Grant Smith	Millburn Dynamic Commodity Strategy Fund	None
Michael Soss	Millburn Dynamic Commodity Strategy Fund	None
Harvey Beker	Millburn Hedge Strategy Fund	over $1,000,000
Barry Goodman	Millburn Hedge Strategy Fund	over $1,000,000
Grant Smith	Millburn Hedge Strategy Fund	over $1,000,000
Michael Soss	Millburn Hedge Strategy Fund	None
Brian Stutland	Nasdaq-100 Hedged Equity Fund	None
Afshin Luke Rahbari	Nasdaq-100 Hedged Equity Fund	$1-$50,000
Joseph Tigay	Nasdaq-100 Hedged Equity Fund	None
Anthony Todd	Aspect Enhanced Multi-Asset Fund	None
Martin Lueck	Aspect Enhanced Multi-Asset Fund	None
Christopher Reeve	Aspect Enhanced Multi-Asset Fund	None
Max Xu	Aspect Enhanced Multi-Asset Fund	None

Potential Conflicts of Interest – Advisor and Sub-Advisors

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one fund or other accounts. Advising multiple accounts may result in a portfolio manager devoting

49

unequal time and attention to each account. Advising multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

With respect to securities transactions for the Funds, the Advisor or a sub-advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

The appearance of a conflict of interest may arise where the Advisor or a sub-advisor has an incentive, such as a performance-based advisory fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

The Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Funds may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Fund’s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in the Funds’ portfolios. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate Fund assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

The Advisor, each sub-advisor and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

The Advisor, Warrington, Exceed, Millburn, Equity Armor, Aspect, Northern Lights Distributors, LLC and the Trust have each adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Funds. Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Funds, subject to the restrictions of the code. The codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as administrator, fund accountant and transfer agent for the Funds pursuant to the Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. Ultimus is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. Ultimus is an affiliate of the distributor.

Ultimus may also provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of Ultimus or its affiliates.

The Agreement remains in effect for an initial term of three years from the effective date for the Funds, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or Ultimus on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of Ultimus. The Agreement provides that Ultimus shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

50

Under the Agreement, Ultimus performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination of periodic reports to the Board, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust’s audits and examinations by assisting the Funds’ independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Funds; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and paying, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting the Funds in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of Ultimus); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

Ultimus also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of each Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for each Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Funds’ custodian and Advisor; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Funds.

Ultimus also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, Ultimus is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For these services, each of the Funds pays Ultimus an annual asset-based fee of 0.13% of net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out-of-pocket expenses.

Prior to November 15, 2021, Gemini Fund Services, LLC (“GFS”), an affiliate of Ultimus, provided administrator, fund accountant and transfer agent services to the Funds. The Fund paid the following fees for these services for the fiscal years ended June 30:

Fund	Fiscal Year Ended June 30, 2022	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2024
Systematic Alpha Fund	$21,488	$33,342	$144,087
Strategic Program Fund	$63,052	$76,246	$66,369
Buffered Shield Fund	$52,388	$39,598	$36,845
Millburn Dynamic Commodity Strategy Fund	$27,482	$36,108	$41,202
Millburn Hedge Strategy Fund	$1,103,260	$1,660,735	$1,954,275
Nasdaq-100 Hedged Equity Fund	$21,500	$29,782	$33,907
Aspect Enhanced Multi-Asset Fund*	N/A*	N/A*	$22,344

*	The Aspect Enhanced Multi-Asset Fund had not commenced operations.

51

MFund Services LLC (“MFund”) provides the Funds with various management and legal administrative services. For these services, the Funds pay MFund an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the Funds in the Trust advised by Catalyst Capital Advisors LLC):

0.10% of net assets up to $50 million;

0.07% of net assets from $50 million to $100 million;

0.05% of net assets from $100 million to $250 million;

0.04% of net assets from $250 million to $500 million;

0.03% of net assets from $500 million to $1 billion;

0.02% of net assets from $1 billion to $5 billion;

0.01% of assets from $5 billion and above

In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of the Advisor, a controlling member of AlphaCentric Advisors LLC (an investment advisor to other series of the Trust) and a Trustee of the Trust. For the fiscal years ended June 30, the Funds paid MFund the following fees for its management services:

Fund	Fiscal Year Ended June 30, 2022	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2024
Systematic Alpha Fund	$6,831	$2,511	$61,656
Strategic Program Fund	$28,449	$30,062	$19,966
Buffered Shield Fund	$26,481	$9,704	$5,654
Millburn Dynamic Commodity Strategy Fund	$7,374	$3,742	$2,085
Millburn Hedge Strategy Fund	$794,172	$1,077,520	$1,229,663
Nasdaq-100 Hedged Equity Fund	$7,437	$2,503	$2,891
Aspect Enhanced Multi-Asset Fund	N/A*	N/A*	$1,610

*	The Aspect Enhanced Multi-Asset Fund had not commenced operations.

COMPLIANCE SERVICES

MFund provides the Chief Compliance Officer and certain compliance related services to the Trust pursuant to a Compliance Services Agreement. During the fiscal years ended June 30, the Funds paid MFund Services the following amounts for these services:

Fund	Fiscal Year Ended June 30, 2022	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2024
Systematic Alpha Fund	$13,901	$6,406	$12,910
Strategic Program Fund	$12,836	$14,760	$13,865
Buffered Shield Fund	$12,613	$11,664	$11,356
Dynamic Commodity Strategy Fund	$8,230	$8,527	$8,528
Millburn Hedge Strategy Fund	$87,935	$140,960	$172,400
Nasdaq-100 Hedged Equity Fund	$10,531	$10,704	$11,381
Aspect Enhanced Multi-Asset Fund	N/A*	N/A*	$8,108

*	The Aspect Enhanced Multi-Asset Fund had not commenced operations.

52

CUSTODIAN

Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association (the “Custodian”), 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, the Custodian serves as the custodian of the Funds. The Custodian has custody of all securities and cash of the Funds. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds. The Custodian also serves as custodian to the Subsidiary.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Funds. Cohen & Company, Ltd. reports on the Funds’ annual financial statements, reviews certain regulatory reports and the Funds’ income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

The Trust, on behalf of the Funds, has adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under each Fund’s Plan related to the Class A Shares, the Funds incur an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”). Class A Shares of the Funds are currently incurring an annual fee of up to 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the Funds may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. Under each Fund’s Plan related to the Class C Shares, the Funds incur an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares (the “Class C 12b-1 Fee”) (the Class A 12b-1 Fee and Class C 12b-1 Fee are collectively referred to as the “12b-1 Fees”). Under the Millburn Hedge Strategy Fund’s Plan related to the Class C-1 Shares, the Millburn Hedge Strategy Fund incurs an annual fee of up to 1.00% of the average daily net assets of the Millburn Hedge Strategy Fund’s Class C-1 Shares (the “Class C-1 12b 1 Fee”).

53

Each 12b-1 Fee may be used to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average NAV of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse parties for shareholder services and distribution-related expenses.

Each Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). Each Fund’s Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of a Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Fund’s Plan would be required to be approved by vote of the Board, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Dealers who are holders or dealers of record for accounts in one or more of the Funds may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Advisor or a sub-advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Advisor or a sub-advisor may include financial assistance to dealers that enable the Advisor or a sub-advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. The Advisor or Sub-Advisor makes payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

The table below states the amounts paid by each Fund’s Class A, Class C and Class C-1 shares under the distribution plan for the fiscal year ended June 30, 2024.

Fund	Class A Shares	Class C Shares	Class C-1 Shares
Systematic Alpha Fund	$75,391	$74,576	—
Strategic Program Fund	$37,607	$118,608	—
Buffered Shield Fund	$23,960	$35,338	—
Millburn Dynamic Commodity Strategy Fund	$4,545	$6,436	—
Millburn Hedge Strategy Fund	$1,200,693	$3,808,995	$333,014
Nasdaq-100 Hedged Equity Fund	$1,464	$14,296	—
Aspect Enhanced Multi-Asset Fund	$493	$5	—

54

The table below states the principal types of activities for which each Fund made payments under the distribution plan for the fiscal year ended June 30, 2024.

Fund	Advertising	Printing & Mailing of Prospectuses	Compensation to Underwriters	Compensation to Broker Dealers	Compensation to Sales Personnel;	Interest, Carrying or other Financial Charges	Other - Marketing	Other- Accrued and Unpaid Expenses
Systematic Alpha Fund Class A	—	—	—	$58,893	—	—	$2,311	$14,186
Class C	—	—	—	$57,235	—	—	—	$17,341
Strategic Program Fund Class A	—	—	—	$38,760	—	—	$864	$(2,017)
Class C	—	—	—	$127,830	—	—	—	$(9,222)
Buffered Shield Fund Class A	—	—	—	$24,768.	—	—	$239	$(1,047)
Class C	—	—	—	$36,667	—	—	—	$(1,329)
Millburn Dynamic Commodity Strategy Fund Class A	—	—	—	$4,715	—	—	$585	$(755)
Class C	—	—	—	$7,303	—	—	—	$(867)
Millburn Hedge Strategy Fund Class A	—	—	—	$1,114,849	—	—	$49,968	$35,877
Class C	—	—	—	$3,638,574	—	—	—	$170,421
Class C-1	—	—	—	$114,793	—	—	—	$218,221
Nasdaq-100 Hedged Equity Fund Class A	—	—	—	$2,544	—	—	$1,116	$(2,196)
Class C	—	—	—	$14,165	—	—	—	$131
Aspect Enhanced Multi-Asset Fund Class A	—	—	—	$65	—	—	$129	$299
Class C	—	—	—	$3	—	—	—	$2

Distribution Agent. Alt Fund Distributors LLC (“Distribution Agent”), located at 140 East 45th Street, Suite 15B, New York, NY 10017, an affiliate of the Advisor, provides marketing and other services intended to result in the sale of Fund shares pursuant to the Wholesale and Distribution Agent Agreement between the Trust, Advisor, Distributor and Distribution Agent. For such services, Distribution Agent is entitled to receive 0.005% on the sale of Fund shares from the Advisor, a portion of which may be offset by dealer reallowances, and 12b-1 fees. For the fiscal year ended June 30, 2024, the Distribution Agent received the amounts set forth below:

Net Underwriting
Discounts and
Commissions
Systematic Alpha Fund	$190,353
Strategic Program Fund	$2,551
Buffered Shield Fund	$11,611
Millburn Dynamic Commodity Strategy Fund	$15,236
Millburn Hedge Strategy Fund	$374,538
Nasdaq-100 Hedged Equity Fund	$2,667
Aspect Enhanced Multi-Asset Fund	$3,026

55

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Funds may directly enter into agreements with “financial intermediaries” pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Underwriter, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Funds’ shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Funds’ shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Funds’ shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Funds’ shares over other classes of the Funds’ shares. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Although the Funds may use financial firms that sell its shares to effect portfolio transactions for the Funds, the Funds and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

56

SECURITIES LENDING TRANSACTIONS

The dollar amounts of income and fees and compensation paid to all service providers related to the Nasdaq-100 Hedged Equity Fund’s securities lending activities during the most recent fiscal year were as follows:

Gross income from securities lending activities (including income from cash collateral reinvestment)	$155,115.59
Fees and/or compensation for securities lending activities and related services	—
Fees paid to securities lending agent from a revenue split	$(1,965.87)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ (823.29)
Administrative fees not included in revenue split	—
Indemnification fees not included in revenue split	—
Rebate (paid to borrower)	$(144,468.50)
Other fees not included in revenue split	—
Aggregate fees/compensation for securities lending activities	$(147,257.66)
Net income from securities lending activities	$7,857.93

PROXY VOTING POLICY

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Advisor or Sub-Advisor, as follows:

Fund	Responsible Party
Systematic Alpha Fund	Catalyst
Strategic Program Fund	Warrington
Buffered Shield Fund	Exceed
Millburn Dynamic Commodity Strategy Fund	Millburn
Millburn Hedge Strategy Fund	Millburn
Nasdaq-100 Hedged Equity Fund	Equity Armor
Aspect Enhanced Multi-Asset Fund	Aspect

The proxy voting delegates may further delegate such proxy voting to a sub-advisor or a third-party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and procedures. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of a Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy

57

that has been approved by the Board. A copy of the proxy voting policies are attached hereto as Appendix B through Appendix G.

Information on how the Funds voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228 or on the SEC’s Internet site at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures is also available by calling 1-866-447-4228 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Funds’ response to market conditions. The portfolio turnover rate of the Funds for the last two fiscal years ended June 30 were as follows:

Fund	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2024
Systematic Alpha Fund	43%	10%
Strategic Program Fund	0%	0%
Buffered Shield Fund	111%	0%**
Milburn Dynamic Commodity Strategy Fund	58%	112%
Millburn Hedge Strategy Fund	30%	48%
Nasdaq-100 Hedged Equity Fund	82%	35%
Aspect Enhanced Multi-Asset Fund	N/A*	6%

*	The Aspect Enhanced Multi-Asset Fund had not commenced operations.

**	The significant reduction in the Buffered Shield’s portfolio turnover rate was due to the reduced investment in exchange traded funds.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor and Sub-Advisors attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund on the basis of the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor or sub-advisors, be reasonable in relation to the value of the brokerage services provided, under each Advisory Agreement and each Sub-Advisory Agreement as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor or sub-advisor may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor or sub-advisor for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor or sub-advisor determines in good faith that the greater commission

58

is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s or sub-advisor’s overall responsibilities to the Funds and to their other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers may be used for the benefit of all of the clients of the Advisor or sub-advisor and not solely or necessarily for the benefit of the Funds. The Advisor’s or sub-advisor’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor or sub-advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Funds pay to the Advisor or sub-advisor will not be reduced as a consequence of the Advisor’s or sub-advisor’s receipt of brokerage and research services. To the extent a Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor or sub-advisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor or sub-advisor in carrying out its obligations to the Funds.

Certain investments may be appropriate for the Funds and also for other clients advised by the Advisor or sub-advisor. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor or sub-advisor, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

Each Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, each Fund may place a significant portion of its transactions with affiliates of the Advisor. As the level of option writing or stock trading increases, the level of commissions paid by each Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible, thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, a Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the 1940 Act, persons affiliated with the Advisor, the Distributor or an affiliate of the Advisor or Distributor, may be prohibited from dealing with the Funds as a principal in the purchase and sale of securities.

The Advisory Agreement provides that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Funds. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Board, be (a) at least as favorable to a Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to a Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s Independent Trustees not to be comparable to the Fund. The Independent Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to a Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

59

The Advisory Agreement does not provide for a reduction of the Distributor’s or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Funds. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

A Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, sub-advisor, the Distributor or their affiliates.

The Funds paid the following amounts in commissions on the purchase and sale of securities for fiscal years ended June 30. No commissions were paid to the Distributor.

Fund	Fiscal Year Ended June 30, 2024	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2022
Systematic Alpha Fund	—	$138	$2,274
Strategic Program Fund	$1,489,749	$1,883,143	$1,419,741
Buffered Shield Fund	$8,865	$22,821	$62,948
Millburn Dynamic Commodity Strategy Fund	$18,028	$21,978	$19,737
Millburn Hedge Strategy Fund	$14,508,375	$11,470,463	$8,041,141
Nasdaq-100 Hedged Equity Fund	$83,855	$131,641	$8,602
Aspect Enhanced Multi-Asset Fund*	$13,682	N/A*	N/A*

*	The Aspect Enhanced Multi-Asset Fund had not commenced operations.

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with a Fund’s distributor or from the Distributor directly. As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in a Fund. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

60

Class C-1 Shares

You may purchase Class C-1 shares at a public offering price equal to the applicable net asset value per share as set forth in the Prospectus.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which a Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board has determined that, until otherwise approved by the Board, all redemptions in the Funds be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

61

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares (of any class) owned by the investor, his spouse, children and grandchildren under 21 (collectively, the “Investor”) in some or all of the Funds to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV.

For example, if an investor owned Class C shares of the Buffered Shield Fund worth $40,000 at the current NAV and purchased an additional $10,000 of Class A shares of the Systematic Alpha Fund, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the prospectus.

Exchange Privilege

As described in the Funds’ Prospectus under “How To Buy Shares—Exchange Privilege,” each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds in the Trust, in the same class of another fund in the Catalyst Family of Funds at net asset value, provided the account registration information of the other Fund is the same. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Funds and consider the differences between it and the Fund before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

WAIVERS OF DEFERRED SALES CHARGE ON CLASS C-1 SHARES

Certain intermediaries may provide for waivers, with respect to the CDSC assessed on certain sales of Class C-1 shares, which are described in Appendix A to the Fund’s Prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers.” Class C-1 Shares are sold without an initial front-end sales charge, but a deferred sales charge of 1.00%

62

applies if Class C-1 Shares are sold within 12 months of purchase. The deferred sales charge on Class C-1 Shares may be waived for:

●	Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

●	Redemptions where your dealer of record notifies the Distributor, prior to the time of investment, that the dealer waives the 1.00% advance payment otherwise payable to such dealer;

●	Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

●	Withdrawals through the Systematic Withdrawal Plan.

SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH CERTAIN FINANCIAL INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to the Prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is incorporated by reference into (or legally considered part of) the Prospectus. The deferred sales charge on Class C-1 Shares may be waived for certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2.

In all instances, it is the shareholder’s responsibility to notify the Funds or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

NET ASSET VALUE

For each Fund, NAV per share is determined by dividing the total value of that Fund’s assets, less any liabilities, by the number of shares of that Fund outstanding.

The net asset value per share of each Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Assets for which market quotations are available are valued, by independent pricing services, as follows.

●            Exchange-traded domestic equity securities are generally valued at the last sales price on a national securities exchange (except the NASDAQ Stock Market). Domestic equity securities traded on the NASDAQ Stock Market are generally valued at the NASDAQ Official Closing Price (NOCP) on the date of valuation. Domestic equity securities that are not traded on an exchange are generally valued at the last sales price. Exchange-traded foreign equity securities are generally valued, in the appropriate currency, at the last quoted sales price on the relevant exchange. Foreign equity securities that are not exchange-traded are generally valued, in the appropriate currency, at the last sales price. Rights and warrants are valued at the last sales price on a national securities exchange.

●            Debt securities, including foreign debt securities, are valued by an approved independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost unless it is determined that amortized cost does not represent fair value (e.g., securities that are not expected to mature at par). Debt securities with

63

remaining maturities of 60 days or less that are not valued based on amortized cost are valued based on prices provided by approved independent pricing services.

●            Shares of ETFs and closed-end registered investment companies are valued in the same manner as other equity securities. Mutual funds are valued at their net asset values.

●            Foreign currencies are valued at the last quoted foreign exchange London close quotation from an approved independent pricing service. The value of assets and liabilities denominated in currencies other than the U.S. dollar are translated into their U.S. dollar equivalent values at such last foreign exchange quotation.

●            Exchange-listed swaps and total return swaps on exchange-listed securities are generally valued at the last quoted sales price. Other swaps are valued by an approved independent pricing service. If no valuation is available from an approved independent pricing service, then at the price received from the broker-dealer/counterparty that issued the swap.

●            Exchange-traded options are generally valued at the closing price or last sale price on the primary exchange for that option as recorded by an approved independent pricing service. Exchange-traded options that are part of a straddle are valued at the mean price provided by an approved independent pricing service. Over-the-counter index options and other derivative contracts (other than swaps as set forth above) on securities, currencies and other financial instruments are generally valued at mean prices provided by an approved independent pricing service. In the absence of such a value, such derivatives contracts are valued at the marked-to-market price (or the evaluated price if a marked-to-market price is not available) provided by the broker-dealer with which the option was traded (which may also be the counterparty).

●            Futures contracts are valued at their settlement price on the exchange on which they are traded. If settlement price is not available, the contracts are priced at the last trade price prior to the close. If the settlement price or last trade price is not available, then at the mean of the quoted bid and asked prices on such exchange.

●            Foreign currency forward contracts are valued by an approved independent pricing service at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the prevailing forward rates, and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the London Stock Exchange (usually 11:00 a.m. Eastern Time).

When approved by the Board, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Board believes reflect the fair value of such securities. Securities that are fair valued by the Board’s valuation designee are normally those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company’s involvement in merger or acquisition activity, with widely varying valuations placed on the company’s assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the valuation designee using methods and procedures reviewed and approved by the Board.

TAX INFORMATION

Each Fund intends to qualify as a regulated investment company, or “RIC,” under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may now be carried forward indefinitely

64

and retain the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

As of June 30, 2024, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring Short-Term	Non-Expiring Long-Term	Total	CLCF Utilized
Systematic Alpha Fund	$230,513	—	$230,513	—
Strategic Program Fund	$396,316,004	$600,111,094	$996,427,098	$2,018,510
Buffered Shield Fund	$5,816,576	$3,917,050	$9,733,626	$1,395,738
Millburn Dynamic Commodity Strategy Fund	$153,500	$841,974	$995,474	—
Millburn Hedge Strategy Fund	—	—	—	—
Nasdaq-100 Hedged Equity Fund	$636,118	$37,289	$673,407	—
Aspect Enhanced Multi-Asset Fund	—	—	—	—

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

INVESTMENTS IN FOREIGN SECURITIES

The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s income dividends paid to you.

Pass-Through of Foreign Tax Credits. A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Funds will be able to do so. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign

65

currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. Each Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

The Funds may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 24%) of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Other Reporting and Withholding Requirements. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

FOREIGN SHAREHOLDERS

The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax.

WHOLLY-OWNED SUBSIDIARY

(Systematic Alpha Fund, Millburn Dynamic Commodity Strategy Fund, Millburn Hedge Strategy Fund and Aspect Enhanced Multi-Asset Fund)

Each Fund invests a portion of its assets in the Subsidiary, which is classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. The Subsidiary conducts its activities in a manner

66

so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the “Safe Harbor”) pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary’s securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary’s gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Funds), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. However, the IRS no longer issues such letters. The Funds do not have a private letter ruling, but fully intend to comply with the IRS’ rules if the IRS were to change its position. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Portfolio, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S. source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as “portfolio interest.” The term “portfolio interest” generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

Each Subsidiary is wholly-owned by the respective Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because each Fund is a U.S. person that will own all of the stock of each Subsidiary, the Fund will be a “U.S. Shareholder” and the Subsidiary is a CFC. As a “U.S. Shareholder,” each Fund is required to include in gross income for United States federal income tax purposes all of the Subsidiary’s “subpart F income” (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. Each Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund is tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for

67

an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

FINANCIAL STATEMENTS

The financial statements of each Fund and the independent registered public accounting firm’s report for the fiscal year ended June 30, 2024 are incorporated herein by reference. You can obtain the Financial Statements without charge by calling the Funds at 1-866-447-4228.

68

Appendix A—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to

69

adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

70

Appendix B

CATALYST CAPITAL ADVISORS LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

Day-to-day administration of proxy voting may be provided internally or by a third-party service provider, depending on client type, subject to the ultimate oversight of the Advisor. The Advisor shall supervise the relationships with its proxy voting services, ISS. ISS apprises the Advisor of shareholder meeting dates, and casts the actual proxy votes. ISS also provides research on proxy proposals and voting recommendations. ISS serves as the Advisor’s proxy voting record keepers and generate reports on how proxies were voted. The Advisor periodically reviews communications from ISS to determine whether ISS voted the correct amount of proxies, whether the votes were cast in a timely manner, and whether the vote was in accordance with the Policies or the Advisor’s specific instructions.

In order to fulfill its responsibilities under the Act, Rational Advisors, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

71

Climate Change:

Say on Climate (SoC) Management Proposals: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

●	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

●	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

●	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

●	Whether the company has sought and received third-party approval that its targets are science-based;

●	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

●	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

●	Whether the company’s climate data has received third-party assurance;

●	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

●	Whether there are specific industry decarbonization challenges; and

●	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan. taking into account information such as the following:

●	The completeness and rigor of the company’s climate-related disclosure;

●	The company’s actual GHG emissions performance;

●	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

●	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

●	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities; ▪

●	The company’s level of disclosure compared to industry peers; and ▪

●	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

●	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities; ▪ The company’s level of disclosure is comparable to that of industry peers; and ▪

●	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

●	Whether the company provides disclosure of year-over-year GHG emissions performance data;

72

●	Whether company disclosure lags behind industry peers;

●	The company’s actual GHG emissions performance

●	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

●	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

●	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

●	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

●	The scope and structure of the proposal;

●	The company’s current level of disclosure on renewable energy use and GHG emissions; and

●	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

73

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

74

Appendix C

Millburn Ridgefield Corporation

Securities Proxy Voting Policies and Procedures

I.	TYPES OF ACCOUNTS FOR WHICH MILLBURN RIDGEFIELD CORPORATION VOTES PROXIES

Millburn Ridgefield Corporation (“Millburn”) in its capacity as general partner or investment adviser of its clients that hold securities directly (i.e., clients other than funds of funds or funds of managed accounts) votes proxies as follows: (i) for each client that has directly or impliedly authorized us to vote proxies in the investment management contract or otherwise; (ii) for each fund for which we act as adviser with the explicit or implied power to vote proxies; and (iii) for each ERISA account, if any, unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees. Generally, unless stated otherwise, if the voting of proxies is not specifically addressed in any such contract or agreement, if Millburn otherwise has investment discretion, then it is assumed that Millburn is responsible for the voting of proxies.

II.	GENERAL GUIDELINES

These policies and procedures are adopted in conformity with Rule 206(4)-6 promulgated under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In voting proxies, Millburn is guided by general fiduciary principles. Millburn’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts for which it is voting, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. Millburn attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values except to the extent otherwise stated in this policy.

Millburn may deviate from the general policies and procedures outlined herein when it determines that the particular circumstances warrant such deviation and in order to serve the best interests of its clients. In such cases, such deviation and the reasoning therefor shall be documented by the responsible parties and a copy provided to Millburn’s Chief Compliance Officer. No guidelines can provide an exhaustive list of all issues that may arise nor can Millburn anticipate all future situations.

III.	HOW MILLBURN VOTES

Please note that the examples below are provided to give a general indication as to how Millburn will vote on certain issues. However, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes, and for that reason, the actual proxy votes may differ from the guidelines presented herein. It is Millburn’s general policy, absent a particular reason to the contrary, to vote with management’s recommendations on routine matters. For non-recurring extraordinary matters, Millburn votes on a case-by-case basis, generally following the suggestions for such matters detailed below. If there is a non-recurring extraordinary matter for which there is no suggestion detailed below, Millburn votes on a case-by-case basis in accordance with the General Guidelines set forth in Section II above.

IV.	UNJUSTIFIABLE COSTS; QUANTITATIVE STRATEGIES

In certain situations, after doing a cost-benefit analysis, Millburn may abstain from voting where the cost of voting the client’s proxy would exceed the anticipated benefits to the client of the proxy proposal. Any such abstention and the reasons thereof shall be memorialized.

In accordance with the foregoing, Millburn’s quantitative approaches to trading assets typically are not based on fundamental analysis (which would be necessary in order to determine the appropriate voting decision) and typically do not result in holdings for lengthy periods of time. Indeed, a vote cast with respect to a particular security, will typically only be implemented at a time when the Millburn client no longer holds that security. Accordingly, it has been determined by Millburn that it will not vote positions held as a result of its quantitative strategies. In the event a particular account employing a quantitative strategy requires that an actual vote be cast, Millburn will cast an “abstain” vote in order to meet such requirements.

75

V.	CONFLICTS OF INTEREST

At times, conflicts may arise between the interests of a client or account, on the one hand, and the interests of Millburn or its affiliates, on the other hand. If Millburn determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, Millburn will address matters involving such conflicts of interest as follows:

(1) if a proposal is addressed by the specific policies herein, Millburn will vote in accordance with such policies. Any decision to vote a proxy other than in accordance with the specific policies herein will be brought to the attention of the Chief Compliance Officer and that proxy will become subject to the requirements of (3) or (4) below, as applicable;

(2) if Millburn believes it is in the best interest of a client or account to depart from the specific policies provided for herein, Millburn will be subject to the requirements of (3) or (4) below, as applicable;

(3) if the proxy proposal is (a) not addressed by the specific policies or (b) requires a case-by-case determination by Millburn, Millburn may vote such proxy as it determines to be in the best interest of the client or account, without taking any action described in (4) below, provided that such vote would be against Millburn’s own interest in the matter (i.e., against the perceived or actual conflict). Millburn will memorialize the rationale for such vote in writing; and

(4) if the proxy proposal is (a) not addressed by the specific policies or (b) requires a case-by-case determination by Millburn, and Millburn believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then Millburn must take one of the following actions in voting such proxy:

(i.) seek an independent third party for review and recommendation with respect to such proxy proposal (such third party may be outside counsel or a compliance consultant);

(ii.) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the client or account, as applicable; or

(iii.) inform the beneficial owners of the client or account of the conflict of interest and obtain consent to (majority consent in the case of a fund) vote the proxy as recommended by Millburn. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, Millburn may refrain from voting the securities held by that client’s account.

VI.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account with respect to which shares are being voted.

(1) Election of Directors

A. Voting on Director Nominees in Uncontested Elections.

We vote for director nominees.

B. Chairman and CEO is the Same Person.

We vote against shareholder proposals that would require the positions of Chairman and CEO to be held by different persons.

C. Majority of Independent Directors

1.       We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. In determining whether an independent director is truly independent (e.g., when voting on a slate of director candidates), we consider certain factors that may include, but are not necessarily limited to, the following: (i) whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; (ii) whether the director has any transactional relationship with the company; (iii) whether the director is a significant customer or supplier of the company; (iv) whether the director is employed by a foundation or university that received grants or endowments from the company or its affiliates; and (v) whether there are interlocking directorships.

2.       We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

76

E. Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

F. Director and Officer Indemnification and Liability Protection

1.       Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

2.       We vote for proposals to limit, and against proposals to eliminate entirely, director and officer liability for monetary damages for violating the duty of care.

3.       We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4.       We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only the director’s legal expenses would be covered.

G. Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

H. Mandatory Retirement Ages

We vote on a case-by-case basis for proposals to set mandatory retirement ages prior to age 80 for directors. We vote for proposals to set a mandatory retirement age of 80 for directors.

(2) Proxy Contests

A. Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors.

B. Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis against proposals to provide full reimbursement for dissidents waging a proxy contest.

(3) Auditors

A. Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit and audit-related services and such other non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

(4) Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

1.       We vote against proposals to classify the board, except in the case of registered, closed-end investment companies.

2.       We vote for proposals to repeal classified boards and to elect all directors annually, except in the case of registered, closed-end investment companies.

B. Shareholder Ability to Remove Directors

1.       We vote against proposals that provide that directors may be removed only for cause, except in the case of registered, closed-end investment companies.

2.       We vote for proposals to restore shareholder ability to remove directors with or without cause, except in the case of registered, closed-end investment companies.

3.       We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies, except in the case of registered, closed-end investment companies.

4.       We vote for proposals that permit shareholders to elect directors to fill board vacancies, except in the case of registered, closed-end investment companies.

C. Cumulative Voting

1.       We vote against proposals to eliminate cumulative voting.

77

2.       We vote for proposals to permit cumulative voting if there is an indication of a gap in the company’s corporate governance.

D. Shareholder Ability to Call Special Meetings

1.       We vote against proposals to restrict or prohibit shareholder ability to call special meetings, except in the case of registered investment companies.

2.       We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

1.       We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

2.       We vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

1.       We vote for proposals that seek to fix the size of the board.

2.       We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

(5) Tender Offer Defenses

A. Poison Pills

1.       We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

2.       We vote on a case-by-case basis for shareholder proposals to redeem a company’s poison pill.

3.       We vote on a case-by-case basis with respect to management proposals to ratify a poison pill.

B. Fair Price Provisions

1.       We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

2.       We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Freeze-Out Provisions

We vote for proposals to opt out of state freeze-out provisions.

D. Greenmail

1.       We vote for proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

2.       We vote on a case-by-case basis for anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

E. Unequal Voting Rights

1.       We vote against dual class exchange offers.

2.       We vote against dual class re-capitalization.

F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1.       We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments, except in the case of registered, closed-end investment companies.

2.       We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. Supermajority Shareholder Vote Requirement to Approve Mergers

1.       We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations, except in the case of registered, closed-end investment companies.

2.       We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6) Miscellaneous Governance Provisions

A. Confidential Voting

1.       We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election.

2.       We vote for management proposals to adopt confidential voting.

B. Equal Access

Except for registered, closed-end investment companies, we vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose

78

voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

We vote on a case-by-case basis for bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

D. Amend Bylaws without Shareholder Consent

1.       We vote against proposal giving the board exclusive authority to amend the bylaws.

2.       We vote for proposals giving the board the ability to amend the bylaws with shareholders consent.

E. Shareholder Advisory Committees

We vote on a case-by-case basis for proposals to establish a shareholder advisory committee.

(7) Capital Structure

A. Common Stock Authorization

1.       We vote on a case-by-case basis for proposals to increase the number of shares of common stock authorized for issue, except as described below.

2.       We vote for the approval requesting increases in authorized shares if the company meets certain criteria:

a) Company has already issued a certain percentage (i.e., greater than 50%) of the company’s allotment.

b) The proposed increase is reasonable (i.e., less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

B. Stock Distributions: Splits and Dividends

We vote on a case-by-case basis for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C. Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D. Blank Check Preferred Stock Authorization

We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

E. Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

F. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

G. Pre-emptive Rights

1.       We vote on a case-by-case basis for shareholder proposals seeking to establish pre-emptive rights and consider the following factors:

a) size of the company.

b) characteristics of the size of the holding (i.e., holder owning more than 1% of the outstanding shares).

c) percentage of the rights offering (i.e., rule of thumb is less than 5%).

2.       We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

79

H. Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

I. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

(8) Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A. Shareholder Proposals to Limit Executive and Director Pay

1.       We vote on a case-by-case basis for all shareholder proposals that seek additional disclosure of executive and director pay information.

2.       We vote on a case-by-case basis for all other shareholder proposals that seek to limit executive and director pay. We have a policy of voting to limit the level of options and other equity-based compensation arrangements available to management to limit shareholder dilution and management overcompensation. We would vote against any proposals or amendments that would cause the available awards to exceed a threshold of 10% of outstanding fully diluted shares (i.e., if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans exceeds 10% of fully diluted shares). We also review the annual award as a percentage of fully diluted shares outstanding.

B. Golden Parachutes

1.       We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

2.       We vote on a case-by-case basis all proposals to ratify or cancel golden parachutes.

C. Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

D. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

(9) State/Country of Incorporation

A. Voting on State Takeover Statutes

We vote on a case-by-case basis for proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Re-incorporation Proposals

We vote on a case-by-case basis for proposals to change a company’s state or country of incorporation.

(10) Mergers and Corporate Restructuring

A. Mergers and Acquisitions

We vote on a case-by-case basis for mergers and acquisitions. In determining our vote on mergers and acquisitions, we also analyze the following factors, among others:

1.       Valuation – whether the value to be received by the target shareholders (or paid by the acquirer) is reasonable.

2.       Market reaction – how the market responded to the proposed deal.

3.       Strategic rationale – whether the deal makes sense strategically.

80

4.       Negotiations and process - whether the terms of the transaction were negotiated at arm’s length; whether the process was fair and equitable.

B. Corporate Restructuring

We vote on a case-by-case basis for corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

C. Spin-offs

We vote on a case-by-case basis for spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

We vote on a case-by-case basis for asset sales.

E. Liquidations

We vote on a case-by-case basis for liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We vote on a case-by-case basis for changing the corporate name.

(11) Environmental, Social and Governance (“ESG”) Issues

In general, we vote on a case-by-case basis on ESG proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. First and foremost, we vote in accordance with the specific provisions and principals included within our ESG Policy. In addition to the foregoing, in most cases, however, we vote for disclosure reports that seek reasonable additional information, particularly when it appears companies have not adequately addressed shareholders’ ESG concerns. In determining our vote on shareholder ESG proposals, we also analyze the following factors:

1.       whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

2.       the percentage of sales, assets and earnings affected;

3.       the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

4.       whether the issues presented should be dealt with through government or company-specific action;

5.       whether the company has already responded in some appropriate manner to the request embodied in a proposal;

6.       whether the company’s analysis and voting recommendation to shareholders is persuasive;

7.       what other companies have done in response to the issue;

8.       whether the proposal itself is well framed and reasonable;

9.       whether implementation of the proposal would achieve the objectives sought in the proposal;

10.       whether the subject of the proposal is best left to the discretion of the board;

11.       whether the action undermines widely accepted or universal agreements regarding environmental concerns and which Millburn believes should appropriately impact its investment management activities;

12.       whether, in segregated mandates, to the extent specifically instructed by a client, the issue will implement solutions that reflect client-specific views on moral, social, environmental or governance issues; and

13.       whether the action has certain risks relating to the sustainability of the components of the investment portfolios and the markets traded therein, with a view toward mitigating the risks pertaining to those components deemed unsustainable, which will typically result from matters such as (but not limited to) climate change and health and safety concerns.

81

The voting policy guidelines set forth in this Section VI may be changed from time to time by Millburn in its sole discretion.

VII.	RECORDKEEPING AND OVERSIGHT

In accordance with Rule 204-2 under the Advisers Act, Millburn shall maintain the following records relating to proxy voting for the time periods set forth in the rule:

●            a copy of these policies and procedures, and all amendments thereto;

●            a copy of each proxy form (as voted), unless such proxy is voted electronically;

●            a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote, unless such material is available via EDGAR;

●            documentation relating to the identification and resolution of conflicts of interest;

●            any documents prepared by Millburn that were material to a making a decision on how to vote or that memorialized the basis for that decision;

●            a copy of each written client request for information on how Millburn voted proxies on behalf of the client, and a copy of any written response by Millburn to any (written or oral) client request for information on how Millburn voted proxies on behalf of the requesting client; and

●            such records as are necessary to support Form N-PX filings and copies of such N-PX filings to the extent not available on an easily accessible website.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record.

In addition, with respect to proxy voting records of any fund registered under the Investment Company Act of 1940, Millburn shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Millburn may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Clients may obtain information on how their securities were voted or a copy of Millburn’s policies and procedures by written request.

VIII.	PROCEDURES FOR PROXIES

(1) General Voting Procedures

The person(s) designated by the Securities Investment Committee (the “Designated Proxy Voter”) will be responsible for determining whether each proxy is specifically addressed by these policies and procedures. All proxies identified as governed by the specific instructions within these policies and procedures will be voted by that person in accordance with these policies.

Any proxies that are not specifically addressed by these policies and procedures will be submitted to the Securities Investment Committee, which will determine how to vote each such proxy by applying these policies. Upon making a decision, the rationale for the decision shall be documented and the proxy will be voted. The Designated Proxy Voter is responsible for the actual voting of all proxies in a timely manner and, in consultation with the Chief Compliance Officer, is responsible for monitoring the effectiveness of these policies. The Designated Proxy Voter and Chief Compliance Officer are also responsible for ensuring that adequate disclosures have been made to clients about procedures and how proxies were voted.

(2) Third Party Voting Procedures

According to SEC Proxy Voting Guidelines, proxy voting advice generally constitutes a “solicitation” within the meaning of Exchange Act Rule 14a-1.(1) and is subject to the anti-fraud provisions of the Proxy Rule. As such, in the event that it is determined that the advice of an independent third party or a committee should be relied upon regarding the voting of a proxy, the Designated Proxy Voter will submit the proxy to such third party or committee for a recommendation. Once a recommendation is provided, the Designated Proxy Voter will confirm the recommendation is in the client’s best interest and then have the proxy executed in accordance with such third party’s or committee’s decision. If an independent third party for proxy voting is retained, Millburn will review the policies and procedures of that third party to evaluate its methodology for its voting recommendations and measures in place for identifying and addressing conflicts of interest.

_________________

These Proxy Voting Policies and Procedures

82

Appendix D

Exceed Advisory LLC

EXCEED ADVISORY LLC PROXY VOTING AND CLASS ACTIONS

As a general matter, because we do not invest in equities, we would rarely, if ever, be in a position to vote proxies. To the extent we are eligible to vote proxies, we have adopted the following proxy voting policies.

Notice and Delivery

Exceed will instruct its custodian(s) to deliver any proxy materials to the firm for those portfolio assets not subject to the proxy voting policies of a sub-adviser.

Recordkeeping, Rule 206(4)-6 and Form N-PX

The CCO is responsible for retaining records of any proxy voting by Exceed as required by SEC Rule 206(4)-6. In addition, the CCO will retain the following records necessary for the Fund to file Form N-PX and will coordinate annual delivery of the records with the Fund’s administrator.

●	The issuer of the portfolio security;

●	The exchange ticker symbol of the portfolio security;

●	The CUSIP number for the portfolio security;

●	The shareholder meeting date;

●	A brief description of each matter voted on;

●	Whether the matter was proposed by the issuer or by a security holder;

●	Whether Exceed cast its vote on the matter;

●	How Exceed cast its vote (e.g., for or against the proposal, abstain, etc.);

●	Whether Exceed cast its vote for or against management.

Client Access to Proxy Voting Information

Clients can obtain information from Exceed about how any particular proxies have been voted by contacting the Chief Compliance Officer. All requests for information regarding a particular proxy must be in writing and will be retained by the CCO in the Compliance files.

Proxy Voting Guidelines and Process for Voting

Exceed maintains a policy of voting proxies in a way that, in Exceed’s opinion, best serves the interest of its clients (or in the best interests of the Fund’s shareholders, as applicable) in their capacity as shareholders (or others having voting rights in a particular instance) of a company. As an investment manager, Exceed is primarily concerned with meeting the objectives of its clients and, as is consistent with those objectives and related restrictions, maximizing the value of its clients’ investment portfolios. Exceed normally votes in support of company management, but votes against proposals that Exceed believes would have a material negative impact on the value of its clients’ holdings.

Any proxies received will be reviewed by the Investment Committee. The Investment Committee will vote after considering the existence of any material conflicts of interest, whether the firm has materially accurate information, and the guidelines below. The examples

83

below are provided to give a general indication as to how Exceed would vote proxies on certain issues. However, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes. For these reasons, actual proxy votes may differ from the guidelines presented here. In all cases, the Investment Committee’s eventual vote will be determined by the Investment Committee’s assessment of what best serves the interest of its clients (or the Fund’s shareholders) in a given situation.

Exceed will general vote to Approve the following, provided Exceed’s obligation to vote in the best interests of its clients (or Fund shareholders) is met:

Routine proposals that do not change the structure, bylaws or operations of the issuer to the detriment of the shareholders. Given the routine nature of these proposals, the Adviser will nearly always vote with management. Traditionally these proposals include:

●	Election of auditors recommended by board of directors (unless seeking to replace because there is a dispute over policies);

●	Amend bylaws/articles of incorporation to bring in line with changes in local laws and regulations;

●	Election of members of an issuer’s board of directors, except if there is a proxy fight; date and place of annual meeting; ratification of directors’ actions on routine matters since previous annual meeting;

●	Limitation of directors’ liability, provided however, that proposals providing for the indemnification of directors and or officers shall be evaluated and voted on a case-by- case basis after evaluating applicable laws and extent of protection required;

●	Elimination of preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital. However, Exceed will oppose the elimination of limited preemptive rights, i.e., on proposed issues representing more than an acceptable level of total dilution;

●	Employee stock purchase plan;

●	Establish 401(k) Plan.

Exceed will generally vote to Oppose the following, provided Exceed’s obligation to vote in the best interests of its clients (or Fund shareholders) is met:

Exceed will generally vote against any proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. These sorts of proposals would include proposals relating to anti-takeover measures, such as:

●	Proposals to limit the ability of shareholders to call special meetings;

●	Proposals to require super majority votes;

●	Proposals requesting excessive increases in authorized common or preferred stock where management provides no explanation for the need or use of capital stock;

●	Proposals permitting “green mail”;

●	Proposals providing for cumulative voting rights

The Investment Committee will review the following proposals on a case-by-case basis to determine what decision best meets Exceed’s obligation to vote in the best interests of its clients (or of the Fund’s shareholders):

●	Proposals to stagger board members’ terms;

●	Proposals relating to eliminating mandatory director retirement policies;

84

●	Proposals to pay directors solely in equity of the issuer; proposals related to board member compensation;

●	Proposals to rotate annual meeting location / date;

●	Proposals regarding option and stock grants to management and directors;

●	Proposals requesting approval for new and amended stock-based compensation plans;

●	Proposals regarding executive compensation plans;

●	Proposals for changes to specific accounting policies

Class Actions

Exceed has contracted with the Funds’ custodian to administer class actions on behalf any Fund advised by Exceed.

85

Appendix E

WARRINGTON ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

Warrington Asset Management LLC’s (hereinafter “we” or “our”) trading strategies do not involve the trading of individual equities or equity like instruments. Accordingly, since our inception, we have never received and, thus, never voted a proxy. We do not intend to change our strategy in a way that will cause us to trade equities or equity like instruments. Thus, in practice, we will not be in a position to vote proxies. Nevertheless, in order to fulfill our responsibilities under the Act, we have adopted the following policies and procedures for proxy voting.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the company’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

86

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

87

Appendix F

Equity Armor Investments, LLC

PROXY VOTING POLICY

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

1.	POLICY

EAI’s Individual (Separately Managed Accounts) Clients

With respect to our individual clients, EAI’s policy and practice is to not vote proxies on behalf of those clients and therefore, we shall have no obligation or authority to take any action or render any advice with respect to the voting of proxies solicited by or with respect to issuers of securities held in a family office client’s account(s).

EAI Private Funds or Mutual Fund clients

It is the policy of EAI to vote proxies on behalf of Private Funds or Mutual Fund clients (the “Funds”). To that end, the Firm will vote in a way that it believes is consistent with its fiduciary duty and will cause the value of the issue to increase the most or decline the least.

EAI’s general policy is described in the Firm’s standard client agreement and ADV Part 2A.

2.	PROCEDURES

Identifying and Voting Proxies

These proxy voting procedures are designed to enable EAI to resolve any identified material conflicts of interest that may arise between the Firm and the Funds before voting proxies on behalf of the Funds, so that votes cast are in the Funds best interests.

1.	EAI shall maintain a list of the Funds for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the CCO.

2.	The CCO or designee shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted in line with the Firm’s policy and submitted in a timely manner.

3.	So long as there are no material conflicts of interest identified, EAI (either directly or through a contracted third party) will vote proxies in a manner that the Firm deems to be in the applicable Funds best interest. Proxies received after the Funds have sold the security will not be voted. In addition, the Firm will not vote any proxy if it is deemed not beneficial to the Funds to do so. Specifically, EAI may elect to abstain from voting if it deems such abstinence to be in the pertinent Funds best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

4.	EAI shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the Funds best interest, such as when EAI’s analysis of a particular proxy reveals

88

that the cost of voting the proxy may exceed the expected benefit to the Funds. EAI will maintain documentation of any cost/benefit analysis with respect to proxies that were not voted by EAI for that reason.

5.	If the CCO determines that a conflict of interest exists, EAI may, at its expense, engage the services of an outside proxy voting service or consultant to provide an independent recommendation on the direction in which the Firm should vote on the proposal. In such circumstances, the proxy voting service’s or consultant’s determination will be binding on EAI. From time to time, EAI may also abstain from voting in such circumstances when time and costs dictate.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

89

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Recordkeeping

Proxy votes will be recorded and the following information will be maintained:

(i)	A copy of all policies and procedures.

(ii)	A copy of each proxy statement EAI receives regarding the Funds securities.

(iii)	A record of each vote cast by EAI on behalf of the Funds.

(iv)	A copy of any document created by EAI that was material to making a decision on how to vote proxies on behalf of the Funds or that memorialize the basis for that decision, including documentation regarding proxies voted that involved conflicts of interest.

(v)	A copy of each written investor request for information on how EAI voted proxies on behalf of the Funds the investor is invested in, and a copy of any written response by the Firm to any (written or verbal) investor request.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. EAI may rely on one or more third parties to create and retain the records referred to in items (ii) and (iii) above.

Conflicts of Interest

Although the Firm has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that may exist in the future:

Conflict: An Associated Person of EAI or an investor is an officer or director of an issuer of the proxy.

Conflict: An Associated Person of EAI maintains a personal and/or business relationship (not an advisory relationship) with an issuer or with individuals that serve as officers or directors of an issuer. For example, the spouse of an Associated Person may be a high-level executive of an issuer that is held in one or more of EAI Private Funds’ portfolios. The spouse could attempt to influence EAI to vote in a manner that benefits the spouse or Associated Person and not the Funds.

Conflict: An Associated Person of EAI personally owns a significant number of an issuer’s securities that are also held by one or more Funds. For any number of reasons, an Associated Person may seek to vote proxies in a different direction for his or her personal benefit than would otherwise be warranted by the proxy voting policy. The Associated Person could oppose voting the proxies according to the policy and try to influence EAI to vote proxies in contradiction to the policy.

Resolution: Upon the detection of a conflict of interest, the procedure described in Item 5 under the Procedures for Identifying and Voting Proxies section above will be followed.

90

Associated Persons are required to notify the CCO upon the discovery of any conflict of interest that pertains to the Firm’s voting of proxies on behalf of the Funds.

EAI is not deemed to have proxy voting authority solely as a result of providing advice or information about a particular proxy vote to a client. Except for actions we may cause the Funds to take in our role as manager of that Fund, EAI typically does not advise or act for clients with respect to any legal matters, including bankruptcies and class actions, for the securities held in clients’ accounts.

91

Appendix G

Aspect Capital Limited

Proxy Voting and Engagement Policy

IMPORTANT INFORMATION

This document has been prepared solely for the purpose of explaining Aspect Capital Limited’s (“Aspect’s”) general approach to proxy voting. If this document has been provided to any investor or potential investor in any fund managed by Aspect, it has been so provided for information purposes only and must not be relied upon by such person in making any investment decision or for any other purpose. Rather, any investment decision must be made solely on the basis of the relevant fund’s offering documents.

This document describes only in summary, and does not purport to be an exhaustive guide to, Aspect’s approach to proxy voting.

While this document has been prepared in good faith, no representation or warranty, express or implied, is or will be made and no responsibility or liability is or will be accepted by Aspect (or by any of its officers, employees or agents) in relation to the accuracy or completeness of the information contained in this document. In particular, but without limitation, no representation or warranty is given by Aspect (or by any of its officers, employees or agents) that there has been no change to the information contained in this document since the date on the first page.

Save to the extent required by applicable law or regulation, Aspect is not under any obligation to update or keep current the information contained in this document, nor is it under any obligation to correct any inaccuracies that may become apparent. The information and any opinions expressed in this document are subject to updating and amendment and may change materially without notice.

No information set out or referred to in this document shall form the basis of any contract. Any statement of intention refers to the present only and is not to be interpreted as an undertaking to perform that intention.

This document should be treated as confidential and not be distributed without Aspect’s prior written consent.

1.	Background and purpose

Aspect Capital Limited (“Aspect”) was established in 1997 by Anthony Todd, Eugene Lambert, Martin Lueck and Michael Adam, who were all closely involved in the successful development of Adam Harding and Lueck (“AHL”, now part of Man Group PLC), where they advanced the application of systematic quantitative techniques in managed futures investment. Aspect’s investment approach involves a strong focus on rigorous research, disciplined systematic implementation, robust risk management and efficient market access and execution.

The purpose of this document is to summarise and explain Aspect’s general approach to proxy voting and shareholder engagement in relation to client assets and investments. This document should be treated as confidential and not be distributed without Aspect’s prior written consent. No representation or warranty is given by Aspect that there has been no change to the information contained in this document since the date on the first page. Your attention is drawn to the “Important Information” on page 2.

2.	Meaning of proxy voting and shareholder engagement

For the purpose of this policy the term “proxy voting” refers to a situation in which Aspect acting as investment manager: (i) has purchased shares in a company by way of investment on behalf of its clients; and (ii) in its capacity as shareholder of such company, is given the opportunity to vote for or against proposed resolutions concerning such company.

92

Shareholder engagement is the practice of maintaining a dialogue with investee companies, and the exercise of rights attaching to the ownership of companies, for the purposes of aiming to improve and influence long term investment outcomes over a range of topics both financial and non-financial.

This policy shall not apply where Aspect has purchased shares as principal for its own account in connection with Aspect’s own corporate arrangements.

3.	Relevance to Aspect and its clients

Aspect does not consider shareholder engagement to be highly relevant to its investment strategies, given the mix of assets traded. As at the date of this Policy, proxy voting arises only in relation to exchange traded funds held in cash; and investments made using the reserve assets of our funds. Reserve assets of any funds managed by Aspect are assets which are not immediately required to trade pursuant to the investment programmes (“Permitted Cash Investments”). Permitted Cash Investments are handled by Aspect’s Treasury Team and may be made in a number of cash or near-cash investments including money market mutual funds.

Aspect has considered the requirements under the Shareholder Rights Directive (“SRD II”). As a systematic quantitative investment manager, the ability to exercise voting rights in relation to any instruments plays no significant part in and has no bearing on Aspect’s strategies.

4.	Statement of policy for Permitted Cash Investments and exchange traded funds

When Aspect has discretion to vote the proxies of its clients in connection with Permitted Cash Investments and exchange traded funds, it will vote those proxies in the best interest of and to the exclusive benefit of its clients and in accordance with these policies and procedures.

Aspect will not borrow stock in order to vote.

5.	Proxy voting procedures

Aspect will:

●	Review and consider the proxy to determine: (i) the consequences of the proposed resolutions on Aspect’s clients, including the investment objective and investment policy (if any) of such clients; and (ii) if there is any conflict of interest between the interests of Aspect and its clients.

●	Apply the voting guidelines set out below to reach a decision on the course of action in relation to the proxy.

●	Be responsible (where relevant) for completing the proxy and sending it back in a timely and appropriate manner.

●	Keep a record of each proxy that has been received (including the receipt of all late notices where voting is no longer possible); and whether or not it has been voted on.

6.	Voting guidelines

Aspect believes that voting proxies in accordance with the following guidelines is in the best interests of its clients:

●	If the proposed resolution(s) will directly affect the interests of Aspect’s clients in the relevant security, whether positively or negatively, Aspect’s Chief Operating Officer will consult with and/or delegate such voting to the relevant Aspect Team or an individual Aspect employee (as deemed appropriate) in relation to the proposed resolutions.

●	In making a determination whether to vote for or against the proposed resolutions, Aspect may take into account the following facts among others: (i) whether the proposal was recommended by management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

93

●	Aspect shall consider whether the proposal is consistent with the investment objectives and investment policies (if any) of Aspect’s clients.

●	Aspect’s Chief Operating Officer shall use his discretion to refer any matter to Aspect’s board of directors who shall ultimately be responsible for deciding how to vote.

●	In the event that Aspect, relying on Section 12(d)(1)(F) of the Investment Company Act of 1940, is required to handle proxies in respect of securities issued by another registered investment company (e.g. exchange traded funds), Aspect will exercise mirror voting with respect to such votes.

7.	Conflicts of interest

Conflicts of interest between the interests of Aspect and its clients in relation to the proposed resolution(s) in the proxy will be referred to Aspect’s Compliance Department as appropriate. This will include a review of the relationship of Aspect and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of Aspect, an affiliate of Aspect, or has some other relationship with Aspect or a client of Aspect.

If a material conflict exists, Aspect’s Chief Operating Officer will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client(s). The Chief Operating Officer will also determine whether it is appropriate to disclose the conflict to the affected client(s) and give the client(s) the opportunity to vote their proxies themselves. If the Chief Operating Officer cannot decide or is unavailable, the issue shall be referred to Aspect’s board of directors who shall ultimately be responsible for deciding the appropriate course of action. At all times, regard will be had for applicable law and regulation and the specific investment terms (if any) agreed with the affected client(s).

8.	Review of policy

Aspect shall review this policy on a regular basis, and no less frequently than annually, with a view to making changes when considered necessary or appropriate in light of Aspect’s business and the interests of its clients.

9.	Disclosure

Aspect will make this policy (or a summary thereof) and a copy of the record referred to in Section 5 above (or an edited version thereof) available to any investor in an alternative investment fund (as defined in EU Directive 2011/61/EU on Alternative Investment Fund Managers) of which Aspect has been appointed as the manager, and to any other client, on request.

94

Coverage		9

1.	Board of Directors	10

Voting on Director Nominees in Uncontested Elections		10
	Independence	10
	ISS Classification of Directors – U.S.	11
	Composition	13
	Attendance	13
	Overboarded Directors	13
	Gender Diversity	13
	Racial and/or Ethnic Diversity	13
	Responsiveness	14
	Accountability	14
	Poison Pills	14
	Unequal Voting Rights	15
	Classified Board Structure	15
	Removal of Shareholder Discretion on Classified Boards	15
	Problematic Governance Structure	15
	Unilateral Bylaw/Charter Amendments	16
	Restricting Binding Shareholder Proposals	16
	Director Performance Evaluation	16
	Management Proposals to Ratify Existing Charter or Bylaw Provisions	17
	Problematic Audit-Related Practices	17
	Problematic Compensation Practices	17
	Problematic Pledging of Company Stock	18
	Climate Accountability	18
	Governance Failures	18
Voting on Director Nominees in Contested Elections		19
	Vote-No Campaigns	19
	Proxy Contests/Proxy Access	19
Other Board-Related Proposals		19
	Adopt Anti-Hedging/Pledging/Speculative Investments Policy	19
	Board Refreshment	19
	Term/Tenure Limits	20
	Age Limits	20
	Board Size	20
	Classification/Declassification of the Board	20
	CEO Succession Planning	20
W W W. I S S G O V E R N A N C E. COM	2 of 82

	Cumulative Voting	20
	Director and Officer Indemnification, Liability Protection, and Exculpation	21
	Establish/Amend Nominee Qualifications	21
	Establish Other Board Committee Proposals	22
	Filling Vacancies/Removal of Directors	22
	Independent Board Chair	22
	Majority of Independent Directors/Establishment of Independent Committees	23
	Majority Vote Standard for the Election of Directors	23
	Proxy Access	23
	Require More Nominees than Open Seats	23
	Shareholder Engagement Policy (Shareholder Advisory Committee)	24

2.	Audit-Related	25

	Auditor Indemnification and Limitation of Liability	25
	Auditor Ratification	25
	Shareholder Proposals Limiting Non-Audit Services	25
	Shareholder Proposals on Audit Firm Rotation	26

3.	Shareholder Rights & Defenses	27

	Advance Notice Requirements for Shareholder Proposals/Nominations	27
	Amend Bylaws without Shareholder Consent	27
	Control Share Acquisition Provisions	27
	Control Share Cash-Out Provisions	27
	Disgorgement Provisions	28
	Fair Price Provisions	28
	Freeze-Out Provisions	28
	Greenmail	28
	Shareholder Litigation Rights	28
	Federal Forum Selection Provisions	28
	Exclusive Forum Provisions for State Law Matters	29
	Fee shifting	29
	Net Operating Loss (NOL) Protective Amendments	30
Poison Pills (Shareholder Rights Plans)		30
	Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	30
	Management Proposals to Ratify a Poison Pill	30
	Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)	31
	Proxy Voting Disclosure, Confidentiality, and Tabulation	31
	Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions	31
	Reimbursing Proxy Solicitation Expenses	32
	Reincorporation Proposals	32
	Shareholder Ability to Act by Written Consent	32
	Shareholder Ability to Call Special Meetings	33
	Stakeholder Provisions	33
W W W. I S S G O V E R N A N C E. COM	3 of 82

	State Antitakeover Statutes	33
	Supermajority Vote Requirements	33
	Virtual Shareholder Meetings	34

4.	Capital/Restructuring	35

Capital		35
	Adjustments to Par Value of Common Stock	35
	Common Stock Authorization	35
	General Authorization Requests	35
	Specific Authorization Requests	36
	Dual Class Structure	36
	Issue Stock for Use with Rights Plan	36
	Preemptive Rights	36
	Preferred Stock Authorization	36
	General Authorization Requests	36
	Recapitalization Plans	38
	Reverse Stock Splits	38
	Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.	38
	Share Repurchase Programs	39
	Share Repurchase Programs Shareholder Proposals	39
	Stock Distributions: Splits and Dividends	39
	Tracking Stock	39
Restructuring		39
	Appraisal Rights	39
	Asset Purchases	40
	Asset Sales	40
	Bundled Proposals	40
	Conversion of Securities	40
	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	40
	Formation of Holding Company	41
	Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	41
	Joint Ventures	42
	Liquidations	42
	Mergers and Acquisitions	42
	Private Placements/Warrants/Convertible Debentures	43
	Reorganization/Restructuring Plan (Bankruptcy)	44
	Special Purpose Acquisition Corporations (SPACs)	44
	Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	45
	Spin-offs	45
	Value Maximization Shareholder Proposals	45
W W W. I S S G O V E R N A N C E. COM	4 of 82

5.	Compensation	46

Executive Pay Evaluation		46
	Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)	46
	Pay-for-Performance Evaluation	47
	Problematic Pay Practices	48
	Compensation Committee Communications and Responsiveness	49
	Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)	49
	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	49
Equity-Based and Other Incentive Plans		50
	Shareholder Value Transfer (SVT)	51
	Three-Year Value-Adjusted Burn Rate	51
	Egregious Factors	51
	Liberal Change in Control Definition	51
	Repricing Provisions	52
	Problematic Pay Practices or Significant Pay-for-Performance Disconnect	52
	Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))	52
	Specific Treatment of Certain Award Types in Equity Plan Evaluations	53
	Dividend Equivalent Rights	53
	Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)	53
Other Compensation Plans		53
	401(k) Employee Benefit Plans	53
	Employee Stock Ownership Plans (ESOPs)	54
	Employee Stock Purchase Plans—Qualified Plans	54
	Employee Stock Purchase Plans—Non-Qualified Plans	54
	Option Exchange Programs/Repricing Options	54
	Stock Plans in Lieu of Cash	55
	Transfer Stock Option (TSO) Programs	55
Director Compensation		56
	Shareholder Ratification of Director Pay Programs	56
	Equity Plans for Non-Employee Directors	56
	Non-Employee Director Retirement Plans	57
Shareholder Proposals on Compensation		57
	Bonus Banking/Bonus Banking “Plus”	57
	Compensation Consultants—Disclosure of Board or Company’s Utilization	57
	Disclosure/Setting Levels or Types of Compensation for Executives and Directors	57
	Golden Coffins/Executive Death Benefits	58
	Hold Equity Past Retirement or for a Significant Period of Time	58
	Pay Disparity	58
	Pay for Performance/Performance-Based Awards	58
W W W. I S S G O V E R N A N C E. COM	5 of 82

	Pay for Superior Performance	59
	Pre-Arranged Trading Plans (10b5-1 Plans)	59
	Prohibit Outside CEOs from Serving on Compensation Committees	60
	Recoupment of Incentive or Stock Compensation in Specified Circumstances	60
	Severance Agreements for Executives/Golden Parachutes	60
	Share Buyback Impact on Incentive Program Metrics	61
	Supplemental Executive Retirement Plans (SERPs)	61
	Tax Gross-Up Proposals	61
	Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity	61

6.	Routine/Miscellaneous	62

	Adjourn Meeting	62
	Amend Quorum Requirements	62
	Amend Minor Bylaws	62
	Change Company Name	62
	Change Date, Time, or Location of Annual Meeting	62
	Other Business	63

7.	Social and Environmental Issues	64

Global Approach – E&S Shareholder Proposals		64
Endorsement of Principles		64
Animal Welfare		64
	Animal Welfare Policies	64
	Animal Testing	65
	Animal Slaughter	65
Consumer Issues		65
	Genetically Modified Ingredients	65
	Reports on Potentially Controversial Business/Financial Practices	65
	Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	66
	Product Safety and Toxic/Hazardous Materials	66
	Tobacco-Related Proposals	67
Climate Change		67
	Say on Climate (SoC) Management Proposals	67
	Say on Climate (SoC) Shareholder Proposals	68
	Climate Change/Greenhouse Gas (GHG) Emissions	68
	Energy Efficiency	69
	Renewable Energy	69
Diversity		69
	Board Diversity	69
	Equality of Opportunity	70
	Gender Identity, Sexual Orientation, and Domestic Partner Benefits	70
	Gender, Race/Ethnicity Pay Gap	70
	Racial Equity and/or Civil Rights Audit Guidelines	70
W W W. I S S G O V E R N A N C E. COM	6 of 82

Environment and Sustainability		71
	Facility and Workplace Safety	71
	General Environmental Proposals and Community Impact Assessments	71
	Hydraulic Fracturing	71
	Operations in Protected Areas	72
	Recycling	72
	Sustainability Reporting	72
	Water Issues	72
General Corporate Issues		73
	Charitable Contributions	73
	Data Security, Privacy, and Internet Issues	73
	ESG Compensation-Related Proposals	73
Human Rights, Human Capital Management, and International Operations		73
	Human Rights Proposals	73
	Mandatory Arbitration	74
	Operations in High-Risk Markets	74
	Outsourcing/Offshoring	75
	Sexual Harassment	75
	Weapons and Military Sales	75
Political Activities		75
	Lobbying	75
	Political Contributions	76
	Political Expenditures and Lobbying Congruency	76
	Political Ties	76

8.	Mutual Fund Proxies	78

	Election of Directors	78
	Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes	78
	Converting Closed-end Fund to Open-end Fund	78
	Proxy Contests	78
	Investment Advisory Agreements	78
	Approving New Classes or Series of Shares	79
	Preferred Stock Proposals	79
	1940 Act Policies	79
	Changing the Fundamental Restriction to a Nonfundamental Restriction	79
	Change Fundamental Investment Objective to Nonfundamental	79
	Name Change Proposals	79
	Change in Fund’s Subclassification	80
	Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	80
	Disposition of Assets/Termination/Liquidation	80
W W W. I S S G O V E R N A N C E. COM	7 of 82

Changes to the Charter Document	80
Changing the Domicile of the Fund	81
Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	81
Distribution Agreements	81
Master-Feeder Structure	81
Mergers	81
Shareholder Proposals for Mutual Funds	81
Establish Director Ownership Requirement	81
Reimburse Shareholder for Expenses Incurred	82
Terminate the Investment Advisor	82
W W W. I S S G O V E R N A N C E. COM	8 of 82

Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign- incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

■	U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard U.S. policy guidelines.

■	Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

■	FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

■	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” primary market coverage.

W W W. I S S G O V E R N A N C E. COM	9 of 82

1.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non- Executive Directors per ISS’ Classification of Directors) when:

■	Independent directors comprise 50 percent or less of the board;

■	The non-independent director serves on the audit, compensation, or nominating committee;

■	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

■	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

[1]	A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

[2]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
W W W. I S S G O V E R N A N C E. COM	10 of 82

ISS Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board. Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).

2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]

2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.

2.7.	Former officer[1] of an acquired company within the past five years.[4]

2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.

2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.11.	Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.	Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.	Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.	Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

2.17.	Founder[11] of the company but not currently an employee.

2.18.	Director with pay comparable to Named Executive Officers.

2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.
W W W. I S S G O V E R N A N C E. COM	11 of 82

Footnotes:

1.	The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2.	“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3.	Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4.	When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5.	ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6.	“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step- children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7.	Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8.	A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9.	Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10.	Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11.	The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.
W W W. I S S G O V E R N A N C E. COM	12 of 82

12.	For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

■	Medical issues/illness;

■	Family emergencies; and

■	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

■	Sit on more than five public company boards; or

■	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

[4]	Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

[5]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.
W W W. I S S G O V E R N A N C E. COM	13 of 82

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

■	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

■	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

■	Rationale provided in the proxy statement for the level of implementation;

■	The subject matter of the proposal;

■	The level of support for and opposition to the resolution in past meetings;

■	Actions taken by the board in response to the majority vote and its engagement with shareholders;

■	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

■	Other factors as appropriate.

■	The board failed to act on takeover offers where the majority of shares are tendered;

■	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

■	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

■	The company’s response, including:

■	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

■	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

■	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

■	Other recent compensation actions taken by the company;

■	Whether the issues raised are recurring or isolated;

■	The company’s ownership structure; and

■	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

■	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Problematic Takeover Defenses, Capital Structure, and Governance Structure

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

■	The company has a poison pill with a deadhand or slowhand feature[6];

[6]	If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.
W W W. I S S G O V E R N A N C E. COM	14 of 82

■	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

■	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

■	The disclosed rationale for the adoption;

■	The trigger;

■	The company’s market capitalization (including absolute level and sudden changes);

■	A commitment to put any renewal to a shareholder vote; and

■	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

■	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;

■	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

■	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or

■	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

■	Supermajority vote requirements to amend the bylaws or charter;

■	A classified board structure; or

■	Other egregious provisions.

[7]	Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

[8]	This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

[9]	Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
W W W. I S S G O V E R N A N C E. COM	15 of 82

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

■	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

■	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

■	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

■	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

■	The company’s ownership structure;

■	The company’s existing governance provisions;

■	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

■	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

■	Classified the board;

■	Adopted supermajority vote requirements to amend the bylaws or charter;

■	Eliminated shareholders’ ability to amend bylaws;

■	Adopted a fee-shifting provision; or

■	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

■	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

■	A classified board structure;
W W W. I S S G O V E R N A N C E. COM	16 of 82

■	A supermajority vote requirement;

■	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

■	The inability of shareholders to call special meetings;

■	The inability of shareholders to act by written consent;

■	A multi-class capital structure; and/or

■	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;

■	The board’s rationale for seeking ratification;

■	Disclosure of actions to be taken by the board should the ratification proposal fail;

■	Disclosure of shareholder engagement regarding the board’s ratification request;

■	The level of impairment to shareholders’ rights caused by the existing provision;

■	The history of management and shareholder proposals on the provision at the company’s past meetings;

■	Whether the current provision was adopted in response to the shareholder proposal;

■	The company’s ownership structure; and

■	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

■	The non-audit fees paid to the auditor are excessive;

■	The company receives an adverse opinion on the company’s financial statements from its auditor; or

■	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

■	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

■	The company maintains significant problematic pay practices; or

■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

■	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

■	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
W W W. I S S G O V E R N A N C E. COM	17 of 82

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

■	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

■	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

■	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

■	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

■	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy:

■	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

■	Board governance measures;

■	Corporate strategy;

■	Risk management analyses; and

■	Metrics and targets.

■	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

■	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;

■	Failure to replace management as appropriate; or

[10]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

[11]	Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.
W W W. I S S G O V E R N A N C E. COM	18 of 82

■	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

■	Long-term financial performance of the company relative to its industry;

■	Management’s track record;

■	Background to the contested election;

■	Nominee qualifications and any compensatory arrangements;

■	Strategic plan of dissident slate and quality of the critique against management;

■	Likelihood that the proposed goals and objectives can be achieved (both slates); and

■	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

W W W. I S S G O V E R N A N C E. COM	19 of 82

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

■	The rationale provided for adoption of the term/tenure limit;

■	The robustness of the company’s board evaluation process;

■	Whether the limit is of sufficient length to allow for a broad range of director tenures;

■	Whether the limit would disadvantage independent directors compared to non-independent directors; and

■	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

■	The scope of the shareholder proposal; and

■	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board. Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

■	The reasonableness/scope of the request; and

■	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

W W W. I S S G O V E R N A N C E. COM	20 of 82

■	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and

■	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

■	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.

■	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.

■	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

■	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

■	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

■	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

[12]	A proxy access right that meets the recommended guidelines.

[13]	Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

W W W. I S S G O V E R N A N C E. COM	21 of 82

■	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

■	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

■	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

■	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

■	Level of disclosure regarding the issue for which board oversight is sought;

■	Company performance related to the issue for which board oversight is sought;

■	Board committee structure compared to that of other companies in its industry sector; and

■	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

■	The scope and rationale of the proposal;

■	The company’s current board leadership structure;

■	The company’s governance structure and practices;

■	Company performance; and

■	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

■	A majority non-independent board and/or the presence of non-independent directors on key board committees;

■	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

■	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;

■	Evidence that the board has failed to oversee and address material risks facing the company;

■	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
W W W. I S S G O V E R N A N C E. COM	22 of 82

■	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

■	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

■	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

■	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

■	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

W W W. I S S G O V E R N A N C E. COM	23 of 82

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

■	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

■	Effectively disclosed information with respect to this structure to its shareholders;

■	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and

■	The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.
W W W. I S S G O V E R N A N C E. COM	24 of 82

2.	Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

■	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;

■	The motivation and rationale for establishing the agreements;

■	The quality of the company’s disclosure; and

■	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

■	An auditor has a financial interest in or association with the company, and is therefore not independent;

■	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

■	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or

■	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

■	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

W W W. I S S G O V E R N A N C E. COM	25 of 82

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

■	The tenure of the audit firm;

■	The length of rotation specified in the proposal;

■	Any significant audit-related issues at the company;

■	The number of Audit Committee meetings held each year;

■	The number of financial experts serving on the committee; and

■	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
W W W. I S S G O V E R N A N C E. COM	26 of 82

3.	Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

■	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);

■	The company’s ownership structure and historical voting turnout;

■	Whether the board could amend bylaws adopted by shareholders; and

■	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions. Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

W W W. I S S G O V E R N A N C E. COM	27 of 82

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

W W W. I S S G O V E R N A N C E. COM	28 of 82

General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

■	The company’s stated rationale for adopting such a provision;

■	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;

■	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and

■	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

W W W. I S S G O V E R N A N C E. COM	29 of 82

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

■	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

■	The value of the NOLs;

■	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

■	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

■	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

■	Shareholders have approved the adoption of the plan; or

■	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

■	No lower than a 20 percent trigger, flip-in or flip-over;

■	A term of no more than three years;

■	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

■	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
W W W. I S S G O V E R N A N C E. COM	30 of 82

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

■	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

■	The value of the NOLs;

■	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

■	The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

■	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

■	The scope and structure of the proposal;

■	The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

■	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

■	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

■	Any recent controversies or concerns related to the company’s proxy voting mechanics;

■	Any unintended consequences resulting from implementation of the proposal; and

■	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

W W W. I S S G O V E R N A N C E. COM	31 of 82

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;

■	The board’s rationale for seeking ratification;

■	Disclosure of actions to be taken by the board should the ratification proposal fail;

■	Disclosure of shareholder engagement regarding the board’s ratification request;

■	The level of impairment to shareholders’ rights caused by the existing provision;

■	The history of management and shareholder proposals on the provision at the company’s past meetings;

■	Whether the current provision was adopted in response to the shareholder proposal;

■	The company’s ownership structure; and

■	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

■	The election of fewer than 50 percent of the directors to be elected is contested in the election;

■	One or more of the dissident’s candidates is elected;

■	Shareholders are not permitted to cumulate their votes for directors; and

■	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

■	Reasons for reincorporation;

■	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

■	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

■	Shareholders’ current right to act by written consent;

■	The consent threshold;

■	The inclusion of exclusionary or prohibitive language;
W W W. I S S G O V E R N A N C E. COM	32 of 82

■	Investor ownership structure; and

■	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

■	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;

■	A majority vote standard in uncontested director elections;

■	No non-shareholder-approved pill; and

■	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

■	Shareholders’ current right to call special meetings;

■	Minimum ownership threshold necessary to call special meetings (10 percent preferred);

■	The inclusion of exclusionary or prohibitive language;

■	Investor ownership structure; and

■	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

■	Ownership structure;

■	Quorum requirements; and

■	Vote requirements.

[14]	“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
W W W. I S S G O V E R N A N C E. COM	33 of 82

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

■	Scope and rationale of the proposal; and

■	Concerns identified with the company’s prior meeting practices.

[15]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.
W W W. I S S G O V E R N A N C E. COM	34 of 82

4.	Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

■	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

■	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.

■	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

■	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

■	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;

■	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

■	The company has a non-shareholder approved poison pill (including an NOL pill); or

■	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

■	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

■	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

■	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

W W W. I S S G O V E R N A N C E. COM	35 of 82

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

■	twice the amount needed to support the transactions on the ballot, and

■	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

■	The company discloses a compelling rationale for the dual-class capital structure, such as:

■	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

■	The new class of shares will be transitory;

■	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

■	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

■	The size of the company;

■	The shareholder base; and

■	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

■	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

■	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.

■	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
W W W. I S S G O V E R N A N C E. COM	36 of 82

■	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

■	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

■	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]

■	The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

■	The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

■	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;

■	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

■	The company has a non-shareholder approved poison pill (including an NOL pill); or

■	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

■	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

■	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

■	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

■	twice the amount needed to support the transactions on the ballot, and

■	the allowable increase as calculated for general issuances above.

[16]	To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.
W W W. I S S G O V E R N A N C E. COM	37 of 82

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

■	More simplified capital structure;

■	Enhanced liquidity;

■	Fairness of conversion terms;

■	Impact on voting power and dividends;

■	Reasons for the reclassification;

■	Conflicts of interest; and

■	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

■	The number of authorized shares will be proportionately reduced; or

■	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

■	Stock exchange notification to the company of a potential delisting;

■	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

■	The company’s rationale; or

■	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

W W W. I S S G O V E R N A N C E. COM	38 of 82

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open- market repurchases, in the absence of company-specific concerns regarding:

■	Greenmail;

■	The use of buybacks to inappropriately manipulate incentive compensation metrics;

■	Threats to the company’s long-term viability; or

■	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

■	Adverse governance changes;

■	Excessive increases in authorized capital stock;

■	Unfair method of distribution;

■	Diminution of voting rights;

■	Adverse conversion features;

■	Negative impact on stock option plans; and

■	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

W W W. I S S G O V E R N A N C E. COM	39 of 82

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

■	Purchase price;

■	Fairness opinion;

■	Financial and strategic benefits;

■	How the deal was negotiated;

■	Conflicts of interest;

■	Other alternatives for the business;

■	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

■	Impact on the balance sheet/working capital;

■	Potential elimination of diseconomies;

■	Anticipated financial and operating benefits;

■	Anticipated use of funds;

■	Value received for the asset;

■	Fairness opinion;

■	How the deal was negotiated;

■	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

■	Dilution to existing shareholders’ positions;

■	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
W W W. I S S G O V E R N A N C E. COM	40 of 82

■	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

■	Management’s efforts to pursue other alternatives;

■	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

■	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

■	The reasons for the change;

■	Any financial or tax benefits;

■	Regulatory benefits;

■	Increases in capital structure; and

■	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

■	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”);

or

■	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze- outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

■	Offer price/premium;

■	Fairness opinion;

■	How the deal was negotiated;

■	Conflicts of interest;

■	Other alternatives/offers considered; and

■	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

■	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

■	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

■	Are all shareholders able to participate in the transaction?

■	Will there be a liquid market for remaining shareholders following the transaction?

■	Does the company have strong corporate governance?

■	Will insiders reap the gains of control following the proposed transaction?

■	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?
W W W. I S S G O V E R N A N C E. COM	41 of 82

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

■	Percentage of assets/business contributed;

■	Percentage ownership;

■	Financial and strategic benefits;

■	Governance structure;

■	Conflicts of interest;

■	Other alternatives; and

■	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

■	Management’s efforts to pursue other alternatives;

■	Appraisal value of assets; and

■	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

■	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

■	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

■	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

■	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

■	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

■	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the
W W W. I S S G O V E R N A N C E. COM	42 of 82

worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

■	Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

■	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

■	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

■	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

■	Financial issues:

■	The company’s financial condition;

■	Degree of need for capital;

■	Use of proceeds;

■	Effect of the financing on the company’s cost of capital;

■	Current and proposed cash burn rate;

■	Going concern viability and the state of the capital and credit markets.

■	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

■	Control issues:

■	Change in management;

■	Change in control;

■	Guaranteed board and committee seats;

■	Standstill provisions;

■	Voting agreements;

■	Veto power over certain corporate actions; and

■	Minority versus majority ownership and corresponding minority discount or majority control premium.

■	Conflicts of interest:

■	Conflicts of interest should be viewed from the perspective of the company and the investor.

■	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

■	Market reaction:
W W W. I S S G O V E R N A N C E. COM	43 of 82

■	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

■	Estimated value and financial prospects of the reorganized company;

■	Percentage ownership of current shareholders in the reorganized company;

■	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

■	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

■	Existence of a superior alternative to the plan of reorganization; and

■	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

■	Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

■	Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

■	Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

■	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

■	Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

■	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

■	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
W W W. I S S G O V E R N A N C E. COM	44 of 82

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

■	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.

■	Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

■	Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

■	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

■	Tax and regulatory advantages;

■	Planned use of the sale proceeds;

■	Valuation of spinoff;

■	Fairness opinion;

■	Benefits to the parent company;

■	Conflicts of interest;

■	Managerial incentives;

■	Corporate governance changes;

■	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

■	Hiring a financial advisor to explore strategic alternatives;

■	Selling the company; or

■	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

■	Prolonged poor performance with no turnaround in sight;

■	Signs of entrenched board and management (such as the adoption of takeover defenses);

■	Strategic plan in place for improving value;

■	Likelihood of receiving reasonable value in a sale or dissolution; and

■	The company actively exploring its strategic options, including retaining a financial advisor.
W W W. I S S G O V E R N A N C E. COM	45 of 82

5.	Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say- on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

■	The company maintains significant problematic pay practices;

■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

■	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

■	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

■	The situation is egregious.
W W W. I S S G O V E R N A N C E. COM	46 of 82

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

■	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

■	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

■	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.	Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

■	The ratio of performance- to time-based incentive awards;

■	The overall ratio of performance-based compensation to fixed or discretionary pay;

■	The rigor of performance goals;

■	The complexity and risks around pay program design;

■	The transparency and clarity of disclosure;

■	The company’s peer group benchmarking practices;

■	Financial/operational results, both absolute and relative to peers;

■	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

■	Realizable pay[20] compared to grant pay; and

■	Any other factors deemed relevant.

[17]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

[18]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[19]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

[20]	ISS research reports include realizable pay for S&P1500 companies.
W W W. I S S G O V E R N A N C E. COM	47 of 82

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

■	Problematic practices related to non-performance-based compensation elements;

■	Incentives that may motivate excessive risk-taking or present a windfall risk; and

■	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

■	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

■	Extraordinary perquisites or tax gross-ups;

■	New or materially amended agreements that provide for:

■	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

■	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

■	CIC excise tax gross-up entitlements (including “modified” gross-ups);

■	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

■	Liberal CIC definition combined with any single-trigger CIC benefits;

■	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

■	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);

■	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

■	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

■	Duration of options backdating;

■	Size of restatement due to options backdating;

■	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

■	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.
W W W. I S S G O V E R N A N C E. COM	48 of 82

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

■	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

■	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

■	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

■	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

■	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

■	Other recent compensation actions taken by the company;

■	Whether the issues raised are recurring or isolated;

■	The company’s ownership structure; and

■	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

■	Single- or modified-single-trigger cash severance;

■	Single-trigger acceleration of unvested equity awards;

■	Full acceleration of equity awards granted shortly before the change in control;

■	Acceleration of performance awards above the target level of performance without compelling rationale;

■	Excessive cash severance (generally >3x base salary and bonus);

■	Excise tax gross-ups triggered and payable;

■	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

■	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

■	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

W W W. I S S G O V E R N A N C E. COM	49 of 82

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

■	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

■	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

■	SVT based only on new shares requested plus shares remaining for future grants.

■	Plan Features:

■	Quality of disclosure around vesting upon a change in control (CIC);

■	Discretionary vesting authority;

■	Liberal share recycling on various award types;

■	Lack of minimum vesting period for grants made under the plan;

■	Dividends payable prior to award vesting.

■	Grant Practices:

■	The company’s three-year burn rate relative to its industry/market cap peers;

■	Vesting requirements in CEO’s recent equity grants (3-year look-back);

■	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

■	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

■	Whether the company maintains a sufficient claw-back policy;

■	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

■	Awards may vest in connection with a liberal change-of-control definition;

■	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

■	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

■	The plan is excessively dilutive to shareholders’ holdings;

■	The plan contains an evergreen (automatic share replenishment) feature; or

21	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.
W W W. I S S G O V E R N A N C E. COM	50 of 82

■	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued.

For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company- specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender

[22]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.
W W W. I S S G O V E R N A N C E. COM	51 of 82

offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

■	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

■	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

■	Cancel underwater options in exchange for stock awards; or

■	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for- performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

■	Severity of the pay-for-performance misalignment;

■	Whether problematic equity grant practices are driving the misalignment; and/or

■	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

■	Addresses administrative features only; or

■	Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).
W W W. I S S G O V E R N A N C E. COM	52 of 82

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

■	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

■	If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

■	If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

■	If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

W W W. I S S G O V E R N A N C E. COM	53 of 82

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

■	Purchase price is at least 85 percent of fair market value;

■	Offering period is 27 months or less; and

■	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

■	Broad-based participation;

■	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

■	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

■	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

■	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in- the-money” over the near term;

■	Rationale for the re-pricing--was the stock price decline beyond management’s control?;

■	Is this a value-for-value exchange?;

■	Are surrendered stock options added back to the plan reserve?;

■	Timing--repricing should occur at least one year out from any precipitous drop in company’s stock price;

■	Option vesting--does the new option vest immediately or is there a black-out period?;

■	Term of the option--the term should remain the same as that of the replaced option;

■	Exercise price--should be set at fair market or a premium to market;

■	Participants--executive officers and directors must be excluded.
W W W. I S S G O V E R N A N C E. COM	54 of 82

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

■	Executive officers and non-employee directors are excluded from participating;

■	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

■	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the- money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

■	Eligibility;

■	Vesting;
W W W. I S S G O V E R N A N C E. COM	55 of 82

■	Bid-price;

■	Term of options;

■	Cost of the program and impact of the TSOs on company’s total option expense; and

■	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

■	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

■	An assessment of the following qualitative factors:

■	The relative magnitude of director compensation as compared to companies of a similar profile;

■	The presence of problematic pay practices relating to director compensation;

■	Director stock ownership guidelines and holding requirements;

■	Equity award vesting schedules;

■	The mix of cash and equity-based compensation;

■	Meaningful limits on director compensation;

■	The availability of retirement benefits or perquisites; and

■	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

■	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

■	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and

■	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

■	The relative magnitude of director compensation as compared to companies of a similar profile;

■	The presence of problematic pay practices relating to director compensation;

■	Director stock ownership guidelines and holding requirements;

■	Equity award vesting schedules;

■	The mix of cash and equity-based compensation;

■	Meaningful limits on director compensation;

■	The availability of retirement benefits or perquisites; and

■	The quality of disclosure surrounding director compensation.
W W W. I S S G O V E R N A N C E. COM	56 of 82

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

■	The company’s past practices regarding equity and cash compensation;

■	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

■	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

W W W. I S S G O V E R N A N C E. COM	57 of 82

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

■	The percentage/ratio of net shares required to be retained;

■	The time period required to retain the shares;

■	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

■	Whether the company has any other policies aimed at mitigating risk taking by executives;

■	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

■	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

■	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

■	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

■	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

■	First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.
W W W. I S S G O V E R N A N C E. COM	58 of 82

■	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for- superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

■	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

■	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time- vested, equity awards;

■	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

■	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

■	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

■	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

■	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

■	Can shareholders assess the correlation between pay and performance based on the current disclosure?

■	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

■	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;

■	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;

■	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

■	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

■	An executive may not trade in company stock outside the 10b5-1 Plan;

■	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
W W W. I S S G O V E R N A N C E. COM	59 of 82

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

■	If the company has adopted a formal recoupment policy;

■	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

■	Whether the company has chronic restatement history or material financial problems;

■	Whether the company’s policy substantially addresses the concerns raised by the proponent;

■	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

■	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

■	The triggering mechanism should be beyond the control of management;

■	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

■	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
W W W. I S S G O V E R N A N C E. COM	60 of 82

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

■	The frequency and timing of the company’s share buybacks;

■	The use of per-share metrics in incentive plans;

■	The effect of recent buybacks on incentive metric results and payouts; and

■	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

■	The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

■	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

W W W. I S S G O V E R N A N C E. COM	61 of 82

6.	Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

■	The new quorum threshold requested;

■	The rationale presented for the reduction;

■	The market capitalization of the company (size, inclusion in indices);

■	The company’s ownership structure;

■	Previous voter turnout or attempts to achieve quorum;

■	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and

■	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

W W W. I S S G O V E R N A N C E. COM	62 of 82

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

W W W. I S S G O V E R N A N C E. COM	63 of 82

7.	Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

■	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;

■	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

■	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

■	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

■	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;

■	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

■	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.

Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

■	The company has already published a set of animal welfare standards and monitors compliance;

■	The company’s standards are comparable to industry peers; and

■	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.
W W W. I S S G O V E R N A N C E. COM	64 of 82

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

■	The company is conducting animal testing programs that are unnecessary or not required by regulation;

■	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

■	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

■	The potential impact of such labeling on the company’s business;

■	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

■	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

■	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
W W W. I S S G O V E R N A N C E. COM	65 of 82

■	Whether the company has adequately disclosed the financial risks of the products/practices in question;

■	Whether the company has been subject to violations of related laws or serious controversies; and

■	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

■	The potential for reputational, market, and regulatory risk exposure;

■	Existing disclosure of relevant policies;

■	Deviation from established industry norms;

■	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

■	Whether the proposal focuses on specific products or geographic regions;

■	The potential burden and scope of the requested report;

■	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

■	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

■	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

■	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

■	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

■	Current regulations in the markets in which the company operates; and

■	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.
W W W. I S S G O V E R N A N C E. COM	66 of 82

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

■	Recent related fines, controversies, or significant litigation;

■	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

■	Whether the company’s advertising restrictions deviate from those of industry peers;

■	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

■	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

■	Whether the company complies with all laws and regulations;

■	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

■	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

■	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

■	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

■	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

■	Whether the company has sought and received third-party approval that its targets are science-based;

■	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

■	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

■	Whether the company’s climate data has received third-party assurance;

[23]	Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.
W W W. I S S G O V E R N A N C E. COM	67 of 82

■	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

■	Whether there are specific industry decarbonization challenges; and

■	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

■	The completeness and rigor of the company’s climate-related disclosure;

■	The company’s actual GHG emissions performance;

■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

■	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

■	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

■	The company’s level of disclosure compared to industry peers; and

■	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

■	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

■	The company’s level of disclosure is comparable to that of industry peers; and

■	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

■	Whether the company provides disclosure of year-over-year GHG emissions performance data;

■	Whether company disclosure lags behind industry peers;

■	The company’s actual GHG emissions performance;

■	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
W W W. I S S G O V E R N A N C E. COM	68 of 82

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

■	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

■	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

■	The scope and structure of the proposal;

■	The company’s current level of disclosure on renewable energy use and GHG emissions; and

■	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

■	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

■	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

■	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

■	The level of gender and racial minority representation that exists at the company’s industry peers;

■	The company’s established process for addressing gender and racial minority board representation;

■	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

■	The independence of the company’s nominating committee;

■	Whether the company uses an outside search firm to identify potential director nominees; and
W W W. I S S G O V E R N A N C E. COM	69 of 82

■	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

■	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

■	The company already publicly discloses comprehensive workforce diversity data; and

■	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

■	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;

■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;

■	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and

■	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

■	The company’s established process or framework for addressing racial inequity and discrimination internally;

■	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;

■	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

■	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;

■	The company’s track record in recent years of racial justice measures and outreach externally; and
W W W. I S S G O V E R N A N C E. COM	70 of 82

■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

■	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

■	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

■	Recent significant controversies, fines, or violations related to workplace health and safety; and

■	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

■	The company’s compliance with applicable regulations and guidelines;

■	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

■	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

■	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

■	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

■	The nature, purpose, and scope of the company’s operations in the specific region(s);

■	The degree to which company policies and procedures are consistent with industry norms; and

■	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

■	The company’s current level of disclosure of relevant policies and oversight mechanisms;

■	The company’s current level of such disclosure relative to its industry peers;

■	Potential relevant local, state, or national regulatory developments; and
W W W. I S S G O V E R N A N C E. COM	71 of 82

■	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

■	Operations in the specified regions are not permitted by current laws or regulations;

■	The company does not currently have operations or plans to develop operations in these protected regions; or

■	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

■	The nature of the company’s business;

■	The current level of disclosure of the company’s existing related programs;

■	The timetable and methods of program implementation prescribed by the proposal;

■	The company’s ability to address the issues raised in the proposal; and

■	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

■	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

■	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

■	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

■	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

■	The potential financial impact or risk to the company associated with water-related concerns or issues; and

■	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.
W W W. I S S G O V E R N A N C E. COM	72 of 82

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

■	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

■	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

■	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

■	Applicable market-specific laws or regulations that may be imposed on the company; and

■	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

■	The scope and prescriptive nature of the proposal;

■	The company’s current level of disclosure regarding its environmental and social performance and governance;

■	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and

■	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

W W W. I S S G O V E R N A N C E. COM	73 of 82

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

■	The degree to which existing relevant policies and practices are disclosed;

■	Whether or not existing relevant policies are consistent with internationally recognized standards;

■	Whether company facilities and those of its suppliers are monitored and how;

■	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

■	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

■	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

■	The scope of the request; and

■	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

■	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

■	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

■	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

■	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

■	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;

■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and

■	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

■	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

■	Current disclosure of applicable risk assessment(s) and risk management procedures;

■	Compliance with U.S. sanctions and laws;

■	Consideration of other international policies, standards, and laws; and

■	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.
W W W. I S S G O V E R N A N C E. COM	74 of 82

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

■	Controversies surrounding operations in the relevant market(s);

■	The value of the requested report to shareholders;

■	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

■	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

■	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;

■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and

■	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

■	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

■	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

■	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
W W W. I S S G O V E R N A N C E. COM	75 of 82

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

■	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

■	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

■	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

■	The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

■	The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

■	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities.

■	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

■	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
W W W. I S S G O V E R N A N C E. COM	76 of 82

■	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

W W W. I S S G O V E R N A N C E. COM	77 of 82

8.	Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

■	Past performance as a closed-end fund;

■	Market in which the fund invests;

■	Measures taken by the board to address the discount; and

■	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

■	Past performance relative to its peers;

■	Market in which the fund invests;

■	Measures taken by the board to address the issues;

■	Past shareholder activism, board activity, and votes on related proposals;

■	Strategy of the incumbents versus the dissidents;

■	Independence of directors;

■	Experience and skills of director candidates;

■	Governance profile of the company;

■	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

■	Proposed and current fee schedules;

■	Fund category/investment objective;

■	Performance benchmarks;

■	Share price performance as compared with peers;

■	Resulting fees relative to peers;

■	Assignments (where the advisor undergoes a change of control).
W W W. I S S G O V E R N A N C E. COM	78 of 82

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

■	Stated specific financing purpose;

■	Possible dilution for common shares;

■	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

■	Potential competitiveness;

■	Regulatory developments;

■	Current and potential returns; and

■	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing the Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change the Fundamental restriction to a non- fundamental restriction, considering the following factors:

■	The fund’s target investments;

■	The reasons given by the fund for the change; and

■	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change the Fund’s fundamental investment objective to non- fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

■	Political/economic changes in the target market;

■	Consolidation in the target market; and

■	Current asset composition.
W W W. I S S G O V E R N A N C E. COM	79 of 82

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in the Fund’s sub-classification, considering the following factors:

■	Potential competitiveness;

■	Current and potential returns;

■	Risk of concentration;

■	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

■	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

■	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

■	The company has demonstrated responsible past use of share issuances by either:

■	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

■	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

■	Strategies employed to salvage the company;

■	The fund’s past performance;

■	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

■	The degree of change implied by the proposal;

■	The efficiencies that could result;

■	The state of incorporation;

■	Regulatory standards and implications.

Vote against any of the following changes:

■	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

■	Removal of shareholder approval requirement for amendments to the new declaration of trust;

■	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
W W W. I S S G O V E R N A N C E. COM	80 of 82

■	Allow the trustees to impose other fees in addition to sales charges on investment in the Fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of the Fund’s shares;

■	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

■	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of the Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

■	Regulations of both states;

■	Required fundamental policies of both states;

■	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

■	Fees charged to comparably sized funds with similar objectives;

■	The proposed distributor’s reputation and past performance;

■	The competitiveness of the fund in the industry;

■	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

■	Resulting fee structure;

■	Performance of both funds;

■	Continuity of management personnel;

■	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

W W W. I S S G O V E R N A N C E. COM	81 of 82

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

■	Performance of the fund’s Net Asset Value (NAV);

■	The fund’s history of shareholder relations;

■	The performance of other funds under the advisor’s management.
W W W. I S S G O V E R N A N C E. COM	82 of 82

We empower investors and companies to build

for long-term and sustainable growth by providing

high-quality data, analytics, and insight.

G E T  S T A R T E D  W I T H  I S S  S O L U T I O N S

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2022 | Institutional Shareholder Services and/or its affiliates

1

APPENDIX C

1

Statement of
Additional Information	November 1, 2024

Gilead Fund
ETAGX	Class A Shares	ETCGX	Class C Shares
ETGLX	Class N Shares	ETILX	Class I Shares

Healthcare & Life Sciences Fund
ETAHX	Class A Shares	ETCHX	Class C Shares
ETNHX	Class N Shares	ETIHX	Class I Shares

Balanced Fund
ETAMX	Class A Shares	ETCMX	Class C Shares
ETNMX	Class N Shares	ETIMX	Class I Shares

Dividend Growth Fund (formerly, the Eventide Dividend Opportunities Fund)
ETADX	Class A Shares	ETCDX	Class C Shares
ETNDX	Class N Shares	ETIDX	Class I Shares

Limited-Term Bond Fund
ETABX	Class A Shares	ETCBX	Class C Shares
ETNBX	Class N Shares	ETIBX	Class I Shares

Exponential Technologies Fund
ETAEX	Class A Shares	ETCEX	Class C Shares
ETNEX	Class N Shares	ETIEX	Class I Shares

Core Bond Fund
ETARX	Class A Shares	ETCRX	Class C Shares
ETNRX	Class N Shares	ETIRX	Class I Shares

Large Cap Focus Fund
ETLAX	Class A Shares	ETLCX	Class C Shares
ETLNX	Class N Shares	ETLIX	Class I Shares

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Eventide Gilead Fund (the “Gilead Fund”), Eventide Healthcare & Life Sciences Fund (the “Healthcare & Life Sciences Fund”), Eventide Balanced Fund (the “Balanced Fund”), Eventide Dividend Growth Fund (the “Dividend Growth Fund”), Eventide Limited-Term Bond Fund (the “Limited-Term Bond Fund”), Eventide Exponential Technologies Fund (the “Exponential Technologies Fund”), Eventide Core Bond Fund (the “Core Bond Fund”), and Eventide Large Cap Focus Fund (the “Large Cap Focus Fund”) (each a “Fund” and collectively, the “Funds”) dated November 1, 2024. Each Fund is a separate series of Mutual Fund Series Trust (formerly known as Catalyst Funds) (the “Trust”), an open-end management company organized as an Ohio business trust. This SAI has been incorporated in its entirety into the Prospectus. The SAI incorporates by reference the audited financial statements and report of Independent Registered Public Accounting Firm in the annual financial statements for the fiscal year or period ended June 30, 2024 for all the Funds (the “Financial Statements”). Copies of the Prospectus and the Financial Statements may be obtained at no charge from the Funds by writing to the above address or calling 1-877-771-3836.

EVENTIDE	1

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

The Funds	3
Investment Restrictions	4
Other Investment Policies	5
Additional Information about Investments and Risks	6
Disclosure of Portfolio Holdings	30
Trustees and Officers	31
Share Ownership in the Funds	37
Principal Shareholders	38
Adviser and Sub-Adviser	54
Code of Ethics	61
Transfer Agent, Fund Accounting Agent and Financial Administrator	61
Compliance Services	64
Custodian	64
Independent Registered Public Accounting Firm	64
Counsel	64
Distributor	65
Additional Compensation to Financial Intermediaries	68
Proxy Voting Policy	70
Portfolio Turnover	70
Portfolio Transactions	70
Purchase and Redemption of Shares	72
Reduction of Up-Front Sales Charge on Class A Shares	73
Waivers of Up-Front Sales Charge on Class A Shares	74
Waivers of Deferred Sales Charge on Class C Shares	74
Exchange Privilege	74
Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries	75
Net Asset Value	75
Tax Information	77
Investments in Foreign Securities	78
Backup Withholding	79
Foreign Shareholders	79
Financial Statements	80
Appendix A: Description of Commercial Paper and Bond Ratings	81
Appendix B: Eventide Asset Management, LLC Proxy Voting Policies and Procedures	84

EVENTIDE	2

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

The Funds

The Trust, an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by an Agreement and Declaration of Trust on February 27, 2006 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Exponential Technologies Fund is classified as a non-diversified fund. Each other Fund is classified as a diversified fund. There are currently several other series (or funds) of the Trust and additional series may be created by the Board from time to time.

Eventide Asset Management, LLC (“Eventide” or the “Adviser”) acts as the adviser to the Funds.

Boyd Watterson Asset Management, LLC (“Boyd Watterson” or the “Sub-Adviser”) acts as the sub-adviser to all or a portion of the portfolios of the Balanced Fund, the Limited-Term Bond Fund and the Core Bond Fund.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an interest in the assets and liabilities belonging to that series and is entitled to such dividends and distributions out of income belonging to the respective class of that series as are declared by the Board. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the Board may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each Fund offers four classes of shares: Class A, Class C, Class N and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

EVENTIDE	3

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Investment Restrictions

The following investment restrictions are fundamental policies of each Fund unless otherwise indicated and cannot be changed unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Fund.

As a matter of fundamental policy, each Fund (unless otherwise indicated) may not:

a)	borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)*, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

b)	issue senior securities, except as permitted under the 1940 Act*, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

c)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

d)	purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

e)	purchase or sell physical commodities or forward contracts relating to physical commodities;

f)	(Gilead Fund and Healthcare & Life Sciences Fund only) make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans;

g)	(Balanced Fund, Dividend Growth Fund, Limited-Term Bond Fund and Core Bond Fund only) make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities;

h)	invest 25% or more of its total assets in a particular industry or group of industries; except that: (i) the Healthcare & Life Sciences Fund will invest at least 25% in companies in the drug related industries. This group of industries includes pharmaceutical, biotech and similar companies that primarily develop, produce or distribute drugs, medicines, diagnostic chemicals and biological products used to diagnose, prevent or treat diseases or maintain health; and (ii) the Exponential Technologies Fund will invest more than 25% in companies in the software, technology hardware and equipment, semiconductor, communications, and healthcare technology and devices group of industries [(iii) the Large Cap Focus Fund will invest at least 25% in companies in the semiconductor and software industries].

This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. A Fund will consider the investments of underlying investment companies when determining its compliance with this restriction; and

i)	(Gilead Fund, Healthcare & Life Sciences Fund, Balanced Fund, Dividend Growth Fund, Limited-Term Bond Fund, Core Bond Fund, and Large Cap Focus Fund only) with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result

EVENTIDE	4

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

(i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

*	The 1940 Act limits a Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, than in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

With respect to interpretations of the SEC or its staff described in paragraph (b) above, the SEC and its staff have identified various securities trading practices and derivatives transactions used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act. However, rather than rigidly deeming all such practices as impermissible forms of issuing a “senior security” under Section 18(f), the SEC has adopted Rule 18f-4 under the 1940 Act, which permits a fund to enter into derivatives transactions and certain similar transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under Section 18(f) of the 1940 Act, subject to the conditions of the Rule.

Other Investment Policies

The following investment policies of each Fund (unless otherwise noted) are not fundamental and may be changed by the Board without the approval of the shareholders of the Fund:

a)	The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;

b)	The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. The Fund shall maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

c)	The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding, except that the Fund may purchase securities for the purpose of reducing borrowings (such as reversing short positions).

d)	(Dividend Growth Fund only) Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets plus the amount of borrowings for investment purposes, in the securities of companies that the Adviser believes have the ability to increase dividends over the long term.

e)	(Exponential Technologies Fund only) Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in companies that the Adviser believes are participating in and benefitting from technologies, innovations, technology themes, or technology trends.

f)	(Limited-Term Bond Fund and Core Bond Fund only) Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets plus the amount of borrowings for investment purposes, in bonds.

g)	(Large Cap Focus Fund only) Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets plus the amount of borrowings for investment purposes, in the large capitalization companies as defined in the Fund’s prospectus.

EVENTIDE	5

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Temporary Defensive Positions

From time to time, a Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, banker’s acceptances, commercial paper, money market funds and repurchase agreements. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative advisory fees. Although the Fund may do this to seek to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. Each Fund also may invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Pursuant to Rule 22e-4, none of the Funds will invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid investments. Rule 144A securities with registration rights are not considered to be illiquid. If illiquid investments exceed 15% of a Fund’s net assets, the Fund will take corrective action consistent with Rule 22e-4.

Additional Information about Investments and Risks

Unless restricted by the fundamental policies of a Fund, the following policies supplement the investment objective and policies of each Fund as set forth in the Prospectus. In this section, unless otherwise noted, references to “the Fund” apply to each Fund and references to “the Adviser” also apply to the Sub-Adviser when applicable.

Common Stocks. The Fund may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Fund may also invest in warrants and rights related to common stocks.

Investments in Small and Unseasoned Companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may be regarded as speculative.

Securities of Other Investment Companies. The Fund may invest in securities issued by other investment companies. The Fund intends to limit its investments in accordance with applicable law or as permitted by Rule 12d1-4 under the

EVENTIDE	6

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

1940 Act. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company, (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The Fund intends to rely on Section 12(d)(1)(F) and Rule 12d1-4 under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the limitations set forth above, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F).

Exchange Traded Funds. The Fund may invest in a range of exchange-traded funds (“ETFs”). An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the Standard & Poor’s 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see “Securities of Other Investment Companies” above.

When the Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market risk, short selling, leverage as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As

EVENTIDE	7

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary. ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based. Any strategy that includes inverse or leveraged securities could cause the Fund to suffer significant losses.

Closed-End Investment Companies. The Fund may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Fund, together with any company or companies controlled by the Fund, and any other investment companies having a sub-adviser as an investment adviser, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the NAV per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. The Fund may also invest in preferred shares of closed-end funds.

An investor in the Fund should recognize that he may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Fund he will bear not only his proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds. An investor may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds.

Business Development Companies (BDCs) and Special Purpose Acquisition Companies (SPACs). The Fund may invest in BDCs and SPACs. Federal securities laws impose certain restraints upon the organization and operations of BDCs and SPACs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments that mature in one year or less. SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise, it will be forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than 20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to

EVENTIDE	8

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

sell his shares in the SPAC if voting against it. SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933 and 10-K, 10-Q and 8-K financial reporting requirements. Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e., investment comes in the form of common shares and warrants which can be traded). Other than the risks normally associated with IPOs, SPACs’ public shareholders’ risks include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

Options on Securities. The Fund may purchase put or call options on equity securities (including securities of ETFs). The Fund may also write call options and put options on stocks only if they are covered, as described below, and such call options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). The Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with the OCC rules.

The purpose of writing covered call options is to generate additional premium income for the Fund. This premium income will serve to enhance the Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund or alternately where the Adviser believes that the premium income received by the Fund exceeds their estimate of the expected benefit that may be forgone by writing the option.

The Fund may write only call options that are “covered”. A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security on the same economic terms. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to the Fund by the purchaser of the option is the “premium.” The Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund’s total return. When

EVENTIDE	9

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m., depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot effect such a closing transaction, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by the Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

EVENTIDE	10

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

In order to write a call option, the Fund is required to comply with the OCC rules and the rules of the various exchanges with respect to collateral requirements.

The Fund may also purchase put options so long as they are listed on an exchange. If the Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock that the Adviser feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

The Fund may write put options on a fully covered basis on a stock the Fund intends to purchase. If the Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to the Fund by the purchaser of the option is the “premium.” The Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all.

The Fund may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If the Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by the Fund to the seller of the call option is known as the “premium.” If during the period of the option the market price of the underlying security remains at or below the exercise price, the Fund will be able to purchase the security at the lower market price. The profit or loss the Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price the Fund paid for the call option, plus transaction costs.

The Fund must comply with Rule 18f-4 under the 1940 Act, which governs the use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies.  Under Rule 18f-4, a fund that invests in derivative instruments beyond a specified limited amount must, among other

EVENTIDE	11

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

things, apply a value-at-risk based limit to its use of certain derivative instruments and financing transactions and adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4, nor will funds be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions.  Rule 18f-4 could have an adverse impact on the Fund’s performance and ability to implement its investment strategies.

Stock Index Options. The Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts.

Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although the Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Options on Stock Indexes. The Fund’s purchase and sale of options on stock indexes will be subject to risks described above under “Transactions in Stock Options.” In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes is subject to the Adviser’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this were to occur, the Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional stock index option contracts have been introduced, including options on industry stock indexes. Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that

EVENTIDE	12

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

this market will develop in all stock index option contracts. A Fund will not purchase or sell stock index option contracts unless and until, in the Adviser’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Fund may enter into these transactions: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, (c) to manage the duration of a portfolio’s fixed income investments, or (d) to enhance returns.

Hedging activity in the Fund may involve the use of derivatives including, but not limited to, buying or selling (writing) put or call options on stocks, shares of exchange traded funds or stock indexes, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures, or purchasing foreign currency forward contracts or options on foreign currency. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. The Fund may also hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts and/or options on foreign currency. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Fund may engage in transactions in futures contracts and options on futures contracts.

Regulation as a Commodity Pool Operator. The Trust, on behalf of each Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to each Fund’s operations. Accordingly, the Funds are not currently subject to registration or regulation as commodity pool operators.

Convertible Securities. The Fund may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations (“NRSRO”) are generally rated below other obligations of the company and many convertible securities are not rated.

EVENTIDE	13

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Preferred Stock. The Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants. The Fund may invest in warrants. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations. The Fund may invest in obligations issued or guaranteed by the United States government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. The Fund may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See “Foreign Investments.”

EVENTIDE	14

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Bank Obligations. The Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper consists of unsecured promissory notes, including Master Notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee, in its capacity as Adviser to the Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Adviser or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Master Notes typically are not rated by credit rating agencies.

The Fund may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a NRSRO. The Fund may also invest in commercial paper that is not rated but is determined by the Adviser, under guidelines established by the Board, to be of comparable quality.

Other Fixed Income Securities. Other fixed income securities in which the Fund may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Fund may invest in short-term investments (including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act.

Reverse Convertible Notes. The Fund may invest in reverse convertible notes. A reverse convertible is a short-to-intermediate term structured product, generally issued by a financial institution, in which performance is based on that of an underlying security, commodity or index. Generally, at maturity the note matures at par unless the price of

EVENTIDE	15

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

the underlying instrument has fallen below a certain “break point,” in which case the note holder receives a proportionate amount of units or shares of the underlying instrument.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by the Fund must be determined by the Adviser under guidelines approved by the Board to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments. The Fund may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar depositary receipts, and exchange traded funds (“ETFs”) or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject the Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from

EVENTIDE	16

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Fund to currency fluctuation risks.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Depositary Receipts. The Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets. The Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market

EVENTIDE	17

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

securities. The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. There may also be less reliable or publicly available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of a Fund’s investment strategy. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Brady Bonds. The Fund may invest in “Brady Bonds,” which are issued by certain Latin American countries in connection with restructurings of their debt. Brady Bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Brady Bonds do not have a long payment history and, due to the loan default record for Latin American public and private entities, may be considered speculative investments. They may be collateralized or uncollateralized and are issued in various currencies. They are actively traded in the over-the-counter secondary market for debt of Latin American issuers.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Fund until settlement. When entering into a when-issued or delayed delivery transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.

Lower Rated or Unrated Securities. Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the Adviser, may have speculative characteristics. Securities rated below investment grade, i.e., below Baa or BBB, or deemed of comparable quality by the Adviser, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these

EVENTIDE	18

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

types of factors could, in certain instances, reduce the value of such securities held by the Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading market for lower rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring them to rely more on judgment. Less liquid secondary markets may also affect the Fund’s ability to sell securities at their fair value. The Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid investments, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of the Fund’s assets invested in illiquid investments may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in the Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities. The Fund may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero-coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

EVENTIDE	19

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign or other securities. A forward contract may be used by the Fund to hedge against possible variations in exchange rates of currencies in countries in which it may invest. The Fund may also enter into forward foreign currency exchange contracts to generate returns from the movements in exchange rates between the U.S dollar and one or more foreign currencies or movements in exchange rates between foreign currencies. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts. A Fund may invest in futures contracts and options thereon (stock index futures contracts, exchange traded Bitcoin and Ethereum futures contracts, exchange traded Bitcoin and Ethereum futures contracts, interest rate futures contracts or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund’s securities investments or as a substitute for securities and currencies or to enhance returns. When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (“Custodian”), a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, the Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on the Fund’s ability to hedge or manage risks effectively.

Successful use of futures by the Fund is also subject to the Adviser’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

EVENTIDE	20

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Fund. The Fund will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

Interest Rate Futures. The Fund may purchase an interest rate futures contract as a hedge against changes in interest rates, declines in portfolio value, as a substitute for securities or to enhance returns. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if the Fund holds long-term debt obligations and the Adviser anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. The Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

Stock Index Futures. The Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio or that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may also purchase and sell stock index futures contracts as a substitute for securities or to enhance returns. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the Adviser anticipates an advance, the Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against the Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

The Fund’s successful use of stock index futures contracts depends upon the Adviser’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund’s portfolio diverges from the composition of the relevant index. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of the Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to the Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contract are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in

EVENTIDE	21

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts to hedge portfolio value, as a substitute for currencies or to enhance returns. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through investing in forward foreign currency exchange.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

The Fund may write only foreign currency options that are “covered”. A call option is “covered” if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency on the same economic terms. In addition, the Fund will not permit the option to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” above.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund was holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REITs. The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs,” “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

EVENTIDE	22

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Structured Securities. The Fund may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable-rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present,

EVENTIDE	23

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

EVENTIDE	24

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Structured Notes, Bonds and Debentures. The Fund may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Fund may invest in assignments of and participations in loans issued by banks and other financial institutions. When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in the Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, the Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of the Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement

EVENTIDE	25

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Adviser to be creditworthy.

Floating Rate Loans and LIBOR Transition. The Fund may invest in loans that bear interest at floating rates that were previously based on LIBOR. The elimination of the LIBOR benchmark or any other future benchmark, changes in the manner of administration of any benchmark, or actions by regulators or law enforcement agencies could require an adjustment to the terms and conditions, or result in other consequences, in respect of any debt linked to such benchmark. If the LIBOR replacement rate is lower than market expectations, there could be an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons.

When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Investments. The Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (“Securities Act”). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, the Fund may not be able to readily resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. The Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Board, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit its purchase, together with other illiquid investments including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which the Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Adviser

EVENTIDE	26

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Board are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board, including Section 4(a)(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitations applicable to illiquid investments.

Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. These transactions permit the Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions that the Adviser deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund was delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Fund’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities. The Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. government securities or irrevocable bank standby letters of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to

EVENTIDE	27

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Fund may pay reasonable finders’ and custodial fees, including fees to the Adviser or its affiliate, in connection with loans. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not lend their securities to any director, officer, employee, or affiliate of the Adviser, the administrator or distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales “Against the Box.” The Fund may engage in short sales “against the box.” In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (Excluding Short Sales “Against the Box”). The Fund may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount

EVENTIDE	28

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Municipal Securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

EVENTIDE	29

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

The Fund may invest in “private activity” bonds. The Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives the Fund an undivided interest in the municipal securities in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Disclosure of Portfolio Holdings

The Board has adopted policies and procedures for the public and nonpublic disclosure of the Funds’ portfolio securities.

As a general matter, no information concerning the portfolio holdings of a Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, investment adviser, sub-investment adviser, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including duties not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed on the Fund’s website, in marketing materials (provided the portfolio holdings disclosed in the materials are at least 15 days old) or through filings with the SEC as described below and (2) to third-party vendors, that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement.

The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC. The Funds disclose their portfolio holdings by delivering the Financial Statements, or notice of electronic availability thereof, to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the

EVENTIDE	30

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Funds disclose their portfolio holdings reports on Forms N-CSR two months after the end of each quarter/semi-annual period and on Form N-PORT within 30 days after each fiscal quarter end.

Neither the Funds nor the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

Trustees and Officers

The Board manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust, Adviser or Sub-Adviser or the distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the Adviser, the performance of the Funds, the Adviser’s costs and the profitability of the agreements to the Adviser, ancillary benefits to the Adviser or its affiliates in connection with its relationship to a Fund and the amount of fees charged in comparison to those of other investment companies.

The Board currently has three standing committees: the Audit Committee, the Risk and Compliance Committee and Nominating Committee. In addition, the Board currently has a Special Committee that oversees litigation matters on behalf of the Trust. Each committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement. The term of office of each officer is until the successor is elected.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

EVENTIDE	31

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex[2]	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Lead Trustee, Chairman of the Audit Committee and Nominating Committee	Since 6/2006	Manager, Genovese Family Enterprises, LLC (and affiliates, family office) 1999-present, Managing Member, Bear Properties, LLC (real estate firm) (2006-present).	48	Chairman of the Board, Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board, Strategy Shares since 2016; Trustee, IDX Funds Trust (formerly, M3Sixty Funds Trust) since 2016; Chairman of the Board, Catalyst Strategic Income Opportunities Fund since April 2024; Chairman of the Board of AlphaCentric Prime Meridian Income Fund from 2018 to August 2023.

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee, Chairman of the Risk and Compliance Committee	Since 6/2006	Attorney since 1982.	34	Trustee and Chairman of the Risk and Compliance Committee, Catalyst Strategic Income Opportunities Fund since April 2024.

Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice since 2010.	48	Trustee and Chairman of the Audit and Risk and Compliance Committees since 2016, and Chairman of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chairman of the Audit and Risk and Compliance Committees since 2016, and Chairman of the Investment Committee since November 2020, Strategy Shares; Trustee and Chairman of the Audit Committee, Catalyst Strategic Income Opportunities Fund since 2024; Trustee and Chairman of the Audit and Risk and Compliance Committees from 2018 to 2023, and Chairman of the Investment Committee from 2020 to 2023, AlphaCentric Prime Meridian Income Fund.

EVENTIDE	32

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Interested Trustee[3]

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[2]	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President 2/2012-3/2022	President of the Trust, 2/2012—3/2022; President, Rational Advisors, Inc., since 2016; Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014 ; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; CEO, Catalyst International Advisors LLC, since 2019; CEO, Insights Media LLC, since 2019; CEO, MFund Management LLC, since 2019.	34	None

EVENTIDE	33

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[2]	Other Directorships Held During Past 5 Years
Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022	Vice President of the Trust, 2018-2022; Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; President, MFund Distributors LLC, since 2020; COO, Catalyst International Advisors LLC, since 2019; COO, Insights Media LLC, since 2019; COO, MFund Management LLC, since 2019; COO, AlphaCentric Advisors LLC, since 2021.	N/A	N/A
Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022	Investment Operations Manager, MFund Management LLC, 1/2022–present; Investment Operations Analyst, MFund Management LLC, 9/2020–12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016–6/2019.	N/A	N/A
Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Ultimus Fund Solutions, LLC, since 2011.	N/A	N/A
Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A
Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 5/2015.	N/A	N/A
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

1.	The term of office of each Trustee is indefinite.

2.	The ‘Fund Complex’ includes the Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and Catalyst Strategic Income Opportunities Fund, each a registered investment company.

3.	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

Leadership Structure. The Trust is led by Jerry Szilagyi, who has served as the Chairman of the Board since 2010. Mr. Szilagyi is an interested person by virtue of his controlling interests in Catalyst Capital Advisers LLC and AlphaCentric Advisers LLC, investment advisers to certain other series of the Trust. The Board consists of Mr. Szilagyi, an Interested

EVENTIDE	34

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Trustee, and Tobias Caldwell, Stephen Lachenauer, and Tiberiu Weisz, each an Independent Trustee. Mr. Caldwell serves as the Lead Independent Trustee. The Lead Independent Trustee serves as a key point person for dealings between management and the Independent Trustees and assists in setting the agendas for Board meetings. The Independent Trustees meet in executive session at each Board meeting. Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings. The Board believes this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his experience in providing both advisory and administrative services to other mutual funds. Additionally, as the Managing Member of MFund Services LLC, which provides management and legal administrative services to the Funds, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. In its risk oversight role, the Board oversees risk management, and the full Board engages in discussions of risk management and receives reports on investment and compliance risk at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through the Audit Committee and the Risk and Compliance Committee, reviews reports from among others, the Adviser, Sub-Adviser, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Funds and the risk management programs of the Trust, the Adviser and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to the Funds resides with the Adviser and other service providers to the Funds. Although the risk management policies of the Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

The Board also considers liquidity risk management issues as part of its general oversight responsibilities and oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by the Liquidity Risk Management (“LRM”) Program Administrator that address liquidity matters. As required by Rule 22e-4 under the 1940 Act, the Board, including a majority of the Independent Trustees, has approved the Trust’s LRM Program, which is reasonably designed to assess and manage the Trust’s liquidity risk, and has appointed the LRM Program Administrator that is responsible for administering the LRM Program. The Board also reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the program and assesses its adequacy and effectiveness of implementation.

Audit Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz serve on the Board’s Audit Committee. The Board’s Audit Committee is a standing independent committee with a separate chair. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results

EVENTIDE	35

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Audit Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ended June 30, 2024, the Audit Committee met four times.

Risk and Compliance Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz serve on the Board’s Risk and Compliance Committee. The Risk and Compliance Committee is a standing independent committee with a separate chair. The primary function of the Risk and Compliance Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to the adequacy and effectiveness of the Trust’s compliance program and to oversee the Trust’s Chief Compliance Officer. The Risk and Compliance Committee meets as often as necessary, and no less than quarterly. During the fiscal year ended June 30, 2024, the Risk and Compliance Committee met four times.

Nominating Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz serve on the Board’s Nominating Committee. The Board’s Nominating Committee is a standing independent committee with a separate chair.  The primary functions of the Nominating Committee are to assist the Board in carrying out its responsibilities relating to (i) the identification and selection of qualified individuals to become Board members and members of Board committees and (ii) the development, adoption and periodic monitoring and updating of criteria and characteristics relating to the consideration, nomination and selection of interested and non-interested trustees. The Nominating Committee meets as often as is necessary.

Special Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz serve on a Special Committee responsible for reviewing the allegations of any lawsuit filed against the Trust, or any demand for books and records served upon the Trust. The Special Committee is also responsible for taking such other actions that may be referred to it from time to time by the Board. The Special Committee meets as often as is necessary.

Background and Qualifications of the Trustees. Mr. Szilagyi is the managing member of Catalyst Capital Advisers LLC, an investment adviser to other series of the Trust, an original sponsor of the Trust and member of AlphaCentric Advisers LLC, an investment adviser to other series of the Trust. Mr. Szilagyi is also the President of Rational Advisers, Inc., an investment adviser to other series in the Fund Complex. He is also Managing Member of MFund Services LLC, which provides management and legal administrative services to the Trust. Mr. Szilagyi has many years of experience managing mutual funds and providing administrative services to other mutual funds. His experience in the investment management industry makes him uniquely qualified to serve as the Trust’s Chairman.

Mr. Caldwell is the manager of the Genovese family office and a managing member of a real estate management firm.  Mr. Caldwell’s experience in the investment and real estate industries provides the Board with an additional perspective and understanding of investment strategies used by advisors to the funds.  Mr. Caldwell also serves on the boards of other affiliated and unaffiliated mutual fund trusts.

Mr. Lachenauer has been an attorney in private practice for over fifteen years, providing advice and counsel to small businesses and individuals on real estate, commercial contracts, general business and financial matters. Mr. Lachenauer’s previous experience at large law firms and as an attorney at a large investment bank provides the Board with knowledge of financial and investment regulatory matters. Mr. Lachenauer also serves on the boards of other registered investment companies in the Fund Complex.

EVENTIDE	36

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Mr. Weisz is a attorney and provides the Board with general insight and experience regarding their duties and standards of care. Mr. Weisz also serves on the board of another registered investment company in the Fund Complex.

Share Ownership in the Funds

Fund Shares Owned by Trustees as of December 31, 2023
Dollar Range of Equity Securities in:	Mr. Caldwell	Mr. Weisz	Mr. Lachenauer	Mr. Szilagyi
Gilead Fund	None	None	None	$10,001 - $50,000
Healthcare & Life Sciences Fund	None	None	None	None
Balanced Fund	None	None	None	$10,001 - $50,000
Dividend Growth Fund	None	None	None	$10,001 - $50,000
Limited-Term Bond Fund	None	None	None	$10,001 - $50,000
Exponential Technologies Fund	None	None	None	$10,001 - $50,000
Core Bond Fund	None	None	None	$10,001 - $50,000
Large Cap Focus Fund	None	None	None	$10,001 - $50,000
Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust	Over $100,000	None	None	Over $100,000

COMPENSATION OF THE BOARD OF TRUSTEES

The Independent Trustees are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust. The Lead Independent Trustee and the Chairmen of the Trust’s Audit Committee and Risk and Compliance Committee receive an additional quarterly retainer.

The following table describes the compensation paid to the Trustees during the fiscal year ended June 30, 2024. The Trust has no retirement or pension plans.

Aggregate Compensation from:	Mr. Caldwell	Mr. Weisz	Mr. Lachenauer	Mr. Szilagyi[1]
Gilead Fund	$5,893	$4,766	$4,484	$0
Healthcare & Life Sciences Fund	$5,893	$4,766	$4,484	$0
Balanced Fund	$5,893	$4,766	$4,484	$0
Dividend Growth Fund	$5,893	$4,766	$4,484	$0
Limited-Term Bond Fund	$5,893	$4,766	$4,484	$0
Exponential Technologies Fund	$5,893	$4,766	$4,484	$0
Core Bond Fund	$5,893	$4,766	$4,484	$0
Large Cap Focus Fund	$5,893	$4,766	$4,484	$0
Total Compensation from Fund Complex[2]	$305,996	$169,063	$261,996	$0

1.	Mr. Szilagyi is compensated by Catalyst Capital Advisers, LLC and AlphaCentric Advisors LLC for advisory services and MFund Services LLC for management and legal administrative support services to the Trust. Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

2.	The “Fund Complex” includes the Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and Catalyst Strategic Income Opportunities Fund, each a registered investment company. During the period reflected in the table above, the “Fund Complex” also included AlphaCentric Prime Meridian Income Fund (“ACPMIF”). ACPMIF was deregistered as a closed-end investment company with the SEC on August 23, 2023, and liquidated on September 1, 2023.

EVENTIDE	37

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Principal Shareholders

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the advisory agreement with the adviser. Persons owning 25% or more of the outstanding shares of a Fund (or a class of shares of a Fund) may be deemed to control the Fund (or class of the Fund). Persons owning 5% or more of the outstanding shares of the Fund (or a class of shares of the Fund) may be deemed principal shareholders of the Fund (or a class of the Fund).

GILEAD FUND

Class A. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class A shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	900,766.0490	14.09%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	933,198.5580	14.60%
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	661,741.4720	10.35%
Morgan Stanley 1 New York Plaza, 12th Fl New York, NY 10004-1901	325,154.3290	5.09%

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding Class A shares of the Fund.

EVENTIDE	38

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Class C. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class C shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	313,821.0960	8.56%
Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716	832,847.8520	22.72%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	1,041,750.4420	28.41%[1]
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	476,275.5460	12.99%

1.	May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class C shares.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class N. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class N shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	4,387,218.6550	54.46%[1]

1.	May be deemed to control Class N shares of the Fund because holds more than 25% of the outstanding Class N shares.

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class N shares.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

EVENTIDE	39

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Class I. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class I shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	3,473,768.5910	7.77%
Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716	3,855,675.5370	8.62%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	7,085,521.8420	15.85%
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	6,635,305.0950	14.84%

As October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class I shares.

HEALTHCARE & LIFE SCIENCES FUND

Class A. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class A shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	357,017.8150	10.09%
Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716	238,630.7770	6.74%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	581,317.8580	16.43%
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246	220,267.8520	6.22%
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	452,089.6200	12.77%

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class A shares.

EVENTIDE	40

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Class C. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class C shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Morgan Stanley 1 New York Plaza, 12th Fl New York, NY 10004-1901	97,273.1740	5.64%
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	152,553.7850	8.85%
Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716	369,115.5270	21.41%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	360,876.5770	20.93%
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	324,928.7510	18.84%

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class C shares.

Class N. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class N shares.

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	1,252,566.7820	53.50%[1]

1.	May be deemed to control Class N shares of the Fund because holds more than 25% of the outstanding Class N shares.

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class N shares.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

EVENTIDE	41

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Class I. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class I shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	2,033,073.1560	6.04%
Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716	1,879,495.4460	5.59%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	4,547,837.7830	13.52%
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	6,152,204.9090	18.29%
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246	4,010,786.7310	11.92%

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class I shares.

BALANCED fUND

Class A. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class C shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Edward D Jones & Co 12555 Manchester Rd Saint Louis, MO 63131-3729	407,587.4920	18.08%
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	187,250.1630	8.30%
Raymond James 880 Carillon Pkwy Saint Petersburg, FL 33716	134,298.1270	5.96%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	305,822.5540	13.56%

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class A shares.

EVENTIDE	42

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Class C. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class C shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	204,640.6810	17.64%
Raymond James 880 Carillon Pkwy Saint Petersburg, FL 33716	72,526.9200	6.25%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	393,421.6530	33.92%[1]
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	117,114.7800	10.10%

1.	May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class N. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class N shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	830,878.2170	60.47%[1]

1.	May be deemed to control Class N shares of the Fund because holds more than 25% of the outstanding Class N shares.

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class N shares.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

EVENTIDE	43

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Class I. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class I shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Edward D Jones & Co 12555 Manchester Rd Saint Louis, MO 63131-3729	1,292,447.8310	5.81%
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	3,771,552.4030	16.95%
Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716	1,302,006.8360	5.85%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	2,770,540.2470	12.45%
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	4,457,613.1960	20.03%

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class I shares.

DIVIDEND GROWTH FUND

Class A. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class A shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	839,998.1830	27.78%[1]
Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716	240,054.2620	7.94%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	406,402.3920	13.44%
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	191,861.0700	6.34%

1.	May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class A shares.

EVENTIDE	44

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class C shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	133,521.8520	10.86%
Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716	272,190.6910	22.14%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	297,381.3560	24.19%
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	214,043.0200	17.41%

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding Class C shares of the Fund.

Class N. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class N shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	3,614,477.6290	80.80%[1]

1.	May be deemed to control Class N shares of the Fund because holds more than 25% of the outstanding Class N shares.

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class N shares.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

EVENTIDE	45

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Class I. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class I shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	5,754,175.6290	13.51%
Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716	3,049,159.5560	7.16%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	11,582,596.6000	27.19%[1]
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	7,092,719.0300	16.65%

1.	May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class I shares.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

LIMITED-TERM BOND FUND

Class A. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class A shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
NFS LLC 200 Liberty Street New York, NY 10281	22,776.0510	5.05%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	77,715.7200	17.24%
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	44,909.2420	9.96%

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class A shares.

EVENTIDE	46

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Class C. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class C shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	8,476.4220	5.37%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	53,465.0890	33.88%[1]
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	20,586.5530	13.05%
Crawley Family Living Trust 3185 S Debbie Street Flagstaff, AZ 86005	12,422.1910	7.87%

1.	May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class N. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class N shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	1,826,361.1070	98.25%[1]

1.	May be deemed to control Class N shares of the Fund because holds more than 25% of the outstanding Class N shares.

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class N shares.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

EVENTIDE	47

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Class I. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class I shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	2,063,109.2790	16.58%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	4,754,677.5890	38.21%[1]
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	2,066,729.2730	16.61%

1.	May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class I shares.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

EXPONENTIAL TECHNOLOGIES FUND

Class A. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class A shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	57,396.1190	8.64%
Wells Fargo 2801 Market Street Saint Louis, MO 63103	43,562.3760	6.56%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	82,611.0270	12.44%

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented 1.31% of the outstanding shares of the Fund’s Class A shares.

EVENTIDE	48

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Class C. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class C shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	13,540.8600	6.88%
Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716	19,234.6760	9.78%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	50,422.5280	25.63%[1]

1.	May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class I shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	770,473.4690	11.06%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	1,876,074.6490	26.94%[1]
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	1,991,813.5840	28.60%[1]

1.	May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class I shares.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class N. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class N shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	1,403,097.0810	92.02%[1]

1.	May be deemed to control Class N shares of the Fund because holds more than 25% of the outstanding Class N shares.

EVENTIDE	49

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class N shares.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

CORE BOND FUND

Class A. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class A shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	10,475.7460	12.64%

Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	4,515.3810	5.45%

Constellation Trust Co P.O. Box 1386 San Juan Bautista, CA 95045	24,588.7010	29.67%[1]

1.	May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class A shares.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class C shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	3,789.2040	5.78%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	5,456.5960	8.33%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	5,547.5070	8.46%
Constellation Trust Co P.O. Box 1386 San Juan Bautista, CA 95045	3,729.5990	5.69%

EVENTIDE	50

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding Class C shares of the Fund.

Class I. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class I shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	1,826,592.8490	13.95%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	3,966,794.2500	30.30%[1]
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	2,004,057.7170	15.31%
Altruist Financial LLC 300 S Pearl Expressway, Suite 250 Dallas, TX 75201	715,621.2730	5.47%

1.	May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class I shares.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class N. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class N shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	4,437,967.1200	98.30%[1]

1.	May be deemed to control Class N shares of the Fund because holds more than 25% of the outstanding Class N shares.

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class N shares.

EVENTIDE	51

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Large Cap Focus FUND

Class A. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class A shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	36,970.3080	24.20%

Constellation Trust Co 1002 N Clover Dr Boise, ID 83703	9,881.7290	6.47%
Constellation Trust Co 12574 Deer Ridge Trl Nampa, ID 83686	8,038.7800	5.26%

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class A shares.

Class C. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class C shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	2,008.0630	7.10%

Raymond James 880 Carillon Pkwy Saint Petersburg, FL 33716	4,069.5890	14.39%

American Enterprise 707 2nd Ave South Minneapolis, MN 55402	7,279.0700	25.73%[1]

Ron Hanson 7830 Wapiti Ln SE Tenino, WA 98589	3,217.5260	11.38%

Constellation Trust Co 1707 Lilly Loop La Grande, OR 97850	1,493.0120	5.28%

1.	May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

EVENTIDE	52

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class I shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	1,748,657.7860	20.64%

American Enterprise 707 2nd Ave South Minneapolis, MN 55402	1,034,445.3860	12.21%

Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	1,531,893.4340	18.08%

Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	424,768.8920	5.01%

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class I shares.

Class N. As of October 3, 2024, the following persons owned 5% or more of the outstanding shares of the Fund’s Class N shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	1,029,821.7720	89.90%[1]

1.	May be deemed to control Class N shares of the Fund because holds more than 25% of the outstanding Class N shares.

As of October 3, 2024, securities of the Fund owned by all officers and Trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding shares of the Fund’s Class N shares.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

EVENTIDE	53

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Adviser and Sub-Adviser

Eventide Asset Management, LLC, a Delaware limited liability company located at One International Place, Suite 4210, Boston, MA 02110, serves as Adviser to the Funds. The Adviser was formed in April of 2008 and registered as an investment adviser with the SEC in June of 2008. The advisor provides a range of investment advisory services, including management of the Funds. Under the terms of an investment advisory agreement (the “Advisory Agreement”), the Adviser is responsible for formulating the Funds’ investment policies, making ongoing investment decisions and directing portfolio transactions. The Adviser is controlled by Dr. Finny Kuruvilla, Co-Chief Investment Officer of the Adviser, and Robin John, Chief Executive Officer of the Adviser.

The Advisory Agreement provides that the Adviser will provide the Funds with investment advice and supervision and will continuously furnish an investment program for a Fund consistent with the investment objectives and policies of the Fund. The Adviser is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Advisory Agreement, the Adviser directs the investment of the assets of each Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Adviser to make investment decisions for each Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under the Advisory Agreement, each Fund pays the Adviser a monthly advisory fee based on its average daily net assets at the annual rates set forth below:

Fund	Contractual Advisory Fee
Gilead Fund	1.00% on the first $2 billion; 0.95% on the next $1 billion; 0.90% on the next $1 billion; and 0.85% thereafter
Healthcare & Life Sciences Fund	1.10%
Balanced Fund	0.60%
Dividend Growth Fund	0.73%
Limited-Term Bond Fund	0.31%
Exponential Technologies Fund	1.10%
Core Bond Fund	0.34%
Large Cap Focus Fund	0.73%

The Adviser pays expenses incurred by it in connection with acting as adviser, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Advisory Agreement. The Adviser pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, except for specific items of expense referred to below.

Except for the expenses described above that have been assumed by the Adviser, all expenses incurred in administration of a Fund will be charged to the Fund, including investment advisory fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of a Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-

EVENTIDE	54

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a Fund, including the expenses of communications with its shareholders, are paid by the Fund.

EVENTIDE	55

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

The Adviser has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding front-end or contingent deferred loads, any Rule 12b-1 fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at the amounts listed in the table below:

	Expense Limitation			Expense Limitation
Gilead Fund	Class A:	1.67%	Limited-Term Bond Fund	Class A:	0.80%
	Class C:	2.42%		Class C:	1.55%
	Class N:	1.62%		Class N:	0.75%
	Class I:	1.42%		Class I:	0.55%
Healthcare & Life	Class A:	1.68%	Exponential Technologies	Class A:	1.68%
Sciences Fund	Class C:	2.43%	Fund	Class C:	2.43%
	Class N:	1.63%		Class N:	1.63%
	Class I:	1.43%		Class I:	1.43%
Balanced Fund	Class A:	1.07%	Core Bond Fund	Class A:	0.83%
	Class C:	1.82%		Class C:	1.58%
	Class N:	1.02%		Class N:	0.78%
	Class I:	0.82%		Class I:	0.58%
Dividend Growth Fund	Class A:	1.20%	Large Cap Focus Fund	Class A:	1.19%
	Class C:	1.95%		Class C:	1.94%
	Class N:	1.15%		Class N:	1.14%
	Class I:	0.95%		Class I:	0.94%

The Adviser’s contractual agreement runs through October 31, 2025. This agreement may be terminated by the Board only on 60 days’ written notice to the Adviser and upon the termination of the Advisory Agreement between the Trust and the Adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the Adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

The Advisory Agreement continues in effect for an initial two-year term and then from year to year as long as its continuation is approved at least annually by the Board, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the Fund. The Advisory Agreement may be terminated at any time upon 60 days’ written notice by the Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Adviser and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the renewal of the Advisory Agreement for the Funds can be found in the Financial Statements for the fiscal year ended June 30, 2024.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

EVENTIDE	56

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

The table below provides information about the advisory fees paid to the Adviser of the Fund for each of the fiscal periods ended June 30:

Fund	2022	2023	2024
Gilead Fund
Gross Advisory Fee	$45,380,165	$34,478,771	$35,349,592
Amounts Waived/Expenses Reimbursed	—	—	—
Previously Waived Amounts Recaptured	—	—	—
Net Advisory Fee	$45,380,165	$34,478,771	$35,349,592
Healthcare & Life Sciences Fund
Gross Advisory Fee	$19,899,787	$17,709,516	$17,506,668
Amounts Waived/Expenses Reimbursed	--	--	--
Previously Waived Amounts Recaptured	--	--	--
Net Advisory Fee	$19,899,787	$17,709,516	$17,506,668
Balanced Fund
Gross Advisory Fee	$2,417,113	$2,107,840	$2,076,679
Amounts Waived/Expenses Reimbursed	—	$(276,044)	$(236,729)
Previously Waived Amounts Recaptured	$68,824	—	—
Net Advisory Fee	$2,485,377	$1,831,796	$1,839,950
Dividend Growth Fund
Gross Advisory Fee	$3,325,634	$3,688,377	$4,974,202
Amounts Waived/Expenses Reimbursed	—	$(391,061)	$(97,498)
Previously Waived Amounts Recaptured	$107,884	—	—
Net Advisory Fee	$3,433,518	$3,297,316	$4,876,704
Limited-Term Bond Fund
Gross Advisory Fee	$628,114	$514,006	$422,673
Amounts Waived/Expenses Reimbursed	$(165,476)	$(243,710)	$(202,441)
Previously Waived Amounts Recaptured	—	—	—
Net Advisory Fee	$462,638	$270,296	$220,232
Exponential Technologies Fund
Gross Advisory Fee	$1,449,545	$1,085,748	$1,314,480
Amounts Waived/Expenses Reimbursed	—	$(69,721)	$(68,862)
Previously Waived Amounts Recaptured	—	—	—
Net Advisory Fee	$1,449,545	$1,016,027	$1,245,618
Core Bond Fund
Gross Advisory Fee	$414,520	$239,959	$357,352
Amounts Waived/Expenses Reimbursed	$(201,020)	$(164,775)	$(131,361)
Previously Waived Amounts Recaptured	—	—	—
Net Advisory Fee	$213,500	$75,184	$225,991
Large Cap Focus Fund
Gross Advisory Fee	N/A1	$46,365	$319,467
Amounts Waived/Expenses Reimbursed	N/A1	$(107,732)	$(101,331)
Previously Waived Amounts Recaptured	N/A1	—	—
Net Advisory Fee	N/A1	$(61,367)	$218,136

1.	The Fund was not in operation during the fiscal year ended June 30, 2022.

EVENTIDE	57

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Sub-Adviser (Balanced Fund, Limited-Term Bond Fund and Core Bond Fund)

Boyd Watterson Asset Management, LLC, has been retained to act as the sub-adviser to the Balanced Fund, Limited-Term Bond Fund and Core Bond Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Adviser. Boyd Watterson is headquartered at 1301 E. 9th St., Suite 2900, Cleveland OH, 44114.

As compensation for the sub-advisory services it provides to the Funds and other mutual funds and investment products offered by the Adviser and sub-advised by Boyd Watterson (collectively, the “Sub-Advised Products”), the Adviser, and not any Fund, pays Boyd Watterson an annual fee of 0.15% of the first $100,000,000 of the average daily net assets of the Sub-Advised Products in the aggregate; 0.07% of the average daily net assets of the Sub-Advised Products in the aggregate in excess of $100,000,000 up to $500,000,000; and 0.06% thereafter of the average daily net assets of the Sub-Advised Products in the aggregate. The fee paid to Boyd Watterson by the Adviser is paid from the Adviser’s advisory fee and is not an additional cost to the Fund. The Sub-Advisory Agreement was effective for an initial two-year period and continues in effect for successive twelve-month periods thereafter, provided that the Board annually approves it for continuance. A discussion regarding the basis of the Board’s renewal of the Sub-Advisory Agreement between the Adviser and Boyd Watterson on behalf of the Balanced Fund, Limited-Term Bond Fund and Core Bond Fund is available in the Financial Statements for the fiscal year ended June 30, 2024.

Portfolio Managers

Dr. Finny Kuruvilla, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser serves as the Portfolio Manager primarily responsible for the day-to-day management of the Gilead Fund.

Dr. Finny Kuruvilla and Dr. I-hung Shih, Portfolio Managers of the Adviser, serve as the Portfolio Managers of the Healthcare & Life Sciences Fund and are primarily responsible for the day-to-day management of the Healthcare & Life Sciences Fund. Dr. Kuruvilla is the Lead Portfolio Manager of the Fund.

Dolores S. Bamford, CFA, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, and David M. Dirk, CFA, Director of Portfolio Management and Trading of Boyd Watterson, serve as the Portfolio Managers primarily responsible for the day-to-day management of the Balanced Fund. Ms. Bamford is the Lead Portfolio Manager of the Fund.

Christopher Grogan, CFA, Director of Investment Consulting of the Adviser and Mr. Dirk serve as the Portfolio Managers primarily responsible for the day-to-day management of the Limited-Term Bond Fund and Core Bond Fund.

Ms. Bamford and Andrew Singer, CFA, Portfolio Manager and Senior Research Analyst of the Adviser, serve as the Portfolio Managers primarily responsible for the day-to-day management of the Dividend Growth Fund. Ms. Bamford is the Lead Portfolio Manager of the Fund.

Dr. Finny Kuruvilla, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, serves as the Portfolio Manager primarily responsible for the day-to-day management of the Exponential Technologies Fund.

Mr. Singer and Ms. Bamford serve as the Portfolio Managers and are primarily responsible for the day-to-day management of the Large Cap Focus Fund.

EVENTIDE	58

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Compensation

Portfolio manager compensation generally consists of a fixed base salary, bonuses and incentives based on both objective and subjective performance criteria and, in certain cases, participation in a revenue sharing plan sponsored by the Adviser. Certain portfolio managers may own equity interests in the Adviser from time to time, entitling them to a share of the Adviser’s net income and a share of the proceeds if the Adviser were to sell all or a portion of its business. Portfolio managers also receive employee benefits, including, but not limited to, health care, insurance benefits, and access to a 401(k) plan, offered by the Adviser.

Dr. Shih’s compensation from the Adviser is based on a fixed salary and a bonus based on the performance of the Funds she manages relative to a relevant benchmark over a rolling 3-year period and the profits of the Adviser. Dr. Shih receives additional compensation at the discretion of the Adviser. Dr. Shih has an interest in the equity of the Adviser based on tenure and vesting over a period of multiple years. This interest is accompanied by a share of the Adviser’s net income and a share of the proceeds if the Adviser were to sell all or a portion of its business. Dr. Shih also receives employee benefits, including, but not limited to, health care, insurance benefits, and access to a 401(k) plan sponsored by the Adviser.

Mr. Dirk receives from Boyd Watterson a fixed salary and a discretionary bonus. He also receives employee benefits, including, but not limited to, health care and other insurance benefits as well as participation in a 401(k) program.

Portfolio Managers’ Other Accounts Managed — All Funds

As of June 30, 2024, the number of, and total assets in all other registered investment companies, other pooled investment vehicles, and other accounts overseen by Dr. Kuruvilla, Ms. Bamford, Mr. Dirk, Mr. Singer, Mr. Grogan and Dr. Shih are as follows:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Dr. Kuruvilla[1]	3	$4.91 billion	1	$83.25 million	5	$13.81 million
Ms. Bamford[1]	3	1.35 billion	0	0	1	4.57 million
Mr. Dirk	4	892.53 million	0	0	178	964.19 million
Mr. Singer	2	968.64 million	0	0	1	4.57 million
Mr. Grogan	2	283.00 million	0	0	0	0
Dr. Shih[2]	0	0	0	0	0	0

1.	Dr. Kuruvilla also manages portfolio models which are used by certain financial advisers in those advisers’ wrap fee programs. These advisers have directed investments through their wrap-fee programs based on two models managed by Dr. Kuruvilla a total of $74.97 million as of June 30, 2024. Similarly, Ms. Bamford manages two portfolio models in which advisers have directed investments of $66.74 million as of June 30, 2024; and Mr. Singer manages two portfolio models in which advisers have directed investments of $66.74 million.

2.	Dr. Shih joined Eventide after June 30, 2024.

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, other pooled investment vehicles or other accounts referred to above.

EVENTIDE	59

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

As of June 30, 2024, the portfolio managers owned shares of the Funds the value of which fell within the following ranges:

	Gilead Fund	Healthcare & Life Sciences Fund	Balanced Fund	Dividend Growth Fund	Limited-Term Bond Fund	Exponential Technologies Fund	Core Bond Fund	Large Cap Focus Fund
Dr. Kuruvilla	$500,001-$1,000,000	$100,001- $500,000	$100,001- $500,000	$0 - $10,000	None	$50,001- $100,000	None	None
Ms. Bamford	$50,001- $100,000	$50,001- $100,000	$100,001- $500,000	Over $1,000,000	None	None	None	$100,001 - $500,000
Mr. Dirk	None	None	None	None	None	None	None	None
Mr. Singer	$0 – $10,000	None	$0 - $10,000-	$500,000 - $1,000,000	None	None	None	$500,001 - $1,000,000
Mr. Grogan	$10,001 - $50,000	$10,001 - $50,000	None	$50,001 - $100,000	None	None	None	$10,001 - $50,000
Dr. Shih[1]	None	None	None	None	None	None	None	None

1.	Dr. Shih joined Eventide after June 30, 2024.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers responsible for multiple funds are presented with the following potential conflicts:

Advising multiple accounts may result in a portfolio manager devoting unequal time and attention to each account. Advising multiple funds and accounts also may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

■	With respect to securities transactions for the Funds, the Adviser, and the Sub-Adviser as applicable to its portion of the Balanced Fund, Limited-Term Bond Fund and Core Bond Fund, determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund.

■	The appearance of a conflict of interest may arise where an adviser has an incentive, such as a performance-based advisory fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because a portfolio manager’s compensation is linked to the sale of Fund shares, the portfolio manager may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

■	The Funds have adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that the code of ethics will adequately address such conflicts.

The Funds may invest in securities in which venture capital funds that are managed by Clarus Ventures, LLC also invest. Dr. Finny Kuruvilla, the portfolio manager for the Exponential Technologies Fund, Gilead Fund, and the Healthcare & Life Sciences Fund, was also an employee of Clarus serving in a research role from July 2008 through October 2016. As a result of his Clarus role and investments in Clarus funds, Dr. Kuruvilla expects to receive distributions from Clarus funds independent of any investment made by these Funds in the same securities as Clarus

EVENTIDE	60

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

funds. Dr. Kuruvilla does not receive compensation from Clarus for these Funds’ investments in the same securities as Clarus funds.

The Funds may invest in securities in which venture capital funds that are managed by Wellington Management Company LLP also invest. Dr. Shih, a portfolio manager for the Healthcare & Life Sciences Fund, was an employee of Wellington serving in a portfolio management role prior to joining Eventide. As a result of her Wellington role, Dr. Shih expects to receive distributions from Wellington funds independent of any investment made by the Fund in the same securities as Wellington funds. Dr. Shih does not receive compensation from Wellington for this Fund’s investments in the same securities as Wellington funds.

The Adviser, the Sub-Adviser, and the Trust have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Code of Ethics

The Adviser, Boyd Watterson, Northern Lights Distributors, LLC, and the Trust have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Funds. Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Funds, subject to the restrictions of the code. The codes are filed as exhibits to the Trust’s registration statement.

Transfer Agent, Fund Accounting Agent and Financial Administrator

Ultimus Fund Solutions, LLC (“Ultimus”), which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as financial administrator, fund accountant and transfer agent for the Funds pursuant to the Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. Ultimus is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. Ultimus is an affiliate of the distributor.

Ultimus may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of Ultimus or its affiliates.

The Agreement will remain in effect for an initial term of three years from the effective date for the Funds, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or Ultimus on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of Ultimus. The Agreement provides that Ultimus shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

EVENTIDE	61

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Under the Agreement, Ultimus performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination of periodic reports to the Board, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust’s audits and examinations by assisting the Funds’ independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensuring that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Funds; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and paying, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting the Funds in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of Ultimus); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

Ultimus also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of each Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for each Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Funds’ custodian and Advisor; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Funds.

Ultimus also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, Ultimus is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For these services, each of the Funds pays Ultimus an annual asset-based fee of 0.13% of net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out-of-pocket expenses.

EVENTIDE	62

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

The Funds paid the following fees for these services for the fiscal years ended June 30, 2022, June 30, 2023, and June 30, 2024:

Fiscal Years or Periods Ended June 30:	2022	2023	2024
Gilead Fund	$1,647,690	$1,213,839	$1,023,544
Healthcare & Life Sciences Fund	$682,721	$588,161	$472,135
Balanced Fund	$188,784	$163,949	$132,355
Dividend Growth Fund	$178,815	$213,551	$195,182
Limited-Term Bond Fund	$109,818	$96,627	$80,849
Exponential Technologies Fund	$77,733	$66,865	$49,994
Core Bond Fund	$89,572	$49,996	$53,769
Large Cap Focus Fund	N/A1	$25,121	$22,501

1.	The Fund was not in operation during the fiscal year ended June 30, 2022.

MFund Services LLC (“MFund”) provides the Funds with various management and legal administrative services. For these services, each Fund pays MFund an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the Funds in the Trust advised by the Adviser):

Annual Asset-Based Fee
0.10% of assets from $0 to $50,000,000
0.07% of assets from $50,000,000 to $100,000,000
0.05% of assets from $100,000,000 to $250,000,000
0.04% of assets from $250,000,000 to $500,000,000
0.03% of assets from $500,000,000 to $1,000,000,000
0.02% of assets from $1,000,000,000 to $5,000,000,000
0.01% of assets from $5,000,000,000 and above

In addition, the Funds reimburse Mfund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of each of AlphaCentric Advisors LLC and Catalyst Capital Advisers LLC (investment advisers to other series of the Trust), MFund, and is a Trustee of the Trust.

The Funds paid MFund the following amounts shown for the services provided to the Fund for the last three fiscal years ended June 30:

Fiscal Years or Periods Ended June 30:	2022	2023	2024
Gilead Fund	$916,929	$752,676	$753,401
Healthcare & Life Sciences Fund	$346,326	$340,987	$328,420
Balanced Fund	$81,609	$74,475	$71,477
Dividend Growth Fund	$90,870	$107,060	$140,604
Limited-Term Bond Fund	$40,697	$33,223	$28,166
Exponential Technologies Fund	$29,190	$20,891	$24,657
Core Bond Fund	$25,959	$14,211	$21,649
Large Cap Focus Fund	N/A1	$1,343	$8,996

1.	The Fund was not in operation during the fiscal year ended June 30, 2022.

EVENTIDE	63

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Compliance Services

MFund provides the Chief Compliance Officer and certain compliance related services to the Trust pursuant to a Compliance Services Agreement.

The Funds paid MFund Services the following amounts for compliance services provided to the Fund for the last three fiscal years ended June 30:

Fiscal Years or Periods Ended June 30:	2022	2023	2024
Gilead Fund	$128,066	$95,111	$99,011
Healthcare & Life Sciences Fund	$52,591	$46,067	$47,437
Balanced Fund	$18,579	$17,894	$17,132
Dividend Growth Fund	$18,225	$19,292	$23,545
Limited-Term Bond Fund	$13,178	$12,993	$11,994
Exponential Technologies Fund	$10,221	$9,247	$9,813
Core Bond Fund	$11,373	$10,575	$11,304
Large Cap Focus Fund	N/A1	$6,968	$7,789

1.	The Fund was not in operation during the fiscal year ended June 30, 2022.

Custodian

Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association (the “Custodian”), 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, the Custodian serves as the custodian of the Funds. The Custodian is responsible for custody of all securities and cash of the Funds. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

Independent Registered Public Accounting Firm

The Funds’ independent registered public accounting firm is Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103. Shareholders will receive annual financial statements, together with a report of independent registered public accounting firm, and semiannual unaudited financial statements of the Funds. Cohen & Company, Ltd. will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

Counsel

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust.

EVENTIDE	64

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Distributor

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Funds. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

Each Fund has adopted Distribution and Shareholder Servicing Plans (each a “Plan,” collectively, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under the Funds’ Plan related to Class A Shares, each Fund incurs an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b - 1 Fee”). Class A Shares of the Funds are currently incurring an annual fee of up to 0.25% of its average daily net assets. If authorized by the Board and upon notice to shareholders, a Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. Under the Funds’ Plan related to Class C Shares, each Fund incurs an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares (the “Class C 12b - 1 Fee”). Under the Funds’ Plan related to Class N Shares, each Fund incurs an annual fee of up to 0.25% of the average daily net assets of the respective Fund’s shares (the “Class N 12b-1 Fee”) (the Class A 12b-1 Fee, the Class C 12b-1 Fee and the Class N 12b-1 Fee are collectively referred to as the “12b-1 Fee”). Each Fund is currently incurring an annual fee of up to 0.25% of the Fund’s average daily net assets for Class A Shares, up to 1.00% for Class C shares, and up to 0.20% of the Fund’s average daily net assets for Class N shares.

Each 12b—1 Fee may be used to pay a fee to broker-dealers, including the Distributor and affiliates of the Distributor, the Adviser, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse parties for shareholder services and distribution- related expenses. It is expected that the Plans will aid the Funds in attracting new shareholders and assets that will provide benefits to the Funds including reduced expense ratios due to higher asset levels.

EVENTIDE	65

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements entered into in connection with the Plans (the “Qualified Trustees”). The Plans may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount a Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective class of the Fund. Other material amendments to the Plans would be required to be approved by vote of the Board, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such a waiver is not required.

Dealers who are holders or dealers of record for accounts in the Funds may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Adviser, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of the Funds. Such compensation provided by the Adviser may include financial assistance to dealers that enable the Adviser to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. The Adviser makes payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

The table below states the amounts paid by Class A, Class C and Class N shares of each Fund under the distribution plans for the fiscal year ended June 30, 2024.

	Gilead Fund	Healthcare & Life Sciences Fund	Balanced Fund	Dividend Growth Fund	Limited-Term Bond Fund	Exponential Technologies Fund	Core Bond Fund	Large Cap Focus Fund
Class A Shares	$860,598	$340,157	$66,748	$106,232	$27,175	$21,675	$1,008	$1,865
Class C Shares	$1,912,191	$644,059	$157,808	$164,320	$14,455	$27,085	$2,535	$1,009
Class N Shares	$980,046	$222,274	$55,029	$179,530	$35,466	$43,010	$70,040	$12,769

The table below states the principal types of activities for which Class A, Class C and Class N shares of each Fund made payments under the distribution plans for the fiscal year ended June 30, 2024.

	Class A	Class C	Class N
Gilead Fund
Advertising & Sales Literature	—	$57,786	—
Printing & Mailing of Prospectuses	—	—	—
Compensation to Underwriters	—	—	—
Compensation to Broker Dealers	$821,658	$1,887,358	$1,135,291
Compensation to Sales Personnel	$40,496	$4,814	$25,486
Interest, Carrying or other Financial Charges	—	—	—
Compensation to the Adviser for Distribution-Related Expenses	—	—	—

EVENTIDE	66

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

	Class A	Class C	Class N
Other – Accrued and Unpaid	—	—	—
Healthcare & Life Sciences Fund
Advertising & Sales Literature	—	$25,194	—
Printing & Mailing of Prospectuses	—	—	—
Compensation to Underwriters	—	—	—
Compensation to Broker Dealers	$324,487	$617,605	$269,626
Compensation to Sales Personnel	$21,450	$3,522	$26,234
Interest, Carrying or other Financial Charges	—	—	—
Compensation to the Adviser for Distribution-Related Expenses	—	—	—
Other – Accrued and Unpaid	—	—	—

	Class A	Class C	Class N
Balanced Fund
Advertising & Sales Literature	—	$5,419	—
Printing & Mailing of Prospectuses	—	—	—
Compensation to Underwriters	—	—	—
Compensation to Broker Dealers	$65,941	$146,303	$68,392
Compensation to Sales Personnel	$4,609	$696	$6,026
Interest, Carrying	—	—	—
or other Financial Charges	—	—	—
Compensation to the Adviser for Distribution-Related Expenses	—	—	—
Other – Accrued and Unpaid	—	—	—
Dividend Growth Fund
Advertising & Sales Literature	—	$10,442	—
Printing & Mailing of Prospectuses	—	—	—
Compensation to Underwriters	—	—	—
Compensation to Broker Dealers	$118,518	$118,295	$216,510
Compensation to Sales Personnel	$9,076	$1,294	$9,946
Interest, Carrying or other Financial Charges	—	—	—
Compensation to the Adviser for Distribution-Related Expenses	—	—	—
Other – Accrued and Unpaid	—	—	—
Limited-Term Bond Fund
Advertising & Sales Literature	—	$2,123	—
Printing & Mailing of Prospectuses	—	—	—
Compensation to Underwriters	—	—	—
Compensation to Broker Dealers	$38,746	$13,137	$43,134
Compensation to Sales Personnel	$7,715	$597	$5,072
Interest, Carrying or other Financial Charges	—	—	—
Compensation to the Adviser for Distribution-Related Expenses	—	—	—
Other – Accrued and Unpaid	—	—	—
Exponential Technologies Fund
Advertising & Sales Literature	—	$1,881	—
Printing & Mailing of Prospectuses	—	—	—
Compensation to Underwriters	—	—	—
Compensation to Broker Dealers	$46,758	$21,639	$52,809
Compensation to Sales Personnel	$1,770	$383	$7,512
Interest, Carrying or other Financial Charges	—	—	—
Compensation to the Adviser for Distribution-Related Expenses	—	—	—
EVENTIDE	67

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

	Class A	Class C	Class N
Other – Accrued and Unpaid	—	—	—
Core Bond Fund
Advertising & Sales Literature	—	$1,586	—
Printing & Mailing of Prospectuses	—	—	—
Compensation to Underwriters	—	—	—
Compensation to Broker Dealers	$789	$1,796	$92,033
Compensation to Sales Personnel	$803	$35	$8,054
Interest, Carrying or other Financial Charges	—	—	—
Compensation to the Adviser for Distribution-Related Expenses	—	—	—
Other – Accrued and Unpaid	—	—	—

	Class A	Class C	Class N
Large Cap Focus Fund
Advertising & Sales Literature	—	$532	—
Printing & Mailing of Prospectuses	—	—	—
Compensation to Underwriters	—	—	—
Compensation to Broker Dealers	$1,194	$115	$12,936
Compensation to Sales Personnel	$503	$40	$4,835
Interest, Carrying or other Financial Charges	—	—	—
Compensation to the Adviser for Distribution-Related Expenses	—	—	—
Other – Accrued and Unpaid	—	—	—

The Distributor received the following commissions and other compensation during the fiscal year ended June 30, 2024:

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Gilead Fund	$125,122		$ 692,745	—
Healthcare & Life Sciences Fund	$50,717	—	$ 294,102	—
Balanced Fund	$43,616	—	$ 227,940	—
Dividend Growth Fund	$53,742	—	$ 304,320	—
Limited-Term Bond Fund	$ 2,416	—	$ 11,664	—
Exponential Technologies Fund	$11,798	—	$ 61,170	—
Core Bond Fund	$ 1,911	—	$ 7,952	—
Large Cap Focus Fund	$6,656	—	$ 35,802	—

Additional Compensation to Financial Intermediaries

Each Fund may directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a

EVENTIDE	68

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Funds’ transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Adviser or affiliates of the Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Funds’ shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Funds’ shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Funds’ shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Funds’ shares over other classes of the Funds’ shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Funds may use financial firms that sell its shares to effect portfolio transactions for the Funds, the Funds and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

EVENTIDE	69

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Proxy Voting Policy

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser may further delegate such proxy voting to a third-party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with proxy policies and procedures adopted by the Adviser. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of the Funds’ shareholders. In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how a Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board. A summary of the Adviser’s proxy voting policies is attached hereto as Appendix B.

Information on how the Funds voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-771-3836 or on the SEC’s Internet site at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures is also available by calling 1-877-771-3836 and will be sent within three business days of receipt of a request.

Portfolio Turnover

Turnover rates are primarily a function of the Funds’ response to market conditions. The following table details the portfolio turnover rates of the Funds for the last two fiscal years ended June 30.

Fund	2023	2024
Gilead Fund	34%	36%
Healthcare & Life Sciences Fund	79%	71%
Balanced Fund	48%	43%
Dividend Growth Fund	50%	38%
Limited-Term Bond Fund	34%	33%
Exponential Technologies Fund	80%	70%
Core Bond Fund	57%	33%
Large Cap Focus Fund	48%	101%

The increase in the Large Cap Focus Fund’s portfolio turnover rate from 48% in the 2023 fiscal year to 101% in the 2024 fiscal year was the result of strategically broadening the Fund’s exposure across various industries and end markets while reducing the Fund’s overweight position in technology.

Portfolio Transactions

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

EVENTIDE	70

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Funds on the basis of the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a commission to broker-dealers who provide brokerage and research services to the Adviser for effecting a securities transaction for the Funds. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Funds and to their other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers may be used for the benefit of all of the clients of the Adviser and not solely or necessarily for the benefit of the Funds. The Adviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent a Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund.

Certain investments may be appropriate for the Funds and also for other clients advised by the Adviser. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for one or more clients. In such event, and to the extent permitted by applicable law and regulations, such transactions will be aggregated and allocated among the clients in a manner believed to be equitable to each. When market supply is insufficient to fill an aggregate order, generally such allocation will be made pro rata based on a client account’s initial order size.

EVENTIDE	71

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

The following table details the amount of commissions paid by the Funds on the purchase and sale of securities during the last three fiscal years or period ended June 30, none of which were paid to the Distributor.

Fund	2022	2023	2024
Gilead Fund	$1,390,390	$1,877,204	$1,947,187
Healthcare & Life Sciences Fund	$1,708,316	$2,124,845	$2,144,861
Balanced Fund	$133,233	$125,297	$86,207
Dividend Growth Fund	$272,737	$266,297	$257,665
Limited-Term Bond Fund	$0	$0	$0
Exponential Technologies Fund	$142,108	$171,824	$139,339
Core Bond Fund	$0	$0	$0
Large Cap Focus Fund	N/A1	$5,044	$36,880

1.	The Fund was not in operation during the fiscal year ended June 30, 2022.

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with the Distributor or from the Distributor directly. As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Funds. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board has determined that, until otherwise approved by the Board, all redemptions in the Funds be made in cash

EVENTIDE	72

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

only. If the Board determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of funds in the Eventide Fund family, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of the Funds with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares (of any class) owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the “Investor”) in some or all of the Funds in the Eventide family of funds to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV.

For example, if an investor owned Class C shares of the Gilead Fund worth $40,000 at the current NAV and purchased an additional $10,000 of Class A shares of the Balanced Fund, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

EVENTIDE	73

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Funds with sufficient information to verify that the purchase qualifies for the discount.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial adviser.

Waivers of Deferred Sales Charge on Class C Shares

Certain intermediaries may provide for waivers, with respect to the CDSC assessed on certain sales of Class C shares, which are described in Appendix A to the Fund’s Prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers.” Class C Shares are sold without an initial front-end sales charge, but a deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 12 months of purchase. The deferred sales charge on Class C Shares may be waived for:

■	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

■	Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

■	Redemptions where your dealer of record notifies the Distributor, prior to the time of investment, that the dealer waives the 1.00% advance payment otherwise payable to such dealer;

■	Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

■	Withdrawals through the Systematic Withdrawal Plan.

Exchange Privilege

As described in the Funds’ Prospectus under “How To Redeem Shares—Exchange Privilege,” the Funds offer an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in either of the funds in the Eventide Fund family, in the same class shares at net asset value, provided the account registration information of the other Fund is the same. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

EVENTIDE	74

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is incorporated by reference into (or legally considered part of) the prospectus.

In all instances, it is the shareholder’s responsibility to notify the Funds or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these reductions or waivers.

Net Asset Value

Each Fund’s net asset value (“NAV”) per share is determined by dividing the total value of the Fund’s assets, less any liabilities, by the number of shares of the Fund outstanding.

The net asset value per share of the Funds is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.

Assets for which market quotations are available are valued, by independent pricing services, as follows.

■	Exchange-traded domestic equity securities are generally valued at the last sales price on a national securities exchange (except the NASDAQ Stock Market). Domestic equity securities traded on the NASDAQ Stock Market are generally valued at the NASDAQ Official Closing Price (NOCP) on the date of valuation. Domestic equity securities that are not traded on an exchange are generally valued at the last sales price. Exchange-traded foreign equity securities are generally valued, in the appropriate currency, at the last quoted sales price on the relevant exchange. Foreign equity securities that are not exchange-traded are generally valued, in the appropriate currency, at the last sales price. Rights and warrants are valued at the last sales price on a national securities exchange.

■	Debt securities, including foreign debt securities, are valued by an approved independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost unless it is determined that amortized cost does not represent fair value (e.g., securities that are not expected to mature at par). Debt securities with remaining maturities of 60 days or less that are not valued based on amortized cost are valued based on prices provided by approved independent pricing services.

EVENTIDE	75

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

■	Shares of ETFs and closed-end registered investment companies are valued in the same manner as other equity securities. Mutual funds are valued at their net asset values.

■	Foreign currencies are valued at the last quoted foreign exchange London close quotation from an approved independent pricing service. The value of assets and liabilities denominated in currencies other than the U.S. dollar are translated into their U.S. dollar equivalent values at such last foreign exchange quotation.

■	Exchange-listed swaps and total return swaps on exchange-listed securities are generally valued at the last quoted sales price. Other swaps are valued by an approved independent pricing service. If no valuation is available from an approved independent pricing service, then at the price received from the broker-dealer/counterparty that issued the swap.

■	Exchange-traded options are generally valued at the closing price or last sale price on the primary exchange for that option as recorded by an approved independent pricing service. Exchange-traded options that are part of a straddle are valued at the mean price provided by an approved independent pricing service. Over-the-counter index options and other derivative contracts (other than swaps as set forth above) on securities, currencies and other financial instruments are generally valued at mean prices provided by an approved independent pricing service. In the absence of such a value, such derivatives contracts are valued at the marked-to-market price (or the evaluated price if a marked-to-market price is not available) provided by the broker-dealer with which the option was traded (which may also be the counterparty).

■	Futures contracts are valued at their settlement price on the exchange on which they are traded. If settlement price is not available, the contracts are priced at the last trade price prior to the close. If the settlement price or last trade price is not available, then at the mean of the quoted bid and asked prices on such exchange.

■	Foreign currency forward contracts are valued by an approved independent pricing service at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the prevailing forward rates, and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the London Stock Exchange (usually 11:00 a.m. Eastern Time).

When approved by the Board, certain securities may be valued on the basis of valuations provided by an independent pricing service when the Board believes such prices reflect the fair value of such securities. Securities that are fair valued by the Funds’ valuation designee are typically those that lack a readily observable or market-corroborated price, involve private companies that do not file periodic financial reports, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company’s involvement in merger or acquisition activity, with widely varying valuations placed on the company’s assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Many private companies are not required to file periodic financial reports, leading to challenges in the Adviser’s ability to evaluate a company’s business prospects, financial performance, and securities. Fair valued prices assigned to the Funds’ investments in private companies are based on a variety of factors, reviewed regularly, and updated as additional information becomes available. The process of applying a fair value price to a security involves substantial subjectivity and discretion on the part of the Adviser, services providers, and others acting in good faith, and it is possible that the fair value assigned to a security may differ materially from the value assigned by other market participants, including prospective purchasers of a security sold by a Fund. Accordingly, it is possible for fair valued securities to be sold at prices that are materially lower than expected.

EVENTIDE	76

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Adviser using methods and procedures reviewed and approved by the Board.

Tax Information

Each Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve a Fund of liability for federal income taxes. If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits and would be eligible for the dividends-received deduction for corporations.

As of June 30, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Core Bond Fund	$134,336	—	$(1,684,290)	$(12,068,354)	—	$(5,777,775)	$(19,396,083)
Dividend Growth Fund	—	—	—	(29,963,628)	—	174,762,055	144,798,427
Exponential Technologies Fund	—	—	(4,059,785)	(54,162,724)	—	25,669,663	(32,552,846)
Gilead Fund	—	—	(26,704,302)	(37,418,371)	—	1,178,997,554	1,114,874,881
Healthcare & Life Sciences Fund	—	—	(6,684,024)	(27,962,098)	—	52,667,539	18,021,417
Limited-Term Bond Fund	42,977	—	(739,165)	(7,823,197)	—	(2,813,847)	(11,333,232)
Balanced Fund	—	—	—	(10,658,695)	—	42,023,899	31,365,204
Large Cap Focus Fund	1,254,858	$2,379,611	—	—	—	7,231,030	10,865,499

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred may be carried forward indefinitely

EVENTIDE	77

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

and retain the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Investments in Foreign Securities

The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund’s income dividends paid to you.

Pass-Through of Foreign Tax Credits. Each Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Fund will be able to do so. For any year for which the Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues receivables or liabilities denominated

EVENTIDE	78

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you but reduces the tax basis of your shares in a Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. Each Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities a Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, a Fund may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require a Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Foreign Shareholders

U.S. withholding and estate taxes may apply to any investments made by non-U.S. investors in a Fund. The American Jobs Creation Act of 2004, as extended by the Emergency Economic Stabilization Act of 2008 and later by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, provides relief from U.S. withholding tax for certain properly designated distributions made with respect to a Fund’s taxable year beginning prior to 2012, assuming the investor provides valid tax documentation certifying non-U.S. status. The relief does not by its terms apply to a Fund’s taxable year beginning in or after 2012 unless so extended by Congress. A Fund will generally apply this relief, where applicable, to Fund distributions made to you if you invest directly with the Fund. If you hold Fund

EVENTIDE	79

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

shares through a broker or intermediary, your broker or intermediary may apply this relief to distributions made to you with respect to those shares. If your broker or intermediary instead collects withholding tax where this relief is applicable, you may be able to reclaim such withholding tax from the IRS. Please consult your tax adviser.

Please be aware that the U.S. tax information contained in this SAI is not intended or written to be used and cannot be used for the purpose of avoiding U.S. tax penalties.

Financial Statements

The financial statements of each Fund and the independent registered public accounting firm’s report for the fiscal year ended June 30, 2024 are hereby incorporated by reference.

EVENTIDE	80

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Appendix A	Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues;

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities;

A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future;

EVENTIDE	81

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well;

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class;

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small;

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest;

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings;

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree;

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

EVENTIDE	82

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

EVENTIDE	83

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Appendix B	Eventide Asset Management, LLC Proxy Voting Policies and Procedures

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 and amendments to Rule 204-2 under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities, Eventide Asset Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures and coordinates with service providers to effect proxy voting concerning companies held within investment portfolios of our clients.

KEY OBJECTIVES

The key objective of these policies and procedures is to recognize that a company’s management is entrusted with the day-to-day operations and longer-term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, to advance the best interests of Fund investors consistent with the ethical principles described in the Funds’ prospectus, we will seek to promote integrity and value creation within portfolio companies by paying particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

EVENTIDE	84

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

Consistency with Ethical Screening Criteria. Maintaining consistency with our ethical criteria is a requirement for ongoing Fund investments in companies. We believe it is consistent with our fiduciary duties to encourage alignment of corporate actions with our ethical criteria for companies.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company and vote accordingly.

We believe that we invest in companies with strong management. Therefore, we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that reasonable turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will not generally set term limits on independent directors but will consider the average tenure of all directors for sufficient turnover.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures. We consider each vote on a case-by-case basis and reserve the right to override votes when we believe it is in the shareholders’ best interest for long-term value creation.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-Based Compensation Plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

EVENTIDE	85

S T A T E M E N T O F A D D I T I O N A L I N F O R M A T I O N	N o v e m b e r 1 , 2 0 2 4

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.	Requiring senior executives to hold stock in a company.

2.	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

We recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills. Therefore, we will generally evaluate shareholder rights plans on a case-by-case basis, focusing on the features of such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-877-771-3836. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

EVENTIDE	86

PART C: OTHER INFORMATION

Item 28. Exhibits

(a) Declaration of Trust.

(i)	Registrant’s Agreement and Declaration of Trust, which was filed as an exhibit to the Registrant’s Registration Statement on March 17, 2006, is hereby incorporated by reference.

(ii)	Amendment No. 51 to the Agreement and Declaration of Trust which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(b) By-laws. Registrant’s By-laws, which were filed as an exhibit to the Registrant’s Registration Statement on March 17, 2006, are hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holders. None (other than in the Declaration of Trust and By-laws of the Registrant).

(d) Investment Advisory Contracts.

Catalyst Capital Advisors LLC (as adviser)

(i)	Management Agreement with Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on February 29, 2008, is hereby incorporated by reference.

(ii)	Amended Exhibit to Management Agreement with Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 25, 2023, is hereby incorporated by reference.

(iii)	Investment Advisory Agreement with Catalyst Capital Advisors LLC, with respect to the Catalyst/Aspect Enhanced Multi-Asset Fund, which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2024, is hereby incorporated by reference.

(iv)	Investment Advisory Agreement with Catalyst Capital Advisors LLC, with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(v)	Expense Limitation Agreement between the Trust and Catalyst Capital Advisors LLC which was filed as an exhibit to the Registrant’s Registration Statement on November 30, 2018, is hereby incorporated by reference.

(vi)	Amended Exhibit A to the Expense Limitation Agreement with Catalyst Capital Advisors LLC which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

SMH Capital Advisors, Inc.

(vii)	Sub-Advisory Agreement between Catalyst and SMH Capital Advisors, Inc. for the Catalyst/SMH High Income Fund and the Catalyst/SMH Total Return Income Fund, which was filed as an exhibit to the Registrant’s Registration Statement on October 26, 2017, is hereby incorporated by reference.

Managed Asset Portfolios, LLC

(viii)	Sub-Advisory Agreement between Catalyst and Managed Asset Portfolios, LLC for the Catalyst/MAP Global Balanced Fund and Catalyst/MAP Global Equity Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 29, 2011, is hereby incorporated by reference.

Cookson, Peirce & Co., Inc.

(ix)	Sub-Advisory Agreement between Catalyst and Cookson, Peirce & Co., Inc. for the Catalyst Dynamic Alpha Fund, Catalyst/CP World Equity Fund, Catalyst/CP Focus Large Cap Fund, and Catalyst/CP Focus Mid Cap Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.

Lyons Wealth Management, LLC

(x)	Sub-Advisory Agreement between Catalyst and Lyons Wealth Management LLC for the Catalyst/Lyons Tactical Allocation Fund, which was filed with the Registration’s Registration Statement on October 29, 2014, is hereby incorporated by reference.

Princeton Advisory Group, Inc.

(xi)	Sub-Advisory Agreement between Catalyst and Princeton Advisory Group, Inc. for the Catalyst/Princeton Floating Rate Income Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2012, is hereby incorporated by reference.

(xii)	Amended Exhibit A to the Sub-Advisory Agreement between Catalyst and Princeton Advisory Group, Inc. which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.

Millburn Ridgefield Corporation

(xiii)	Sub-Advisory Agreement among Catalyst, Mutual Fund Series Trust and Millburn Ridgefield Corporation for the Catalyst/Millburn Hedge Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on January 28, 2021, is hereby incorporated by reference.

(xiv)	Sub-Advisory Agreement among Catalyst, Mutual Fund Series Trust and Millburn Ridgefield Corporation for the Catalyst/Millburn Dynamic Commodity Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 1, 2021, is hereby incorporated by reference.

Eventide Asset Management, LLC

(xv)	Management Agreement with Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 30, 2008, is hereby incorporated by reference.

(xvi)	Amended Exhibit 1 to Management Agreement with Eventide Asset Management, LLC with respect to Eventide Exponential Technologies Fund and Eventide Core Bond Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 17, 2020, and is hereby incorporated by reference.

(xviix)

Amended Exhibit 1 to Management Agreement with Eventide Asset Management, LLC with respect to Eventide Large Cap Focus Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 8, 2022, is hereby incorporated by reference.

(xviii)	Expense Limitation Agreement with Eventide Asset Management, LLC which was filed as an exhibit to the Registrant’s Registration Statement on October 25, 2018, is hereby incorporated by reference.

(xix)	Amended Exhibit to the Expense Limitation Agreement with Eventide Asset Management LLC with respect to the Eventide Large Cap Focus Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 8, 2022, is hereby incorporated by reference.

Goshen Rock Capital, LLC

(xx)	Sub-Advisory Agreement between AlphaCentric and Goshen Rock Capital, LLC with respect to the AlphaCentric Strategic Income Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 28, 2021, is hereby incorporated by reference.
(xxii)	Amendment to the Sub-Advisory Agreement between AlphaCentric and Goshen Rock Capital, LLC with respect to the AlphaCentric Strategic Income Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 28, 2021, is hereby incorporated by reference.

Aspect Capital Inc.

(xxiii)	Sub-Advisory Agreement between Catalyst and Aspect Capital Limited with respect to the Catalyst/Aspect Enhanced Multi-Asset Fund, which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2024, is hereby incorporated by reference.

Welton Investment Partners LLC.

(xxiv)	Sub-Advisory Agreement between Catalyst and Welton Investment Partners LLC with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

Empiric Advisors, Inc,

(xxv)	Management Agreement with Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.

(xxvi)	Expense Limitation Agreement with Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on January 25, 2018, is hereby incorporated by reference.

JAG Capital Management LLC

(xxvii)	Management Agreement with JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.

(xxviii)	Amended Exhibit 1 to the Management Agreement with JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 28, 2020, is hereby incorporated by reference.

(xxix)	Expense Limitation Agreement with JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2018, is hereby incorporated by reference.

(xxx)	Amended Exhibit A to the Expense Limitation Agreement with JAG Capital Management LLC which was filed as an exhibit to the Registrant’s Registration Statement on January 28, 2020, is hereby incorporated by reference.

AlphaCentric Advisors LLC

(xxxi)	Management Agreement with AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.

(xxxii)

Amended Exhibit A to the Management Agreement with AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 28, 2023, is hereby incorporated by reference.

(xxxiii)	Management Agreement with AlphaCentric Advisors LLC with respect to the AlphaCentric LifeSci Healthcare Fund which was filed as an exhibit to the Registrant’s Registration Statement on November 19, 2019, is hereby incorporated by reference.

SL Advisors, LLC

(xxxiv)	Sub-Advisory Agreement between Catalyst and SL Advisors, LLC with respect to the Catalyst Energy Infrastructure Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.

Garrison Point Capital, LLC

(xxxvii)	Sub-Advisory Agreement between AlphaCentric Advisors LLC and Garrison Point Capital, LLC with respect to the AlphaCentric Income Opportunities Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 28, 2023, is hereby incorporated by reference.

Boyd Watterson Asset Management, LLC

(xxxvi)	Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC with respect to the Eventide Multi-Asset Income Fund, Eventide Limited-Term Bond Fund and Eventide Core Bond Fund, which was filed as an exhibit to the Registrant’s Registration Statement on May 13, 2020, is hereby incorporated by reference.

(xxxvii)	Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC with respect to the Eventide Core Bond Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 28, 2020, is hereby incorporated by reference.

(xxxviii)	Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC with respect to the Eventide Balanced Fund, Eventide Limited-Term Bond Fund and Eventide Core Bond Fund, is filed herewith.

Exceed Advisory LLC

(xxxix)	Sub-Advisory Agreement between Catalyst and Exceed Advisory LLC, with respect to the Catalyst Buffered Shield Fund, which was filed as an exhibit to the Registrant’s Registration Statement on August 25, 2017, is hereby incorporated by reference.

Wynkoop, LLC

(xl)	Sub-Advisory Agreement between Catalyst and Wynkoop, LLC with respect to Catalyst Enhanced Income Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 29, 2022, is hereby incorporated by reference

CIFC Investment Management, LLC

(xli)	Sub-Advisory Agreement between Catalyst and CIFC Capital Management, LLC with respect to the Catalyst/CIFC Senior Secured Income Fund which was filed as an exhibit to the Registrant’s Registration Statement on August 31, 2018, is hereby incorporated by reference.

Mount Lucas Management LP

(xlii)	Reserved.

(xliii)	Sub-Advisory Agreement between AlphaCentric and Mount Lucas Management, LP with respect to the AlphaCentric Symmetry Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

 Contego Capital Group, Inc.

(xliv)	Sub-Advisory Agreement between AlphaCentric and Contego Capital Group, Inc. with respect to the AlphaCentric Robotics and Automation Fund which was filed as an exhibit to the Registrant’s Registration Statement on May 31,2019, is hereby incorporated by reference.

LifeSci Fund Management LLC

(xlv)	Sub-Advisory Agreement between AlphaCentric and LifeSci Fund Management with respect to the AlphaCentric LifeSci Healthcare Fund which was filed as an exhibit to the Registrant’s Registration Statement on November 19, 2019, is hereby incorporated by reference.

Warrington Asset Management, LLC

(xlvi)	Sub-Advisory Agreement between Catalyst and Warrington Asset Management, LLC with respect to the Catalyst/Warrington Strategic Program Fund which was filed as an exhibit to the Registrant’s Registration Statement on February 5, 2020, is hereby incorporated by reference.

Equity Armor Investments, LLC

(xlvii)	Sub-Advisory Agreement between Catalyst and Equity Armor Investments, LLC with respect to the Catalyst Nasdaq-100 Hedged Equity Fund, which was filed as an exhibit to the Registrant’s Registration Statement on October 1, 2020, is hereby incorporated by reference.

(e) Underwriting Contracts.

(i)	Underwriting Agreement with Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 8, 2022, is hereby incorporated by reference.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodian Agreements.

(i)	Custody Agreement with U.S. Bank National Association which was filed as an exhibit to the Registrant’s Registration Statement on July 27, 2018 is hereby incorporated by reference.

(ii)	Amended Appendix B to the Custody Agreement with U.S. Bank National Association which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

(iii)	Amendment to the Custody Agreement with U.S. Bank National Association with respect to the Eventide Large Cap Focus Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 8, 2022, is hereby incorporated by reference.

(iv)	Amendment to the Custody Agreement with U.S. Bank National Association with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(h) Other Material Contracts.

(i)	Form of Fund Services Agreement with Gemini Fund Services, LLC which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.

(ii)	Administrative Services Agreement with Gemini Fund Services LLC and ACSSF Fund Limited (a wholly-owned subsidiary of AlphaCentric Symmetry Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2024, is hereby incorporated by reference.

(iii)	Management Services Agreement with MFund Services LLC, with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(iv)	Securities Lending Agreement with The Huntington National Bank, which was filed as an exhibit to the Registrant’s Registration Statement on May 20, 2011, is hereby incorporated by reference.

(v)	Compliance Services Agreement with MFund Services LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 27, 2023 is hereby incorporated by reference.

(vi)	Investment Advisory Agreement with Catalyst Capital Advisors LLC relating to the CSACS Fund Limited (a wholly-owned subsidiary of Catalyst Systematic Alpha Fund) which was filed as an exhibit to the Registrant’s Registration Statement on October 27, 2017, is hereby incorporated by reference.

(vii)	Investment Advisory Agreement with AlphaCentric Advisors LLC relating to the ACSSF Fund Limited (a wholly-owned subsidiary of AlphaCentric Symmetry Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

(viii)	Sub-Advisory Agreement between AlphaCentric and Mount Lucas Management, LP relating to the ACSSF Fund Limited (a wholly-owned subsidiary of AlphaCentric Symmetry Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

(ix)	Private Investment Company Custodian Agreement relating to the ACSSF Fund Limited (a wholly-owned subsidiary of AlphaCentric Symmetry Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

(x)	License Agreement between NASDAQ and Equity Armor Investments, LLC, and Sub-License Agreement between Equity Armor Investments, LLC and MFST on behalf of Catalyst Nasdaq-100 Hedged Equity Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 28, 2021, is hereby incorporated by reference.

(xi)	Sub-Advisory Agreement between Catalyst Capital Advisors LLC and Millburn Ridgefield Corporation relating to the CHCSF Fund Limited (a wholly-owned subsidiary of Catalyst/Millburn Dynamic Commodity Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on June 1, 2021, is hereby incorporated by reference.

(xii)	Investment Advisory Agreement with Catalyst Capital Advisors LLC relating to the CAEMAF Fund Limited (a wholly-owned subsidiary of Catalyst/Aspect Enhanced Multi-Assets Fund) which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2024, is hereby incorporated by reference.

(xiii)	Sub-Advisory Agreement between Capital Advisors LLC and Aspect Capital Limited relating to the CAEMAF Fund Limited (a wholly-owned subsidiary of Catalyst/Aspect Enhanced Multi-Assets Fund) which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2024, is hereby incorporated by reference.

(xiv)	Private Investment Company Custodian Agreement relating to the CAEMAF Fund Limited (a wholly-owned subsidiary of Catalyst/Aspect Enhanced Multi-Assets Fund) which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2024, is hereby incorporated by reference.

(xv)

Investment Advisory Agreement with Catalyst Capital Advisors LLC relating to the CWAMSF Fund Limited (a wholly-owned subsidiary of Catalyst/Welton Advantage Multi-Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(xvi)

Sub-Advisory Agreement between Capital Advisors LLC and Welton Investment Partners LLC relating to the CWAMSF Fund Limited (a wholly-owned subsidiary of Catalyst/Welton Advantage Multi-Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(xvii)	Private Investment Company Custodian Agreement relating to the CWAMSF Fund Limited (a wholly-owned subsidiary of Catalyst/Welton Advantage Multi-Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(xviii)	Private Investment Company Custodian Agreement relating to the CIBF Fund Limited (a wholly-owned subsidiary of Catalyst Insider Buying Fund), is filed herewith.

(xiv)	Investment Advisory Agreement with Catalyst Capital Advisors LLC relating to the CIBF Fund Limited (a wholly-owned subsidiary of Catalyst Insider Buying Fund), is filed herewith.

(i) Legal Opinion.

(i)	Legal Opinion of Thompson Hine LLP, which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.
(ii)	Consent of Thompson Hine LLP is filed herewith.

(j) Other Opinions

(i)	Consent of Cohen & Company Ltd. is filed herewith.
(ii)	Consent of Deloitte Ltd. which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

 (k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. Agreement of initial shareholder, which was filed as an exhibit to the Registrant’s Registration Statement on July 11, 2006, is hereby incorporated by reference.

(m) Rule 12b-1 Plan.

(i)	Revised Class A Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.

(ii)	Amended Exhibit A to the Revised Class A Master Distribution Plan with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(iii)	Class A Master Distribution Plan and Exhibit A of Empiric 2500 Fund, which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.

(iv)	Revised Class C Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.

(v)	Amended Exhibit A to the Revised Class C Master Distribution Plan with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(vi)	Class I Master Distribution Plan and Exhibit A, which was filed as an exhibit to the Registrant’s Registration Statement on December 16, 2016, is hereby incorporated by reference.

(vii)	Amended Exhibit A to the Class I Master Distribution Plan with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(viii)	Revised Class N Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.

(ix)	Amended Exhibit A to the Revised Class N Master Distribution Plan with respect to the Eventide Large Cap Focus Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 8, 2022, is hereby incorporated by reference.

(x)	Class T Master Distribution Plan which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2017, is hereby incorporated by reference.

(xi)	Amended Exhibit A to the Revised Class T Master Distribution Plan which was filed as an exhibit to the Registrant’s Registration Statement on July 27, 2018 is hereby incorporated by reference.

(xii)	Class R Master Distribution Plan and Exhibit A for the JAG Large Cap Growth Fund – which was filed as an exhibit to the Registrant’s Registration Statement on January 28, 2020, is hereby incorporated by reference.

(xiii)	Class C-1 Master Distribution Plan and Exhibit A for the Catalyst/Millburn Hedge Strategy Fund and the Catalyst/SMH Total Return Income Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 14, 2020, is hereby incorporated by reference.

(n) Rule 18f-3 Plan.

(i)	Amended Multiple Class Plan and Amended Exhibit A, which was filed as an exhibit to the Registrant’s Registration Statement on June 17, 2020, is hereby incorporated by reference.

(ii)	Amended Exhibit A to the Amended Multiple Class Plan with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(o) Reserved.

(p) Codes of Ethics.

(i)	Code of Ethics of SMH Capital Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on March 5, 2014, is hereby incorporated by reference.

(ii)	Amended Code of Ethics of Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on November 19, 2019, is hereby incorporated by reference.

(iii)	Reserved.

(iv)	Code of Ethics of Managed Asset Portfolios, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 29, 2011, is hereby incorporated by reference.

(v)	Code of Ethics of JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.

(vi)	Code of Ethics of Cookson, Peirce & Co., Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.

(vii)	Code of Ethics of Lyons Wealth Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.

(viii)	Code of Ethics of Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.

(ix)	Amended Code of Ethics of Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on September 25, 2012, is hereby incorporated by reference.

(x)	Code of Ethics of Princeton Advisory Group, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2012, is hereby incorporated by reference.

(xi)	Code of Ethics of Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.

(xiii)	Code of Ethics of AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.

(xiv)	Code of Ethics of SL Advisors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.

(xv)	Code of Ethics of Garrison Point Capital, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2015, is hereby incorporated by reference.

(xvi)	Code of Ethics of Boyd Watterson Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.

(xvii)	Amended Code of Ethics of Millburn Ridgefield Corporation which was filed as an exhibit to the Registrant’s Registration Statement on November 19, 2019, is hereby incorporated by reference.

(xxviii)	Code of Ethics of Exceed Advisory LLC, which was filed as an exhibit to the Registrant’s Registration Statement on August 25, 2017, is hereby incorporated by reference.

(xix)	Code of Ethics of Wynkoop LLC, which was filed as an exhibit to the Registrant’s Registration Statement on November 30, 2018 is hereby incorporated by reference.

(xx)	Reserved.

(xxi)	Code of Ethics of CIFC Investment Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 25, 2023, is hereby incorporated by reference.

(xxii)	Code of Ethics of Mount Lucas Management LP which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2018, is hereby incorporated by reference.

(xxiii)	Code of Ethics of Contego Capital Group, Inc. which was filed as an exhibit to the Registrant’s Registration Statement on May 31, 2019, is hereby incorporated by reference.

(xxiv)	Code of Ethics of LifeSci Fund Management LLC which was filed as an exhibit to the Registrant’s Registration Statement on November 19, 2019, is hereby incorporated by reference.

(xxv)	Code of Ethics of Warrington Asset Management, LLC which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2020, is hereby incorporated by reference.

(xxvi)	Code of Ethics of Equity Armor Investments, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 1, 2020, is hereby incorporated by reference.

(xxvii)	Reserved.

(xxviii)	Code of Ethics of Goshen Rock Capital, LLC which was filed as an exhibit to the Registrant’s Registration Statement on May 27, 2021, is hereby incorporated by reference.

(xxix)	Code of Ethics of Aspect Capital Limited which was filed as an exhibit to the Registrant’s Registration Statement on December 8, 2023, is hereby incorporated by reference.

(xxx)	Code of Ethics of Welton Investment Partners LLC which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(q) Powers of Attorney.

(i)	Power of Attorney of the Trust, and a certificate with respect thereto, which was filed as an exhibit to the Registrant’s Registration Statement on July 26, 2024, is hereby incorporated by reference.

(ii)	Powers of Attorney of Mr. Jerry Szilagyi, Trustee of the Trust; Mr. Tobias Caldwell, Trustee of the Trust; Mr. Stephen Lachenauer, Trustee of the Trust; Mr. Tiberiu Weisz, Trustee of the Trust; and Mr. Erik Naviloff, Chief Financial Officer and Treasurer of the Trust, which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(iii)	Powers of Attorney of Michael Schoonover, President/Principal Executive Officer of the Trust which was filed as an exhibit to the Registrant’s Registration Statement on July 26, 2024, is hereby incorporated by reference.

(iv)	Powers of Attorney for each director of CHCSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015, are hereby incorporated by reference.

(v)	Powers of Attorney for each director of CMHSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

(vi)	Powers of Attorney for each director of ACIMFSMFSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

(vii)	Powers of Attorney for each director of CMSF Fund Limited which was filed as an exhibit to the Registrant’s Registration Statement on November 1, 2017, is hereby incorporated by reference.

(viii)	Powers of Attorney for each director of CSACS Fund Limited which was filed as an exhibit to the Registrant’s Registration Statement on November 1, 2017, is hereby incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with the Fund

None.

Item 30. Indemnification

(a) Article VI of the Registrant’s Declaration of Trust provides for indemnification of officers and Trustees as follows:

 Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover the adviser, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) In so far as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d) Paragraph 9 of the Management Agreement between the Trust and AlphaCentric Advisors LLC with respect to AlphaCentric LifeSci Healthcare Fund provides for indemnification of the advisor as follows:

The Trust agrees to indemnify, defend and hold you and your Related Persons harmless from and against all losses, claims, damages, liabilities, costs and expenses (collectively, the “Losses”) arising by reason of being or having been the adviser, or in connection with the past or present performance of services to the Trust in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused, in whole or in part, by reason of the your negligence, willful misfeasance, bad faith or reckless disregard of your duties in the performance of your duties and obligations under this Agreement. These Losses include, but are not limited to, amounts paid in satisfaction of judgments, in settlement, or as fines or penalties, and reasonable counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which you and your Related Persons may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The Trust shall not be obligated to indemnify you or any of your Related Persons for any settlement unless the settlement is approved in advance by the Trust, which may not be unreasonably withheld.

The Trust shall not indemnify or hold harmless any persons seeking indemnification in connection with a proceeding (or part thereof) initiated by you or any Related Person except any proceeding initiated by you or any Related Person for Losses incurred in connection with a prior proceeding not initiated by such person. The Trust shall not indemnify you or any of your Related Persons to the extent you or the applicable Related Person, as the case may be, is reimbursed from the proceeds of insurance or any other source, and in the event the Trust makes any indemnification payments to you or any of your Related Persons and you or the applicable Related Person, as the case may be, is subsequently  reimbursed from the proceeds of insurance or any other source, you shall promptly refund such indemnification payments to the Trust to the extent of such reimbursement.

(d) Paragraph 9 of the Investment Advisory Agreement between the Trust and Catalyst Capital Advisors LLC with respect to Catalyst/Aspect Enhanced Multi-Asset Fund provides for indemnification of the advisor as follows:

The Trust agrees to indemnify, defend and hold you and your Related Persons harmless from and against all losses, claims, damages, liabilities, costs and expenses (collectively, the “Losses”) arising by reason of being or having been the adviser, or in connection with the past or present performance of services to the Trust in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused, in whole or in part, by reason of the your willful misfeasance, bad faith, gross negligence or reckless disregard of your duties in the performance of your duties and obligations under this Agreement. These Losses include, but are not limited to, amounts paid in satisfaction of judgments, in settlement, or as fines or penalties, and reasonable counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which you and your Related Persons may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The Trust shall not be obligated to indemnify you or any of your Related Persons for any settlement unless the settlement is approved in advance by the Trust, which may not be unreasonably withheld.

The Trust shall not indemnify or hold harmless any persons seeking indemnification in connection with a proceeding (or part thereof) initiated by you or any Related Person except any proceeding initiated by you or any Related Person for Losses incurred in connection with a prior proceeding not initiated by such person. The Trust shall not indemnify you or any of your Related Persons to the extent you or the applicable Related Person, as the case may be, is reimbursed from the proceeds of insurance or any other source, and in the event the Trust makes any indemnification payments to you or any of your Related Persons and you or the applicable Related Person, as the case may be, is subsequently reimbursed from the proceeds of insurance or any other source, you shall promptly refund such indemnification payments to the Trust to the extent of such reimbursement.

 Item 31. Business and Other Connections of the Investment Adviser

 (a)     Catalyst Capital Advisors LLC (“CCA”), 53 Palmeras Street, Suite 601, San Juan PR 00901, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-66886.

 (i) CCA has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is a managing member and sole voting member of CCA and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 36 North New York Avenue, Huntington, NY 11743;

Trustee, Variable Insurance Trust, 36 North New York Avenue, Huntington, NY 11743;

President, Mutual Fund and Variable Insurance Trust, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022;

President, Strategy Shares, 36 North New York Avenue, Huntington, New York 11743;

Managing Member and President, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, a provider of legal administration, compliance and management services to mutual funds (including each series of the Trust);

Managing Member and President, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds;

Managing Member of AlphaCentric Advisors LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, an investment advisor to mutual funds;

President of Rational Advisors, Inc., 53 Palmeras St. Suite 601, San Juan, PR 00901, an investment advisor to mutual funds;

Chief Executive Officer, Catalyst International Advisors LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, an investment advisor to a UCITS (Undertakings for Collective Investment in Transferable Securities);

Chief Executive Officer, Insight Media LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, a provider of marketing service to financial services organizations;

Chief Executive Officer, MFund Management LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, a provider of legal administration, compliance and management services to mutual funds (including each series of the Trust).

(b)    SMH Capital Advisors, Inc. (“SMH”) 4800 Overton Plaza Suite 300, Fort Worth, Texas 76109, is registered with the SEC as an investment adviser, file number 801-54089.

(i) During the past two fiscal years, SMH has served as the investment advisor to private client accounts, institutional accounts and sub-advisor to two SEC-registered mutual funds, the Integrity High Income Fund and Integrity Total Return Income Fund.

(ii) During the past two fiscal years, Jeffrey Cummer has been President of SMH. During the past two fiscal years, Dwayne Moyers has been Chief Investment Officer of SMH.

(c)     Eventide Asset Management, LLC (“Eventide”), One International Place, Suite 4210, Boston, Massachusetts 02110, is registered with the SEC as an investment adviser file number 801-69154.

(i) Eventide has engaged in no other business since its inception.

(d)    Reserved.

 (e)     Managed Asset Portfolios, LLC (“MAP”), 950 W. University Drive, Suite 100, Rochester, MI 48307, is registered with the SEC as an investment adviser file number 801-58125.

(i) MAP has engaged in no other businesses of a substantial nature in the last two fiscal years.

(f)      Cookson, Peirce & Co., Inc. (“CP”), 555 Grant Street, Suite 380, Pittsburgh, PA 15219, is registered with the SEC as an investment adviser file number 801-21341.

(i) CP and its directors and officers have engaged in no other businesses of a substantial nature in the last two fiscal years.

(g)    JAG Capital Management (“JAG”), 9841 Clayton Road, St. Louis, MO 63124, is registered with the SEC as an investment adviser file number 801-72799.

(i) JAG and its directors and officers have engaged in no other businesses of a substantial nature in the last two fiscal years. JAG’s parent, J.A. Glynn & Co., is a registered broker-dealer.

(h)    Lyons Wealth Management, LLC (“Lyons”), 1470 Gene Street, Winter Park, FL 32789, is registered with the SEC as an investment adviser file number 801-67895

(i) Lyons Wealth Management, LLC has engaged in no other business since its inception.

(ii) Mark Cosgrove is the controlling member and Manager of Lyons. Mr. Cosgrove is also the Manager of Meerkat Hedge Partners Fund, L.P., a hedge fund, and the holding company, Lyons Wealth Holdings, LLC.

(iii) Alexander Read is a member and the Chief Executive Officer of Lyons. Mr. Read is also the Managing Member of Meerkat Hedge Partners Fund, L.P., a hedge fund, and the holding company, Lyons Wealth Holdings, LLC.

(i) Empiric Advisors, Inc. (“Empiric”) 500 N. Capital of Texas Hwy, Building 8, Suite 150, Austin, Texas 78730, is registered with the SEC as an investment adviser, file number 801-31075

(i) Empiric is the sole owner of Empiric Distributors, Inc., a registered broker-dealer and member of FINRA.

(ii) Mark Coffelt is the Chief Investment Officer and President of Empiric. Mr. Coffelt is also the President of Empiric Distributors, Inc.

(j) Reserved.

(k) AlphaCentric Advisors LLC (“AlphaCentric”), located at 53 Palmeras Street, Suite 601, San Juan PR 00901, is registered with the SEC as an investment adviser, file number 801-79616.

(i) AlphaCentric has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is the managing member of AlphaCentric and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 36 North New York Avenue, Huntington, NY 11743;

Trustee, Variable Insurance Trust, 36 North New York Avenue, Huntington, NY 11743;

President, Registrant;

President, Mutual Fund and Variable Insurance Trust, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022;

President, Strategy Shares, 36 North New York Avenue, Huntington, New York 11743;

Managing Member and President, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member and President, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds.

Managing Member of Catalyst Capital Advisors LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, an investment advisor to mutual funds.

President of Rational Advisors, Inc., 53 Palmeras St. Suite 601, San Juan, PR 00901, an investment advisor to mutual funds;

Chief Executive Officer, Catalyst International Advisors LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, an investment advisor to a UCITS (Undertakings for Collective Investment in Transferable Securities);

Chief Executive Officer, Insight Media LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, a provider of marketing services to financial services organizations;

Chief Executive Officer, MFund Management LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, a provider of legal administration, compliance and management services to mutual funds (including each series of the Trust).

(iii) Mark Kamies is a member of AlphaCentric and is the controlling shareholder and President of Multi-Funds, Inc., 1731 Willow Wood, Nixa, Missouri 65714. Multi-Funds is an investment marketing company.

(l) SL Advisors, LLC (“SL”), located at 210 Elmer Street, Westfield, NJ. 07090 is registered with the SEC as an investment adviser, file number 801-80396.

(i) SL has engaged in no other business since its inception.

(ii) None of the directors or officers of SL have engaged in any other business during the last two fiscal years.

(m) Garrison Point Capital, LLC (“Garrison Point”), located at 100 Pine Street, Suite 2700, San Francisco, CA 94111 is registered with the SEC as an investment adviser, file number 801-77191.

(i) Garrison Point has engaged in no other business during the past two fiscal years.

(ii) Garrett Smith is a Principal of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111:

Principal, Garrison Point Funds, LLC; and Associate, SF Sentry Securities, Inc.

(iii) Brian Loo is a Director of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111:

Principal, Garrison Point Funds, LLC; and Associate, SF Sentry Securities, Inc.

(v) Lee Root is the Chief Financial Officer of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Financial Officer, Garrison Point Funds, LLC; Chief Financial Officer, SF Sentry Securities, Inc.; Chief Financial Officer, SF Sentry Financial Group, LLC; Chief Financial Officer, Sivia, LLC; Chief Financial Officer, Ocean IQ, LLC; Chief Financial Officer, Pine Capital, LLC; and Chief Financial Officer Sentry Advisors, LLC

(vi) Julie Meissner is the Chief Compliance Officer of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Compliance Officer, Garrison Point Funds, LLC; Chief Compliance Officer, SF Sentry Securities, Inc.; Chief Compliance Officer, SF Sentry Financial Group, LLC; Chief Compliance Officer, Sivia, LLC; Chief Compliance Officer, Ocean IQ, LLC; Chief Compliance Officer, Pine Capital, LLC; and Chief Compliance Officer Sentry Advisors, LLC

(n) Boyd Watterson Asset Management, LLC (“Boyd Watterson”), located at 1801 East 9th Street, Suite 1400, Cleveland, Ohio, 44114 is registered with the SEC as an investment adviser, file number 801-57468.

(i) Boyd Watterson has engaged in no other business since its inception.

(ii) None of the directors or officers of Boyd Watterson have engaged in any other business during the last two fiscal years.

(o) Millburn Ridgefield Corporation, located at 411 West Putnam Avenue, Greenwich, CT 06830, is registered with the SEC as an investment adviser, file number 801-60938.

(i) Millburn Ridgefield Corporation has engaged in no other business since its inception.

(ii) None of the directors or officers of Millburn Ridgefield Corporation have engaged in any other business during the last two fiscal years.

(p) Exceed Advisory LLC (“Exceed”) located in New York, NY. Additional information regarding Exceed Advisory LLC, including information regarding any other businesses of a substantial nature engaged in by the firm and its officers, directors and partners in the last two years, will be provided by subsequent amendment.

(q) Wynkoop LLC (“Wynkoop”), located at 5460 S Quebec Street, Suite 110, Greenwood Village, CO 80111, is registered with the SEC as an investment adviser, file number 801-113339.

(i) Wynkoop has engaged in no other business since inception.

(ii) Brandon D. Jundt is the managing member of Wynkoop. Mr. Jundt is also the managing member of Wynkoop RE Manager, LLC, a real estate management company, and the managing member of WynTrail Manager, LLC, a real estate management company.

(r) Reserved.

(s) CIFC Investment Management LLC. (“CIFC”), located at 250 Park Ave, 4th Floor, New York, New York 10177, is registered with the SEC as an investment adviser, file number 801-53728.

(i) CIFC has engaged in no other business since its inception.

(ii) Steve Vaccaro is the Chief Executive Officer and Chief Investment Officer of CIFC and has been engaged within the last two fiscal years as the Chief Executive Officer and Chief Investment Officer of the following entities: CIFC Asset Management Holdings LLC; CIFC Asset Management LLC; CIFC Capital Holdco LLC; CIFC CLO Co-Investment Fund GP LLC; CIFC CLO Management Holdco MO II LLC; CIFC CLO Management Holdco MO LLC; CIFC CLO Management Holdco R II LLC; CIFC CLO Management LLC; CIFC CLO Management II LLC; CIFC CLO Opportunity Fund GP Ltd; CIFC CLO Strategic Partners GP LLC; CIFC CLO Strategic Partners II GP LLC; CIFC CLO Warehouse Fund GP LLC; CIFC Corp, CIFC Holdings I LLC; CIFC Holdings II LLC; CIFC Holdings II Sub LLC; CIFC Holdings III LLC; CIFC Holdings III Sub LLC; CIFC International Holdings I Ltd; CIFC International Holdings I Parent Ltd; CIFC Investment Grade CLO Fund GP LLC; CIFC LLC; CIFC Master Fund LP; CIFC Master Fund ST Funding LLC; CIFC Member LLC; CIFC Parthenon Loan Funding GP LLC; CIFC Senior Secured Corporate Loan Fund GP, LLC; CIFC Tactical Income Fund GP LLC; CIFC VS Holdings LLC; CIFC VS Management LLC; Columbus Nova Credit Investments Management, LLC; CypressTree Investment Management, LLC; CIFC CLO Management Holdco R LLC; CIFC CLO Opportunity Fund I GP LLC; and CIFC CLO Opportunity Fund III GP LP (collectively, “CIFC Entities”).

(iii) John DiRocco is the Chief Operating Officer of CIFC and has been engaged within the last two fiscal years as the Chief Operating Officer of the CIFC Entities.

(ii) Rahul Agarwal is the Chief Financial Officer of CIFC and has been engaged within the last two fiscal years as the Chief Financial Officer of the CIFC Entities.

(t) Mount Lucas Management LP (“Mount Lucas”), located at 405 South State Street, Newtown, PA 18940, is registered with the SEC as an investment adviser, file number 801-28254.

(i) Mount Lucas has engaged in no other business since its inception.

(ii)  None of the directors or officers of Mount Lucas have engaged in any other business during the last two fiscal years.

(u) Contego Capital Group, Inc. (“Contego”), located at 7400 Metro Blvd, Edina, Minnesota 55439, is registered with the SEC as an investment adviser, file number 801-113844.

(i) Contego has engaged in no other business since its inception.

(ii) Robert Branton is the Chief Executive Officer of Contego. Mr. Branton was a managing director of Pacific View from 2016 to 2018.

(iii) Brian Gahsman is the Chief Investment Officer of Contego. Mr. Gahsman was a portfolio manager of Pacific View from 2016 to 2018.

(v) LifeSci Fund Management LLC (“LifeSci”), located at 250 West 55th Street, Suite 3401, New York, NY, 10019, is registered with the SEC as an investment adviser, file number 801-117201.

(i) LifeSci has engaged in no other business since inception.

(ii) Michael Yehuda Rice is a member of LifeSci. Mr. Rice is also the President of LifeSci Advisors, LLC and LifeSci Capital LLC, and is a member of LifeSci Public Relations, LLC, LifeSci Index Partners, LLC and LifeSci Venture Management, LLC.

(iii) Andrew Ian McDonald is a member of LifeSci. Mr. McDonald is also the Chief Executive Officer of LifeSci Advisors, LLC and LifeSci Capital LLC, and a member of LifeSci Public Relations, LLC, LifeSci Index

Partners, LLC and LifeSci Venture Management, LLC. Additionally, Mr. McDonald is also the co-founder and Chief Executive Officer of Attune Pharmaceuticals, an early-stage biotechnology company.

(iv) Robert Brinberg is the Chief Compliance Officer of LifeSci. and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or consultant of the following other companies: LifeSci Capital LLC, LifeSci Venture Management, LLC and Rose & Company Holdings, LLC.

(w) Warrington Asset Management LLC (“Warrington”), 200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646 is registered with the SEC as an investment adviser, file number 801-111865.

(i) Warrington has engaged in no other business during the past two fiscal years.

(ii) Scott Kimple; Manager and Principal of Warrington is the Manager of Warrington GP, LLC.

 (x) Equity Armor Investments, LLC (“EAI”), 311 South Wacker Dr., Ste. 650, Chicago, Illinois 60606, is registered with the SEC as an investment advisor, file no. 801-117276.

(i)	Equity Armor has engaged in no other business during the past two fiscal years.

(ii)	Luke Rahbari, Managing Member and a Portfolio Manager of Equity Armor, (a) is a member of LBD Capital, LLC, a private equity firm; (b) is a partner in MacroGrowth Advisors, which plans to develop index-based strategies; (c) serves as a business advisor to Madoldnut productions, a media post-production company; and (d) is a partner of Tremis, LLC, a cryptocurrency trading and mining firm;

(iii)	Joseph Tigay, Chief Trading Officer and a Portfolio Manager of Equity Armor, is a member of Tremis, LLC, a cryptocurrency trading and mining firm;

(iv)	Brian Stutland, Chief Investment Officer and Chief Compliance Officer of Equity Armor, is a member of: (a) LBD Capital, LLC, a private equity firm; and (b) Tremis, LLC, a cryptocurrency trading and mining firm; and

(v)	Equity Armor is a member of Equity Armor Advisers, LLC, an investment advisory firm, of which Equity Armor principals are engaged in the day to day operations of the company.

(y) Reserved.

(z) Goshen Rock Capital, LLC (“Goshen Rock”), located at 2929 Arch Street, Suite 1703, Philadelphia, PA 19104, is registered with the SEC as an investment adviser, file number 801-71983.

(i) Goshen Rock has engaged in no other business since its inception.

(ii) None of the directors or officers of Goshen Rock have engaged in any other business during the last two fiscal years.

(aa) Aspect Capital Limited (“Aspect”), located at 10 Portman Square, London W1H 6AZ, is registered with the SEC as an investment adviser, file number 801-62408.

 (i)        Aspect has engaged in no other business during the past two fiscal years.

(ii)        Martin Lueck, Director of Aspect, is a Director of Aspect Capital Inc., the sales office and subsidiary of Aspect;

(bb) Welton Investment Partners LLC (“Welton”), located at 1350 6th Ave Suite 1705, New York, NY 10019 is registered with the SEC as an investment adviser, file number 801-80274.

(i)                Welton has engaged in no other business during the past two fiscal years Patrick Welton, Chief Investment Officer and Director of Welton, is Managing Member, Director and Officer of Welton Investment Corporation (“Welton Corp”), Eastwood Building, San Carlos Between 5th and 6th, Carmel, CA 93921, a holding company – financial services; Director and Officer of Welton Global Funds Management Corp (“Welton Global”), Eastwood Building, San Carlos Between 5th and 6th Carmel, CA 93921, a commodity pool operator; and Managing Member of Cody Creek LLC (“Cody Creek”), 200 Clock Tower Place, Carmel, CA 93923, a real estate investment.

(ii)        Guillaume Detrait, President, Director of Welton, is the Chief Operating Officer of Welton Global;

Todd Merrell, Chief Financial Officer of Welton, is the Chief Financial Officer of Welton Global; General Manager of Welton France SAS, 18 rue Pasquier, 75008 Paris, France, a investment research center; Vice President, Welton ESG Advantage Fund Ltd. (“WEAF”) c/o Walkers Corporate (Bermuda) Ltd, Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda, a private investment fund; Vice President, Welton ESG Advantage Master Fund Ltd. (“WEAMF”), c/o Walkers Corporate (Bermuda) Ltd, Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda, a private investment fund; Vice President, Welton Capital Markets Fund Ltd. (“WCMF”), c/o Walkers Corporate (Bermuda) Ltd, Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda, private investment fund; and Vice President, Welton Global Capital Markets Fund Ltd. (“WGCMF”), c/o Walkers Corporate (Bermuda) Ltd, Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda.

David Nowlin, Chief Compliance Officer of Welton, is the Chief Compliance Officer of Welton Global, President of WEAF; President of WEAMF; President of WCMF; and President of WGCMF.

Annette Welton, Director of Welton, is a Managing Member, Director and Officer of Welton Corp; Director and Officer of Welton Global; and Managing Member of Cody Creek.

Donald Putnam, Director of Welton, is the Managing Partner of Grail Partners LLC, 2 Embarcadero Center, San Francisco, CA 94111, an investment bank; Managing Partner of Chalice Fund LP [Private equity fund]. 2 Embarcadero Center, San Francisco, CA 94111, a private equity fund; Chief Executive Officer, Manifold Partners LLC, 2 Embarcadero Center, San Francisco, CA 94111, an investment advisory firm.

Item 32. Principal Underwriters

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Mutual Fund Series Trust.

NLD also acts as principal underwriter for the following open end investment companies:

Atlas U.S. Tactical Income Fund, Boyar Value Fund Inc., Capitol Series Trust, Copeland Trust, DGI Investment Trust, Grandeur Peak Global Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Series Trust, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, Texas Capital Funds Trust, The North Country Funds, The Saratoga Advantage Trust, Segall Bryant Hamill Trust, THOR Financial Technologies Trust, Tributary Funds, Inc., Two Roads Shared Trust, Ultimus Managers Trust, Unified Series Trust, Valued Advisers Trust and Zachs Trust.

NLD also acts as principal underwriter for the following closed end investment companies:

CIM Real Assets & Credit Fund, PREDEX, and Princeton Everest Fund.

(b) NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The principal business address of NLD is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022. NLD is an affiliate of Ultimus Fund Solutions, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Kevin Guerette	President	None

Stephen Preston	Treasurer, Chief Compliance Officer, Financial Operations Principal, and AML Compliance Officer	None
William J. Strait	Secretary, General Counsel	None
Melvin Van Cleave	Chief Information Securities Officer	None

(c) Not Applicable. No underwriting commissions are paid in connection with the sale of Registrant’s Shares.

Item 33. Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant. These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

(a) Ultimus Fund Solutions, LLC (“UFS”), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

(b) Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

(c) U.S. Bank N.A., 425 Walnut Street, Cincinnati, OH 45202.

(d) Catalyst Capital Advisors LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901.

(e) SMH Capital Advisors, Inc., 4800 Overton Plaza Suite 300, Fort Worth, Texas 76109.

(f) Eventide Asset Management, LLC, 2 Franklin Street, Medford, MA, 02155.

(g) Donald L. Hagan, LLC, a.k.a. Day Hagan Asset Management, 330 South Orange Avenue, Sarasota, FL, 34236.

(h) Groesbeck Investment Management Corp., 12 Route 17 North, Suite 130, Paramus, NJ 07652.

(i) Managed Asset Portfolios, LLC, 950 W. University Drive, Suite 100, Rochester, MI 48307.

(j) Cookson, Peirce & Co., Inc., 555 Grant Street, Suite 380, Pittsburgh, PA 15219.

(k) JAG Capital Management, 9841 Clayton Road, St. Louis, MO 63124.

(l) Lyons Wealth Management, LLC, 1470 Gene Street, Winter Park, FL 32789.

(m) Empiric Advisors, Inc, 500 N. Capital of Texas Hwy, Building 8, Suite 150, Austin, Texas 78730

(n) Camelot Portfolios, LLC, 1700 Woodlands Dr., Maumee, Ohio 43537

(o) AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743

(p) Keystone Wealth Advisors LLC, 595 S. Riverwoods Pkwy, Ste 170, Logan, UT 84321

(q) Stone Beach Investment Management, LLC is located at 101 Merritt 7, 5th Floor, Norwalk, CT, 06851.

(r) ITB Capital Advisors, LLC is located at 311 S. Florida Avenue, Lakeland Florida, 33802

(s) SL Advisors, LLC is located at 210 Elmer Street, Westfield, NJ, 07090

(t) Garrison Point Capital, LLC is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111

(u) Boyd Watterson Asset Management, LLC is located at 1801 East 9th Street Suite 1400, Cleveland, Ohio 44114

(v) Millburn Ridgefield Corporation is located at 411 West Putnam Avenue, Greenwich, CT 06830

(w) Pacini Hatfield Investments, LLC is located at 14362 N. Frank Lloyd Wright Blvd., Scottsdale, AZ, 85260

(x) Pacific View Asset Management, LLC is located at 600 Montgomery Street, 6th Floor, San Francisco, California, 94111-2702

(y) Exceed Advisory LLC is located at 28 West 44th Street, 16th Floor, New York, NY 10036

(z) Wynkoop, LLC is located at 5460 S Quebec Street, Suite 110, Greenwood Village, CO 80111

(aa) Dana Investment Advisors, Inc. is located at 20700 Swenson Drive, Suite 400, Waukesha, WI 53186

(bb) Trinity Fiduciary Partners, LLC is located at 200 North Mesquite Street, Suite 205, Arlington, TX 76011

(cc) Caddo Capital Management, LLC is located at 1 Sansome Street, San Francisco, CA 94104

(dd) CIFC Investment Management LLC is located at 250 Park Ave, 4th Floor, New York, New York 10177

(ee) Mount Lucas Management LP is located at 405 South State Street, Newtown, PA 18940

(ff) Contego Capital Group, Inc. is located at 7400 Metro Blvd, Edina, Minnesota 55439

(gg) LifeSci Fund Management LLC is located at 250 West 55th Street, Suite 3401, New York, NY, 10019

(hh) Teza Capital Management LLC is located at 150 North Michigan Avenue, Suite 3700 Chicago, IL 60601

(ii) Kayne Anderson Fund Advisors, LLC is located at 811 Main St., 14th Floor, Houston, TX, 77002

(jj) R&C Investment Advisors, LLC is located at One Exchange Plaza, 55 Broadway, 2nd Floor, New York, NY 10006

(kk) Warrington Asset Management LLC is located at 200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646

(ll) Equity Armor Investments, LLC is located at 311 South Wacker Dr., Ste. 650, Chicago, Illinois 60606

(mm) SWBC Investment Company is located at 9311 San Pedro Avenue, Suite 600, San Antonio, Texas 78216

(nn) Goshen Rock Capital, LLC is located at 2929 Arch Street, Suite 1703, Philadelphia, PA 19104

(oo) Know Your Options, LLC dba RCM Wealth Advisors is located at 405 West Superior Street, Chicago, Illinois 60654

(pp) Breacher Capital Advisors, LLC is located at One Stamford Plaza, 263 Tressed Blvd. Suite 900, Stamford, CT 06901

(qq) Aspect Capital Inc., is located at 10 Portman Square, London W1H 6AZ.

(rr) Welton Investment Partners LLC., is located at 1350 6th Ave Suite 1705, New York, NY 10019.

Item 34. Management Services

None.

Item 35. Undertakings

The Registrant undertakes that each Subsidiary and each Director of each Subsidiary hereby consents to service of process within the United States, and to examination of its books and records.

SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Juan, Commonwealth of Puerto Rico, on the 25th day of October, 2024.

Mutual Fund Series Trust

/s/ Michael Schoonover
Michael Schoonover
President/Principal Executive Officer
October 25, 2024

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated and on the date indicated.

/s/ Michael Schoonover
Michael Schoonover
President/Principal Executive Officer
October 25, 2024

Tobias Caldwell*, Trustee

Erik Naviloff*, Treasurer/Principal Financial Officer and Accounting Officer

Stephen Lachenauer*, Trustee

Jerry Szilagyi*, Trustee

Tiberiu Weisz*, Trustee

By:	/s/ Philip. B. Sineneng
Philip B. Sineneng
Attorney-in-Fact
October 25, 2024

Exhibit Index

ITEM

(d)(xxxviii) Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC

(h)(xviii) Private Investment Company Custodian Agreement relating to the CIBF Fund Limited

(h)(xiv) Investment Advisory Agreement with Catalyst Capital Advisors LLC relating to the CIBF Fund Limited

(i)(ii) Legal Consent of Thompson Hine LLP

(j)(i) Consent of Cohen & Company Ltd